UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


              Investment Company Act file number File No. 811-4415
                                                 -----------------

                        COLLEGE RETIREMENT EQUITIES FUND
                        --------------------------------
               (Exact name of registrant as specified in charter)

                   730 Third Avenue, New York, New York 10017
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Lisa Snow, Esq.
                                  c/o TIAA-CREF
                                730 Third Avenue,
                          New York, New York 10017-3206
                     ---------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-490-9000
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2002
                                             -----------------

57867-1

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2002                                               [TIAA-CREF LOGO]

COLLEGE
RETIREMENT
EQUITIES
FUND

                                             Annual Report|2002

                                                           STOCK

                                                           GLOBAL EQUITIES

                                                           GROWTH

Make this your last paper annual report!
Sign up for electronic delivery. Log on to TIAA-CREF.org/profile

CONTENTS

LETTER FROM THE CHAIRMAN                   1

LETTER FROM THE VICE CHAIRMAN              2

MANAGEMENT/STATUS OF THE ACCOUNTS
    Stock Account                          4
    Global Equities Account                6
    Growth Account                         8

STATEMENT OF INVESTMENTS
    Stock Account                         10
    Global Equities Account               46
    Growth Account                        58

FINANCIAL STATEMENTS

    Report of Management Responsibility   64
    Report of the Audit Committee         64
    Statements of Assets and Liabilities  65
    Statements of Operations              65
    Statements of Cash Flows              66
    Statements of Changes in Net Assets   66
    Notes to Financial Statements         67
    Report of Independent Auditors        71

PARTICIPANT VOTING RESULTS                72

TRUSTEE AND OFFICER DISCLOSURE            74

FOR MORE INFORMATION              BACK COVER

This report contains detailed explanations of the investment results for the CREF Stock, Global Equities, and Growth accounts for the year ended December 31, 2002. A companion report provides similar information for the CREF Money Market, Inflation-Linked Bond, Bond Market, Social Choice, and Equity Index accounts--the other five accounts available under CREF variable annuities.

A Form 10-K Annual Report for the TIAA Real Estate Account is available on request. For historical and current performance information for all of our products, visit the TIAA-CREF Web Center at TIAA-CREF.org, or call our Automated Telephone Service (see back cover).

TIAA-CREF Individual and Institutional Services, Inc., distributes the CREF and TIAA Real Estate Account variable annuities. This booklet must be accompanied or preceded by current CREF and TIAA Real Estate Account prospectuses. For additional copies, call 800 842-2733, extension 5509. TIAA-CREF Investment Management serves as investment manager to CREF.

(C)2003 Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF), New York, NY 10017


PERFORMANCE OVERVIEW AS OF 12/31/2002

                                                                        AVERAGE ANNUAL COMPOUND RATES OF TOTAL RETURN(1)

                             INCEPTION DATE  6-MONTH RETURN       1 YEAR           5 YEARS        10 YEARS     SINCE INCEPTION
   EQUITIES

   CREF Stock                    8/1/52          -10.96%          -20.73%          -1.37%           7.69%          10.11%
   CREF Global Equities          5/1/92          -12.82           -21.72           -3.16            6.77            6.58
   CREF Equity Index            4/29/94          -10.71           -21.76           -0.87             --             9.20
   CREF Growth                  4/29/94           -9.41           -30.06           -5.48             --             6.45

   EQUITIES & FIXED INCOME

   CREF Social Choice            3/1/90           -2.99            -9.17            2.67            8.67            9.82

   FIXED INCOME

   CREF Bond Market              3/1/90            6.30            10.08            7.35            7.33            8.19
   CREF Inflation-Linked Bond    5/1/97            8.51            16.32            8.33             --             7.79
   CREF Money Market(2)          4/1/88            0.72             1.50            4.45            4.61            5.37

   NET ANNUALIZED YIELD  (7-Day Period Ended 12/31/2002)                 NET ANNUALIZED YIELD  (30-Day Period Ended 12/31/2002)

                               CURRENT         EFFECTIVE                                                  CURRENT
   CREF Money Market             1.12%           1.13%                   CREF Bond Market                   3.10%


(1) Due to market volatility, recent performance of the CREF variable annuities may differ from the figures shown above. For the most current performance,
     visit         the          TIAA-CREF          Web         Center         at
     www.tiaa-cref.org/charts/ra-performance.html, or call 800 842-2776. Past performance should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less upon redemption.

(2) As with all the CREF variable annuity accounts, the funds you invest in the CREF Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return.

From the Chairman of TIAA-CREF

                                                                 [PHOTO OMITTED]
                                                         HERBERT M. ALLISON, JR.


Since becoming chairman of TIAA-CREF on November 1, 2002, I have been impressed by the integrity, excellence in financial products, and dedication to customers that are long-standing hallmarks of the company. It is an honor to lead this remarkable organization.

     TIAA-CREF's fundamental goal will remain, as always, to serve the needs of those in education and research and to be your trusted partner through good markets and bad.

     The past year was another period of economic uncertainty, made worse by waning investor confidence. In spite of a positive fourth quarter, stocks declined sharply for the third straight year. The downturn has upset many people's plans for retirement, especially those preparing to make the transition soon. I can assure you that we at TIAA-CREF are fully aware of the anxiety and hardship investors everywhere are facing during these difficult times.

     As you review your portfolio's returns and composition, please keep in mind that CREF's management of its accounts is consistent and disciplined. Our goal for each account is to outperform a broad market benchmark over time, while controlling the risk level to keep performance relatively close to that of the benchmark. Obviously, when broad markets fall, the accounts tied to those markets follow. When markets rise, our investors benefit from relatively pure exposure to a broad spectrum of securities within the benchmark's universe.

     The value of diversification, within and across asset classes, has never been more evident than over the past few years. CREF's fixed-income accounts provided positive returns in 2002, which helped to counterbalance the negative performance of the equities markets. Although outside the scope of this report, the TIAA Traditional Annuity and the TIAA Real Estate Account also offered participants effective tools for diversifying their retirement portfolios. The TIAA Traditional Annuity guarantees principal and a minimum interest rate, while also offering the opportunity for dividends. This account's total interest rates continue to be among the highest in the life insurance industry, and TIAA maintains triple-A ratings from all of the leading insurance industry rating agencies: Moody's, Standard & Poor's, A. M. Best, and Fitch. (TIAA's guarantees are backed by its claims-paying ability and do not extend to CREF or our other variable products.) If you'd like to take a closer look at the full range of accounts available to you and reevaluate your portfolio in light of them, I encourage you to log onto our website or speak with a TIAA-CREF consultant.

     Despite widespread declines in savings rates among the general public--including retirement savings--TIAA-CREF saw strong growth in new participants in 2002. The TIAA-CREF retirement system ended the year with more than 2.8 million individual participants and 14,600 participating institutions, up from 2.3 million and 12,800 in 2001. One explanation was the flight to quality by investors rattled by stock market volatility, historically low interest rates, global political tensions, and corporate scandals. During such periods, investors tend to seek out companies they know to be stable and trustworthy.

     TIAA-CREF has always given the highest priority to protecting the interests of its customers, through careful examination of its investments and vigilant attention to shareholder issues. Principles that TIAA-CREF has advocated for more than 30 years, such as ethical accounting practices and board independence, have now become central to restoring investor confidence. As an authority on corporate governance issues, we have been called to testify in Washington on new reform legislation. And we will continue to work on a number of fronts to promote the interests of shareholders.

     Changes in the law and the increasing regulatory oversight of financial markets are coinciding with the needs of investors for low-priced products, supported by helpful information, from a company they can trust. TIAA-CREF is well-positioned to meet its clients' needs during these challenging times. Even so, we have committed ourselves to reviewing all of our products and services to make sure we continue to earn our reputation for providing excellent value to our customers in keeping with their changing needs.

     As we make the decisions that determine our strategy going forward, we will, as always, be guided by one overriding principle: to do what serves the best interest of our participants and institutions. TIAA-CREF once again has an opportunity to pioneer change that further enhances your opportunity to build the financial future you want and deserve. I assure you that in the months and years to come we will proceed as before: with care and with dedication to you, our partners.

/s/ Herbert M. Allison, Jr.

Herbert M. Allison, Jr.

CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

From the Vice Chairman of TIAA-CREF

A third straight year of equity market declines has understandably caused considerable pain for many of us. Over the last three years, the S&P 500 Index sustained a cumulative decline of almost 38%, while the more inclusive Russell 3000 Index dropped about 36%. The Russell 3000 Growth Index, with its large component of technology companies, lost 55% during the period. The global Morgan Stanley World Index showed a loss of 42%. The largest declines occurred during 2002, when the S&P 500 lost more than 20% and the equity indexes of other industrial nations dropped substantially as well.

     It is worth remembering that the retreat in stock prices is rooted in events in the overall economy. The period of economic growth ending in early 2001 marked the longest continuous expansion in the United States since the Civil War. It resulted from factors that included productivity gains, increased demand from both consumers and businesses, declining inflation and interest rates, and global conditions that made investment in U.S. companies attractive.

     The recession of 2001 and the slower rate of growth since then have also been associated with a convergence of factors. The earlier high rates of growth have led to excess capacity in many industries, and cutbacks by companies have resulted in increased unemployment and reduced corporate spending.

     Corporate scandals at Enron, Worldcom, and other former and current corporate giants, have shaken investor confidence, and a widespread decrease in corporate earnings has made stock investors wary. Certain sectors, including technology, have suffered disproportionately. New investment in U.S. markets by European investors fell to about $39 billion during the third quarter of 2002, a sharp decline from the average quarterly amount of about $76 billion during 2001. Added to these factors during 2002 were the threats of additional attacks by al-Qaeda and of war in the Persian Gulf, raising the prospect of interruptions in the oil supply and foreign political instability.

     During 2002, these pervasive trends in the world economy and its equity markets affected virtually every fund or account that invests in stocks, here or abroad, and the CREF Stock, Global Equities and Growth accounts were no exceptions. The Stock Account closely tracked its benchmark, a weighted composite of the Russell 3000 Index and the Morgan Stanley EAFE+Canada Index, posting a loss of 20.73%, compared with a 20.26% decline in the composite index.

     The Global Equities Account posted a decline of 21.72%, lagging its Morgan Stanley World Index benchmark by 1.64 percentage points because of individual stock selections. Broad-based losses in all regions of the world contributed to the decline of the benchmark and the account.

                   We continue to maintain highly disciplined
                     risk controls for all of our accounts.


     Growth stocks, because of their high level of exposure to the troubled technology sector, declined more sharply. The CREF Growth Account posted a loss of 30.06% as a result of poor performance among growth stocks in general and of individual stock holdings that did not perform as we expected. This compares with the -28.04% return of the Russell 3000 Growth Index and the -27.88% return of the Russell 1000 Growth Index. For the first three quarters of the year, the CREF Growth Account used the former Russell index as its benchmark. On October 1 we replaced it with the Russell 1000 Growth Index, enabling us to align the account more closely with the large-cap growth category used by fund rating services such as Morningstar and Lipper. (The two Russell indexes have an overlap of about 93%, ensuring continuity in the fund's operation.)

     Equity investors are well aware of the difficulties in these markets, and we share in their discomfort. We can, however, take some legitimate comfort in several other considerations. First, the declines of the last three years came on top of the bull market of the 1990s, when S&P 500 returns averaged over 25% for five straight years (1995-1999). Investments in equities soared during that period.

     Second, CREF's diversified approach to equity investment prevented excessive exposure to individual stocks and sectors that suffered much worse losses than our highly diversified accounts. This was a year in which companies with household names like General Electric and Home Depot saw their share prices drop 39.2% and 52.9%, respectively, while AOL Time Warner plunged 59.2%, and the technology sector of the S&P 500 Index lost 37.6%.

     Our selection of stocks occurs in a disciplined framework designed to limit exposure to any one company or industry. Many of our equity accounts use TIAA-CREF's Dual Investment Management Strategy(R), which combines active and quantitative methods. This approach enables investors to benefit from the skills of active managers, who conduct in-depth research and analysis to identify individual stocks that may outperform or underperform the fund's benchmark index. At the same time, quantitative managers use financial modeling software and other tools to build a portfolio that reflects the overall risk and investment characteristics of the benchmark.

2    College Retirement Equities Fund 2002 ANNUAL REPORT

[PHOTO OMITTED]
MARTIN L. LEIBOWITZ

TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
CREF STOCK ACCOUNT..................................................... -20.73%
CREF Composite Index................................................... -20.26
Russell 3000(R)Index................................................... -21.54
Morgan Stanley Capital International EAFE + Canada Index............... -15.50
Morningstar Large Blend (VA) category.................................. -22.41
Morningstar Foreign Stock (VA) category................................ -18.78

CREF GLOBAL EQUITIES ACCOUNT........................................... -21.72%
Morgan Stanley Capital International World Index....................... -20.08
Morningstar World Stock (VA) category.................................. -22.37

CREF GROWTH ACCOUNT.................................................... -30.06%
Russell 1000(R)Growth Index............................................ -27.88
Russell 3000(R)Growth Index............................................ -28.04
Morningstar Large Growth (VA) category................................. -29.02
--------------------------------------------------------------------------------

Please see pages 4 to 9 for more detailed performance information. The Russell 3000(R) Index, Russell 3000(R) Growth Index and Russell 1000(R) Growth Index are trademarks and service marks of the Frank Russell Company. No CREF account is promoted, endorsed, sponsored, or sold by or affiliated with the Frank Russell Company. The CREF Composite Index is a weighted average of the Russell 3000 and the MSCI EAFE + Canada indexes. The benchmark indexes are unmanaged, and you cannot purchase shares in these indexes directly. The performance figures for these indexes do not reflect any investment or operating expenses.


     As we gain experience with this method over different market cycles, we make periodic adjustments to improve its efficiency and effectiveness. Our current focus is on achieving greater integration of our active and quantitative management efforts. Our basic application of the methodology, however, remains constant, as does its fundamental purpose: to maintain an optimal balance between risk and opportunity.

     Apart from the risk controls in place on individual accounts, there is another reason why many TIAA-CREF participants found themselves in better financial shape than other Americans at the end of 2002. Most of our participants have a significant level of diversification across the asset classes, considerably more than the typical individual investor. Their portfolios include accounts that invest in bonds or real estate, as well as the TIAA Traditional Annuity, which guarantees both principal and a specified rate of interest, based on TIAA's claims-paying ability, and also offers the potential for additional growth in the form of dividends.

     During 2002, the CREF Bond Market Account and the CREF Inflation-Linked Bond Account posted returns of 10.08% and 16.32%, respectively, while TIAA Traditional provided a crediting rate that varied from 4.50% to 8.00%, depending on when contributions were made. The TIAA Real Estate Account returned 3.41% for the year.

     Our participants, for the most part, have made the choice to spread their assets widely and wisely. As a result, TIAA-CREF is one of the few financial services companies that has a majority of its total assets under management invested in fixed-income and real estate investments. While the stock market declines of the last three years have been difficult to accept, we take some comfort in this diversification.

     Performance information for all eight CREF accounts appears on the inside front cover of this report. A discussion of the strategies that guided the CREF Stock, Global Equities and Growth accounts during the year, and of their results, appears on the following pages. A separate report for the other CREF accounts is provided to participants who have assets in them.

     The threat of war and the risk of deflation continue to hang over the marketplace, but many observers see today's leaner companies, operating under closer regulatory scrutiny, as well positioned for future opportunities, whenever they might appear. We cannot predict future returns, but we remain optimistic about the prospects for long-term economic growth.

     At TIAA-CREF we continue to maintain highly disciplined risk controls for all of our accounts to ensure that their returns are within reasonable bounds, relative to their benchmarks. Even under this year's stressful market conditions, these controls have worked well. Our goal remains to add positive value beyond the benchmark's rate of return, and I assure you that we are working hard at refining our investment process to generate the best possible returns for our participants over the long term.

/s/ Martin L. Leibowitz

Martin L. Leibowitz

VICE CHAIRMAN
OF TIAA-CREF

                        2002 ANNUAL REPORT College Retirement Equities Fund    3

Stock Account

INVESTMENT OBJECTIVE

The CREF Stock Account seeks a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE

The account uses TIAA-CREF's Dual Investment Management Strategy(R), which combines active management and quantitative methods.

o Active managers select domestic and foreign stocks they believe offer superior returns and avoid or underweight stocks they feel are less attractive.

o Quantitative managers use financial models to build an overall portfolio that reflects the risk and investment characteristics of the account's benchmarks: the Russell 3000 Index for domestic stocks, and the MSCI EAFE+Canada Index for foreign stocks. Quantitative managers may also use proprietary valuation and trading techniques to try to outperform the indices.

NOTE: Foreign securities are subject to special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

The CREF Stock Account posted a total return of -20.73 percent, closely tracking the -20.26 percent return of its composite benchmark, a weighted average of the Russell 3000 and the MSCI EAFE + Canada indexes. (See box at right.) The account's return was greater than the -22.41 percent average return of similar variable annuities, as measured by the Morningstar Large Blend (VA) category, which tracked 2,186 funds at year's end.

     Both domestic and foreign stocks were down sharply during the first three quarters. Cuts in interest rates by the Federal Reserve and the European Central Bank in November gave stocks a fourth-quarter boost but not enough to erase the year's losses. The Russell 3000 Index lost 21.54 percent during 2002. The EAFE+Canada Index of foreign stocks did slightly better than domestic stocks as a group but still lost 15.50 percent for the year.

     The account's return differed from that of its composite benchmark because the domestic portion of the account produced a lower return than the Russell 3000 Index, even after accounting for expenses. This more than offset the positive contributions of the international portion of the account, which outperformed the MSCI EAFE+Canada Index. Within both segments of the account, these differences were caused by individual stock selections.

     At the end of the period, approximately 32.4 percent of the account was actively managed across both its international and domestic portions. Within the international portion of the account, country weightings were roughly comparable to those of the EAFE+Canada Index.

     In the domestic segment, performance relative to the benchmark was helped by a variety of holdings, including those in insurers Aetna and Safeco, health-care companies Tenet Healthcare and UnitedHealth Group, and energy companies Apache and Burlington Resources. These positive contributions were more than offset by the negative effects of other positions, including a holding in industrial conglomerate Tyco International, which, despite its positive contribution in the fourth quarter, detracted significantly from performance during the earlier part of the year. Overweights in Citigroup and Sprint PCS
Group and an underweight position in Merck also detracted from relative performance.

     Positive contributions to performance within the international segment came from energy stocks such as Eni and Total Fina in Europe and CNOOC Ltd. in China. Other positive factors included positions in Nissan and Renault and in the French bank Credit Lyonnais. These more than compensated for the negative effects of overweight positions in companies such as Royal & SunAlliance and ASM Lithography. Underweight positions in Toyota, Vivendi Universal and Royal Bank also detracted from relative performance.

--------------------------------------------------------------------------------
The Account's Benchmarks
--------------------------------------------------------------------------------

  We use two benchmarks for the CREF Stock Account: the Russell 3000 Index, representing the U.S. stock market, and the Morgan Stanley Capital International Europe, Australasia, and Far East plus Canada Index, representing foreign stock markets. For a comparison with the account's performance, you might combine these two, weighting them according to the size of the account segments that track the two benchmarks. As of December 31, 2002, about 80 percent of the account tracked the Russell 3000, and 20 percent tracked the MSCI EAFE+Canada.

       We use the Russell 3000 to measure the U.S. stock market because it includes 98 percent of the capitalization of all publicly traded U.S. stocks. The Standard & Poor's 500 Stock Index covers only about 75 percent.
--------------------------------------------------------------------------------

4    College Retirement Equities Fund 2002 ANNUAL REPORT

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY INVESTMENT STRATEGY AS OF 12/31/2002



        [The table below represents a pie chart in the printed report.]

                   Domestic Enhanced Index Segment        61.6%
                   International Segment                  20.2%
                   Domestic Active Segment                18.1%
                   Short-Term Investments                  0.2%



$10,000 OVER TEN YEARS

        [The table below represents a line chart in the printed report.]

                                                                     MSCI EAFE+
Date              Stock Account        Russell 3000 Index           Canada Index
Dec-92                10000                     10000                  10000
Jan-93                10075                     10098                   9991
Feb-93                10145                     10163                  10303
Mar-93                10449                     10417                  11175
Apr-93                10311                     10141                  12209
May-93                10592                     10433                  12464
Jun-93                10589                     10501                  12273
Jul-93                10620                     10483                  12683
Aug-93                11044                     10890                  13347
Sep-93                10989                     10889                  13034
Oct-93                11231                     11045                  13463
Nov-93                10989                     10874                  12316
Dec-93                11390                     11087                  13193
Jan-94                11858                     11427                  14298
Feb-94                11581                     11150                  14234
Mar-94                11051                     10663                  13620
Apr-94                11199                     10785                  14171
May-94                11283                     10903                  14098
Jun-94                11057                     10605                  14258
Jul-94                11365                     10934                  14412
Aug-94                11829                     11410                  14769
Sep-94                11564                     11167                  14332
Oct-94                11757                     11352                  14785
Nov-94                11277                     10938                  14071
Dec-94                11377                     11107                  14164
Jan-95                11414                     11351                  13613
Feb-95                11828                     11814                  13602
Mar-95                12169                     12108                  14440
Apr-95                12490                     12424                  14973
May-95                12899                     12875                  14822
Jun-95                13159                     13248                  14582
Jul-95                13697                     13780                  15464
Aug-95                13734                     13902                  14896
Sep-95                14219                     14441                  15174
Oct-95                14025                     14316                  14776
Nov-95                14607                     14951                  15193
Dec-95                14894                     15195                  15787
Jan-96                15289                     15636                  15879
Feb-96                15501                     15867                  15926
Mar-96                15675                     16026                  16263
Apr-96                15978                     16330                  16743
May-96                16264                     16748                  16457
Jun-96                16243                     16694                  16528
Jul-96                15523                     15820                  16044
Aug-96                15926                     16300                  16105
Sep-96                16692                     17187                  16541
Oct-96                16947                     17501                  16431
Nov-96                18027                     18736                  17108
Dec-96                17786                     18510                  16871
Jan-97                18531                     19535                  16345
Feb-97                18569                     19556                  16593
Mar-97                17868                     18671                  16610
Apr-97                18605                     19591                  16712
May-97                19845                     20929                  17813
Jun-97                20694                     21799                  18765
Jul-97                22143                     23508                  19109
Aug-97                21152                     22555                  17702
Sep-97                22320                     23833                  18696
Oct-97                21457                     23033                  17285
Nov-97                22102                     23915                  17092
Dec-97                22475                     24394                  17254
Jan-98                22702                     24520                  17990
Feb-98                24271                     26274                  19161
Mar-98                25459                     27576                  19791
Apr-98                25701                     27848                  19944
May-98                25177                     27160                  19841
Jun-98                25840                     28079                  19946
Jul-98                25592                     27569                  20076
Aug-98                21741                     23345                  17512
Sep-98                22729                     24938                  17012
Oct-98                24545                     26831                  18783
Nov-98                26016                     28472                  19735
Dec-98                27630                     30281                  20492
Jan-99                28404                     31310                  20496
Feb-99                27408                     30201                  19980
Mar-99                28349                     31309                  20814
Apr-99                29641                     32723                  21706
May-99                28954                     32100                  20610
Jun-99                30477                     33723                  21416
Jul-99                29956                     32700                  22032
Aug-99                29701                     32329                  22095
Sep-99                29168                     31502                  22333
Oct-99                30591                     33478                  23196
Nov-99                31492                     34415                  24007
Dec-99                33564                     36611                  26215
Jan-00                32108                     35176                  24622
Feb-00                32477                     35502                  25320
Mar-00                34746                     38284                  26359
Apr-00                33417                     36935                  24992
May-00                32574                     35897                  24386
Jun-00                33561                     36960                  25440
Jul-00                32846                     36306                  24468
Aug-00                34957                     38999                  24787
Sep-00                33308                     37233                  23503
Oct-00                32839                     36703                  22863
Nov-00                30169                     33320                  21941
Dec-00                30733                     33880                  22709
Jan-01                31535                     35039                  22770
Feb-01                28727                     31838                  20971
Mar-01                26800                     29762                  19524
Apr-01                28875                     32149                  20861
May-01                28890                     32407                  20140
Jun-01                28196                     31810                  19371
Jul-01                27706                     31285                  18915
Aug-01                26247                     29438                  18451
Sep-01                23891                     26841                  16669
Oct-01                24454                     27465                  17119
Nov-01                26122                     29581                  17709
Dec-01                26464                     29998                  17837
Jan-02                25876                     29622                  16945
Feb-02                25467                     29016                  17048
Mar-02                26609                     30288                  17953
Apr-02                25470                     28699                  18048
May-02                25307                     28367                  18348
Jun-02                23560                     26325                  17602
Jul-02                21649                     24232                  15856
Aug-02                21758                     24346                  15831
Sep-02                19451                     21787                  14152
Oct-02                20931                     23522                  14895
Nov-02                22137                     24945                  15580
Dec-02                20979                     23535                  15076

The graph assumes a $10,000 investment in the CREF Stock Account on January 1, 1993. It shows that, by December 31, 2002, the investment would have grown to $20,979. For comparison, the graph shows how the Stock Account's benchmarks changed over the same period.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2002

         [The table below represents a pie chart in the printed report.]

                    Consumer Products and Services      35.4%
                    Financial Services                  20.5%
                    Manufacturing and Materials         14.7%
                    Technology                          13.0%
                    Utilities                            7.9%
                    Energy                               7.0%
                    Transportation                       1.3%
                    Short-Term Investments               0.2%

TEN LARGEST HOLDINGS AS OF 12/31/2002

                                        SHARES      MARKET VALUE   PERCENT OF
   COMPANY                           (IN MILLIONS)  (IN MILLIONS)  NET ASSETS

   General Electric Co                   71.1        $ 1,730.3         2.29
   ExxonMobil Corp                       48.9          1,707.2         2.26
   Microsoft Corp                        30.7          1,587.3         2.10
   Pfizer, Inc                           45.0          1,375.6         1.82
   Citigroup, Inc                        34.3          1,208.2         1.60
   Johnson & Johnson                     18.9          1,014.1         1.34
   Wal-Mart Stores, Inc                  19.8          1,001.3         1.33
   Int'l Business Machines Corp          12.1            937.3         1.24
   American Int'l Group, Inc             14.4            835.5         1.11
   Verizon Communications, Inc.          20.9            808.1         1.07

PERFORMANCE AT A GLANCE AS OF 12/31/2002

                                                AVERAGE ANNUAL COMPOUND         CUMULATIVE RATES OF           2002
                                             RATES OF TOTAL  RETURN(1,2)          TOTAL RETURN(1,2)          ACTUAL     NET ASSETS
                                             1 YEAR    5 YEARS   10 YEARS     1 YEAR   5 YEARS  10 YEARS    EXPENSES   (IN BILLIONS)

STOCK ACCOUNT                                -20.73%     -1.37%    7.69%      -20.73%    -6.67%  109.77%    0.44%(3)       $75.6
-----------------------------------------------------------------------------------------------------------------------------------
Russell 3000 Index                           -21.54      -0.71     8.94       -21.54     -3.52   135.36       --              --
MSCI EAFE+Canada Index(4)                    -15.50      -2.66     4.19       -15.50    -12.62    50.77       --              --
Morningstar Large Blend (VA) category        -22.41      -2.41     6.93       -22.41    -11.50    95.40       --              --
Lipper Growth and Income Fund Index          -20.48      -0.82     8.28       -20.48     -2.80   125.88       --              --
Morningstar Foreign Stock (VA) category      -18.78      -3.91     3.98       -18.78    -18.06    47.77       --              --
Lipper International Fund Index              -16.67      -2.63     4.76       -16.67    -11.15    63.45       --              --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Due to market volatility, recent performance of the CREF Stock Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org/charts/ ra-performance.html, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Stock Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.

(4) From May 31, 2001 through May 31, 2002, MSCI published two versions of this index, a "standard" and a "provisional," in order to provide a transition to a new way of calculating the index. CREF adopted the "provisional" version on July 1, 2001, and the returns shown above include "provisional" data from July 1, 2001 through May 31, 2002. As of June 1, 2002, the index was once again available in only one version.

                        2002 ANNUAL REPORT College Retirement Equities Fund    5

Global Equities Account

INVESTMENT OBJECTIVE

The CREF Global Equities Account seeks a favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio consisting primarily of foreign and domestic common stocks.

PORTFOLIO PROFILE

o Under normal circumstances, the account invests at least 80 percent of its assets in equity securities of foreign and domestic companies. Typically, at least 40 percent of its assets is invested in foreign securities and at least 25 percent in domestic securities. The remaining 35 percent is distributed between foreign and domestic securities, as we deem appropriate.

o The account uses TIAA-CREF's Dual Investment Management Strategy(R), which combines active and quantitative methods. (See page 4.) The benchmark for its enhanced index segment--and for the account itself--is the Morgan Stanley Capital International (MSCI) World Index. For its stock selection segment, we select individual stocks while monitoring sector, country, and regional asset allocation.

o Foreign securities are subject to special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

The CREF Global Equities Account posted a total return of -21.72 percent for 2002, compared with the -20.08 percent return of its performance benchmark, the MSCI World Index, and the -22.37 percent average return of similar variable annuities, as measured by the Morningstar World Stock (VA) category. This Morningstar category tracked 692 funds at year's end.

     Interest rate cuts by both the Federal Reserve and the European Central Bank in November made stock investments more attractive and produced a year-end rally. This was not enough to offset the year's earlier losses, which were largely the result of concerns about war in the Persian Gulf and about worldwide economic prospects. The fund limited its risk by keeping its holdings roughly in line with the regional segments of the benchmark. Performance was somewhat below that of the benchmark because of individual stock selections in the domestic and Asia-Pacific segments. These more than offset positive performance, relative to the benchmark, in the European segment.

$10,000 OVER TEN YEARS

        [The table below represents a line chart in the printed report.]

Date                     Global Equities Account                MSCI World Index
Dec-92                            10000                              10000
Jan-93                            10064                              10030
Feb-93                            10299                              10265
Mar-93                            10918                              10857
Apr-93                            11359                              11357
May-93                            11588                              11616
Jun-93                            11461                              11516
Jul-93                            11677                              11750
Aug-93                            12336                              12286
Sep-93                            12141                              12056
Oct-93                            12903                              12385
Nov-93                            12390                              11682
Dec-93                            13545                              12250
Jan-94                            14041                              13055
Feb-94                            13707                              12884
Mar-94                            13003                              12325
Apr-94                            13316                              12703
May-94                            13368                              12733
Jun-94                            13277                              12695
Jul-94                            13623                              12933
Aug-94                            14161                              13320
Sep-94                            13850                              12967
Oct-94                            14157                              13333
Nov-94                            13567                              12752
Dec-94                            13482                              12872
Jan-95                            13143                              12676
Feb-95                            13278                              12857
Mar-95                            13913                              13474
Apr-95                            14449                              13941
May-95                            14598                              14057
Jun-95                            14930                              14049
Jul-95                            15676                              14749
Aug-95                            15446                              14417
Sep-95                            15781                              14834
Oct-95                            15351                              14597
Nov-95                            15882                              15101
Dec-95                            16191                              15539
Jan-96                            16475                              15817
Feb-96                            16683                              15910
Mar-96                            16892                              16172
Apr-96                            17331                              16549
May-96                            17506                              16560
Jun-96                            17664                              16640
Jul-96                            16898                              16049
Aug-96                            17364                              16230
Sep-96                            18174                              16862
Oct-96                            18086                              16976
Nov-96                            19066                              17924
Dec-96                            19102                              17634
Jan-97                            19594                              17843
Feb-97                            19464                              18045
Mar-97                            19023                              17685
Apr-97                            19522                              18259
May-97                            21049                              19383
Jun-97                            21996                              20346
Jul-97                            23155                              21280
Aug-97                            22213                              19853
Sep-97                            23423                              20928
Oct-97                            22395                              19824
Nov-97                            22482                              20171
Dec-97                            22605                              20413
Jan-98                            23313                              20979
Feb-98                            24596                              22395
Mar-98                            25773                              23337
Apr-98                            26046                              23561
May-98                            25628                              23263
Jun-98                            26345                              23811
Jul-98                            26213                              23769
Aug-98                            22079                              20596
Sep-98                            22357                              20957
Oct-98                            23767                              22848
Nov-98                            25178                              24203
Dec-98                            26804                              25382
Jan-99                            27659                              25934
Feb-99                            26736                              25240
Mar-99                            27441                              26287
Apr-99                            28333                              27320
May-99                            27348                              26318
Jun-99                            28959                              27542
Jul-99                            29322                              27455
Aug-99                            28942                              27403
Sep-99                            28962                              27133
Oct-99                            30309                              28540
Nov-99                            32607                              29339
Dec-99                            36466                              31710
Jan-00                            35200                              29891
Feb-00                            37361                              29968
Mar-00                            37858                              32036
Apr-00                            35617                              30677
May-00                            33919                              29897
Jun-00                            35275                              30900
Jul-00                            34240                              30026
Aug-00                            36053                              30999
Sep-00                            33573                              29347
Oct-00                            32758                              28852
Nov-00                            29930                              27097
Dec-00                            30564                              27532
Jan-01                            30880                              28074
Feb-01                            27991                              25699
Mar-01                            26029                              23993
Apr-01                            27896                              25755
May-01                            27571                              25395
Jun-01                            26540                              24597
Jul-01                            26011                              24139
Aug-01                            24708                              22983
Sep-01                            22515                              20967
Oct-01                            23130                              21455
Nov-01                            24440                              22743
Dec-01                            24598                              22891
Jan-02                            23729                              22190
Feb-02                            23327                              21948
Mar-02                            24443                              22940
Apr-02                            23597                              22118
May-02                            23534                              22171
Jun-02                            22087                              20822
Jul-02                            20053                              19090
Aug-02                            20090                              19122
Sep-02                            18003                              17017
Oct-02                            19254                              18271
Nov-02                            20232                              19254
Dec-02                            19255                              18318

The graph assumes a $10,000 investment in the CREF Global Equities Account on January 1, 1993. It shows that, by December 31, 2002, the investment would have grown to $19,255. For comparison, the graph shows how the MSCI World Index, the Global Equities Account's benchmark, changed over the same period.

     Among the account's North American investments, positive contributions to performance, relative to the benchmark, came from holdings that included UnitedHealth Group, energy companies Burlington Resources and Apache, insurers Aetna and Safeco, and Bank of America. These positive contributions were more than offset by positions in stocks such as Baxter International, Sprint PCS Group, and Sun Microsystems, and by an underweight holding in Merck.

     In the European region, several holdings, including consumer companies such as British American Tobacco and the Danone Group, media companies Vivendi Universal and British Sky Broadcasting, healthcare companies Centerpulse and Nobel Biocare Holding, and energy company IHC Caland, helped performance. Underweight positions in Elan Corp and in Ericsson also enhanced relative performance. These positive contributions more than compensated for an overweight position in Credit Suisse Group and underweight holdings in EMI, STMicroelectronics, and Dutch retailer Ahold.

     Performance in the Asia-Pacific region benefited from holdings in cosmetic company Kose and appliance firm Rinnai and from underweight positions in Nippon Electric and Hitachi, all Japanese companies. These positives, however, were more than offset by losses from holdings in other Japanese companies such as Sony, Nippon Television, and Hankyu Department Stores, and a holding in the Australian company Brambles Industries.

6    College Retirement Equities Fund 2002 ANNUAL REPORT

--------------------------------------------------------------------------------
   The Account's Benchmark
--------------------------------------------------------------------------------

   The benchmark we use for the CREF Global Equities Account is the Morgan Stanley Capital International (MSCI) World Index. This index is an aggregate of 21 developed market countries. MSCI calculates indexes by applying full market capitalization weights (price multiplied by the number of shares outstanding) for the securities in the index. MSCI calculates regional indexes using GDP weightings for countries.

        In constructing its country indexes, MSCI defines the securities listed (i.e., available for trading) in each country, sorts them into industry groups, and selects the largest ones within each industry (by
   market   capitalization)   until  it  has  60  percent  of  each   industry
   represented. It deletes stocks without sufficient liquidity and corrects for cross-ownership among stocks in the index, then weights them all by market capitalization for each stock.
--------------------------------------------------------------------------------

DIVERSIFICATION AMONG WORLD MARKETS AS OF 12/31/2002

        [The table below represents a pie chart in the printed report.]

                        United States                 50.8
                        United Kingdom                10.2
                        Japan                          8.6
                        Switzerland                    5.7
                        Netherlands                    3.7
                        France                         3.4
                        Canada                         2.5
                        Australia                      1.9
                        Germany                        1.7
                        18 other nations               6.1
                        Short-Term Investments         5.4

TEN LARGEST HOLDINGS AS OF 12/31/2002

                                                           PERCENT
                                  SHARES     MARKET VALUE  OF NET
   COMPANY                    (IN MILLIONS) (IN MILLIONS)  ASSETS  COUNTRY

   Microsoft Corp                  2.6          $135.6      2.47   United States
   Citigroup, Inc                  2.8            99.7      1.81   United States
   ExxonMobil Corp                 2.8            98.0      1.78   United States
   Pfizer, Inc                     3.2            97.2      1.77   United States
   General Electric Co             3.4            83.6      1.52   United States
   Johnson & Johnson               1.5            79.3      1.44   United States
   Wal-Mart Stores, Inc            1.4            72.6      1.32   United States
   Bank of America Corp            1.0            69.7      1.27   United States
   Int'l Business Machines Corp    0.9            68.5      1.25   United States
   Procter & Gamble Co             0.8            65.7      1.19   United States

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2002

        [The table below represents a pie chart in the printed report.]

                   Consumer Products and Services        35.0%
                   Financial Services                    21.0%
                   Manufaturing and Materials            16.0%
                   Technology                            10.0%
                   Energy                                 9.6%
                   Utilities                              6.2%
                   Transportation                         1.0%
                   Short-Term Investments                 1.2%


PERFORMANCE AT A GLANCE AS OF 12/31/2002

                                           AVERAGE ANNUAL COMPOUND               CUMULATIVE RATES             2002
                                          RATES OF TOTAL RETURN(1,2)           OF TOTAL RETURN(1,2)          ACTUAL     NET ASSETS
                                         1 YEAR     5 YEARS  10 YEARS     1 YEAR     5 YEARS    10 YEARS    EXPENSES   (IN BILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES ACCOUNT                  -21.72%     -3.16%    6.77%      -21.72%    -14.82%     92.55%      0.49%(3)      $ 5.5
------------------------------------------------------------------------------------------------------------------------------------
MSCI World Index(4)                      -20.08      -2.14     6.24       -20.08     -10.27      83.18         --             --
Morningstar World Stock (VA) category    -22.37      -0.43     8.33       -22.37      -2.13     122.66         --             --
Lipper Global Fund Index                 -19.45      -0.99     6.13       -19.45      -3.28      90.17         --             --
------------------------------------------------------------------------------------------------------------------------------------

(1) Due to market volatility, recent performance of the CREF Global Equities Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org/charts/ra-performance.html, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Global Equities Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.

(4) From May 31, 2001 through May 31, 2002, MSCI published two versions of this index, a "standard" and a "provisional," in order to provide a transition to a new way of calculating the index. CREF adopted the "provisional" version on July 1, 2001, and the returns shown above include "provisional" data from July 1, 2001 through May 31, 2002. As of June 1, 2002, the index was once again available in only one version.

                        2002 ANNUAL REPORT College Retirement Equities Fund    7

Growth Account

INVESTMENT OBJECTIVE

The CREF Growth Account seeks a favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

--------------------------------------------------------------------------------

PORTFOLIO PROFILE

The account invests at least 80 percent of its assets in common stocks and other equity securities. The account uses TIAA-CREF's Dual Investment Management Strategy(R) combining active and quantitative methods.

o Active managers select stocks they believe offer exceptional growth potential and avoid or underweight stocks they feel are less attractive. Quantitative managers use financial models to build an overall portfolio that reflects the risk and investment characteristics of the account's benchmark, the Russell 1000 Growth Index.

o Growth stocks are generally those of rapidly growing companies, often in emerging areas of the economy, and companies with distinctive products or promising markets.

o Sixty percent of the portfolio may be invested overseas. (Foreign investments are subject to special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.)

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

For 2002 the CREF Growth Account posted a total return of -30.06 percent, compared with -28.04 percent for the Russell 3000 Growth Index, its benchmark for the first three quarters of the year, and -27.88 percent for the Russell 1000 Growth Index, the fund's benchmark for the last quarter. The account's return differed from the -29.02 percent average return of similar variable annuities, as measured by the Morningstar Large Growth (VA) category, which tracked 2,694 funds at year's end.

     While the slow recovery in the United States contributed to a decline in domestic stocks in general during the year, growth stocks were especially hard hit. Among the stocks tracked by the Russell 3000 Index, growth stocks dropped
28.04 percent, compared with 15.52 percent for value stocks as measured by the Russell 1000 Value Index. Losses in the technology sector intensified the decline among growth stocks.

     The account lagged its benchmark primarily because of several individual stock selections that did not perform as expected. For the year as a whole, performance relative to the benchmark was helped by holdings that included Avon Products, health-care companies Tenet Healthcare and Anthem, and energy firm Apache. Underweight positions in AT&T Wireless Services, Electronic Data Systems, and Bristol-Myers Squibb also enhanced performance relative to the benchmark.

     These positive factors were more than offset by overweight holdings in Tyco International, Sprint PCS Group, Agere Systems and Microsoft. Underweight positions in Merck, Coca-Cola, Philip Morris and wireless company Qualcomm also detracted from relative performance.

     Throughout the year, the account's sector allocations were roughly in line with those of the benchmark.

     The benchmark for the CREF Growth Account changed on October 1, 2002. A detailed explanation appears below.

--------------------------------------------------------------------------------
  The Account's Benchmark
--------------------------------------------------------------------------------

  The benchmark currently used for the CREF Growth Account is the Russell 1000 Growth Index, representing the growth sector of the U.S. stock market.

       The Growth Index is a subset of the Russell 1000 Index, which measures about 90 percent of the U.S. stock market. The Growth Index consists of companies in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

       On October 1, 2002, the CREF Growth Account's performance benchmark changed from the Russell 3000 Growth Index to the Russell 1000 Growth Index. The move was designed to align the account's portfolio more closely with the large capitalization growth category used by Morningstar in its variable annuity ratings.

       Although dominated by large-cap growth stocks, the Russell 3000 Growth Index also contains holdings in small-cap growth stocks. However, there is considerable overlap between the two benchmarks: The Russell 1000 Growth Index accounts for about 93 percent of the capitalization of the Russell 3000 Growth Index.
--------------------------------------------------------------------------------

8    College Retirement Equities Fund 2002 ANNUAL REPORT

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/2002

         [The table below represents a pie chart in the printed report.]

                    Consumer Products and Services        53.4
                    Technology                            24.1
                    Financial Services                     9.6
                    Manufacturing and Materials            8.9
                    Energy                                 1.8
                    Transportation                         0.9
                    Short-Term Investments                 0.7
                    Utilities                              0.6


$10,000 SINCE 4/29/1994 INCEPTION

        [The table below represents a line chart in the printed report.]

                                        Russell 3000             Russell 1000
Date            Growth Account          Growth Index             Growth Index
May-94              10000                   10000                   10000
May-94              10114                   10117                   10152
Jun-94               9817                    9807                    9851
Jul-94              10087                   10123                   10188
Aug-94              10649                   10705                   10755
Sep-94              10503                   10577                   10609
Oct-94              10644                   10813                   10859
Nov-94              10246                   10458                   10511
Dec-94              10425                   10641                   10687
Jan-95              10590                   10823                   10915
Feb-95              11080                   11281                   11373
Mar-95              11420                   11611                   11704
Apr-95              11636                   11857                   11960
May-95              12063                   12246                   12376
Jun-95              12508                   12754                   12854
Jul-95              13047                   13331                   13388
Aug-95              13002                   13361                   13403
Sep-95              13498                   13941                   14021
Oct-95              13393                   13879                   14031
Nov-95              14082                   14426                   14576
Dec-95              14095                   14532                   14659
Jan-96              14594                   14957                   15150
Feb-96              14884                   15270                   15427
Mar-96              15007                   15318                   15447
Apr-96              15390                   15799                   15853
May-96              15925                   16378                   16407
Jun-96              15798                   16283                   16429
Jul-96              14899                   15222                   15467
Aug-96              15550                   15687                   15866
Sep-96              16597                   16795                   17021
Oct-96              16678                   16813                   17124
Nov-96              17917                   17998                   18409
Dec-96              17689                   17712                   18049
Jan-97              18895                   18876                   19315
Feb-97              18633                   18654                   19184
Mar-97              17824                   17617                   18146
Apr-97              18818                   18667                   19351
May-97              20194                   20132                   20747
Jun-97              20859                   20927                   21578
Jul-97              22517                   22704                   23486
Aug-97              21714                   21562                   22111
Sep-97              22566                   22690                   23200
Oct-97              21818                   21796                   22342
Nov-97              22440                   22573                   23291
Dec-97              22715                   22802                   23552
Jan-98              23315                   23389                   24256
Feb-98              24974                   25176                   26081
Mar-98              26028                   26185                   27121
Apr-98              26420                   26528                   27496
May-98              25442                   25666                   26716
Jun-98              26752                   27120                   28352
Jul-98              26495                   26756                   28164
Aug-98              21759                   22563                   23937
Sep-98              23450                   24339                   25776
Oct-98              25465                   26241                   27848
Nov-98              27211                   28240                   29966
Dec-98              30186                   30787                   32668
Jan-99              31836                   32563                   34586
Feb-99              30510                   30966                   33006
Mar-99              31583                   32560                   34745
Apr-99              31857                   32797                   34789
May-99              31361                   31867                   33720
Jun-99              33750                   34058                   36082
Jul-99              32695                   32977                   34935
Aug-99              32999                   33387                   35506
Sep-99              32687                   32776                   34760
Oct-99              34176                   35137                   37385
Nov-99              36092                   37154                   39402
Dec-99              40002                   41201                   43500
Jan-00              38227                   39379                   41461
Feb-00              40874                   41840                   43487
Mar-00              43823                   44206                   46600
Apr-00              41953                   41932                   44383
May-00              39583                   39713                   42148
Jun-00              42761                   42864                   45342
Jul-00              40769                   40946                   43452
Aug-00              44850                   44693                   47386
Sep-00              40404                   40599                   42904
Oct-00              38557                   38582                   40873
Nov-00              32693                   32807                   34848
Dec-00              31779                   31965                   33746
Jan-01              33859                   34199                   36077
Feb-01              27810                   28472                   29952
Mar-01              24586                   25411                   26693
Apr-01              27807                   28617                   30069
May-01              27457                   28276                   29626
Jun-01              26831                   27732                   28940
Jul-01              25986                   26922                   28217
Aug-01              23694                   24754                   25910
Sep-01              21168                   22181                   23323
Oct-01              22296                   23405                   24546
Nov-01              24555                   25634                   26904
Dec-01              24499                   25692                   26854
Jan-02              24005                   25207                   26379
Feb-02              22790                   24121                   25285
Mar-02              23662                   25039                   26159
Apr-02              21679                   23099                   24024
May-02              21107                   22482                   23443
Jun-02              18915                   20414                   21274
Jul-02              17758                   19228                   20105
Aug-02              17835                   19282                   20165
Sep-02              15972                   17319                   18073
Oct-02              17448                   18862                   19731
Nov-02              18427                   19938                   20803
Dec-02              17135                   18561                   19366

The graph assumes a $10,000 investment in the CREF Growth Account on April 29, 1994. It shows that, by December 31, 2002, the investment would have grown to $17,135. For comparison, the graph shows how the Russell 3000 Growth Index and the Russell 1000 Growth Index changed over the same period.


PERCENT BY CAPITALIZATION AS OF 12/31/2002

         [The table below represents a pie chart in the printed report.]

                    Large Capitalization Stocks:
                    Over $5 billion                       88.51%

                    Middle Capitalization Stocks:
                    $1-$5 billion                         11.01%

                    Small Capitalization Stocks:
                    Under $1 billion                       0.48%


TEN LARGEST HOLDINGS AS OF 12/31/2002

                                     SHARES         MARKET VALUE     PERCENT OF
   COMPANY                        (IN MILLIONS)     (IN MILLIONS)    NET ASSETS

   Microsoft Corp                      8.4             $435.9           5.63
   General Electric Co                14.8              360.1           4.65
   Pfizer, Inc                        11.2              343.2           4.43
   Johnson & Johnson                   5.4              291.6           3.77
   Intel Corp                         15.0              233.7           3.02
   Cisco Systems, Inc                 15.9              208.9           2.70
   Fannie Mae                          3.1              199.5           2.58
   Amgen, Inc                          3.9              187.2           2.42
   PepsiCo, Inc                        4.4              186.8           2.41
   Int'l Business Machines Corp        2.4              184.2           2.38


PERFORMANCE AT A GLANCE AS OF 12/31/2002

                                             AVERAGE ANNUAL COMPOUND              CUMULATIVE RATES
                                           RATES OF TOTAL RETURN(1,2)           OF TOTAL RETURN(1,2)           2002
                                                               SINCE                             SINCE        ACTUAL    NET ASSETS
                                        1 YEAR     5 YEARS  INCEPTION(3)   1 YEAR    5 YEARS  INCEPTION(3)   EXPENSES  (IN BILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
 GROWTH ACCOUNT                          -30.06%     -5.48%    6.45%        -30.06%    -24.57%     72.04%     0.46%(4)     $ 7.7
------------------------------------------------------------------------------------------------------------------------------------
 Russell 3000 Growth Index               -28.04      -4.11     7.38         -28.04     -18.92      85.62        --            --
 Russell 1000 Growth Index               -27.88      -3.84     7.96         -27.88     -17.77      94.39        --            --
 Morningstar Large Growth (VA) category  -29.02      -2.74     7.23         -29.02     -12.99      62.90        --            --
 Lipper Growth Fund Index                -24.97      -1.85     7.04         -24.97      -6.87      87.64        --            --
------------------------------------------------------------------------------------------------------------------------------------


(1) Due to market volatility, recent performance of the CREF Growth Account may differ from the figures shown above. For the most current performance,
     visit         the          TIAA-CREF          Web         Center         at
     www.tiaa-cref.org/charts/ra-performance.html, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Growth Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3)  Inception date: 4/29/1994

(4) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.


                        2002 ANNUAL REPORT College Retirement Equities Fund    9

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

                               Summary by Country

                                  VALUE (000)                               %
                                  -----------                            ------
DOMESTIC:
   United States ................ $59,533,750                             77.44%
                                  -----------                            ------
   TOTAL DOMESTIC ...............  59,533,750                             77.44
                                  -----------                            ------
Foreign:
   Australia ....................     626,934                              0.82
   Austria ......................      11,338                              0.01
   Belgium ......................     123,372                              0.16
   Bermuda ......................     183,300                              0.24
   Canada .......................     815,570                              1.06
   Denmark ......................     133,506                              0.17
   Finland ......................     301,233                              0.39
   France .......................   1,347,178                              1.75
   Germany ......................     526,142                              0.68
   Greece .......................      18,049                              0.02
   Hong Kong ....................     246,725                              0.32
   Hungary ......................       3,990                              0.01
   India ........................      27,310                              0.04
   Ireland ......................     146,757                              0.19
   Italy ........................     764,294                              0.99
   Japan ........................   3,129,087                              4.07
   Korea ........................      43,352                              0.06
   Luxembourg ...................      31,202                              0.04
   Malaysia .....................           3                              0.00
   Netherlands ..................     844,814                              1.10
   New Zealand ..................      27,250                              0.04
   Norway .......................      38,289                              0.05
   Portugal .....................      27,155                              0.04
   Singapore ....................      80,975                              0.11
   South Africa .................       1,550                              0.00
   Spain ........................     418,376                              0.54
   Sweden .......................     239,667                              0.31
   Switzerland ..................   1,482,178                              1.93
   Taiwan .......................      12,334                              0.02
   United Kingdom ...............   3,737,627                              4.86
                                  -----------                            ------
   TOTAL FOREIGN ................  15,389,557                             20.02
   SHORT TERM INVESTMENTS .......   1,954,909                              2.54
                                  -----------                            ------
   TOTAL PORTFOLIO .............. $76,878,216                            100.00%
                                  ===========                            ======

  PRINCIPAL                                                         VALUE (000)
  ---------                                                        ------------
BONDS--0.00%
 CORPORATE BONDS--0.00%
  CONSUMER CYCLICAL--0.00%
                   Charter Communications, Inc
$ 5,000,000         5.750%, 10/15/05 ...........................   $      1,075
                   Ugly Duckling Corp (Sub Deb)
    413,400         12.000%, 10/23/03 ..........................            413
                                                                   ------------
                    TOTAL CONSUMER CYCLICAL                               1,488
                                                                   ------------
  FINANCIAL SERVICES--0.00%
                   National Health Investors, Inc
    346,000         9.000%, 01/01/06 ...........................            346
                                                                   ------------
                   TOTAL FINANCIAL SERVICES                                 346
                                                                   ------------
  TECHNOLOGY--0.00%
                   Exodus Communications, Inc
  9,949,900        j 5.250%, 02/15/08 ..........................              0
                   Tivo, Inc
    400,000         7.000%, 08/15/06 ...........................            522
                                                                   ------------
                   TOTAL TECHNOLOGY                                         522
                                                                   ------------
                   TOTAL CORPORATE BONDS
                    (COST $15,263) .............................          2,356
                                                                   ------------

  PRINCIPAL                                                         VALUE (000)
  ---------                                                        ------------
 GOVERNMENT BOND--0.00%
  U.S. TREASURY SECURITY--0.00%
                   U.S. Treasury Note
$   325,000         5.000%, 02/15/11 ...........................   $        357
                                                                   ------------
                   TOTAL U.S. TREASURY SECURITY                             357
                                                                   ------------
                   TOTAL GOVERNMENT BOND
                    (COST $315)                                             357
                                                                   ------------
                   TOTAL BONDS
                    (COST $15,578)                                        2,713
                                                                   ------------
   SHARES
   ------
PREFERRED STOCK--0.08%
 BASIC INDUSTRIES--0.01%
      1,670        Buhrmann NV .................................              5
    132,287        Sealed Air Corp .............................          5,635
                                                                   ------------
                   TOTAL BASIC INDUSTRIES                                 5,640
                                                                   ------------
 CONSUMER CYCLICAL--0.04%
     35,539        Fiat S.p.A ..................................            163
     13,350        Hugo Boss AG ................................            135
  4,172,044        News Corp Ltd ...............................         22,436
     22,211      * Porsche AG ..................................          9,230
     36,900        Prosieben Media AG ..........................            244
     42,203        Volkswagen AG ...............................          1,094
                                                                   ------------
                   TOTAL CONSUMER CYCLICAL                               33,302
                                                                   ------------
 CONSUMER NON-CYCLICAL--0.01%
     60,615      * Henkel Kgaa .................................          3,836
                                                                   ------------
                   TOTAL CONSUMER NON-CYCLICAL                            3,836
                                                                   ------------
 HEALTH CARE--0.02%
     18,876        Fresenius Medical Care AG ...................            574
      8,534      * MEDIQ, Inc ..................................              2
    941,176      * Theravance Series C .........................          9,412
    444,445      * Theravance Series D .........................          4,444
                                                                   ------------
                   TOTAL HEALTH CARE                                     14,432
                                                                   ------------
 TECHNOLOGY--0.00%
      9,807      * Superior Trust I Series A ...................              4
                                                                   ------------
                   TOTAL TECHNOLOGY                                           4
                                                                   ------------
 UTILITIES--0.00%
          1      * Tele Norte Leste Participacoes S.A ..........              0
                                                                   ------------
                   TOTAL UTILITIES                                            0
                                                                   ------------
                   TOTAL PREFERRED STOCK
                    (COST $60,682) .............................         57,214
                                                                   ------------
COMMON STOCK--99.09%

 AEROSPACE AND DEFENSE--0.86%

    170,191        AAR Corp ....................................            876
    165,032      * Alliant Techsystems, Inc ....................         10,290
    164,281      * Armor Holdings, Inc .........................          2,262
    123,778      * Aviall, Inc .................................            996
  6,125,578        BAE Systems plc .............................         12,228
  3,994,369        Boeing Co ...................................        131,774
    108,811      * DRS Technologies, Inc .......................          3,409
     45,967      * Ducommun, Inc ...............................            729
     45,079      * Dynamics Research Corp ......................            632
     82,172        Engineered Support Systems, Inc .............          3,012
    242,965      e European Aeronautic Defense & Space Co ......          2,511
  1,085,544        General Dynamics Corp .......................         86,160
    508,229        Goodrich Corp ...............................          9,311
     92,944        Heico Corp ..................................            986
     79,267      * Herley Industries, Inc ......................          1,380
    129,900     e* Hexcel Corp .................................            390
     47,551      * Integrated Defense Technology, Inc ..........            689
    153,875        Kaman Corp (Class A) ........................          1,693
    434,692      * L-3 Communications Holdings, Inc ............         19,522
     56,200      * Ladish Co, Inc ..............................            453


                       SEE NOTES TO FINANCIAL STATEMENTS


10    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 AEROSPACE AND DEFENSE--(CONTINUED)
  2,179,917        Lockheed Martin Corp ........................   $    125,890
     95,787      * Moog, Inc (Class A) .........................          2,973
    968,304        Northrop Grumman Corp .......................         93,925
    289,200      e* Orbital Sciences Corp ......................          1,220
    594,991        PerkinElmer, Inc ............................          4,909
    285,600        Precision Castparts Corp ....................          6,926
  2,142,282        Raytheon Co .................................         65,875
    379,302      * Remec, Inc ..................................          1,472
    966,632        Rockwell Collins, Inc .......................         22,484
    120,270        Rolls-Royce plc .............................            207
     40,211      * Sequa Corp (Class A) ........................          1,573
  1,173,441        Smiths Group plc ............................         13,139
    204,543      * Teledyne Technologies, Inc ..................          3,207
     76,543        Thales S.A ..................................          2,027
    374,704      * Titan Corp ..................................          3,897
     94,275      * Triumph Group, Inc ..........................          3,011
    139,417      * United Defense Industries, Inc ..............          3,248
    123,217      * Viasat, Inc .................................          1,422
     55,981        Zodiac S.A ..................................          1,139
                                                                   ------------
                   TOTAL AEROSPACE AND DEFENSE                          647,847
                                                                   ------------
 BASIC INDUSTRIES--4.74%

     62,814      * Aaon, Inc ...................................          1,158
    130,962      e Abitibi-Consolidated, Inc (Canada) ..........          1,006
      1,000      * AC Real Estate Corp .........................              0
     24,550      * Acciona S.A .................................          1,011
     39,238        Acerinox S.A ................................          1,441
     95,214      e ACS Actividades de Construccion
                     y Servicios S.A ...........................          3,062
     26,254     e* AEP Industries, Inc .........................            343
     37,746        Aggreko plc .................................             90
  1,359,748        Air Products & Chemicals, Inc ...............         58,129
    385,508      * Airgas, Inc .................................          6,650
    504,228      * AK Steel Holding Corp .......................          4,034
    212,780        Akzo Nobel NV ...............................          6,750
    148,050        Albany International Corp (Class A) .........          3,059
    132,102        Albemarle Corp ..............................          3,758
    877,542        Alcan, Inc (Canada) .........................         25,735
      9,400        Alcan, Inc (US) .............................            277
  4,280,591        Alcoa, Inc ..................................         97,512
     21,259        Alico, Inc ..................................            565
    408,100        Allegheny Technologies, Inc .................          2,542
  2,569,280        Alumina Ltd .................................          7,089
      2,713        Aluminum of Greece S.A.I.C ..................             50
    138,709        Amcol International Corp ....................            805
  3,822,624        Amcor Ltd ...................................         18,275
    175,156        Amec plc ....................................            404
    325,696      * American Standard Cos, Inc ..................         23,170
     35,543        American Woodmark Corp ......................          1,688
     24,268        Ameron International Corp ...................          1,338
     74,616      * Applied Films Corp ..........................          1,492
    193,629        Aptargroup, Inc .............................          6,049
  2,075,592     e* Arcelor .....................................         25,528
    134,604        Arch Chemicals, Inc .........................          2,457
    292,526        Arch Coal, Inc ..............................          6,316
  2,010,358        Asahi Kasei Corp ............................          4,981
     75,000        AstraZeneca plc (Spon ADR) ..................          2,632
     29,851      * Avatar Holdings, Inc ........................            687
    525,033        Avery Dennison Corp .........................         32,069
     15,100      * Baker (Michael) Corp ........................            165
    315,786        Ball Corp ...................................         16,165
    577,003        Barratt Developments plc ....................          3,632
  1,191,768      e Barrick Gold Corp ...........................         18,369
    198,340        Barrick Gold Corp (U.S.) ....................          3,056
    579,875        BASF AG .....................................         21,846
    773,193        Bayer AG ....................................         16,228
    278,256        Bemis Co ....................................         13,810
    321,950        Berkeley Group plc ..........................          3,076
    459,801   b,e* Bethlehem Steel Corp ........................             51
  9,730,273        BHP Billiton Ltd ............................         55,613
  4,678,572        BHP Billiton plc ............................         24,988
  1,248,360      * BHP Steel Ltd ...............................          2,271
    480,315        Black & Decker Corp .........................         20,601
    448,512        BOC Group plc ...............................          6,412
        572        Boehler-Uddeholm AG .........................             26
    231,087        Boise Cascade Corp ..........................          5,828
  2,493,845      e Boral Ltd ...................................          6,109
    251,259        Bowater, Inc ................................         10,540
    243,048        BPB plc .....................................            963
    110,644      * Brush Engineered Materials, Inc .............            609
    155,700      * Buckeye Technologies, Inc ...................            958
      9,110        Buderus AG ..................................            212
     78,363        Buhrmann NV .................................            342
     84,149        Building Materials Holding Corp .............          1,203
     37,073        Butler Manufacturing Co .....................            717
     28,660      * BWAY Corp ...................................            567
    301,217        Cabot Corp ..................................          7,994
    154,444     e* Cabot Microelectronics Corp .................          7,290
    230,095        Calgon Carbon Corp ..........................          1,137
    148,900        Cambrex Corp ................................          4,498
    177,919      * Caraustar Industries, Inc ...................          1,687
    205,446        Carlisle Cos, Inc ...........................          8,501
    130,364        Carpenter Technology Corp ...................          1,623
  1,099,921        Carter Holt Harvey Ltd ......................          1,007
     45,269      * Castle (A.M.) & Co ..........................            206
     43,796        Centex Construction Products, Inc ...........          1,539
    365,696        Centex Corp .................................         18,358
     78,982        Century Aluminum Co .........................            585
    326,664      * Champion Enterprises, Inc ...................            931
     60,912        Chemed Corp .................................          2,153
     95,359        Chesapeake Corp .............................          1,702
    582,000        Cheung Kong Infrastructure Holdings Ltd .....            996
  3,317,500     e* Chiyoda Corp ................................          5,507
    109,802        Ciba Specialty Chemicals AG. (Regd) .........          7,655
     14,213        Cimpor Cimentos de Portugal S.A .............            239
    163,055        Clarcor, Inc ................................          5,262
     60,074      * Clariant AG. (Regd) .........................            960
    497,358     e* Clayton Homes, Inc ..........................          6,058
     60,492      * Cleveland-Cliffs, Inc .......................          1,201
    161,837      * Collins & Aikman Corp .......................            720
    253,359      * Comfort Systems U.S.A., Inc .................            849
    164,122        Commercial Metals Co ........................          2,665
    449,460        e Compagnie De Saint-Gobain .................         13,188
    101,657        Consol Energy, Inc ..........................          1,757
  2,217,176      * Corus Group plc .............................            973
    109,468        CRH plc (Ireland) ...........................          1,350
  2,474,784        CRH plc (United Kingdom) ....................         30,645
    767,147        Crompton Corp ...............................          4,565
  1,010,074      * Crown Cork & Seal Co, Inc ...................          8,030
  2,216,067      e CSR Ltd .....................................          7,887
    268,800      * Cytec Industries, Inc .......................          7,333
    646,406        D.R. Horton, Inc ............................         11,215
  4,235,779        Daicel Chemical Industries Ltd ..............         11,957
  1,174,000     e* Dainippon Ink & Chemicals, Inc ..............          1,880
    181,805        Daito Trust Construction Co Ltd .............          4,022
    716,221        Daiwa House Industry Co Ltd .................          4,032
     67,070        Deltic Timber Corp ..........................          1,791
    183,000        Denki Kagaku Kogyo KK .......................            399
    126,949      * Dionex Corp .................................          3,772
    585,124      e Dofasco, Inc ................................         10,359
     10,846      * Dominion Homes, Inc .........................            155


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    11

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 BASIC INDUSTRIES--(CONTINUED)
    571,976        Domtar, Inc .................................   $      5,684
  4,565,638        Dow Chemical Co .............................        135,599
     33,906      * Drew Industries, Inc ........................            544
  5,203,686        Du Pont (E.I.) de Nemours & Co ..............        220,636
    383,203     e* Earthshell Corp .............................            222
    406,953        Eastman Chemical Co .........................         14,964
    771,549        Ecolab, Inc .................................         38,192
    130,958        ElkCorp .....................................          2,266
    102,188      * EMCOR Group, Inc ............................          5,417
    218,270     b* Encompass Services Corp .....................              1
     83,792      * Encore Wire Corp ............................            758
     96,363      * Energy Conversion Devices, Inc ..............            944
    790,201        Engelhard Corp ..............................         17,661
     17,166      e Eramet ......................................            379
        980        Falconbridge Ltd ............................              9
    211,006        Ferro Corp ..................................          5,155
    233,558     e* Fleetwood Enterprises, Inc ..................          1,833
    673,124        Fletcher Building Ltd .......................          1,180
    615,243      * Fletcher Challenge Forests Ltd ..............            319
    130,276        Florida Rock Industries, Inc ................          4,957
    636,991        Fluor Corp ..................................         17,836
    183,865      * FMC Corp ....................................          5,023
    137,893      * Foamex International, Inc ...................            436
    177,710      e Fomento de Construcciones y Contratas S.A. ..          3,991
      1,584        Forbo Holding AG. (Regd) ....................            472
    887,319      * Freeport-McMoran Copper & Gold, Inc (Class A)         14,889
        200      * Fujita Corp (New) ...........................              0
    183,004        Georgia Gulf Corp ...........................          4,235
  1,239,097        Georgia-Pacific Corp ........................         20,024
     47,823        Gibraltar Steel Corp ........................            911
     81,738        Glatfelter ..................................          1,076
 75,000,000        Global Bio-Chem Technology Group Co Ltd .....         19,956
    111,000        Gold Fields Ltd (ADR) .......................          1,550
    218,935        Granite Construction, Inc ...................          3,393
    250,170        Great Lakes Chemical Corp ...................          5,974
     85,612        Greif Brothers Corp (Class A) ...............          2,038
    343,184        Grupo Dragados S.A. .........................          5,834
    190,877        H.B. Fuller Co ..............................          4,940
  1,717,174        Hanson plc ..................................          7,630
        200      * Haseko Corp .................................              0
      1,000      * Hazama Corp .................................              0
    518,118     e* Hecla Mining Co .............................          2,622
     20,234        Heidelberger Zement AG. (Belgium) ...........            748
        254        Heidelberger Zement AG. (Germany) ...........              9
     23,132      * Heidelberger Zement AG. (Strip Vvpr) ........              0
     64,092        Hellenic Technodomiki Tev S.A. ..............            397
    459,906      * Hercules, Inc ...............................          4,047
     22,384        Hoganas AB (B Shs) ..........................            424
     34,668        Holcim Ltd (Br) .............................          6,293
        292      * Holcim Ltd (Regd) ...........................             10
     37,815      e Holmen AB (B Shs) ...........................            918
     96,989     e* Hovnanian Enterprises, Inc (Class A) ........          3,075
    303,925        Iluka Resources Ltd .........................            787
    514,251        IMC Global, Inc .............................          5,487
     78,279      * Imco Recycling, Inc .........................            636
     16,171        Imerys S.A. .................................          2,043
  2,547,986        Imperial Chemical Industries plc ............          9,435
    712,620      * Inco Ltd Co .................................         15,057
    294,482      * Inco Ltd Co (U.S.) ..........................          6,249
    155,716      * Insituform Technologies, Inc (Class A) ......          2,655
    208,792      * Integrated Electrical Services, Inc .........            804
  2,539,486        International Paper Co ......................         88,806
     73,851      * International Specialty Products, Inc .......            754
     40,904        Interpool, Inc ..............................            657
    121,171     e* Ishihara Sangyo Kaisha Ltd ..................            125
    189,631      e Italcementi S.p.A. ..........................          1,910
    272,241      * Jacobs Engineering Group, Inc ...............          9,692
    451,306        James Hardie Industries NV ..................          1,736
         84      * Japan Steel Works Ltd .......................              0
     77,236      * Jarden Corp .................................          1,844
  1,627,084     e* JFE Holdings, Inc ...........................         19,757
    566,166        JGC Corp ....................................          3,168
    252,399        Johnson Matthey plc .........................          3,251
    100,000      e JSR Corp ....................................          1,004
  3,373,000      e Kajima Corp .................................          7,532
    373,000        Kaneka Corp .................................          1,996
    230,369        KB Home .....................................          9,871
  4,205,780        Kimberly-Clark Corp .........................        199,648
    158,132        Kinden Corp .................................            565
        667        Kureha Chemical Industry Co Ltd .............              2
    663,494      e Lafarge S.A. (Br) ...........................         49,992
    249,782        L'Air Liquide S.A. ..........................         32,949
    654,417      e Leighton Holdings Ltd .......................          3,748
    280,235        Lennar Corp .................................         14,460
    290,954        Lennox International, Inc ...................          3,651
    169,295        Linde AG. ...................................          6,218
     29,661     e* Liquidmetal Technologies ....................            305
    189,282      * Lone Star Technologies, Inc .................          2,818
    339,895      * Longview Fibre Co ...........................          2,457
    471,277        Lonza Group AG. (Regd) ......................         28,630
    710,608      * Louisiana-Pacific Corp ......................          5,728
     93,998        LSI Industries, Inc .........................          1,302
    273,193        Lubrizol Corp ...............................          8,332
     99,794      * Lydall, Inc .................................          1,133
    767,122        Lyondell Chemical Co ........................          9,696
     78,795        M/I Schottenstein Homes, Inc ................          2,191
    172,119        MacDermid, Inc ..............................          3,933
    223,000        Maeda Road Construction Co Ltd ..............            789
  2,823,114        Masco Corp ..................................         59,427
    427,002        Massey Energy Co ............................          4,150
     68,403      * Material Sciences Corp ......................            885
    573,107      e Matsushita Electric Works Ltd ...............          3,545
    158,026      * Mattson Technology, Inc .....................            452
     20,435      * Maui Land & Pineapple Co ....................            324
      9,770        Mayr-Melnhof Karton AG. .....................            723
    128,357        MDC Holdings, Inc ...........................          4,911
  1,044,273        MeadWestvaco Corp ...........................         25,804
     18,200      * Mestek, Inc .................................            326
    419,174        Millennium Chemicals, Inc ...................          3,991
  3,315,562        MIM Holdings Ltd ............................          2,819
    136,847        Minerals Technologies, Inc ..................          5,905
  2,593,818      * Mitsubishi Chemical Corp ....................          5,180
    634,540        Mitsubishi Gas Chemical Co, Inc .............            882
  1,669,785      * Mitsubishi Materials Corp ...................          1,829
    321,000      * Mitsubishi Paper Mills Ltd ..................            390
    717,400        Mitsui Chemicals, Inc .......................          3,198
    182,000        Mitsui Mining & Smelting Co Ltd .............            420
     85,178      * Mobile Mini, Inc ............................          1,335
     58,716      * Modtech Holdings, Inc .......................            570
  5,984,108        Monsanto Co .................................        115,194
    186,539      * Mueller Industries, Inc .....................          5,083
    230,450        NatSteel Ltd ................................            274
    114,165      * NCI Building Systems, Inc ...................          2,491
      1,136      * New World Infrastucture Ltd .................              0
    546,570        Newcrest Mining Ltd .........................          2,216
  3,553,933      e Newmont Mining Corp (Australia) .............         10,286
  1,417,201        Newmont Mining Corp (US) ....................         41,141
     82,000        Nippon Hodo Co Ltd ..........................            347
    290,000        Nippon Kayaku Co Ltd ........................          1,078


                       SEE NOTES TO FINANCIAL STATEMENTS


12    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 BASIC INDUSTRIES--(CONTINUED)
      2,000        Nippon Light Metal Co Ltd ...................   $          1
    416,000        Nippon Sanso Corp ...........................          1,262
     68,562        Nippon Shokubai Co Ltd ......................            288
 41,713,793      * Nippon Steel Corp ...........................         48,860
      1,804        Nippon Unipac Holding .......................          7,829
    320,316      e Nishimatsu Construction Co Ltd ..............            942
     69,000        Nissan Chemical Industries Ltd ..............            258
     59,174        NL Industries, Inc ..........................          1,006
        182        NOF Corp ....................................              0
    737,639      e Noranda, Inc ................................          6,635
     58,871      * Nortek Holdings, Inc ........................          2,693
     38,453      * Northwest Pipe Co ...........................            665
    415,131      e Nova Chemicals Corp .........................          7,592
     95,901        Novar plc ...................................            168
      1,665      * Novozymes A/S (B Shs) .......................             35
    114,565      * NS Group, Inc ...............................            747
    415,850        Nucor Corp ..................................         17,175
     33,226      * NVR, Inc ....................................         10,815
        842        Obayashi Corp ...............................              2
     64,511        Octel Corp ..................................          1,019
  2,234,412        OJI Paper Co Ltd ............................          9,603
    236,000        Okumura Corp ................................            762
    337,579        Olin Corp ...................................          5,249
    131,096        OM Group, Inc ...............................            902
    265,916      * Omnova Solutions, Inc .......................          1,072
  2,464,644      e OneSteel Ltd ................................          2,498
    175,422      * Oregon Steel Mills, Inc .....................            705
    792,651        Orica Ltd ...................................          4,687
     70,631      * Osmonics, Inc ...............................          1,196
    151,473      e Outokumpu Oyj ...............................          1,319
    629,506      * Owens-Illinois, Inc .........................          9,178
    296,312      * Packaging Corp Of America ...................          5,405
    903,002      * Pactiv Corp .................................         19,740
    111,833      * Palm Harbor Homes, Inc ......................          1,954
  1,302,247        PaperlinX Ltd ...............................          3,732
    248,663        Peabody Energy Corp .........................          7,268
     49,760        Penford Corp ................................            701
     77,510        Penn Engineering & Manufacturing Corp .......            825
     54,069        Penn Virginia Corp ..........................          1,965
     92,213      * Penwest Pharmaceuticals Co ..................            977
    448,688      * Phelps Dodge Corp ...........................         14,201
    400,000        Pilkington plc ..............................            373
    831,286        Placer Dome, Inc ............................          9,398
    210,000      e Placer Dome, Inc (U.S.) .....................          2,415
    955,674        Plum Creek Timber Co, Inc ...................         22,554
    523,128        PolyOne Corp ................................          2,051
    102,847        Pope & Talbot, Inc ..........................          1,467
    156,400        Posco .......................................         15,560
    196,859      e Potash Corp Of Saskatchewan .................         12,424
    188,756        Potlatch Corp ...............................          4,507
    830,445        PPG Industries, Inc .........................         41,647
    875,447        Praxair, Inc ................................         50,575
    268,512        Pulte Homes, Inc ............................         12,854
     50,461        Quaker Chemical Corp ........................          1,171
     96,796        Quanex Corp .................................          3,243
     23,165        Rautaruukki Oyj .............................             84
    139,840        Rayonier, Inc ...............................          6,328
    158,351        Reliance Steel & Aluminum Co ................          3,300
    157,977        Rexam plc ...................................          1,078
      9,615      * RHI AG. .....................................             74
    764,069        Rio Tinto Ltd ...............................         14,607
  5,416,223        Rio Tinto plc ...............................        108,123
    125,000        RMC Group plc ...............................            739
     69,671        Roanoke Electric Steel Corp .................            662
     76,403        Rock-Tenn Co (Class A) ......................          1,030
  1,337,459        Rohm & Haas Co ..............................         43,441
     87,330        Royal Gold, Inc .............................          2,176
     78,127      * Royal Group Technologies Ltd ................            752
    579,522        RPM International, Inc ......................          8,855
    139,642      * RTI International Metals, Inc ...............          1,410
    149,588        Ryerson Tull, Inc ...........................            912
    166,438        Ryland Group, Inc ...........................          5,551
    180,000        Sanki Engineering Co Ltd ....................            863
      7,371        Sapa AB .....................................            135
     28,294        Schnitzer Steel Industries, Inc (Class A) ...            591
    200,218        Schulman (A.), Inc ..........................          3,726
    287,523      * Sealed Air Corp .............................         10,725
    768,456        Sekisui Chemical Co Ltd .....................          1,988
    641,234      e Sekisui House Ltd ...........................          4,539
    690,000        SembCorp Marine Ltd .........................            360
    236,913      * Shaw Group, Inc .............................          3,897
    762,533        Sherwin-Williams Co .........................         21,542
  1,270,000        Shimizu Corp ................................          3,178
  2,161,016        Shin-Etsu Chemical Co Ltd ...................         70,838
    562,000     e* Showa Denko KK ..............................            715
    380,189        Sigma-Aldrich Corp ..........................         18,515
     69,732      * Silgan Holdings, Inc ........................          1,721
     97,764      * Simpson Manufacturing Co, Inc ...............          3,216
    549,023      e Skanska AB (B Shs) ..........................          3,213
     41,492        Skyline Corp ................................          1,224
    959,393      * Smurfit-Stone Container Corp ................         14,766
    317,567        Snap-On, Inc ................................          8,927
    292,827     e* SNIA S.p.A. .................................            558
    712,389        Solutia, Inc ................................          2,586
     63,726      e Solvay S.A. .................................          4,394
    538,766        Sonoco Products Co ..........................         12,354
     74,335        Sons of Gwalia Ltd ..........................            108
     96,891        Southern Peru Copper Corp ...................          1,395
     95,835        Spartech Corp ...............................          1,977
     45,628        Ssab Svenskt Stal AB (Series A) .............            539
     20,187        Ssab Svenskt Stal AB (Series B) .............            226
    212,378        Standard-Pacific Corp .......................          5,256
    398,210        Stanley Works ...............................         13,770
     34,000        Starrett (L.S.) Co (Class B) ................            564
    210,566      * Steel Dynamics, Inc .........................          2,533
    285,967      * Stillwater Mining Co ........................          1,530
  1,469,233     e* Stora Enso Oyj (R Shs) ......................         15,495
    188,000      e Sumitomo Bakelite Co Ltd ....................            776
  2,024,140        Sumitomo Chemical Co Ltd ....................          8,000
    317,000        Sumitomo Forestry Co Ltd ....................          1,659
    470,498      * Sumitomo Metal Industries Ltd ...............            170
     24,067        Sumitomo Metal Mining Co Ltd ................            100
    378,000      * Sumitomo Osaka Cement Co Ltd ................            497
  2,262,419      e Svenska Cellulosa AB (B Shs) ................         76,337
    244,097      * Syngenta AG. ................................         14,132
  1,121,363        Taiheiyo Cement Corp ........................          1,417
     54,801        Taisei Corp .................................             87
    495,516        Taylor Woodrow plc ..........................          1,352
    177,214        Technical Olympic S.A. ......................            606
     15,175      * Technical Olympic U.S.A., Inc ...............            225
     10,400      * Teck Cominco Ltd (Class B) ..................             76
    226,867        Temple-Inland, Inc ..........................         10,166
    529,000        Tenma Corp ..................................          4,324
    230,283      * Terra Industries, Inc .......................            352
    142,066        Texas Industries, Inc .......................          3,452
    477,740     e* ThyssenKrupp AG. ............................          5,384
     12,261        Titan Cement Co S.A. ........................            470
     76,000        Toda Corp ...................................            127
    271,400        Tokyo Ohka Kogyo Co Ltd .....................          3,661


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    13

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 BASIC INDUSTRIES--(CONTINUED)
    241,663      * Toll Brothers, Inc ..........................   $      4,882
    323,000        Tosoh Corp ..................................            778
    406,778        Tostem Inax Holding Corp ....................          6,170
    457,700        Toto Ltd ....................................          1,693
    297,400        Toyo Seikan Kaisha Ltd ......................          3,546
    740,194        Transurban Group ............................          1,676
    157,041        Tredegar Corp ...............................          2,356
     60,932        Trelleborg AB (B Shs) .......................            493
      7,833        Tremont Corp ................................            233
     41,517     e* Trex Co, Inc ................................          1,466
    125,700      * U.S. Concrete, Inc ..........................            688
    615,000      * UBE Industries Ltd ..........................            617
      9,057      e Umicore .....................................            391
     14,100        Union Tool Co ...............................            358
    522,300        United States Steel Corp ....................          6,853
     82,035        Universal Forest Products, Inc ..............          1,749
    425,611        UPM-Kymmene Oyj .............................         13,667
     25,153      * Uponor Oyj ..................................            514
    144,123      * URS Corp ....................................          2,051
    544,304        USEC, Inc ...................................          3,277
    248,588   b,e* USG Corp ....................................          2,101
    266,205        Valspar Corp ................................         11,761
     58,275        Viohalco S.A. ...............................            231
     69,964        Voestalpine AG. .............................          1,700
     17,039      * Washington Group International, Inc Wts 03/11/03           0
    116,972        Watsco, Inc .................................          1,916
    253,166        Wausau-Mosinee Paper Corp ...................          2,841
     43,795      * WCI Communities, Inc ........................            447
    105,785        WD-40 Co ....................................          2,795
    212,798        Wellman, Inc ................................          2,871
     80,022        West Pharmaceutical Services, Inc ...........          1,953
  4,829,815        Weyerhaeuser Co .............................        237,675
     10,300        Wienerberger AG. ............................            183
     33,112      * William Lyon Homes, Inc .....................            723
  1,025,163        Wimpey (George) plc .........................          4,390
  2,290,863      * WMC Resources Ltd ...........................          5,444
  1,098,797        Wolseley plc ................................          9,225
    452,714        Worthington Industries, Inc .................          6,899
    390,488      * WR Grace & Co ...............................            765
    212,998        York International Corp .....................          5,446
      1,000        YT Realty Group Ltd .........................              0
                                                                ---------------
                   TOTAL BASIC INDUSTRIES                             3,583,042
                                                                ---------------
 CONSUMER CYCLICAL--11.18%

     43,088     e* 1-800 Contacts, Inc .........................          1,188
    190,565      * 99 Cents Only Stores ........................          5,119
     94,333        Aaron Rents, Inc ............................          2,063
    470,015      * Abercrombie & Fitch Co (Class A) ............          9,617
    137,788      * Acacia Research-Acacia Technologies .........            332
    458,040     e* Acclaim Entertainment, Inc ..................            302
        643      * Acclaim Entertainment, Inc Wts 03/16/04 .....              0
  1,037,176      e Accor S.A. ..................................         31,412
     59,879      * Acme Communication, Inc .....................            477
    104,161        Action Performance Cos, Inc .................          1,979
    998,000        Aderans Co Ltd ..............................         22,286
     67,856      * Advance Auto Parts ..........................          3,318
     93,920        Advanced Marketing Services, Inc ............          1,381
    200,598     e* Aeon Co Ltd .................................          4,750
     61,655      * Aeropostale, Inc ............................            652
     94,399      * AFC Enterprises, Inc ........................          1,983
     50,428      * Aftermarket Technology Corp .................            731
     12,805      * Alexander's, Inc ............................            827
    284,771      * Alliance Gaming Corp ........................          4,850
    193,581      * AMC Entertainment, Inc ......................          1,713
     71,046     e* Amerco, Inc .................................            314
    134,632      * American Axle & Manufacturing Holdings, Inc            3,153
    285,115      * American Eagle Outfitters, Inc ..............          3,929
     69,233      * Ameristar Casinos, Inc ......................            976
     58,433        Angelica Corp ...............................          1,207
    283,812      * AnnTaylor Stores Corp .......................          5,795
 27,318,440      * AOL Time Warner, Inc ........................        357,872
     55,594        Aoyama Trading Co Ltd .......................            766
    190,459        Apogee Enterprises, Inc .....................          1,705
    305,223        Applebee's International, Inc ...............          7,078
    108,417        Arctic Cat, Inc .............................          1,735
      8,750      * Arden Group, Inc (Class A) ..................            530
    164,902      * Argosy Gaming Co ............................          3,122
    354,521      e Aristocrat Leisure Ltd ......................            934
    168,432        Arnoldo Mondadori Editore S.p.A. ............          1,043
    343,952        ArvinMeritor, Inc ...........................          5,734
     61,500      e Asatsu-DK, Inc ..............................          1,091
     17,276      * Ascent Media Group, Inc .....................             19
     44,800        Autobacs Seven Co Ltd .......................            902
    848,414      * Autogrill S.p.A. ............................          6,606
  5,477,946      a Autoliv, Inc ................................        114,653
  1,250,000        Autoliv, Inc ADR ............................         25,607
    230,761      * Aztar Corp ..................................          3,295
    203,008     e* Bally Total Fitness Holding Corp ............          1,439
     23,811        Bandag, Inc .................................            921
     62,900        Bandag, Inc (Class A) .......................          2,176
     76,166        Barnes Group, Inc ...........................          1,550
     66,201        Bassett Furniture Industries, Inc ...........            948
    528,828        BBA Group plc ...............................          1,573
     49,205      * Beasley Broadcast Group, Inc (Class A) ......            588
     29,090      * Bebe Stores, Inc ............................            390
  1,684,556      * Bed Bath & Beyond, Inc ......................         58,168
     12,224        Bekaert S.A. ................................            554
    117,762        Belo Corp (Class A) .........................          2,511
    351,800      f Belo Corp (Class B) .........................          7,500
    134,056      e Benetton Group S.p.A. .......................          1,196
     30,705      * Benihana, Inc (Class A) .....................            415
    607,508      * Big Lots, Inc ...............................          8,037
     50,500     e* Billabong International Ltd .................            198
     53,662        Blair Corp ..................................          1,251
    148,044        Blockbuster, Inc (Class A) ..................          1,814
    234,617        Bob Evans Farms, Inc ........................          5,478
    190,237      * Boca Resorts, Inc (Class A) .................          2,036
    132,138        BorgWarner, Inc .............................          6,662
    224,286        Bowne & Co, Inc .............................          2,680
    209,417      * Boyd Gaming Corp ............................          2,942
    131,497      * Boyds Collection Ltd ........................            874
    469,631      e Bridgestone Corp ............................          5,817
    704,195      * Brinker International, Inc ..................         22,710
  7,991,799      * British Sky Broadcasting Group plc ..........         82,214
     56,343      * Brookstone, Inc .............................            815
    117,657        Brown Shoe Co, Inc ..........................          2,804
    529,192        Brunswick Corp ..............................         10,510
     98,683      * Buca, Inc ...................................            821
     46,806      * Buckle, Inc .................................            843
     64,140        Bulgari S.p.A. ..............................            304
  2,500,000      * Burberry Group plc ..........................          9,036
    118,918        Burlington Coat Factory Warehouse Corp ......          2,135
     59,548        Bush Industries, Inc (Class A) ..............            288
    711,818     e* Cablevision Systems Corp (Class A) ..........         11,916
      6,066      * Cache, Inc ..................................             84
     97,327      * California Pizza Kitchen, Inc ...............          2,453
    354,486        Callaway Golf Co ............................          4,697
    505,667      e Canadian Tire Corp (Class A) ................         10,387
     89,003      e Canal Plus ..................................            418
     12,000      e Capcom Co Ltd ...............................            181


                       SEE NOTES TO FINANCIAL STATEMENTS


14    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 CONSUMER CYCLICAL--(CONTINUED)
    493,560        Carlton Communications plc ..................   $      1,067
     14,377      * Carmike Cinemas, Inc ........................            283
     63,035        Cascade Corp ................................          1,005
    193,050      * Catalina Marketing Corp .....................          3,571
     96,816        Cato Corp (Class A) .........................          2,090
    305,404        CBRL Group, Inc .............................          9,202
    137,866      * CEC Entertainment, Inc ......................          4,232
     97,204      * Central Garden & Pet Co .....................          1,799
     78,071      * Championship Auto Racing Teams, Inc .........            289
     54,710      * Champps Entertainment, Inc ..................            520
     78,502      * Charlotte Russe Holding, Inc ................            833
    738,575      * Charming Shoppes, Inc .......................          3,087
    666,755     e* Charter Communications, Inc (Class A) .......            787
     53,204      * Checkers Drive-In Restaurant ................            333
     30,615      * Cherokee, Inc ...............................            447
     69,775      * Chicago Pizza & Brewery, Inc ................            481
    371,498      * Chico's FAS, Inc ............................          7,025
     77,649     e* Children's Place Retail Stores, Inc .........            826
    154,396      * Choice Hotels International, Inc ............          3,505
    155,378      * Christopher & Banks Corp ....................          3,224
     35,350        Churchill Downs, Inc ........................          1,350
    338,138      * CKE Restaurants, Inc ........................          1,454
    214,068        Claire's Stores, Inc ........................          4,724
    108,618      f Claire's Stores, Inc (Class A) ..............          2,397
  6,587,594      * Clear Channel Communications, Inc ...........        245,651
      5,245      * Club Mediterranee S.A. ......................            126
    458,898      * Coach, Inc ..................................         15,107
     98,133        Coachmen Industries, Inc ....................          1,551
     29,289      * Coldwater Creek, Inc ........................            562
     62,254      * Cole National Corp ..........................            710
  1,248,314      e Coles Myer Ltd ..............................          4,428
     55,404      * Columbia Sportswear Co ......................          2,461
 11,405,679      * Comcast Corp ................................        268,832
  4,104,702      * Comcast Corp Special ........................         92,725
  3,948,887        Compass Group plc ...........................         20,979
    238,585      * Continental AG. .............................          3,668
    321,026        Cooper Tire & Rubber Co .....................          4,925
    337,637      * Copart, Inc .................................          3,998
  1,056,574      * Cox Communications, Inc (Class A) ...........         30,007
    195,313      * Cox Radio, Inc (Class A) ....................          4,455
     48,088        CPI Corp ....................................            697
     24,237      * Cross Media Marketing Corp ..................             13
    166,494      * Crown Media Holdings, Inc (Class A) .........            376
     23,438      * CSS Industries, Inc .........................            776
     44,285      * Culp, Inc ...................................            376
    173,775      * Cumulus Media, Inc (Class A) ................          2,584
     28,609        Cycle & Carriage Ltd ........................             56
     50,000     e* Daiei, Inc ..................................             54
    275,762        Daily Mail & General Trust plc ..............          2,582
     27,315        Daimaru, Inc ................................             81
    864,828      e DaimlerChrysler AG. (Regd) ..................         26,455
          1      e DaimlerChrysler AG. (U.S.) ..................              0
    816,129        Dana Corp ...................................          9,598
    974,311        Darden Restaurants, Inc .....................         19,925
     75,904      * Dave & Buster's, Inc ........................            657
    189,172        David Jones Ltd .............................            115
  3,000,767        Delphi Corp .................................         24,156
    325,887        Denso Corp ..................................          5,347
        301      * Dentsu, Inc .................................            918
 40,016,000      * Denway Motors Ltd ...........................         13,470
     76,299      * Department 56, Inc ..........................            984
    103,247      * DHB Industries, Inc .........................            171
      3,714        D'ieteren S.A. ..............................            503
    339,745        Dillard's, Inc (Class A) ....................          5,388
  1,106,767        Dixons Group plc ............................        $ 2,584
  1,472,489        Dollar General Corp .........................         17,596
    162,817      * Dollar Thrifty Automotive Group, Inc ........          3,444
    712,484      * Dollar Tree Stores, Inc .....................         17,506
    214,093        Donaldson Co, Inc ...........................          7,707
     35,741        Douglas Holding AG. .........................            600
     72,742        Dover Downs Gaming & Entertainment, Inc .....            661
    107,691        Dover Motorsport, Inc .......................            501
     65,038        Dow Jones & Co, Inc .........................          2,812
    206,300      f Dow Jones & Co, Inc (Class B) ...............          8,918
    185,814      * Dress Barn, Inc .............................          2,471
     96,900      * Dura Automotive Systems, Inc ................            973
  1,565,941        Eastman Kodak Co ............................         54,871
  1,360,151      * EchoStar Communications Corp (Class A) ......         30,277
      4,184     b* Edison Brothers Stores, Inc Wts 12/10/05 ....              0
     86,485      * Elizabeth Arden, Inc ........................          1,280
  1,978,240        EMI Group plc ...............................          4,427
    195,427      * Emmis Communications Corp (Class A) .........          4,071
    236,671     e* Eniro AB ....................................          1,494
    180,976      * Entercom Communications Corp ................          8,491
    218,123      * Entravision Communications Corp (Class A) ...          2,177
    267,366        Equity Inns, Inc ............................          1,610
     23,619      * Escalade, Inc ...............................            472
  1,556,571        Esprit Holdings Ltd .........................          2,625
     80,947      * EUniverse, Inc ..............................            460
    346,634      * Extended Stay America, Inc ..................          5,113
    138,613        Factset Research Systems, Inc ...............          3,919
    340,966      e Fairmont Hotels & Resorts, Inc ..............          7,904
    825,747        Family Dollar Stores, Inc ...................         25,772
     49,470        Fast Retailing Co Ltd .......................          1,743
  1,362,149      * Federated Department Stores, Inc ............         39,175
          1        Fiat S.p.A. .................................              0
     28,786      e Fiat S.p.A. (Rnc) ...........................            126
    122,147      * Finish Line, Inc (Class A) ..................          1,289
    113,935        Fisher & Paykel Appliances Holdings Ltd .....            599
    161,113        Fisher & Paykel Healthcare Corp .............            796
     28,764        Fisher Communications, Inc ..................          1,516
     41,054        Florida East Coast Industries, Inc (Class B)             906
      3,272        Folli-Follie S.A ............................             55
    706,399      * Foot Locker, Inc ............................          7,417
    135,964     e* Footstar, Inc ...............................            946
  9,437,292        Ford Motor Co ...............................         87,767
    122,299        Forest City Enterprises, Inc (Class A) ......          4,079
    133,717      * Fossil, Inc .................................          2,720
    703,716      * Fox Entertainment Group, Inc (Class A) ......         18,247
    143,764        Fred's, Inc .................................          3,695
    111,104        Friedman's, Inc (Class A) ...................            964
         50        Fuji Denki Reiki Co Ltd .....................              0
  2,631,380        Fuji Photo Film Co Ltd ......................         85,813
        508        Fuji Television Network, Inc ................          2,046
    130,380        G & K Services, Inc (Class A) ...............          4,616
  1,358,377        Gannett Co, Inc .............................         97,531
  3,243,700        Gap, Inc ....................................         50,342
    145,918      * Gaylord Entertainment Co ....................          3,006
  1,156,939      * Gemstar-TV Guide International, Inc .........          3,760
    206,801        GenCorp, Inc ................................          1,638
  3,031,274        General Motors Corp .........................        111,733
  8,415,261      * General Motors Corp (Class H) ...............         90,043
    146,052      * Genesco, Inc ................................          2,721
    399,292      * Gentex Corp .................................         12,634
    875,252        Genuine Parts Co ............................         26,958
  1,158,000        Giordano International Ltd ..................            453
    583,388        GKN plc .....................................          1,885
    731,553        Goodyear Tire & Rubber Co ...................          4,982
    108,170      * Goody's Family Clothing, Inc ................            480


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    15

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 CONSUMER CYCLICAL--(CONTINUED)
    250,263        Graco, Inc ..................................   $      7,170
  1,807,721        Granada plc .................................          2,321
     57,451        Gray Television, Inc (Class A) ..............            681
    343,843      * Greek Organization of Football Prognostics S.A.        3,644
      4,376        Grey Global Group, Inc ......................          2,674
    124,479      * Group 1 Automotive, Inc .....................          2,973
    242,993        Groupe Bruxelles Lambert S.A. ...............          9,947
     36,000      * Grupo Prisa S.A. ............................            235
    127,454     e* Gruppo Editoriale L'Espresso S.p.A. .........            416
    126,603     e* GSI Commerce, Inc ...........................            462
     48,868      * Guess?, Inc .................................            205
    111,030      * Guitar Center, Inc ..........................          1,839
     79,320      * Gulfmark Offshore, Inc ......................          1,170
    319,662        Gunze Ltd ...................................          1,177
    282,600        Guocoland Ltd ...............................            116
  2,145,081        GUS plc .....................................         19,926
    180,512      * Gymboree Corp ...............................          2,863
    108,206        Hancock Fabrics, Inc ........................          1,650
    168,578      * Handleman Co ................................          1,939
  1,493,000        Hankyu Department Stores, Inc ...............          7,209
  1,626,364        Harley-Davidson, Inc ........................         75,138
    144,911        Harman International Industries, Inc ........          8,622
    636,033      * Harrah's Entertainment, Inc .................         25,187
    241,616      * Harris Interactive, Inc .....................            713
    316,187        Harte-Hanks, Inc ............................          5,903
    280,139        Harvey Norman Holdings Ltd ..................            415
    104,506        Haverty Furniture Cos, Inc ..................          1,453
     89,740      * Hearst-Argyle Television, Inc ...............          2,164
     16,836        Hellenic Duty Free Shops S.A. ...............            107
    986,527      e Hennes & Mauritz AB (B Shs) .................         19,021
  2,176,768        Hero Honda Motors Ltd .......................         12,132
     38,659      * Hibbett Sporting Goods, Inc .................            925
    951,356        Hilton Group plc ............................          2,558
  1,688,639        Hilton Hotels Corp ..........................         21,463
     49,000        Hino Motors Ltd .............................            168
    292,783      * Hispanic Broadcasting Corp ..................          6,017
    319,268        Hollinger International, Inc ................          3,244
     67,717      * Hollywood Casino Corp (Class A) .............            832
    352,382      * Hollywood Entertainment Corp ................          5,321
  1,589,724      e Honda Motor Co Ltd ..........................         58,809
    208,247      * Hot Topic, Inc ..............................          4,765
    550,345      e Hudson's Bay Co .............................          3,107
    108,079      * iDine Rewards Network, Inc ..................          1,148
    129,936      * IHOP Corp ...................................          3,118
     66,511     e* IMPCO Technologies, Inc .....................            312
    555,370        Independent News & Media plc ................            874
    281,400        Independent Newspapers Ltd ..................            449
    230,320        Inditex S.A. ................................          5,441
     85,728      * Information Holdings, Inc ...................          1,330
    281,261      * Insight Communications Co, Inc ..............          3,482
    180,529      * Interactive Data Corp .......................          2,482
    145,755        Intermet Corp ...............................            612
    532,749      * International Game Technology ...............         40,446
    151,384        International Speedway Corp (Class A) .......          5,645
  2,302,835        Interpublic Group Of Cos, Inc ...............         32,424
    161,479      * Intertan, Inc ...............................          1,155
     23,651        Intrawest Corp ..............................            275
    299,621      e Isetan Co Ltd ...............................          2,055
    114,310      * Isle Of Capri Casinos, Inc ..................          1,513
    606,782      e Ito-Yokado Co Ltd ...........................         17,896
  1,508,266        J.C. Penney Co, Inc .........................         34,705
    243,962      * Jack In The Box, Inc ........................          4,218
    146,987      * Jakks Pacific, Inc ..........................          1,980
     97,694     e* Jo-Ann Stores, Inc (Class A) ................          2,244
    349,700      e John Fairfax Holdings Ltd ...................            634
    447,740        Johnson Controls, Inc .......................         35,895
     24,921      * Johnson Outdoors, Inc (Class A) .............            246
    624,831      * Jones Apparel Group, Inc ....................         22,144
    182,577      * Journal Register Co .........................          3,246
    121,411      * K2, Inc .....................................          1,141
      7,215      * Kanebo Ltd ..................................              7
     21,037        KarstadtQuelle AG. ..........................            353
    168,099        Kellwood Co .................................          4,371
     49,987      * Kenneth Cole Productions, Inc (Class A) .....          1,015
     97,616     e* Kesko Oyj (B Shs) ...........................          1,240
     69,530      * Keystone Automotive Industries, Inc .........          1,044
  1,345,540      * Kia Motors Corp .............................          9,983
    223,834        Kimball International, Inc (Class B) ........          3,190
 16,488,113        Kingfisher plc ..............................         59,061
    126,844      * Kirby Corp ..................................          3,474
  2,085,551   b,e* Kmart Corp ..................................            417
    408,268        Knight Ridder, Inc ..........................         25,823
  1,566,539      * Kohl's Corp .................................         87,648
  1,370,372      e Konami Corp .................................         31,641
    181,629        Koninklijke Vendex KBB NV ...................          1,973
    221,629     e* Krispy Kreme Doughnuts, Inc .................          7,484
    170,337      * Kroll, Inc ..................................          3,250
     82,105        K-Swiss, Inc (Class A) ......................          1,782
      1,455      * Kuoni Reisen Holding (Regd) .................            275
    305,000        Kuraray Co Ltd ..............................          1,892
    195,974        Lagardere S.C.A. ............................          7,961
    810,283      * Lamar Advertising Co ........................         27,266
    146,790        Landry's Restaurants, Inc ...................          3,118
    103,693        LaSalle Hotel Properties ....................          1,452
    548,400        Lawson, Inc .................................         13,217
    275,191        La-Z-Boy, Inc ...............................          6,599
    365,000      * Lear Corp ...................................         12,147
    217,835      f Lee Enterprises, Inc (Class A) ..............          7,302
     14,400        Lee Enterprises, Inc (Class B) ..............            483
  1,055,351        Leggett & Platt, Inc ........................         23,682
    104,400        Libbey, Inc .................................          2,714
 16,465,397      * Liberty Media Corp (Class A) ................        147,201
  2,160,899        Limited Brands, Inc .........................         30,101
    293,090      * Lin TV Corp (Class A) .......................          7,137
    237,918      * Linens `n Things, Inc .......................          5,377
    558,565        Liz Claiborne, Inc ..........................         16,561
     72,245      * Lodgenet Entertainment Corp .................            772
    118,034        Lone Star Steakhouse & Saloon, Inc ..........          2,283
    149,251      * Luby's, Inc .................................            434
    231,550      e LVMH Moet Hennessy Louis Vuitton S.A. .......          9,513
    261,027      * Mandalay Resort Group .......................          7,990
    129,521        Marcus Corp .................................          1,839
     41,651        Marine Products Corp ........................            410
  6,572,986        Marks & Spencer Group plc ...................         33,333
  1,017,246        Marriott International, Inc (Class A) .......         33,437
     65,998     e* Martha Stewart Living Omnimedia, Inc (Class A)           651
    210,900        Marui Co Ltd ................................          2,065
    219,500      * Mascotech, Inc (Escrow) .....................              0
  4,345,679      e Matsushita Electric Industrial Co Ltd .......         42,845
    603,350        Matsushita Electric Industrial Co Ltd (Spon ADR)       5,792
     95,967      * Maxwell Shoe Co, Inc (Class A) ..............          1,115
  1,443,155        May Department Stores Co ....................         33,164
    432,858        Maytag Corp .................................         12,336
  3,155,000     e* Mazda Motor Corp ............................          5,849
    102,296        McClatchy Co (Class A) ......................          5,803
  7,109,392        McDonald's Corp .............................        114,319
    994,663        McGraw-Hill Cos, Inc ........................         60,117
     67,944        Media General, Inc (Class A) ................          4,073
    341,385      * Mediacom Communications Corp ................          3,008


                       SEE NOTES TO FINANCIAL STATEMENTS


16    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 CONSUMER CYCLICAL--(CONTINUED)
    474,503      e Mediaset S.p.A. .............................   $      3,615
     69,376     e* Medis Technologies Ltd ......................            347
    206,126      * Men's Wearhouse, Inc ........................          3,535
     50,060        Meredith Corp ...............................          2,058
    200,900        Meredith Corp (Class B) .....................          8,259
    123,583      * Metro One Telecommunications, Inc ...........            797
    216,352      * Metro-Goldwyn-Mayer, Inc ....................          2,813
    381,106      * MGM Mirage ..................................         12,565
    338,063      * Michaels Stores, Inc ........................         10,581
    257,460        Michelin (C.G.D.E.) (B Shs) .................          8,878
    114,533      * Micros Systems, Inc .........................          2,568
     44,391      * Midas, Inc ..................................            285
    205,556     e* Midway Games, Inc ...........................            857
    253,000     e* Mitsukoshi Ltd ..............................            527
     65,521     e* Modern Times Group AB (B Shs) ...............            530
    189,284        Modine Manufacturing Co .....................          3,347
    262,941      * Mohawk Industries, Inc ......................         14,974
    157,862      * Monaco Coach Corp ...........................          2,613
     11,324      * Monarch Casino & Resort, Inc ................            155
     35,820      * Monro Muffler Brake, Inc ....................            605
     14,528      * Mossimo, Inc ................................             80
     17,233      * Mothers Work, Inc ...........................            607
    115,742      * Movie Gallery, Inc ..........................          1,505
    171,194      * MSC Industrial Direct Co (Class A) ..........          3,039
    131,060      * MTR Gaming Group, Inc .......................          1,043
     67,602     e* Multimedia Games, Inc .......................          1,856
        800      * Mycal Corp ..................................              0
    126,915        Myers Industries, Inc .......................          1,358
    329,038        MyTravel Group plc ..........................            102
     85,504        Namco Ltd ...................................          1,432
     31,561        National Presto Industries, Inc .............            927
    167,856      * Nautica Enterprises, Inc ....................          1,865
    199,689     e* Nautilus Group, Inc .........................          2,668
    176,638      * Neiman Marcus Group, Inc (Class A) ..........          5,368
     17,081      * Neiman Marcus Group, Inc (Class B) ..........            467
     48,146      * Netratings, Inc .............................            347
    652,088        New York Times Co (Class A) .................         29,820
  3,802,909        News Corp Ltd ...............................         24,583
    300,129        Next plc ....................................          3,559
    136,000        NGK Insulators Ltd ..........................            743
     51,000      * NH Hoteles S.A. .............................            438
    346,737        Nike, Inc (Class B) .........................         15,419
    313,033        Nintendo Co Ltd .............................         29,148
    127,240        Nippon Television Network Corp ..............         18,978
 35,630,068        Nissan Motor Co Ltd .........................        278,026
    271,000        Nisshinbo Industries, Inc ...................            941
    599,317        Nordstrom, Inc ..............................         11,369
    176,500      * Oakley, Inc .................................          1,813
    106,457      * O'Charley's, Inc ............................          2,186
  1,701,872        Omnicom Group, Inc ..........................        109,941
     64,081      * Onward Kashiyama Co Ltd .....................            502
    193,207      * O'Reilly Automotive, Inc ....................          4,886
     53,134        Oriental Land Co Ltd ........................          3,219
     68,374        Oshkosh B'gosh, Inc (Class A) ...............          1,918
    103,011        Oshkosh Truck Corp ..........................          6,335
    356,345        Outback Steakhouse, Inc .....................         12,273
    121,700        Overseas Union Enterprise Ltd ...............            410
     38,162        Oxford Industries, Inc ......................            979
  1,335,218        P & O Princess Cruises plc ..................          9,265
    107,624      * P.F. Chang's China Bistro, Inc ..............          3,907
    291,894      * Pacific Sunwear Of California, Inc ..........          5,164
    170,187     e* PanAmSat Corp ...............................          2,492
    147,221      * Panera Bread Co (Class A) ...................          5,125
     97,104      * Papa John's International, Inc ..............          2,707
    377,800        Paris Miki, Inc .............................          5,320
  1,545,711      * Park Place Entertainment Corp ...............         12,984
    200,000        Park24 Co Ltd ...............................          3,135
     57,631     e* Parkervision, Inc ...........................            470
    150,512      * Payless Shoesource, Inc .....................          7,747
  4,519,074        Pearson plc .................................         41,796
    180,540      * Penn National Gaming, Inc ...................          2,863
     72,806      * Penton Media, Inc ...........................             50
    242,917      * Performance Food Group Co ...................          8,249
    416,030        Peugeot Citroen S.A. ........................         16,966
    153,775        Phillips-Van Heusen Corp ....................          1,778
    515,128        Pier 1 Imports, Inc .........................          9,751
     69,326      e Pinault-Printemps-Redoute S.A. ..............          5,100
    161,846      * Pinnacle Entertainment, Inc .................          1,122
    385,551      * Pinnacle Systems, Inc .......................          5,247
     93,791        Pioneer Corp ................................          1,759
     87,317      * Pixar, Inc ..................................          4,627
    107,023      * PLATO Learning, Inc .........................            636
     91,352      * Playboy Enterprises, Inc (Class B) ..........            925
      1,000      * Playmates Interactive Entertainment Ltd .....              0
    121,835        Polaris Industries, Inc .....................          7,140
    172,366      * Polo Ralph Lauren Corp ......................          3,751
    200,322      * Presstek, Inc ...............................            923
     24,964      * Pricesmart, Inc .............................            580
    300,269      * Prime Hospitality Corp ......................          2,447
    932,617      * Primedia, Inc ...............................          1,921
     85,599      * Private Media Group, Inc ....................            278
     39,076      * Pt Multimedia Servicos de Telecomunicacoes ..
                 e Multimedia SGPS S.A. ........................            411
     13,069      * Publicis Groupe S.A. ........................            277
      1,321      * PubliGroupe S.A. (Regd) .....................            210
    758,792      e Publishing & Broadcasting Ltd ...............          3,696
     57,180        Pulitzer, Inc ...............................          2,570
     77,587      * Quaker Fabric Corp ..........................            539
    469,449      e Quebecor World, Inc .........................         10,401
    138,417      * Quiksilver, Inc .............................          3,690
     57,950      * Racing Champions Ertl Corp ..................            791
    338,843      * Radio One, Inc (Class A) ....................          4,954
    465,282      * Radio One, Inc (Class D) ....................          6,714
  5,988,736        Rank Group plc ..............................         25,694
    139,430      * Rare Hospitality International, Inc .........          3,851
    276,460      * Raytech Corp ................................          1,576
    540,800        Reader's Digest Association, Inc (Class A) ..          8,166
    235,755      * Reebok International Ltd ....................          6,931
  4,612,842        Reed Elsevier NV ............................         56,394
  2,934,261        Reed Elsevier plc ...........................         25,131
     97,305        Regal Entertainment Group (Class A) .........          2,084
        500      * Regal Hotels International Ltd ..............              0
    157,271      * Regent Communications, Inc ..................            929
    289,146        Regis Corp ..................................          7,515
  3,399,147        Renault S.A. ................................        159,733
    184,377      * Rent-A-Center, Inc ..........................          9,210
    111,737      * Resources Connection, Inc ...................          2,593
    989,622        Reuters Group plc ...........................          2,828
     55,408      * Rex Stores Corp .............................            566
     36,205        Riviana Foods, Inc ..........................            978
    416,418        Ross Stores, Inc ............................         17,652
    366,364        Ruby Tuesday, Inc ...........................          6,334
    161,444        Russell Corp ................................          2,703
    314,972      * Ryan's Family Steak Houses, Inc .............          3,575
     91,374      * Saga Communications, Inc (Class A) ..........          1,736
     68,000        Saizeriya Co Ltd ............................          1,007
    675,258      * Saks, Inc ...................................          7,928
     63,622      * Salem Communications Corp (Class A) .........          1,589
     43,022     e* Salton, Inc .................................            414
    354,530        Sankyo Co Ltd (Gunma) .......................          8,828


                        SEE NOTES TO FINANCIAL STATEMENTS

                      2002 ANNUAL REPORT  College Retirement Equities Fund    17

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 CONSUMER CYCLICAL--(CONTINUED)
     21,400        Sanrio Co Ltd ...............................   $        106
  1,081,099        Sanyo Electric Co Ltd .......................          2,815
     49,559        Schawk, Inc .................................            491
     24,723      * Schibsted ASA ...............................            257
    148,928      * Scholastic Corp .............................          5,354
    268,841      * Scientific Games Corp (Class A) .............          1,952
  1,184,302        SCMP Group Ltd ..............................            494
    106,227      * Scotts Co (Class A) .........................          5,209
    131,123      * SCP Pool Corp ...............................          3,829
    147,122        Scripps (E.W.) Co (Class A) .................         11,321
  1,357,141        Sears Roebuck & Co ..........................         32,504
  6,249,811     e* Seat-Pagine Gialle S.p.A. ...................          4,257
    103,630     e* Sega Corp ...................................          1,022
    314,739     e* Seiyu Ltd ...................................            920
    233,469      e Seven-Eleven Japan Co Ltd ...................          7,122
  1,225,158        Shangri-La Asia Ltd .........................            801
     56,883        Shangri-La Asia Ltd (Singapore) .............             36
  1,046,550        Sharp Corp ..................................          9,939
      7,500        Shaw Communications, Inc (Class B) ..........             77
     70,000        Shimachu Co Ltd .............................          1,416
      5,258      e Shimamura Co Ltd ............................            335
     43,778      e Shimano, Inc ................................            653
     48,561      * Shoe Carnival, Inc ..........................            680
    192,873      * ShopKo Stores, Inc ..........................          2,401
    120,396      * Shuffle Master, Inc .........................          2,301
  2,585,060        Signet Group plc ............................          2,830
     30,520      * Silverstone Berhad ..........................              0
    207,227      * Sinclair Broadcast Group, Inc (Class A) .....          2,410
    436,888        Singapore Press Holdings Ltd ................          4,584
    446,523     e* Sirius Satellite Radio, Inc .................            286
  5,871,809        Six Continents plc ..........................         47,454
    444,411      * Six Flags, Inc ..............................          2,538
    366,717        Sky City Entertainment Group ................          1,552
     49,463      e Skylark Co Ltd ..............................            656
    109,364        Smith (A.O.) Corp ...........................          2,954
    124,119      * Societe Television Francaise 1 (T.F.1) ......          3,316
     40,000     e* Sodexho Alliance S.A. .......................            923
     36,750      e Sol Melia S.A. ..............................            145
    133,390      * Sonic Automotive, Inc .......................          1,984
    241,354      * Sonic Corp ..................................          4,945
  4,115,670      e Sony Corp ...................................        172,020
    288,652      * Sotheby's Holdings, Inc (Class A) ...........          2,598
    247,181      * Spanish Broadcasting System, Inc (Class A) ..          1,780
     61,595        Spartan Motors, Inc .........................            701
     87,844        Speedway Motorsports, Inc ...................          2,265
    164,075     e* Sports Resorts International, Inc ...........            963
    134,296      * Stage Stores, Inc ...........................          2,826
     47,200        Standard Motor Products, Inc ................            614
     34,217      * Stanley Furniture Co, Inc ...................            796
  2,298,177      * Starbucks Corp ..............................         46,837
  1,407,583        Starwood Hotels & Resorts Worldwide, Inc ....         33,416
    232,000      * Station Casinos, Inc ........................          4,106
    171,112        Steelcase, Inc (Class A) ....................          1,875
    149,632      * Stein Mart, Inc .............................            913
     63,602      * Steven Madden Ltd ...........................          1,149
     87,832      * Stoneridge, Inc .............................          1,045
    268,175        Stride Rite Corp ............................          1,923
    138,928        Sturm Ruger & Co, Inc .......................          1,330
    141,035        Superior Industries International, Inc ......          5,833
    210,944      * Sylvan Learning Systems, Inc ................          3,459
  1,523,046        TAB Ltd .....................................          2,599
  1,839,573        TABCORP Holdings Ltd ........................         11,032
  1,816,869      e Takashimaya Co Ltd ..........................          7,119
    130,784        Talbots, Inc ................................          3,600
     39,981        Tanger Factory Outlet Centers, Inc ..........          1,239
  7,589,193        Target Corp .................................        227,676
    113,996      * TBC Corp ....................................          1,369
    977,925        Teijin Ltd ..................................          2,340
  1,110,000      * Tele Atlas NV ...............................          1,479
     50,000      * Telefonica Publicidad e Informacion S.A. ....            159
    103,727     e* Telepizza S.A. ..............................             82
  4,865,000        Television Broadcasts Ltd ...................         15,347
    261,607      * Tenneco Automotive, Inc .....................          1,057
    273,183      * The Cheesecake Factory, Inc .................          9,876
    223,701      * The Sports Authority, Inc ...................          1,566
    147,866      * The Steak n Shake Co ........................          1,479
     52,533      * Thomas Nelson, Inc ..........................            526
    325,223      e Thomson Corp ................................          8,646
    101,772        Thor Industries, Inc ........................          3,504
    257,183      * THQ, Inc ....................................          3,408
  2,032,871        Tiffany & Co ................................         48,606
     98,302      * Timberland Co (Class A) .....................          3,501
  2,721,624        TJX Cos, Inc ................................         53,126
     22,980        Toho Co Ltd .................................            221
     90,346      e Tokyo Broadcasting System, Inc ..............          1,136
        587        Tokyo Style Co Ltd ..........................              5
    219,958      * Too, Inc ....................................          5,173
    247,442      * Topps Co, Inc ...............................          2,153
    576,234        Toray Industries, Inc .......................          1,224
    411,218      * Tower Automotive, Inc .......................          1,850
     41,000        Toyobo Co Ltd ...............................             54
      5,800        Toyoda Gosei Co Ltd .........................            109
  2,386,206        Toyota Motor Corp ...........................         64,144
  1,244,476        Tribune Co ..................................         56,574
     34,552      * Tropical Sportswear International Corp ......            310
    232,918        TUI AG. .....................................          3,899
  1,274,689     e* U.S.A. Interactive, Inc .....................         29,139
    341,150      * Unifi, Inc ..................................          1,791
    206,962        United Business Media plc ...................            966
    407,043      * UnitedGlobalcom, Inc (Class A) ..............            977
     90,536      * Universal Electronics, Inc ..................            882
    867,412      * Univision Communications, Inc (Class A) .....         21,252
     89,172        UNY Co Ltd ..................................            872
     50,783      * Urban Outfitters, Inc .......................          1,197
     56,028      * Vail Resorts, Inc ...........................            850
    259,979      * Valassis Communications, Inc ................          7,651
      8,958        Valeo S.A. ..................................            281
      9,252      * Valora Holding AG. ..........................          1,773
    121,840      * Vans, Inc ...................................            692
    215,128      * Vastera, Inc ................................          1,216
    463,670        VF Corp .....................................         16,715
    863,974      * Viacom, Inc (Class A) .......................         35,259
 10,392,421      * Viacom, Inc (Class B) .......................        423,595
    659,553        Visteon Corp ................................          4,590
    774,084      e Vivendi Universal S.A. ......................         12,502
    300,484      e Vivendi Universal S.A. (Spon ADR) ...........          4,829
    257,404        VNU NV ......................................          6,712
    248,115      e Volkswagen AG. ..............................          8,983
     45,082        Volvo AB (A Shs) ............................            704
    195,098      e Volvo AB (B Shs) ............................          3,179
    158,264      * Wabash National Corp ........................          1,326
     10,055        Wacoal Corp .................................             78
 19,823,348        Wal-Mart Stores, Inc ........................      1,001,277
 11,300,166        Walt Disney Co ..............................        184,306
    178,733        Warehouse Group Ltd .........................            684
     20,278        Washington Post Co (Class B) ................         14,965
    588,805        Wendy's International, Inc ..................         15,939
     69,456      * West Marine, Inc ............................            951
    218,557     e* Westpoint Stevens, Inc ......................            129


                       SEE NOTES TO FINANCIAL STATEMENTS


18    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 CONSUMER CYCLICAL--(CONTINUED)
    389,028      * Westwood One, Inc ...........................   $     14,534
    151,959      * Wet Seal, Inc (Class A) .....................          1,635
    366,793        Whirlpool Corp ..............................         19,154
    576,085        Whitbread plc ...............................          5,017
    244,204        Wiley (John) & Sons, Inc (Class A) ..........          5,863
    479,854      * Williams-Sonoma, Inc ........................         13,028
     88,533      * Wilsons The Leather Experts, Inc ............            443
     80,498        Winnebago Industries, Inc ...................          3,158
    142,814      * WMS Industries, Inc .........................          2,139
    641,580        Wolters Kluwer NV ...........................         11,176
    280,030        Wolverine World Wide, Inc ...................          4,231
     59,764        Woodward Governor Co ........................          2,600
  2,522,734        Woolworths Ltd ..............................         16,194
    237,600      e World Co Ltd ................................          4,545
     70,187      * World Wrestling Federation Entertainment, Inc            565
  3,577,503        WPP Group plc ...............................         27,328
    362,846     e* XM Satellite Radio Holdings, Inc ............            976
  1,972,791      * Yahoo!, Inc .................................         32,255
    122,600      e Yamada Denki Co Ltd .........................          2,588
     18,000     e* Yamaha Motor Co Ltd .........................            149
     89,000        Yonex Co Ltd ................................            313
     96,084      * Young Broadcasting, Inc (Class A) ...........          1,265
  1,675,081      * Yum! Brands, Inc ............................         40,570
    161,918      * Zale Corp ...................................          5,165
    472,622      * Zenith Electronics Corp .....................              0
    208,271      * Zomax, Inc ..................................            885
                                                                   ------------
                   TOTAL CONSUMER CYCLICAL                            8,444,001
                                                                   ------------
 CONSUMER NON-CYCLICAL--10.00%

     61,568      * 1-800-Flowers.com, Inc (Class A) ............            385
    160,696      * 7-Eleven, Inc ...............................          1,205
     81,792      * AC Moore Arts & Crafts, Inc .................          1,040
     68,369        Adidas-Salomon AG. ..........................          5,811
    153,749      * AGFA Gevaert NV .............................          3,429
  1,079,059        Ajinomoto Co, Inc ...........................         11,266
     14,100        Alberto-Culver Co (Class A) .................            685
    159,959        Alberto-Culver Co (Class B) .................          8,062
  1,964,162        Albertson's, Inc ............................         43,722
  1,910,272      e Altadis S.A. ................................         43,581
  1,013,196     e* Amazon.Com, Inc .............................         19,139
    340,260      * American Greetings Corp (Class A) ...........          5,376
    110,848     e* American Italian Pasta Co (Class A) .........          3,988
  4,568,623        Anheuser-Busch Cos, Inc .....................        221,121
    116,486      * Applica, Inc ................................            582
    145,000      * Aramark Corp (Class B) ......................          3,408
  2,869,957        Archer Daniels Midland Co ...................         35,587
      8,168        Ariake Japan Co Ltd .........................            231
    565,294      e Asahi Breweries Ltd .........................          3,706
     18,200      * Asbury Automotive Group, Inc ................            153
    147,046      * Aurora Foods, Inc ...........................            115
  1,003,854      * Autonation, Inc .............................         12,608
    534,353      * Autozone, Inc ...............................         37,752
  1,675,464        Avon Products, Inc ..........................         90,257
     17,749        Bang & Olufsen A/S (B Shs) ..................            359
    236,841      * Barnes & Noble, Inc .........................          4,280
     14,653        Beiersdorf AG. ..............................          1,630
  4,413,780      * Best Buy Co, Inc ............................        106,593
    332,619      * BJ's Wholesale Club, Inc ....................          6,087
    217,573        Blyth, Inc ..................................          5,822
  1,411,102        Boots Co plc ................................         13,312
    473,836      * Borders Group, Inc ..........................          7,629
     61,179      * Boston Beer Co, Inc (Class A) ...............            875
     13,092        Bridgford Foods Corp ........................            147
  7,744,050        British American Tobacco plc ................         77,359
    152,251      e BRL Hardy Ltd ...............................            604
    177,472        Brown-Forman Corp (Class B) .................       $ 11,600
      4,878      * Bruno's Supermarkets, Inc ...................              0
    171,636        Bunge Ltd ...................................          4,130
    515,930        Bunzl plc ...................................          3,156
  2,276,352        Cadbury Schweppes plc .......................         14,182
    220,226     e* Cadiz, Inc ..................................            121
  1,183,345        Campbell Soup Co ............................         27,773
      5,881        Carlsberg A/S (A Shs) .......................            241
     11,419        Carlsberg A/S (B Shs) .......................            503
    524,668      * Carmax, Inc .................................          9,381
  1,175,134      e Carrefour S.A. ..............................         52,324
    259,359        Casey's General Stores, Inc .................          3,167
     69,223      e Casino Guichard-Perrachon S.A. ..............          5,139
      6,974      * Casino Guichard-Perrachon A Wts 12/15/03 ....              1
      6,974      * Casino Guichard-Perrachon B Wts 12/15/05 ....              8
    310,203      * CDW Computer Centers, Inc ...................         13,602
    223,470      * Chiquita Brands International, Inc ..........          2,963
    196,962        Church & Dwight Co, Inc .....................          5,994
    928,058        Circuit City Stores, Inc (Circuit City Group)          6,886
    939,878        Clorox Co ...................................         38,770
  1,237,596        Coca-Cola Amatil Ltd ........................          3,673
      6,365        Coca-Cola Bottling Co Consolidated ..........            411
 10,914,347        Coca-Cola Co ................................        478,267
  1,253,299        Coca-Cola Enterprises, Inc ..................         27,222
     29,934        Coca-Cola Hellenic Bottling Co S.A. .........            416
     13,300        Coca-Cola West Japan Co Ltd .................            199
  4,857,686        Colgate-Palmolive Co ........................        254,688
      8,102      e Colruyt S.A. ................................            446
    684,469      e Compagnie Financiere Richemont AG. (Units) (A Shs)    12,772
  2,821,876        Conagra Foods, Inc ..........................         70,575
    367,550      * Constellation Brands, Inc (Class A) .........          8,715
    160,242        Coors (Adolph) Co (Class B) .................          9,815
    227,754        Corn Products International, Inc ............          6,862
    137,170      * Cost Plus, Inc ..............................          3,933
  2,269,802      * Costco Wholesale Corp .......................         63,691
  2,061,679        CVS Corp ....................................         51,480
     70,705        Danisco A/S .................................          2,402
    170,000        Davide Campari-Milano S.p.A. ................          5,311
    689,037      * Dean Foods Co ...............................         25,563
     29,401        Deb Shops, Inc ..............................            653
     27,360      * DEL Laboratories, Inc .......................            553
  1,347,342      * Del Monte Foods Co ..........................         10,375
    104,549      e Delhaize Group ..............................          1,944
    247,355        Delta & Pine Land Co ........................          5,049
 18,565,038        Diageo plc ..................................        201,743
    511,386        Dial Corp ...................................         10,417
    277,313        DIMON, Inc ..................................          1,664
    206,375        Dole Food Co ................................          6,724
    277,400      e Doutor Coffee Co Ltd ........................          4,699
    126,373        Dreyer's Grand Ice Cream, Inc ...............          8,967
    171,621      * Drugstore.Com, Inc ..........................            412
    144,760      * Duane Reade, Inc ............................          2,461
    762,541      * eBay, Inc ...................................         51,716
    412,002      e Electrolux AB Series B ......................          6,502
     68,024      * Electronics Boutique Holdings Corp ..........          1,075
    504,799      * Energizer Holdings, Inc .....................         14,084
    196,019        Essilor International S.A. ..................          8,074
    552,488        Estee Lauder Cos (Class A) ..................         14,586
    162,412        Ethan Allen Interiors, Inc ..................          5,582
     51,304     e* Expedia, Inc (Class A) ......................          3,434
      8,792     e* Expedia, Inc Wts 02/04/09 ...................            315
     89,110      * Factory 2-U Stores, Inc .....................            304
    110,565      * FAO, Inc ....................................             52
      5,878        Farmer Brothers Co ..........................          1,816
    291,966        Fastenal Co .................................         10,917


                        SEE NOTES TO FINANCIAL STATEMENTS

                      2002 ANNUAL REPORT  College Retirement Equities Fund    19

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 CONSUMER NON-CYCLICAL--(CONTINUED)
     35,676      * Finlay Enterprises, Inc .....................   $        430
    306,384      e Fleming Cos, Inc ............................          2,013
    149,810        Flowers Foods, Inc ..........................          2,923
  4,052,713      e Foster's Group Ltd ..........................         10,269
     10,930        Fourlis S.A. ................................             11
    260,231        Fraser & Neave Ltd ..........................          1,170
    135,610      * FTI Consulting, Inc .........................          5,445
    428,600      e Fuji Oil Co Ltd .............................          3,828
    260,317      * Furniture Brands International, Inc .........          6,209
     36,310      * Gaiam, Inc ..................................            377
     69,399      * Galyans Trading Co, Inc .....................            694
     86,900      * Gamestop Corp ...............................            852
     41,973      * Gart Sports Co ..............................            812
  4,193,311        General Mills, Inc ..........................        196,876
  5,500,815        Gillette Co .................................        167,005
     81,534      * Givaudan S.A. (Regd) ........................         36,560
  9,743,955      e Goodman Fielder Ltd .........................          9,767
    109,265      * Great Atlantic & Pacific Tea Co, Inc ........            881
     27,694      * Green Mountain Coffee, Inc ..................            418
    128,312        Greencore Group plc .........................            343
    134,004      * Groupe Danone ...............................         18,028
  1,888,062        H.J. Heinz Co ...............................         62,061
    156,802      * Hain Celestial Group, Inc ...................          2,383
    764,847        Hasbro, Inc .................................          8,834
    483,799        Heineken NV .................................         18,886
    384,728        Herman Miller, Inc ..........................          7,079
    511,516        Hershey Foods Corp ..........................         34,497
 12,769,072        Home Depot, Inc .............................        305,947
     43,454      * Horizon Organic Holding Corp ................            704
    383,457        Hormel Foods Corp ...........................          8,946
     18,000        House Foods Corp ............................            170
    160,313        Hughes Supply, Inc ..........................          4,380
    567,007        Imperial Tobacco Group plc ..................          9,630
     65,963        Ingles Markets, Inc (Class A) ...............            776
    278,823      * Insight Enterprises, Inc ....................          2,317
      8,280        Inter Parfums, Inc ..........................             64
     99,785      * Interbrew S.A. ..............................          2,356
    289,487        Interface, Inc (Class A) ....................            889
    403,699        International Flavors & Fragrances, Inc .....         14,170
    108,358      * International Multifoods Corp ...............          2,296
    292,564        Interstate Bakeries Corp ....................          4,462
  1,100,980        ITC Ltd .....................................         15,177
     41,149      * J & J Snack Foods Corp ......................          1,469
    295,145        J.M. Smucker Co .............................         11,750
        693        Japan Tobacco, Inc ..........................          4,637
     26,487      * Jeronimo Martins SGPS S.A. ..................            193
    121,378      * Jill (J.) Group, Inc ........................          1,697
  3,269,477        Kao Corp ....................................         71,770
     75,100        Katokichi Co, Ltd ...........................          1,126
  1,259,189        Kellogg Co ..................................         43,152
     28,859        Kerry Group (Class A) .......................            386
     65,000        Kerry Group plc (Class A) ...................            855
    181,000      e Kinki Coca-Cola Bottling Co Ltd .............          1,023
    528,680      e Kirin Brewery Co Ltd ........................          3,364
    304,000      e Korea Tobacco & Ginseng Corp GDR ............          2,098
    242,160        Kose Corp ...................................          7,714
  1,361,960        Kraft Foods, Inc (Class A) ..................         53,021
  6,898,682      * Kroger Co ...................................        106,585
    144,858        Lancaster Colony Corp .......................          5,661
    167,743        Lance, Inc ..................................          1,986
    786,555        Li & Fung Ltd ...............................            746
     72,809      * Lithia Motors, Inc (Class A) ................          1,142
    141,955      e Loblaw Cos Ltd ..............................          4,808
    376,350        Loews Corp (Carolina Group) .................          7,629
    205,860        Longs Drug Stores Corp ......................          4,270
    319,554        L'Oreal S.A. ................................         24,329
  7,634,370        Lowe's Cos ..................................        286,289
    139,866      e Luxottica Group S.p.A. ......................          1,845
    650,000        Luxottica Group S.p.A. (Spon ADR) ...........          8,873
     47,916      * MarineMax, Inc ..............................            566
    104,457      * Marvel Enterprises, Inc .....................            938
        200        Matsumotokiyoshi Co Ltd .....................              9
  2,281,546        Mattel, Inc .................................         43,692
    716,734        McCormick & Co, Inc (Non-Vote) ..............         16,628
     50,000      * Meiji Dairies Corp ..........................            158
    515,708        Meiji Seika Kaisha Ltd ......................          1,517
    154,794        Metro AG. ...................................          3,736
     65,000      e Mikuni Coca-Cola Bottling Co Ltd ............            444
    557,241     e* Molson, Inc (A Shs) .........................         11,799
      2,000        Molson, Inc (B Shs) .........................             42
     93,113      * Monterey Pasta Co ...........................            349
     61,948        Movado Group, Inc ...........................          1,165
     75,591        Nash Finch Co ...............................            584
     15,100      * National Beverage Corp ......................            231
     77,726        Nature's Sunshine Products, Inc .............            755
    291,752      * NBTY, Inc ...................................          5,129
  1,108,921        Nestle S.A. (Regd) ..........................        234,985
     39,984     e* NetFlix, Inc ................................            440
  1,368,704        Newell Rubbermaid, Inc ......................         41,513
    261,283        Nichirei Corp ...............................            733
    281,784      e Nippon Meat Packers, Inc ....................          2,814
    323,002        Nisshin Seifun Group, Inc ...................          2,150
        305        Nissin Food Products Co Ltd .................              7
    296,458        Nu Skin Enterprises, Inc (Class A) ..........          3,549
  1,707,523      * Office Depot, Inc ...........................         25,203
    769,324      * OfficeMax, Inc ..............................          3,847
     96,869        Oneida Ltd ..................................          1,068
    137,712        Orkla ASA ...................................          2,346
      8,118     e* Overstock.com, Inc ..........................            106
    147,458     e* PAN Fish ASA ................................             14
     10,169        Papastratos Cigarette Co ....................            173
     13,193      * Paragon Trade Brands, Inc (Escrow) ..........              0
    947,047      e Parmalat Finanziaria S.p.A. .................          2,256
     42,353      * Party City Corp .............................            508
    206,351      * Pathmark Stores, Inc ........................          1,046
     40,956      * PC Connection, Inc ..........................            208
     58,008      * Peets Coffee & Tea, Inc .....................            820
     63,810      * Penn Traffic Co .............................            223
    322,994        Pep Boys-Manny Moe & Jack ...................          3,747
  1,861,690        Pepsi Bottling Group, Inc ...................         47,845
    430,108        PepsiAmericas Inc ...........................          5,776
 14,949,051        PepsiCo, Inc ................................        631,149
    547,851        Pernod-Ricard ...............................         53,065
    406,917      * Perrigo Co ..................................          4,944
     59,740      * Petco Animal Supplies, Inc ..................          1,400
    665,256      * Petsmart, Inc ...............................         11,396
 16,618,450        Philip Morris Cos, Inc ......................        673,546
     99,129        Pilgrim's Pride Corp (Class B) ..............            813
    186,457      * Playtex Products, Inc .......................          1,842
    350,000     b* Power Pacific Ltd ...........................              0
    842,102      * Priceline.com, Inc ..........................          1,347
    101,652      * Princeton Review, Inc .......................            503
  7,970,595        Procter & Gamble Co .........................        684,993
     35,000      * Promet Berhad ...............................              3
    162,381      e QP Corp .....................................          1,286
    446,534        R.J. Reynolds Tobacco Holdings, Inc .........         18,804
    986,452        RadioShack Corp .............................         18,486
    199,160     e* Ralcorp Holdings, Inc .......................          5,007
  1,174,759        Reckitt Benckiser plc .......................         22,789


                       SEE NOTES TO FINANCIAL STATEMENTS


20    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 CONSUMER NON-CYCLICAL--(CONTINUED)
    120,935     e* Restoration Hardware, Inc ...................   $        606
     59,193     e* Revlon, Inc (Class A) .......................            181
    390,700        Rinnai Corp .................................          8,906
  2,124,186     e* Rite Aid Corp ...............................          5,204
     61,242      * Robert Mondavi Corp (Class A) ...............          1,899
    571,167        Royal Ahold NV ..............................          7,253
    209,412        Ruddick Corp ................................          2,867
     62,351        Russ Berrie & Co, Inc .......................          2,106
    148,178        SABMiller plc ...............................          1,053
  1,091,090        Safeway plc .................................          3,746
  2,239,822      * Safeway, Inc ................................         52,322
  5,548,473        Sainsbury (J) plc ...........................         24,899
     29,579        Sanderson Farms, Inc ........................            618
    330,000        Sapporo Breweries Ltd .......................            545
  4,192,256        Sara Lee Corp ...............................         94,368
    104,477        Schweitzer-Mauduit International, Inc .......          2,560
  1,001,782        Scottish & Newcastle plc ....................          7,475
      2,449        Seaboard Corp ...............................            588
     34,347      * Seminis, Inc (Class A) ......................             99
    291,136        Sensient Technologies Corp ..................          6,542
     47,487      * Sharper Image Corp ..........................            828
    205,009      * Shiseido Co Ltd .............................          2,666
    247,703      * Singapore Food Industries Ltd ...............            100
    102,330      * Skechers U.S.A., Inc (Class A) ..............            869
     75,534      * Smart & Final, Inc ..........................            393
    701,565      * Smithfield Foods, Inc .......................         13,919
    169,500     e* Snow Brand Milk Products Co Ltd .............            246
      1,557        Societe BIC S.A. ............................             54
    417,000      * Sonae SPGS S.A. .............................            175
  1,263,931        Southcorp Ltd ...............................          3,274
    224,088      * Stamps.com, Inc .............................          1,046
     74,652        Standard Commercial Corp ....................          1,351
  2,411,591      * Staples, Inc ................................         44,132
     34,667      * Steinway Musical Instruments, Inc ...........            564
     37,095        Stepan Co ...................................            927
    100,495      * Summit America Television, Inc ..............            268
    276,748      e Swedish Match AB ............................          2,176
  8,961,800      * Taiwan Semiconductor ........................         10,980
     40,800        Tasty Baking Co .............................            355
    706,497        Tate & Lyle plc .............................          3,583
 21,634,006        Tesco plc ...................................         67,567
    223,588      * The Bombay Co, Inc ..........................          1,118
     35,170        The Swatch Group AG. (Br) ...................          2,925
     71,768      e The Swatch Group AG. (Regd) .................          1,215
     98,317        Thomas Industries, Inc ......................          2,562
    167,637      * Ticketmaster (Class B) ......................          3,557
    117,155        Tootsie Roll Industries, Inc ................          3,594
  2,634,878      * Toys "R" Us, Inc ............................         26,349
     92,070      * Tractor Supply Co ...........................          3,462
    118,748      * Trans World Entertainment Corp ..............            431
     88,322      * Triarc Cos, Inc .............................          2,318
     58,555      * Tuesday Morning Corp ........................          1,001
    346,054        Tupperware Corp .............................          5,218
    130,837      * Tweeter Home Entertainment Group, Inc .......            756
  1,123,898        Tyson Foods, Inc (Class A) ..................         12,610
     10,100        Uni-Charm Corp ..............................            401
  2,753,667        Unilever NV (Cert) ..........................        169,192
  3,693,313        Unilever plc ................................         35,140
    112,165      * United Auto Group, Inc ......................          1,399
    111,011      * United Natural Foods, Inc ...................          2,814
    175,123        Universal Corp ..............................          6,473
    863,631        UST, Inc ....................................         28,871
    151,031      * Valuevision International, Inc (Class A) ....          2,262
    140,368      e Vector Group Ltd ............................          1,631
     55,258      * Virbac Corp .................................            310
  5,596,106        Walgreen Co .................................        163,350
     68,691      * Water Pik Technologies, Inc .................            505
    477,716        Waterford Wedgwood plc (Units) ..............            246
    142,677      * Weight Watchers International, Inc ..........          6,559
     74,352        Weis Markets, Inc ...........................          2,309
    124,471     e* Weston (George) Ltd .........................          7,111
     76,675      * Whitehall Jewellers, Inc ....................            728
    272,373      * Whole Foods Market, Inc .....................         14,362
    132,116      * Wild Oats Markets, Inc ......................          1,363
    466,391        Winn-Dixie Stores, Inc ......................          7,126
    143,558        Wrigley (Wm.) Jr Co .........................          7,878
    697,600        Wrigley (Wm.) Jr Co (Class B) ...............         38,284
    177,000        Yakult Honsha Co Ltd ........................          2,017
     63,000      e Yamazaki Baking Co Ltd ......................            353
    168,074      * Yankee Candle Co, Inc .......................          2,689
                                                                   ------------
                   TOTAL CONSUMER NON-CYCLICAL                        7,558,050
                                                                   ------------
 ENERGY--7.23%

     99,507      * 3TEC Energy Corp ............................          1,412
    354,301        Amerada Hess Corp ...........................         19,504
  1,297,014        Anadarko Petroleum Corp .....................         62,127
  2,860,655        Apache Corp .................................        163,029
    370,201        Ashland, Inc ................................         10,562
     60,361      * Atwood Oceanics, Inc ........................          1,817
  7,204,695        Baker Hughes, Inc ...........................        231,919
    113,429        Berry Petroleum Co (Class A) ................          1,934
  2,991,803        BG Group plc ................................         12,908
  1,016,688      * BJ Services Co ..............................         32,849
 47,806,420        BP plc ......................................        328,634
  2,056,427        BP plc (Spon ADR) ...........................         83,594
  4,170,123        Burlington Resources, Inc ...................        177,856
    188,312        Cabot Oil & Gas Corp (Class A) ..............          4,666
    245,017      * Cal Dive International, Inc .................          5,758
    484,131      e Canadian Natural Resources Ltd ..............         14,342
     53,004        CARBO Ceramics, Inc .........................          1,786
 16,646,812      * Centrica plc ................................         45,827
    940,330        Chesapeake Energy Corp ......................          7,278
  5,535,167        ChevronTexaco Corp ..........................        367,978
    208,094      * Cimarex Energy Co ...........................          3,725
 30,289,265        CNOOC Ltd ...................................         39,423
    151,082      * Comstock Resources, Inc .....................          1,404
  3,522,748        ConocoPhillips ..............................        170,466
    236,470      * Cooper Cameron Corp .........................         11,781
    160,350      * Denbury Resources, Inc ......................          1,812
  2,016,321        Devon Energy Corp ...........................         92,549
  1,764,658        Diamond Offshore Drilling, Inc ..............         38,558
     43,957      * Dril-Quip, Inc ..............................            743
    250,000      * Enagas ......................................          1,522
    305,220        Enbridge, Inc ...............................          8,232
  2,221,337      e EnCana Corp .................................         68,589
     52,792      * Encore Acquisition Co .......................            972
    120,741      * Energy Developments Ltd .....................            177
    130,669      * Energy Partners Ltd .........................          1,398
 16,893,737      e ENI S.p.A. ..................................        268,584
    820,204        ENSCO International, Inc ....................         24,155
    619,194        EOG Resources, Inc ..........................         24,718
    116,669      * Evergreen Resources, Inc ....................          5,233
    102,848      * Exploration Co Of Delaware, Inc .............            306
 48,861,911        Exxon Mobil Corp ............................      1,707,235
    152,814      * Forest Oil Corp .............................          4,212
      2,188      * Forest Oil Corp Wts 02/15/04 ................             28
      2,188      * Forest Oil Corp Wts 02/15/05 ................             16
    103,292        Fortum Oyj ..................................            677
    173,326        Frontier Oil Corp ...........................          2,985
    467,354     e* Gas Natural SDG S.A. ........................          8,862


                        SEE NOTES TO FINANCIAL STATEMENTS

                      2002 ANNUAL REPORT  College Retirement Equities Fund    21

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 ENERGY--(CONTINUED)
     86,780        Getty Realty Corp ...........................   $      1,644
    451,953      * Global Industries Ltd .......................          1,885
    463,967      * Grant Prideco, Inc ..........................          5,401
  1,033,048      * Grey Wolf, Inc ..............................          4,122
     47,652      * Gulf Island Fabrication, Inc ................            774
  2,179,610        Halliburton Co ..............................         40,781
    324,246      * Hanover Compressor Co .......................          2,977
    237,208      * Harvest Natural Resources, Inc ..............          1,566
     43,720        Hellenic Petroleum S.A. .....................            254
    244,593        Helmerich & Payne, Inc ......................          6,827
     58,485        Holly Corp ..................................          1,278
  4,638,199        Hong Kong & China Gas Co Ltd ................          6,007
    114,188      * Horizon Offshore, Inc .......................            569
     67,376      * Houston Exploration Co ......................          2,062
    970,032      e Husky Energy, Inc ...........................         10,113
     80,136      * Hydril Co ...................................          1,889
    127,041        IHC Caland NV ...............................          6,706
    358,471        Imperial Oil Ltd ............................         10,179
    304,776      * Input/Output, Inc ...........................          1,295
    102,000     e* Italgas S.p.A. ..............................          1,387
    468,286        Kerr-McGee Corp .............................         20,745
    699,954      * Key Energy Services, Inc ....................          6,279
     37,400        Lufkin Industries, Inc ......................            877
    308,468      * Magnum Hunter Resources, Inc ................          1,835
     41,090      * Magnum Hunter Resources, Inc Wts 03/21/05 ...             12
  1,617,994        Marathon Oil Corp ...........................         34,447
    249,249      * Maverick Tube Corp ..........................          3,248
    218,657      * Meridian Resource Corp ......................            197
    354,188        Murphy Oil Corp .............................         15,177
    411,161      * National-Oilwell, Inc .......................          8,980
    225,732      * Newfield Exploration Co .....................          8,138
     65,034        Nexen, Inc ..................................          1,410
     41,000      * Nippon Mining Holdings, Inc .................             55
  1,625,047      e Nippon Oil Corp .............................          7,367
    708,739        Noble Energy, Inc ...........................         26,613
    217,877      * Norsk Hydro ASA .............................          9,765
    107,612      * Nuevo Energy Co .............................          1,194
  2,016,781        Occidental Petroleum Corp ...................         57,377
    911,674        Ocean Energy, Inc ...........................         18,206
    154,638      * Oceaneering International, Inc ..............          3,826
     13,703        OMV AG. .....................................          1,346
  4,245,389      e Origin Energy Ltd ...........................          8,869
  7,446,445        Osaka Gas Co Ltd ............................         18,385
    545,697      * Parker Drilling Co ..........................          1,211
    164,608        Patina Oil & Gas Corp .......................          5,210
    369,184      * Patterson-UTI Energy, Inc ...................         11,138
    320,500      * Penn West Petroleum Ltd .....................          8,318
    222,950        Petro-Canada ................................          6,902
    605,722        Petro-Canada (Non-Resident) .................         18,753
     16,289      * Petroleum Helicopters (Vote) ................            483
    616,374      * Pioneer Natural Resources Co ................         15,563
    154,195      * Plains Exploration & Production Co ..........          1,503
    154,195      * Plains Resources, Inc .......................          1,827
    291,232        Pogo Producing Co ...........................         10,848
     79,600      * Premcor, Inc ................................          1,770
    524,617      * Pride International, Inc ....................          7,817
     66,200      * Prima Energy Corp ...........................          1,480
    336,525      * Range Resources Corp ........................          1,817
    128,605      * Remington Oil & Gas Corp ....................          2,110
    566,210      * Repsol YPF S.A. .............................          7,487
    510,627        Rowan Cos, Inc ..............................         11,591
  3,693,647      e Royal Dutch Petroleum Co ....................        162,603
     71,995        RPC, Inc ....................................            835
  1,728,387        Santos Ltd ..................................          5,859
    179,341      * Seacor Smit, Inc ............................        $ 7,981
         50      * Serval Integrated Energy Services (Units) ...              0
     10,306      e Shell Canada Ltd (Class A) (U.S.) ...........            321
 11,850,833        Shell Transport & Trading Co plc ............         78,032
     50,000      e Showa Shell Sekiyu KK .......................            347
     14,203        Smedvig A/S (B Shs) .........................             58
    490,204      * Smith International, Inc ....................         15,990
  4,946,005      * Snam Rete Gas S.p.A. ........................         16,869
    154,345      * Spinnaker Exploration Co ....................          3,403
    186,612        St. Mary Land & Exploration Co ..............          4,665
    123,832        Statoil ASA .................................          1,046
    142,001      * Stone Energy Corp ...........................          4,737
    751,680      e Suncor Energy, Inc ..........................         11,752
    331,748        Sunoco, Inc .................................         11,007
    321,519      * Superior Energy Services, Inc ...............          2,636
    157,773      * Swift Energy Co .............................          1,526
    134,732        Talisman Energy, Inc ........................          4,848
        176        Teikoku Oil Co Ltd ..........................              1
    434,430      * Tesoro Petroleum Corp .......................          1,964
    247,700        Tidewater, Inc ..............................          7,703
 16,139,311        Tokyo Gas Co Ltd ............................         50,592
    224,084      * Tom Brown, Inc ..............................          5,625
    147,000      e TonenGeneral Sekiyu KK ......................            966
  2,591,553        Total Fina Elf S.A. .........................        370,134
    163,377      * Total Fina Elf S.A. (Strip Vvpr) ............              2
      2,025      * Total Fina Elf S.A. Wts 08/05/03 ............             50
  1,741,834      e TransCanada PipeLines Ltd ...................         25,271
    118,132      * Transmontaigne, Inc .........................            548
    152,031      * Trico Marine Services, Inc ..................            506
    254,023      * Unit Corp ...................................          4,712
    109,295      * Universal Compression Holdings, Inc .........          2,091
  1,376,046        Unocal Corp .................................         42,079
    510,859        Valero Energy Corp ..........................         18,871
    444,821      * Varco International, Inc ....................          7,740
    205,744      * Veritas DGC, Inc ............................          1,625
    325,229        Vintage Petroleum, Inc ......................          3,431
    304,443      * Weatherford International Ltd ...............         12,156
    112,380      * Westport Resources Corp .....................          2,338
    146,920      * W-H Energy Services, Inc ....................          2,144
  1,164,420      e Woodside Petroleum Ltd ......................          8,117
     60,395        World Fuel Services Corp ....................          1,238
    542,357        XTO Energy, Inc .............................         13,396
                                                                   ------------
                   TOTAL ENERGY                                       5,459,849
                                                                   ------------
 FINANCIAL SERVICES--21.48%

     91,518        1st Source Corp .............................          1,533
    165,348        21st Century Insurance Group ................          2,070
    479,035        3i Group plc ................................          4,280
     93,000        77 Bank Ltd .................................            381
    446,655        A.G. Edwards, Inc ...........................         14,722
  1,596,255     e* Abbey National plc ..........................         13,312
     64,360        ABC Bancorp .................................            833
  7,486,444        ABN Amro Holding NV .........................        122,401
     93,339        Acadia Realty Trust .........................            693
    801,165        Acom Co Ltd .................................         26,330
     53,690        Advanta Corp (Class A) ......................            482
     98,997        Advanta Corp (Class B) ......................            930
  3,322,175      e Aegon NV ....................................         42,742
     35,700      e Aeon Credit Service Co Ltd ..................          1,297
    122,772      * Affiliated Managers Group, Inc ..............          6,175
  2,674,565        Aflac, Inc ..................................         80,558
    216,750        Aiful Corp ..................................          8,146
  2,958,000        Aioi Insurance Co Ltd .......................          5,708
     63,994        Alabama National Bancorp ....................          2,784
    118,100        Alexandria Real Estate Equities, Inc ........          5,031
    243,672        Alfa Corp ...................................          2,927


                       SEE NOTES TO FINANCIAL STATEMENTS


22    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
    250,000      * Alleanza Assicurazioni S.p.A. ...............   $      1,894
     28,424      * Alleghany Corp ..............................          5,045
     78,734        Allegiant Bancorp, Inc ......................          1,435
    354,000        Allgreen Properties Ltd .....................            194
    141,158        Allianz AG. (Regd) ..........................         13,347
    513,060      e Allied Capital Corp .........................         11,200
  3,621,953      * Allied Irish Banks plc (Dublin) .............         48,879
    439,907        Allied Irish Banks plc (London) .............          6,038
    282,573      * Allmerica Financial Corp ....................          2,854
  3,643,439        Allstate Corp ...............................        134,771
     62,085        Alpha Bank S.A. .............................            749
    471,430        AMB Property Corp ...........................         12,898
    419,616        Ambac Financial Group, Inc ..................         23,599
    164,305        Amcore Financial, Inc .......................          3,565
    261,227      e American Capital Strategies Ltd .............          5,640
 10,483,212        American Express Co .........................        370,582
    157,499        American Financial Group, Inc ...............          3,634
    152,832        American Financial Holdings, Inc ............          4,567
     57,511        American Home Mortgage Holdings, Inc ........            633
 14,441,789        American International Group, Inc ...........        835,457
     37,560        American National Bankshares, Inc ...........            977
     53,070        American National Insurance Co ..............          4,353
     65,232      * American Physicians Capital, Inc ............          1,227
    693,653     e* AmeriCredit Corp ............................          5,369
    689,472      * Ameritrade Holding Corp .....................          3,902
    214,032        AmerUs Group Co .............................          6,051
     94,113        AMLI Residential Properties Trust ...........          2,003
  1,900,879        AMP Diversified Property Trust ..............          2,794
  2,048,956        AMP Ltd .....................................         12,899
  1,845,024        AmSouth Bancorp .............................         35,424
  5,358,306        Amvescap plc ................................         34,333
    139,939        Anchor Bancorp Wisconsin, Inc ...............          2,904
    477,588        Annaly Mortgage Management, Inc .............          8,979
    305,741        Anthracite Capital, Inc .....................          3,333
    155,400        Anworth Mortgage Asset Corp .................          1,953
  1,295,617        AON Corp ....................................         24,474
    468,182        Apartment Investment & Management Co (Class A)        17,547
    196,654        Apex Mortgage Capital, Inc ..................          1,286
    985,074        Archstone-Smith Trust .......................         23,189
    326,234        Arden Realty, Inc ...........................          7,226
    146,065      e Argonaut Group, Inc .........................          2,154
     44,336        Arrow Financial Corp ........................          1,364
    540,000      * Ashikaga Bank Ltd ...........................            623
  3,776,242      e Assicurazioni Generali S.p.A. ...............         77,671
    396,534        Associated Banc-Corp ........................         13,458
    107,338        Associated Estates Realty Corp ..............            725
    641,212        Astoria Financial Corp ......................         17,409
  4,007,755      e Australia & New Zealand Banking Group Ltd ...         39,155
    122,217        Australian Stock Exchange Ltd ...............            785
    325,603        AvalonBay Communities, Inc ..................         12,744
  6,354,468        Aviva plc ...................................         45,319
  4,340,520     e* AXA .........................................         58,258
     37,439        Baldwin & Lyons, Inc (Class B) ..............            882
     86,208        Banc Corp ...................................            669
 15,349,782      e Banca Intessa S.p.A. ........................         32,377
 10,912,893     e* Banca Intessa S.p.A. (Rnc) ..................         17,980
    450,681      e Banca Monte dei Paschi di Siena S.p.A. ......          1,062
    274,254      * Banca Popolare di Milano ....................            999
     25,099        Bancfirst Corp ..............................          1,180
  9,535,240      e Banco Bilbao Vizcaya Argentaria S.A. ........         91,257
    224,672        Banco BPI-SGPS S.A. (Regd) ..................            514
    921,893        Banco Comercial Portugues S.A. (Regd) .......          2,206
     48,699        Banco Espirito Santo S.A. (Regd) ............            639
     98,000      e Banco Popular Espanol .......................          4,008
  4,737,400      * Banco Santander Central Hispano S.A. ........         32,513
    435,751        Bancorpsouth, Inc ...........................          8,462
     71,659        Bank Mutual Corp ............................          1,657
 11,590,327        Bank Of America Corp ........................        806,339
  1,077,052        Bank Of East Asia Ltd .......................          1,844
    784,000      e Bank Of Fukuoka Ltd .........................          3,145
     89,246        Bank Of Granite Corp ........................          1,562
    348,648        Bank Of Hawaii Corp .........................         10,595
  1,901,109        Bank Of Ireland (Dublin) ....................         19,511
  2,290,230        Bank Of Ireland (London) ....................         23,529
  1,572,508      e Bank Of Montreal ............................         41,498
  3,857,458        Bank Of New York Co, Inc ....................         92,425
  1,452,782      e Bank of Nova Scotia .........................         48,426
     29,430        Bank Of The Ozarks, Inc .....................            690
    785,927      e Bank Of Yokohama Ltd ........................          3,106
  9,087,453        Bank One Corp ...............................        332,146
      1,017      * Bank United Corp (Contingent Payment Rts) ...              0
    280,254        BankAtlantic Bancorp, Inc (Class A) .........          2,648
    751,686        Banknorth Group, Inc ........................         16,988
    143,422      * Bankunited Financial Corp (Class A) .........          2,321
     69,778        Banner Corp .................................          1,316
 20,168,165        Barclays plc ................................        125,005
    416,399      * Bay View Capital Corp .......................          2,394
    259,475        Bayerische Hypo-und Vereinsbank AG. .........          4,030
  2,436,407        BB&T Corp ...................................         90,123
    508,754        Bear Stearns Cos, Inc .......................         30,220
     72,919      * Beazer Homes U.S.A., Inc ....................          4,419
     98,244        Bedford Property Investors, Inc .............          2,524
    206,027        Berkley (W.R.) Corp .........................          8,161
     41,163        Berkshire Hills Bancorp, Inc ................            969
     39,865      * BKF Capital Group, Inc ......................            704
     91,071      * Blackrock, Inc ..............................          3,588
  1,848,469      e BNP Paribas .................................         75,322
  1,913,000      * BOC Hong Kong Holdings Ltd ..................          1,962
     72,978      * BOK Financial Corp ..........................          2,364
    116,598        Boston Private Financial Holdings, Inc ......          2,316
    381,592        Boston Properties, Inc ......................         14,065
     26,004        Bostonfed Bancorp, Inc ......................            694
    115,733        Boykin Lodging Co ...........................          1,080
    176,642        Brandywine Realty Trust .....................          3,853
    261,886        BRE Properties, Inc (Class A) ...............          8,171
  1,038,353        British Land Co plc .........................          7,556
    421,836        Brookfield Properties Corp ..................          7,631
    393,348        Brookline Bancorp, Inc ......................          4,681
    246,094        Brown & Brown, Inc ..........................          7,954
     24,714        Bryn Mawr Bank Corp .........................            905
     58,858        BSB Bancorp, Inc ............................          1,234
     21,927      * BTG plc .....................................             40
     22,251        California First National Bancorp ...........            285
     52,785        Camden National Corp ........................          1,277
    209,346        Camden Property Trust .......................          6,908
    217,543        Canada Life Financial Corp ..................          5,548
    736,986      e Canadian Imperial Bank Of Commerce ..........         20,302
    799,222        Canary Wharf Group plc ......................          3,030
    142,084        Capital Automotive REIT .....................          3,367
     43,235        Capital City Bank Group, Inc ................          1,694
  1,096,890        Capital One Financial Corp ..................         32,600
    811,587        CapitaLand Ltd ..............................            519
     51,177        Capitol Bancorp Ltd .........................          1,187
    126,839        Capitol Federal Financial ...................          3,653
     65,036        Capstead Mortgage Corp ......................          1,603
    303,174        CarrAmerica Realty Corp .....................          7,595
     82,200        Cascade Bancorp .............................          1,136
    151,862        Cash America International, Inc .............          1,446
    466,026      * Catellus Development Corp ...................          9,251


                        SEE NOTES TO FINANCIAL STATEMENTS

                      2002 ANNUAL REPORT  College Retirement Equities Fund    23

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
    102,494        Cathay Bancorp, Inc .........................   $      3,894
     21,995        CB Bancshares, Inc ..........................            935
    137,681        CBL & Associates Properties, Inc ............          5,514
     57,515        CCBT Financial Cos, Inc .....................          1,477
     80,767      * CCC Information Services Group, Inc .........          1,434
     68,584        Center Trust, Inc ...........................            535
    126,313        Centerpoint Properties Corp .................          7,219
     48,624      * Central Coast Bancorp .......................            961
     20,955        Century Bancorp, Inc (Class A) ..............            556
    122,764      * Ceres Group, Inc ............................            236
     81,528        CFS Bancorp, Inc ............................          1,166
  4,199,616        CFS Gandel Retail Trust .....................          3,240
  5,718,155        Charles Schwab Corp .........................         62,042
     21,033        Charter Financial Corp ......................            654
    273,318        Charter Municipal Mortgage Acceptance Co ....          4,748
  2,786,502        Charter One Financial, Inc ..................         80,056
    144,123        Chateau Communities, Inc ....................          3,315
    191,919        Chelsea Property Group, Inc .................          6,393
    150,105        Chemical Financial Corp .....................          4,826
  1,186,242        Cheung Kong Holdings Ltd ....................          7,720
    471,540        Chiba Bank Ltd ..............................          1,502
    205,651        Chittenden Corp .............................          5,240
    444,872      * ChoicePoint, Inc ............................         17,568
    800,448        Chubb Corp ..................................         41,783
    715,135        Cincinnati Financial Corp ...................         26,853
      1,900      * Citigroup, Inc ..............................              2
 34,333,152        Citigroup, Inc ..............................      1,208,184
    239,471        Citizens Banking Corp .......................          5,934
     58,671        Citizens First Bancorp, Inc .................          1,236
    152,286      * Citizens, Inc ...............................          1,142
     54,035        City Bank ...................................          1,337
    940,802        City Developments Ltd .......................          2,256
    111,402        City Holding Co .............................          3,147
    203,940        City National Corp ..........................          8,971
     94,301      * Clark/Bardes, Inc ...........................          1,815
     14,155        Close Brothers Group plc ....................            127
    227,035      * CNA Financial Corp ..........................          5,812
    103,262        CNA Surety Corp .............................            811
     26,958        Coastal Bancorp, Inc ........................            872
     54,716        Coastal Financial Corp ......................            746
     48,079        CoBiz, Inc ..................................            714
    631,652        Colonial Bancgroup, Inc .....................          7,536
     95,638        Colonial Properties Trust ...................          3,246
     37,911        Columbia Bancorp ............................            835
     92,808      * Columbia Banking System, Inc ................          1,170
  1,053,924        Comerica, Inc ...............................         45,572
    314,311        Commerce Bancorp, Inc .......................         13,575
    318,248        Commerce Bancshares, Inc ....................         12,504
    164,254        Commerce Group, Inc .........................          6,160
     21,343        Commercial Bank Of Greece ...................            325
    305,042        Commercial Federal Corp .....................          7,123
    251,612        Commercial Net Lease Realty, Inc ............          3,857
     51,732        Commonwealth Bancorp, Inc ...................          2,399
  3,034,806        Commonwealth Bank of Australia ..............         46,140
  4,689,472        Commonwealth Property Office Fund ...........          3,090
     75,952        Community Bank System, Inc ..................          2,381
     49,919        Community Banks, Inc ........................          1,383
    265,138        Community First Bankshares, Inc .............          7,016
     75,282        Community Trust Bancorp, Inc ................          1,893
    661,359        Compass Bancshares, Inc .....................         20,681
     89,247      * CompuCredit Corp ............................            631
     76,143        Connecticut Bancshares, Inc .................          2,928
    318,139        Cornerstone Realty Income Trust, Inc ........          2,532
    188,802        Corporacion Mapfre S.A. .....................          1,532
    114,482        Corporate Office Properties Trust ...........          1,606
     43,350        Correctional Properties Trust ...............            941
    186,030      * Corrections Corp Of America .................          3,190
     59,782        Corus Bankshares, Inc .......................          2,610
    601,555        Countrywide Financial Corp ..................         31,070
    209,745        Cousins Properties, Inc .....................          5,181
     86,338        CPB, Inc ....................................          2,370
    157,383        Crawford & Co (Class A) .....................            645
     57,021        Crawford & Co (Class B) .....................            285
     91,434      * Credit Acceptance Corp ......................            583
    108,301        Credit Saison Co Ltd ........................          1,848
  5,137,052      * Credit Suisse Group .........................        111,457
     28,910      * Crescent Operating, Inc .....................              5
    444,606        Crescent Real Estate Equities Co ............          7,398
    167,662        Crown American Realty Trust .................          1,542
    189,993      * CSK Auto Corp ...............................          2,090
    272,280        Cullen/Frost Bankers, Inc ...................          8,904
     15,508        Curtiss-Wright Corp (Class B) ...............            966
    179,872        CVB Financial Corp ..........................          4,574
    781,000        Daibiru Corp ................................          2,600
      5,986      * Daido Life Insurance Co Ltd .................         12,560
        138      * Daikyo, Inc .................................              0
    922,877      e Daiwa Securities Group, Inc .................          4,098
    608,456      e Danske Bank A/S .............................         10,057
  2,854,880        DBS Group Holdings Ltd ......................         18,105
     87,690        Delphi Financial Group, Inc (Class A) .......          3,329
    477,619        Deutsche Bank AG. (Regd) ....................         22,003
     70,247        Deutsche Boerse AG. .........................          2,801
    676,430        Deutsche Office Trust .......................            453
    408,597        Developers Diversified Realty Corp ..........          8,985
  4,479,126      e Dexia .......................................         55,606
    567,400        Diamond Lease Co Ltd ........................         10,854
    149,014        Dime Community Bancshares ...................          2,854
  2,283,821      e DNB Holding ASA .............................         10,747
    315,080        Doral Financial Corp ........................          9,011
    116,529        Downey Financial Corp .......................          4,545
    118,552      e Drott AB (B Shs) ............................          1,320
  1,021,050        Duke Realty Corp ............................         25,986
  1,468,074      * E*trade Group, Inc ..........................          7,135
    158,047        East West Bancorp, Inc ......................          5,702
    248,893      * Eastern European Trust plc ..................          3,005
     97,496        Eastgroup Properties, Inc ...................          2,486
    298,950        Eaton Vance Corp ............................          8,445
     91,395        EFG Eurobank Ergasias S.A. ..................          1,074
     90,455      * Electro Rent Corp ...........................          1,096
      4,346        EMC Insurance Group, Inc ....................             78
    112,848        Entertainment Properties Trust ..............          2,654
  2,353,945        Equity Office Properties Trust ..............         58,802
     27,080      e Equity One, Inc .............................            362
  1,505,748        Equity Residential ..........................         37,011
    113,336        Erie Indemnity Co (Class A) .................          4,110
     18,268        Erste Bank Der Oesterreichischen Sparkassen AG.        1,230
     97,688        Essex Property Trust, Inc ...................          4,967
     96,921      * Euronet Worldwide, Inc ......................            728
     66,395        F & M Bancorp ...............................          2,125
     27,950        Fairfax Financial Holdings Ltd ..............          2,143
  9,603,696        Fannie Mae ..................................        617,806
     40,232        Farmers Capital Bank Corp ...................          1,338
     76,553        FBL Financial Group, Inc (Class A) ..........          1,490
    136,413        FBR Asset Investment Corp ...................          4,624
     53,711     e* Federal Agricultural Mortgage Corp (Class C)           1,646
    257,644        Federal Realty Investment Trust .............          7,245
    565,344        Federated Investors, Inc (Class B) ..........         14,343
    303,081        FelCor Lodging Trust, Inc ...................          3,467
    105,339        Fidelity Bankshares, Inc ....................          1,886


                       SEE NOTES TO FINANCIAL STATEMENTS


24    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
    512,432        Fidelity National Financial, Inc ............   $     16,823
  2,883,606        Fifth Third Bancorp .........................        168,835
     78,426      * Financial Federal Corp ......................          1,971
     50,710        Financial Industries Corp ...................            722
     54,084        Financial Institutions, Inc .................          1,588
    378,681        First American Corp .........................          8,407
     44,323        First Bancorp (North Carolina) ..............          1,042
    221,778        First Bancorp (Puerto Rico) .................          5,012
      7,290      * First Banks America, Inc ....................            296
     52,197        First Busey Corp (Class A) ..................          1,204
    205,506        First Charter Corp ..........................          3,699
     40,367        First Citizens Bancshares, Inc (Class A) ....          3,899
    389,915        First Commonwealth Financial Corp ...........          4,484
     39,257        First Community Bancorp .....................          1,293
     59,042        First Community Bancshares, Inc .............          1,816
     34,624        First Defiance Financial Corp ...............            654
     43,075        First Essex Bancorp, Inc ....................          1,439
    110,109        First Federal Capital Corp ..................          2,126
    243,189        First Financial Bancorp .....................          3,986
     80,836        First Financial Bankshares, Inc .............          3,072
     45,217        First Financial Corp (Indiana) ..............          2,199
     90,207        First Financial Holdings, Inc ...............          2,234
      2,485      * First Hungary Fund Ltd ......................          3,990
     77,406        First Indiana Corp ..........................          1,434
     96,104        First Merchants Corp ........................          2,190
    260,900        First Midwest Bancorp, Inc ..................          6,969
     50,032        First National Corp .........................          1,201
     63,709        First Niagara Financial Group, Inc ..........          1,664
     28,310        First Oak Brook Bancshares, Inc .............            890
     11,250        First Of Long Island Corp ...................            411
     85,245        First Place Financial Corp ..................          1,418
     71,038      * First Republic Bank .........................          1,420
    168,239        First Sentinel Bancorp, Inc .................          2,421
     18,300        First South Bancorp, Inc ....................            651
     39,304        First State Bancorp .........................            975
    675,226        First Tennessee National Corp ...............         24,268
    374,606        First Virginia Banks, Inc ...................         13,947
     43,718        Firstfed America Bancorp, Inc ...............          1,086
    117,337      * FirstFed Financial Corp .....................          3,397
    434,034        FirstMerit Corp .............................          9,401
     94,114        Flagstar Bancorp, Inc .......................          2,033
  8,823,453        FleetBoston Financial Corp ..................        214,410
     68,480        Flushing Financial Corp .....................          1,122
    230,821        FNB Corp ....................................          6,355
     38,639        FNB Corp (Virginia) .........................            917
    818,170        Fortis ......................................         14,424
    462,027      * Fortis (Strip Vvpr) .........................              5
     60,112     e* FPIC Insurance Group, Inc ...................            415
     17,433        Franklin Financial Corp .....................            400
    892,337        Franklin Resources, Inc .....................         30,411
  6,600,195        Freddie Mac .................................        389,742
    399,033      e Fremont General Corp ........................          1,792
    137,980     e* Friedman, Billings, Ramsey Group, Inc .......          1,291
  4,010,000        Friends Provident plc .......................          7,795
    109,868        Frontier Financial Corp .....................          2,810
  2,418,000        Fuji Fire & Marine Insurance Co Ltd .........          4,605
    541,366        Fulton Financial Corp .......................          9,561
     41,486      * Gabelli Asset Management, Inc (Class A) .....          1,246
    167,777        Gables Residential Trust ....................          4,183
    420,882        Gallagher (Arthur J.) & Co ..................         12,366
    299,753      * Gartner, Inc (Class A) ......................          2,758
    240,938      * Gartner, Inc (Class B) ......................          2,277
     53,852        GBC Bancorp .................................          1,043
    394,227        General Growth Properties, Inc ..............         20,500
  4,746,496        General Property Trust ......................          7,938
     58,251        German American Bancorp .....................            906
    121,901     e* Gjensidige Nor ASA ..........................          3,994
    100,750        Glacier Bancorp, Inc ........................          2,375
     59,317        Gladstone Capital Corp ......................            977
    105,369        Glenborough Realty Trust, Inc ...............          1,878
    194,615        Glimcher Realty Trust .......................          3,454
    205,232        Gold Banc Corp, Inc .........................          2,036
    706,278        Golden West Financial Corp ..................         50,718
  2,401,144        Goldman Sachs Group, Inc ....................        163,518
     34,880        Granite State Bankshares, Inc ...............          1,524
     40,656        Great American Financial Resources, Inc .....            699
     87,585        Great Lakes REIT, Inc .......................          1,458
    122,939        Great Portland Estates plc ..................            441
     39,087        Great Southern Bancorp, Inc .................          1,436
    242,588      e Greater Bay Bancorp .........................          4,194
    497,477        Greenpoint Financial Corp ...................         22,476
    360,000      e Gunma Bank Ltd ..............................          1,565
    325,316        Hammerson plc ...............................          2,467
     89,483        Hancock Holding Co ..........................          3,995
 12,648,000        Hang Lung Properties Ltd ....................         12,245
  1,115,694      * Hang Seng Bank Ltd ..........................         11,875
     58,399      * Hanmi Financial Corp ........................            979
    142,278        Harbor Florida Bancshares, Inc ..............          3,204
    197,371        Harleysville Group, Inc .....................          5,217
    127,248        Harleysville National Corp ..................          3,400
  1,252,333        Hartford Financial Services Group, Inc ......         56,893
     40,078      * Hawthorne Financial Corp ....................          1,144
  8,650,393        HBOS plc ....................................         91,217
    308,306        HCC Insurance Holdings, Inc .................          7,584
    307,972        Health Care Property Investors, Inc .........         11,795
    259,079        Health Care REIT, Inc .......................          7,008
    281,701        Healthcare Realty Trust, Inc ................          8,240
  3,246,118        Henderson Land Development Co Ltd ...........          9,740
    119,640        Heritage Property Investment Trust ..........          2,987
  3,052,194        Hibernia Corp (Class A) .....................         58,724
    320,362        Highwoods Properties, Inc ...................          7,080
    203,208        Hilb, Rogal & Hamilton Co ...................          8,311
    449,331     e* Hokuriku Bank Ltd ...........................            606
    175,351        Home Properties Of New York, Inc ............          6,041
    514,243     e* Homestore, Inc ..............................            437
  2,900,000        Hong Kong Exchanges & Clearing Ltd ..........          3,644
    383,587        Hooper Holmes, Inc ..........................          2,355
    238,878        Horace Mann Educators Corp ..................          3,662
    343,403        Hospitality Properties Trust ................         12,088
  1,291,953      * Host Marriott Corp ..........................         11,434
    164,500        Hotel Properties Ltd ........................             88
  2,250,554        Household International, Inc ................         62,588
    860,573        HRPT Properties Trust .......................          7,091
  3,770,329        HSBC Holdings plc (Hong Kong) ...............         41,216
 24,432,917        HSBC Holdings plc (United Kingdom) ..........        270,032
    387,930        Hudson City Bancorp, Inc ....................          7,227
    101,239        Hudson River Bancorp, Inc ...................          2,506
    256,879        Hudson United Bancorp .......................          7,989
     71,265        Humboldt Bancorp ............................            748
  1,266,479        Huntington Bancshares, Inc ..................         23,696
    499,189        Hysan Development Co Ltd ....................            371
     39,964        IberiaBank Corp .............................          1,605
    282,810        IMPAC Mortgage Holdings, Inc ................          3,252
     27,401     f* Imperial Credit Industries ..................              0
    274,581        Independence Community Bank Corp ............          6,969
     19,773      * Independence Holding Co .....................            425
     86,735        Independent Bank Corp (Massachusetts) .......          1,978
     82,175     b* Independent Bank Corp (Michigan) ............          2,487
  2,790,000      * Independent Insurance Group plc .............              0


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    25

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
  5,000,000        Industrial & Commercial Bank Of China Ltd
                     (Hong Kong) ...............................   $      3,911
    360,507      * IndyMac Bancorp, Inc ........................          6,666
  1,834,685        ING Groep NV ................................         31,075
    165,094        Innkeepers U.S.A. Trust .....................          1,265
    131,471      * Insignia Financial Group, Inc ...............            953
    193,047        Instinet Group, Inc .........................            817
  2,596,331      * Insurance Australia Group Ltd ...............          4,006
     66,661      * Insurance Auto Auctions, Inc ................          1,106
    103,754        Integra Bank Corp ...........................          1,849
     56,011        Interchange Financial Services Corp .........            902
    146,718        International Bancshares Corp ...............          5,788
    266,961      * Investment Technology Group, Inc ............          5,969
    443,507        Investors Financial Services Corp ...........         12,148
      4,600        Investors Group, Inc ........................             78
    188,790        Investors Real Estate Trust .................          1,884
    111,233        Irish Life & Permanent plc ..................          1,202
    109,042        Irish Life & Permanent plc (United Kingdom) .          1,176
    220,701        IRT Property Co .............................          2,620
     82,354        Irwin Financial Corp ........................          1,359
    256,683        iStar Financial, Inc ........................          7,200
     30,400      * Itla Capital Corp ...........................          1,010
    301,971      * ITT Educational Services, Inc ...............          7,111
 10,301,751        JP Morgan Chase & Co ........................        247,242
    237,203        JDN Realty Corp .............................          2,597
    128,462        Jefferies Group, Inc ........................          5,392
    736,726        Jefferson-Pilot Corp ........................         28,077
  1,579,917        John Hancock Financial Services, Inc ........         44,080
    112,778        John Nuveen Co (Class A) ....................          2,859
    203,468      * Jones Lang LaSalle, Inc .....................          3,129
    682,034      e Joyo Bank Ltd ...............................          1,897
     25,688        Kansas City Life Insurance Co ...............            974
    308,838      e KBC Bancassurance Holding NV ................          9,849
    271,000        Keppel Land Ltd .............................            152
  2,155,522        KeyCorp .....................................         54,190
     97,963        Keystone Property Trust .....................          1,662
    163,560        Kilroy Realty Corp ..........................          3,770
    514,890        Kimco Realty Corp ...........................         15,776
    547,604      * Knight Trading Group, Inc ...................          2,623
    128,328        Koger Equity, Inc ...........................          2,002
    124,528        Kramont Realty Trust ........................          1,824
    913,139      * La Quinta Corp ..............................          4,018
    240,359      * LaBranche & Co, Inc .........................          6,403
     76,676        Lakeland Bancorp, Inc .......................          1,370
     33,662        Lakeland Financial Corp .....................            789
    428,151        Land Securities Group plc ...................          5,411
    127,273        Landamerica Financial Group, Inc ............          4,512
      2,321        Leeds Federal Bankshares, Inc ...............             74
  7,281,279        Legal & General Group plc ...................         11,253
    495,406        Legg Mason, Inc .............................         24,047
  1,187,542        Lehman Brothers Holdings, Inc ...............         63,284
    372,914        Lend Lease Corp Ltd .........................          2,041
     47,024      * LendingTree, Inc ............................            606
    183,934        Leucadia National Corp ......................          6,863
    157,644        Lexington Corporate Properties Trust ........          2,507
    112,796        Liberty Corp ................................          4,376
    968,031        Lincoln National Corp .......................         30,570
 10,787,830        Lloyds TSB Group plc ........................         77,458
    149,543        LNR Property Corp ...........................          5,294
    127,438      * Local Financial Corp ........................          1,867
     56,191        LSB Bancshares, Inc .........................            910
     94,553        LTC Properties, Inc .........................            635
    405,551        M & T Bank Corp .............................         32,180
     44,683        Macatawa Bank Corp ..........................            887
    220,042        Macerich Co .................................          6,766
    249,582        Mack-Cali Realty Corp .......................          7,562
    194,911        Macquarie Bank Ltd ..........................          2,590
  4,801,793        Macquarie Infrastructure Group ..............          8,652
    127,903        MAF Bancorp, Inc ............................          4,340
     69,937        Main Street Banks, Inc ......................          1,343
     37,993        MainSource Financial Group, Inc .............            912
    482,800        Man Group plc ...............................          6,894
     92,885        Manufactured Home Communities, Inc ..........          2,752
  1,697,514     e* Manulife Financial Corp .....................         36,952
     54,797      * Markel Corp .................................         11,261
  2,868,274        Marsh & McLennan Cos, Inc ...................        132,543
  1,167,375        Marshall & Ilsley Corp ......................         31,963
     25,378        MASSBANK Corp ...............................            718
  2,250,492      a Max Re Capital Ltd ..........................         24,800
     74,565        MB Financial, Inc ...........................          2,594
    785,259        MBIA, Inc ...................................         34,441
  5,531,868        MBNA Corp ...................................        105,216
    138,357        MCG Capital Corp ............................          1,486
     82,023        Mediobanca S.p.A. ...........................            675
      6,991      * MEEMIC Holdings, Inc ........................            202
  2,302,122        Mellon Financial Corp .......................         60,108
    536,417        Mercantile Bankshares Corp ..................         20,700
     27,106        Merchants Bancshares, Inc ...................            611
    131,138        Mercury General Corp ........................          4,928
    265,664        Meristar Hospitality Corp ...................          1,753
     58,145      * Meritage Corp ...............................          1,957
  4,292,339        Merrill Lynch & Co, Inc .....................        162,894
  1,664,107        MetLife, Inc ................................         44,997
    235,150      e Metris Cos, Inc .............................            581
    128,080        Metrovacesa S.A. ............................          2,715
    261,723        MFA Mortgage Investments, Inc ...............          2,198
      4,123      * MFN Financial Corp Series B Wts 03/23/03 ....              0
      4,123      * MFN Financial Corp Series C Wts 03/23/04 ....              0
    544,358        MGIC Investment Corp ........................         22,482
    107,025        Mid Atlantic Realty Trust ...................          1,862
     96,246        Mid-America Apartment Communities, Inc ......          2,353
     49,378        Midland Co ..................................            938
    160,349        Mid-State Bancshares ........................          2,633
     55,747        Midwest Banc Holdings, Inc ..................          1,056
        882     e* Millea Holdings, Inc ........................          6,347
    148,719        Mills Corp ..................................          4,363
  2,435,344        Mirvac Group ................................          5,677
     96,529        Mission West Properties, Inc ................            956
  1,162,448      e Mitsubishi Estate Co Ltd ....................          8,855
      4,357        Mitsubishi Tokyo Financial Group, Inc .......         23,681
  1,214,198      e Mitsui Fudosan Co Ltd .......................          7,878
  1,510,524        Mitsui Sumitomo Insurance Co Ltd ............          6,950
    179,300      e Mitsui Trust Holdings, Inc ..................            292
      4,504        Mizuho Holdings, Inc ........................          4,213
    784,887      e MLP AG. .....................................          7,907
    228,905        MONY Group, Inc .............................          5,480
  5,666,644        Morgan Stanley ..............................        226,212
    275,955        Muenchener Rueckver AG. (Regd) ..............         32,984
     25,870        Nara Bancorp, Inc ...........................            537
     19,095        NASB Financial, Inc .........................            439
  3,840,828        National Australia Bank Ltd .................         68,668
    228,903      e National Bank Of Canada .....................          4,680
    183,670        National Bank Of Greece S.A. ................          2,602
  3,414,140        National City Corp ..........................         93,274
  1,100,755        National Commerce Financial Corp ............         26,253
    126,241        National Health Investors, Inc ..............          2,030
     36,416        National Health Realty, Inc .................            532
    124,248        National Penn Bancshares, Inc ...............          3,299
     14,419      * National Western Life Insurance Co (Class A)           1,384
    109,810        Nationwide Financial Services, Inc (Class A)           3,146


                       SEE NOTES TO FINANCIAL STATEMENTS


26    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
    324,833        Nationwide Health Properties, Inc ...........   $      4,850
     25,804      * Navigators Group, Inc .......................            592
     40,646        NBC Capital Corp ............................          1,024
    196,833        NBT Bancorp, Inc ............................          3,360
    325,915      * NetBank, Inc ................................          3,155
    290,893        Neuberger Berman, Inc .......................          9,742
    114,138      e New Century Financial Corp ..................          2,898
    528,000        New Plan Excel Realty Trust .................         10,080
  1,125,734        New World Development Co Ltd ................            563
    590,984        New York Community Bancorp, Inc .............         17,068
  1,134,694        Nikko Cordial Corp ..........................          3,825
    566,000        Nipponkoa Insurance Co Ltd ..................          2,132
    719,000        Nissay Dowa General Insurance Co Ltd ........          2,684
  3,381,681        Nomura Holdings, Inc ........................         38,014
    876,656      e Nordea AB (Finland) .........................          3,938
    825,402        Nordea AB (Sweden) ..........................          3,638
    859,374        North Fork Bancorp, Inc .....................         28,995
  1,058,417        Northern Trust Corp .........................         37,098
     73,178        Northwest Bancorp, Inc ......................          1,082
     71,021      e Novastar Financial, Inc .....................          2,204
     13,840      * NYMAGIC, Inc ................................            269
     72,224        OceanFirst Financial Corp ...................          1,621
    248,999      * Ocwen Financial Corp ........................            697
     90,830        Odyssey Re Holdings Corp ....................          1,608
    339,234      * Ohio Casualty Corp ..........................          4,393
    325,036        Old National Bancorp ........................          7,898
    626,615        Old Republic International Corp .............         17,545
     46,285        Old Second Bancorp, Inc .....................          1,713
     54,102        Omega Financial Corp ........................          1,940
     73,535        Oriental Financial Group, Inc ...............          1,807
    359,604        ORIX Corp ...................................         23,182
  1,562,074      * Oversea-Chinese Banking Corp Ltd ............          8,691
    242,655        Pacific Capital Bancorp .....................          6,176
    111,829      * Pacific Gulf Properties Liquid Trust ........            198
    100,505        Pacific Northwest Bancorp ...................          2,513
     69,266      * Pacific Union Bank ..........................            797
    221,101        Pan Pacific Retail Properties, Inc ..........          8,077
     61,126        Park National Corp ..........................          6,039
     31,289        Parkvale Financial Corp .....................            721
    395,000        Parkway Holdings Ltd ........................            172
     52,687        Parkway Properties, Inc .....................          1,848
     43,339        Partners Trust Financial Group, Inc .........            699
     39,996        Peapack Gladstone Financial Corp ............          1,370
     35,274        Pennfed Financial Services, Inc .............            958
     46,309        Pennrock Financial Services Corp ............          1,285
     88,915        Pennsylvania Real Estate Investment Trust ...          2,312
     51,996        Peoples Bancorp, Inc ........................          1,331
    136,126        People's Bank ...............................          3,422
     35,329        Peoples Holding Co ..........................          1,440
    517,000      * Peregrine Investment Holdings Ltd ...........              0
     76,960        PFF Bancorp, Inc ............................          2,405
    101,009      * Philadelphia Consolidated Holding Corp ......          3,576
    502,775     e* Phoenix Cos, Inc ............................          3,821
     53,590      * Pico Holdings, Inc ..........................            720
     98,459        Piraeus Bank S.A. ...........................            622
    175,721        PMA Capital Corp (Class A) ..................          2,518
    892,161        PMI Group, Inc ..............................         26,801
  1,421,749        PNC Financial Services Group, Inc ...........         59,571
    704,144        Popular, Inc ................................         23,800
     32,799        Port Financial Corp .........................          1,463
    224,521        Post Properties, Inc ........................          5,366
    516,404      e Power Financial Corp ........................         11,866
    207,454        Prentiss Properties Trust ...................          5,867
    139,742        Presidential Life Corp ......................          1,388
    121,201      * Price Legacy Corp ...........................            339
  1,478,542        Principal Financial Group ...................         44,548
  2,583,052        Principal Office Fund .......................          2,182
     24,061        PrivateBancorp, Inc .........................            911
    148,109      * ProAssurance Corp ...........................          3,110
  1,017,826        Progressive Corp ............................         50,515
    892,080        Prologis ....................................         22,436
    751,787        Promise Co Ltd ..............................         26,797
     78,424        Prosperity Bancshares, Inc ..................          1,490
    436,476        Protective Life Corp ........................         12,012
     20,231        Provident Bancorp, Inc ......................            628
    162,978        Provident Bankshares Corp ...................          3,767
    209,384      e Provident Financial Group, Inc ..............          5,450
     43,357        Provident Financial plc .....................            415
  1,429,861      * Providian Financial Corp ....................          9,280
  2,921,500        Prudential Financial, Inc ...................         92,728
  3,706,818        Prudential plc ..............................         26,198
     69,647        PS Business Parks, Inc ......................          2,215
    556,152        Public Storage, Inc .........................         17,969
    956,533      e QBE Insurance Group Ltd .....................          4,390
     33,758      * Quaker City Bancorp, Inc ....................          1,112
     96,019        R & G Financial Corp (Class B) ..............          2,232
    501,220        Radian Group, Inc ...........................         18,620
     89,247        RAIT Investment Trust .......................          1,928
     49,246        Ramco-Gershenson Properties .................            973
  1,392,506      e RAS S.p.A. ..................................         16,951
    201,860        Raymond James Financial, Inc ................          5,971
    221,942        Realty Income Corp ..........................          7,768
    137,813        Reckson Associates Realty Corp ..............          2,901
    154,711        Reckson Associates Realty Corp (Class B) ....          3,466
     73,372        Redwood Trust, Inc ..........................          2,032
    133,510        Regency Centers Corp ........................          4,326
  1,164,316        Regions Financial Corp ......................         38,842
     94,593        Reinsurance Group Of America, Inc ...........          2,562
    350,002        Republic Bancorp, Inc .......................          4,120
     47,333        Republic Bancorp, Inc (Class A) (Kentucky) ..            533
     32,802      * Republic Bancshares, Inc ....................            645
  3,095,818     e* Resona Holdings, Inc ........................          1,696
    100,003        Resource America, Inc (Class A) .............            901
    192,284        RFS Hotel Investors, Inc ....................          2,088
     92,034        Riggs National Corp .........................          1,426
     85,096        RLI Corp ....................................          2,374
    429,363        Roslyn Bancorp, Inc .........................          7,741
    425,407        Rouse Co ....................................         13,485
 10,503,838        Royal & Sun Alliance Insurance Group plc ....         20,419
     32,349        Royal Bancshares Of Pennsylvania (Class A) ..            692
  1,623,472      e Royal Bank Of Canada ........................         59,449
     67,800        Royal Bank Of Canada (New York) .............          2,491
  5,206,008        Royal Bank Of Scotland Group plc ............        124,712
    172,781        S & T Bancorp, Inc ..........................          4,328
     37,955        S.Y. Bancorp, Inc ...........................          1,408
  5,550,427        Safeco Corp .................................        192,433
    505,451      e Sampo Oyj (A Shs) ...........................          3,846
     96,279        Sandy Spring Bancorp, Inc ...................          3,033
  1,065,822      e Sanpaolo IMI S.p.A. .........................          6,935
     57,621        Santander Bancorp ...........................            749
     69,517        Saul Centers, Inc ...........................          1,655
    173,570      * Saxon Capital, Inc ..........................          2,171
    276,823        Schroders plc ...............................          2,277
     70,985        Seacoast Banking Corp Of Florida ............          1,337
    161,641        Seacoast Financial Services Corp ............          3,235
     56,474        Second Bancorp, Inc .........................          1,497
    397,785        SEI Investments Co ..........................         10,812
    173,043        Selective Insurance Group, Inc ..............          4,357
    268,363        Senior Housing Properties Trust .............          2,847


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    27

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
    303,882        SFCG Co Ltd .................................   $     22,022
    167,168        Shizuoka Bank Ltd ...........................          1,078
    235,019      * Silicon Valley Bancshares ...................          4,289
     46,453        Simmons First National Corp (Class A) .......          1,703
    762,234        Simon Property Group, Inc ...................         25,969
  5,362,000        Singapore Exchange Ltd ......................          3,802
    117,000        Singapore Land Ltd ..........................            213
    715,984        Sino Land Co Ltd ............................            230
     76,738        Sizeler Property Investors ..................            713
    665,865      e Skandia Forsakrings AB ......................          1,773
    360,977      e Skandinaviska Enskilda Banken (A Shs) .......          3,004
    394,582        Sky Financial Group, Inc ....................          7,856
    175,749        SL Green Realty Corp ........................          5,554
    768,544        SLM Corp ....................................         79,821
    738,058        Slough Estates plc ..........................          4,028
    506,735      e Societe Generale (A Shs) ....................         29,513
  1,039,529      e Sompo Japan Insurance, Inc ..................          6,071
    448,504      * SoundView Technology Group, Inc .............            673
    291,446        South Financial Group, Inc ..................          6,021
  1,783,659        SouthTrust Corp .............................         44,324
    187,412      * Southwest Bancorp Of Texas, Inc .............          5,399
     34,119        Southwest Bancorp, Inc ......................            887
  1,431,713        Sovereign Bancorp, Inc ......................         20,116
     83,676        Sovran Self Storage, Inc ....................          2,373
     47,661        St. Francis Capital Corp ....................          1,116
    166,052        St. Joe Co ..................................          4,982
  1,196,887        St. Paul Cos, Inc ...........................         40,754
    150,503        Stancorp Financial Group, Inc ...............          7,352
    959,000      * Standard Chartered plc ......................         10,900
     80,717        State Auto Financial Corp ...................          1,251
     45,871        State Bancorp, Inc ..........................            826
  1,642,290        State Street Corp ...........................         64,049
    370,166        Staten Island Bancorp, Inc ..................          7,455
     71,115        Sterling Bancorp ............................          1,872
    253,635        Sterling Bancshares, Inc ....................          3,099
    110,189        Sterling Financial Corp (Pennsylvania) ......          2,606
     76,718      * Sterling Financial Corp (Spokane) ...........          1,444
    114,925      * Stewart Information Services Corp ...........          2,458
  1,188,708      * Stilwell Financial, Inc .....................         15,536
  1,953,723        Stockland Trust Group .......................          5,303
    282,918      * Storebrand ASA ..............................          1,062
     20,706        Student Loan Corp ...........................          2,025
     77,665        Suffolk Bancorp .............................          2,456
    717,900        Sumisho Lease Co Ltd ........................          8,294
      5,977     e* Sumitomo Mitsui Financial Group Inc .........         18,686
  2,638,000      e Sumitomo Realty & Development Co Ltd ........         10,737
    731,809        Sumitomo Trust & Banking Co Ltd .............          2,966
     34,748        Summit Bancshares, Inc ......................            678
    148,612        Summit Properties, Inc ......................          2,645
     41,088      * Sun Bancorp, Inc (New Jersey) ...............            546
     32,473        Sun Bancorp, Inc (Pennsylvania) .............            594
     99,738        Sun Communities, Inc ........................          3,647
  1,437,429        Sun Hung Kai Properties Ltd .................          8,516
  1,334,461      e Sun Life Financial Services Of Canada, Inc ..         22,562
    809,533        Suncorp-Metway Ltd ..........................          5,083
  1,238,113        SunTrust Banks, Inc .........................         70,473
     46,511        Superior Financial Corp .....................            854
     56,000        Suruga Bank Ltd .............................            220
    262,811        Susquehanna Bancshares, Inc .................          5,477
  1,077,954     e* Svenska Handelsbanken AB (A Shs) ............         14,351
    262,583      e Svenska Handelsbanken AB (B Shs) ............          3,345
  1,423,630        Swiss Reinsurance Co (Regd) .................         93,385
     94,760      e SWS Group, Inc ..............................          1,285
  1,555,768        Synovus Financial Corp ......................         30,182
    149,955      * Syntroleum Corp .............................            259
    566,174        T Rowe Price Group, Inc .....................         15,445
    230,609        Takefuji Corp ...............................         13,311
    195,949        Taubman Centers, Inc ........................          3,180
    667,851        TCF Financial Corp ..........................         29,178
    147,549        Texas Regional Bancshares, Inc (Class A) ....          5,244
    330,321        Thornburg Mortgage, Inc .....................          6,639
     19,558        TK Development ..............................            141
    198,000        TOC Co Ltd ..................................            883
     48,043        Tompkins Trustco, Inc .......................          2,119
      4,242      * Topdanmark A/S ..............................            123
    640,501        Torchmark Corp ..............................         23,398
    238,998      * Tower Ltd ...................................            263
     99,263        Town & Country Trust ........................          2,094
    197,656      * Trammell Crow Co ............................          1,779
    110,062        Transatlantic Holdings, Inc .................          7,341
      5,899      * Transcontinental Realty Investors, Inc ......            104
  2,451,981      * Travelers Property Casualty Corp (Class A) ..         35,922
  2,423,779      * Travelers Property Casualty Corp (Class B) ..         35,508
     51,182      * Triad Guaranty, Inc .........................          1,887
     33,129        Trico Bancshares ............................            815
    441,150        Trizec Properties, Inc ......................          4,142
     56,115        Troy Financial Corp .........................          1,514
    123,376        Trust Co Of New Jersey ......................          3,434
    486,063        Trustco Bank Corp NY ........................          5,240
    228,549        Trustmark Corp ..............................          5,423
 16,249,475        U.S. Bancorp ................................        344,814
    130,283        U.S. Restaurant Properties, Inc .............          1,834
     79,896        U.S.B. Holding Co, Inc ......................          1,414
  5,433,048     e* UBS AG. (Regd) (London) .....................        264,049
    114,000      * UBS AG. (Regd) (US) .........................          5,486
    130,379        UCBH Holdings, Inc ..........................          5,535
        400      * U-Cyber Technology Holdings Ltd .............              0
      1,983     e* UFJ Holdings, Inc ...........................          2,005
    260,018      * UICI ........................................          4,043
    110,640        UMB Financial Corp ..........................          4,233
    159,465        Umpqua Holdings Corp ........................          2,910
     79,120        Unibail .....................................          5,629
  8,606,126      e UniCredito Italiano S.p.A. ..................         34,409
     49,133        Union Bankshares Corp .......................          1,339
  2,724,740        Union Planters Corp .........................         76,674
    285,257        UnionBanCal Corp ............................         11,202
    253,589        United Bankshares, Inc ......................          7,370
    108,493        United Community Banks, Inc .................          2,644
    205,103        United Community Financial Corp .............          1,774
    587,958        United Dominion Realty Trust, Inc ...........          9,619
     46,921        United Fire & Casualty Co ...................          1,570
    122,791        United National Bancorp .....................          2,830
  1,847,861      * United Overseas Bank Ltd ....................         12,571
    275,000        United Overseas Land Ltd ....................            255
    275,229      * United Rentals, Inc .........................          2,961
    240,753        Unitrin, Inc ................................          7,035
    166,390      * Universal American Financial Corp ...........            968
     73,238        Universal Health Realty Income Trust ........          1,922
    138,129        Unizan Financial Corp .......................          2,728
  6,836,210        UnumProvident Corp ..........................        119,907
    116,371        Urstadt Biddle Properties, Inc (Class A) ....          1,289
    336,616        Vallehermoso S.A. ...........................          3,497
    505,293        Valley National Bancorp .....................         13,325
      9,945        Value Line, Inc .............................            432
    233,711        Vesta Insurance Group, Inc ..................            643
     46,510        Virginia Financial Group, Inc ...............          1,386
    396,188        Vornado Realty Trust ........................         14,738
    274,021        W Holding Co, Inc ...........................          4,497
 10,506,696        Wachovia Corp ...............................        382,864


                       SEE NOTES TO FINANCIAL STATEMENTS


28    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 FINANCIAL SERVICES--(CONTINUED)
    393,958        Waddell & Reed Financial, Inc (Class A) .....   $      7,749
     23,844        Warwick Community Bancorp ...................            676
    364,721        Washington Federal, Inc .....................          9,063
  5,328,806        Washington Mutual, Inc ......................        184,004
    259,021        Washington Real Estate Investment Trust .....          6,605
     86,366        Washington Trust Bancorp, Inc ...............          1,687
    252,003        Waypoint Financial Corp .....................          4,486
     93,431      * WCM Beteiligungs & Grundbesitz AG. ..........            258
    264,064        Webster Financial Corp ......................          9,189
    258,000        Weingarten Realty Investors .................          9,510
 12,958,262        Wells Fargo & Co ............................        607,354
     35,082      * Wellsford Real Properties, Inc ..............            553
    141,900        Wesbanco, Inc ...............................          3,319
      7,445        Wesco Financial Corp ........................          2,308
    101,705        West Coast Bancorp ..........................          1,541
    174,069        Westamerica Bancorp .........................          6,994
     77,275        Westcorp ....................................          1,623
     32,204        Westfield Financial, Inc ....................            499
    522,686        Westfield Holdings Ltd ......................          3,959
    214,566      * Westfield Trust (New) .......................            411
  4,203,108        Westfield Trust (Units) .....................          8,213
  4,902,963        Westpac Banking Corp ........................         37,962
     51,845      * WFS Financial, Inc ..........................          1,084
    211,691        Whitney Holding Corp ........................          7,056
     31,731        Willow Grove Bancorp, Inc ...................            441
    343,460        Wilmington Trust Corp .......................         10,881
          2        Wing Lung Bank Ltd ..........................              0
    279,000        Wing Tai Holdings Ltd .......................             84
    101,737        Winston Hotels, Inc .........................            794
     97,761        Wintrust Financial Corp .....................          3,062
     71,262      * World Acceptance Corp .......................            542
     52,994        WSFS Financial Corp .........................          1,747
  1,019,848      * Wyndham International, Inc (Class A) ........            235
  1,793,000      * Yamaichi Securities Co Ltd ..................             30
     38,854        Yardville National Bancorp ..................            670
     53,345        Zenith National Insurance Corp ..............          1,255
    482,250        Zions Bancorp ...............................         18,976
    213,068      * Zurich Financial Services AG. ...............         19,878
                                                                   ------------
                   TOTAL FINANCIAL SERVICES                          16,233,750
                                                                   ------------
 HEALTH CARE--14.57%

     73,017     e* aaiPharma, Inc ..............................          1,024
 12,422,305        Abbott Laboratories .........................        496,892
    520,740      * Abgenix, Inc ................................          3,838
     93,550     e* Abiomed, Inc ................................            341
     76,913     e* Acacia Research--CombiMatrix ................            280
    222,892      * Accredo Health, Inc .........................          7,857
    216,206     e* Adolor Corp .................................          2,966
    151,465      * Advanced Medical Optics, Inc ................          1,813
     56,813      * Advanced Neuromodulation Systems, Inc .......          1,994
    448,094      * AdvancePCS ..................................          9,952
     24,133      * Advisory Board Co/The .......................            722
  5,121,932        Aetna, Inc ..................................        210,614
    257,763      * Affymetrix, Inc .............................          5,900
    166,077     e* Aksys Ltd ...................................            880
     95,583      * Alaris Medical, Inc .........................            583
    138,229      * Albany Molecular Research, Inc ..............          2,045
  1,643,066      * Alcon, Inc ..................................         64,819
    272,145      * Alderwoods Group Inc ........................          1,290
    122,659      * Alexion Pharmaceuticals, Inc ................          1,732
    218,509     e* Align Technology, Inc .......................            603
    405,626     e* Alkermes, Inc ...............................          2,543
    704,296        Allergan, Inc ...............................         40,582
     71,920      * Alliance Imaging, Inc .......................            381
    153,243     e* Allos Therapeutics, Inc .....................          1,152
    174,969      * Allscripts Healthcare Solutions, Inc ........            418
     22,900      * Alpha-Beta Technology, Inc ..................              0
    203,601        Alpharma, Inc (Class A) .....................          2,425
    102,476        Altana AG. ..................................          4,656
     75,914     e* American Healthways, Inc ....................          1,328
     43,926      * American Medical Security Group, Inc ........            614
    148,138      * American Medical Systems Holdings, Inc ......          2,401
     49,805     e* American Pharmaceutical Partners, Inc .......            887
     62,271      * AMERIGROUP Corp .............................          1,887
    186,861      * Ameripath, Inc ..............................          4,018
    733,197        AmerisourceBergen Corp ......................         39,820
    993,846        Amersham plc ................................          8,896
 11,303,528      * Amgen, Inc ..................................        546,413
     76,514      * AMN Healthcare Services, Inc ................          1,294
    134,790      * Amsurg Corp .................................          2,754
    420,845      * Amylin Pharmaceuticals, Inc .................          6,792
    309,301      * Andrx Corp ..................................          4,537
  2,277,327      * Anthem, Inc .................................        143,244
    146,885     e* Antigenics, Inc .............................          1,504
    126,337     e* Aphton Corp .................................            491
    525,587      * Apogent Technologies, Inc ...................         10,932
  1,180,908        Applera Corp (Applied Biosystems Group) .....         20,713
    461,247      * Applera Corp (Celera Genomics Group) ........          4,405
    110,929      * Applied Molecular Evolution .................            227
    273,028      * Apria Healthcare Group, Inc .................          6,072
    126,946      * Arena Pharmaceuticals, Inc ..................            826
    186,895      * Ariad Pharmaceuticals, Inc ..................            449
    138,355      * Arqule, Inc .................................            422
    111,448      * Array Biopharma, Inc ........................            619
     63,833        Arrow International, Inc ....................          2,596
    142,067      * Arthrocare Corp .............................          1,399
  1,304,499        AstraZeneca plc .............................         45,812
  2,462,996        AstraZeneca plc (United Kingdom) ............         88,027
    166,067      * Atherogenics, Inc ...........................          1,231
    134,945      * Atrix Laboratories, Inc .....................          2,070
    214,592      * AVANIR Pharmaceuticals (Class A) ............            215
  1,667,608        Aventis S.A. ................................         90,649
    136,144      * Avigen, Inc .................................            777
    236,600        Banyu Pharmaceutical Co Ltd .................          2,221
    265,690        Bard (C.R.), Inc ............................         15,410
    141,518      * Barr Laboratories, Inc ......................          9,211
    265,611        Bausch & Lomb, Inc ..........................          9,562
  7,377,626        Baxter International, Inc ...................        206,574
     97,100      * Baxter International, Inc (Contingent Value Rts)           1
 17,199,208      f BB Bioventures L.P. .........................         25,615
    329,715        Beckman Coulter, Inc ........................          9,733
  1,505,528        Becton Dickinson & Co .......................         46,205
     80,795      * Benthley Pharmaceuticals, Inc ...............            650
    655,269      * Beverly Enterprises, Inc ....................          1,868
    751,684      * Biogen, Inc .................................         30,112
    217,247      * BioMarin Pharmaceutical, Inc ................          1,532
  1,588,843        Biomet, Inc .................................         45,536
    120,132     e* Biopure Corp ................................            447
    113,839      * Bio-Rad Laboratories, Inc (Class A) .........          4,406
     47,200      * Bio-Reference Labs, Inc .....................            291
     23,041      * Bioreliance Corp ............................            534
     82,880     e* Biosite, Inc ................................          2,820
    393,404      * Bio-Technology General Corp .................          1,259
    102,116      * Biovail Corp ................................          2,719
     61,883      * Bone Care International, Inc ................            602
  2,040,730      * Boston Scientific Corp ......................         86,772
     55,823      * Bradley Pharmaceuticals, Inc ................            727
 11,026,277        Bristol-Myers Squibb Co .....................        255,258
     92,578     e* Britesmile, Inc .............................             31
     43,332      * Bruker AXS, Inc .............................             78


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    29

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 HEALTH CARE--(CONTINUED)
     78,961      * Bruker Daltonics, Inc .......................   $        384
    160,698      * Caliper Technologies Corp ...................            482
     44,642      * Cantel Medical Corp .........................            565
    364,900      * Cardiac Science, Inc ........................            806
  4,902,816        Cardinal Health, Inc ........................        290,198
    207,748      * Cardiodynamics International Corp ...........            638
  1,211,040      * Caremark Rx, Inc ............................         19,679
    384,560      * Celgene Corp ................................          8,257
    221,180      * Cell Genesys, Inc ...........................          2,466
    234,449     e* Cell Therapeutics, Inc ......................          1,704
    446,153      * Celltech Group plc ..........................          2,478
     24,628      * Centene Corp ................................            827
    248,807      * Cephalon, Inc ...............................         12,109
    172,783      * Cepheid, Inc ................................            881
    144,527      * Cerner Corp .................................          4,518
     91,231     e* Cerus Corp ..................................          1,961
    227,418      * Charles River Laboratories International, Inc          8,751
     71,494      * Chattem, Inc ................................          1,469
    517,746      * Chiron Corp .................................         19,467
     78,910      * Cholestech Corp .............................            549
  3,164,200     e* Chugai Pharmaceutical Co Ltd ................         30,130
    689,342        Cigna Corp ..................................         28,346
     96,528      * Cima Labs, Inc ..............................          2,335
    128,802      * Ciphergen Biosystems, Inc ...................            444
     37,122      * Closure Medical Corp ........................            389
     59,799      * Cobalt Corp .................................            825
     63,023        Cochlear Ltd ................................          1,383
    192,420      * Coherent, Inc ...............................          3,839
     19,427        Coloplast A/S (B Shs) .......................          1,413
    169,168      * Columbia Laboratories, Inc ..................            568
    250,200      * Community Health Systems, Inc ...............          5,152
     18,344      * Computer Programs & Systems, Inc ............            454
    100,702      * Conceptus, Inc ..............................          1,206
    179,053      * Conmed Corp .................................          3,508
    205,072      * Connetics Corp ..............................          2,465
    195,764        Cooper Cos, Inc .............................          4,898
    297,022      * Corixa Corp .................................          1,898
     42,102      * Corvel Corp .................................          1,505
    414,883      * Covance, Inc ................................         10,202
    209,780      * Coventry Health Care, Inc ...................          6,090
    209,947     e* Cross County, Inc ...........................          2,929
    104,803     e* CryoLife, Inc ...............................            716
    161,305        CSL Ltd .....................................          1,962
    188,928      * Cubist Pharmaceuticals, Inc .................          1,555
    285,582      * CuraGen Corp ................................          1,328
     68,506      * Curative Health Services, Inc ...............          1,182
    175,566      * CV Therapeutics, Inc ........................          3,199
    137,783      * Cyberonics, Inc .............................          2,535
    606,443      * Cytyc Corp ..................................          6,186
     86,569        D&K Healthcare Resources, Inc ...............            887
    262,850        Daiichi Pharmaceutical Co Ltd ...............          3,772
     79,813        Datascope Corp ..............................          1,979
    311,309      * DaVita, Inc .................................          7,680
    234,555      * Decode Genetics, Inc ........................            434
    108,611      * Deltagen, Inc ...............................             52
    204,368      * Dendrite International, Inc .................          1,527
    354,098        Dentsply International, Inc .................         13,186
    112,416        Diagnostic Products Corp ....................          4,342
     61,674      * Dianon Systems, Inc .........................          2,942
     83,679      * Digene Corp .................................            959
    111,819      * Discovery Partners International, Inc .......            311
    165,460      * Diversa Corp ................................          1,497
     47,904      * DJ Orthopedics, Inc .........................            180
    153,973      * Durect Corp .................................            311
     82,133      * DVI, Inc ....................................            620
     23,576     e* Dynacq International, Inc ...................            339
    283,583      * Eclipsys Corp ...............................          1,517
    312,270      * Edwards Lifesciences Corp ...................          7,954
    335,183        Eisai Co Ltd ................................          7,527
     41,024      * Elan Corp plc ...............................             88
    348,947     e* Elan Corp plc (Spon ADR) ....................            858
     41,583      * Embrex, Inc .................................            463
    134,535      * Endo Pharmaceuticals Holdings, Inc ..........          1,036
     88,229      * Endocardial Solutions, Inc ..................            298
    118,461     e* Endocare, Inc ...............................            408
    157,447      * Enzo Biochem, Inc ...........................          2,204
    288,020      * Enzon, Inc ..................................          4,816
     66,357      * Eon Labs, Inc ...............................          1,255
     83,201      * EPIX Medical, Inc ...........................            602
     55,347     e* eResearch Technology, Inc ...................            927
    185,271      * Esperion Therapeutics, Inc ..................          1,325
     77,878      * Exact Sciences Corp .........................            843
    294,865      * Exelixis, Inc ...............................          2,359
    328,548      * Express Scripts, Inc (Class A) ..............         15,783
    518,235      * First Health Group Corp .....................         12,619
    145,220      * First Horizon Pharmaceutical ................          1,086
    280,972      * Fisher Scientific International, Inc ........          8,452
    881,310      * Forest Laboratories, Inc ....................         86,562
     28,450      e Fresenius Medical Care AG. ..................          1,194
    287,951        Fujisawa Pharmaceutical Co Ltd ..............          6,588
    136,066      e Gambro AB (A Shs) ...........................            757
     74,998      e Gambro AB (B Shs) ...........................            417
     57,916        Gehe AG. ....................................          2,243
    186,041      * Gene Logic, Inc .............................          1,170
     65,576      * Genencor International, Inc .................            641
  1,120,755      * Genentech, Inc ..............................         37,164
    188,940      * Genesis Health Ventures, Inc ................          2,919
  1,400,000      * Genesoft Series C Financing .................          7,000
    500,000      * Genesoft Series D Financing .................          2,000
    268,627     e* Genta, Inc ..................................          2,066
    245,593      * Genzyme Corp (Biosurgery Division) ..........            626
  1,009,419      * Genzyme Corp (General Division) .............         29,849
    163,740     e* Geron Corp ..................................            589
    890,508      * Gilead Sciences, Inc ........................         30,277
 14,112,997        GlaxoSmithKline plc .........................        270,829
  1,632,655      * Guidant Corp ................................         50,367
    157,504      * Guilford Pharmaceuticals, Inc ...............            627
  1,405,804        H. Lundbeck A/S .............................         37,338
    133,575      * Haemonetics Corp ............................          2,867
    129,870      * Hanger Orthopedic Group, Inc ................          1,708
    112,571      * Harvard Bioscience, Inc .....................            371
  2,675,844        HCA, Inc ....................................        111,048
  1,223,808        Health Management Associates, Inc (Class A) .         21,906
    549,416      * Health Net, Inc .............................         14,505
     62,821      * Healthcare Services Group ...................            819
     97,156      * HealthExtras, Inc ...........................            393
  1,896,156      * Healthsouth Corp ............................          7,964
     53,739      * HealthTronics Surgical Services, Inc ........            431
    203,369      * Henry Schein, Inc ...........................          9,152
    267,906        Hillenbrand Industries, Inc .................         12,943
    129,573      * Hologic, Inc ................................          1,582
    609,465      * Human Genome Sciences, Inc ..................          5,369
    845,316      * Humana, Inc .................................          8,453
    450,763        ICN Pharmaceuticals, Inc ....................          4,918
    267,524      * ICOS Corp ...................................          6,263
     66,011      * ICU Medical, Inc ............................          2,462
    578,864      * IDEC Pharmaceuticals Corp ...................         19,201
    223,887      * Idexx Laboratories, Inc .....................          7,455
    111,927      * IDX Systems Corp ............................          1,906


                       SEE NOTES TO FINANCIAL STATEMENTS


30    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 HEALTH CARE--(CONTINUED)
     99,361      * Igen International, Inc .....................   $      4,258
    217,752      * Ilex Oncology, Inc ..........................          1,537
    153,256      * Illumina, Inc ...............................            516
    261,449      * I-many, Inc .................................            371
    360,259     e* ImClone Systems, Inc ........................          3,826
     69,758      * Immucor, Inc ................................          1,413
    290,988      * Immunogen, Inc ..............................            902
    269,247      * Immunomedics, Inc ...........................          1,244
    113,130      * Impath, Inc .................................          2,231
    160,012      * Impax Laboratories, Inc .....................            642
  1,452,227        IMS Health, Inc .............................         23,236
     95,085      * Inamed Corp .................................          2,929
    451,057      * Incyte Genomics, Inc ........................          2,057
    253,809      * Indevus Pharmaceuticals, Inc ................            543
    369,026      * Inhale Therapeutic Systems, Inc .............          2,982
    121,602      * Integra LifeSciences Holding ................          2,146
    179,885      * Integrated Silicon Solution, Inc ............            784
    164,575      * InterMune, Inc ..............................          4,198
     30,000     f* International Hydron (Liquidating Trust) ....              1
    114,147      * Interpore International .....................            731
    200,333      * Intuitive Surgical, Inc .....................          1,234
    171,776        Invacare Corp ...............................          5,720
     48,986      * Inverness Medical Innovations, Inc ..........            644
    281,930      * Invitrogen Corp .............................          8,833
    309,581     e* Isis Pharmaceuticals, Inc ...................          2,040
    770,703      * IVAX Corp ...................................          9,349
 18,880,819        Johnson & Johnson ...........................      1,014,089
     69,757      * Kendle International, Inc ...................            614
     48,619      * Kensey Nash Corp ............................            888
     74,876      * Kindred Healthcare, Inc .....................          1,359
  1,425,475      * King Pharmaceuticals, Inc ...................         24,504
    140,300        Kobayashi Pharmaceutical Co Ltd .............          4,800
     37,031     e* Kos Pharmaceuticals, Inc ....................            704
    107,662      * Kosan Biosciences, Inc ......................            654
    140,260      * KV Pharmaceutical Co (Class A) ..............          3,254
     83,000        Kyowa Hakko Kogyo Co Ltd ....................            344
     23,365      * Kyphon, Inc .................................            200
    259,232      * La Jolla Pharmaceutical Co ..................          1,685
     35,643      * LabOne, Inc .................................            632
    758,465      * Laboratory Corp Of America Holdings .........         17,627
     55,118        Landauer, Inc ...............................          1,915
     10,430      * Lannett Co, Inc .............................            171
    224,195      * Lexicon Genetics, Inc .......................          1,060
     66,570      * Lifecore Biomedical, Inc ....................            571
    202,021      * LifePoint Hospitals, Inc ....................          6,047
    340,718     e* Ligand Pharmaceuticals, Inc (Class B) .......          1,830
  6,186,573        Lilly (Eli) & Co ............................        392,847
    549,260      * Lincare Holdings, Inc .......................         17,368
     43,400      * Lion Bioscience AG. (ADR) ...................            247
      9,111      * Lion Bioscience AG. (Escrow) ................              0
    125,798     e* Luminex Corp ................................            517
    514,301      * Manor Care, Inc .............................          9,571
  1,321,031     a* Martek Biosciences Corp .....................         33,237
     41,432      * Matria Healthcare, Inc ......................            360
    113,432      * MAXIMUS, Inc ................................          2,961
    199,025      * Maxygen, Inc ................................          1,517
  1,406,346        McKesson Corp ...............................         38,014
    588,995      e MDS, Inc ....................................          8,202
    472,382      * Medarex, Inc ................................          1,866
     43,388      * Medcath Corp ................................            434
     55,270     e* Med-Design Corp .............................            445
     46,448      * Medical Staffing Network Holdings, Inc ......            743
    152,861      * Medicines Co ................................          2,449
    154,359      * Medicis Pharmaceutical Corp (Class A) .......          7,667
  1,720,867      * Medimmune, Inc ..............................         46,756
     70,790      * MedQuist, Inc ...............................          1,434
     34,617      * MedSource Technologies, Inc .................            225
  6,668,314        Medtronic, Inc ..............................        304,075
    141,200        Mentor Corp .................................          5,436
 12,110,907        Merck & Co, Inc .............................        685,598
     70,408        Merck Kgaa ..................................          1,855
     23,009      * Meridian Medical Technologies, Inc ..........          1,022
     77,106      * Merit Medical Systems, Inc ..................          1,536
    165,133      * MGI Pharma, Inc .............................          1,197
    238,328      * Mid Atlantic Medical Services, Inc ..........          7,722
  1,489,902      * Millennium Pharmaceuticals, Inc .............         11,830
    251,649      * Millipore Corp ..............................          8,556
    155,411      * MIM Corp ....................................            901
    102,812      * Molecular Devices Corp ......................          1,693
 16,650,006     f* MPM Bioventures II-QP, LP ...................         14,251
    102,841      * Mright Medical Group, Inc ...................          1,796
    269,935      * Mykrolis Corp ...............................          1,971
    759,596        Mylan Laboratories, Inc .....................         26,510
    158,720      * Myriad Genetics, Inc ........................          2,317
    255,048      * Nabi Biopharmaceuticals .....................          1,581
    169,377     e* Napro Biotherapeutics, Inc ..................            115
     53,268     e* Nastech Pharmaceutical Co ...................            455
     55,681      * National Healthcare Corp ....................            974
     50,880     e* Neoforma, Inc ...............................            608
     78,857     e* Neopharm, Inc ...............................            800
     74,971      * Neose Technologies, Inc .....................            665
    185,272      * Neurocrine Biosciences, Inc .................          8,460
     87,892      * Neurogen Corp ...............................            319
    157,400     b* Neuromedical Systems, Inc ...................             14
         75        Nichii Gakkan Co ............................              4
          1      * Nobel Biocare Holding AG. (Sweden) ..........              0
    241,838      * Nobel Biocare Holding AG. (Switzerland) .....         15,549
  6,213,313        Novartis AG. (Regd) .........................        226,703
    147,970      * Noven Pharmaceuticals, Inc ..................          1,366
  2,200,777      * Novo Nordisk A/S (B Shs) ....................         63,582
    294,827      * NPS Pharmaceuticals, Inc ....................          7,421
    115,547      * Ocular Sciences, Inc ........................          1,793
     79,431      * Odyssey HealthCare, Inc .....................          2,756
    108,963      * Omega Healthcare Investors, Inc .............            408
    434,960        Omnicare, Inc ...............................         10,365
     91,220      * Omnicell, Inc ...............................            242
    148,292      * On Assignment, Inc ..........................          1,263
    250,000        Ono Pharmaceutical Co Ltd ...................          7,500
    111,980      * Onyx Pharmaceuticals, Inc ...................            651
     84,154      * Option Care, Inc ............................            670
    170,900      * OraSure Technologies, Inc ...................            931
      9,035   b,e* Organogenesis, Inc ..........................              1
     12,802        Orion-Yhtymae OY (B Shrs) ...................            286
    221,369     e* Orthodontic Centers Of America, Inc .........          2,415
    212,226      * Orthologic Corp .............................            766
    251,498      * OSI Pharmaceuticals, Inc ....................          4,125
    228,649        Owens & Minor, Inc ..........................          3,754
    456,972      * Oxford Health Plans, Inc ....................         16,657
    230,406      * Pacificare Health Systems, Inc ..............          6,474
    107,115      * Pain Therapeutics, Inc ......................            256
    577,586        Pall Corp ...................................          9,634
         56      * Paracelsus Healthcare Corp ..................              0
    161,870      * Parexel International Corp ..................          1,779
    245,654      * Patterson Dental Co .........................         10,745
     54,699      * PDI, Inc ....................................            590
    156,616      * Pediatrix Medical Group, Inc ................          6,274
    676,682     e* Peregrine Pharmaceuticals, Inc ..............            528
    205,638      * Per-Se Technologies, Inc ....................          1,844
      1,307      * Per-Se Technologies, Inc Wts 07/08/03 .......              0


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    31

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 HEALTH CARE--(CONTINUED)
 44,998,833        Pfizer, Inc .................................   $  1,375,614
    234,382      * Pharmaceutical Product Development, Inc .....          6,860
    122,726      * Pharmaceutical Resources, Inc ...............          3,657
  7,401,856        Pharmacia Corp ..............................        309,398
    149,514      * Pharmacopeia, Inc ...........................          1,334
     23,900     b* PHP Healthcare Corp .........................              0
      5,794     b* Physicians Resource Group, Inc ..............              0
     75,426     e* PolyMedica Corp .............................          2,326
    118,573      * Possis Medical, Inc .........................          2,134
    146,258      * Pozen, Inc ..................................            753
    101,412      * PracticeWorks, Inc ..........................            801
    358,541      * Praecis Pharmaceuticals, Inc ................          1,165
     88,417      * Prime Medical Services, Inc .................            767
     92,414     f* Priority Healthcare Corp (Class A) ..........          2,144
     78,570      * Priority Healthcare Corp (Class B) ..........          1,823
     74,900      * ProcureNet, Inc .............................             11
     53,851      * Progenics Pharmaceuticals ...................            359
    601,335      * Protein Design Labs, Inc ....................          5,111
    320,700      * Province Healthcare Co ......................          3,120
     28,921      * Proxymed, Inc ...............................            302
    474,303      * PSS World Medical, Inc ......................          3,244
    529,238      * QLT, Inc ....................................          4,489
     48,909      * QMed, Inc ...................................            306
    181,641      * Quadramed Corp ..............................            476
    400,683      * Quest Diagnostics, Inc ......................         22,799
    169,934      * Quidel Corp .................................            590
    603,640      * Quintiles Transnational Corp ................          7,304
    138,668      * Quovadx, Inc ................................            336
    132,814      * Radiologix, Inc .............................            307
    223,602     e* Regeneron Pharmaceuticals, Inc ..............          4,139
    114,771      * RehabCare Group, Inc ........................          2,190
    258,710      * Renal Care Group, Inc .......................          8,186
    101,707      * Res-Care, Inc ...............................            369
    201,286      * Resmed, Inc .................................          6,153
    221,699      * Respironics, Inc ............................          6,747
     55,400      * Ribapharm, Inc ..............................            363
    193,640      * Rigel Pharmaceuticals, Inc ..................            211
     66,747      * Rita Medical Systems, Inc ...................            337
      2,015        Roche Holding AG. ...........................            255
  2,773,181        Roche Holding AG. (Genusscheine) ............        193,242
    118,859      * Salix Pharmaceuticals Ltd ...................            831
     99,637      * Sangamo Biosciences, Inc ....................            300
    176,959      * Sangstat Medical Corp .......................          2,000
  1,011,026        Sankyo Co Ltd ...............................         12,686
  1,616,827        Sanofi-Synthelabo S.A. ......................         98,833
    517,595      e Schering AG. ................................         22,541
 13,734,405        Schering-Plough Corp ........................        304,904
    146,350      * Schwarz Pharma AG. ..........................          5,323
    213,013      * SciGen Ltd ..................................              9
    307,355     e* Scios, Inc ..................................         10,014
    119,421      * Seattle Genetics, Inc .......................            370
    117,545      * Select Medical Corp .........................          1,586
    466,297      * Sepracor, Inc ...............................          4,509
    239,684      * Sequenom, Inc ...............................            431
    144,055      * Serologicals Corp ...........................          1,585
    395,929        Serono S.A. ADR .............................          5,369
    150,611      e Serono S.A. (B Shs) .........................         80,714
  1,965,811      * Service Corp International ..................          6,526
  1,162,199        Shionogi & Co Ltd ...........................         16,433
    394,734      * SICOR, Inc ..................................          6,257
    169,481      * Sierra Health Services, Inc .................          2,035
  3,396,346      * Skyline Venture Partners Qualified II .......          2,669
    210,000      * Skyline Venture Partners Qualified III ......            210
  3,201,844        Smith & Nephew plc ..........................         19,613
    292,827     e* SNIA S.p.A. .................................             12
    145,821      * Sola International, Inc .....................          1,896
    452,191      e Sonic Healthcare Ltd ........................          1,665
     72,169      * Sonic Innovations, Inc ......................            275
     94,823      * SonoSite, Inc ...............................          1,239
     42,908      * Specialty Laboratories, Inc .................            414
    266,069        SSL International plc .......................          1,103
    978,616      * St. Jude Medical, Inc .......................         38,871
    220,571      * Stericycle, Inc .............................          7,142
    363,258      * Steris Corp .................................          8,809
    990,279      * Stewart Enterprises, Inc (Class A) ..........          5,517
    701,408        Stryker Corp ................................         47,079
     18,941      * Sulzer Medica AG. (Regd) ....................          3,301
    117,713     e* Sunrise Assisted Living, Inc ................          2,930
    193,528     e* SuperGen, Inc ...............................            703
     90,792      * SurModics, Inc ..............................          2,604
     19,400        Suzuken Co Ltd ..............................            468
    253,439      * Sybron Dental Specialties, Inc ..............          3,764
    121,294      * Syncor International Corp ...................          3,363
     15,969        Synthes-Stratec, Inc ........................          9,794
    213,254        Taisho Pharmaceutical Co Ltd ................          3,136
  2,411,094        Takeda Chemical Industries Ltd ..............        100,775
    165,490      * Tanox, Inc ..................................          1,498
    285,765      * Techne Corp .................................          8,164
    185,305      * Telik, Inc ..................................          2,161
  3,026,472      * Tenet Healthcare Corp .......................         49,634
    643,344        Terumo Corp .................................          8,902
    304,134      * Texas Biotechnology Corp ....................            426
    194,969      * Theragenics Corp ............................            786
    147,166     e* Therasense, Inc .............................          1,229
    330,286      * Thoratec Corp ...............................          2,520
    184,645      * Transkaryotic Therapies, Inc ................          1,828
    367,747      * Triad Hospitals, Inc ........................         10,970
    261,020      * Triangle Pharmaceuticals, Inc ...............          1,550
     99,200     e* Trimeris, Inc ...............................          4,275
    154,424      * TriPath Imaging, Inc ........................            414
    235,115      * Tularik, Inc ................................          1,754
    492,699      * U.S. Oncology, Inc ..........................          4,272
     62,290      * U.S. Physical Therapy, Inc ..................            695
     20,583        UCB S.A. ....................................            648
    130,352      * Unilab Corp .................................          2,385
    109,989      * United Surgical Partners International, Inc .          1,718
    105,566     e* United Therapeutics Corp ....................          1,763
  1,413,189        UnitedHealth Group, Inc .....................        118,001
    339,078      * Universal Health Services, Inc (Class B) ....         15,292
     87,758      * Urologix, Inc ...............................            290
    352,582      * Varian Medical Systems, Inc .................         17,488
    207,661      * Varian, Inc .................................          5,958
    119,347      * VCA Antech, Inc .............................          1,790
     85,837      * Ventana Medical Systems, Inc ................          1,979
    407,766        Ventas, Inc .................................          4,669
    142,883     e* Versicor, Inc ...............................          1,542
    375,577      * Vertex Pharmaceuticals, Inc .................          5,953
    177,136      * Viasys Healthcare, Inc ......................          2,638
    131,655      * Vical, Inc ..................................            457
    337,770      * Visx, Inc ...................................          3,236
     37,301        Vital Signs, Inc ............................          1,115
    248,045      * VitalWorks, Inc .............................            955
    221,084      * Vivus, Inc ..................................            825
    640,548      * Waters Corp .................................         13,951
    543,763      * Watson Pharmaceuticals, Inc .................         15,372
    133,081      * Watson Wyatt & Co Holdings ..................          2,895
  1,473,996      * WebMD Corp ..................................         12,603
    756,758      * Wellpoint Health Networks, Inc ..............         53,851
    103,427      * Women First Healthcare, Inc .................            472


                       SEE NOTES TO FINANCIAL STATEMENTS


32    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 HEALTH CARE--(CONTINUED)
 10,347,017        Wyeth .......................................   $    386,978
    113,621        X-Rite, Inc .................................            794
    533,999        Yamanouchi Pharmaceutical Co Ltd ............         15,479
     28,502      * Young Innovations, Inc ......................            663
  1,013,055      * Zimmer Holdings, Inc ........................         42,062
     59,236      * Zoll Medical Corp ...........................          2,113
     55,228      * Zymogenetics, Inc ...........................            547
                                                                   ------------
                   TOTAL HEALTH CARE                                 11,007,659
                                                                   ------------
 OTHER--2.41%

     61,514      * 4Kids Entertainment, Inc ....................          1,358
    254,853        ABM Industries, Inc .........................          3,950
     54,602   b,e* Actrade Financial Technologies Ltd ..........              5
    275,038        Acuity Brands, Inc ..........................          3,724
    127,645      e Adecco S.A. (Regd) ..........................          5,004
    148,069     e* Administaff, Inc ............................            888
    126,434      * Advo, Inc ...................................          4,151
    500,000        Aegis Group plc .............................            630
    273,754        Alexander & Baldwin, Inc ....................          7,060
    125,000        Amadeus Global Travel Distribution S.A. (A Shs)          516
     34,662      * Ambassadors Group, Inc ......................            449
     44,411        Amer Group plc ..............................          1,627
    675,498      * Ansell Ltd ..................................          2,853
    728,080      * Apollo Group, Inc (Class A) .................         32,036
     83,596      * Apollo Group, Inc (University Of Phoenix Online)       2,996
    364,433        Assa Abloy AB (B Shs) .......................          4,162
    362,530        Auckland International Airport Ltd ..........          1,052
  2,665,769        BAA plc .....................................         21,630
    167,380        Banta Corp ..................................          5,234
  9,343,486    a,f Baring Vostok LP. ...........................          8,464
    116,379      * Bell Microproducts, Inc .....................            645
      4,515        Bellsystem 24, Inc ..........................            882
    128,632        Benesse Corp ................................          1,442
    123,039        Brady Corp (Class A) ........................          4,103
    780,629      e Brascan Corp (Class A) ......................         15,689
     73,841      * Bright Horizons Family Solutions, Inc .......          2,076
  1,225,007        Capita Group plc ............................          4,881
    241,093      * Career Education Corp .......................          9,644
     79,935      * CDI Corp ....................................          2,157
 16,603,231      * Cendant Corp ................................        174,002
    117,941        Central Parking Corp ........................          2,224
    527,580      * Century Business Services, Inc ..............          1,398
      2,942      * CGI Group, Inc ..............................             13
    788,209      * CGI Group, Inc (Class A) ....................          3,393
     48,874      * Charles River Associates, Inc ...............            692
  2,277,872        Chubb plc ...................................          3,218
    645,010        Cintas Corp .................................         29,509
    250,296      * Corinthian Colleges, Inc ....................          9,476
     87,061      * Cornell Cos, Inc ............................            784
    248,857      * Corporate Executive Board Co ................          7,944
     85,965      * CoStar Group, Inc ...........................          1,586
     23,706        Courier Corp ................................          1,087
    293,242        Crane Co ....................................          5,844
     54,797        Curtiss-Wright Corp .........................          3,497
    115,511      * Daisytek International Corp .................            916
    104,198        DCC plc .....................................          1,074
    165,866        De La Rue plc ...............................            778
    618,293        Deutsche Post AG. (Regd) ....................          6,495
    322,843      * DeVry, Inc ..................................          5,362
  1,130,034        Dover Corp ..................................         32,952
    412,151      * Dun & Bradstreet Corp .......................         14,215
    133,803      * Education Management Corp ...................          5,031
    220,000        Electrocomponents plc .......................          1,016
     83,303        Ennis Business Forms, Inc ...................            968
     75,442      * ESCO Technologies, Inc ......................          2,791
    387,143     e* Exult, Inc ..................................          1,231
     90,856      * Fidelity National Information Solutions, Inc           1,567
    120,804      * First Consulting Group, Inc .................            696
    214,570        First Industrial Realty Trust, Inc ..........          6,008
  1,598,400        First NIS Regional Fund .....................          5,674
     88,490      * Forrester Research, Inc .....................          1,378
    760,562        Fortune Brands, Inc .........................         35,374
     47,400        Fuji Soft ABC, Inc ..........................            749
     37,081      * General Binding Corp ........................            314
    144,806        Gentiva Health Services, Inc ................          1,276
    178,704      * Getty Images, Inc ...........................          5,459
     40,000        Group 4 Falck A/S ...........................            845
      1,925      * Groupe Bruxelles Lambert S.A. (Strp Vvpr) ...              0
    336,857      * GTECH Holdings Corp .........................          9,385
  1,209,001        H & R Block, Inc ............................         48,602
    132,264        Hagemeyer NV ................................            958
     67,429      * Hall Kinion & Associates, Inc ...............            377
    195,720        Harland (John H.) Co ........................          4,331
    142,929      * Haw Par Corp Ltd ............................            269
    962,028        Hays plc ....................................          1,436
    122,786      * Heidrick & Struggles International, Inc .....          1,801
      5,200        Hitachi Software Engineering Co Ltd .........            118
    333,125        HON Industries, Inc .........................          9,421
  4,246,054        Honeywell International, Inc ................        101,905
     55,462     e* Hotels.Com (Class A) ........................          3,030
  7,654,998        Hutchison Whampoa Ltd .......................         47,903
     19,389      * ICT Group, Inc ..............................            225
    180,894      * infoUSA, Inc ................................            899
     77,542     e* Invision Technologies, Inc ..................          2,044
     24,000     e* ISS A/S .....................................            865
    977,653        Itochu Corp .................................          2,117
     19,900        Itochu Techno-Science Corp ..................            422
    131,169      * Itron, Inc ..................................          2,515
    464,117        ITT Industries, Inc .........................         28,167
    110,344        Kelly Services, Inc (Class A) ...............          2,727
  4,987,900      * Keppel Corp Ltd .............................         10,640
    852,284      * Kidde plc ...................................            971
     55,306        Kobenhavns Lufthavne As .....................          3,985
    252,020      * Korn/Ferry International ....................          1,885
    274,875      * Labor Ready, Inc ............................          1,765
    414,247      e Liberty Property Trust ......................         13,231
     25,662      * Lifeline Systems, Inc .......................            576
    721,336        Loews Corp ..................................         32,071
     11,742        M.J. Maillis S.A. ...........................             50
    474,907        Manpower, Inc ...............................         15,150
    556,734     e* Marubeni Corp ...............................            511
    195,457        Matthews International Corp (Class A) .......          4,365
     54,907        McGrath RentCorp ............................          1,276
     55,800        Meitec Corp .................................          1,364
     63,422      * Memberworks, Inc ............................          1,140
    291,941      * Metromedia International Group, Inc .........             29
    699,550      e Mitsubishi Corp .............................          4,274
  1,232,286        Mitsui & Co Ltd .............................          5,753
    736,003        Moody's Corp ................................         30,390
    634,518      * MPS Group, Inc ..............................          3,515
    188,672      * MSC.Software Corp ...........................          1,457
    264,720      * Navigant Consulting, Inc ....................          1,562
    125,140      * NCO Group, Inc ..............................          1,996
         73        NET One Systems Co Ltd ......................            311
     79,740        New England Business Services, Inc ..........          1,946
         30        Nippon Kanzai Co Ltd ........................              0
     14,900        Nippon System Development Co Ltd ............            175
    254,800     b* Nu-Kote Holding, Inc (Class A) ..............              0
        200        Obic Co Ltd .................................             35
    183,548      * OCE NV ......................................          2,022


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    33

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 OTHER--(CONTINUED)
    125,302      * Offshore Logistics, Inc .....................   $      2,747
     40,778        OM AB .......................................            195
    844,656        Onex Corp ...................................          8,555
     22,858      * Ostasiatiske Kompagni .......................            530
    262,508        Pentair, Inc ................................          9,070
    304,793        Pittston Brink's Group ......................          5,633
    619,121        Power Corp Of Canada ........................         14,108
     94,542     e* Pre-Paid Legal Services, Inc ................          2,477
    103,580      * ProQuest Co .................................          2,030
     22,142      * Protection One, Inc .........................             44
    182,906     e* Quebecor, Inc (Class B) .....................          1,631
    189,416      * R.H. Donnelley Corp .........................          5,552
    609,673        R.R. Donnelley & Sons Co ....................         13,273
     36,147      * Remedytemp, Inc (Class A) ...................            506
  4,115,202        Rentokil Initial plc ........................         14,575
    170,080      * Rent-Way, Inc ...............................            595
    103,187      * Right Management Consultants, Inc ...........          1,367
     78,235     e* RMH Teleservices, Inc .......................            821
    830,411      * Robert Half International, Inc ..............         13,378
     97,980        Rollins, Inc ................................          2,494
     99,008      * School Specialty, Inc .......................          1,978
    336,255     e* Secom Co Ltd ................................         11,532
    311,970        Securicor plc ...............................            426
    379,074      e Securitas AB (B Shs) ........................          4,525
    170,000        Serco Group plc .............................            419
  1,717,421        Servicemaster Co ............................         19,063
      5,522      * SGS Societe Generale Surveillance Holdings S.A.        1,661
  3,220,040     e* Softbank Corp ...............................         36,767
 25,996,000      * South China Industries Ltd ..................            567
    391,289      * Spherion Corp ...............................          2,622
    422,801      * SPX Corp ....................................         15,834
    113,318        Standard Register Co ........................          2,040
     73,592        Standex International Corp ..................          1,754
     62,085      * Startek, Inc ................................          1,714
     51,060        Strayer Education, Inc ......................          2,936
    557,491        Sumitomo Corp ...............................          2,396
    760,309        Supervalu, Inc ..............................         12,553
    740,611        Swire Pacific Ltd (A Shs) ...................          2,830
    169,161      * Symyx Technologies, Inc .....................          2,130
  3,648,011        Sysco Corp ..................................        108,674
     82,410        Talx Corp ...................................          1,065
     45,624      * Tejon Ranch Co ..............................          1,355
    180,914        Teleflex, Inc ...............................          7,759
    259,200      * TeleTech Holdings, Inc ......................          1,882
    495,021     e* Terra Networks S.A. .........................          2,083
    629,667        Textron, Inc ................................         27,069
     72,657        TIS, Inc ....................................          1,073
    423,059      * TMP Worldwide, Inc ..........................          4,785
    663,014        TPG NV ......................................         10,750
     33,800      e Trans Cosmos, Inc ...........................            345
  8,326,339        Tyco International Ltd ......................        142,214
    442,642      * U.S. Industries, Inc ........................          1,164
     51,876        Unifirst Corp ...............................          1,048
    204,955      * United Stationers, Inc ......................          5,903
  4,891,911        United Technologies Corp ....................        303,005
     54,053        Vedior NV ...................................            309
    594,989        Viad Corp ...................................         13,298
     55,246      * Wackenhut Corrections Corp ..................            614
    184,118        Walter Industries, Inc ......................          1,994
    811,028        Wesfarmers Ltd ..............................         12,148
  5,169,394        Wharf Holdings Ltd ..........................          9,744
                                                                   ------------
                   TOTAL OTHER                                        1,819,715
                                                                   ------------
 PRODUCER DURABLES--4.85%

  2,043,808        3M Co .......................................        252,002
    339,466      * ABB Ltd .....................................            965
    212,227      * Active Power, Inc ...........................            378
     62,582      * Actuant Corp ................................          2,907
    737,665      e Advantest Corp ..............................         33,070
    370,335      * AGCO Corp ...................................          8,184
     26,630      * Aixtron AG. .................................            127
     39,857        Alamo Group, Inc ............................            488
    773,480      * Allied Waste Industries, Inc ................          7,735
    177,729        Amada Co Ltd ................................            485
     52,495        Amano Corp ..................................            321
    101,205        American States Water Co ....................          2,343
    282,877        American Water Works Co, Inc ................         12,865
    227,373        Ametek, Inc .................................          8,752
    124,996        Applied Industrial Technologies, Inc ........          2,362
    105,331      * Astec Industries, Inc .......................          1,046
    196,232      e Atlas Copco AB (A Shs) ......................          3,829
     41,748      e Atlas Copco AB (B Shs) ......................            740
     48,230      * August Technology Corp ......................            244
    185,667        Baldor Electric Co ..........................          3,667
     18,220        Balfour Beatty plc ..........................             42
      4,579        Barco NV ....................................            240
        386      * Beacon Power Corp ...........................              0
          2      * Blount International, Inc ...................              0
     46,524        Bombardier, Inc (Class A) ...................            163
  2,900,799      e Bombardier, Inc (Class B) ...................          9,768
    145,326        Briggs & Stratton Corp ......................          6,172
    224,921      * Brooks-PRI Automation, Inc ..................          2,578
      2,000      * C.P. Pokphand Co Ltd ........................              0
     94,377        California Water Service Group ..............          2,232
    503,589      * Capstone Turbine Corp .......................            453
    117,066      * Casella Waste Systems, Inc (Class A) ........          1,041
  1,897,234        Caterpillar, Inc ............................         86,742
    202,000      * Chartered Semiconductor Manufacturing Ltd ...             83
     60,029        CIRCOR International, Inc ...................            954
    147,859      * Coinstar, Inc ...............................          3,349
     80,607      * Columbus Mckinnon Corp ......................            308
     72,473      * Consolidated Graphics, Inc ..................          1,613
    211,783        Cummins, Inc ................................          5,957
    103,585      * Cuno, Inc ...................................          3,431
     27,000        Daifuku Co Ltd ..............................             81
    126,163        Daikin Industries Ltd .......................          1,999
        193        Daiseki Co Ltd ..............................              3
    661,305        Danaher Corp ................................         43,448
  2,837,209        Deere & Co ..................................        130,086
    322,586      * Dycom Industries, Inc .......................          4,274
    351,742        Eaton Corp ..................................         27,475
    152,000        Ebara Corp ..................................            470
  2,097,449        Emerson Electric Co .........................        106,655
    365,330      * Fanuc Ltd ...................................         16,162
    306,624        Federal Signal Corp .........................          5,955
      4,684        Fischer (Georg) Ltd (Regd) ..................            474
    398,036        FKI plc .....................................            564
     84,369      * Flow International Corp .....................            215
    290,296      * Flowserve Corp ..............................          4,293
     10,190      * FLS Industries A/S (B Shs) ..................             81
    289,501      * FMC Technologies, Inc .......................          5,915
     48,168        Franklin Electric Co, Inc ...................          2,313
    227,153     e* FuelCell Energy, Inc ........................          1,488
    659,000        Fuji Electric Co Ltd ........................          1,150
     32,800        Fuji Machine Manufacturing Co Ltd ...........            310
  2,211,968        Fujitsu Ltd .................................          6,319
    183,000        Futaba Corp .................................          3,639
    103,198      * Gardner Denver, Inc .........................          2,095
    225,971        GATX Corp ...................................          5,157


                       SEE NOTES TO FINANCIAL STATEMENTS


34    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 PRODUCER DURABLES--(CONTINUED)
 71,059,803        General Electric Co .........................   $  1,730,306
     81,836      * Genlyte Group, Inc ..........................          2,550
    113,172     e* Global Power Equipment Group, Inc ...........            558
     46,987        Gorman-Rupp Co ..............................          1,104
    152,105      * Graphic Packaging International Corp ........            858
    211,337        Harsco Corp .................................          6,740
    169,398      * Headwaters, Inc .............................          2,627
  4,459,994        Hitachi Ltd .................................         17,100
    798,000      * Hitachi Zosen Corp ..........................            168
    133,380        Hoya Corp ...................................          9,340
    257,756        Hubbell, Inc (Class B) ......................          9,058
    183,834        IDEX Corp ...................................          6,011
  1,131,919        Illinois Tool Works, Inc ....................         73,416
    123,603      * Imagistics International, Inc ...............          2,472
    604,791        IMI plc .....................................          2,556
  2,798,197        Invensys plc ................................          2,376
    116,694      * Ionics, Inc .................................          2,661
    751,367        Ishikawajima-Harima Heavy Industries Co Ltd .            684
    284,671        JLG Industries, Inc .........................          2,144
    299,207      * Joy Global, Inc .............................          3,369
     90,278      * Kadant, Inc .................................          1,354
  1,886,185      * Kawasaki Heavy Industries Ltd ...............          1,494
    185,190        Kaydon Corp .................................          3,928
        748      * KCI Konecranes International ................             18
    229,888        Kennametal, Inc .............................          7,927
  1,298,311      e Komatsu Ltd .................................          4,234
    130,000        Komori Corp .................................          1,322
    312,775        Kone Oyj (B Shs) ............................          9,391
  3,575,720        Koninklijke Philips Electronics NV ..........         62,664
    563,218        Kubota Corp .................................          1,528
    348,362        Kurita Water Industries Ltd .................          3,508
    170,686        Lafarge North America, Inc ..................          5,607
     33,064        Lawson Products, Inc ........................          1,024
    216,393        Lincoln Electric Holdings, Inc ..............          5,009
     70,583        Lindsay Manufacturing Co ....................          1,510
    130,229      * Littelfuse, Inc .............................          2,196
     41,973     e* Logitech International S.A. (Regd) ..........          1,252
    372,000        Mabuchi Motor Co Ltd ........................         34,231
    300,027      * Magna Entertainment Corp (Class A) ..........          1,860
         14        Magna International, Inc (Class A) (Canada) .              1
    249,322      e Magna International, Inc (Class A) (US) .....         13,899
    133,223      * Magnetek, Inc ...............................            592
    178,000      e Makita Corp .................................          1,290
    165,605        Manitowoc Co, Inc ...........................          4,223
    282,318        Martin Marietta Materials, Inc ..............          8,656
    217,060        Metso Oyj ...................................          2,346
    112,090        Milacron, Inc ...............................            667
     56,984        Mine Safety Appliances Co ...................          1,838
  2,556,024      * Mitsubishi Electric Corp ....................          5,902
  4,369,160        Mitsubishi Heavy Industries Ltd .............         10,677
     68,000      * Mitsui Engineering & Shipbuilding Co Ltd ....             49
      7,531        Mori Seiki Co Ltd ...........................             38
    568,356      e Murata Manufacturing Co Ltd .................         22,797
     36,737        Nacco Industries, Inc (Class A) .............          1,608
    153,627      * National Instruments Corp ...................          4,991
    263,007      * Navistar International Corp .................          6,394
  1,188,946        NEC Corp ....................................          4,448
    478,090      * Newpark Resources, Inc ......................          2,080
     53,543     e* Nikon Corp ..................................            402
    222,100        Nitto Denko Corp ............................          6,326
     17,346        NKT Holding A/S .............................            181
     73,630        NN, Inc .....................................            736
  1,828,519      * Nordex AG. ..................................          4,931
    149,519        Nordson Corp ................................          3,713
    384,000      * Noritake Co Ltd .............................          1,094
    374,512      e NSK Ltd .....................................            966
    385,000      e NTN Corp ....................................          1,330
    174,000      * Oki Electric Industry Co Ltd ................            282
    575,011        Paccar, Inc .................................         26,525
    576,444        Parker Hannifin Corp ........................         26,591
    306,814        Philadelphia Suburban Corp ..................          6,320
    112,770      * Photon Dynamics, Inc ........................          2,571
  1,319,300        Pitney Bowes, Inc ...........................         43,088
     90,784     e* Plug Power, Inc .............................            408
    360,641      * Power-One, Inc ..............................          2,045
    219,940      * Quanta Services, Inc ........................            770
    184,393      * Rayovac Corp ................................          2,458
    153,095        Regal-Beloit Corp ...........................          3,169
    868,050      * Republic Services, Inc ......................         18,212
     40,424        Richardson Electronics Ltd ..................            350
     58,007        Robbins & Myers, Inc ........................          1,067
    857,198        Rockwell Automation, Inc ....................         17,753
    346,657        Rohm Co Ltd .................................         44,314
    193,231        Roper Industries, Inc .......................          7,072
     59,350        Samsung Electronics Co Ltd ..................         15,712
     68,506        Sanden Corp .................................            224
    380,302     e* Sandvik AB ..................................          8,489
    111,000        Sansei Yusoki Co Ltd ........................            294
    100,000        Sanso Electric Co Ltd .......................            520
     77,600      e Sato Corp ...................................          1,357
     66,378        Sauer-Danfoss, Inc ..........................            524
      5,735        Schindler Holding AG. (Pt Cert) .............          1,118
      6,060        Schindler Holding AG. (Regd) ................          1,140
    268,568      * Schneider Electric S.A. .....................         12,708
    485,001        SembCorp Industries Ltd .....................            220
  2,277,170      e Siemens AG. .................................         96,781
  1,628,300        Singapore Technologies Engineering Ltd ......          1,549
     13,444        SJW Corp ....................................          1,049
     19,385        SKF AB (A Shs) ..............................            502
    114,318      e SKF AB (B Shs) ..............................          2,965
    386,822        SMC Corp ....................................         36,312
     72,739      * SPS Technologies, Inc .......................          1,728
    184,000      * ST Assembly Test Services Ltd ...............            122
     90,000      * Stanley Electric Co Ltd .....................          1,005
     10,283        Starrett (L.S.) Co (Class A) ................            171
    184,780        Stewart & Stevenson Services, Inc ...........          2,613
     21,707      * Strattec Security Corp ......................          1,041
         23      * Sulzer AG. (Regd) ...........................              3
    174,000      * Sumitomo Heavy Industries Ltd ...............             97
    142,060        Taiyo Yuden Co Ltd ..........................          1,506
    141,000        Takuma Co Ltd ...............................            760
    511,555      * Tandberg ASA ................................          2,954
     72,531        Tecumseh Products Co (Class A) ..............          3,201
     31,300        Tecumseh Products Co (Class B) ..............          1,316
     61,130        Tennant Co ..................................          1,993
    270,939      * Terex Corp ..................................          3,018
    336,063      * Tetra Tech, Inc .............................          4,100
     86,474      * Tetra Technologies, Inc .....................          1,848
    129,500     e* THK Co Ltd ..................................          1,426
    292,293      * Thomas & Betts Corp .........................          4,940
    204,703     e* Thomson Corp ................................          3,493
    259,174        Timken Co ...................................          4,950
    929,869        Tokyo Electron Ltd ..........................         42,078
     50,000        Tomoe Engineering Co Ltd ....................            219
    743,576      e Tomra Systems ASA ...........................          4,841
     83,467        Toro Co .....................................          5,334
  6,692,077      * Toshiba Corp ................................         20,978
         22      * Towa Corp ...................................              0
    896,673      e Toyota Industries Corp ......................         13,487


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    35

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 PRODUCER DURABLES--(CONTINUED)
     58,456     e* TRC Cos, Inc ................................   $        768
     76,383      * Trikon Technologies, Inc ....................            382
    237,215      e Trinity Industries, Inc .....................          4,498
    286,407      * UNOVA, Inc ..................................          1,718
        880      * VA Technologie AG. ..........................             14
    138,274        Valhi, Inc ..................................          1,148
     87,388        Valmont Industries, Inc .....................          1,695
     91,364      e Vestas Wind Systems A/S .....................            910
    530,014        Vulcan Materials Co .........................         19,876
    395,627        W.W. Grainger, Inc ..........................         20,395
    221,112        Wabtec Corp .................................          3,104
      6,094     e* Wartsila Oyj (B Shs) ........................             77
    185,351      * Waste Connections, Inc ......................          7,156
  3,234,713        Waste Management, Inc .......................         74,140
    104,709        Watts Industries, Inc (Class A) .............          1,648
  3,822,661     e* Xerox Corp ..................................         30,772
    440,493        Yokogawa Electric Corp ......................          2,736
                                                                   ------------
                   TOTAL PRODUCER DURABLES                            3,661,305
                                                                   ------------
 TECHNOLOGY--12.96%

  1,803,445      * 3Com Corp ...................................          8,350
     53,066      * 3D Systems Corp .............................            414
    147,495      * Actel Corp ..................................          2,392
    204,185     e* Acterna Corp ................................             33
    294,745      * Activision, Inc .............................          4,300
    293,105      * Actuate Corp ................................            519
    413,449      * Acxiom Corp .................................          6,359
    545,027      * Adaptec, Inc ................................          3,079
  4,084,189      * ADC Telecommunications, Inc .................          8,536
     64,055      * ADE Corp ....................................            382
  1,327,137        Adobe Systems, Inc ..........................         33,059
    139,687      * Adtran, Inc .................................          4,596
    414,539      * Advanced Digital Information Corp ...........          2,782
    121,994      * Advanced Energy Industries, Inc .............          1,552
    448,319      * Advanced Fibre Communications, Inc ..........          7,478
  1,670,567      * Advanced Micro Devices, Inc .................         10,792
     36,541      * Advanced Power Technology, Inc ..............            119
    166,633      * Advent Software, Inc ........................          2,271
    414,161      * Aeroflex, Inc ...............................          2,858
    234,225      * Aether Systems, Inc .........................            881
    585,434      * Affiliated Computer Services, Inc (Class A) .         30,823
  4,445,386      * Agere Systems, Inc (Class A) ................          6,401
  6,508,584      * Agere Systems, Inc (Class B) ................          9,112
    251,943      * Agile Software Corp .........................          1,950
  2,338,925      * Agilent Technologies, Inc ...................         42,007
    652,570     e* Akamai Technologies, Inc ....................          1,129
     21,509        Alcatel O (Optronics) .......................             71
    542,977      e Alcatel S.A. ................................          2,382
    136,132      e Alcatel S.A. (Spon ADR) .....................            604
    289,595      * Alliance Data Systems Corp ..................          5,132
    161,786      * Alliance Semiconductor Corp .................            636
    207,761      * Alloy, Inc ..................................          2,275
    264,000      e Alps Electric Co Ltd ........................          2,914
  2,080,221      * Altera Corp .................................         25,670
     32,517      * Altiris, Inc ................................            518
    305,642     e* Altran Technologies S.A. ....................          1,466
    264,836      * American Management Systems, Inc ............          3,175
    894,497      * American Power Conversion Corp ..............         13,552
    140,631      * American Superconductor Corp ................            423
    561,699      * Amkor Technology, Inc .......................          2,674
    104,402      * Amphenol Corp (Class A) .....................          3,967
    202,903      * Anadigics, Inc ..............................            523
  2,430,556      * Analog Devices, Inc .........................         58,017
     44,458        Analogic Corp ...............................          2,236
    144,794      * Anaren Microwave, Inc .......................          1,274
    472,017      * Andrew Corp .................................          4,852
    207,863      * Anixter International, Inc ..................          4,833
    166,000      e Anritsu Corp ................................            635
    296,063      * Answerthink, Inc ............................            740
     99,724      * Ansys, Inc ..................................          2,014
     99,994      * Anteon International Corp ...................          2,400
    156,760      * APAC Customer Services, Inc .................            367
  1,803,232      * Apple Computer, Inc .........................         25,840
 15,018,438      * Applied Materials, Inc ......................        195,690
  1,492,159      * Applied Micro Circuits Corp .................          5,506
    198,710      * Arbitron, Inc ...............................          6,657
  1,756,804     e* Ariba, Inc ..................................          4,357
    520,397      * ARM Holdings plc ............................            402
    414,500      * Arris Group, Inc ............................          1,480
    535,947      * Arrow Electronics, Inc ......................          6,855
    205,614      * Artesyn Technologies, Inc ...................            790
     89,772      * Artisan Components, Inc .....................          1,385
    346,088        Asahi Glass Co Ltd ..........................          2,120
  1,685,080      * Ascential Software Corp .....................          4,044
    191,596     e* Asiainfo Holdings, Inc ......................          1,215
    178,000        ASM Pacific Technology Ltd ..................            342
  2,479,115     e* ASML Holding NV .............................         20,709
    579,710      * ASML Holding NV (New York Shs) ..............          4,846
    356,657      * Aspect Communications Corp ..................          1,013
    252,469     e* Aspen Technology, Inc .......................            714
    124,189     e* AstroPower, Inc .............................            992
    251,528      * Asyst Technologies, Inc .....................          1,849
    141,085     e* At Road, Inc ................................            583
  3,086,324      * Atmel Corp ..................................          6,883
    186,432      * ATMI, Inc ...................................          3,453
     15,538     e* Atos Origin .................................            378
    113,628      * Audiovox Corp (Class A) .....................          1,175
    562,072        Autodesk, Inc ...............................          8,038
  3,849,925        Automatic Data Processing, Inc ..............        151,110
    373,196      * Avanex Corp .................................            391
  1,809,567     e* Avaya, Inc ..................................          4,433
    228,558      * Avenue A, Inc ...............................            663
    168,174      * Avid Technology, Inc ........................          3,860
    662,402      * Avnet, Inc ..................................          7,174
    293,125      * Avocent Corp ................................          6,513
    260,870        AVX Corp ....................................          2,557
    649,639      * Axcelis Technologies, Inc ...................          3,644
    128,941      * AXT, Inc ....................................            232
    100,416      * Barra, Inc ..................................          3,046
  2,450,245      * BEA Systems, Inc ............................         28,104
  1,154,546      * BearingPoint, Inc ...........................          7,966
     74,382        BEI Technologies, Inc .......................            832
     62,833        Bel Fuse, Inc (Class B) .....................          1,266
    154,518        Belden, Inc .................................          2,352
    152,925      * Benchmark Electronics, Inc ..................          4,383
    565,736      * Bisys Group, Inc ............................          8,995
    137,568        Black Box Corp ..............................          6,163
  1,216,508      * BMC Software, Inc ...........................         20,814
    398,047      * Borland Software Corp .......................          4,896
     86,658      * Boston Communications Group .................          1,101
  1,230,963      * Broadcom Corp (Class A) .....................         18,538
  3,583,449      * Brocade Communications Systems, Inc .........         14,835
     81,339     e* Business Objects ............................          1,198
    174,849        C&D Technologies, Inc .......................          3,090
    297,268      * Cable Design Technologies Corp ..............          1,754
    179,234      * CACI International, Inc (Class A) ...........          6,388
  1,376,815      * Cadence Design Systems, Inc .................         16,233
     70,421      * Caminus Corp ................................            165
  3,487,676      e Canon, Inc ..................................        131,372
    127,311        Cap Gemini S.A. .............................          2,910


                       SEE NOTES TO FINANCIAL STATEMENTS


36    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 TECHNOLOGY--(CONTINUED)
    124,605      * Carreker Corp ...............................   $        564
     35,298      * Catapult Communications Corp ................            422
    218,558      * C-COR.net Corp ..............................            726
    337,632      * Celestica, Inc ..............................          4,712
     10,891      * Celestica, Inc (US) .........................            154
    182,617      * Centillium Communications, Inc ..............            413
    746,780      * Ceridian Corp ...............................         10,769
    330,171      * Certegy, Inc ................................          8,106
    317,111      * Checkfree Corp ..............................          5,074
    212,853      * Checkpoint Systems, Inc .....................          2,201
    307,960      * ChipPAC, Inc ................................          1,093
    229,649      * Chordiant Software, Inc .....................            331
    360,827      * Ciber, Inc ..................................          1,858
  2,169,154      * CIENA Corp ..................................         11,149
    470,833      * Cirrus Logic, Inc ...........................          1,356
 52,135,854      * Cisco Systems, Inc ..........................        682,980
    561,721      e Citizen Watch Co Ltd ........................          2,504
    919,636      * Citrix Systems, Inc .........................         11,330
     49,875      * ClearOne Communications, Inc ................            222
    832,473      * CNET Networks, Inc ..........................          2,256
    223,599      * Cognex Corp .................................          4,121
     54,242     e* Cognizant Technology Solutions Corp .........          3,918
    260,675      * Cognos, Inc .................................          6,105
    141,169        Cohu, Inc ...................................          2,075
    343,816      * CommScope, Inc ..............................          2,716
    151,647      * Compucom Systems, Inc .......................            851
  2,320,600        Computer Associates International, Inc ......         31,328
    208,335      * Computer Horizons Corp ......................            681
    184,395      * Computer Network Technology Corp ............          1,309
    864,656      * Computer Sciences Corp ......................         29,787
    418,101        Computershare Ltd ...........................            436
  1,700,298      * Compuware Corp ..............................          8,161
     23,626        Compx International, Inc ....................            198
    956,437      * Comverse Technology, Inc ....................          9,583
    157,571      * Concord Camera Corp .........................            856
    107,433      * Concord Communications, Inc .................            966
  2,789,366      * Concord EFS, Inc ............................         43,905
    416,963      * Concurrent Computer Corp ....................          1,201
  1,304,614     e* Conexant Systems, Inc .......................          2,100
    917,778      * Convergys Corp ..............................         13,904
     57,536      * CoorsTek, Inc ...............................          1,470
  5,556,835     e* Corning, Inc ................................         18,393
    131,738      * Covansys Corp ...............................            495
    296,127     e* Cray, Inc ...................................          2,271
     66,200        Creative Technology Ltd .....................            469
    398,036      * Credence Systems Corp .......................          3,714
    487,845     e* Cree, Inc ...................................          7,976
    272,343      * CSG Systems International, Inc ..............          3,717
    100,469      e CSK Corp ....................................          2,108
    204,569        CTS Corp ....................................          1,585
    107,709        Cubic Corp ..................................          1,985
    160,579      * Cymer, Inc ..................................          5,179
    573,619      * Cypress Semiconductor Corp ..................          3,281
  1,544,845        Dai Nippon Printing Co Ltd ..................         17,093
        879     e* Dainippon Screen Manufacturing Co Ltd .......              3
     94,645      * Daktronics, Inc. ............................          1,266
     20,000      e Dassault Systemes S.A. ......................            431
    125,000      * Datacraft Asia Ltd ..........................             82
    108,740      * Datastream Systems, Inc .....................            696
    310,848      * DDI Corp ....................................             68
    214,222      * dELiA*s Corp (Class A) ......................             96
 14,351,246      * Dell Computer Corp ..........................        383,752
    334,984        Deluxe Corp .................................         14,103
    144,952      * DiamondCluster International, Inc (Class A) .            455
    363,278        Diebold, Inc ................................         14,974
     62,650      * Digimarc Corp ...............................            710
    188,475      * Digital Insight Corp ........................          1,638
    180,712      * Digital River, Inc ..........................          2,160
     65,783      * Digitas, Inc ................................            228
     53,838      * DocuCorp International, Inc .................            356
    263,615      * Documentum, Inc .............................          4,128
    791,473      * DoubleClick, Inc ............................          4,480
     56,066      * Drexler Technology Corp .....................            706
    181,672      * DSP Group, Inc ..............................          2,874
    638,871      * DST Systems, Inc ............................         22,712
     79,376      * Dupont Photomasks, Inc ......................          1,845
    428,383      * E.piphany, Inc ..............................          1,786
    840,912      * Earthlink, Inc ..............................          4,583
    164,818     e* Echelon Corp ................................          1,848
    105,615      * EDB Business Partner ASA ....................            282
    102,895        EDO Corp ....................................          2,138
    312,396      * eFunds Corp .................................          2,846
    186,945      * Electro Scientific Industries, Inc ..........          3,739
    140,181     e* Electroglas, Inc ............................            216
    616,166      * Electronic Arts, Inc ........................         30,667
  2,674,405        Electronic Data Systems Corp ................         49,289
    360,775      * Electronics For Imaging, Inc ................          5,867
     63,561      * Embarcadero Technologies, Inc ...............            379
 12,851,588      * EMC Corp ....................................         78,909
    154,347      * Emcore Corp .................................            338
     69,690      * EMS Technologies, Inc .......................          1,088
    407,979      * Emulex Corp .................................          7,568
    308,690      * Entegris, Inc ...............................          3,180
  1,079,882      * Enterasys Networks, Inc .....................          1,685
    316,334      * Entrust, Inc ................................          1,063
     63,459      * EPIQ Systems, Inc ...........................            972
    992,083        Equifax, Inc ................................         22,957
    446,915      * ERG Ltd .....................................             25
 12,473,690      * Ericsson (LM) (B Shs) .......................          8,733
    151,105     e* eSpeed, Inc (Class A) .......................          2,560
    217,343      * ESS Technology, Inc .........................          1,367
    141,810      * Esterline Technologies Corp .................          2,506
      1,300      * Exabyte Corp ................................              1
    263,527      * Exar Corp ...................................          3,268
     58,670      * Excel Technology, Inc .......................          1,050
    686,965      * Extreme Networks, Inc .......................          2,246
    148,608     e* F5 Networks, Inc ............................          1,596
    264,777      e Fair, Isaac & Co, Inc .......................         11,306
    580,268      * Fairchild Semiconductor International, Inc
                     (Class A) .................................          6,215
    270,661     e* FalconStor Software, Inc ....................          1,050
    164,551      * FEI Co ......................................          2,516
    235,099      * Filenet Corp ................................          2,868
    877,648     e* Finisar Corp ................................            834
  4,291,202        First Data Corp .............................        151,951
  1,052,673      * Fiserv, Inc .................................         35,738
     99,616      * Flir Systems, Inc ...........................          4,861
    572,726      * Foundry Networks, Inc .......................          4,032
    260,224     e* Freemarkets, Inc ............................          1,676
    190,835      * FSI International, Inc ......................            859
     38,000        Fujikura Ltd ................................             90
     45,300        Fujitsu Support & Service, Inc ..............            527
    645,660        Furukawa Electric Co Ltd ....................          1,355
    559,651      e Futuris Corp Ltd ............................            413
    837,090      * Gateway, Inc ................................          2,628
    225,244        General Cable Corp ..........................            856
    202,829      * Genesis Microchip, Inc ......................          2,647
    918,000        GES International Ltd .......................            156
     48,757      * Global Imaging Systems, Inc .................            896
    192,481        Global Payments, Inc ........................          6,161


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    37

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 TECHNOLOGY--(CONTINUED)
    747,397      * GlobespanVirata, Inc ........................   $      3,296
     23,413     e* GN Store Nord ...............................             68
         40      * Gradco Systems, Inc .........................              0
    381,170      * GrafTech International Ltd ..................          2,272
    177,637      * Griffon Corp ................................          2,419
    270,617     e* Handspring, Inc .............................            257
    389,911      * Harmonic, Inc ...............................            897
    328,944        Harris Corp .................................          8,651
    176,549        Helix Technology Corp .......................          1,977
    344,627        Henry (Jack) & Associates, Inc ..............          4,149
 15,267,562        Hewlett-Packard Co ..........................        265,045
    129,500      e Hirose Electric Co Ltd ......................          9,887
    387,000        Hitachi Cable Ltd ...........................            965
    168,945      * Hutchinson Technology, Inc ..................          3,497
    222,449      * Hypercom Corp ...............................            830
    221,749      * Hyperion Solutions Corp .....................          5,692
  1,474,916      * i2 Technologies, Inc ........................          1,696
    499,825      * Identix, Inc ................................          2,574
    131,262      * iGate Corp ..................................            344
     70,783      * Ii-Vi, Inc ..................................          1,137
    752,087        IKON Office Solutions, Inc ..................          5,377
    232,933      * Imation Corp ................................          8,171
      3,648     b* InaCom Corp .................................              0
     65,141      * Inet Technologies, Inc ......................            397
    307,365     e* Infineon Technologies AG. ...................          2,258
    247,180      * InFocus Corp ................................          1,523
     91,543      * Infogrames, Inc .............................            162
    385,006      * Infonet Services Corp (Class B) .............            762
    403,712      * Informatica Corp ............................          2,325
    183,284      * Information Resources, Inc ..................            293
     40,067      * Inforte Corp ................................            311
    444,151      * Ingram Micro, Inc (Class A) .................          5,485
    957,529      * Inktomi Corp ................................          1,532
     59,524      * Inrange Technologies Corp (Class B) .........            140
     62,090      * Integral Systems, Inc .......................          1,245
    289,308      * Integrated Circuit Systems, Inc .............          5,280
    486,643      * Integrated Device Technology, Inc ...........          4,073
 50,491,051        Intel Corp ..................................        786,146
    103,409      * Intercept, Inc ..............................          1,751
    363,002      * Interdigital Communications Corp ............          5,285
    330,858      * Intergraph Corp .............................          5,876
    808,008      * Interland, Inc ..............................          1,050
     96,036      * Intermagnetics General Corp .................          1,886
 12,094,164      d International Business Machines Corp ........        937,298
    314,317      * International Rectifier Corp ................          5,802
    455,788      * Internet Security Systems, Inc ..............          8,355
    586,865      * Intersil Corp (Class A) .....................          8,181
    121,339        Inter-Tel, Inc ..............................          2,537
    463,243      * Intertrust Technologies Corp ................          1,960
    668,860      * Interwoven, Inc .............................          1,739
     32,835        Intracom S.A. ...............................            147
    102,157      * Intrado, Inc ................................          1,014
    987,506      * Intuit, Inc .................................         46,334
    352,686      * Iomega Corp .................................          2,769
    314,430      * Iron Mountain, Inc ..........................         10,379
    142,114      * ITXC Corp ...................................            330
    179,309      * Ixia ........................................            654
     72,132      * IXYS Corp ...................................            509
    550,282      * J.D. Edwards & Co ...........................          6,207
     34,957     e* j2 Global Communications, Inc ...............            666
    830,446      * Jabil Circuit, Inc ..........................         14,882
    188,278      * JDA Software Group, Inc .....................          1,819
  6,537,771      * JDS Uniphase Corp ...........................         16,148
  1,157,909        Johnson Electric Holdings Ltd ...............          1,270
  1,557,334      * Juniper Networks, Inc .......................         10,590
    388,916      * Keane, Inc ..................................          3,496
     42,363        Keithley Instruments, Inc ...................            530
    406,665      * Kemet Corp ..................................          3,554
    127,003        Keyence Corp ................................         22,100
    153,579      * Keynote Systems, Inc ........................          1,186
    144,510      * Kforce, Inc .................................            610
  1,113,381      * KLA-Tencor Corp .............................         39,380
    111,800      e Kokuyo Co Ltd ...............................            930
     39,000      e Konica Corp .................................            283
    469,995      * Kopin Corp ..................................          1,842
    135,126      * Kronos, Inc .................................          4,998
        806     e* Kudelski S.A. (Br) ..........................             11
    337,066      * Kulicke & Soffa Industries, Inc .............          1,928
    141,998        Kyocera Corp ................................          8,268
     50,000      e Kyowa Exeo Corp .............................            158
    617,427      * Lam Research Corp ...........................          6,668
    566,828      * Lattice Semiconductor Corp ..................          4,971
     33,287      * Lawson Software, Inc ........................            191
     74,003      * Learning Tree International, Inc ............          1,014
     53,101      * LeCroy Corp .................................            589
    636,397      * Legato Systems, Inc .........................          3,201
    214,264      * Lexar Media, Inc ............................          1,343
    734,833      * Lexmark International, Inc ..................         44,457
    716,712      * Liberate Technologies .......................          1,025
    186,275      * Lightbridge, Inc ............................          1,146
  4,303,219        Linear Technology Corp ......................        110,679
    787,045        Logica CMG plc ..............................          1,901
    445,929      * Looksmart Ltd ...............................          1,106
  2,083,452      * LSI Logic Corp ..............................         12,022
    309,483      * LTX Corp ....................................          1,866
 17,444,887     e* Lucent Technologies, Inc ....................         21,981
    313,828      * Macromedia, Inc .............................          3,342
    281,940      * Macrovision Corp ............................          4,522
    123,579      * Magma Design Automation, Inc ................          1,184
    196,401      * Mail-Well, Inc ..............................            491
    129,686      * Manhattan Associates, Inc ...................          3,068
     48,900      * Mantech International Corp (Class A) ........            933
    101,690     e* Manufacturers Services Ltd ..................            563
    391,325     e* Manugistics Group, Inc ......................            939
     90,581      * MAPICS, Inc .................................            630
     96,663      * Mapinfo Corp ................................            536
    140,919      * Mastec, Inc .................................            416
    313,489      * Matrixone, Inc ..............................          1,348
  4,498,563        Maxim Integrated Products, Inc ..............        148,633
  1,319,118      * Maxtor Corp .................................          6,675
    379,867      * McData Corp (Class A) .......................          2,697
    145,249      * MCSi, Inc ...................................            690
    315,500      e Melco, Inc ..................................          4,599
    327,554      * MEMC Electronic Materials, Inc ..............          2,480
    446,987      * Mentor Graphics Corp ........................          3,513
    135,954      * Mercury Computer Systems, Inc ...............          4,149
    384,032      * Mercury Interactive Corp ....................         11,387
     89,833      * Merix Corp ..................................            755
    401,815      * Merkantildata ASA ...........................            302
    185,282      * MetaSolv, Inc ...............................            254
    232,793        Methode Electronics, Inc (Class A) ..........          2,554
    178,624      * Mettler-Toledo International, Inc ...........          5,727
    471,391      * Micrel, Inc .................................          4,233
  1,037,201        Microchip Technology, Inc ...................         25,360
    510,055      * Micromuse, Inc ..............................          1,948
  2,597,480      * Micron Technology, Inc ......................         25,299
    194,397      * Microsemi Corp ..............................          1,184
 30,702,224      * Microsoft Corp ..............................      1,587,305
    287,162     e* Microtune, Inc ..............................            899


                       SEE NOTES TO FINANCIAL STATEMENTS


38    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 TECHNOLOGY--(CONTINUED)
    122,996     e* MIPS Technologies, Inc (Class A) ............   $        373
    146,417      * MIPS Technologies, Inc (Class B) ............            422
    689,545        Misys plc ...................................          1,954
    125,900        Mitsumi Electric Co Ltd .....................          1,147
    129,521      * MKS Instruments, Inc ........................          2,128
    530,120        Molex, Inc ..................................         12,214
    200,465        Molex, Inc (Class A) ........................          3,987
    119,522      * Monolithic System Technology, Inc ...........          1,444
 18,932,361        Motorola, Inc ...............................        163,765
    113,943      * MRO Software, Inc ...........................          1,384
    590,448      * MRV Communications, Inc .....................            632
    144,164        MTS Systems Corp ............................          1,445
     48,515      * Nanometrics, Inc ............................            203
     31,011      * Nassda Corp .................................            348
     35,363      * National Processing, Inc ....................            568
  1,197,713      * National Semiconductor Corp .................         17,978
     82,735      * Navigant International, Inc .................          1,020
    111,200      * NCP Litigation Trust ........................              0
    409,762      * NCR Corp ....................................          9,728
    218,556        NDCHealth Corp ..............................          4,349
    113,561      * Net2Phone, Inc ..............................            460
    176,653      * Netegrity, Inc ..............................            575
    261,388      * NETIQ Corp ..................................          3,228
    239,801      * Netro Corp ..................................            655
    113,048      * Netscout Systems, Inc .......................            492
     66,553      * NetScreen Technologies, Inc .................          1,121
  1,539,074      * Network Appliance, Inc ......................         15,391
  1,131,943      * Network Associates, Inc .....................         18,213
    395,966      * New Focus, Inc ..............................          1,521
    248,458      * Newport Corp ................................          3,121
    725,000        Nexans S.A. .................................         11,580
    115,813      * Next Level Communications, Inc ..............             94
        581        NGK Spark Plug Co Ltd .......................              4
    101,410      * NIC, Inc ....................................            146
    269,800        Nichicon Corp ...............................          3,122
     26,500      e Nidec Corp ..................................          1,657
     26,000      * Nippon Comsys Corp ..........................             88
    444,028        Nippon Sheet Glass Co Ltd ...................            797
 15,428,517      e Nokia Oyj ...................................        245,289
  9,699,709      * Nortel Networks Corp ........................         15,472
    219,891      * Nortel Networks Corp (U.S.) .................            354
     89,485      * Novadigm, Inc ...............................            209
  2,412,401      * Novell, Inc .................................          8,057
    861,107      * Novellus Systems, Inc .......................         24,180
        495        NTT Data Corp ...............................          1,368
     96,448      * Nu Horizons Electronics Corp ................            557
    188,399      * Nuance Communications, Inc ..................            467
    158,734     e* Numerical Technologies, Inc .................            549
    681,961      * Nvidia Corp .................................          7,849
    164,907     e* NYFIX, Inc ..................................            742
    375,320      * Oak Technology, Inc .........................            995
  2,166,945        Olympus Optical Co Ltd ......................         35,315
    133,757      * Omnivision Technologies, Inc ................          1,815
    206,457        Omron Corp ..................................          3,065
  1,966,477      * ON Semiconductor Corp .......................          2,694
    282,047      * Onyx Software Corp ..........................            437
  1,166,292      * Openwave Systems, Inc .......................          2,333
    689,782      * Oplink Communications, Inc ..................            545
     62,932      * Opnet Technologies, Inc .....................            509
     55,213      * Optical Communication Products, Inc .........             60
 31,095,272      * Oracle Corp .................................        335,829
     45,281     e* OSI Systems, Inc ............................            769
     51,566      * Overland Storage, Inc .......................            752
    339,013      * Overture Services, Inc ......................          9,258
    148,255      * Packeteer, Inc ..............................          1,017
    193,532      * Palm, Inc ...................................          3,038
    178,852      * Paradyne Networks, Inc ......................            229
  1,740,328      * Parametric Technology Corp ..................          4,386
    114,536        Park Electrochemical Corp ...................          2,199
    223,796      * Paxar Corp ..................................          3,301
    205,598      * Paxson Communications Corp ..................            424
  1,776,559        Paychex, Inc ................................         49,566
    132,192      * PC-Tel, Inc .................................            896
     74,270      * PDF Solutions, Inc ..........................            515
     56,164      * PEC Solutions, Inc ..........................          1,679
    168,110      * Pegasus Solutions, Inc ......................          1,686
     41,298      * Pegasystems, Inc ............................            211
  1,812,189      * Peoplesoft, Inc .............................         33,163
    136,219      * Pericom Semiconductor Corp ..................          1,132
    361,531      * Perot Systems Corp (Class A) ................          3,876
      4,757      * Phoenix Mecano AG. ..........................            833
    170,152      * Phoenix Technologies Ltd ....................            982
    185,532      * Photronics, Inc .............................          2,542
    199,953        Pioneer-Standard Electronics, Inc ...........          1,836
    220,825      * Pixelworks, Inc .............................          1,281
     77,515      * Planar Systems, Inc .........................          1,599
    251,278      * Plantronics, Inc ............................          3,802
    298,267      * Plexus Corp .................................          2,619
    111,451      * PLX Technology, Inc .........................            436
    818,022      * PMC-Sierra, Inc .............................          4,548
    515,269      * Polycom, Inc ................................          4,905
     65,070      * Pomeroy Computer Resources, Inc .............            761
    778,098      * Portal Software, Inc ........................            629
     43,927      * Powell Industries, Inc ......................            750
    179,562      * Power Integrations, Inc .....................          3,053
    425,685      * Powerwave Technologies, Inc .................          2,299
    265,949     e* PRG-Schultz International, Inc ..............          2,367
    138,413      * Probusiness Services, Inc ...................          1,384
    208,476      * Progress Software Corp ......................          2,700
    185,801      * Proton Energy Systems .......................            557
    787,913     e* Proxim Corp (Class A) .......................            685
    315,099      * PTEK Holdings, Inc ..........................          1,386
    531,739      * QLogic Corp .................................         18,350
     94,740      * QRS Corp ....................................            625
  4,182,403      * Qualcomm, Inc ...............................        152,198
    878,357      * Quantum Corp ................................          2,345
    245,918      * Quest Software, Inc .........................          2,535
     42,845        Quixote Corp ................................            774
    106,152      * Radiant Systems, Inc ........................          1,022
    108,583      * Radisys Corp ................................            866
    159,407      * Rainbow Technologies, Inc ...................          1,143
    291,785      * Raindance Communications, Inc ...............            942
    554,532      * Rambus, Inc .................................          3,721
    888,661      * Rational Software Corp ......................          9,233
    827,491      * Read-Rite Corp ..............................            290
    456,902      * RealNetworks, Inc ...........................          1,741
    749,388      * Red Hat, Inc ................................          4,429
    986,783     e* Redback Networks, Inc .......................            829
    197,414      * Register.com, Inc ...........................            888
     62,338     e* Renaissance Learning, Inc ...................          1,178
     65,386     e* Research Frontiers, Inc .....................            545
    349,256      * Retek, Inc ..................................            950
    340,781        Reynolds & Reynolds Co (Class A) ............          8,680
    743,530      * RF Micro Devices, Inc .......................          5,450
    509,759        Ricoh Co Ltd ................................          8,364
     62,000        Ricoh Elemex Corp ...........................            185
    806,538      * Riverstone Networks, Inc ....................          1,710
    106,350      * Rogers Corp .................................          2,366
    130,530      * Roxio, Inc ..................................            623


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    39

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 TECHNOLOGY--(CONTINUED)
    314,596      * RSA Security, Inc ...........................   $      1,884
     65,742      * Rudolph Technologies, Inc ...................          1,260
    470,768      * S1 Corp .....................................          2,100
    797,158      * Safeguard Scientifics, Inc ..................          1,084
  1,269,360        Sage Group plc ..............................          2,718
     24,720     e* Sagem S.A. ..................................          1,673
     94,601      * Sanchez Computer Associates, Inc ............            272
    404,652     e* Sandisk Corp ................................          8,214
  8,743,111      * Sanmina-SCI Corp ............................         39,257
    598,792        SAP AG. .....................................         46,939
    554,754      * Sapient Corp ................................          1,137
     96,542      * SBS Technologies, Inc .......................            884
    348,431     e* Scansoft, Inc ...............................          1,812
     38,779      * Scansource, Inc .............................          1,912
    823,409        Scientific-Atlanta, Inc .....................          9,766
    101,188      * SCM Microsystems, Inc .......................            430
    147,292      * Seachange International, Inc ................            906
  1,249,635      * Seagate Technology--Escrow ..................               0
    193,771      * Secure Computing Corp .......................          1,242
    332,969      * Seebeyond Technology Corp ...................            809
    109,772      * Semitool, Inc ...............................            682
    320,635      * Semtech Corp ................................          3,501
    114,523      * Serena Software, Inc ........................          1,808
  2,045,791      * Siebel Systems, Inc .........................         15,303
  1,222,775      * Silicon Graphics, Inc .......................          1,382
    383,525      * Silicon Image, Inc ..........................          2,301
    175,669     e* Silicon Laboratories, Inc ...................          3,352
    529,642      * Silicon Storage Technology, Inc .............          2,140
     39,785      * Siliconix, Inc ..............................            931
     22,063      * Simpletech, Inc .............................             67
    172,731      * Sipex Corp ..................................            639
    355,543      * Sitel Corp ..................................            427
  4,716,415      * Solectron Corp ..............................         16,743
    210,798      * Somera Communications, Inc ..................            569
    595,956     e* SONICblue, Inc ..............................            268
    313,408      * SonicWALL, Inc ..............................          1,138
  1,202,396      * Sonus Networks, Inc .........................          1,202
    101,504      * Sourcecorp ..................................          1,887
    109,965      * Spectralink Corp ............................            790
    169,637     e* SpeechWorks International, Inc ..............            472
    556,120        Spirent plc .................................            150
     79,774      * SPSS, Inc ...................................          1,116
     34,507      * SRA International, Inc (Class A) ............            935
     54,344      * SS&C Technologies, Inc ......................            579
     96,871      * Standard Microsystems Corp ..................          1,886
  2,123,224      e STMicroelectronics NV .......................         41,621
    582,804      * Storage Technology Corp .....................         12,484
    425,491      * StorageNetworks, Inc ........................            494
    555,091      * Stratex Networks, Inc .......................          1,227
     48,546      * Stratos Lightwave, Inc ......................            214
  1,303,791      e Sumitomo Electric Industries Ltd ............          8,449
 33,977,874      * Sun Microsystems, Inc .......................        105,671
  1,758,003      * Sungard Data Systems, Inc ...................         41,419
      3,487      * Suntron Corp ................................             16
     68,638      * Supertex, Inc ...............................          1,022
    418,360     e* Surebeam Corp (Class A) .....................          1,690
    493,420      * Sybase, Inc .................................          6,612
  1,063,287      * Sycamore Networks, Inc ......................          3,073
    165,955      * Sykes Enterprises, Inc ......................            544
    914,633      * Symantec Corp ...............................         36,997
  1,150,198        Symbol Technologies, Inc ....................          9,455
     33,000      * Synaptics, Inc ..............................            251
    374,557      * Synopsys, Inc ...............................         17,286
     69,537      * Synplicity, Inc .............................            263
     35,471      * Syntel, Inc .................................            745
     33,934        Sypris Solutions, Inc .......................            346
    207,982      * Systems & Computer Technology Corp ..........          1,789
    192,000      * Taiwan Semiconductor Manufacturing Co Ltd
                     (Spon ADR) ................................          1,354
    251,378     e* Take-Two Interactive Software, Inc ..........          5,905
     88,443      e TDK Corp ....................................          3,562
    267,522      * Tech Data Corp ..............................          7,212
    245,121        Technitrol, Inc .............................          3,956
    317,290      * Tekelec .....................................          3,316
    417,343      * Tektronix, Inc ..............................          7,591
  2,117,889      * Tellabs, Inc ................................         15,397
    508,066      * Tellium, Inc ................................            325
    883,974      * Teradyne, Inc ...............................         11,501
    432,897     e* Terayon Communication Systems, Inc ..........            887
 10,426,209        Texas Instruments, Inc ......................        156,497
    156,186      * Therma-Wave, Inc ............................            164
    902,071      * Thermo Electron Corp ........................         18,150
    142,192      * Three-Five Systems, Inc .....................            917
    532,853      * TIBCO Software, Inc .........................          3,293
     96,921      * Tier Technologies, Inc (Class B) ............          1,551
    104,057      * Tietoenator Corp ............................          1,420
     50,886     e* Tivo, Inc ...................................            266
    138,000        TKC Corp ....................................          1,589
     86,599      * Tollgrade Communications, Inc ...............          1,016
    904,460        Toppan Printing Co Ltd ......................          6,806
    200,341      e Total System Services, Inc ..................          2,705
    670,942      * Touch America Holdings, Inc .................            262
    223,059      * Transaction Systems Architects, Inc (Class A)          1,450
    698,759      * Transmeta Corp ..............................            818
    804,500     e* Trend Micro, Inc ............................         13,762
    178,264      * Trimble Navigation Ltd ......................          2,227
     48,595      * Tripos, Inc .................................            356
    866,042      * Triquint Semiconductor, Inc .................          3,672
    202,840      * Trizetto Group, Inc .........................          1,245
     90,033      * TTM Technologies, Inc .......................            298
    194,436      * Turnstone Systems, Inc ......................            525
    214,384      * Tyler Technologies, Inc .....................            894
      3,876     b* U.S. Office Products Co .....................              0
     70,297      * Ulticom, Inc ................................            527
     68,654      * Ultimate Electronics, Inc ...................            697
    148,490      * Ultratech Stepper, Inc ......................          1,461
      1,140        Unaxis Holding AG. (Regd) ...................             76
  1,630,880      * Unisys Corp .................................         16,146
     77,452        United Industrial Corp ......................          1,239
    141,522      * United Online, Inc ..........................          2,256
    113,418     e* Universal Display Corp ......................            895
    318,909      * Utstarcom, Inc ..............................          6,324
    427,111      * Valueclick, Inc .............................          1,192
    203,456      * Varian Semiconductor Equipment Associates, Inc         4,834
    188,898     e* Veeco Instruments, Inc ......................          2,184
    268,200        Venture Corp Ltd ............................          2,149
     21,197      * Verint Systems, Inc .........................            428
  1,100,686      * VeriSign, Inc ...............................          8,828
  2,102,471      * Veritas Software Corp .......................         32,841
    174,869      * Verity, Inc .................................          2,342
    138,908      * Vicor Corp ..................................          1,146
    252,009     e* Viewpoint Corp ..............................            471
  1,561,798      * Vignette Corp ...............................          1,916
     70,214      * Virage Logic Corp ...........................            704
     32,887        Virco Manufacturing Corp ....................            335
    791,776      * Vishay Intertechnology, Inc .................          8,852
  1,322,076      * Vitesse Semiconductor Corp ..................          2,889
    482,277      * Vitria Technology, Inc ......................            362
     52,514      * Volt Information Sciences, Inc ..............            898
    248,190        Wallace Computer Services, Inc ..............          5,339


                       SEE NOTES TO FINANCIAL STATEMENTS


40    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 TECHNOLOGY--(CONTINUED)
  2,399,257      * Wanadoo .....................................   $     10,751
    175,351      * WatchGuard Technologies, Inc ................          1,119
    108,500     e* Wavecom S.A. ................................          1,537
    154,069     e* WebEx Communications, Inc ...................          2,311
    302,463      * webMethods, Inc .............................          2,486
    140,401      * Websense, Inc ...............................          2,999
    106,043      * WESCO International, Inc ....................            582
  1,307,315      * Western Digital Corp ........................          8,354
    114,869      * White Electronic Designs Corp ...............            879
    140,110      * Wilson Greatbatch Technologies, Inc .........          4,091
    441,166      * Wind River Systems, Inc .....................          1,809
    156,423      * Wireless Facilities, Inc ....................            940
     87,046      * Witness Systems, Inc ........................            299
    209,455      e WM-Data AB (B Shs) ..........................            183
     71,620        Woodhead Industries, Inc ....................            809
     92,000        Woodland Corp ...............................            182
    145,455      * Xicor, Inc ..................................            543
  1,986,088      * Xilinx, Inc .................................         40,913
      2,790     e* Yahoo Japan Corp ............................         34,796
     46,322      e Yamaha Corp .................................            428
    122,397      * Zebra Technologies Corp (Class A) ...........          7,013
      1,440      * Zebra Technologies Corp (Class B) ...........             83
    180,837      * Zoran Corp ..................................          2,544
    103,580      * Zygo Corp ...................................            724
                                                                   ------------
                   TOTAL TECHNOLOGY                                   9,791,652
                                                                   ------------
 TRANSPORTATION--1.25%

     54,068     f* Air Canada ..................................            163
     30,700        Air France ..................................            298
    325,655        Airborne, Inc ...............................          4,829
    423,701      * Airtran Holdings, Inc .......................          1,652
    164,397      * Alaska Air Group, Inc .......................          3,559
  1,004,000     e* All Nippon Airways Co Ltd ...................          1,853
  1,013,213      * AMR Corp ....................................          6,687
    142,165      * Arkansas Best Corp ..........................          3,694
    157,969        Associated British Ports Holdings plc .......          1,016
     21,121      * ATA Holdings Corp ...........................             97
    278,629      * Atlantic Coast Airlines Holdings, Inc .......          3,352
    110,286      * Atlas Air Worldwide Holdings, Inc ...........            167
     28,324        Attica Enterprise Holding S.A. ..............             73
    238,971      * BE Aerospace, Inc ...........................            870
     32,680      e Bergesen DY A/S (A Shs) .....................            623
          1        Bergesen DY A/S (B Shs) .....................              0
  2,596,204        Brambles Industries Ltd .....................          6,871
  1,643,628      e Brambles Industries plc .....................          4,022
  1,485,040      * British Airways plc .........................          3,228
  2,249,357        Burlington Northern Santa Fe Corp ...........         58,506
    354,149        C.H. Robinson Worldwide, Inc ................         11,049
     84,968        Canadian National Railway Co ................          3,531
    359,334        Canadian Imperial Holdings, Inc .............         14,846
    698,744      e Canadian Pacific Railway Ltd ................         13,778
  1,350,800        Cathay Pacific Airways Ltd ..................          1,845
        421        Central Japan Railway Co ....................          2,622
    235,064        CNF, Inc ....................................          7,814
      4,324        Compagnie Maritime Belge S.A. ...............            233
    553,703      * Continental Airlines, Inc (Class B) .........          4,014
     42,412      * Covenant Transport, Inc (Class A) ...........            804
    640,134      e CP Ships Ltd ................................          8,594
  1,587,303        CSX Corp ....................................         44,937
        386      e Dampskibsselskabet Af 1912 (B Shs) ..........          2,710
        411      e Dampskibsselskabet Svendborg (B Shs) ........          4,181
    716,304        Delta Air Lines, Inc ........................          8,667
    328,786      * Deutsche Lufthansa AG. (Regd) ...............          3,109
     38,562        DSV DE Sammenslut Vogn A/S ..................            937
      9,233      e East Japan Railway Co .......................         45,826
  3,667,764      * EasyJet plc .................................         16,179
    237,963      * EGL, Inc ....................................          3,391
    154,716        Exel plc ....................................          1,714
    539,908        Expeditors International Of Washington, Inc .         17,628
    530,702      * ExpressJet Holdings, Inc ....................          5,440
  1,590,676        FedEx Corp ..................................         86,246
    244,618        Firstgroup plc ..............................            927
    115,238        Florida East Coast Industries, Inc (Class A)           2,674
     96,448      * Forward Air Corp ............................          1,872
    195,356      * Frontier Airlines, Inc ......................          1,321
     78,109      * Genesee & Wyoming, Inc (Class A) ............          1,590
    975,000      e Hankyu Corp .................................          2,637
    179,933      * Heartland Express, Inc ......................          4,122
    133,359      * Hunt (J.B.) Transport Services, Inc .........          3,907
    696,097      * Iberia Lineas Aereas de Espana ..............          1,023
    389,766      * Japan Airlines System Corp ..................            831
     32,500     e* JetBlue Airways Corp ........................            878
    401,032        Kamigumi Co Ltd .............................          1,926
    400,219      * Kansas City Southern Industries, Inc ........          4,803
         25      e Kawasaki Kisen Kaisha Ltd ...................              0
    231,619      e Keihin Electric Express Railway Co Ltd ......          1,054
    127,000        Keio Electric Railway Co Ltd ................            673
    611,135     e* Kinki Nippon Railway Co Ltd .................          1,318
     56,616        KLM (Royal Dutch Airlines) NV ...............            545
    148,974      * Knight Transportation, Inc ..................          3,128
    108,738      * Landstar System, Inc ........................          6,346
  1,743,449        Mayne Group Ltd .............................          3,200
    206,424      * Mesa Air Group, Inc .........................            840
     66,957      * Mesaba Holdings, Inc ........................            410
     87,509      * Midwest Express Holdings, Inc ...............            468
    175,526        Mitsui O.S.K. Lines Ltd .....................            364
  1,800,000        Mitsui-Soko Co Ltd ..........................          3,231
  1,660,900        MTR Corp ....................................          1,757
    592,837      * Neptune Orient Lines Ltd ....................            314
  2,574,000        Nippon Express Co Ltd .......................         10,086
  1,115,826        Nippon Yusen Kabushiki Kaisha ...............          3,761
  2,022,803        Norfolk Southern Corp .......................         40,436
  1,186,255      * Northwest Airlines Corp .....................          8,707
    182,396        Overseas Shipholding Group, Inc .............          3,265
     20,208      * P.A.M. Transportation Services ..............            509
  1,476,685      * Patrick Corp Ltd ............................         10,893
  1,016,376        Peninsular & Oriental Steam Navigation Co ...          2,692
    189,966      * RailAmerica, Inc ............................          1,362
     78,884        Roadway Corp ................................          2,904
    304,114      * Ryanair Holdings plc ........................          2,122
    193,522     e* Ryanair Holdings plc (Spon ADR) .............          7,578
    280,699        Ryder System, Inc ...........................          6,299
    863,065      * Sabre Holdings Corp .........................         15,630
     56,655      * SAS AB ......................................            321
     96,927      * SCS Transportation, Inc .....................            961
    270,000      e Seino Transportation Co Ltd .................          1,581
    416,000        SembCorp Logistics Ltd ......................            377
    225,869        Shurgard Storage Centers, Inc (Class A) .....          7,079
    761,061        Singapore Airlines Ltd ......................          4,476
    271,260        Skywest, Inc ................................          3,545
    827,000        SMRT Corp Ltd ...............................            274
  4,189,910        Southwest Airlines Co .......................         58,240
  1,627,898        Stagecoach Group plc ........................            773
    868,000      e Sumitomo Warehouse Co Ltd ...................          1,792
    440,208      * Swift Transportation Co, Inc ................          8,812
         96      * Swissair Group ..............................              0
    121,000      * Tobu Railway Co Ltd .........................            321
    717,327     e* Tokyu Corp ..................................          2,527
    312,261      * Toll Holdings Ltd ...........................          1,117
     35,940      * U.S. Xpress Enterprises, Inc (Class A) ......            315


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    41

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 TRANSPORTATION--(CONTINUED)
    442,964   b,e* UAL Corp ....................................   $        633
  1,362,871        Union Pacific Corp ..........................         81,595
  2,038,026        United Parcel Service, Inc (Class B) ........        128,559
    180,114        USFreightways Corp ..........................          5,178
    256,670        Werner Enterprises, Inc .....................          5,526
      2,005      e West Japan Railway Co .......................          7,113
  2,784,893        Yamato Transport Co Ltd .....................         36,375
    192,255      * Yellow Corp .................................          4,843
                                                                   -------------
                   TOTAL TRANSPORTATION                                 942,391
                                                                   -------------
 UTILITIES--7.56%

     60,000      * ACEA S.p.A. .................................            266
    353,708     e* Acesa Infraestructuras S.A. Rts .............            204
  2,183,844     e* AES Corp ....................................          6,595
    370,017        AGL Resources, Inc ..........................          8,991
    149,688     e* AirGate PCS, Inc ............................             93
    469,804      * Alamosa Holdings, Inc .......................            244
     57,784      * Alaska Communications Systems Group, Inc ....            106
    744,076        Allegheny Energy, Inc .......................          5,625
    717,552     e* Allegiance Telecom, Inc .....................            481
    185,809      * Allen Telecom, Inc ..........................          1,760
    410,251        Allete, Inc .................................          9,304
    482,067      e Alliant Energy Corp .........................          7,978
  1,629,053        Alltel Corp .................................         83,082
    763,420      e Ameren Corp .................................         31,735
  1,823,819      e American Electric Power Co, Inc .............         49,845
  1,104,697     e* American Tower Corp (Class A) ...............          3,900
    992,637        Aquila, Inc .................................          1,757
  7,906,734        AT&T Corp ...................................        206,445
 20,525,140      * AT&T Wireless Services, Inc .................        115,967
     12,490        Athens Water Supply & Sewage Co S.A. ........             47
    275,152        Atmos Energy Corp ...........................          6,417
  1,027,262      e Australian Gas Light Co Ltd .................          6,097
    353,708     e* Autopistas Concesionaria Espanola S.A. ......          4,009
    403,500      * Autoroutes Du Sud De La France ..............          9,752
  6,270,400     e* Autostrade-Concessioni e Costruzioni
                     Autostrade S.p.A. .........................         62,380
    324,715        Avista Corp .................................          3,754
    111,384      * AWG plc .....................................            777
    726,005        BCE, Inc (Canada) ...........................         13,097
    162,000      e BCE, Inc (US) ...............................          2,918
 10,015,720        BellSouth Corp ..............................        259,107
    178,767        Black Hills Corp ............................          4,741
    178,938      e Bouygues S.A. ...............................          4,999
  1,764,598      * Brisa-Auto Estradas de Portugal S.A. ........          9,777
  1,311,073      * Broadwing, Inc ..............................          4,615
 38,534,524        BT Group plc ................................        120,972
  1,386,847      * Cable & Wireless plc ........................            999
  1,806,884     e* Calpine Corp ................................          5,890
     73,618        Cascade Natural Gas Corp ....................          1,472
     56,591      * Centennial Communications Corp ..............            148
  1,313,205        Centerpoint Energy, Inc .....................         11,162
     78,274        Central Vermont Public Service Corp .........          1,431
    774,910        CenturyTel, Inc .............................         22,767
    110,393        CH Energy Group, Inc ........................          5,148
    388,029        Chubu Electric Power Co, Inc ................          6,932
    830,584        Cinergy Corp ................................         28,007
  1,560,643      * Citizens Communications Co ..................         16,465
    271,078        Cleco Corp ..................................          3,795
  2,261,545        CLP Holdings Ltd ............................          9,106
    712,661        CMS Energy Corp .............................          6,728
     77,288      * Commonwealth Telephone Enterprises, Inc .....          2,770
     50,005        Connecticut Water Service, Inc ..............          1,262
  1,517,721        Consolidated Edison, Inc ....................         64,989
    808,680        Constellation Energy Group, Inc .............         22,497
    544,725        Contact Energy Ltd ..........................          1,131
  1,374,898      * Crown Castle International Corp .............          5,156
    111,975        CT Communications, Inc ......................          1,265
  3,219,744      e Deutsche Telekom AG. (Regd) .................         41,289
  1,499,738        Dominion Resources, Inc .....................         82,336
    672,323        DPL, Inc ....................................         10,313
    476,044        DQE, Inc ....................................          7,255
    791,526        DTE Energy Co ...............................         36,727
  4,710,616        Duke Energy Corp ............................         92,045
  1,520,813      e Dynegy, Inc (Class A) .......................          1,795
     13,380      * e.Biscom S.p.A. .............................            383
  1,682,449      * E.ON AG. ....................................         67,798
  4,082,184      * Edison International ........................         48,374
  2,827,923        El Paso Corp ................................         19,682
    311,228      * El Paso Electric Co .........................          3,424
     37,169      * Electrabel S.A. .............................          9,030
      2,000      * Electrabel S.A. (Strip Vvpr) ................              3
  1,234,600        Electricidade de Portugal S.A. ..............          2,060
    141,237        Empire District Electric Co .................          2,571
    673,207      e Endesa S.A. .................................          7,877
  2,868,846     e* Enel S.p.A. .................................         14,932
    225,324        Energen Corp ................................          6,557
    739,730        Energy East Corp ............................         16,341
     28,672        EnergySouth, Inc ............................            809
    250,618   b,e* Enron Corp ..................................             16
  1,599,476        Entergy Corp ................................         72,920
    936,291        Equitable Resources, Inc ....................         32,808
  1,658,768        Exelon Corp .................................         87,533
  1,397,745        FirstEnergy Corp ............................         46,084
      2,507   b,e* Focal Communications Corp ...................              0
     13,813   b,e* Focal Communications Corp Wts 12/14/07 ......              0
    877,705        FPL Group, Inc ..............................         52,776
    307,520      e France Telecom S.A. .........................          5,383
    276,969      * General Communication, Inc (Class A) ........          1,858
    883,000     b* Geotek Communications, Inc ..................              1
     82,847      * Golden Telecom, Inc .........................          1,048
    336,460        Great Plains Energy, Inc ....................          7,698
    652,068      * Grupo Ferrovial S.A. ........................         16,525
    178,682        Hawaiian Electric Industries, Inc ...........          7,858
    410,410        Hellenic Telecommunications Organization S.A.          4,522
     91,392        Hickory Tech Corp ...........................            871
  1,738,011        Hong Kong Electric Holdings Ltd .............          6,575
  4,207,660     e* Iberdrola S.A. ..............................         58,947
    203,054        Idacorp, Inc ................................          5,042
    155,897      * IDT Corp ....................................          2,695
    106,366      * IDT Corp (Class B) ..........................          1,650
  1,571,148      * International Power plc .....................          2,422
     19,642        Japan Telecom Co Ltd ........................         60,910
  1,196,803        Kansai Electric Power Co, Inc ...............         18,083
    728,098      * Kelda Group plc .............................          4,970
    751,101        KeySpan Corp ................................         26,469
    473,134        Kinder Morgan, Inc ..........................         19,999
  8,634,664     e* KPN NV ......................................         56,180
    371,104        Kyushu Electric Power Co, Inc ...............          5,429
    127,372        Laclede Group, Inc ..........................          3,082
  9,486,291     e* Level 3 Communications, Inc .................         46,483
     31,237     e* McLeod USA, Inc (Class A) ...................             26
  3,030,891     e* McLeod USA, Inc (Escrow) ....................              0
    367,813        MDU Resources Group, Inc ....................          9,493
  2,639,153     b* Metromedia Fiber Network, Inc (Class A) .....             26
    109,029        MGE Energy, Inc .............................          2,919
     49,908        Middlesex Water Co ..........................          1,047
  2,263,104     e* Mirant Corp .................................          4,277
     57,926      * NATCO Group, Inc (Class A) ..................            364
    597,968        National Fuel Gas Co ........................         12,396
  7,660,618      * National Grid Transco plc ...................         56,299


                       SEE NOTES TO FINANCIAL STATEMENTS


42    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------
 UTILITIES--(CONTINUED)
    180,748        New Jersey Resources Corp ...................   $      5,710
  3,465,134      * Nextel Communications, Inc (Class A) ........         40,022
    396,958      * Nextel Partners, Inc (Class A) ..............          2,410
    232,978        Nicor, Inc ..................................          7,928
     15,146        Nippon Telegraph & Telephone Corp ...........         55,009
  1,107,494        NiSource, Inc ...............................         22,150
    314,962      * NiSource, Inc (Sails) .......................            699
     97,979        North Pittsburgh Systems, Inc ...............          1,336
    656,352        Northeast Utilities .........................          9,957
    170,518        Northwest Natural Gas Co ....................          4,614
    205,776      e Northwestern Corp ...........................          1,045
    281,529        NSTAR .......................................         12,497
    906,690   b,e* NTL, Inc ....................................             15
     29,730      * NTT Docomo, Inc .............................         54,865
    102,245        NUI Corp ....................................          1,765
    410,809        OGE Energy Corp .............................          7,230
    112,897      * Oil States International, Inc ...............          1,456
    362,443        Oneok, Inc ..................................          6,959
    400,000      * Orange S.A. .................................          2,766
    165,006        Otter Tail Corp .............................          4,439
 11,486,737      * Pacific Century CyberWorks Ltd ..............          1,812
    191,554        Peoples Energy Corp .........................          7,404
    771,494        Pepco Holdings, Inc .........................         14,959
    175,692      * Petroquest Energy, Inc ......................            729
  2,033,401      * PG&E Corp ...................................         28,264
    208,103        Piedmont Natural Gas Co, Inc ................          7,356
    445,973        Pinnacle West Capital Corp ..................         15,203
    243,311        PNM Resources, Inc ..........................          5,796
  1,591,786        Portugal Telecom SGPS S.A. (Regd) ...........         10,941
    855,949        PPL Corp ....................................         29,684
    331,168      * Price Communications Corp ...................          4,580
  1,163,874        Progress Energy, Inc ........................         50,454
    496,039      * Progress Energy, Inc (Cvo) ..................            223
     89,983      * Public Power Corp ...........................          1,246
  1,169,274        Public Service Enterprise Group, Inc ........         37,534
    468,996        Puget Energy, Inc ...........................         10,341
    848,137        Questar Corp ................................         23,595
     61,554      * Quicksilver Resources, Inc ..................          1,381
  6,933,501      * Qwest Communications International, Inc .....         34,668
    404,158     e* RCN Corp ....................................            214
  1,537,117      * Reliant Resources, Inc ......................          4,919
    578,766      * RWE AG. .....................................         14,880
 17,867,661        SBC Communications, Inc .....................        484,392
    542,476        SCANA Corp ..................................         16,795
  1,956,385      * Scottish & Southern Energy plc ..............         21,417
  3,392,612      * Scottish Power plc ..........................         19,799
    120,434      e SEMCO Energy, Inc ...........................            735
    919,043        Sempra Energy ...............................         21,735
    292,358        Severn Trent plc ............................          3,266
     20,705        Shenandoah Telecom Co .......................          1,013
  1,000,463        Sierra Pacific Resources ....................          6,503
  7,851,530        Singapore Telecommunications Ltd ............          5,613
    909,781     e* Skyworks Solutions, Inc .....................          7,842
     80,429        South Jersey Industries, Inc ................          2,656
  5,761,080        Southern Co .................................        163,557
    252,973      * Southern Union Co ...........................          4,174
    218,795        Southwest Gas Corp ..........................          5,131
     65,305        Southwest Water Co ..........................            865
    171,939      * Southwestern Energy Co ......................          1,969
  4,748,572        Sprint Corp (FON Group) .....................         68,759
 14,115,783     e* Sprint Corp (PCS Group) .....................         61,827
    407,128        Suez ........................................          7,092
    378,720     e* Suez S.A. ...................................          6,573
     84,681        SureWest Communications .....................          3,150
     92,438      e Swisscom AG. (Regd) .........................         26,775
    151,062      * Talk America Holdings, Inc ..................            846
     83,112      e TDC A/S .....................................          2,020
    922,338      e TECO Energy, Inc ............................         14,269
     72,136     e* Tele2 AB (B Shs) ............................          1,908
  7,687,901      e Telecom Corp Of New Zealand Ltd .............         18,218
  6,311,178      e Telecom Italia S.p.A. .......................         47,884
  8,799,796      e Telecom Italia S.p.A.(Rnc) ..................         44,418
 11,927,172     e* Telefonica S.A. .............................        106,765
      7,121      * Telefonica S.A. (Spon ADR) ..................            189
    596,589      * Telekom Austria AG. .........................          6,041
    278,430        Telephone & Data Systems, Inc ...............         13,092
  3,402,679     e* Telia Sonera AB .............................         12,809
  5,146,873        Telstra Corp Ltd ............................         12,781
    382,081        TELUS Corp ..................................          4,220
      6,396        TELUS Corp (Non-Vote) .......................             65
 16,884,417        TIM S.p.A. ..................................         77,076
    296,037     e* Time Warner Telecom, Inc (Class A) ..........            625
    149,880     e* Tiscali S.p.A. ..............................            673
    345,070        Tohoku Electric Power Co, Inc ...............          5,080
  1,838,382        Tokyo Electric Power Co, Inc ................         34,933
     70,300        TransAlta Corp ..............................            761
    133,206      * Triton PCS Holdings, Inc (Class A) ..........            523
  1,339,531        TXU Corp ....................................         25,022
     84,944      * U.S. Cellular Corp ..........................          2,125
    553,411      * U.S. Unwired, Inc (Class A) .................            271
    372,347      * Ubiquitel, Inc ..............................            149
    185,328        UGI Corp ....................................          6,929
     81,566        UIL Holdings Corp ...........................          2,844
    108,313     e* Union Fenosa S.A. ...........................          1,426
    193,568        Unisource Energy Corp .......................          3,347
    712,568        United Utilities plc ........................          7,158
     29,420        Unitil Corp .................................            730
    354,345        Vectren Corp ................................          8,150
 20,857,503        Verizon Communications, Inc .................        808,094
    184,612      * Vinci S.A. ..................................         10,403
209,803,273        Vodafone Group plc ..........................        382,516
     14,059        Vodafone Group plc (Spon ADR) ...............            255
     30,216        Vodafone-Panafon S.A. .......................            175
     99,284      * West Corp ...................................          1,648
    382,961        Westar Energy, Inc ..........................          3,791
    126,351        Western Gas Resources, Inc ..................          4,656
    403,088     e* Western Wireless Corp (Class A) .............          2,136
    322,912        WGL Holdings, Inc ...........................          7,724
  2,347,545        Williams Cos, Inc ...........................          6,338
    576,658        Wisconsin Energy Corp .......................         14,532
    208,977        WPS Resources Corp ..........................          8,112
  2,496,130     b* Xcel Energy, Inc ............................         27,457
                                                                   ------------
                   TOTAL UTILITIES                                    5,714,119
                                                                   ------------
                   TOTAL COMMON STOCK

                    (COST $72,700,012)                               74,863,380
                                                                   ------------
  PRINCIPAL
  ---------
SHORT TERM INVESTMENTS--2.59%
 CERTIFICATE OF DEPOSIT--0.04%

                   Royal Bank Of Scotland plc
$30,000,000         1.330%, 02/05/03 ...........................         29,998
                                                                   ------------
                   TOTAL CERTIFICATE OF DEPOSIT                          29,998
                                                                   ------------
 COMMERCIAL PAPER--2.05%

                   Aluminum Co of America
 11,600,000         1.200%, 01/02/03 ...........................         11,599
                   American Honda Finance Corp
 32,800,000         1.710%, 01/23/03 ...........................         32,772
 17,970,000         1.320%, 03/07/03 ...........................         17,927


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    43

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                                         VALUE (000)
  ---------                                                        ------------
 COMMERCIAL PAPER--(CONTINUED)
                   Asset Securitization Coop Corp
$25,000,000       c 1.310%, 01/13/03 ...........................   $     24,988
 20,000,000       c 1.320%, 02/14/03 ...........................         19,967
 50,000,000       c 1.320%, 03/03/03 ...........................         49,887
                   Barclays U.S. Funding Corp
  5,830,000         1.320%, 03/13/03 ...........................          5,815
                   Canadian Imperial Holdings, Inc
 50,000,000         1.330%, 01/21/03 ...........................         49,962
                   Cargill, Inc
 25,000,000       c 1.780%, 02/05/03 ...........................         24,967
 36,000,000     c,d 1.320%, 02/21/03 ...........................         35,932
                   CC (USA), Inc
 27,558,000       c 1.380%, 01/06/03 ...........................         27,552
 10,000,000       c 1.780%, 01/17/03 ...........................          9,994
 20,000,000     c,d 1.320%, 02/24/03 ...........................         19,960
 33,304,000       c 1.350%, 02/28/03 ...........................         33,232
                   Ciesco LP
 30,800,000     c,d 1.500%, 01/07/03 ...........................         30,792
 50,000,000       c 1.330%, 02/05/03 ...........................         49,935
                   Citicorp
 50,000,000         1.550%, 01/07/03 ...........................         49,987
 51,000,000       d 1.320%, 03/11/03 ...........................         50,870
                   Coca-Cola Enterprises, Inc
 25,000,000       c 1.310%, 02/19/03 ...........................         24,955
 50,000,000     c,d 1.320%, 03/10/03 ...........................         49,874
                   Corporate Asset Funding Corp, Inc
 36,900,000       c 1.550%, 01/07/03 ...........................         36,891
 29,000,000       c 1.330%, 02/03/03 ...........................         28,964
 34,000,000       c 1.340%, 02/04/03 ...........................         33,957
                   Edison Asset Securitization, LLC
 14,500,000       c 1.320%, 01/09/03 ...........................         14,495
 19,900,000       c 1.330%, 02/19/03 ...........................         19,864
                   Emerson Electric Co
 30,270,000       c 1.180%, 01/02/03 ...........................         30,268
                   Enterprise Funding Corp
 16,036,000       c 1.340%, 01/14/03 ...........................         16,028
 34,120,000       c 1.330%, 02/19/03 ...........................         34,058
                   FCAR Owner Trust I
 13,866,000         1.330%, 03/06/03 ...........................         13,833
                   General Electric Capital Corp
 50,000,000         1.510%, 02/06/03 ...........................         49,933
 51,000,000         1.350%, 02/20/03 ...........................         50,905
                   Govco, Inc
 30,000,000       c 1.310%, 01/13/03 ...........................         29,985
 32,000,000     c,d 1.330%, 02/21/03 ...........................         31,939
 30,000,000       c 1.320%, 03/03/03 ...........................         29,932
                   Greyhawk Funding LLC
 30,000,000       c 1.540%, 01/06/03 ...........................         29,993
 55,000,000     c,d 1.780%, 01/10/03 ...........................         54,979
 15,000,000       c 1.750%, 01/14/03 ...........................         14,992
                   Harley-Davidson Funding Corp
 20,000,000       c 1.320%, 01/22/03 ...........................         19,984
                   Links Finance LLC
 13,000,000       c 1.320%, 02/11/03 ...........................         12,980
                   May Department Stores Co
 10,000,000         1.750%, 01/10/03 ...........................          9,996
                   Moriarty LLC
  2,000,000       c 1.740%, 01/15/03 ...........................          1,999
                   Park Avenue Receivables Corp
 15,000,000       c 1.320%, 01/14/03 ...........................         14,992
 29,907,000       c 1.300%, 02/20/03 ...........................         29,851
                   Preferred Receivables Funding Corp
 48,000,000       c 1.320%, 01/06/03 ...........................         47,989
                   Receivables Capital Corp
$35,400,000       c 1.320%, 01/09/03 ...........................         35,388
                   SBC International, Inc
 21,600,000       c 1.310%, 01/23/03 ...........................         21,582
                   Sigma Finance, Inc
 25,000,000       c 1.770%, 01/30/03 ...........................         24,973
 23,000,000       c 1.340%, 02/28/03 ...........................         22,951
                   Societe Generale North America, Inc
 51,000,000         1.510%, 01/06/03 ...........................         50,989
 15,100,000         1.330%, 02/04/03 ...........................         15,081
 13,000,000         1.330%, 02/20/03 ...........................         12,976
                   UBS Finance, Inc (Delaware)
 21,000,000         1.490%, 01/06/03 ...........................         20,995
 25,000,000         1.325%, 01/09/03 ...........................         24,992
                   Vodafone Group plc
 15,000,000       c 1.650%, 02/12/03 ...........................         14,977
 13,700,000       c 1.330%, 02/13/03 ...........................         13,678
  8,400,000       c 1.330%, 02/14/03 ...........................          8,386
                                                                   ------------
                   TOTAL COMMERCIAL PAPER                             1,546,742
                                                                   ------------
 U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--0.43%

                   Federal Home Loan Bank (FHLB)
    400,000         1.740%, 01/03/03 ...........................            400
     81,000         1.735%, 01/08/03 ...........................             81
 21,000,000         1.680%, 01/17/03 ...........................         20,988
 55,850,000         1.250%, 01/22/03 ...........................         55,808
 30,000,000         1.260%, 01/24/03 ...........................         29,975
 40,000,000       d 2.850%, 04/16/03 ...........................         40,176
                   Federal Home Loan Mortgage Corp (FHLMC)
100,000,000         1.260%, 02/27/03 ...........................         99,802
                   Federal National Mortgage Association (FNMA)
  1,576,000         1.740%, 01/08/03 ...........................          1,576
 21,000,000       d 1.690%, 01/08/03 ...........................         20,994
 10,000,000         1.240%, 01/14/03 ...........................          9,995
 23,500,000         1.680%, 01/15/03 ...........................         23,488
 25,000,000         1.270%, 05/07/03 ...........................         24,890
                                                                   ------------
                   TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES    328,173
                                                                   ------------
 VARIABLE RATE NOTES--0.07%

                   Sigma Finance, Inc
 25,000,000         1.340%, 02/18/03                                     24,998
 25,000,000         1.418%, 10/07/03                                     24,998
                                                                   ------------
                   TOTAL VARIABLE RATE NOTES                             49,996
                                                                   ------------
                   TOTAL SHORT TERM INVESTMENTS
                    (COST $1,954,702)                                 1,954,909
                                                                   ------------
                   TOTAL PORTFOLIO--101.76%

                    (COST $74,730,974)                               76,878,216
                   OTHER ASSETS & LIABILITIES, NET--(1.76%)          (1,327,125)
                                                                   ------------
                   NET ASSETS--100.00%                             $ 75,551,091
                                                                   ============

----------
*  Non-income producing

a  Affiliated holding

b  In bankcruptcy

c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

d All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

e  All or a portion of these securities are out on loan.

f Restricted securities-Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At December 31, 2002, the value of these securities amounted to $76,754,709 or 0.10% of net assets.

j  Security is in default.


44    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - STOCK ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

Additional information on each restricted security is as follows:

SECURITY                                 ACQUISITION DATE    ACQUISITION COST
--------                                 ----------------    ----------------
Air Canada, Inc                              01/23/89          $   493,515
Baring Vostok L.P.                           02/12/01            9,259,387
BB Bioventures L.P.                          03/24/98           14,724,615
Belo Corp (Class B)                          05/23/88            1,900,588
Claire's Stores, Inc (Class A)               12/07/92              411,235
Dow Jones & Co, Inc (Class B)                07/31/86            6,128,067
Imperial Credit Industries                   12/27/01                    0
International Hydron (Liquidating Trust)     11/13/97                    0
Lee Enterprises, Inc (Class A)               03/31/86               60,768
MPM Bioventures II QP, LP                    02/28/00           15,321,389
Priority Healthcare Corp (Class A)           01/04/99              840,339
                                                               -----------
                                                               $49,139,903
                                                               ===========

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the accounts use more specific industry categories in following their investment limitations on industry concentration.



                     TRANSACTIONS WITH AFFILIATED COMPANIES
                      JANUARY 1, 2002 -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

                         VALUE AT        PURCHASE                     REALIZED     DIVIDEND       SHARES AT          VALUE AT
ISSUE               DECEMBER 31, 2001      COST        PROCEEDS      GAIN (LOSS)    INCOME    DECEMBER 31, 2002  DECEMBER 31, 2002
-----               -----------------  -----------   -----------    ------------  ----------  -----------------  -----------------
Autoliv, Inc          $125,821,404     $ 8,295,038   $23,646,858   $     28,942   $2,502,091       5,477,946      $114,653,410
Baring Vostok L.P.       5,092,719       4,166,667         --             --         118,242       9,343,486         8,464,264
Bethlehem Steel Corp     3,869,269           --          679,535    (13,280,866)       --              --                *
CMS Energy Corp              **         13,375,318     8,816,545     (1,783,627)   2,447,481           --                *
Martek Biosciences
  Corp                  29,544,809         564,086     2,229,380      1,257,875        --          1,321,031        33,237,140
Max Re Capital Ltd           **          8,644,244       631,129       (160,667)     164,469       2,250,492        24,800,422
                      ------------     -----------   -----------   ------------   ----------       ---------      ------------
TOTAL AFFILIATED
TRANSACTIONS          $164,328,201     $35,045,353   $36,003,447   $(13,938,343)  $5,232,283                      $181,155,236
                      ============     ===========   ===========   ============   ==========                      ============

----------
** Not an Affiliate as of December 31, 2001
*  Not an Affiliate as of December 31, 2002





                       SEE NOTES TO FINANCIAL STATEMENTS


                       2002 ANNUAL REPORT College Retirement Equities Fund    45

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

                               Summary by Country

                                                    VALUE (000)             %
                                                    -----------          ------
DOMESTIC:
   United States .................................. $2,872,765            50.77%
                                                    ----------           ------
   TOTAL DOMESTIC                                    2,872,765            50.77
                                                    ----------           ------
Foreign:
   Australia ......................................    107,579             1.90
   Austria ........................................        967             0.02
   Belgium ........................................     10,095             0.18
   Bermuda ........................................     18,813             0.33
   Canada .........................................    139,273             2.46
   Denmark ........................................      7,040             0.12
   Finland ........................................     36,833             0.65
   France .........................................    193,823             3.43
   Germany ........................................     94,883             1.68
   Greece .........................................      2,646             0.05
   Hong Kong ......................................     34,965             0.62
   Ireland ........................................     15,469             0.27
   Italy ..........................................     48,340             0.85
   Japan ..........................................    485,776             8.59
   Korea ..........................................      6,865             0.12
   Luxembourg .....................................      9,453             0.17
   Netherlands ....................................    211,076             3.73
   New Zealand ....................................      4,033             0.07
   Norway .........................................      4,174             0.07
   Portugal .......................................      2,610             0.05
   Singapore ......................................     16,154             0.29
   South Africa ...................................      6,187             0.11
   Spain ..........................................     94,658             1.67
   Sweden .........................................     32,751             0.58
   Switzerland ....................................    319,780             5.65
   United Kingdom .................................    574,486            10.15
                                                    ----------           ------
   TOTAL FOREIGN                                     2,478,729            43.81
   SHORT TERM INVESTMENTS                              306,734             5.42
                                                    ----------           ------
   TOTAL PORTFOLIO                                  $5,658,228           100.00%
                                                    ==========           ======

                         ------------------------------

   SHARES                                                            VALUE (000)
   ------                                                            -----------
PREFERRED STOCK--0.13%
 CONSUMER CYCLICAL--0.12%

      1,127        Fiat S.p.A. .................................   $          5
      1,920      * Hugo Boss AG. ...............................             19
    779,394        News Corp Ltd ...............................          4,191
      4,024      * Porsche AG. .................................          1,672
     24,027        Volkswagen AG. ..............................            623
                                                                   ------------
                   TOTAL CONSUMER CYCLICAL                                6,510
                                                                   ------------
 CONSUMER NON-CYCLICAL--0.01%

      8,994      * Henkel Kgaa .................................            569
                                                                   ------------
                   TOTAL CONSUMER NON-CYCLICAL                              569
                                                                   ------------
                   TOTAL PREFERRED STOCK

                    (COST $7,858)                                         7,079
                                                                   ------------
COMMON STOCK--97.21%

 AEROSPACE AND DEFENSE--0.69%

    359,624        BAE Systems plc .............................            718
     88,551        Boeing Co ...................................          2,921
     53,531        European Aeronautic Defense & Space Co ......            553
    317,970        General Dynamics Corp .......................         25,237
     62,535        Lockheed Martin Corp ........................          3,611
      5,357      * Northrop Grumman Corp .......................            520
     33,868        PerkinElmer, Inc ............................            279
     41,879      * Raytheon Co .................................          1,288
     46,034        Rockwell Collins, Inc .......................          1,071
     55,676        Rolls-Royce plc .............................             96
    118,157        Smiths Group plc ............................          1,323
     16,140        Zodiac S.A. .................................            328
                                                                   ------------
                   TOTAL AEROSPACE AND DEFENSE                           37,945
                                                                   ------------
 BASIC INDUSTRIES--5.85%

    272,020        Abitibi-Consolidated, Inc (Canada) ..........        $ 2,089
      2,308      * Acciona S.A. ................................             95
      7,906        Acerinox S.A. ...............................            290
     16,058        ACS Actividades de Construccion y Servicios S.A.         516
    320,595        Air Products & Chemicals, Inc ...............         13,705
     40,238        Akzo Nobel NV ...............................          1,276
    169,524        Alcan, Inc (Canada) .........................          4,972
      2,700      * Alcan, Inc (US) .............................             80
    101,458        Alcoa, Inc ..................................          2,311
  1,271,260        Alumina Ltd .................................          3,508
  1,647,108        Amcor Ltd ...................................          7,874
    768,634      * Arcelor .....................................          9,453
    279,642        Asahi Kasei Corp ............................            693
     19,716        Avery Dennison Corp .........................          1,204
    100,493        Barratt Developments plc ....................            633
    204,412        Barrick Gold Corp ...........................          3,151
     42,499      * Barrick Gold Corp (U.S.) ....................            655
     67,798        BASF AG. ....................................          2,554
    113,467        Bayer AG. ...................................          2,381
     46,189        Berkeley Group plc ..........................            441
  1,821,416        BHP Billiton Ltd ............................         10,410
    600,188        BHP Billiton plc ............................          3,206
    143,689      * BHP Steel Ltd ...............................            261
     21,539        Black & Decker Corp .........................            924
     13,502        BOC Group plc ...............................            193
      1,653        Boehler-Uddeholm AG. ........................             77
    137,536        Boral Ltd ...................................            337
        439        BPB plc .....................................              2
     13,855        Buhrmann NV .................................             60
        236        Carillion plc ...............................              0
    118,769        Carter Holt Harvey Ltd ......................            109
      3,877        Centex Corp .................................            195
     61,000        Cheung Kong Infrastructure Holdings Ltd .....            104
     11,693        Ciba Specialty Chemicals AG. (Regd) .........            815
     53,970        Compagnie De Saint-Gobain ...................          1,584
    423,815      * Corus Group plc .............................            186
     62,825        CRH plc (Ireland) ...........................            775
      8,452        CRH plc (United Kingdom) ....................            105
    178,209        CSR Ltd .....................................            634
  2,455,221        Daicel Chemical Industries Ltd ..............          6,931
    230,000      * Dainippon Ink & Chemicals, Inc ..............            368
     25,595        Daito Trust Construction Co Ltd .............            566
     73,779        Daiwa House Industry Co Ltd .................            415
    106,536        Dofasco, Inc ................................          1,886
     85,600        Domtar, Inc .................................            851
    114,099      * Dow Chemical Co .............................          3,389
    149,493        Du Pont (E.I.) de Nemours & Co ..............          6,339
     53,000        Fletcher Building Ltd .......................             93
     87,192      * Fletcher Challenge Forests Ltd ..............             45
     25,906        Fluor Corp ..................................            725
     12,660        Fomento de Construcciones y Contratas S.A. ..            284
        552        Forbo Holding AG. (Regd) ....................            164
     13,871        Georgia-Pacific Corp ........................            224
     23,686        Grupo Dragados S.A. .........................            403
      1,200        Heidelberger Zement AG. (Belgium) ...........             44
      3,597        Heidelberger Zement AG. (Germany) ...........            133
      1,200      * Heidelberger Zement AG. (Strip Vvpr) ........              0
      4,377        Hellenic Technodomiki Tev S.A. ..............             27
      3,714        Hoganas AB (B Shs) ..........................             70
      2,523        Holcim Ltd (Br) .............................            458
      3,487      * Holcim Ltd (Regd) ...........................            120
      6,705        Holmen AB (B Shs) ...........................            163
     33,534        Iluka Resources Ltd .........................             87
      3,252        Imerys S.A. .................................            411
    373,727        Imperial Chemical Industries plc ............          1,384
     86,261      * Inco Ltd Co (U.S.) ..........................          1,823


                       SEE NOTES TO FINANCIAL STATEMENTS


46    College Retirement Equities Fund  2002 ANNUAL REPORT

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 BASIC INDUSTRIES--(CONTINUED)
     70,856        International Paper Co ......................   $      2,478
        310     e* Ishihara Sangyo Kaisha Ltd ..................              0
     32,652        Italcementi S.p.A. ..........................            329
     24,646        James Hardie Industries NV ..................             95
     50,365     e* JFE Holdings, Inc ...........................            612
     30,753        Johnson Matthey plc .........................            396
  1,964,000      e Kajima Corp .................................          4,386
     46,000        Kaneka Corp .................................            246
     81,084        Kimberly-Clark Corp .........................          3,849
     57,000      * Kinden Corp .................................            204
     18,803      * Lafarge S.A. (Br) ...........................          1,417
     12,348      * L'Air Liquide S.A. ..........................          1,629
     50,110        Leighton Holdings Ltd .......................            287
     22,556        Linde AG. ...................................            828
    479,752      * Lonza Group AG. (Regd) ......................         29,145
     86,204        Masco Corp ..................................          1,815
    124,893      e Matsushita Electric Works Ltd ...............            772
      1,984        Mayr-Melnhof Karton AG. .....................            147
     45,905        MeadWestvaco Corp ...........................          1,134
  3,007,036        MIM Holdings Ltd ............................          2,557
    317,182      * Mitsubishi Chemical Corp ....................            633
     84,642        Mitsubishi Gas Chemical Co, Inc .............            118
    227,215      * Mitsubishi Materials Corp ...................            249
     48,000      * Mitsubishi Paper Mills Ltd ..................             58
    111,000        Mitsui Chemicals, Inc .......................            495
     35,000        Mitsui Mining & Smelting Co Ltd .............             81
    735,566        Monsanto Co .................................         14,160
     24,000      * NatSteel Ltd ................................             29
      1,770      * New World Infrastucture Ltd .................              0
     37,132        Newcrest Mining Ltd .........................            151
     56,954        Newmont Mining Corp .........................          1,653
     57,000        Nippon Kayaku Co Ltd ........................            212
     66,000        Nippon Sanso Corp ...........................            200
    878,207        Nippon Steel Corp ...........................          1,029
         67        Nippon Unipac Holding .......................            291
        684        Nishimatsu Construction Co Ltd ..............              2
      1,000        Nissan Chemical Industries Ltd ..............              4
    124,961        Noranda, Inc ................................          1,124
     28,369        Nova Chemicals Corp .........................            519
     19,849      * Nucor Corp ..................................            820
        158        Obayashi Corp ...............................              0
    924,588        OJI Paper Co Ltd ............................          3,974
     14,000        Okumura Corp ................................             45
    216,469        OneSteel Ltd ................................            219
     73,463        Orica Ltd ...................................            434
     33,283        Outokumpu Oyj ...............................            290
    111,307        PaperlinX Ltd ...............................            319
      1,247        Pechiney S.A. (A Shs) .......................             44
     25,422      * Phelps Dodge Corp ...........................            805
     51,318        Placer Dome, Inc ............................            580
      2,000        Placer Dome, Inc (U.S.) .....................             23
     21,841        Potash Corp Of Saskatchewan .................          1,378
     18,484        PPG Industries, Inc .........................            927
    475,241        Praxair, Inc ................................         27,455
      7,217      * RHI AG. .....................................             56
    208,367        Rio Tinto Ltd ...............................          3,983
    144,031        Rio Tinto plc ...............................          2,875
     30,704        Rohm & Haas Co ..............................            997
      1,246        Sapa AB .....................................             23
    219,800      * Sappi Ltd ...................................          2,933
      2,679      * Sealed Air Corp .............................            100
    126,544        Sekisui Chemical Co Ltd .....................            327
    106,816        Sekisui House Ltd ...........................            756
    171,000      * SembCorp Marine Ltd .........................             89
     33,026        Sherwin-Williams Co .........................            933
    804,000        Shimizu Corp ................................          2,012
    400,684        Shin-Etsu Chemical Co Ltd ...................         13,134
     25,000     e* Showa Denko KK ..............................             32
     16,220        Sigma-Aldrich Corp ..........................            790
     53,104        Skanska AB (B Shs) ..........................            311
    102,628      * SNIA S.p.A. .................................            195
     10,772        Solvay S.A. .................................            743
      7,571        Ssab Svenskt Stal AB (Series A) .............             89
      3,444        Ssab Svenskt Stal AB (Series B) .............             39
     24,188        Stanley Works ...............................            836
     96,181        Stora Enso Oyj (R Shs) ......................          1,014
      7,000      e Sumitomo Bakelite Co Ltd ....................             29
    850,860        Sumitomo Chemical Co Ltd ....................          3,363
     30,000        Sumitomo Forestry Co Ltd ....................            157
    382,502      * Sumitomo Metal Industries Ltd ...............            139
     11,000        Sumitomo Metal Mining Co Ltd ................             46
     31,000      * Sumitomo Osaka Cement Co Ltd ................             41
     50,701        Svenska Cellulosa AB (B Shs) ................          1,711
     18,668        Syngenta AG. ................................          1,081
    175,037        Taiheiyo Cement Corp ........................            221
     16,199        Taisei Corp .................................             26
     60,256        Taylor Woodrow plc ..........................            164
     32,653        Technical Olympic S.A. ......................            112
     28,527      * ThyssenKrupp AG. ............................            322
     99,400        Tokyo Ohka Kogyo Co Ltd .....................          1,341
     10,000        Tosoh Corp ..................................             24
     26,833        Tostem Inax Holding Corp ....................            407
     63,700        Toto Ltd ....................................            236
     36,100        Toyo Seikan Kaisha Ltd ......................            430
     10,838        Trelleborg AB (B Shs) .......................             88
    140,000      * UBE Industries Ltd ..........................            140
     40,848        UPM-Kymmene Oyj .............................          1,312
      2,016      * Uponor Oyj ..................................             41
      3,426      * Viohalco S.A. ...............................             14
      1,146      * Washington Group International, Inc Wts 03/11/03           0
    905,331        Weyerhaeuser Co .............................         44,551
    158,688        Wimpey (George) plc .........................            680
  1,248,230      * WMC Resources Ltd ...........................          2,966
  1,621,461        Wolseley plc ................................         13,613
                                                                   ------------
                   TOTAL BASIC INDUSTRIES                               321,430
                                                                   ------------
CONSUMER CYCLICAL--10.60%

     24,866        Accor S.A. ..................................            753
      8,700        Aderans Co Ltd ..............................            194
     38,402     e* Aeon Co Ltd .................................            909
    590,318      * AOL Time Warner, Inc ........................          7,733
     13,106        Aoyama Trading Co Ltd .......................            181
     12,508        Aristocrat Leisure Ltd ......................             33
     22,203        Arnoldo Mondadori Editore S.p.A. ............            137
     13,800        Asatsu-DK, Inc ..............................            245
      9,400        Autobacs Seven Co Ltd .......................            189
     14,578      * Autogrill S.p.A. ............................            114
  2,005,670        Autoliv, Inc ................................         41,979
     37,934      * Bed Bath & Beyond, Inc ......................          1,310
         76        Bekaert S.A. ................................              3
     22,474        Benetton Group S.p.A. .......................            200
     86,369      e Bridgestone Corp ............................          1,070
  2,168,938      * British Sky Broadcasting Group plc ..........         22,312
     22,833        Canadian Tire Corp (Class A) ................            469
     14,083        Canal Plus ..................................             66
     78,086        Carlton Communications plc ..................            169
     54,686        Carnival Corp ...............................          1,364
  1,131,768      * Clear Channel Communications, Inc ...........         42,204
    130,392        Coles Myer Ltd ..............................            463
    172,137      * Comcast Corp ................................          4,057
    132,423      * Comcast Corp Special ........................          2,991
    345,074        Compass Group plc ...........................          1,833
     26,301      * Continental AG. .............................            404
    656,965      * Cox Communications, Inc (Class A) ...........         18,658


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    47

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 CONSUMER CYCLICAL--(CONTINUED)
     10,193        Cycle & Carriage Ltd ........................   $         20
     47,000     e* Daiei, Inc ..................................             51
     85,181        Daily Mail & General Trust plc ..............            797
        685        Daimaru, Inc ................................              2
    221,979        DaimlerChrysler AG. (Regd) ..................          6,790
     10,698      e DaimlerChrysler AG. (U.S.) ..................            328
     54,389        Dana Corp ...................................            640
    122,756        David Jones Ltd .............................             75
     65,173      * Delphi Corp .................................            525
     83,213        Denso Corp ..................................          1,365
      1,068        D'ieteren S.A. ..............................            145
      7,580      * Douglas Holding AG. .........................            127
     51,484      * Eastman Kodak Co ............................          1,804
    198,647        EMI Group plc ...............................            445
     24,231      * Eniro AB ....................................            153
    801,551      * Esprit Holdings Ltd .........................          1,352
     16,990        Fairmont Hotels & Resorts, Inc ..............            394
    704,063        Family Dollar Stores, Inc ...................         21,974
     10,630        Fast Retailing Co Ltd .......................            374
     31,060      * Federated Department Stores, Inc ............            893
     35,294        Fiat S.p.A. .................................            287
     11,605        Fisher & Paykel Appliances Holdings Ltd .....             61
     11,141        Fisher & Paykel Healthcare Corp .............             55
    230,289        Ford Motor Co ...............................          2,142
    670,620        Fuji Photo Film Co Ltd ......................         21,870
         89        Fuji Television Network, Inc ................            358
     37,992        Gannett Co, Inc .............................          2,728
    112,100        Gap, Inc ....................................          1,740
     23,292      * Gemstar-TV Guide International, Inc .........             76
     74,060        General Motors Corp .........................          2,730
    100,584      * General Motors Corp (Class H) ...............          1,076
     31,272        Genuine Parts Co ............................            963
    188,095        Giordano International Ltd ..................             74
    100,537        GKN plc .....................................            325
     48,948        Goodyear Tire & Rubber Co ...................            333
    321,417        Granada plc .................................            413
      3,664      * Greek Organization of Football Prognostics S.A.           39
     17,388        Groupe Bruxelles Lambert S.A. ...............            712
      4,535        Gruppo Editoriale L'Espresso S.p.A. .........             15
     77,338        Gunze Ltd ...................................            285
     47,000        Guocoland Ltd ...............................             19
    328,083        GUS plc .....................................          3,048
    959,000      e Hankyu Department Stores, Inc ...............          4,631
     51,480        Harley-Davidson, Inc ........................          2,378
     20,259      * Harrah's Entertainment, Inc .................            802
      4,751        Harvey Norman Holdings Ltd ..................              7
      1,589        Hellenic Duty Free Shops S.A. ...............             10
    131,628        Hennes & Mauritz AB (B Shs) .................          2,538
    220,640        Hilton Group plc ............................            593
     15,700        Hilton Hotels Corp ..........................            200
      9,000        Hino Motors Ltd .............................             31
    266,276      e Honda Motor Co Ltd ..........................          9,850
    174,855        Hudson's Bay Co .............................            987
     57,289        Independent News & Media plc ................             90
     28,400        Independent Newspapers Ltd ..................             45
     27,588        Inditex S.A. ................................            652
     10,225      * International Game Technology ...............            776
     53,902        Interpublic Group Of Cos, Inc ...............            759
      1,550        Intrawest Corp ..............................             18
     53,079      e Isetan Co Ltd ...............................            364
     55,914        Ito-Yokado Co Ltd ...........................          1,649
     11,944        Johnson Controls, Inc .......................            958
     14,834      * Jones Apparel Group, Inc ....................            526
        785      * Kanebo Ltd ..................................              1
     25,117        Kesko Oyj (B Shs) ...........................            319
    110,690      * Kia Motors Corp .............................            821
  4,879,910        Kingfisher plc ..............................         17,480
     49,575      * Kohl's Corp .................................          2,774
     12,478        Konami Corp .................................            288
     38,479        Koninklijke Vendex KBB NV ...................            418
     25,042        Lagardere S.C.A. ............................          1,017
      8,500        Lawson, Inc .................................            205
    334,941      * Liberty Media Corp (Class A) ................          2,994
     68,996        Limited Brands, Inc .........................            961
      5,400        Liz Claiborne, Inc ..........................            160
     47,552        LVMH Moet Hennessy Louis Vuitton S.A. .......          1,954
    751,531        Marks & Spencer Group plc ...................          3,811
     39,019      * Marriott International, Inc (Class A) .......          1,283
     15,000      * Marui Co Ltd ................................            147
    347,510      e Matsushita Electric Industrial Co Ltd .......          3,426
     20,334        May Department Stores Co ....................            467
         45        Maytag Corp .................................              1
    197,112      * McDonald's Corp .............................          3,170
     26,164        McGraw-Hill Cos, Inc ........................          1,581
    112,732        Mediaset S.p.A. .............................            859
     18,493        Michelin (C.G.D.E.) (B Shs) .................            638
     91,000     e* Mitsukoshi Ltd ..............................            189
      7,377      * Modern Times Group AB (B Shs) ...............             60
        200      * Mycal Corp ..................................              0
      9,396        Namco Ltd ...................................            157
     11,245        New York Times Co (Class A) .................            514
    403,039        News Corp Ltd ...............................          2,605
     80,986        Next plc ....................................            960
     14,723        NGK Insulators Ltd ..........................             80
     14,469        Nike, Inc (Class B) .........................            643
     16,467        Nintendo Co Ltd .............................          1,533
     44,810        Nippon Television Network Corp ..............          6,684
    342,332        Nissan Motor Co Ltd .........................          2,671
     31,000      * Nisshinbo Industries, Inc ...................            108
     32,655        Omnicom Group, Inc ..........................          2,110
     18,000      * Onward Kashiyama Co Ltd .....................            141
      7,766        Oriental Land Co Ltd ........................            471
     14,000        Overseas Union Enterprise Ltd ...............             47
    158,423        P & O Princess Cruises plc ..................          1,099
    214,600        Paris Miki, Inc .............................          3,022
     90,535      * Park Place Entertainment Corp ...............            760
    130,191        Pearson plc .................................          1,204
     64,326        Peugeot Citroen S.A. ........................          2,623
      7,305        Pinault-Printemps-Redoute S.A. ..............            537
     12,638        Pioneer Corp ................................            237
     11,638      * Pt Multimedia Servicos de Telecomunicacoes
                     Multimedia SGPS S.A. ......................            122
      6,995      * Publicis Groupe S.A. ........................            148
    318,870      * Publishing & Broadcasting Ltd ...............          1,553
    163,138      * Puma AG. Rudolf Dassler Sport ...............         11,133
     30,651        Quebecor World, Inc .........................            679
     67,746        Rank Group plc ..............................            291
     17,200        Reader's Digest Association, Inc (Class A) ..            260
    823,048        Reed Elsevier NV ............................         10,062
    460,204        Reed Elsevier plc ...........................          3,941
     79,398        Renault S.A. ................................          3,731
    102,053        Reuters Group plc ...........................            292
     11,850        Saizeriya Co Ltd ............................            176
    216,900        Sankyo Co Ltd (Gunma) .......................          5,401
    193,901        Sanyo Electric Co Ltd .......................            505
     20,528        SCMP Group Ltd ..............................              9
     28,064        Sears Roebuck & Co ..........................            672
    730,045      * Seat-Pagine Gialle S.p.A. ...................            497
     12,470     e* Sega Corp ...................................            123
     62,000     e* Seiyu Ltd ...................................            181
     42,451      e Seven-Eleven Japan Co Ltd ...................          1,295
    140,002        Shangri-La Asia Ltd .........................             92
     26,753        Shangri-La Asia Ltd (Singapore) .............             17


                       SEE NOTES TO FINANCIAL STATEMENTS


48    College Retirement Equities Fund  2002 ANNUAL REPORT

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 CONSUMER CYCLICAL--(CONTINUED)
    101,450        Sharp Corp ..................................   $        963
     55,800        Shaw Communications, Inc (Class B) ..........            573
     16,400        Shimachu Co Ltd .............................            332
        341        Shimamura Co Ltd ............................             22
    346,149        Signet Group plc ............................            379
     14,280      * Silverstone Berhad ..........................              0
     40,935        Singapore Press Holdings Ltd ................            430
     95,726        Six Continents plc ..........................            774
     28,300        Sky City Entertainment Group Ltd ............            120
      9,037      e Skylark Co Ltd ..............................            120
     11,247        Societe Television Francaise 1 (T.F.1) ......            300
    607,895        Sony Corp ...................................         25,408
     46,913      * Starbucks Corp ..............................            956
     11,200      * Starwood Hotels & Resorts Worldwide, Inc ....            266
          1        Stockmann AB (B Shs) ........................              0
    152,546        TAB Ltd .....................................            260
    765,200        TABCORP Holdings Ltd ........................          4,589
  1,058,131      e Takashimaya Co Ltd ..........................          4,146
    133,767        Target Corp .................................          4,013
    134,075      e Teijin Ltd ..................................            321
     34,600        Television Broadcasts Ltd ...................            109
     76,628        Thomson Corp ................................          2,037
      5,761        Tiffany & Co ................................            138
     71,476        TJX Cos, Inc ................................          1,395
        340        Toho Co Ltd .................................              3
     14,654      e Tokyo Broadcasting System, Inc ..............            184
    102,000        Toray Industries, Inc .......................            217
    704,894        Toyota Motor Corp ...........................         18,948
     37,111        Tribune Co ..................................          1,687
     32,937        TUI AG. .....................................            551
      4,000        UNY Co Ltd ..................................             39
      1,940        Valeo S.A. ..................................             61
      1,718        Valora Holding AG. ..........................            329
     23,618        VF Corp .....................................            851
    211,652      * Viacom, Inc (Class B) .......................          8,627
     24,800        Visteon Corp ................................            173
  1,059,761        Vivendi Universal S.A. ......................         17,115
     46,875      e Vivendi Universal S.A. (Spon ADR) ...........            753
     51,181        VNU NV ......................................          1,335
     33,621        Volkswagen AG. ..............................          1,217
      1,430        Volvo AB (A Shs) ............................             22
     42,592        Volvo AB (B Shs) ............................            694
        945        Wacoal Corp .................................              7
  1,437,910        Wal-Mart Stores, Inc ........................         72,629
    263,583      * Walt Disney Co ..............................          4,299
     18,667        Warehouse Group Ltd .........................             71
     14,073        Whirlpool Corp ..............................            735
     44,718        Whitbread plc ...............................            389
     34,895        Wolters Kluwer NV ...........................            608
    330,183        Woolworths Ltd ..............................          2,120
      8,600      e World Co Ltd ................................            165
  3,832,436        WPP Group plc ...............................         29,276
     51,334      * Yahoo!, Inc .................................            839
     21,500        Yamada Denki Co Ltd .........................            454
     29,202      * Yum! Brands, Inc ............................            707
                                                                   ------------
                   TOTAL CONSUMER CYCLICAL                              582,673
                                                                   ------------
 CONSUMER NON-CYCLICAL--10.28%

      8,341        Adidas-Salomon AG. ..........................            709
     16,799      * AGFA Gevaert NV .............................            375
    552,541        Ajinomoto Co, Inc ...........................          5,769
     67,698        Albertson's, Inc ............................          1,507
     61,216        Altadis S.A. ................................          1,397
     42,794     e* Amazon.Com, Inc .............................            808
    125,309        Anheuser-Busch Cos, Inc .....................          6,065
     50,255        Archer Daniels Midland Co ...................            623
     96,706      e Asahi Breweries Ltd .........................            634
    494,731        Avon Products, Inc ..........................         26,651
      4,088        Bang & Olufsen A/S (B Shs) ..................             83
     39,938      * Best Buy Co, Inc ............................            965
    129,977        Boots Co plc ................................          1,226
  1,367,310        British American Tobacco plc ................         13,659
    455,515      * BRL Hardy Ltd ...............................          1,808
     64,971        Bunzl plc ...................................            397
    258,074        Cadbury Schweppes plc .......................          1,608
     51,797        Campbell Soup Co ............................          1,216
        742        Carlsberg A/S (A Shs) .......................             30
        362        Carlsberg A/S (B Shs) .......................             16
        815      * Carmax, Inc .................................             15
     67,247        Carrefour S.A. ..............................          2,994
      5,396        Casino Guichard-Perrachon A Wts 12/15/03 ....            401
        785      * Casino Guichard-Perrachon B Wts 12/15/05 ....              1
         95      * Circuit City Stores, Inc (Circuit City Group)              1
     32,983        Clorox Co ...................................          1,361
     88,014        Coca-Cola Amatil Ltd ........................            261
  1,152,811        Coca-Cola Co ................................         50,516
     82,990        Compagnie Financiere Richemont AG. (Units) (A Shs)     1,549
     68,112        Conagra Foods, Inc ..........................          1,703
     52,827      * Costco Wholesale Corp .......................          1,482
     40,728        CVS Corp ....................................          1,017
     17,231        Danisco A/S .................................            585
     27,530      * Del Monte Foods Co ..........................            212
      5,279        Delhaize Group ..............................             98
  1,981,213        Diageo plc ..................................         21,529
    147,400     e* Doutor Coffee Co Ltd ........................          2,497
     31,989      * eBay, Inc ...................................          2,169
     44,027        Electrolux AB Series B ......................            695
     23,666        Essilor International S.A. ..................            975
    228,904        Foster's Group Ltd ..........................            580
     24,968        Fraser & Neave Ltd ..........................            112
    307,400      e Fuji Oil Co Ltd .............................          2,746
    849,960        General Mills, Inc ..........................         39,906
    120,425        Gillette Co .................................          3,656
     48,332      * Givaudan S.A. (Regd) ........................         21,672
  2,995,739        Goodman Fielder Ltd .........................          3,003
     25,063        Greencore Group plc .........................             67
    154,955        Groupe Danone ...............................         20,847
     61,645      * H.J. Heinz Co ...............................          2,026
     28,549        Heineken NV .................................          1,114
     33,210      * Hite Brewery Co Ltd .........................          1,375
    331,388        Home Depot, Inc .............................          7,940
     52,511        Imperial Tobacco Group plc ..................            892
     31,454        Interbrew S.A. ..............................            743
      8,840      * International Flavors & Fragrances, Inc .....            310
        137        Japan Tobacco, Inc ..........................            917
      2,252      * Jeronimo Martins SGPS S.A. ..................             16
    508,523      e Kao Corp ....................................         11,163
     14,800        Katokichi Co, Ltd ...........................            222
     16,541        Kerry Group (Class A) .......................            221
     51,320      e Kirin Brewery Co Ltd ........................            327
    157,660        Kose Corp ...................................          5,022
     32,100      * Kraft Foods, Inc (Class A) ..................          1,250
    104,185      * Kroger Co ...................................          1,610
    213,645        Li & Fung Ltd ...............................            203
     49,887        Loblaw Cos Ltd ..............................          1,690
     92,545        L'Oreal S.A. ................................          7,046
    334,188        Lowe's Cos ..................................         12,532
     29,490        Luxottica Group S.p.A. ......................            389
     40,754      * Mattel, Inc .................................            780
      6,000      * Meiji Seika Kaisha Ltd ......................             18
     21,388        Metro AG. ...................................            516
     89,559      * Molson, Inc (A Shs) .........................          1,896
    127,110        Nestle S.A. (Regd) ..........................         26,935
     33,712        Newell Rubbermaid, Inc ......................          1,022


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    49

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 CONSUMER NON-CYCLICAL--(CONTINUED)
     41,717        Nichirei Corp ...............................   $        117
     55,216      e Nippon Meat Packers, Inc ....................            551
     58,998        Nisshin Seifun Group, Inc ...................            393
      1,095        Nissin Food Products Co Ltd .................             24
     30,910        Orkla ASA ...................................            526
     52,216      * PAN Fish ASA ................................              5
    163,909        Parmalat Finanziaria S.p.A. .................            390
    535,364        Pepsi Bottling Group, Inc ...................         13,759
    964,205        PepsiCo, Inc ................................         40,709
     14,409        Pernod-Ricard ...............................          1,396
    291,645        Philip Morris Cos, Inc ......................         11,820
    764,194        Procter & Gamble Co .........................         65,675
     41,419      e QP Corp .....................................            328
     29,500      * RadioShack Corp .............................            553
  1,386,915        Reckitt Benckiser plc .......................         26,905
    256,600        Rinnai Corp .................................          5,849
     31,522        Royal Ahold NV ..............................            400
     87,685        Safeway plc .................................            301
     57,068      * Safeway, Inc ................................          1,333
    296,844        Sainsbury (J) plc ...........................          1,332
     24,000      e Sapporo Breweries Ltd .......................             40
    108,964        Sara Lee Corp ...............................          2,453
    153,209        Scottish & Newcastle plc ....................          1,143
     22,000        Shiseido Co Ltd .............................            286
     21,016      * Singapore Food Industries Ltd ...............              8
     14,000      * Snow Brand Milk Products Co Ltd .............             20
         33        Societe BIC S.A. ............................              1
    106,636        Southcorp Ltd ...............................            276
     63,932      * Staples, Inc ................................          1,170
     51,991        Swedish Match AB ............................            409
        204        Takara Holdings, Inc ........................              1
    173,190        Tate & Lyle plc .............................            878
    924,827        Tesco plc ...................................          2,888
        830        The Swatch Group AG. (Br) ...................             69
     16,505        The Swatch Group AG. (Regd) .................            279
     62,421      * Toys "R" Us, Inc ............................            624
    555,009        Unilever NV (Cert) ..........................         34,101
    599,465        Unilever plc ................................          5,704
    133,688        Walgreen Co .................................          3,902
     81,030        Waterford Wedgwood plc (Units) ..............             42
     26,360      * Weston (George) Ltd .........................          1,506
     38,000        Yakult Honsha Co Ltd ........................            433
                                                                   ------------
                   TOTAL CONSUMER NON-CYCLICAL                          564,970
                                                                   ------------
 ENERGY--8.35%

     42,025        Anadarko Petroleum Corp .....................          2,013
    665,527        Apache Corp .................................         37,928
    911,325        Baker Hughes, Inc ...........................         29,336
  1,298,141        BG Group plc ................................          5,601
      9,499      * BJ Services Co ..............................            307
  7,003,236        BP plc ......................................         48,142
     96,929        BP plc (Spon ADR) ...........................          3,940
    608,435        Burlington Resources, Inc ...................         25,950
     83,103        Canadian Natural Resources Ltd ..............          2,462
    607,898        Centrica plc ................................          1,674
    155,995        ChevronTexaco Corp ..........................         10,371
  2,769,000        CNOOC Ltd ...................................          3,604
     18,977        Devon Energy Corp ...........................            871
     15,074        Enbridge, Inc ...............................            407
    224,424        EnCana Corp .................................          6,930
      7,068        Energy Developments Ltd .....................             10
    651,928        ENI S.p.A. ..................................         10,365
  2,804,282        Exxon Mobil Corp ............................         97,982
     43,213        Fortum Oyj ..................................            283
     38,815        Gas Natural SDG S.A. ........................            736
     30,290      * GlobalSantaFe Corp ..........................            737
     40,437        Halliburton Co ..............................            757
  2,502,770        Hong Kong & China Gas Co Ltd ................          3,241
     49,653        Husky Energy, Inc ...........................            518
    435,646        IHC Caland NV ...............................         22,995
     18,139        Imperial Oil Ltd ............................            515
     14,554        Italgas S.p.A. ..............................            198
      4,952        Kerr-McGee Corp .............................            219
     28,490        Marathon Oil Corp ...........................            607
     31,495      * Nabors Industries Ltd .......................          1,111
     66,443        Nexen, Inc ..................................          1,440
     25,000      * Nippon Mining Holdings, Inc .................             33
    245,138        Nippon Oil Corp .............................          1,111
      6,900      * Noble Corp ..................................            243
     30,958        Norsk Hydro ASA .............................          1,388
     52,863        Occidental Petroleum Corp ...................          1,504
      5,151        OMV AG. .....................................            506
  1,967,203        Origin Energy Ltd ...........................          4,110
    268,555        Osaka Gas Co Ltd ............................            663
     18,300      * Penn West Petroleum Ltd .....................            475
    133,325        Petro-Canada ................................          4,128
    105,113      * Repsol YPF S.A. .............................          1,390
  1,109,899        Royal Dutch Petroleum Co ....................         48,860
    115,022        Santos Ltd ..................................            390
     90,435        Schlumberger Ltd ............................          3,806
     65,294        Shell Canada Ltd (Class A) (U.S.) ...........          2,033
  2,914,822        Shell Transport & Trading Co plc ............         19,193
      2,414      * Smith International, Inc ....................             79
    196,887      * Snam Rete Gas S.p.A. ........................            671
     58,740        Statoil ASA .................................            496
    271,428        Suncor Energy, Inc ..........................          4,244
      7,268      * Talisman Energy, Inc ........................            262
    254,689        Tokyo Gas Co Ltd ............................            798
     43,000      e TonenGeneral Sekiyu KK ......................            283
    251,516        Total Fina Elf S.A. .........................         35,922
     10,800      * Total Fina Elf S.A. (Strip Vvpr) ............              0
     96,606      * TransCanada PipeLines Ltd ...................          1,402
     62,234        Transocean, Inc .............................          1,444
     39,905        Unocal Corp .................................          1,220
     12,479      * Weatherford International Ltd ...............            498
     63,624        Woodside Petroleum Ltd ......................            444
                                                                   ------------
                   TOTAL ENERGY                                         458,846
                                                                   ------------
 FINANCIAL SERVICES--20.19%

     86,702        3i Group plc ................................            775
  1,427,079        ABN Amro Holding NV .........................         23,332
      8,635        Acom Co Ltd .................................            284
    895,419        Aegon NV ....................................         11,520
      4,000      * Aeon Credit Service Co Ltd ..................            145
     58,801        Aflac, Inc ..................................          1,771
      7,400        Aiful Corp ..................................            278
  1,870,000      * Aioi Insurance Co Ltd .......................          3,609
     16,042        Alleanza Assicurazioni S.p.A. ...............            122
     19,000      * Allgreen Properties Ltd .....................             10
     44,674        Allianz AG. (Regd) ..........................          4,224
    703,812        Allied Irish Banks plc (Dublin) .............          9,498
     12,786        Allied Irish Banks plc (London) .............            176
    101,520        Allstate Corp ...............................          3,755
     17,794        Alpha Bank S.A. .............................            215
    940,129        American Express Co .........................         33,234
    736,076        American International Group, Inc ...........         42,582
    199,319        AMP Diversified Property Trust ..............            293
    119,821        AMP Ltd .....................................            754
    101,300        Amvescap plc ................................            649
     15,825        AON Corp ....................................            299
     43,000      * Ashikaga Bank Ltd ...........................             50
    351,835        Assicurazioni Generali S.p.A. ...............          7,237


                       SEE NOTES TO FINANCIAL STATEMENTS


50    College Retirement Equities Fund  2002 ANNUAL REPORT

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
    674,522        Australia & New Zealand Banking Group Ltd ...   $      6,590
      3,298      * Australian Stock Exchange Ltd ...............             21
      2,429      * AvalonBay Communities, Inc ..................             95
    700,289        Aviva plc ...................................          4,994
    417,846        AXA .........................................          5,608
    389,523        Banca Intessa S.p.A. ........................            822
    328,662        Banca Intessa S.p.A. (Rnc) ..................            541
    254,902        Banca Monte dei Paschi di Siena S.p.A. ......            601
  1,075,443        Banco Bilbao Vizcaya Argentaria S.A. ........         10,293
     99,517      * Banco BPI S.A. (Regd) .......................            228
     70,201        Banco Comercial Portugues S.A. (Regd) .......            168
      5,903        Banco Espirito Santo S.A. (Regd) ............             77
  4,075,316        Banco Santander Central Hispano S.A. ........         27,969
  1,001,226        Bank Of America Corp ........................         69,655
    189,208        Bank Of East Asia Ltd .......................            324
    150,000      e Bank of Fukuoka Ltd .........................            602
    190,308        Bank Of Ireland (Dublin) ....................          1,953
    137,448        Bank Of Ireland (London) ....................          1,412
    148,292        Bank Of Montreal ............................          3,913
    100,396        Bank Of New York Co, Inc ....................          2,405
    259,054        Bank of Nova Scotia .........................          8,635
    146,073      e Bank of Yokohama Ltd ........................            577
    767,373        Bank One Corp ...............................         28,047
  2,477,596        Barclays plc ................................         15,356
    106,477        Bayerische Hypo-und Vereinsbank AG. .........          1,654
    450,382        BNP Paribas .................................         18,352
    340,500      * BOC Hong Kong Holdings Ltd ..................            349
    186,683        British Land Co plc .........................          1,358
     18,792        Brookfield Properties Corp ..................            340
     84,537        Canada Life Financial Corp ..................          2,156
    139,377        Canadian Imperial Bank Of Commerce ..........          3,840
    198,539        Canary Wharf Group plc ......................            753
  1,508,663        CapitaLand Ltd ..............................            965
    254,299      * Capitalia S.p.A. ............................            325
    393,878        CFS Gandel Retail Trust .....................            304
    143,210        Charles Schwab Corp .........................          1,554
    202,704        Cheung Kong Holdings Ltd ....................          1,319
    183,460        Chiba Bank Ltd ..............................            584
          1      * Chinese Estates Holdings Ltd ................              0
     15,700      * Chubb Corp ..................................            820
     30,300      * Cincinnati Financial Corp ...................          1,138
  2,832,801        Citigroup, Inc ..............................         99,686
     25,749        City Developments Ltd .......................             62
     19,026      * Close Brothers Group plc ....................            170
     30,393        Comerica, Inc ...............................          1,314
      2,250        Commercial Bank Of Greece ...................             34
    492,034        Commonwealth Bank of Australia ..............          7,481
    451,897        Commonwealth Property Office Fund ...........            298
     33,864        Corporacion Mapfre S.A. .....................            275
     23,494        Countrywide Financial Corp ..................          1,213
     30,204        Credit Saison Co Ltd ........................            515
    417,084      * Credit Suisse Group .........................          9,049
     14,671        Crescent Real Estate Equities Co ............            244
      3,389      * Daido Life Insurance Co Ltd .................          7,111
    162,123        Daiwa Securities Group, Inc .................            720
    105,355        Danske Bank A/S .............................          1,741
    541,222        DBS Group Holdings Ltd ......................          3,432
    162,683        Deutsche Bank AG. (Regd) ....................          7,495
     14,705        Deutsche Boerse AG. .........................            586
    121,871        Deutsche Office Trust .......................             82
     97,275        Dexia .......................................          1,208
    115,800        Diamond Lease Co Ltd ........................          2,215
    132,525        DnB Holding ASA .............................            624
     12,639        Drott AB (B Shs) ............................            141
     16,143      * EFG Eurobank Ergasias S.A. ..................            190
     72,236      * Equity Office Properties Trust ..............          1,804
     20,572      * Equity Residential ..........................            506
      1,651        Erste Bank Der Oesterreichischen Sparkassen AG.          111
    987,767        Fannie Mae ..................................         63,543
     72,656      * Fifth Third Bancorp .........................          4,254
    130,975        FleetBoston Financial Corp ..................          3,183
    164,050        Fortis ......................................          2,892
     73,446      * Fortis (Strip Vvpr) .........................              1
    618,605        Freddie Mac .................................         36,529
  2,057,000     e* Fuji Fire & Marine Insurance Co Ltd .........          3,917
    360,109        General Property Trust ......................            602
     22,078      * Gjensidige Nor ASA ..........................            723
     16,680        Golden West Financial Corp ..................          1,198
     38,225        Goldman Sachs Group, Inc ....................          2,603
     39,000      e Gunma Bank Ltd ..............................            170
     29,877        Hammerson plc ...............................            227
  1,395,000        Hang Lung Properties Ltd ....................          1,351
    283,332        Hang Seng Bank Ltd ..........................          3,016
     32,838        Hartford Financial Services Group, Inc ......          1,492
  1,085,952        HBOS plc ....................................         11,451
    763,882      * Henderson Land Development Co Ltd ...........          2,292
    132,669      * Hokuriku Bank Ltd ...........................            179
    136,589        Hong Kong Exchanges & Clearing Ltd ..........            172
     33,154      * Host Marriott Corp ..........................            293
     52,000        Hotel Properties Ltd ........................             28
     49,154      * Household International, Inc ................          1,367
    228,718        HSBC Holdings plc (Hong Kong) ...............          2,500
  2,917,147        HSBC Holdings plc (United Kingdom) ..........         32,240
      9,054        Huntington Bancshares, Inc ..................            169
     92,293        Hysan Development Co Ltd ....................             69
    590,823        ING Groep NV ................................         10,007
  1,546,789        Insurance Australia Group Ltd ...............          2,387
      1,000      * Investors Group, Inc ........................             17
     50,886        Irish Life & Permanent plc ..................            550
    287,767        JP Morgan Chase & Co ........................          6,906
     10,200        Jefferson-Pilot Corp ........................            389
     52,974      * John Hancock Financial Services, Inc ........          1,478
    115,686        Joyo Bank Ltd ...............................            322
     37,923        KBC Bancassurance Holding NV ................          1,209
     43,593        KeyCorp .....................................          1,096
     46,990      * Kookmin Credit Card Co Ltd ..................          1,145
     12,779        Land Securities Group plc ...................            161
  1,641,595        Legal & General Group plc ...................          2,537
     19,489        Lehman Brothers Holdings, Inc ...............          1,039
     22,805        Lend Lease Corp Ltd .........................            125
     13,421        Lincoln National Corp .......................            424
  1,385,777        Lloyds TSB Group plc ........................          9,950
     12,857        Macquarie Bank Ltd ..........................            171
    314,734        Macquarie Infrastructure Group ..............            567
     94,847        Man Group plc ...............................          1,354
    235,457      * Manulife Financial Corp .....................          5,126
     75,130        Marsh & McLennan Cos, Inc ...................          3,472
     29,937      * MBIA, Inc ...................................          1,313
    175,650        MBNA Corp ...................................          3,341
     14,868        Mediobanca S.p.A. ...........................            122
     60,117        Mellon Financial Corp .......................          1,570
     99,042        Merrill Lynch & Co, Inc .....................          3,759
    106,600      * MetLife, Inc ................................          2,882
     19,356        Metrovacesa S.A. ............................            410
     21,346        MGIC Investment Corp ........................            882
        160      * Millea Holdings, Inc ........................          1,151
    204,119        Mirvac Group ................................            476
    170,552        Mitsubishi Estate Co Ltd ....................          1,299
        536        Mitsubishi Tokyo Financial Group, Inc .......          2,913
    468,802        Mitsui Fudosan Co Ltd .......................          3,042
    196,805        Mitsui Sumitomo Insurance Co Ltd ............            905


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    51

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 FINANCIAL SERVICES--(CONTINUED)
     29,400      e Mitsui Trust Holdings, Inc ..................   $         48
        858        Mizuho Holdings, Inc ........................            803
      3,811        MLP AG. .....................................             38
    128,782        Morgan Stanley ..............................          5,141
     26,037        Muenchener Rueckver AG. (Regd) ..............          3,112
    635,169        National Australia Bank Ltd .................         11,356
     76,862        National Bank Of Canada .....................          1,571
     37,377        National Bank Of Greece S.A. ................            530
    101,265        National City Corp ..........................          2,767
     38,423        National Commerce Financial Corp ............            916
  2,302,000        New Africa Capital Ltd ......................          1,637
    271,579        New World Development Co Ltd ................            136
    177,306        Nikko Cordial Corp ..........................            598
    370,000      * Nipponkoa Insurance Co Ltd ..................          1,394
    467,000      * Nissay Dowa General Insurance Co Ltd ........          1,743
    266,319        Nomura Holdings, Inc ........................          2,994
    127,595        Nordea AB (Finland) .........................            573
     32,450        Nordea AB (Germany) .........................            145
    525,843        Nordea AB (Sweden) ..........................          2,317
     31,990        North Fork Bancorp, Inc .....................          1,079
     20,480        Northern Trust Corp .........................            718
  1,600,000        Old Mutual plc ..............................          2,267
     89,396      * ORIX Corp ...................................          5,763
    460,980        Oversea-Chinese Banking Corp Ltd ............          2,565
     59,000        Parkway Holdings Ltd ........................             26
     44,543        Piraeus Bank S.A. ...........................            281
     42,336        PNC Financial Services Group, Inc ...........          1,774
     25,996      * Power Financial Corp ........................            597
    188,415        Principal Office Fund .......................            159
     33,863        Progressive Corp ............................          1,681
      7,913        Promise Co Ltd ..............................            282
     16,686        Provident Financial plc .....................            160
     49,731      * Providian Financial Corp ....................            323
     67,900      * Prudential Financial, Inc ...................          2,155
    425,711        Prudential plc ..............................          3,009
     47,849        QBE Insurance Group Ltd .....................            220
    115,590        RAS S.p.A. ..................................          1,407
    599,182      * Resona Holdings, Inc ........................            328
    195,150        Royal & Sun Alliance Insurance Group plc ....            379
    263,438        Royal Bank Of Canada ........................          9,647
     16,100        Royal Bank Of Canada (New York) .............            592
  1,302,336        Royal Bank Of Scotland Group plc ............          1,148
  1,866,716        Royal Bank Of Scotland plc ..................         44,718
    668,186        Safeco Corp .................................         23,166
     23,591        Sampo Oyj (A Shs) ...........................            179
    287,813        Sanpaolo IMI S.p.A. .........................          1,873
     24,802        Schroders plc ...............................            204
    111,200        SFCG Co Ltd .................................          8,059
     26,000        Shizuoka Bank Ltd ...........................            168
     32,300        Simon Property Group, Inc ...................          1,100
     81,000        Singapore Exchange Ltd ......................             57
     16,000        Singapore Land Ltd ..........................             29
    136,946        Sino Land Co Ltd ............................             44
    224,503        Skandia Forsakrings AB ......................            598
     66,497        Skandinaviska Enskilda Banken (A Shs) .......            553
     23,134        Slough Estates plc ..........................            126
     97,358        Societe Generale (A Shs) ....................          5,670
    118,207        Sompo Japan Insurance, Inc ..................            690
     63,347        SouthTrust Corp .............................          1,574
     43,624      * St. Paul Cos, Inc ...........................          1,485
    958,348        Standard Chartered plc ......................         10,892
     51,648      * State Street Corp ...........................          2,014
    126,733        Stockland Trust Group .......................            344
    209,500        Sumisho Lease Co Ltd ........................          2,420
        500      * Sumitomo Mitsui Financial Group, Inc ........          1,563
  1,127,000     e* Sumitomo Realty & Development Co Ltd ........          4,587
    130,191        Sumitomo Trust & Banking Co Ltd .............            528
    193,125        Sun Hung Kai Properties Ltd .................          1,144
    319,723        Sun Life Financial Services Of Canada, Inc ..          5,406
     33,083        Suncorp-Metway Ltd ..........................            208
     30,754        SunTrust Banks, Inc .........................          1,751
     30,000        Suruga Bank Ltd .............................            118
    187,592        Svenska Handelsbanken AB (A Shs) ............          2,497
     20,917        Svenska Handelsbanken AB (B Shs) ............            266
     81,376        Swiss Reinsurance Co (Regd) .................          5,338
      6,101        Takefuji Corp ...............................            352
      5,446        TK Development ..............................             39
     19,814        Tower Ltd ...................................             22
        100      * Travelers Property Casualty Corp (Class A) ..              1
     97,984      * Travelers Property Casualty Corp (Class B) ..          1,435
  1,308,394        U.S. Bancorp ................................         27,764
    807,037      * UBS AG. (Regd) (London) .....................         39,222
      6,756      * UBS AG. (Regd) (US) .........................            325
        392     e* UFJ Holdings, Inc ...........................            396
     11,344      * Unibail .....................................            807
  1,207,590        UniCredito Italiano S.p.A. ..................          4,828
    180,078        United Overseas Bank Ltd ....................          1,225
    104,200        United Overseas Land Ltd ....................             97
     55,493        UnumProvident Corp ..........................            973
     47,225        Vallehermoso S.A. ...........................            491
    911,520        Wachovia Corp ...............................         33,216
    140,015        Washington Mutual, Inc ......................          4,835
    248,266        Wells Fargo & Co ............................         11,636
     34,848        Westfield Holdings Ltd ......................            264
     10,011      * Westfield Trust (New) .......................             19
    198,108        Westfield Trust (Units) .....................            387
    292,169        Westpac Banking Corp ........................          2,262
     99,000        Wing Tai Holdings Ltd .......................             30
     14,024        XL Capital Ltd (Class A) ....................          1,083
    383,000      * Yamaichi Securities Co Ltd ..................              6
     21,240        Zions Bancorp ...............................            836
     33,611        Zurich Financial Services AG. ...............          3,136
                                                                   ------------
                   TOTAL FINANCIAL SERVICES                           1,110,209
                                                                   ------------
 HEALTH CARE--13.73%

    198,888        Abbott Laboratories .........................          7,956
    603,121        Aetna, Inc ..................................         24,800
     20,117        Altana AG. ..................................            914
    126,600        Amersham plc ................................          1,133
  1,036,666      * Amgen, Inc ..................................         50,112
     13,000      * Anthem, Inc .................................            818
     44,003        Applera Corp (Applied Biosystems Group) .....            772
     74,872        AstraZeneca plc .............................          2,629
    346,725        AstraZeneca plc (United Kingdom) ............         12,392
    216,961        Aventis S.A. ................................         11,794
     40,000        Banyu Pharmaceutical Co Ltd .................            375
  1,292,755        Baxter International, Inc ...................         36,197
     49,875        Becton Dickinson & Co .......................          1,531
     13,437      * Biogen, Inc .................................            538
     44,534      * Biomet, Inc .................................          1,276
     42,004      * Biovail Corp ................................          1,119
     33,971      * Boston Scientific Corp ......................          1,444
    288,141        Bristol-Myers Squibb Co .....................          6,670
    737,224        Cardinal Health, Inc ........................         43,636
     84,799      * Celltech Group plc ..........................            471
     15,373      * Chiron Corp .................................            578
     36,900        Chugai Pharmaceutical Co Ltd ................            351
     29,540        Cigna Corp ..................................          1,215
      2,888        Cochlear Ltd ................................             63
      2,145        Coloplast A/S (B Shs) .......................            156


                       SEE NOTES TO FINANCIAL STATEMENTS


52    College Retirement Equities Fund  2002 ANNUAL REPORT

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 HEALTH CARE--(CONTINUED)
     12,805        CSL Ltd .....................................   $        156
     47,150        Daiichi Pharmaceutical Co Ltd ...............            677
     40,053        Eisai Co Ltd ................................            899
     17,168      * Elan Corp plc ...............................             37
     29,483     e* Elan Corp plc (Spon ADR) ....................             73
     37,049        Fujisawa Pharmaceutical Co Ltd ..............            848
     23,489        Gambro AB (A Shs) ...........................            131
     13,654        Gambro AB (B Shs) ...........................             76
     10,434        Gehe AG. ....................................            404
     37,547      * Genentech, Inc ..............................          1,245
     30,964      * Genzyme Corp (General Division) .............            916
  1,837,448        GlaxoSmithKline plc .........................         35,261
     42,149      * Guidant Corp ................................          1,300
      6,076        H. Lundbeck A/S .............................            161
     71,972        HCA, Inc ....................................          2,987
     24,467      * Health Management Associates, Inc (Class A) .            438
     58,181      * Healthsouth Corp ............................            244
     14,122      * Human Genome Sciences, Inc ..................            124
     21,104      * IDEC Pharmaceuticals Corp ...................            700
     21,731        IMS Health, Inc .............................            348
      1,896        Instrumentarium Oyj .........................             76
  1,476,807        Johnson & Johnson ...........................         79,319
     74,666        Kyowa Hakko Kogyo Co Ltd ....................            310
    136,166        Lilly (Eli) & Co ............................          8,647
     39,909        McKesson Corp ...............................          1,079
     67,050        MDS, Inc ....................................            934
     32,857      * Medimmune, Inc ..............................            893
    161,936        Medtronic, Inc ..............................          7,384
    316,290      d Merck & Co, Inc .............................         17,905
     10,431        Merck Kgaa ..................................            275
     34,604      * Millennium Pharmaceuticals, Inc .............            275
         68      * Nobel Biocare Holding AG. (Sweden) ..........              4
    467,106      * Nobel Biocare Holding AG. (Switzerland) .....         30,032
    734,776        Novartis AG. (Regd) .........................         26,809
     77,883      * Novo Nordisk A/S (B Shs) ....................          2,250
    162,000      * Ono Pharmaceutical Co Ltd ...................          4,860
  3,179,432        Pfizer, Inc .................................         97,195
    851,662        Pharmacia Corp ..............................         35,599
    171,360      * QLT, Inc ....................................          1,453
     11,255      * Quest Diagnostics, Inc ......................            640
      8,840        Roche Holding AG. (Br) ......................          1,119
    531,053        Roche Holding AG. (Genusscheine) ............         37,005
     74,270        Sankyo Co Ltd ...............................            932
    133,045        Sanofi-Synthelabo S.A. ......................          8,133
     31,018        Schering AG. ................................          1,351
    526,100        Schering-Plough Corp ........................         11,679
    242,860      * Schwarz Pharma AG. ..........................          8,833
      1,443        Serono S.A. (B Shs) .........................            773
     30,801        Shionogi & Co Ltd ...........................            436
     55,258        Smith & Nephew plc ..........................            338
    102,628      * SNIA S.p.A. .................................              4
     18,205      * Sonic Healthcare Ltd ........................             67
     31,336        SSL International plc .......................            130
     34,956      * St. Jude Medical, Inc .......................          1,388
     12,659      * Stryker Corp ................................            850
    127,124      * Sulzer AG. (Regd) ...........................         22,157
      1,100      * Suzuken Co Ltd ..............................             27
     40,674      * Synthes-Stratec, Inc ........................         24,945
     20,746        Taisho Pharmaceutical Co Ltd ................            305
    551,906        Takeda Chemical Industries Ltd ..............         23,068
     52,573      * Tenet Healthcare Corp .......................            862
    352,656        Terumo Corp .................................          4,880
      4,594        UCB S.A. ....................................            145
     48,475        UnitedHealth Group, Inc .....................          4,048
      3,411      * Waters Corp .................................           $ 74
    106,554      * WellChoice, Inc .............................          2,552
     16,110      * Wellpoint Health Networks, Inc ..............          1,146
    607,673        Wyeth .......................................         22,727
     46,514        Yamanouchi Pharmaceutical Co Ltd ............          1,348
     35,888      * Zimmer Holdings, Inc ........................          1,490
                                                                   ------------
                   TOTAL HEALTH CARE                                    754,716
                                                                   ------------
 OTHER--1.82%

     14,366        Adecco S.A. (Regd) ..........................            563
      9,230        Amer Group plc ..............................            338
     66,649      * Ansell Ltd ..................................            281
    423,390        Assa Abloy AB (B Shs) .......................          4,835
     26,930        Auckland International Airport Ltd ..........             78
    250,863        BAA plc .....................................          2,035
        855        Bellsystem 24, Inc ..........................            167
      3,368        Benesse Corp ................................             38
     44,221      * Brascan Corp (Class A) ......................            889
     51,187        Capita Group plc ............................            204
    133,448      * Cendant Corp ................................          1,399
     23,537      * CGI Group, Inc (Class A) ....................            101
    350,639        Chubb plc ...................................            495
      9,554        Cintas Corp .................................            437
     10,632        DCC plc .....................................            110
     74,113        Deutsche Post AG. (Regd) ....................            779
     25,999        Dover Corp ..................................            758
        412        Electrocomponents plc .......................              2
     12,590        Fortune Brands, Inc .........................            586
      9,400        Fuji Soft ABC, Inc ..........................            149
     34,974        H & R Block, Inc ............................          1,406
     21,428        Hagemeyer NV ................................            155
     29,708        Haw Par Corp Ltd ............................             56
      1,700        Hitachi Software Engineering Co Ltd .........             39
    118,900      * Honeywell International, Inc ................          2,854
    682,151        Hutchison Whampoa Ltd .......................          4,269
    252,324      * Imperial Holdings Ltd .......................          1,617
    171,347        Itochu Corp .................................            371
      6,200        Itochu Techno-Science Corp ..................            131
     18,836        ITT Industries, Inc .........................          1,143
  2,055,500        Keppel Corp Ltd .............................          4,385
    257,423        Kidde plc ...................................            293
     22,087      * Manpower, Inc ...............................            705
    167,000      * Marubeni Corp ...............................            153
     10,500        Meitec Corp .................................            257
    145,450        Mitsubishi Corp .............................            889
    201,714        Mitsui & Co Ltd .............................            942
     25,743        Moody's Corp ................................          1,063
         11        NET One Systems Co Ltd ......................             47
      5,600      * Nippon System Development Co Ltd ............             66
     35,063        OCE NV ......................................            386
      7,318        OM AB .......................................             35
     43,544        Onex Corp ...................................            441
     32,230        Power Corp Of Canada ........................            734
      6,494      * Quebecor, Inc (Class B) .....................             58
     30,135        R.R. Donnelley & Sons Co ....................            656
    363,766        Rentokil Initial plc ........................          1,288
        827      * Robert Half International, Inc ..............             13
    105,545        Secom Co Ltd ................................          3,620
    264,475        Securicor plc ...............................            361
     79,297        Securitas AB (B Shs) ........................            946
     28,033        Servicemaster Co ............................            311
     87,555      * SGS Societe Generale Surveillance Holdings S.A.       26,342
     12,960      e Softbank Corp ...............................            148
     62,509        Sumitomo Corp ...............................            269
    144,889        Swire Pacific Ltd (A Shs) ...................            554
    102,947        Sysco Corp ..................................          3,067


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    53

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 OTHER--(CONTINUED)
     70,353      * Terra Networks S.A. .........................   $        296
      7,488        Textron, Inc ................................            322
     11,743        TIS, Inc ....................................            173
      3,500      * TMP Worldwide, Inc ..........................             40
     34,672        TPG NV ......................................            562
      4,400        Trans Cosmos, Inc ...........................             45
    874,013        Tyco International Ltd ......................         14,928
     73,272        United Technologies Corp ....................          4,538
    151,171      * Wesfarmers Ltd ..............................          2,264
  1,473,096        Wharf Holdings Ltd ..........................          2,777
                                                                   ------------
                   TOTAL OTHER                                          100,259
                                                                   ------------
 PRODUCER DURABLES--4.28%

     55,455        3M Co .......................................          6,838
     51,922      * ABB Ltd .....................................            148
     85,363        Advantest Corp ..............................          3,827
     38,271        Amada Co Ltd ................................            104
      7,196        Atlas Copco AB (A Shs) ......................            140
     19,187        Atlas Copco AB (B Shs) ......................            340
     51,227      * Balfour Beatty plc ..........................            119
        696        Barco NV ....................................             36
      1,476        Bombardier, Inc (Class A) ...................              5
    393,209        Bombardier, Inc (Class B) ...................          1,324
     39,486        Caterpillar, Inc ............................          1,805
    126,000      * Chartered Semiconductor Manufacturing Ltd ...             52
      1,115        Cooper Industries Ltd (Class A) .............             41
     16,837        Daikin Industries Ltd .......................            267
     12,724      * Danaher Corp ................................            836
    513,250        Deere & Co ..................................         23,533
      9,440        Eaton Corp ..................................            737
     51,278        Emerson Electric Co .........................          2,607
     15,590        Fanuc Ltd ...................................            690
      1,411        Fischer (Georg) Ltd (Regd) ..................            143
    142,000        Fuji Electric Co Ltd ........................            248
      5,400        Fuji Machine Manufacturing Co Ltd ...........             51
    178,032        Fujitsu Ltd .................................            509
    189,800        Futaba Corp .................................          3,775
  3,434,911        General Electric Co .........................         83,640
    461,236        Hitachi Ltd .................................          1,768
    279,000      * Hitachi Zosen Corp ..........................             59
     12,620        Hoya Corp ...................................            884
     32,548      * Illinois Tool Works, Inc ....................          2,111
     57,427        IMI plc .....................................            243
     26,747        Ingersoll-Rand Co (Class A) .................          1,152
    509,652        Invensys plc ................................            433
    112,633        Ishikawajima-Harima Heavy Industries Co Ltd .            103
     20,815      * Kawasaki Heavy Industries Ltd ...............             16
    238,689        Komatsu Ltd .................................            778
     14,000        Komori Corp .................................            142
     12,231      * Kone Oyj (B Shs) ............................            367
    444,281        Koninklijke Philips Electronics NV ..........          7,786
    113,782        Kubota Corp .................................            309
     16,438        Kurita Water Industries Ltd .................            166
    247,662      * Logitech International S.A. (Regd) ..........          7,388
     96,200        Mabuchi Motor Co Ltd ........................          8,852
     38,474        Magna International, Inc (Class A) ..........          2,145
      8,000      * Makita Corp .................................             58
     12,166        Metso Oyj ...................................            132
    310,976      * Mitsubishi Electric Corp ....................            718
    485,840        Mitsubishi Heavy Industries Ltd .............          1,187
         69        Mori Seiki Co Ltd ...........................              0
    197,244        Murata Manufacturing Co Ltd .................          7,912
    183,054        NEC Corp ....................................            685
     16,457     e* Nikon Corp ..................................            124
      8,400        Nitto Denko Corp ............................            239
      6,435        NKT Holding A/S .............................             67
     65,488        NSK Ltd .....................................            169
     67,000        NTN Corp ....................................            231
     10,000      * Oki Electric Industry Co Ltd ................             16
      7,505        Parker Hannifin Corp ........................            346
     43,879        Pitney Bowes, Inc ...........................          1,433
     41,134        Rockwell Automation, Inc ....................            852
     56,143        Rohm Co Ltd .................................          7,177
     13,310        Samsung Electronics Co Ltd ..................          3,524
    307,958        Sandvik AB ..................................          6,874
        920      * Schindler Holding AG. (Pt Cert) .............            179
      1,400        Schindler Holding AG. (Regd) ................            263
     45,655      * Schneider Electric S.A. .....................          2,160
      8,001        SembCorp Industries Ltd .....................              4
    174,035      * Siemens AG. .................................          7,397
    177,000        Singapore Technologies Engineering Ltd ......            168
        615        SKF AB (A Shs) ..............................             16
     13,589        SKF AB (B Shs) ..............................            352
     55,578      e SMC Corp ....................................          5,217
      8,000      * ST Assembly Test Services Ltd ...............              5
     33,940      e Taiyo Yuden Co Ltd ..........................            360
     27,000        Takuma Co Ltd ...............................            146
     51,607      * Tandberg ASA ................................            298
     10,500      e THK Co Ltd ..................................            116
     23,882      * Thomson Corp ................................            408
     79,981        Tokyo Electron Ltd ..........................          3,619
    474,923      * Toshiba Corp ................................          1,489
    690,727      e Toyota Industries Corp ......................         10,390
        413      * VA Technologie AG. ..........................              7
     12,992      * Vestas Wind Systems A/S .....................            129
      2,842        Vulcan Materials Co .........................            107
     11,900        W.W. Grainger, Inc ..........................            613
     86,817      * Waste Management, Inc .......................          1,990
    144,012     e* Xerox Corp ..................................          1,159
     45,507        Yokogawa Electric Corp ......................            283
                                                                   ------------
                   TOTAL PRODUCER DURABLES                              235,136
                                                                   ------------
 TECHNOLOGY--12.70%

     74,893      * ADC Telecommunications, Inc .................            157
     39,576      * Adobe Systems, Inc ..........................            986
     23,650      * Advanced Micro Devices, Inc .................            153
      5,119      * Agere Systems, Inc (Class A) ................              7
    200,437      * Agere Systems, Inc (Class B) ................            281
     68,115      * Agilent Technologies, Inc ...................          1,223
        682        Alcatel O (Optronics) .......................              2
  1,177,954     e* Alcatel S.A. ................................          5,167
     42,768        Alcatel S.A. (Spon ADR) .....................            190
     32,000      * Alps Electric Co Ltd ........................            353
     18,267        Altran Technologies S.A. ....................             88
     15,306      * American Power Conversion Corp ..............            232
  1,091,401      * Analog Devices, Inc .........................         26,052
     29,000      e Anritsu Corp ................................            111
     42,350      * Apple Computer, Inc .........................            607
    491,096      * Applied Materials, Inc ......................          6,399
     46,669      * Applied Micro Circuits Corp .................            172
     73,450      * ARM Holdings plc ............................             57
     60,912        Asahi Glass Co Ltd ..........................            373
     23,000        ASM Pacific Technology Ltd ..................             44
    985,615      * ASML Holding NV .............................          8,233
    180,200      * ATI Technologies, Inc .......................            829
      4,496      * Atmel Corp ..................................             10
      3,083      * Atos Origin .................................             75
     78,409        Automatic Data Processing, Inc ..............          3,078
         46      * Avaya, Inc ..................................              0
     49,971      * BEA Systems, Inc ............................            573
     21,991      * BMC Software, Inc ...........................            376


                       SEE NOTES TO FINANCIAL STATEMENTS


54    College Retirement Equities Fund  2002 ANNUAL REPORT

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 TECHNOLOGY--(CONTINUED)
    555,644      * Broadcom Corp (Class A) .....................   $      8,368
     45,588      * Brocade Communications Systems, Inc .........            189
      6,498      * Business Objects ............................             96
     60,616      * Cadence Design Systems, Inc .................            715
    305,324      e Canon, Inc ..................................         11,501
     17,200        Cap Gemini S.A. .............................            393
    152,010      * Celestica, Inc ..............................          2,122
      1,283      * Celestica, Inc (US) .........................             18
     25,816      * Ceridian Corp ...............................            372
     12,559      * Certegy, Inc ................................            308
     67,890      * CIENA Corp ..................................            349
  4,485,174      * Cisco Systems, Inc ..........................         58,756
    105,279      e Citizen Watch Co Ltd ........................            469
     25,204      * Citrix Systems, Inc .........................            311
     22,525      * Cognos, Inc .................................            528
     33,117      * Computer Associates International, Inc ......            447
     26,741      * Computer Sciences Corp ......................            921
    113,842      * Compuware Corp ..............................            546
     25,605      * Comverse Technology, Inc ....................            257
     72,880      * Concord EFS, Inc ............................          1,147
     21,464      * Convergys Corp ..............................            325
     65,504      * Corning, Inc ................................            217
      7,450        Creative Technology Ltd .....................             53
     16,531        CSK Corp ....................................            347
    625,317        Dai Nippon Printing Co Ltd ..................          6,919
      9,121     e* Dainippon Screen Manufacturing Co Ltd .......             32
      2,998        Dassault Systemes S.A. ......................             65
      5,000      * Datacraft Asia Ltd ..........................              3
    977,749      * Dell Computer Corp ..........................         26,145
      8,940      * DST Systems, Inc ............................            318
     19,158      * EDB Business Partner ASA ....................             51
     21,114      * Electronic Arts, Inc ........................          1,051
     92,999        Electronic Data Systems Corp ................          1,714
    375,140      * EMC Corp ....................................          2,303
     24,719        Equifax, Inc ................................            572
  2,159,652      * Ericsson (LM) (B Shs) .......................          1,512
    115,536      * First Data Corp .............................          4,091
     19,240      * Fiserv, Inc .................................            653
      8,000        Fujikura Ltd ................................             19
      8,200        Fujitsu Support & Service, Inc ..............             95
    137,340        Furukawa Electric Co Ltd ....................            288
     69,774        Futuris Corp Ltd ............................             51
    147,000      * GES International Ltd .......................             25
        998      * GN Store Nord ...............................              3
    383,602        Hewlett-Packard Co ..........................          6,659
     87,100        Hirose Electric Co Ltd ......................          6,650
     69,000        Hitachi Cable Ltd ...........................            172
     49,405      * Infineon Technologies AG. ...................            363
  3,914,718        Intel Corp ..................................         60,952
    883,435      d International Business Machines Corp ........         68,466
     28,888        Intracom S.A. ...............................            129
     30,004      * Intuit, Inc .................................          1,408
      3,608      * Iona Technologies plc .......................              9
     30,458      * Jabil Circuit, Inc ..........................            546
    164,270      * JDS Uniphase Corp ...........................            406
  2,634,555        Johnson Electric Holdings Ltd ...............          2,888
     34,629      * Juniper Networks, Inc .......................            235
     41,927        Keyence Corp ................................          7,296
     16,240      * KLA-Tencor Corp .............................            574
     33,800      e Kokuyo Co Ltd ...............................            281
     32,000      e Konica Corp .................................            232
     24,202        Kyocera Corp ................................          1,409
      5,000      e Kyowa Exeo Corp .............................             16
     37,095        Linear Technology Corp ......................            954
    142,088        Logica CMG plc ..............................          $ 343
    525,385     e* Lucent Technologies, Inc ....................            662
    475,770      * Marconi plc .................................             14
     46,218      * Maxim Integrated Products, Inc ..............          1,527
    227,900        Melco, Inc ..................................          3,322
     11,446      * Mercury Interactive Corp ....................            339
     71,361      * Merkantildata ASA ...........................             54
     61,632      * Micron Technology, Inc ......................            600
  2,623,296      * Microsoft Corp ..............................        135,624
    122,925        Misys plc ...................................            348
     26,800        Mitsumi Electric Co Ltd .....................            244
  3,007,597        Motorola, Inc ...............................         26,016
     45,679      * Network Appliance, Inc ......................            457
      2,419        NGK Spark Plug Co Ltd .......................             16
    177,600        Nichicon Corp ...............................          2,055
      5,400      e Nidec Corp ..................................            338
     97,972        Nippon Sheet Glass Co Ltd ...................            176
  1,979,565        Nokia Oyj ...................................         31,472
  2,699,375      * Nortel Networks Corp ........................          4,306
     92,500      * Nortel Networks Corp (U.S.) .................            149
     20,059      * Novellus Systems, Inc .......................            563
         91        NTT Data Corp ...............................            252
     19,055        Olympus Optical Co Ltd ......................            311
     42,543        Omron Corp ..................................            632
    528,204      * Oracle Corp .................................          5,705
     32,906        Paychex, Inc ................................            918
     37,769      * Peoplesoft, Inc .............................            691
         71     b* Peregrine Systems, Inc ......................              0
         82      * PMC-Sierra, Inc .............................              0
     14,669      * QLogic Corp .................................            506
    114,438      * Qualcomm, Inc ...............................          4,164
     21,085      * Rational Software Corp ......................            219
     79,318        Ricoh Co Ltd ................................          1,301
    111,155      * Sage Group plc ..............................            238
      4,732      * Sagem S.A. ..................................            320
     48,847      * Sanmina-SCI Corp ............................            219
    185,687        SAP AG. .....................................         14,556
     18,863        Scientific-Atlanta, Inc .....................            224
     26,262      * Seagate Technology (Escrow) .................              0
     58,448      * Siebel Systems, Inc .........................            437
  2,163,904      * Solectron Corp ..............................          7,682
    187,718        Spirent plc .................................             51
  1,104,500        STMicroelectronics NV .......................         21,651
    103,709        Sumitomo Electric Industries Ltd ............            672
  4,084,396      * Sun Microsystems, Inc .......................         12,702
     37,183      * Sungard Data Systems, Inc ...................            876
    641,865      * Symantec Corp ...............................         25,963
     41,153        Symbol Technologies, Inc ....................            338
     13,957      e TDK Corp ....................................            562
        522      * Tellabs, Inc ................................              4
     25,231      * Teradyne, Inc ...............................            328
  2,177,433        Texas Instruments, Inc ......................         32,683
     13,555      * Thermo Electron Corp ........................            273
     21,318        Tietoenator Corp ............................            291
    101,540        Toppan Printing Co Ltd ......................            764
      8,000      * Trend Micro, Inc ............................            137
      1,726        Unaxis Holding AG. (Regd) ...................            115
     42,323      * Unisys Corp .................................            419
    113,000        Venture Corp Ltd ............................            906
     29,704      * VeriSign, Inc ...............................            238
     56,868      * Veritas Software Corp .......................            888
     35,786        WM-Data AB (B Shs) ..........................             31
     66,476      * Xilinx, Inc .................................          1,369
      3,678        Yamaha Corp .................................             34
                                                                   ------------
                   TOTAL TECHNOLOGY                                     698,433
                                                                   ------------


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    55

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

 TRANSPORTATION--1.36%
     10,897     f* Air Canada ..................................   $         33
     12,000        Air France ..................................            116
    489,363      * Alitalia S.p.A. .............................            124
     88,000     e* All Nippon Airways Co Ltd ...................            162
        600        Associated British Ports Holdings plc .......              4
        507        Bergesen DY A/S (A Shs) .....................             10
          1        Bergesen DY A/S (B Shs) .....................              0
    426,153        Brambles Industries Ltd .....................          1,128
    306,115        Brambles Industries plc .....................            749
     48,411      * British Airways plc .........................            105
     37,082        Burlington Northern Santa Fe Corp ...........            965
     88,066        Canadian Imperial Holdings, Inc .............          3,638
    472,400      * Canadian National Railway Co ................         19,633
     33,555        Canadian Pacific Railway Ltd ................            662
    129,000        Cathay Pacific Airways Ltd ..................            176
         93        Central Japan Railway Co ....................            579
      1,506        Compagnie Maritime Belge S.A. ...............             81
     34,090        CP Ships Ltd ................................            458
     44,942        CSX Corp ....................................          1,272
         74      * Dampskibsselskabet Af 1912 (B Shs) ..........            520
         68      * Dampskibsselskabet Svendborg (B Shs) ........            692
     14,150      * Deutsche Lufthansa AG. (Regd) ...............            134
      8,072      * DSV DE Sammenslut Vogn A/S ..................            196
        416        East Japan Railway Co .......................          2,065
     47,706      * FedEx Corp ..................................          2,587
     61,111        Firstgroup plc ..............................            232
  1,051,000      * Hankyu Corp .................................          2,843
    168,459      * Iberia Lineas Aereas de Espana ..............            247
     72,234      * Japan Airlines System Corp ..................            154
     38,968        Kamigumi Co Ltd .............................            187
     73,381      e Keihin Electric Express Railway Co Ltd ......            334
     21,000        Keio Electric Railway Co Ltd ................            111
     82,700     e* Kinki Nippon Railway Co Ltd .................            178
      9,575        KLM (Royal Dutch Airlines) NV ...............             92
    143,528        Mayne Group Ltd .............................            263
     53,474        Mitsui O.S.K. Lines Ltd .....................            111
  1,181,000        Mitsui-Soko Co Ltd ..........................          2,120
    264,000        MTR Corp ....................................            279
     57,124      * Neptune Orient Lines Ltd ....................             30
  1,070,000        Nippon Express Co Ltd .......................          4,193
    193,974        Nippon Yusen Kabushiki Kaisha ...............            654
     67,037        Norfolk Southern Corp .......................          1,340
    654,313        Patrick Corp Ltd ............................          4,827
    196,476        Peninsular & Oriental Steam Navigation Co ...            520
     50,538      * Ryanair Holdings plc ........................            353
     31,701      * Sabre Holdings Corp .........................            574
      9,751      * SAS AB ......................................             55
     51,000     e* Seino Transportation Co Ltd .................            299
     40,000        SembCorp Logistics Ltd ......................             36
     92,139        Singapore Airlines Ltd ......................            542
      3,000        SMRT Corp Ltd ...............................              1
     27,832        Southwest Airlines Co .......................            387
  1,133,000      e Sumitomo Warehouse Co Ltd ...................          2,339
     30,673      e Tokyu Corp ..................................            108
     27,398        Union Pacific Corp ..........................          1,640
     57,068        United Parcel Service, Inc (Class B) ........          3,600
      2,159      * Van der Horst Ltd ...........................              0
         72        West Japan Railway Co .......................            255
    768,107        Yamato Transport Co Ltd .....................         10,033
                                                                   ------------
                   TOTAL TRANSPORTATION                                  75,026
                                                                   ------------
 UTILITIES--7.36%

     55,603      * Acesa Infrastructuras S.A. Rts ..............             32
         51      * AES Corp ....................................              0
         45      * Aguas de Barcelona S.A. .....................              0
     34,120        Allegheny Energy, Inc .......................            258
     20,382        Ameren Corp .................................            847
     63,080      e American Electric Power Co, Inc .............          1,724
    828,013        AT&T Corp ...................................         21,619
  2,878,558      * AT&T Wireless Services, Inc .................         16,264
      2,360        Athens Water Supply & Sewage Co S.A. ........              9
     61,440        Australian Gas Light Co Ltd .................            365
     55,603      * Autopistas Concesionaria Espanola S.A. ......            630
    470,677      * Autoroutes Du Sud De La France ..............         11,375
    120,240        Autostrade-Concessioni e Costruzioni
                     Autostrade S.p.A. .........................          1,196
     69,741        BCE, Inc (Canada) ...........................          1,258
      9,400      * BCE, Inc (US) ...............................            169
    248,271        BellSouth Corp ..............................          6,423
     30,943        Bouygues S.A. ...............................            864
    102,943        Brisa-Auto Estradas de Portugal S.A. ........            570
  5,704,315        BT Group plc ................................         17,908
    544,959        Cable & Wireless plc ........................            393
     50,347     e* Calpine Corp ................................            164
         70        Centerpoint Energy, Inc .....................              1
     68,371      e Chubu Electric Power Co, Inc ................          1,221
     21,700        Cinergy Corp ................................            732
    257,998        CLP Holdings Ltd ............................          1,039
     19,478        Consolidated Edison, Inc ....................            834
      6,800        Constellation Energy Group, Inc .............            189
     39,344        Contact Energy Ltd ..........................             82
    296,459        Deutsche Telekom AG. (Regd) .................          3,802
     37,586        Dominion Resources, Inc .....................          2,063
     18,803      * DTE Energy Co ...............................            872
    146,423        Duke Energy Corp ............................          2,861
     44,852      e Dynegy, Inc (Class A) .......................             53
      2,861      * e.Biscom S.p.A. .............................             82
    166,738        E.ON AG. ....................................          6,719
     15,464      * Edison International ........................            183
    144,751        El Paso Corp ................................          1,007
      3,788        Electrabel S.A. .............................            920
     10,950      * Electrabel S.A. (Strip Vvpr) ................             16
    278,020        Electricidade de Portugal S.A. ..............            464
    143,221        Endesa S.A. .................................          1,676
    620,163        Enel S.p.A. .................................          3,228
     22,518        Entergy Corp ................................          1,027
     41,960        Exelon Corp .................................          2,214
     31,811        FirstEnergy Corp ............................          1,049
     18,360        FPL Group, Inc ..............................          1,104
     56,247        France Telecom S.A. .........................            985
    296,597        Grupo Ferrovial S.A. ........................          7,517
     82,993        Hellenic Telecommunications Organization S.A.            914
    985,014        Hong Kong Electric Holdings Ltd .............          3,726
  1,143,305        Iberdrola S.A. ..............................         16,017
    319,883      * International Power plc .....................            493
    112,097        Kansai Electric Power Co, Inc ...............          1,694
     90,620        Kelda Group plc .............................            619
     31,864        KeySpan Corp ................................          1,123
     23,158        Kinder Morgan, Inc ..........................            979
    355,511      * KPN NV ......................................          2,313
     61,196        Kyushu Electric Power Co, Inc ...............            895
     22,292     e* Level 3 Communications, Inc .................            109
    129,322     e* Mirant Corp .................................            244
  2,989,799        National Grid Transco plc ...................         21,973
    578,400      * Nextel Communications, Inc (Class A) ........          6,681
      2,165        Nippon Telegraph & Telephone Corp ...........          7,863
     11,702        NiSource, Inc ...............................            234
      1,649      * NiSource, Inc (Sails) .......................              4
      2,266        NTT Docomo, Inc .............................          4,182
  1,226,800      * Pacific Century CyberWorks Ltd ..............            193
     47,113      * PG&E Corp ...................................            655


                       SEE NOTES TO FINANCIAL STATEMENTS


56    College Retirement Equities Fund  2002 ANNUAL REPORT

     Statement of Investments - GLOBAL EQUITIES ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 UTILITIES--(CONTINUED)
    140,227        Portugal Telecom SGPS S.A. (Regd) ...........   $        964
     35,800        PPL Corp ....................................          1,242
     21,279        Progress Energy, Inc ........................            922
     10,260      * Public Power Corp ...........................            142
     45,872        Public Service Enterprise Group, Inc ........          1,472
    162,273      * Qwest Communications International, Inc .....            811
     53,252        RWE AG. .....................................          1,369
    484,180        SBC Communications, Inc .....................         13,126
    281,178        Scottish & Southern Energy plc ..............          3,078
    238,983        Scottish Power plc ..........................          1,395
     14,818      * Sempra Energy ...............................            350
     29,633        Severn Trent plc ............................            331
    850,670        Singapore Telecommunications Ltd ............            608
    115,544        Southern Co .................................          3,280
     90,822      * Sprint Corp (PCS Group) .....................            398
     41,542        Suez ........................................            724
     48,759        Suez S.A. ...................................            846
      7,265        Swisscom AG. (Regd) .........................          2,104
     15,238        TDC A/S .....................................            370
     13,288      * Tele2 AB (B Shs) ............................            352
  1,372,180        Telecom Corp Of New Zealand Ltd .............          3,252
    624,380        Telecom Italia S.p.A. .......................          4,737
    289,330        Telecom Italia S.p.A.(Risp) .................          1,460
  2,474,499      * Telefonica S.A. .............................         22,150
     33,574      * Telefonica S.A. (Spon ADR) ..................            892
      6,323      * Telekom Austria AG. .........................             64
    262,602        Telia Sonera AB .............................            989
    742,554        Telstra Corp Ltd ............................          1,844
     17,519        TELUS Corp ..................................            194
      1,494        TELUS Corp (Non-Vote) .......................             15
  1,051,197        TIM S.p.A. ..................................          4,799
     40,037      * Tiscali S.p.A. ..............................            180
     72,830        Tohoku Electric Power Co, Inc ...............          1,072
    744,159        Tokyo Electric Power Co, Inc ................         14,141
      2,400        TransAlta Corp ..............................             26
     64,523        TXU Corp ....................................          1,205
     92,087        United Utilities plc ........................            925
  1,380,274        Verizon Communications, Inc .................         53,510
    267,291        Vinci S.A. ..................................         15,063
 24,727,817        Vodafone Group plc ..........................         45,084
    237,030        Vodafone Group plc (Spon ADR) ...............          4,295
     26,606        Williams Cos, Inc ...........................             72
         88   b,e* WorldCom, Inc (MCI Group) ...................              0
                                                                   ------------
                   TOTAL UTILITIES                                      404,772
                                                                   ------------
                   TOTAL COMMON STOCK

                    (COST $6,156,387)                                 5,344,415
                                                                   ------------
  PRINCIPAL
  ---------
SHORT TERM INVESTMENTS--5.58%
 CERTIFICATE OF DEPOSIT--0.18%

                   First Tennessee National Bank
$10,000,000         1.330%, 02/24/03 ...........................          9,999
                                                                   ------------
                   TOTAL CERTIFICATE OF DEPOSIT                           9,999
                                                                   ------------
 COMMERCIAL PAPER--3.80%

                   American Express Credit Corp
 13,700,000         1.500%, 01/06/03 ...........................         13,697
                   American Honda Finance Corp
 13,700,000       d 1.330%, 01/29/03 ...........................         13,685
                   Canadian Imperial Holdings, Inc
 13,700,000       d 1.495%, 01/03/03 ...........................         13,698
                   Cargill, Inc
 13,700,000       c 1.290%, 02/14/03 ...........................         13,678
                   Coca-Cola Enterprises, Inc
 13,700,000       c 1.150%, 01/02/03 ...........................         13,699
                   Delaware Funding Corp
  13,700,000      c 1.300%, 02/03/03 ...........................         13,683
                   Fortune Brands
 10,000,000       c 1.330%, 01/14/03 ...........................          9,995
                   Govco, Inc
  9,600,000       c 1.290%, 03/04/03 ...........................          9,578
                   Kitty Hawk Funding Corp
  1,833,000       c 1.360%, 01/10/03 ...........................          1,832
                   Moriarty LLC
 13,700,000     c,d 1.340%, 01/16/03 ...........................         13,692
                   Paccar Financial Corp
 10,000,000         1.200%, 01/02/03 ...........................          9,999
                   Park Avenue Receivables Corp
 13,700,000     c,d 1.340%, 02/05/03 ...........................         13,682
                   Preferred Receivables Funding Corp
 10,900,000       c 1.310%, 01/14/03 ...........................         10,894
                   Receivables Capital Corp
 13,700,000       c 1.280%, 02/12/03 ...........................         13,679
                   SBC International, Inc
  7,700,000     c,d 1.760%, 01/22/03 ...........................          7,694
                   Societe Generale North America, Inc
 13,000,000       d 1.520%, 01/07/03 ...........................         12,997
                   UBS Finance, Inc (Delaware)
 10,000,000         1.350%, 01/08/03 ...........................          9,997
                   Vodafone Group plc
 13,000,000     c,d 1.330%, 02/14/03 ...........................         12,979
                                                                   ------------
                   TOTAL COMMERCIAL PAPER                               209,158
                                                                   ------------
 U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--1.60%

                   Federal Home Loan Bank (FHLB)
  5,100,000         0.750%, 01/02/03 ...........................          5,100
  7,500,000         1.180%, 01/02/03 ...........................          7,500
 20,000,000         1.260%, 01/24/03 ...........................         19,984
  5,000,000         2.850%, 04/16/03 ...........................          5,022
                   Federal National Mortgage Association (FNMA)
 50,000,000         1.250%, 01/17/03 ...........................         49,971
                                                                   ------------
                   TOTAL U.S. GOVERNMENT AND AGENCIES
                    DISCOUNT NOTES                                       87,577
                                                                   ------------
                   TOTAL SHORT TERM INVESTMENTS
                    (COST $306,719)                                     306,734
                                                                   ------------
                   TOTAL PORTFOLIO--102.92%
                    (COST $6,470,964)                                 5,658,228

                   OTHER ASSETS & LIABILITIES, NET--(2.92%)            (160,538)
                                                                   ------------
                   NET ASSETS--100.00%                             $  5,497,690
                                                                   ============

----------
*  Non-income producing

b  In bankcruptcy

c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

d All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

e  All or a portion of these securities are out on loan.

f Restricted securities-Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At December 31, 2002, the value of these securities amounted to $32,764 or 0.00% of net assets.

Additional information on each restricted security is as follows:

SECURITY                  ACQUISITION DATE          ACQUISITION COST
--------                  ----------------          ----------------
Air Canada, Inc               04/18/96                 $100,961
                                                       ========

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the accounts use more specific industry categories in following their investment limitations on industry concentration.


                        SEE NOTES TO FINANCIAL STATEMENTS


                       2002 ANNUAL REPORT College Retirement Equities Fund    57

          Statement of Investments - GROWTH ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

 PRINCIPAL                                                          VALUE (000)
 ---------                                                         ------------

CORPORATE BOND--0.00%
 CONSUMER CYCLICAL--0.00%

                   Ugly Duckling Corp (Sub Deb)
  $   6,500         12.000%,10/23/03 ...........................   $          7
                                                                   ------------
                   TOTAL CONSUMER CYCLICAL                                    7
                                                                   ------------
                   TOTAL CORPORATE BOND

                    (COST $8)                                                 7
                                                                   ------------
   SHARES
   ------
PREFERRED STOCK--0.00%
 BASIC INDUSTRIES--0.00%

      3,895        Sealed Air Corp .............................            166
                                                                   ------------
                   TOTAL BASIC INDUSTRIES                                   166
                                                                   ------------
 TECHNOLOGY--0.00%

        264      * Superior Trust I Series A ...................              0
                                                                   ------------
                   TOTAL TECHNOLOGY                                           0
                                                                   ------------
                   TOTAL PREFERRED STOCK

                    (COST $186)                                             166
                                                                   ------------
COMMON STOCK--98.72%

 AEROSPACE AND DEFENSE--0.35%

     58,299     e* Alliant Techsystems, Inc ....................          3,635
    435,287        Boeing Co ...................................         14,360
     76,755        General Dynamics Corp .......................          6,092
         65      * L-3 Communications Holdings, Inc ............              3
         14        Lockheed Martin Corp ........................              1
     80,797        PerkinElmer, Inc ............................            667
     32,294        Rockwell Collins, Inc .......................            751
    117,803      * Titan Corp ..................................          1,225
                                                                   ------------
                   TOTAL AEROSPACE AND DEFENSE                           26,734
                                                                   ------------
 BASIC INDUSTRIES--0.96%

          9        Alcoa, Inc ..................................              0
         37      * American Standard Cos, Inc ..................              3
    127,212        Avery Dennison Corp .........................          7,770
     21,913      e Ball Corp ...................................          1,122
          1        Barrick Gold Corp ...........................              0
    137,540        Black & Decker Corp .........................          5,899
     14,949        Cabot Corp ..................................            397
     37,312        Consol Energy, Inc ..........................            645
     35,563        D.R. Horton, Inc ............................            617
    232,469      e Ecolab, Inc .................................         11,507
     22,902        Fluor Corp ..................................            641
         32      * Freeport-McMoran Copper & Gold, Inc (Class A)              1
      4,600     b* GenTek, Inc .................................              0
     61,538      * Jacobs Engineering Group, Inc ...............          2,191
    471,381        Kimberly-Clark Corp .........................         22,376
         66        Lennar Corp .................................              3
     41,273      e Masco Corp ..................................            869
         37        Monsanto Co .................................              1
    207,002      e Newmont Mining Corp .........................          6,009
     10,168     e* NVR, Inc ....................................          3,310
      5,678        OM Group, Inc ...............................             39
         33      * Packaging Dynamics Corp .....................              0
    132,667     e* Sealed Air Corp .............................          4,948
     46,309     e* Shaw Group, Inc .............................            762
     23,690      e Sigma-Aldrich Corp ..........................          1,154
     79,175      e Stanley Works ...............................          2,738
     28,021        Valspar Corp ................................          1,238
                                                                   ------------
                   TOTAL BASIC INDUSTRIES                                74,240
                                                                   ------------
 CONSUMER CYCLICAL--10.41%

     74,379     e* 99 Cents Only Stores ........................          1,998
    153,512      * Abercrombie & Fitch Co (Class A) ............          3,141
     25,330     e* Advance Auto Parts ..........................          1,239
     86,561      * American Eagle Outfitters, Inc ..............          1,193
    100,594        Applebee's International, Inc ...............          2,333
      8,689        ArvinMeritor, Inc ...........................          $ 145
    526,236      * Bed Bath & Beyond, Inc ......................         18,171
    115,087     e* Big Lots, Inc ...............................          1,523
     22,947        Blockbuster, Inc (Class A) ..................            281
    162,319     e* Brinker International, Inc ..................          5,235
         53      * Cablevision Systems Corp (Class A) ..........              1
     29,167      e Callaway Golf Co ............................            386
     66,706      * Catalina Marketing Corp .....................          1,234
     14,496        CBRL Group, Inc .............................            437
     46,675      * CEC Entertainment, Inc ......................          1,433
    130,712     e* Chico's FAS, Inc ............................          2,472
  1,898,889      * Clear Channel Communications, Inc ...........         70,810
    159,867     e* Coach, Inc ..................................          5,263
     22,172      * Columbia Sportswear Co ......................            985
    180,000      * Comcast Corp ................................          4,243
     57,222      * Comcast Corp Special ........................          1,293
    120,660      * Copart, Inc .................................          1,429
         66      * Cox Communications, Inc (Class A) ...........              2
     39,103      * Cox Radio, Inc (Class A) ....................            892
     25,782      * Cumulus Media, Inc (Class A) ................            383
    312,168        Darden Restaurants, Inc .....................          6,384
    501,084      e Dollar General Corp .........................          5,988
    204,745      * Dollar Tree Stores, Inc .....................          5,031
     46,639        Donaldson Co, Inc ...........................          1,679
     56,896        Dow Jones & Co, Inc .........................          2,460
         15      * EchoStar Communications Corp (Class A) ......              0
      6,535      * Emmis Communications Corp (Class A) .........            136
     56,773     e* Entercom Communications Corp ................          2,664
     29,221     e* Extended Stay America, Inc ..................            431
    287,988        Family Dollar Stores, Inc ...................          8,988
     96,086      * Foot Locker, Inc ............................          1,009
    107,969     e* Fox Entertainment Group, Inc (Class A) ......          2,800
         38        Gap, Inc ....................................              1
    202,607      * Gemstar-TV Guide International, Inc .........            658
     12,028      * Genesisintermedia, Inc ......................              0
    136,117      * Gentex Corp .................................          4,307
     85,567        Graco, Inc ..................................          2,451
    545,603        Harley-Davidson, Inc ........................         25,207
     46,589        Harman International Industries, Inc ........          2,772
         79      * Harrah's Entertainment, Inc .................              3
     81,500        Harte-Hanks, Inc ............................          1,522
         47        Hilton Hotels Corp ..........................              1
     70,096      * Hispanic Broadcasting Corp ..................          1,440
    685,323     e* International Game Technology ...............         52,030
     24,689        International Speedway Corp (Class A) .......            921
         25        Interpublic Group Of Cos, Inc ...............              0
     18,010      * Jones Apparel Group, Inc ....................            638
    518,747     e* Kohl's Corp .................................         29,024
     74,563     e* Krispy Kreme Doughnuts, Inc .................          2,518
     90,517      * Lamar Advertising Co ........................          3,046
      7,069        La-Z-Boy, Inc ...............................            170
    110,899        Leggett & Platt, Inc ........................          2,489
    296,084        Limited Brands, Inc .........................          4,124
     18,226      * Lin TV Corp (Class A) .......................            444
      7,416      * Mandalay Resort Group .......................            227
         78        Marriott International, Inc (Class A) .......              3
      1,800      * Mascotech, Inc (Escrow) .....................              0
    139,778        Maytag Corp .................................          3,984
    296,639        McGraw-Hill Cos, Inc ........................         17,929
      9,575        Meredith Corp ...............................            394
     38,683      * Metro-Goldwyn-Mayer, Inc ....................            503
         89      * MGM Mirage ..................................              3
    119,395      * Michaels Stores, Inc ........................          3,737
     92,625     e* Mohawk Industries, Inc ......................          5,275
      1,007      * Morgan Group Holding Co .....................              0


                       SEE NOTES TO FINANCIAL STATEMENTS


58    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - GROWTH ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 CONSUMER CYCLICAL--(CONTINUED)
     33,484      * MSC Industrial Direct Co (Class A) ..........   $        594
    167,053        New York Times Co (Class A) .................          7,639
          1        News Corp Ltd (Spon ADR) ....................              0
     95,247        Nike, Inc (Class B) .........................          4,236
     30,202        Omnicom Group, Inc ..........................          1,951
     62,054     e* O'Reilly Automotive, Inc ....................          1,569
     55,971        Outback Steakhouse, Inc .....................          1,928
     25,788     e* PanAmSat Corp ...............................            378
     58,308      * Performance Food Group Co ...................          1,980
     55,868        Pier 1 Imports, Inc .........................          1,058
     31,720     e* Pixar, Inc ..................................          1,681
     41,805      e Polaris Industries, Inc .....................          2,450
     70,059      * Radio One, Inc (Class D) ....................          1,011
     50,105        Reader's Digest Association, Inc (Class A) ..            757
     15,285      e Regal Entertainment Group (Class A) .........            327
     59,657      * Rent-A-Center, Inc ..........................          2,980
    142,571      e Ross Stores, Inc ............................          6,044
    117,435        Ruby Tuesday, Inc ...........................          2,030
     27,804      * Scholastic Corp .............................          1,000
      9,499      * Scotts Co (Class A) .........................            466
     47,485        Scripps (E.W.) Co (Class A) .................          3,654
     30,232      * Sonic Automotive, Inc .......................            450
    695,943      * Starbucks Corp ..............................         14,183
  1,839,634      e Starwood Hotels & Resorts Worldwide, Inc ....         43,673
      6,100     e* Sunbeam Corp ................................              0
     41,452        Talbots, Inc ................................          1,141
  1,634,596        Target Corp .................................         49,038
     90,894      * The Cheesecake Factory, Inc .................          3,286
    200,620      e Tiffany & Co ................................          4,797
     33,576      * Timberland Co (Class A) .....................          1,196
    972,251      e TJX Cos, Inc ................................         18,978
          1        Tribune Co ..................................              0
    286,406      * U.S.A. Interactive, Inc .....................          6,547
      9,947      * UnitedGlobalcom, Inc (Class A) ..............             24
          4      * Univision Communications, Inc (Class A) .....              0
     24,392      * Viacom, Inc (Class A) .......................            995
  1,982,369     e* Viacom, Inc (Class B) .......................         80,801
  3,568,275        Wal-Mart Stores, Inc ........................        180,234
          1        Walt Disney Co ..............................              0
    124,197        Wendy's International, Inc ..................          3,362
    137,728     e* Westwood One, Inc ...........................          5,146
     84,023      e Wiley (John) & Sons, Inc (Class A) ..........          2,017
    160,973      * Williams-Sonoma, Inc ........................          4,370
    703,786      * Yahoo!, Inc .................................         11,507
         80      * Yum! Brands, Inc ............................              2
     14,844     e* Zale Corp ...................................            474
     34,800      * Zenith Electronics Corp .....................              0
                                                                   ------------
                   TOTAL CONSUMER CYCLICAL                              805,867
                                                                   ------------
 CONSUMER NON-CYCLICAL--13.78%

      4,150        Alberto-Culver Co (Class B) .................            209
         70      * Amazon.Com, Inc .............................              1
    647,229        Anheuser-Busch Cos, Inc .....................         31,326
     54,249      * Aramark Corp (Class B) ......................          1,275
         69      * Autozone, Inc ...............................              5
  1,575,500        Avon Products, Inc ..........................         84,872
     22,900      * Barnes & Noble, Inc .........................            414
  2,040,352     e* Best Buy Co, Inc ............................         49,275
    128,365      * BJ's Wholesale Club, Inc ....................          2,349
     15,405      * Borders Group, Inc ..........................            248
     62,434        Brown-Forman Corp (Class B) .................          4,081
    123,701     e* Carmax, Inc .................................          2,212
    106,180     e* CDW Computer Centers, Inc ...................          4,656
     38,291        Church & Dwight Co, Inc .....................          1,165
     46,307        Circuit City Stores, Inc (Circuit City Group)            344
    149,374        Clorox Co ...................................          6,162
  2,661,580        Coca-Cola Co ................................        116,630
         92        Coca-Cola Enterprises, Inc ..................              2
    860,046        Colgate-Palmolive Co ........................         45,092
     54,177      * Constellation Brands, Inc (Class A) .........          1,285
    410,647     e* Costco Wholesale Corp .......................         11,523
         42      * Del Monte Foods Co ..........................              0
          2        Delhaize "Le Lion" (Spon ADR) ...............              0
     88,855        Dial Corp ...................................          1,810
     33,486        Dreyer's Grand Ice Cream, Inc ...............          2,376
    269,464     e* eBay, Inc ...................................         18,275
     21,160      * Energizer Holdings, Inc .....................            590
    137,555        Estee Lauder Cos (Class A) ..................          3,631
     30,872        Ethan Allen Interiors, Inc ..................          1,061
     16,722     e* Expedia, Inc (Class A) ......................          1,119
      1,519      * Expedia, Inc Wts 02/04/09 ...................             54
    105,671      e Fastenal Co .................................          3,951
         89      * FTD, Inc (Class A) ..........................              1
     59,223      * Furniture Brands International, Inc .........          1,412
     21,650      * Gamestop Corp ...............................            212
    470,112      e General Mills, Inc ..........................         22,072
  1,110,125        Gillette Co .................................         33,703
         95        H.J. Heinz Co ...............................              3
    137,037      e Herman Miller, Inc ..........................          2,521
     82,123        Hershey Foods Corp ..........................          5,538
  3,477,536        Home Depot, Inc .............................         83,322
     58,735      e International Flavors & Fragrances, Inc .....          2,062
         49        Kellogg Co ..................................              2
    131,591      e Kraft Foods, Inc (Class A) ..................          5,123
         91      * Kroger Co ...................................              1
         83      * Ladenburg Thalmann Financial Services, Inc ..              0
  2,565,519      e Lowe's Cos ..................................         96,207
          9        Mattel, Inc .................................              0
    132,249        McCormick & Co, Inc (Non-Vote) ..............          3,068
     24,203        Newell Rubbermaid, Inc ......................            734
    312,382        Pepsi Bottling Group, Inc ...................          8,028
  4,425,196        PepsiCo, Inc ................................        186,832
         46      * Petco Animal Supplies, Inc ..................              1
    240,336     e* Petsmart, Inc ...............................          4,117
  1,137,405      e Philip Morris Cos, Inc ......................         46,099
    430,492        Procter & Gamble Co .........................         36,996
    313,312        RadioShack Corp .............................          5,871
         76      * Safeway, Inc ................................              2
    592,325        Sara Lee Corp ...............................         13,333
    841,823      * Staples, Inc ................................         15,405
     41,739     e* Ticketmaster (Class B) ......................            886
     45,710        Tootsie Roll Industries, Inc ................          1,402
    152,238        UST, Inc ....................................          5,089
  1,844,831        Walgreen Co .................................         53,851
    469,038     e* Weight Watchers International, Inc ..........         21,562
     94,499     e* Whole Foods Market, Inc .....................          4,983
    198,889        Wrigley (Wm.) Jr Co .........................         10,915
                                                                   ------------
                   TOTAL CONSUMER NON-CYCLICAL                        1,067,346
                                                                   ------------
 ENERGY--1.81%

         81        Amerada Hess Corp ...........................              4
         26        Anadarko Petroleum Corp .....................              1
  1,010,730        Apache Corp .................................         57,602
    570,502      e Baker Hughes, Inc ...........................         18,364
    282,371     e* BJ Services Co ..............................          9,123
         96        Burlington Resources, Inc ...................              4
     35,700      * Cimarex Energy Co ...........................            639
     77,239      * Cooper Cameron Corp .........................          3,848
     62,533      e Diamond Offshore Drilling, Inc ..............          1,366
    220,037        ENSCO International, Inc ....................          6,480
     27,476      * Forest Oil Corp .............................            757



                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    59

          Statement of Investments - GROWTH ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 ENERGY--(CONTINUED)
          1        GlobalSantaFe Corp ..........................   $          0
    159,975      * Grant Prideco, Inc ..........................          1,862
    387,772      e Halliburton Co ..............................          7,255
      2,971      * Magnum Hunter Resources, Inc Wts 03/21/05 ...              1
    101,660        Murphy Oil Corp .............................          4,356
         37      * Nabors Industries Ltd .......................              1
     92,170      * National-Oilwell, Inc .......................          2,013
     47,089      * Newfield Exploration Co .....................          1,698
     58,249      e Noble Energy, Inc ...........................          2,187
    225,134        Ocean Energy, Inc ...........................          4,496
    120,309     e* Patterson-UTI Energy, Inc ...................          3,630
     33,775      * Pioneer Natural Resources Co ................            853
     15,029      e Pogo Producing Co ...........................            560
     99,730     e* Pride International, Inc ....................          1,486
     97,844      e Rowan Cos, Inc ..............................          2,221
    182,616      * Smith International, Inc ....................          5,957
     49,352        Tidewater, Inc ..............................          1,535
     87,202      * Varco International, Inc ....................          1,517
         86      * Weatherford International Ltd ...............              3
     15,637        XTO Energy, Inc .............................            386
                                                                   ------------
                   TOTAL ENERGY                                         140,205
                                                                   ------------
 FINANCIAL SERVICES--9.60%

         75        Advanta Corp (Class A) ......................              1
     32,129      * Affiliated Managers Group, Inc ..............          1,616
    451,026        Aflac, Inc ..................................         13,585
    146,557      e Allied Capital Corp .........................          3,199
      9,650        Ambac Financial Group, Inc ..................            543
  2,402,667        American Express Co .........................         84,934
    881,796        American International Group, Inc ...........         51,012
    214,007     e* AmeriCredit Corp ............................          1,656
      7,173   b,e* ANC Rental Corp .............................              0
    449,694        Bank Of New York Co, Inc ....................         10,775
     30,770      * Blackrock, Inc ..............................          1,212
     87,034        Brown & Brown, Inc ..........................          2,813
         53        Capital One Financial Corp ..................              2
    114,773      * Catellus Development Corp ...................          2,278
         15        CBL & Associates Properties, Inc ............              1
  1,970,254      e Charles Schwab Corp .........................         21,377
    153,114      * ChoicePoint, Inc ............................          6,046
  1,191,771      e Citigroup, Inc ..............................         41,938
    104,263      e Commerce Bancorp, Inc .......................          4,503
     77,086        Doral Financial Corp ........................          2,205
    237,424      * E*trade Group, Inc ..........................          1,154
    105,666        Eaton Vance Corp ............................          2,985
  3,101,954      e Fannie Mae ..................................        199,549
    147,817        Federated Investors, Inc (Class B) ..........          3,750
    919,406        Fifth Third Bancorp .........................         53,831
  1,163,259        Freddie Mac .................................         68,690
      2,100     b* Frontline Capital Group, Inc ................              0
    155,151        Gallagher (Arthur J.) & Co ..................          4,558
         34      * Gartner, Inc (Class B) ......................              0
     13,390        Greater Bay Bancorp .........................            232
     16,280        HCC Insurance Holdings, Inc .................            400
         89        Household International, Inc ................              2
     23,167        Hudson United Bancorp .......................            720
         51        Independent Bank Corp (Massachusetts) .......              1
          1      * Interstate Hotels & Resorts, Inc ............              0
     88,649      * Investment Technology Group, Inc ............          1,982
    115,822        Investors Financial Services Corp ...........          3,172
     38,806        John Nuveen Co (Class A) ....................            984
      9,007     e* LaBranche & Co, Inc .........................            240
     66,335      e Legg Mason, Inc .............................          3,220
      1,008      * Markel Corp .................................            207
    932,970        Marsh & McLennan Cos, Inc ...................         43,113
         21        Marshall & Ilsley Corp ......................              1
         25        MBNA Corp ...................................              0
    180,488        Mellon Financial Corp .......................          4,713
     93,938        Neuberger Berman, Inc .......................          3,146
     63,933        New York Community Bancorp, Inc .............          1,846
     74,428        North Fork Bancorp, Inc .....................          2,511
    171,295        Northern Trust Corp .........................          6,004
    205,382      e Progressive Corp ............................         10,193
     37,898      e Provident Financial Group, Inc ..............            986
    186,566      * Providian Financial Corp ....................          1,211
     21,582        Rouse Co ....................................            684
    136,181        SEI Investments Co ..........................          3,701
      7,270     e* Silicon Valley Bancshares ...................            133
         26        Sky Financial Group, Inc ....................              1
         34        SLM Corp ....................................              4
     53,899      * St. Joe Co ..................................          1,617
    392,029        State Street Corp ...........................         15,289
     46,081      * Stilwell Financial, Inc .....................            602
    532,279        Synovus Financial Corp ......................         10,326
     62,827        T Rowe Price Group, Inc .....................          1,714
     82,529        TCF Financial Corp ..........................          3,606
         37      * Travelers Property Casualty Corp (Class A) ..              1
         61      * Travelers Property Casualty Corp (Class B) ..              1
     19,849      * United Rentals, Inc .........................            214
    434,899        UnumProvident Corp ..........................          7,628
    131,226        Waddell & Reed Financial, Inc (Class A) .....          2,581
    538,539        Wells Fargo & Co ............................         25,241
     14,125        Westamerica Bancorp .........................            568
                                                                   ------------
                   TOTAL FINANCIAL SERVICES                             743,008
                                                                   ------------
 HEALTH CARE--28.22%

  3,999,463        Abbott Laboratories .........................        159,979
     79,615     e* Accredo Health, Inc .........................          2,806
         49      * Advanced Medical Optics, Inc ................              1
    132,687      * AdvancePCS ..................................          2,947
     90,715      * Affymetrix, Inc .............................          2,076
  1,508,781      * Alcon, Inc ..................................         59,521
         26        Allergan, Inc ...............................              1
         96        AmerisourceBergen Corp ......................              5
  3,872,695     e* Amgen, Inc ..................................        187,206
     25,204      * AMN Healthcare Services, Inc ................            426
    114,104      * Andrx Corp ..................................          1,674
  1,797,393      * Anthem, Inc .................................        113,056
     97,563      * Apogent Technologies, Inc ...................          2,029
    359,888        Applera Corp (Applied Biosystems Group) .....          6,312
     49,861     e* Barr Laboratories, Inc ......................          3,245
  2,590,384      e Baxter International, Inc ...................         72,531
        200      * Baxter International, Inc (Contingent Value Rts)           0
    105,090        Beckman Coulter, Inc ........................          3,102
     66,508        Becton Dickinson & Co .......................          2,041
         55      * Biogen, Inc .................................              2
    483,092        Biomet, Inc .................................         13,845
         40      * Biovail Corp ................................              1
         75      * Boston Scientific Corp ......................              3
     53,724        Bristol-Myers Squibb Co .....................          1,244
    951,641      e Cardinal Health, Inc ........................         56,328
         28      * Caremark Rx, Inc ............................              0
    136,420      * Celgene Corp ................................          2,929
         13      * Cephalon, Inc ...............................              1
     50,400      * Cerner Corp .................................          1,576
     80,074     e* Charles River Laboratories International, Inc          3,081
    165,745     e* Chiron Corp .................................          6,232
     64,552     e* Community Health Systems, Inc ...............          1,329
     32,462      * Coventry Health Care, Inc ...................            942
    217,901      * Cytyc Corp ..................................          2,223
    104,750      * DaVita, Inc .................................          2,584


                       SEE NOTES TO FINANCIAL STATEMENTS


60    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - GROWTH ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 HEALTH CARE--(CONTINUED)
    125,764        Dentsply International, Inc .................   $      4,683
     39,362        Diagnostic Products Corp ....................          1,520
         96      * Digene Corp .................................              1
     74,697      * Edwards Lifesciences Corp ...................          1,903
     28,800      * Elan Corp plc (Contingent Value Rts) ........              0
    113,834      * Express Scripts, Inc (Class A) ..............          5,469
    182,437     e* First Health Group Corp .....................          4,442
     53,640      * Fisher Scientific International, Inc ........          1,613
    289,106     e* Forest Laboratories, Inc ....................         28,396
    114,201     e* Genentech, Inc ..............................          3,787
         59      * Genzyme Corp (General Division) .............              2
         82      * Gilead Sciences, Inc ........................              3
         44      * Guidant Corp ................................              1
     77,235        HCA, Inc ....................................          3,205
    434,932      e Health Management Associates, Inc (Class A)            7,785
     36,603      * Health Net, Inc .............................            966
         53      * Healthsouth Corp ............................              0
     47,743      * Henry Schein, Inc ...........................          2,148
    108,558      * Human Genome Sciences, Inc ..................            956
     40,179      e ICN Pharmaceuticals, Inc ....................            438
         27      * IDEC Pharmaceuticals Corp ...................              1
    514,045        IMS Health, Inc .............................          8,225
     41,927      * Invitrogen Corp .............................          1,314
    273,130     e* IVAX Corp ...................................          3,313
  5,428,354      e Johnson & Johnson ...........................        291,557
         82      * King Pharmaceuticals, Inc ...................              1
          2      * Laboratory Corp Of America Holdings .........              0
     70,948      * LifePoint Hospitals, Inc ....................          2,124
    353,209      e Lilly (Eli) & Co ............................         22,429
    193,839     e* Lincare Holdings, Inc .......................          6,129
     74,623      * Manor Care, Inc .............................          1,389
         66        McKesson Corp ...............................              2
     38,172     e* Medicis Pharmaceutical Corp (Class A) .......          1,896
         86      * Medimmune, Inc ..............................              2
  2,188,518        Medtronic, Inc ..............................         99,796
  1,099,020      d Merck & Co, Inc .............................         62,216
     84,916      * Mid Atlantic Medical Services, Inc ..........          2,751
     24,062      * Millennium Pharmaceuticals, Inc .............            191
     87,035      * Millipore Corp ..............................          2,959
    211,859        Mylan Laboratories, Inc .....................          7,394
     82,775        Omnicare, Inc ...............................          1,973
      6,959   b,e* Organogenesis, Inc ..........................              1
     77,433     e* Orthodontic Centers Of America, Inc .........            845
    158,547      * Oxford Health Plans, Inc ....................          5,779
     11,718        Pall Corp ...................................            195
     89,334      * Patterson Dental Co .........................          3,907
 11,225,348      e Pfizer, Inc .................................        343,159
     84,649      * Pharmaceutical Product Development, Inc .....          2,478
  4,227,192        Pharmacia Corp ..............................        176,697
     31,572      * ProcureNet, Inc .............................              5
    106,904      * Quintiles Transnational Corp ................          1,294
     67,454     e* Renal Care Group, Inc .......................          2,134
     36,776      * Ribapharm, Inc ..............................            241
         29      * Schering AG.(ADR) ...........................              1
  5,596,152      e Schering-Plough Corp ........................        124,235
    123,382      * SICOR, Inc ..................................          1,956
    276,552      * St. Jude Medical, Inc .......................         10,985
    118,717      * Steris Corp .................................          2,879
    152,772      e Stryker Corp ................................         10,254
         27      * Tenet Healthcare Corp .......................              0
         74      * Triad Hospitals, Inc ........................              2
     13,535      * Unilab Corp .................................            248
    434,635        UnitedHealth Group, Inc .....................         36,292
     88,745      * Universal Health Services, Inc (Class B) ....          4,002
    122,489      * Varian Medical Systems, Inc .................        $ 6,075
    236,770     e* Waters Corp .................................          5,157
     67,503      * Watson Pharmaceuticals, Inc .................          1,908
    257,568      * WebMD Corp ..................................          2,202
    258,800      * Wellpoint Health Networks, Inc ..............         18,416
  3,462,814      e Wyeth .......................................        129,509
         69      * Zimmer Holdings, Inc ........................              3
                                                                   ------------
                   TOTAL HEALTH CARE                                  2,185,117
                                                                   ------------
 OTHER--2.14%

    213,814      * Apollo Group, Inc (Class A) .................          9,408
     26,737      * Apollo Group, Inc (University Of Phoenix Online)         958
     80,997      * Career Education Corp .......................          3,240
    213,637      e Cintas Corp .................................          9,774
    102,844      * DeVry, Inc ..................................          1,708
    107,295      * Dun & Bradstreet Corp .......................          3,701
     44,276      * Education Management Corp ...................          1,665
     44,488      * Getty Images, Inc ...........................          1,359
     67,548      * GTECH Holdings Corp .........................          1,882
    326,632      e H & R Block, Inc ............................         13,131
     11,207        HON Industries, Inc .........................            317
     59,051        Honeywell International, Inc ................          1,417
     16,871      * Hotels.Com (Class A) ........................            922
     14,139        ITT Industries, Inc .........................            858
     90,705      e Manpower, Inc ...............................          2,893
         80        Moody's Corp ................................              3
     29,059        R.R. Donnelley & Sons Co ....................            633
    276,869     e* Robert Half International, Inc ..............          4,460
         54      * SPX Corp ....................................              2
  1,195,779      e Sysco Corp ..................................         35,622
     16,716        Teleflex, Inc ...............................            717
     96,473      * TMP Worldwide, Inc ..........................          1,091
  2,799,061        Tyco International Ltd ......................         47,808
      2,800     b* Uniroyal Technology Corp ....................              0
    310,588        United Technologies Corp ....................         19,238
    131,288        Viad Corp ...................................          2,934
                                                                   ------------
                   TOTAL OTHER                                          165,741
                                                                   ------------
 PRODUCER DURABLES--5.97%

    507,404      e 3M Co .......................................         62,563
     70,118      * AGCO Corp ...................................          1,550
         43      * Allied Waste Industries, Inc ................              0
         49      * Beacon Power Corp ...........................              0
     20,626     b* Covanta Energy Corp .........................              0
    198,895      e Danaher Corp ................................         13,067
      2,900     e* Emex Corp ...................................              0
     87,777      * Flowserve Corp ..............................          1,298
     14,009      * FMC Technologies, Inc .......................            286
 14,787,753      e General Electric Co .........................        360,082
    190,725      e Illinois Tool Works, Inc ....................         12,370
     52,411      * National Instruments Corp ...................          1,703
    262,378        Pitney Bowes, Inc ...........................          8,569
      9,326        Vulcan Materials Co .........................            350
         19        Waste Management, Inc .......................              0
                                                                   ------------
                   TOTAL PRODUCER DURABLES                              461,838
                                                                   ------------
 TECHNOLOGY--23.99%

      2,048   b,e* ACT Manufacturing, Inc ......................              0
     98,821      * Activision, Inc .............................          1,442
    100,939     e* Acxiom Corp .................................          1,552
     95,709      * Adaptec, Inc ................................            541
    582,661      * ADC Telecommunications, Inc .................          1,218
     82,927        Adobe Systems, Inc ..........................          2,066
     77,543      * Advanced Fibre Communications, Inc ..........          1,293
    192,050      * Advanced Micro Devices, Inc .................          1,241
     55,304      * Advent Software, Inc ........................            754
     79,312      * Affiliated Computer Services, Inc (Class A)            4,176


                        SEE NOTES TO FINANCIAL STATEMENTS


                      2002 ANNUAL REPORT  College Retirement Equities Fund    61

          Statement of Investments - GROWTH ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 TECHNOLOGY--(CONTINUED)
    432,258      * Agere Systems, Inc (Class A) ................   $        622
  1,201,458      * Agere Systems, Inc (Class B) ................          1,682
    231,797      * Agilent Technologies, Inc ...................          4,163
     82,624      * Alliance Data Systems Corp ..................          1,464
          1      * Altera Corp .................................              0
     40,992      * American Power Conversion Corp ..............            621
     99,754     e* Amkor Technology, Inc .......................            475
     34,704      * Amphenol Corp (Class A) .....................          1,319
  1,394,473      * Analog Devices, Inc .........................         33,286
  5,372,389      * Applied Materials, Inc ......................         70,002
    269,724      * Applied Micro Circuits Corp .................            995
     43,001      * Arrow Electronics, Inc ......................            550
    516,184      * Atmel Corp ..................................          1,151
         95      * Auspex Systems, Inc .........................              0
     56,804        Autodesk, Inc ...............................            812
  2,528,536        Automatic Data Processing, Inc ..............         99,245
     83,024     e* Avaya, Inc ..................................            203
         49      * BEA Systems, Inc ............................              1
    308,457      * BearingPoint, Inc ...........................          2,128
    198,340      * Bisys Group, Inc ............................          3,154
    241,513      * BMC Software, Inc ...........................          4,132
         84      * Brightpoint, Inc ............................              1
         28      * Broadcom Corp (Class A) .....................              0
         71      * Broadvision, Inc ............................              0
    420,615     e* Brocade Communications Systems, Inc .........          1,741
    477,818     e* Cadence Design Systems, Inc .................          5,633
    209,078      * Ceridian Corp ...............................          3,015
    112,707      * Certegy, Inc ................................          2,767
     56,102     e* Checkfree Corp ..............................            898
         34      * CIENA Corp ..................................              0
 15,945,074     e* Cisco Systems, Inc ..........................        208,880
    283,073      * Citrix Systems, Inc .........................          3,487
          8        Computer Associates International, Inc ......              0
     27,686      * Computer Sciences Corp ......................            954
    265,975      * Compuware Corp ..............................          1,277
    168,370      * Comverse Technology, Inc ....................          1,687
    908,879      * Concord EFS, Inc ............................         14,306
    232,883     e* Conexant Systems, Inc .......................            375
    311,600     e* Convergys Corp ..............................          4,721
         28      * Corning, Inc ................................              0
     94,963      * CSG Systems International, Inc ..............          1,296
     61,123     e* Cymer, Inc ..................................          1,971
    170,524      * Cypress Semiconductor Corp ..................            975
  1,194,654     e* Dell Computer Corp ..........................         31,945
    115,852        Deluxe Corp .................................          4,877
    215,739      * DST Systems, Inc ............................          7,670
     62,814      * Electronic Arts, Inc ........................          3,126
         66        Electronic Data Systems Corp ................              1
    116,969      * Emulex Corp .................................          2,170
      1,700      * EpicEdge, Inc ...............................              0
    241,166      e Equifax, Inc ................................          5,581
     90,233        Fair, Isaac & Co, Inc .......................          3,853
    195,199      * Fairchild Semiconductor International, Inc
                     (Class A) .................................          2,091
     89,103        First Data Corp .............................          3,155
    344,727     e* Fiserv, Inc .................................         11,703
          2     b* FutureLink Corp .............................              0
     62,231      e Global Payments, Inc ........................          1,992
     58,482        Harris Corp .................................          1,538
    122,558        Henry (Jack) & Associates, Inc ..............          1,476
    273,963     e* i2 Technologies, Inc ........................            315
     40,782      * Ingram Micro, Inc (Class A) .................            504
     85,355     e* Integrated Circuit Systems, Inc .............          1,558
     96,678      * Integrated Device Technology, Inc ...........            809
 15,012,445        Intel Corp ..................................        233,744
          9      * Internap Network Services Corp ..............              0
  2,376,717        International Business Machines Corp ........        184,196
     99,535      * International Rectifier Corp ................          1,837
    138,529      * Intersil Corp (Class A) .....................          1,931
    343,063      * Intuit, Inc .................................         16,097
     72,821     e* Iron Mountain, Inc ..........................          2,404
    181,026      * J.D. Edwards & Co ...........................          2,042
    255,228     e* Jabil Circuit, Inc ..........................          4,574
  1,074,000     e* JDS Uniphase Corp ...........................          2,653
          6      * Juniper Networks, Inc .......................              0
    428,114     e* KLA-Tencor Corp .............................         15,142
    229,600      * Lam Research Corp ...........................          2,480
    233,852      * Lexmark International, Inc ..................         14,148
         49        Linear Technology Corp ......................              1
         47      * LSI Logic Corp ..............................              0
     84,039      * Macromedia, Inc .............................            895
  1,071,986        Maxim Integrated Products, Inc ..............         35,418
    138,738     e* Mercury Interactive Corp ....................          4,114
     64,021      * Mettler-Toledo International, Inc ...........          2,053
    112,679      * Micrel, Inc .................................          1,012
    359,558        Microchip Technology, Inc ...................          8,791
         57      * Micron Technology, Inc ......................              1
  8,430,680      * Microsoft Corp ..............................        435,866
     38,547     e* MKS Instruments, Inc ........................            633
    201,097      e Molex, Inc ..................................          4,633
  6,508,924        Motorola, Inc ...............................         56,302
     13,295     e* National Processing, Inc ....................            213
    272,031     e* National Semiconductor Corp .................          4,083
      2,400      * NCP Litigation Trust ........................              0
    534,378      * Network Appliance, Inc ......................          5,344
    279,084     e* Network Associates, Inc .....................          4,490
         70      * Novellus Systems, Inc .......................              2
    231,970     e* Nvidia Corp .................................          2,670
         46      * Oplink Communications, Inc ..................              0
 10,908,367      * Oracle Corp .................................        117,810
    590,274      e Paychex, Inc ................................         16,469
         35      * Peoplesoft, Inc .............................              1
     69,128     b* Peregrine Systems, Inc ......................              6
    117,879      * Perot Systems Corp (Class A) ................          1,264
    299,750     e* PMC-Sierra, Inc .............................          1,667
    136,367      * Polycom, Inc ................................          1,298
    158,783     e* QLogic Corp .................................          5,480
         45      * Qualcomm, Inc ...............................              2
    270,845      * Rational Software Corp ......................          2,814
    133,901      * RealNetworks, Inc ...........................            510
    117,772      e Reynolds & Reynolds Co (Class A) ............          3,000
    258,926     e* RF Micro Devices, Inc .......................          1,898
     71,524      * Sanmina-SCI Corp ............................            321
    108,879      * Seagate Technology--Escrow ..................              0
    110,309      * Semtech Corp ................................          1,205
         58      * Siebel Systems, Inc .........................              0
         22      * Skillsoft plc (ADR) .........................              0
         19      * Solectron Corp ..............................              0
     25,693     e* StarMedia Network, Inc ......................              0
     34,864      * Storage Technology Corp .....................            747
 13,463,931      * Sun Microsystems, Inc .......................         41,873
    367,127     e* Sungard Data Systems, Inc ...................          8,650
     77,322      * Sybase, Inc .................................          1,036
         71      * Symantec Corp ...............................              3
    206,633        Symbol Technologies, Inc ....................          1,699
    135,590     e* Synopsys, Inc ...............................          6,257
     28,332      * Tech Data Corp ..............................            764
     27,873      * Tektronix, Inc ..............................            507
    333,234     e* Tellabs, Inc ................................          2,423
    258,431     e* Teradyne, Inc ...............................          3,362


                       SEE NOTES TO FINANCIAL STATEMENTS


62    College Retirement Equities Fund  2002 ANNUAL REPORT

          Statement of Investments - GROWTH ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   SHARES                                                           VALUE (000)
   ------                                                          ------------

 TECHNOLOGY--(CONTINUED)
     89,709      * Thermo Electron Corp ........................   $      1,805
     67,098      e Total System Services, Inc ..................            906
     15,200     b* U.S. Wireless Corp ..........................              0
     98,580      * Unisys Corp .................................            976
         49      * Universal Access Global Holdings, Inc .......              0
    112,742      * Utstarcom, Inc ..............................          2,236
    199,596      * VeriSign, Inc ...............................          1,601
         53      * Veritas Software Corp .......................              1
     15,268     b* Viasystems Group, Inc .......................              0
     64,671      * Vishay Intertechnology, Inc .................            723
         83      * Xilinx, Inc .................................              2
     38,612     e* Zebra Technologies Corp (Class A) ...........          2,212
        270      * Zebra Technologies Corp (Class B) ...........             15
                                                                   ------------
                   TOTAL TECHNOLOGY                                   1,857,948
                                                                   ------------
 TRANSPORTATION--0.90%

    120,867        C.H. Robinson Worldwide, Inc ................          3,771
    169,553        Expeditors International Of Washington, Inc            5,536
        105      * JetBlue Airways Corp ........................              3
    260,425     e* Sabre Holdings Corp .........................          4,716
     60,921        Skywest, Inc ................................            796
    695,502        Southwest Airlines Co .......................          9,667
     62,481      * Swift Transportation Co, Inc ................          1,251
    702,697      e United Parcel Service, Inc (Class B) ........         44,326
                                                                   ------------
                   TOTAL TRANSPORTATION                                  70,066
                                                                   ------------
 UTILITIES--0.59%

          1     b* Adelphia Business Solutions, Inc ............              0
    298,898     e* AES Corp ....................................            903
    101,032     b* Arch Wireless, Inc ..........................              0
         27      * AT&T Wireless Services, Inc .................              0
    191,514     e* Calpine Corp ................................            624
         29      * Citizens Communications Co ..................              0
          1      * Deutsche Telekom AG. (ADR) ..................              0
    182,083   b,e* Enron Corp ..................................             11
      2,245     b* Focal Communications Corp Wts 12/14/07 ......              0
      9,900     b* Geotek Communications, Inc ..................              0
        100     b* IMPSAT Fiber Networks, Inc ..................              0
         59        Kinder Morgan, Inc ..........................              2
         38      * Level 3 Communications, Inc .................              0
         48      * Mirant Corp .................................              0
     15,995     b* NewPower Holdings, Inc ......................              2
          1      * Nextel Communications, Inc (Class A) ........              0
      5,073      * Pinnacle Holdings, Inc (Old) ................              0
         28      * Qwest Communications International, Inc .....              0
         66     b* Spectrasite Holdings, Inc ...................              0
  9,953,305     e* Sprint Corp (PCS Group) .....................         43,597
         63        Telephone & Data Systems, Inc ...............              3
        874      * Vast Solutions, Inc (Class B1) ..............              0
        874      * Vast Solutions, Inc (Class B2) ..............              0
        874      * Vast Solutions, Inc (Class B3) ..............              0
     32,149      * West Corp ...................................            534
         36        Williams Cos, Inc ...........................              0
     16,743     b* WorldCom, Inc (MCI Group) ...................              3
                                                                   ------------
                   TOTAL UTILITIES                                       45,679
                                                                   ------------
                   TOTAL COMMON STOCK
                    (COST $9,576,318)                                 7,643,789
                                                                   ------------
  PRINCIPAL
  ---------
SHORT TERM INVESTMENTS--4.16%

 COMMERCIAL PAPER--3.63%

                   American Express Credit Corp
$21,600,000         1.300%, 01/07/03 ...........................         21,594
                   Barclays U.S. Funding Corp
 20,000,000         1.320%, 03/13/03 ...........................         19,948
                   Bristol Myers Squibb Co
$21,600,000       c 1.330%, 01/14/03 ...........................         21,589
                   Cargill, Inc
 17,500,000       c 1.300%, 01/24/03 ...........................         17,485
                   CC (USA), Inc
 21,600,000     c,d 1.340%, 01/28/03 ...........................         21,578
                   Ciesco LP
 21,000,000       c 1.320%, 01/16/03 ...........................         20,988
                   Citicorp
 19,000,000       d 1.300%, 01/29/03 ...........................         18,980
                   Corporate Asset Funding Corp, Inc
 19,150,000       c 1.340%, 01/22/03 ...........................         19,135
                   Delaware Funding Corp
 11,600,000       c 1.330%, 01/16/03 ...........................         11,593
                   Govco, Inc
 11,600,000     c,d 1.330%, 01/24/03 ...........................         11,590
 10,000,000       c 1.320%, 02/04/03 ...........................          9,987
                   Greyhawk Funding LLC
 21,000,000       c 1.360%, 02/10/03 ...........................         20,969
                   Kitty Hawk Funding Corp.
 11,036,000       c 1.370%, 01/15/03 ...........................         11,030
                   Preferred Receivables Funding Corp
 20,000,000       c 1.320%, 01/08/03 ...........................         19,994
                   Societe Generale North America, Inc
 15,000,000         1.510%, 01/06/03 ...........................         14,997
                   UBS Finance, (Delaware) Inc
 20,000,000         1.490%, 01/06/03 ...........................         19,996
                                                                   ------------
                   TOTAL COMMERCIAL PAPER                               281,453
                                                                   ------------
 U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--0.34%

                   Federal Home Loan Bank (FHLB)
  5,000,000       d 2.850%, 04/16/03 ...........................          5,022
                   Federal Home Loan Mortgage Corp (FHLMC)
 10,500,000         1.250%, 01/21/03 ...........................         10,492
                   Federal National Mortgage Association (FNMA)
    800,000         1.270%, 02/03/03 ...........................            799
    800,000         1.260%, 02/05/03 ...........................            799
  3,392,000         1.260%, 02/06/03 ...........................          3,388
  5,500,000         1.270%, 05/07/03 ...........................          5,476
                                                                   ------------
                   TOTAL U.S. GOVERNMENT AND AGENCIES
                    DISCOUNT NOTES .............................         25,976
                                                                   ------------
 VARIABLE RATE NOTE--0.19%

                   Sigma Finance, Inc
 15,000,000         1.340%, 02/18/03 ...........................         14,999
                                                                   ------------
                   TOTAL VARIABLE RATE NOTE                              14,999
                                                                   ------------
                   TOTAL SHORT TERM INVESTMENTS
                    (COST $322,428)                                     322,428
                                                                   ------------
                   TOTAL PORTFOLIO--102.88%
                    (COST $9,898,940)                                 7,966,390

                   OTHER ASSETS & LIABILITIES, NET--(2.88)%            (223,162)
                                                                   ------------
                   NET ASSETS--100%                                $  7,743,228
                                                                   ============

----------
*  Non-income producing

b  In bankcruptcy

c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

d All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

e  All or a portion of these securities are out on loan.
For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the accounts use more specific industry categories in following their investment limitations on industry concentration.


                        SEE NOTES TO FINANCIAL STATEMENTS


                       2002 ANNUAL REPORT College Retirement Equities Fund    63

Report of Management Responsibility

TO THE PARTICIPANTS OF COLLEGE RETIREMENT EQUITIES FUND:

The accompanying financial statements of the Stock, Global Equities and Growth Accounts of College Retirement Equities Fund ("CREF") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

CREF has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, CREF's internal audit personnel provide a continuing review of the internal controls and operations of the CREF Accounts, and the chief audit executive regularly reports to the Audit Committee of the CREF Board of Trustees.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be CREF's policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The independent auditor's report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the CREF Board of Trustees, consisting of trustees who are not officers of CREF, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of all the CREF Accounts by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of the CREF Accounts' operations.


/s/                                     /s/

Chairman, President and                 Executive Vice President and
Chief Executive Officer                 Principal Accounting Officer

--------------------------------------------------------------------------------

Report of the Audit Committee

TO THE PARTICIPANTS OF COLLEGE RETIREMENT EQUITIES FUND:

The Audit Committee oversees the financial reporting process of College Retirement Equities Fund ("CREF") on behalf of CREF's Board of Trustees. The Audit Committee operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for preparation of CREF's financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in advance of their respective audits of CREF. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm wherever circumstances warrant, but in no event will the formal evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with accounting principles generally accepted in the United States.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by CREF, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, internal controls, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management and CREF, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Maceo K. Sloan, Audit Committee Chair
Martin J. Gruber, Audit Committee Member
Nestor V. Santiago, Audit Committee Member

February 19, 2003


64    College Retirement Equities Fund  2002 ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 2002                                                        Stock         Global Equities       Growth
(amounts in thousands, except amounts per accumulation unit)            Account            Account           Account
                                                                      ------------     ---------------    ------------
ASSETS
Portfolio investments, at cost                                        $ 74,730,974      $  6,470,964      $  9,898,940
Net unrealized appreciation (depreciation) of portfolio investments      2,147,242          (812,736)       (1,932,550)
                                                                      ------------      ------------      ------------
Portfolio investments, at value (including securities loaned
   of $1,420,793, $182,479 and $250,535, respectively)                  76,878,216         5,658,228         7,966,390
Cash                                                                        81,060            13,961            11,599
Dividends and interest receivable                                          116,720             6,809            16,972
Receivable from securities transactions                                    199,627            11,566               363
Amounts due from TIAA                                                       27,436             5,290            12,703
                                                                      ------------      ------------      ------------
   Total Assets                                                         77,303,059         5,695,854         8,008,027
                                                                      ------------      ------------      ------------
LIABILITIES
Deposits for securities loaned--Note 3                                   1,616,897           197,526           262,884
Payable for securities transactions                                        135,071               638             1,915
                                                                      ------------      ------------      ------------
   Total Liabilities                                                     1,751,968           198,164           264,799
                                                                      ------------      ------------      ------------
NET ASSETS
Accumulation Fund                                                       63,544,534         5,335,182         7,565,570
Annuity Fund                                                            12,006,557           162,508           177,658
                                                                      ------------      ------------      ------------
   Total Net Assets                                                   $ 75,551,091      $  5,497,690      $  7,743,228
                                                                      ============      ============      ============
ACCUMULATION UNITS OUTSTANDING--Notes 4 and 5                              493,295           104,438           176,249
                                                                      ============      ============      ============
NET ASSET VALUE PER ACCUMULATION UNIT--Note 4                         $     128.82      $      51.08      $      42.93
                                                                      ============      ============      ============

--------------------------------------------------------------------------------

Statements of Operations

Year Ended December 31, 2002                                             Stock         Global Equities       Growth
(amounts in thousands)                                                  Account            Account           Account
                                                                      ------------     ---------------    ------------
INVESTMENT INCOME
Income:
   Interest                                                           $     39,731      $      4,140      $      8,278
   Dividends                                                             1,445,491            96,540            78,246
                                                                      ------------      ------------      ------------
   TOTAL INCOME                                                          1,485,222           100,680            86,524
                                                                      ------------      ------------      ------------
Expenses--Note 2:
   Investment                                                              106,574            10,400            12,394
   Operating                                                               275,956            19,156            28,603
   Interest                                                                     49                --                29
                                                                      ------------      ------------      ------------
   TOTAL EXPENSES                                                          382,579            29,556            41,026
                                                                      ------------      ------------      ------------
INVESTMENT INCOME--NET                                                   1,102,643            71,124            45,498
                                                                      ------------      ------------      ------------
REALIZED AND UNREALIZED LOSS ON
   TOTAL INVESTMENTS--Note 3 Net realized gain (loss) on:
   Portfolio investments                                                (3,863,029)       (1,127,776)       (2,881,223)
   Futures transactions                                                    (82,529)          (17,790)           (9,148)
   Foreign currency transactions                                            19,975               178                --
                                                                      ------------      ------------      ------------
   NET REALIZED LOSS ON TOTAL INVESTMENTS                               (3,925,583)       (1,145,388)       (2,890,371)
                                                                      ------------      ------------      ------------
Net change in unrealized appreciation (depreciation) on:
   Portfolio investments                                               (17,609,963)         (417,628)         (467,775)
   Futures transactions                                                     (4,148)           (2,264)           (1,037)
   Translation of assets (other than portfolio investments)
      and liabilities denominated in foreign currencies                      1,405             5,919                --
                                                                      ------------      ------------      ------------
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      ON TOTAL INVESTMENTS                                             (17,612,706)         (413,973)         (468,812)
                                                                      ------------      ------------      ------------
   NET REALIZED AND UNREALIZED LOSS ON TOTAL INVESTMENTS               (21,538,289)       (1,559,361)       (3,359,183)
                                                                      ------------      ------------      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(20,435,646)     $ (1,488,237)     $ (3,313,685)
                                                                      ============      ============      ============


See notes to financial statements.


                      2002 ANNUAL REPORT  College Retirement Equities Fund    65

Statements of Cash Flows

   Year Ended December 31, 2002                                              Stock         Global Equities       Growth
    (amounts in thousands)                                                  Account            Account           Account
                                                                          ------------     ---------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations                   $(20,435,646)     $ (1,488,237)     $ (3,313,685)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
      Proceeds from sales of long-term securities                           28,509,723         5,651,056         4,804,848
      Purchases of long-term securities                                    (26,812,442)       (5,938,544)       (5,124,184)
      (Purchases) sales of short-term investments--net                          72,193          (166,439)          109,847
      Increase in receivables                                                  (24,928)           (1,437)          (12,504)
      Increase (decrease) in payables                                          367,452           114,703          (100,817)
      Net realized loss on total investments                                 3,925,583         1,145,388         2,890,371
      Net change in unrealized (appreciation) depreciation on
        total investments                                                   17,612,706           413,973           468,812
                                                                          ------------      ------------      ------------
   Net Cash Provided by (Used in) Operating Activities                       3,214,641          (269,537)         (277,312)
                                                                          ------------      ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Premiums                                                                  2,962,016           688,307         1,261,778
   Net transfers to TIAA                                                    (1,302,236)          (33,798)         (103,395)
   Net transfers to other CREF Accounts                                     (1,422,112)         (223,503)         (636,675)
   Annuity payments                                                         (1,747,856)          (28,923)          (34,401)
   Withdrawals and death benefits                                           (1,665,096)         (130,181)         (205,378)
   Proceeds from short term borrowings                                         385,000                --           131,000
   Repayment of short term borrowings                                         (385,000)               --          (131,000)
                                                                          ------------      ------------      ------------
   Net Cash Provided by (Used in) Financing Activities                      (3,175,284)          271,902           281,929
                                                                          ------------      ------------      ------------
 Increase in Cash                                                               39,357             2,365             4,617

CASH
   Beginning of year                                                            41,703            11,596             6,982
                                                                          ------------      ------------      ------------
   End of year                                                            $     81,060      $     13,961      $     11,599
                                                                          ============      ============      ============
Supplemental disclosure of cash flow information:
   Cash paid for interest                                                 $         49      $         --      $         29
                                                                          ============      ============      ============

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                    Stock Account              Global Equities Account
                                                          ------------------------------    ------------------------------
   Years Ended December 31, (amounts in thousands)             2002            2001             2002             2001
                                                          -------------    -------------    -------------    -------------
FROM OPERATIONS
Investment income--net                                    $   1,102,643    $   1,078,412    $      71,124    $      67,894
Net realized gain (loss) on total investments                (3,925,583)       1,290,880       (1,145,388)      (1,094,066)
Net change in unrealized appreciation (depreciation)
   on total investments                                     (17,612,706)     (18,889,776)        (413,973)        (596,091)
                                                          -------------    -------------    -------------    -------------
   Net Decrease in Net Assets Resulting from Operations     (20,435,646)     (16,520,484)      (1,488,237)      (1,622,263)
                                                          -------------    -------------    -------------    -------------

FROM PARTICIPANT TRANSACTIONS
Premiums                                                      2,962,016        2,831,575          688,307          687,993
                                                          -------------    -------------    -------------    -------------
Disbursements and transfers:
   Net transfers to TIAA                                      1,302,236        1,076,412           33,798           58,887
   Net transfers to other CREF Accounts                       1,422,112        1,640,682          223,503          468,246
   Annuity payments                                           1,747,856        2,107,277           28,923           34,276
   Withdrawals and death benefits                             1,665,096        1,971,694          130,181          153,983
                                                          -------------    -------------    -------------    -------------
   Total Disbursments and Transfers, Net                      6,137,300        6,796,065          416,405          715,392
                                                          -------------    -------------    -------------    -------------
   Net Increase (Decrease) in Net Assets Resulting
      from Participant Transactions                          (3,175,284)      (3,964,490)         271,902          (27,399)
                                                          -------------    -------------    -------------    -------------
Net Decrease in Net Assets                                  (23,610,930)     (20,484,974)      (1,216,335)      (1,649,662)

NET ASSETS
   Beginning of year                                         99,162,021      119,646,995        6,714,025        8,363,687
                                                          -------------    -------------    -------------    -------------
   End of year                                            $  75,551,091    $  99,162,021    $   5,497,690    $   6,714,025
                                                          =============    =============    =============    =============



        Growth Account
 ------------------------------
     2002             2001
 -------------    -------------

 $      45,498    $      18,731
    (2,890,371)      (2,369,906)

      (468,812)        (833,210)
 -------------    -------------
    (3,313,685)      (3,184,385)
 -------------    -------------


     1,261,778        1,376,785
 -------------    -------------

       103,395           66,101
       636,675          694,179
        34,401           48,021
       205,378          257,802
 -------------    -------------
       979,849        1,066,103
 -------------    -------------

       281,929          310,682
 -------------    -------------
    (3,031,756)      (2,873,703)


    10,774,984       13,648,687
 -------------    -------------
 $   7,743,228    $  10,774,984
 =============    =============


See notes to financial statements.


66    College Retirement Equities Fund  2002 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------

The purpose of College Retirement Equities Fund ("CREF"), as stated in its charter, is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing their employees with variable retirement benefits. CREF is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified management investment company. It consists of eight investment portfolios ("Accounts"). The accompanying financial statements are those of the Stock, Global Equities and Growth Accounts. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which may require the use of estimates made by management. Actual results may vary from those estimates. The following is a summary of the significant accounting policies consistently followed by the Accounts.

Valuation of Investments. Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sale price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Foreign investments are valued at the closing price in the principal market where they are traded; local currencies are converted into U.S. dollars. Money market instruments are valued at fair market value. Stock index futures and options which are traded on commodities exchanges are valued at the last sale price as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events that have a significant effect on their value occur between the time their price is determined and the time an Account's net asset value is calculated.

Accounting for Investments. Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and of premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Accounts are informed of the ex-dividend date. Realized gains and losses on security transactions are accounted for on the average cost basis.

Foreign Currency Transactions and Translation. Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward Foreign Currency Contracts. The Accounts may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are "marked-to market" at the end of each day's trading. The Accounts are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency exchange contracts which is typically limited to the unrealized gain on each open contract.

Securities Lending. The Accounts may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned for United States securities and 105% of the market value of securities loaned for foreign securities. The Accounts continue to receive income on the securities loaned and receive additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Accounts. Although each transaction is collateralized, the Accounts would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

Futures Contracts. The Accounts may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Securities Purchased on a When-Issued or Delayed Delivery Basis. The Accounts may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Accounts to the risk that the transaction may not be consummated.


                     2002 ANNUAL REPORT  College Retirement Equities Fund    67

--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

Restricted Securities. Restricted securities held by the Accounts, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Federal Income Taxes. CREF is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"), not as a regulated investment company under Subchapter M of the Code. CREF should incur no material federal income tax liability. Under the rules of taxation applicable to life insurance companies, CREF's Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible.

NOTE 2--MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Investment advisory services for the CREF Accounts are provided by TIAA-CREF Investment Management, LLC ("Investment Management") in accordance with an Investment Management Service Agreement with CREF. Investment Management is a registered investment adviser and a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a companion organization of CREF.

Administrative services for the CREF Accounts and distribution functions for CREF's certificates are provided by TIAA-CREF Individual & Institutional Services, Inc. ("Services") in accordance with a Principal Underwriting and Administrative Services Agreement with CREF. Services, a wholly-owned subsidiary of TIAA, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The services provided by Investment Management and Services are provided at cost. Investment Management and Services receive management fee payments from the CREF Accounts on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to each Account's actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly.

TIAA provides guarantees for the CREF Accounts for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.

NOTE 3--INVESTMENTS
--------------------------------------------------------------------------------

At December 31, 2002, the market value of securities loaned and collateral received in connection therewith was comprised as follows:

                             Stock       Global Equities      Growth
                            Account          Account          Account
                        --------------   ---------------   ------------
Market value of
   securities loaned    $1,420,793,376    $182,479,010     $250,535,415
Cash collateral          1,616,897,459     197,525,537      262,883,587

At December 31, 2002, net unrealized  appreciation  (depreciation)  of portfolio
investments   for  each  of  the  Accounts,   consisting  of  gross   unrealized
appreciation and gross unrealized depreciation, were as follows:

                           Gross            Gross         Net Unrealized
                        Unrealized        Unrealized       Appreciation
                       Appreciation      Depreciation     (Depreciation)
                    ---------------    ---------------    ---------------
Stock Account       $14,719,850,393    $12,572,608,560    $2,147,241,833
Global Equities
   Account              132,922,277        945,657,785      (812,735,508)
 Growth Account         181,846,630      2,114,396,419    (1,932,549,789)

At December 31, 2002, the Stock, Global Equities and Growth Accounts held 1,173, 483 and 314 open futures contracts, respectively, in the Standard & Poor's 500 Index, expiring in March 2003, with a value of $257,737,425, $106,127,175 and $68,993,650, respectively, and an unrealized loss of $7,999,332, $2,269,817 and $1,044,354, respectively.

Companies in which the Accounts held 5% or more of the outstanding voting shares are defined as "affiliated" in the Investment Company Act of 1940. Information regarding transactions with affiliated companies is as follows:

                                         Stock
                                        Account
                                     ------------
Value of affiliated
   companies at
   December 31, 2002:                $181,155,236
For the year ended
   December 31, 2002:
   Dividend income                   $  5,232,283
   Realized loss                     $ 13,938,343

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Accounts for the year ended December 31, 2002, were as follows:

                          Stock         Global Equities        Growth
                         Account            Account            Account
                     ---------------    ---------------    --------------
Purchases:
   Unaffiliated
      companies      $26,792,242,416    $5,929,431,026     $5,082,275,103
   Affiliated
      companies           35,045,353                --                 --
                     ---------------    ---------------    --------------
Total Purchases      $26,827,287,769    $5,929,431,026     $5,082,275,103
                     ===============    ==============     ==============

Sales:
   Unaffiliated
      companies      $28,497,227,111    $5,655,071,468     $4,784,947,196
   Affiliated
      companies           36,003,447                --                 --
                     ---------------    ---------------    --------------
Total Sales          $28,533,230,558    $5,655,071,468     $4,784,947,196
                     ===============    ==============     ==============



68    College Retirement Equities Fund  2002 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Selected condensed financial information for an Accumulation Unit of each Account is presented below.

                                                                         STOCK ACCOUNT
                                                  -------------------------------------------------------------
For the Years Ended December 31,                    2002         2001          2000         1999         1998
                                                  --------     --------     --------      --------     --------
Per Accumulation Unit data:
 Investment income                                $  2.476     $  2.432     $  2.472      $  2.567     $  2.381
 Expenses                                             .638         .693         .626          .607         .521
                                                  --------     --------     --------      --------     --------
 Investment income--net                              1.838        1.739(a)     1.846         1.960        1.860
 Net realized and unrealized gain (loss)
    on total investments                           (35.535)     (27.951)(a)  (19.231)       34.478       29.795
                                                  --------     --------     --------      --------     --------
 Net increase (decrease) in
    Accumulation Unit Value                        (33.697)     (26.212)     (17.385)       36.438       31.655
 Accumulation Unit Value:
    Beginning of year                              162.513      188.725      206.110       169.672      138.017
                                                  --------     --------     --------      --------     --------
    End of year                                   $128.816     $162.513     $188.725      $206.110     $169.672
                                                  ========     ========     ========      ========     ========


Total return                                        (20.73%)     (13.89%)      (8.43%)       21.48%       22.94%
Ratios to Average Net Assets:
 Expenses                                             0.44%        0.41%        0.31%         0.33%        0.34%
 Investment income--net                               1.28%        1.03%(a)     0.91%         1.07%        1.23%
Portfolio turnover rate                              31.19%       29.41%       32.65%        29.26%       34.63%
Thousands of Accumulation Units
 outstanding at end of year                        493,295      508,889      525,111       543,589      565,999

                                                                     GLOBAL EQUITIES ACCOUNT
                                                  -------------------------------------------------------------
For the Years Ended December 31,                    2002         2001          2000         1999         1998
                                                  --------     --------     --------      --------     --------
Per Accumulation Unit data:
 Investment income                                $   .956     $   .985      $  .946      $   .959     $   .902
 Expenses                                             .281         .320         .325          .300         .268
                                                  --------     --------      --------     --------     --------
Investment income--net                                .675         .665(a)      .621          .659         .634
Net realized and unrealized gain (loss)
   on total investments                            (14.853)     (16.493)(a)  (16.281)       24.976       10.508
                                                  --------     --------      --------     --------     --------
Net increase (decrease) in
   Accumulation Unit Value                         (14.178)     (15.828)     (15.660)       25.635       11.142
Accumulation Unit Value:
   Beginning of year                                65.262       81.090       96.750        71.115       59.973
                                                  --------     --------      --------     --------     --------
   End of year                                    $ 51.084     $ 65.262      $81.090      $ 96.750     $ 71.115
                                                  ========     ========      =======      ========     ========

Total return                                        (21.72%)     (19.52%)     (16.19%)       36.05%       18.58%
Ratios to Average Net Assets:
 Expenses                                             0.49%        0.46%        0.35%         0.39%        0.41%
 Investment income--net                               1.18%        0.95%(a)     0.68%         0.85%        0.97%
Portfolio turnover rate                              95.70%      111.91%       98.06%        81.30%      103.31%
Thousands of Accumulation Units
 outstanding at end of year                        104,438       99,558       99,622        89,492       81,825

(a) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Stock Account, the effect of this change for the year ended December 31, 2001 was to increase investment income--net per Accumulation Unit by $.006, and increase net realized and unrealized loss per Accumulation Unit by $.006. For the Global Equities Account, the effect of this change for the year ended December 31, 2001 was to increase investment income--net per Accumulation Unit by $.001, and increase net realized and unrealized loss per Accumulation Unit by $.001. For the ratio of investment income--net to average net assets, there was no effect for the Stock and Global Equities Accounts for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                      2002 ANNUAL REPORT  College Retirement Equities Fund    69

--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------

                                                                     GLOBAL EQUITIES ACCOUNT
                                                  -------------------------------------------------------------
For the Years Ended December 31,                    2002         2001          2000         1999         1998
                                                  --------     --------     --------      --------     --------
Per Accumulation Unit data:
 Investment income                                $   .488     $   .387     $   .509      $   .592     $   .482
 Expenses                                             .231         .278         .320          .278         .244
                                                  --------     --------     --------      --------     --------
Investment income--net                                .257         .109(a)      .189          .314         .238
Net realized and unrealized gain (loss)
   on total investments                            (18.704)     (18.345)(a)  (20.788)       24.276       18.475
                                                  --------     --------     --------      --------     --------
Net increase (decrease) in
   Accumulation Unit Value                         (18.447)     (18.236)     (20.599)       24.590       18.713
Accumulation Unit Value:
   Beginning of year                                61.372       79.608      100.207        75.617       56.904
                                                  --------     --------     --------      --------     --------
   End of year                                    $ 42.925     $ 61.372     $ 79.608      $100.207     $ 75.617
                                                  ========     ========     ========      ========     ========

Total return                                        (30.06%)     (22.91%)     (20.56%)       32.52%       32.89%
Ratios to Average Net Assets:
 Expenses                                             0.46%        0.43%        0.31%         0.34%        0.38%
 Investment income--net                               0.51%        0.17%(a)     0.18%         0.38%        0.37%
Portfolio turnover rate                              53.99%       44.40%       37.18%        69.26%       97.57%
Thousands of Accumulation Units
 outstanding at end of year                        176,249      171,149      166,751       131,646       98,862

(a) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Growth Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income--net per Accumulation Unit by $.002, and decrease net realized and unrealized loss per Accumulation Unit by $.002. For the ratio of investment income--net to average net assets, there was no effect for the Growth Account for the year ended December 31, 2001. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


NOTE 5--ACCUMULATION UNITS
--------------------------------------------------------------------------------

Changes in the number of Accumulation Units outstanding were as follows:

                                                       Stock Account       Global Equities Account       Growth Account
                                                ------------------------   -----------------------  -------------------------
   For the Years Ended December 31,                 2002         2001         2002         2001        2002          2001
                                                -----------  -----------   ----------   ----------  -----------   -----------
Accumulation Units:
   Credited for premiums                         20,805,630   16,841,366   12,118,991    9,927,883   25,494,965    21,163,254
   Cancelled for transfers, disbursements
     and amounts applied to the Annuity Fund    (36,399,103) (33,063,363)  (7,239,306)  (9,991,364) (20,394,743)  (16,764,739)

   Outstanding:
     Beginning of year                          508,888,844  525,110,841   99,558,075   99,621,556  171,149,034   166,750,519
                                                -----------  -----------   ----------   ----------  -----------   -----------
     End of year                                493,295,371  508,888,844  104,437,760   99,558,075  176,249,256   171,149,034
                                                ===========  ===========  ===========   ==========  ===========   ===========

70    College Retirement Equities Fund  2002 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------


NOTE 6--LINE OF CREDIT
--------------------------------------------------------------------------------

The Accounts participate in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of participant withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Investment Management, or an affiliate of Investment Management, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the year ended December 31, 2002, the Stock and Growth Accounts borrowed under this facility. The average daily loan balance for the Stock Account during the five day period for which the loan was outstanding amounted to $162 million and the weighted average interest rate was 2.14%. The related interest expense was $48,979. The average daily loan balance for the Growth Account during the fourteen day period for which the loan was outstanding amounted to $35 million and the weighted average interest rate was 2.12%. The related interest expense was $28,896. For the year ended December 31, 2002, there was no other borrowings under this credit facility by these Accounts.


--------------------------------------------------------------------------------

Report of Independent Auditors


TO THE PARTICIPANTS AND BOARD OF TRUSTEES OF COLLEGE RETIREMENT EQUITIES FUND:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Stock, Global Equities and Growth Accounts (three of the Accounts constituting the College Retirement Equities Fund ("CREF")) as of December 31, 2002, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of CREF's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock, Global Equities and Growth Accounts of CREF at December 31, 2002, the results of their operations and cash flows for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

New York, New York
February 7, 2003




                      2002 ANNUAL REPORT  College Retirement Equities Fund    73

2002 CREF ELECTION RESULTS

Trustees: Both nominees received between 96.89% and 96.95% of the votes cast; the average withheld was approximately 3.08%.

 NOMINEE                               DOLLARS FOR    PERCENT           DOLLARS AGAINST   PERCENT
 Nancy L. Jacob                    18,714,526,805.81   96.95             588,012,312.23    3.05
 Nestor V. Santiago                18,701,500,996.62   96.89             601,038,121.42    3.11


Participant Proposal I (to stop investing in companies supporting gun control)

 FUND                                 DOLLARS FOR    PERCENT          DOLLARS AGAINST   PERCENT       DOLLARS ABSTAIN   PERCENT
 OVERALL CREF FUNDS                2,347,390,025.71   12.16          16,465,171,157.03   85.30         489,977,935.30    2.54
================================================================================================================================
 Stock Account                     1,615,528,536.46   11.96          11,538,557,317.47   85.39         358,081,684.33    2.65
 Money Market Account                158,610,102.00   14.97             871,018,858.72   82.24          29,532,226.71    2.79
 Bond Account                        119,280,446.10   12.00             849,553,795.42   85.47          25,134,243.43    2.53
 Social Choice Account                85,220,416.62   12.46             586,547,394.87   85.76          12,162,554.43    1.78
 Global Equities Account              96,723,413.85   11.33             737,410,068.62   86.39          19,448,879.71    2.28
 Growth Account                      124,858,399.77   12.05             888,886,678.61   85.80          22,210,777.71    2.15
 Equity Index Account                 83,337,990.67   12.01             596,189,076.21   85.90          14,549,505.28    2.09
 Inflation-Linked Bond Account        63,830,720.24   13.59             397,007,967.11   84.52           8,858,063.70    1.89


Participant Proposal II (to report on social and environmental issues)

 FUND                                 DOLLARS FOR    PERCENT          DOLLARS AGAINST   PERCENT       DOLLARS ABSTAIN   PERCENT
 OVERALL CREF FUNDS                3,623,129,107.09   18.77          14,757,149,676.03   76.45         922,260,334.92    4.78
================================================================================================================================
 Stock Account                     2,350,814,368.16   17.40          10,509,050,640.76   77.77         652,302,529.34    4.83
 Money Market Account                207,462,270.78   19.59             802,265,694.12   75.75          49,433,222.53    4.66
 Bond Account                        194,217,861.27   19.54             755,177,829.06   75.98          44,572,794.62    4.48
 Social Choice Account               273,725,174.59   40.02             369,968,706.67   54.09          40,236,484.66    5.89
 Global Equities Account             165,321,900.84   19.37             650,071,856.20   76.16          38,188,605.14    4.47
 Growth Account                      204,795,842.89   19.77             785,307,888.26   75.81          45,852,124.94    4.42
 Equity Index Account                132,552,195.26   19.10             530,597,727.94   76.45          30,926,648.96    4.45
 Inflation-Linked Bond Account        94,239,493.30   20.06             354,709,333.02   75.52          20,747,924.73    4.42

72    College Retirement Equities Fund  2002 ANNUAL REPORT

2002 CREF ELECTION RESULTS

   Participant Proposal III (to separate CEO and Chairman positions)

 FUND                                 DOLLARS FOR    PERCENT          DOLLARS AGAINST   PERCENT       DOLLARS ABSTAIN   PERCENT
 OVERALL CREF FUNDS                4,537,163,503.54   23.51          13,430,341,656.02   69.58       1,335,033,958.48    6.91
================================================================================================================================
 Stock Account                     2,997,372,098.43   22.18           9,604,410,626.08   71.12         910,384,813.75    6.74
 Money Market Account                269,992,791.38   25.49             715,210,027.35   67.53          73,958,368.70    6.98
 Bond Account                        247,273,584.16   24.88             676,240,436.26   68.03          70,454,464.53    7.09
 Social Choice Account               248,110,780.80   36.28             361,111,429.09   52.80          74,708,156.03   10.92
 Global Equities Account             207,876,907.86   24.35             582,877,201.08   68.29          62,828,253.24    7.36
 Growth Account                      263,446,434.42   25.44             706,498,905.91   68.20          66,010,515.76    6.36
 Equity Index Account                176,420,228.83   25.42             473,121,017.33   68.17          44,535,326.00    6.42
 Inflation-Linked Bond Account       126,670,677.66   26.97             310,872,012.92   66.19          32,154,060.47    6.84


Participant Proposal IV (to divest CREF's tobacco-related investments)

 FUND                                 DOLLARS FOR    PERCENT          DOLLARS AGAINST   PERCENT       DOLLARS ABSTAIN   PERCENT
 OVERALL CREF FUNDS                4,147,562,402.68   22.28          13,611,453,311.78   73.11         859,593,037.66    4.61
================================================================================================================================
 Stock Account                     2,964,929,187.67   21.94           9,908,910,459.85   73.33         638,327,890.74    4.73
 Money Market Account                247,712,154.91   23.38             764,565,392.26   72.19          46,883,640.26    4.43
 Bond Account                        227,877,822.98   22.93             724,024,313.28   72.84          42,066,348.69    4.23
 Global Equities Account             193,265,188.39   22.64             622,301,313.87   72.91          38,015,859.92    4.45
 Growth Account                      247,423,381.86   23.89             750,064,558.63   72.40          38,467,915.60    3.71
 Equity Index Account                155,927,766.65   22.47             508,912,072.24   73.32          29,236,733.27    4.21
 Inflation-Linked Bond Account       110,426,900.22   23.51             332,675,201.65   70.83          26,594,649.18    5.66





                     2002 ANNUAL REPORT  College Retirement Equities Fund    73

Management

CREF TRUSTEES AND OFFICERS

The following table includes certain information about CREF trustees and officers including positions held with CREF, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF's disinterested trustees and the second table includes information about CREF's interested trustees and officers.

DISINTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)    NUMBER OF      OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS       PORTFOLIOS      HELD BY TRUSTEE
                                                                                                  IN FUND
                                                                                                  COMPLEX
                                                                                                  OVERSEEN
                                                                                                 BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARTIN J. GRUBER              Trustee          Term expires 2004.       Nomura Professor of           51          Director, Deutche
New York University                            Trustee since 2000.      Finance, New York                         Asset Management
Stern School of Business                                                University, Stern School                  B.T. Funds, Japan
Henry Kaufman Management                                                of Business, Formerly,                    Equity Fund, Inc.
Education Center                                                        Chairman, Department of                   Singapore Equity
44 West 4th Street, Suite 988                                           Finance, New York                         Fund, Inc., the
New York, NY 10012                                                      University, Stern School                  Thai Equity Fund,
Age: 65                                                                 of Business, and Trustee                  Inc. and the DB
                                                                        of TIAA, 1996-2000.                       Hedge Securities
                                                                                                                  Fund, L.L.C.


NANCY L. JACOB                Trustee         Term expires 2006.        President and Managing          51        None
Windermere Investment                         Trustee since 1979.       Principal, Windermere
Associates                                                              Investment Associates.
121 S.W. Morrison Street,                                               Formerly, Chairman and
Suite 925                                                               Chief Executive Officer,
Portland, OR 97204                                                      CTC Consulting, Inc., and
Age: 60                                                                 Executive Vice President,
                                                                        U.S. Trust of the Pacific
                                                                        Northwest

STEPHEN A. ROSS               Trustee         Terms expires 2005.       Franco Modigliani Professor of  51        Director, Freddie
Sloan School of Management                    Trustee since 1981.       Finance and Economics, Sloan              Mac; Co-Chairman,
Massachusetts Institute of                                              School of Management,                     Roll & Ross Asset
Technology                                                              Massachusetts Institute of                Management Corp.;
77 Massachusetts Avenue                                                 Technology. Co-chairman, Roll             and Principal IV
Cambridge, MA 02139                                                     & Ross Asset Management Corp.             Capital, Ltd.
Age: 58                                                                 Formerly, Sterling Professor
                                                                        of Economics and Finance, Yale
                                                                        School of Management, Yale
                                                                        University.

NESTOR V. SANTIAGO            Trustee         Term expires 2006.        Vice President and Chief        51        Director, Bank-
Howard Hughes Medical                         Trustee since 2000.       Investment Officer, Howard                Fund Credit Union
Institute                                                               Hughes Medical Institute.                 and Emerging
4000 Jones Bridge Road                                                  Formerly, Investment Advisor/             Markets Growth
Chevy Chase, MD 20815                                                   Head of Investment Office,                Fund, Inc.
Age: 53                                                                 International Monetary Fund


MACEO K. SLOAN                Trustee         Term expires 2005.        Chairman and Chief Executive    51        Director, SCANA
NCM Capital Management                        Trustee since 1991.       Officer, Sloan Financial                  Corporation and
Group, Inc.                                                             Group, Inc. and NCM Capital               M&F Bancorp, Inc.
103 West Main Street,                                                   Management Group, Inc.,
Suite 400                                                               since 1991.
Durham, NC 27701-3638
Age: 53

ROBERT W. VISHNY              Trustee         Term expires 2004.        Eric J. Gleacher Distinguished  51        None
University of Chicago                         Trustee since 1996.       Service, Professor of Finance,
Graduate School of Business                                             University of Chicago, Graduate
1101 East 58th Street                                                   School of Business, Founding
Chicago, IL 60627                                                       Partner, LSV Asset Management.
Age: 43

INTERESTED TRUSTEES AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS         PORTFOLIOS    HELD BY TRUSTEE
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
                                                                                                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
HERBERT M. ALLISON, JR.(1)    President and    Indefinite term.        Chairman, President and     51            Board Member,
TIAA-CREF                     Chief Executive  President and Chief     Chief Executive Officer,                  Forbes.com, Inc.
730 Third Avenue              Officer          Executive Officer since TIAA, President and Chief
New York, NY 10017-3206                        2002.                   Executive Officer of CREF,
Age: 59                                                                TIAA-CREF Mutual Funds,
                                                                       TIAA-CREF Life Funds and
                                                                       TIAA Separate Account VA-1
                                                                       (these funds are collec-
                                                                       tively referred to as the
                                                                       "TIAA-CREF Funds").
                                                                       Formerly, President and
                                                                       Chief Executive Officer of
                                                                       University Alliance for
                                                                       Life-Long Learning, Inc.,
                                                                       2000-October 2002.
                                                                       National Finance Chairman,
                                                                       Presidential Campaign of
                                                                       Senator John McCain,
                                                                       1999-2000. President,
                                                                       Chief Operating Officer
                                                                       and Member of the Board of
                                                                       Directors of Merrill Lynch
                                                                       & Co., Inc., 1997-1999.

 MARTIN L. LEIBOWITZ(1)       Trustee, Vice    Term as Trustee expires Vice Chairman and Chief     51            None
 TIAA-CREF                    Chairman and     2003. Trustee since     Investment Officer of
 730 Third Avenue             Chief Invest-    1995. Vice Chairman     tht TIAA-CREFF Funds and
 New York, NY 10017-3206      ment Officer.    and Chief Invest-       TIAA. Member of Board
 Age: 66                                       ment Officer since      of Managers and Presi-
 Advisors, Inc.                                1995. Indefinite term   dent of TIAA-CREF Invest-
                                               as officer.             ment Management, LLC
                                                                       ("Investment Managmeent").
                                                                       Director and President of
                                                                       Teachers Advisors, Inc.
                                                                       ("Advisors"). Director of
                                                                       TIAA-CREF Life Insurance
                                                                       Company ("TIAA-CREF
                                                                       Life").

 BEVIS LONGSTRETH(2)          Trustee          Term expires 2003.      Retired Partner, Debvoise   51            Member of the Board
 51                                            Trustee since 1996.     & Plimpton. Formerly,                     of Directors of
 919 Third Avenue                                                      Partner and Of Counsel of                 AMVESCAP, PLC and
 New York, NY 10022-6225                                               Debevoise & Plimpton,                     Chairman of the
 Age: 69                                                               Adjunct Professor at                      Finance Committee
                                                                       Columbia University School                of the Rockefeller
                                                                       of Law and Commissioner of                Family Fund.
                                                                       the U.S. Securities and
                                                                       Exchange Commission

 RICHARD J. ADAMSKI(1)        Vice President   Indefinite term. Vice   Vice President and Treas-   N/A           N/A
 TIAA-CREF                    and Treasurer    President and Treasurer urer of the TIAA-CREF
 730 Third Avenue                              since 1991.             Funds and TIAA. Vice
 New York, NY 10017-3206                                               President and Treasurer of
 Age: 61                                                               Investment Management
                                                                       Services, TPIS, Advisors,
                                                                       TIAA-CREF Life, and TIAA-
                                                                       CREF Tuition Financing,
                                                                       Inc. ("Tuition Financing")

 C. VICTORIA APTER(1)         Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice and      of the TIAA-CREF Funds
 730 Third Avenue                              TIAA. President since   and TIAA. Formerly, Vice
 New York, NY 10017-3206                       2000.                   President, Retirement
 Age: 60                                                               Services, CREF and TIAA.

 SCOTT C. EVANS(1)            Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds
 730 Third Avenue                              President since 1997.   and TIAA. Executive Vice
 New York, NY 10017-3206                                               President of Investment
 Age: 43                                                               Management and Advisors
                                                                       and Director of TIAA-CREF

MARTIN E. GALT, III(1)        Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
TIAA-CREF                     President        Executive Vice          of the TIAA-CREF Funds
730 Third Avenue                               President since 2000.   and TIAA and President,
New York, NY 10017-3206                                                TIAA-CREF Investment
Age: 61                                                                Products. Formerly,
                                                                       Formerly, Executive Vice
                                                                       President and New York, NY
                                                                       10017-3206 President,
                                                                       Institutional Investments,
                                                                       Bank of Age: 61 America,
                                                                       and Principal Investment
                                                                       Officer, NationsBank.
                                                                       Director and President of
                                                                       Tuition Financing and TPIS
                                                                       and Director of TIAA-CREF
                                                                       Life and TIAA-CREF Trust
                                                                       Company.

 RICHARD L. GIBBS(1)          Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since         TIAA.  Executive Vice
 New York, NY 10017-3206                       1993.                   President, Investment
 Age: 55                                                               Management, Advisors and
                                                                       Tuition Financing and
                                                                       Director of TIAA-CREF Life
                                                                       and Tuition Financing.

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS         PORTFOLIOS    HELD BY TRUSTEE
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
                                                                                                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 DON W. HARRELL(1)            Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since         TIAA. Director of TIAA-
 New York, NY 10017-3206                       1992.                   CREF Life.
 Age: 65

 IRA J. HOCH(1)               Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds
 Retirement                                    President since 2000.   and TIAA. Formerly, Vice
 730 Third Avenue                                                      President, Retirement
 New York, NY 10017-3206                                               Services, CREF and TIAA.
 Age: 52

 MATINA S. HORNER(1)          Executive Vice   Indefinite term.        Executive Vice Presiden     N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 1989    TIAA. Director of TIAA-CREF
 New York, NY 10017-3206                                               Life.
 Age: 63

 E. LAVERNE JONES(1)          Vice President   Indefinite term. Vice   Vice President and Cor-
 TIAA-CREF                    and Corporate    President and Corporate porate Secretary of the
 730 Third Avenue             Secretary        Secretary since 1998.   TIAA-CREF Funds and TIAA.
 New York, NY 10017-3206
 Age: 53

 HARRY I. KLARISTENFELD(1)    Executive Vice   Indefinite term.        Executive Vice Executive    N/A           N/A
 TIAA-CREF                    President and    Executive Vice Presi-   President and Chief Actuary
 730 Third Avenue             Chief Actuary    dent and Chief Actuary  of the TIAA-CREF Funds and
 New York, NY 10017-3206                       since 2000.             TIAA. Formerly, Vice
 Age: 52                                                               President and Chief Actuary,
                                                                       Retirement Services, CREF
                                                                       and TIAA, Executive Vice
                                                                       President Chief Actuary of
                                                                       Services

 FRANCES NOLAN(1)             Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds
 730 Third Avenue                              President since 2000.   and TIAA. Formerly, Vice
 New York, NY 10017-3206                                               President, Retirement
 Age: 45                                                               Services, CREF and TIAA.

 BERTRAM L. SCOTT(1)          Executive Vice   Indefinite term.        Executive Vice President of N/A           N/A
 TIAA-CREF                    President        Executive Vice          the TIAA-CREF Funds and
 President                                     President since 2000.   TIAA and Chairman of the
 730 Third Avenue                                                      Board, and Chief Executive
 New York, NY 10017-3206                                               Officer of TIAA-CREF Life.
 Age: 51                                                               Formerly, President and
                                                                       Chief Executive Officer,
                                                                       Horizon Mercy.

 DEANNE J. SHALLCROSS(1)      Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 1998.   TIAA. Formerly, Vice
 New York, NY 10017-3206                                               President, Marketing, CREF
 Age: 53                                                               and TIAA.  Executive Vice
                                                                       President of Services.

 DAVID A. SHUNK(1)            Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 1998.   TIAA. Formerly, Vice
 New York, NY 10017-3206                                               President, Institutional &
 Age: 56                                                               Individual Consulting
                                                                       Services, CREF and TIAA.
                                                                       President and Chief
                                                                       Executive Officer of
                                                                       Services and Director of
                                                                       TIAA-CREF Trust Company.

 JOHN A. SOMERS(1)            Executive Vice   Indefinite term.        Vice President of the       N/A           N/A
 TIAA-CREF                    President        Executive Vice          TIAA-CREF Funds and TIAA.
 730 Third Avenue                              President since 1996.   Executive Vice President
 New York, NY 10017-3206                                               of Investment Management
 Age: 58                                                               and Advisors and Director
                                                                       of TIAA-CREF Life.

 CHARLES H. STAMM(1)          Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          and General Counsel of the
 730 Third Avenue                              President since 1988.   TIAA-CREF Funds and TIAA.
 New York, NY 10017-3206                                               Trustee of Services.
 Age: 64                                                               Director of TPIS,
                                                                       Advisors, TIAA-CREF Trust
                                                                       Company, Tuition Financing
                                                                       and TIAA-CREF Life. Member
                                                                       of Board of Managers of
                                                                       Investment Management.

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS         PORTFOLIOS    HELD BY TRUSTEE
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
                                                                                                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 MARY ANN WERNER(1)           Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 2000.   TIAA and President, TIAA
 New York, NY 10017-3206                                               Shared Services. Formerly,
 Age: 57                                                               Vice President, CREF and
                                                                       TIAA. Executive Vice
                                                                       President of Services and
                                                                       Director of TIAA-CREF
                                                                       Life.

 JAMES A. WOLF(1)             Executive Vice   Indefinite term.        Executive Vice President    N/A                    N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 2000.   TIAA and President, TIAA
 New York, NY 10017-3206                                               Retirement Services.
 Age: 57                                                               Formerly, Vice President,
                                                                       Retirement Services, CREF
                                                                       and TIAA. Trustee of
                                                                       Services and Director of
                                                                       TIAA-CREF Life.

(1) The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of CREF: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2) Mr. Longstreth may be considered an "interested person" under the Act because he is associated with a law firm that has acted as counsel to CREF or its affiliates.

[TIAA-CREF LOGO]    730 Third Avenue
                     New York, NY 10017-2206                -----------------
                                                                PRESORTED
                                                                STANDARD
                                                            U.S. POSTAGE PAID
                                                                TIAA-CREF
                                                            -----------------


FOR MORE INFORMATION...

TIAA-CREF WEB CENTER

     TIAA-CREF.org
     24 hours a day, 7 days a week

     o Account performance, personal account information and transactions, product descriptions, calculators to estimate retirement income and allocate assets, and information about investment choices and income options


AUTOMATED TELEPHONE SERVICE

     800 842-2252
     24 hours a day, 7 days a week

     o Account performance, personal account information and transactions, and product information


TELEPHONE COUNSELING CENTER

     800 842-2776
     8 a.m. to 10 p.m. ET, Monday-Friday
     9 a.m. to 6 p.m. ET, Saturday

     o Retirement saving and planning, income options and payments, and tax reporting


PLANNING AND SERVICE CENTER

     800 223-1200
     8 a.m. to 10 p.m. ET, Monday-Friday

     o  TIAA-CREF Mutual Funds and after-tax annuities


TIAA-CREF TRUST COMPANY, FSB

     888 842-9001
     8 a.m. to 5 p.m. CT, Monday-Friday

     o Asset management, trust administration, estate planning, planned giving, and endowment management


TIAA-CREF TUITION FINANCING, INC.

   888 381-8283
   8 a.m. to 11 p.m. ET, Monday-Friday

   o  Tuition financing programs


FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS

     800 842-2755
     8 a.m. to 5 p.m. ET, Monday-Friday




[logo] Printed on recycled paper                              A10839-3FUND-02/03

December 31, 2002                                               [TIAA-CREF LOGO]


COLLEGE
RETIREMENT
EQUITIES
FUND


Annual Report | 2002

                MONEY MARKET

                INFLATION-LINKED BOND

                BOND MARKET

                SOCIAL CHOICE

                EQUITY INDEX


Make this your last paper annual report!
Sign up for electronic delivery. Log on to TIAA-CREF.org/profile

This report contains detailed explanations of the investment results for the CREF Money Market, Inflation-Linked Bond, Bond Market, Social Choice, and Equity Index accounts for the year ending December 31, 2002. A companion report provides similar information for the CREF Stock, Global Equities, and Growth accounts--the other three accounts available under CREF variable annuities.

A Form 10-K Annual Report for the TIAA Real Estate Account is available on request. For historical and current performance information for all of our products, visit the TIAA-CREF Web Center at TIAA-CREF.org, or call our Automated Telephone Service (see back cover).

TIAA-CREF Individual and Institutional Services, Inc., distributes the CREF and TIAA Real Estate Account variable annuities. This booklet must be accompanied or preceded by current CREF and TIAA Real Estate Account prospectuses. For additional copies, call 800 842-2733, extension 5509. TIAA-CREF Investment Management serves as investment manager to CREF.

(C)2003 Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF), New York, NY 10017


CONTENTS


LETTER FROM THE CHAIRMAN                     1

LETTER FROM THE VICE CHAIRMAN                2

MANAGEMENT/STATUS OF THE ACCOUNTS
    Money Market Account                     4
    Inflation-Linked Bond Account            5
    Bond Market Account                      6
    Social Choice Account                    8
    Equity Index Account                    10

STATEMENT OF INVESTMENTS
    Money Market Account                    11
    Inflation-Linked Bond Account           15
    Bond Market Account                     16
    Social Choice Account                   24
    Equity Index Account                    36

FINANCIAL STATEMENTS
    Report of Management Responsibility     61
    Report of the Audit Committee           61
    Statements of Assets and Liabilities    62
    Statements of Operations                62
    Statements of Cash Flows                63
    Statements of Changes in Net Assets     64
    Notes to Financial Statements           64
    Report of Independent Auditors          69

PARTICIPANT VOTING RESULTS                  70

TRUSTEE AND OFFICER DISCLOSURE              72

FOR MORE INFORMATION                BACK COVER

PERFORMANCE OVERVIEW AS OF 12/31/2002

                                                                          AVERAGE ANNUAL COMPOUND
                                                                          RATES OF TOTAL RETURN(1)
                          INCEPTION DATE   6-MONTH RETURN    1 YEAR         5 YEARS      10 YEARS    SINCE INCEPTION
EQUITIES
CREF Stock                    8/1/52          -10.96%        -20.73%        -1.37%         7.69%         10.11%
CREF Global Equities          5/1/92          -12.82         -21.72         -3.16          6.77           6.58
CREF Equity Index            4/29/94          -10.71         -21.76         -0.87           --            9.20
CREF Growth                  4/29/94           -9.41         -30.06         -5.48           --            6.45

EQUITIES & FIXED INCOME
CREF Social Choice            3/1/90           -2.99          -9.17          2.67          8.67           9.82

FIXED INCOME
CREF Bond Market              3/1/90            6.30          10.08          7.35          7.33           8.19
CREF Inflation-Linked Bond    5/1/97            8.51          16.32          8.33           --            7.79
CREF Money Market(2)          4/1/88            0.72           1.50          4.45          4.61           5.37

NET ANNUALIZED YIELD  (7-Day Period Ended 12/31/2002)

                            CURRENT         EFFECTIVE

CREF Money Market             1.12%           1.13%


NET ANNUALIZED YIELD  (30-Day Period Ended 12/31/2002)

                                 CURRENT

CREF Bond Market                   3.10%


(1) Due to market volatility, recent performance of the CREF variable annuities may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org/charts/ ra-performance.html, or call 800 842-2776. Past performance should not be taken as a guarantee of the same future rates of return. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less upon redemption.

(2) As with all the CREF variable annuity accounts, the funds you invest in the CREF Money Market Account are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return.

From the Chairman of TIAA-CREF

[PHOTO OF HERBERT M. ALLISON]

Since becoming chairman of TIAA-CREF on November 1, 2002, I have been impressed by the integrity, excellence in financial products, and dedication to customers that are long-standing hallmarks of the company. It is an honor to lead this remarkable organization.

   TIAA-CREF's fundamental goal will remain, as always, to serve the needs of those in education and research and to be your trusted partner through good markets and bad.

   The past year was another period of economic uncertainty, made worse by waning investor confidence. In spite of a positive fourth quarter, stocks declined sharply for the third straight year. The downturn has upset many people's plans for retirement, especially those preparing to make the transition soon. I can assure you that we at TIAA-CREF are fully aware of the anxiety and hardship investors everywhere are facing during these difficult times.

   As you review your portfolio's returns and composition, please keep in mind that CREF's management of its accounts is consistent and disciplined. Our goal for each account is to outperform a broad market benchmark over time, while controlling the risk level to keep performance relatively close to that of the benchmark. Obviously, when broad markets fall, the accounts tied to those markets follow. When markets rise, our investors benefit from relatively pure exposure to a broad spectrum of securities within the benchmark's universe.

   The value of diversification, within and across asset classes, has never been more evident than over the past few years. CREF's fixed-income accounts provided positive returns in 2002, which helped to counterbalance the negative performance of the equities markets. Although outside the scope of this report, the TIAA Traditional Annuity and the TIAA Real Estate Account also offered participants effective tools for diversifying their retirement portfolios. The TIAA Traditional Annuity guarantees principal and a minimum interest rate, while also offering the opportunity for dividends. This account's total interest rates continue to be among the highest in the life insurance industry, and TIAA maintains triple-A ratings from all of the leading insurance industry rating agencies: Moody's, Standard & Poor's, A. M. Best, and Fitch. (TIAA's guarantees are backed by its claims-paying ability and do not extend to CREF or our other variable products.) If you'd like to take a closer look at the full range of accounts available to you and reevaluate your portfolio in light of them, I encourage you to log onto our website or speak with a TIAA-CREF consultant.

   Despite   widespread   declines   in   savings   rates   among  the   general
public--including retirement savings--TIAA-CREF saw strong growth in new participants in 2002. The TIAA-CREF retirement system ended the year with more than 2.8 million individual participants and 14,600 participating institutions, up from 2.3 million and 12,800 in 2001. One explanation was the flight to quality by investors rattled by stock market volatility, historically low interest rates, global political tensions, and corporate scandals. During such periods, investors tend to seek out companies they know to be stable and trustworthy.

   TIAA-CREF has always given the highest priority to protecting the interests of its customers, through careful examination of its investments and vigilant attention to shareholder issues. Principles that TIAA-CREF has advocated for more than 30 years, such as ethical accounting practices and board independence, have now become central to restoring investor confidence. As an authority on corporate governance issues, we have been called to testify in Washington on new reform legislation. And we will continue to work on a number of fronts to promote the interests of shareholders.

   Changes in the law and the increasing regulatory oversight of financial markets are coinciding with the needs of investors for low-priced products, supported by helpful information, from a company they can trust. TIAA-CREF is well-positioned to meet its clients' needs during these challenging times. Even so, we have committed ourselves to reviewing all of our products and services to make sure we continue to earn our reputation for providing excellent value to our customers in keeping with their changing needs.

   As we make the decisions that determine our strategy going forward, we will, as always, be guided by one overriding principle: to do what serves the best interest of our participants and institutions. TIAA-CREF once again has an opportunity to pioneer change that further enhances your opportunity to build the financial future you want and deserve. I assure you that in the months and years to come we will proceed as before: with care and with dedication to you, our partners.



/s/ Herbert M. Allison, Jr.

Herbert M. Allison, Jr.

CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

From the Vice Chairman of TIAA-CREF



A third straight year of equity market declines has understandably caused considerable pain for many of us. Over the last three years, the S&P 500 Index sustained a cumulative decline of almost 38%, while the more inclusive Russell 3000 Index dropped about 36%. The Russell 3000 Growth Index, with its large component of technology companies, lost 55% during the period. The global Morgan Stanley World Index showed a loss of 42%. The largest declines occurred during 2002, when the S&P 500 lost more than 20% and the equity indexes of other industrial nations dropped substantially as well.

   It is worth remembering that the retreat in stock prices is rooted in events in the overall economy. The period of economic growth ending in early 2001 marked the longest continuous expansion in the United States since the Civil War. It resulted from factors that included productivity gains, increased demand from both consumers and businesses, declining inflation and interest rates, and global conditions that made investment in U.S. companies attractive.

   The recession of 2001 and the slower rate of growth since then have also been associated with a convergence of factors. The earlier high rates of growth have led to excess capacity in many industries, and cutbacks by companies have resulted in increased unemployment and reduced corporate spending. Corporate scandals at Enron, Worldcom, and other former and current corporate giants, have shaken investor confidence, and a widespread decrease in corporate earnings has made stock investors wary. Certain sectors, including technology, have suffered disproportionately. New investment in U.S. markets by European investors fell to about $39 billion during the third quarter of 2002, a sharp decline from the average quarterly amount of about $76 billion during 2001. Added to these factors during 2002 were the threats of additional attacks by al-Qaeda and of war in the Persian Gulf, raising the prospect of interruptions in the oil supply and foreign political instability.

   In this turbulent environment, many investors turned to the relative safety of fixed-income investments. During 2002 $129 billion poured into bond funds, an increase of 50% over 2001. Fortunately, the bond market produced returns for the year well above its historical norms, and CREF's bond accounts fully participated in those gains. The CREF Inflation-Linked Bond Account posted a return of 16.32%, and the CREF Bond Market Account returned 10.08%. Both returns were similar to those of the accounts' benchmarks. The CREF Money Market Account outpaced its benchmark with a return of 1.50%.

   The pervasive trends in the world economy and its equity markets during 2002 affected virtually every fund or account that invests in stocks, here or abroad, and the CREF Equity Index and Social Choice accounts were no exceptions. The Equity Index Account, which is designed to track the broad domestic stock market, posted a return of -21.76%, closely tracking the -21.54% decline in its benchmark. The Social Choice Account was helped by the fixed-income portion of its portfolio and posted a return of -9.17%, similar to the performance of its benchmark.

   On July 1, the CREF Social Choice Account began using a new method of choosing investments that enables us to address a wider range of social issues. It will also allow us to select stocks from a broader range of companies, while maintaining most of the exclusionary screens used previously. In line with this new method, the benchmark for the account's equity portion changed at mid-year from the S&P 500 Index to the Russell 3000. A full explanation of the new screening process appears on page 8.

   Equity investors are well aware of the difficulties in the stock market, and we share in their discomfort. We can, however, take some legitimate comfort in several other considerations. First, the declines of the last three years came on top of the bull market of the 1990s, when S&P 500 returns averaged over 25% for five straight years (1995-1999). Investments in equities soared during that period.

   Second, CREF's diversified approach to equity investment prevented excessive exposure to individual stocks and sectors that suffered much worse losses than our highly diversified accounts. This was a year in which companies with household names like General Electric and Home Depot saw their share prices drop 39.2% and 52.9%, respectively, while AOL Time Warner plunged 59.2%, and the technology sector of the S&P 500 Index lost 37.6%.

   Our selection of stocks occurs in a disciplined framework designed to limit exposure to any one company or industry. Many of our equity accounts use TIAA-CREF's Dual Investment Management Strategy(R), which combines active and quantitative methods. This approach enableS investors to benefit from the skills of active managers, who conduct in-depth research and analysis to identify individual stocks that may outperform or underperform the fund's benchmark index. At the same time, quantitative managers use financial modeling software and other tools to build a portfolio that reflects the overall risk and investment characteristics of the benchmark.

   As we gain experience with this method over different market cycles, we make periodic adjustments to improve its efficiency and effectiveness.

                   We continue to maintain highly disciplined
                     risk controls for all of our accounts.


2   College Retirement Equities Fund  2002 ANNUAL REPORT

[PHOTO OF MARTIN L. LEIBOWITZ]


TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31, 2002


CREF MONEY MARKET ACCOUNT..............................................   1.50%
iMoneyNet Money Fund Report Averages(TM)--All Taxable..................   1.28

CREF INFLATION-LINKED BOND ACCOUNT.....................................  16.32%
Salomon Smith Barney Inflation-Linked Securities Index.................  16.71

CREF BOND MARKET ACCOUNT...............................................  10.08%
Lehman Brothers Aggregate Bond Index...................................  10.26
Morningstar Intermediate-Term Bond (VA) category.......................   6.54

CREF SOCIAL CHOICE ACCOUNT.............................................  -9.17%
CREF Social Choice Composite Index(1)..................................  -9.16
Standard & Poor's(R) 500 Index......................................... -22.10
Russell 3000(R) Index.................................................. -21.54
Lehman Brothers Aggregate Bond Index...................................  10.26
Morningstar Domestic Hybrid (VA) category.............................. -10.77

CREF EQUITY INDEX ACCOUNT.............................................. -21.76%
Russell 3000(R) Index.................................................. -21.54

Please see pages 4 to 10 for more detailed performance information. The Russell 3000(R) Index is a trademark and servICe mark of the Frank Russell Company. No CREF account is promoted, endorsed, sponsored, or sold by or affiliated with the Frank Russell Company. The benchmark indexes are unmanaged. You cannot purchase shares in these indexes directly, so their performance figures do not reflect any investment or operating expenses.

(1) This is a weighted average of the S&P 500 Index (the fund's equity benchmark through 6/30/02), the Russell 3000 Index (the fund's equity benchmark as of 7/1/02) and the Lehman Brothers Aggregate Bond Index. The weightings match the 60/40 proportions of the account's equity and bond holdings.


Our current focus is on achieving greater integration of our active and quantitative management efforts. Our basic application of the methodology, however, remains constant, as does its fundamental purpose: to maintain an optimal balance between risk and opportunity.

   Apart from the risk controls in place on individual accounts, there is another reason why many TIAA-CREF participants found themselves in better financial shape than other Americans at the end of 2002. Most of our participants have a significant level of diversification across the asset classes, considerably more than the typical individual investor. Their portfolios include accounts that invest in bonds or real estate, as well as the TIAA Traditional Annuity, which guarantees both the principal and a specified rate of interest, based on TIAA's claims-paying ability, and also offers the potential for additional growth in the form of dividends.

   The CREF fixed-income accounts described above were not the only TIAA-CREF retirement accounts that produced positive results during 2002. TIAA Traditional provided a crediting rate that varied from 4.50% to 8.00%, depending on when contributions were made. The TIAA Real Estate Account returned 3.41% for the year.

   Our participants, for the most part, have made the choice to spread their assets widely and wisely. As a result, TIAA-CREF is one of the few financial services companies that has a majority of its total assets under management invested in fixed-income and real estate investments. While the stock market declines of the last three years have been difficult to accept, we take some comfort in this diversification.

   Performance information for all eight CREF accounts appears on the inside front cover of this report. A discussion of the strategies that guided the CREF Money Market, Inflation-Linked Bond, Bond Market, Social Choice and Equity Index accounts during the year, and of their results, appears on the following pages. A separate report for the other CREF accounts is provided to participants who have assets in them.

   The threat of war and the risk of deflation continue to hang over the marketplace, but many observers see today's leaner companies, operating under closer regulatory scrutiny, as well positioned for future opportunities, whenever they might appear. We cannot predict future returns, but we remain optimistic about the prospects for long-term economic growth.

   At TIAA-CREF we continue to maintain highly disciplined risk controls for all of our accounts to ensure that their returns are within reasonable bounds, relative to their benchmarks. Even under this year's stressful market conditions, these controls have worked well. Our goal remains to add positive value beyond the benchmark's rate of return, and I assure you that we are working hard at refining our investment process to generate the best possible returns for our participants over the long term.



/s/ Martin L. Leibowitz

Martin L. Leibowitz

VICE CHAIRMAN
OF TIAA-CREF


                         2002 ANNUAL REPORT College Retirement Equities Fund   3

Money Market Account


INVESTMENT OBJECTIVE

The CREF Money Market Account seeks high current income consistent with maintaining liquidity and preserving capital.

PORTFOLIO PROFILE

o The account invests in "first-tier" money market securities--those ranked in the highest category by nationally recognized statistical rating organizations.

o    Most  of  the  account's   assets  are  invested  in  securities  or  other
     instruments maturing in 397 days or less.

o    The account's average weighted maturity is 90 days or less.


PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

In 2002, the CREF Money Market Account posted a return of 1.50 percent, beating its benchmark, iMoneyNet Money Fund Report AveragesTM--All Taxable, which returned 1.28 percent.

   After 11 rate reductions in 2001, the federal funds rate stood at 1.75 percent at the start of 2002. Expectations were for short-term rate stability, with the next move likely to be an increase. In fact, rates held steady until the dramatic reduction of the federal funds rate to 1.25 percent in November.

   The account's asset allocation changed in 2002. Our holdings in commercial paper increased from 59 percent in the first quarter to 73 percent in the fourth. Holdings in U.S. government securities decreased from 26 percent in the first quarter to 16 percent in the fourth. We also decreased our positions in bank liabilities from 13 percent in the second quarter to 7 percent in the fourth. Holdings in floating rate securities began and finished the year at 4 percent.

   During 2002, the account's weighted average maturity varied from a low of 39 days to a high of 74 days, as compared with a range of 52 to 57 days for the iMoneyNet All Taxable Average.

$10,000 OVER TEN YEARS

        [Data below were represented as a graph in the original report.]

                                              iMoneyNet
                               Money            Money
                              Market         Fund Report        All
                              Account          Averages       Taxable
                              -------        -----------      -------
          Dec 92              $10,000          $10,000        $10,000
          Dec 93               10,307           10,307
          Dec 94               10,726           10,658.9
          Dec 95               11,357           11,244.47
          Dec 96               11,957           11,799.76
          Dec 97               12,616           12,400.98
          Dec 98               13,303           13,026.36
          Dec 99               13,967           13,630.21
          Dec 00               14,854           14,430.62
          Dec 01               15,455           14,958.69
          Dec 02               15,687           15,151.28

The graph assumes a $10,000 investment in the CREF Money Market Account on January 1, 1993. It shows that, by December 31, 2002, the investment would have grown to $15,687. For comparison, the graph shows how the iMoneyNet Money Fund Report Averages-All Taxable, the Money Market Account's benchmark, changed over the same period.


PORTFOLIO COMPOSITION BY INVESTMENT SECTOR AS OF 12/31/2002

      [Data below were represented as a pie chart in the original report.]

                    Commercial Paper                73.0%
                    U.S. Government and Agencies    16.0%
                    Certificates of Deposit          7.0%
                    Floating/Variable Rate Notes     4.0%


NET ANNUALIZED YIELD FOR THE 7 DAYS ENDING 12/31/2002

                                 CURRENT YIELD   EFFECTIVE YIELD

   MONEY MARKET ACCOUNT              1.12%             1.13%
   iMoneyNet Fund Report
      Averages-All Taxable           0.88              0.88


PERFORMANCE AT A GLANCE AS OF 12/31/2002

                                   AVERAGE ANNUAL COMPOUND         CUMULATIVE RATES OF
                                   RATES OF TOTAL RETURN(1)           TOTAL RETURN(1)           2002 ACTUAL   NET ASSETS
                                 1 YEAR    5 YEARS   10 YEARS    1 YEAR   5 YEARS   10 YEARS      EXPENSES   (IN BILLIONS)
                                 ------    -------   --------    ------   -------   --------    -----------  -------------
MONEY MARKET ACCOUNT              1.50%     4.45%      4.61%      1.50%    24.34%     56.87%      0.38%(2)        $7.5
iMoneyNet Money Fund Report
  Averages --All Taxable          1.28      4.10       4.25       1.28     22.17      51.48         --             --

(1) Past performance should not be taken as a guarantee of the same future rates of return from the Money Market Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption. An investment in the CREF Money Market Account is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. The current yield more closely reflects current earnings than does the total return.

(2) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.


4   College Retirement Equities Fund  2002 ANNUAL REPORT

Inflation-Linked Bond Account


INVESTMENT OBJECTIVE

The CREF Inflation-Linked Bond Account seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

PORTFOLIO PROFILE

o    The account invests primarily in U.S. Treasury Inflation-Indexed Securities
     (TIIS), as well as inflation-indexed securities issued by U.S. corporations and foreign governments.

o Unlike the principal value of conventional bonds, the principal value of inflation-indexed securities varies, while the coupon rate remains fixed to maturity.

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

In 2002 the CREF Inflation-Linked Bond Account posted a total return of 16.32 percent, closely tracking the 16.71 percent return of its performance benchmark, the Salomon Smith Barney U.S. Inflation-Linked Index. The difference between the account's return and that of the benchmark is primarily the result of the account's 0.41 percent expense charge. The index does not factor in any charges for expenses.

   Inflation rose slightly in 2002, which had a positive effect on TIIS returns. On a year-over-year basis, the overall inflation rate as measured by the Consumer Price Index--All Urban Index (CPI-U) was 2.4 percent. However, a large part of the extremely positive performance of TIIS in 2002 was due to the decline in real interest rates.

   As of December 31, 2002, the account's duration of 9.44 years remained similar to that of the benchmark. Keeping the account's duration close to that of the benchmark helped to ensure that performance closely tracked the index.

$10,000 SINCE 5/1/1997 INCEPTION

        {Data below were represented as a graph in the original report.]

                                                Salomon Smith Barney
                            Inflation-Linked      Inflation-Linked
                              Bond Account        Securities Index
                            ----------------    --------------------
          Dec 97                $10,000                $10,000
          Dec 98                 10,615                 10,687
          Dec 99                 10,839                 10,942
          Dec 00                 12,222                 12,376
          Dec 01                 13,159                 13,357
          Dec 02                 15,306                 15,607

The graph assumes a $10,000 investment in the CREF Inflation-Linked Bond Account on May 1, 1997. It shows that, by December 31, 2002, the investment would have grown to $15,306. For comparison, the graph shows how the Salomon Smith Barney Inflation-Linked Securities Index, the Inflation-Linked Bond Account's benchmark, changed over the same period.

PORTFOLIO COMPOSITION BY MATURITY AS OF 12/31/2002

      {Data below were represented as a pie chart in the original report.]

                        4-10 Year Bonds          68%
                        Over 25 Year Bonds       32%


PERFORMANCE AT A GLANCE AS OF 12/31/2002

                                       AVERAGE ANNUAL COMPOUND           CUMULATIVE RATES OF
                                       RATES OF TOTAL RETURN(1)(2)       TOTAL RETURN(1)(2)
                                                          SINCE                            SINCE      2002 ACTUAL   NET ASSETS
                                     1 YEAR   5 YEARS  INCEPTION(3)   1 YEAR   5 YEARS  INCEPTION(3)   EXPENSES   (IN BILLIONS)
                                     ------   -------  ------------   -------  -------- ------------  -----------  -------------
INFLATION-LINKED BOND ACCOUNT          16.32%   8.33%      7.79%       16.32%    49.21%     53.06%      0.41%(4)        $2.6
Salomon Smith Barney
 Inflation-Linked Securities Index     16.71    8.68       8.14        16.71     51.59      55.88         --             --

(1) Due to market volatility, recent performance of the CREF Inflation-Linked Bond Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org/charts/ra-performance.html, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Inflation-Linked Bond Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3)  Inception date: 5/1/1997

(4) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.


                        2002 ANNUAL REPORT  College Retirement Equities Fund   5

Bond Market Account


INVESTMENT OBJECTIVE

The CREF Bond Market Account seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.

PORTFOLIO PROFILE

o The account invests primarily in a broad range of debt securities. The majority of its assets are in U.S. Treasury and agency securities, corporate bonds, and mortgage-backed or other asset-backed securities.

o Most holdings are investment-grade securities rated in the top four credit categories by Moody's Investors Service or Standard & Poor's, or securities that we determine are of comparable quality.

o The account is managed to track the Lehman Brothers Aggregate Bond Index. We will overweight or underweight individual securities or sectors, in comparison with their weights in the Lehman index, depending on where we find undervalued, overlooked, or misunderstood issues that we believe offer the potential for returns superior to those of the index.

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

The CREF Bond Market Account returned 10.08 percent for the year,  compared with
10.26 percent for its benchmark, the Lehman Brothers Aggregate Bond Index. The account significantly outpaced the average similar variable annuity as measured by Morningstar's Intermediate-Term Bond (VA) category, which returned 6.54 percent. At year's end, the Morningstar category tracked 687 funds.

   For the third consecutive year, fixed-income returns strongly outperformed equity returns. In a year when corporate scandals, geopolitical risk, and deflation fears dominated the financial headlines, investors flocked to the relative safety of U.S. Treasury securities, in spite of the sharp decline in interest rates. The five-year note closed the year yielding 2.73 percent, a drop of 1.57 percentage points, fueled in part by the Federal Reserve's unexpected ..50-percentage-point cut in the federal funds rate in early November.

   In the current uncertain economic environment, two types of debt securities performed exceptionally well. Mortgage-backed securities posted strong results in 2002 due to enormous demand from banks and insurance companies seeking the liquidity and high credit quality of these instruments. U.S. inflation-indexed securities ("TIIS") also posted another solid year in terms of performance, primarily as a result of the decline in real interest rates. Despite the comparatively strong performance of fixed income securities during the year, volatility in the corporate bond market created many challenges for portfolio managers.

   The CREF Bond Market Account was one of TIAA-CREF's top-performing investment options, continuing to provide a safe haven from declining stock prices. We anticipated the flight to quality, and our strong returns relative to those of the competition were due in part to our holdings in TIIS, which are not in the account's benchmark, and to our above-benchmark position in mortgage-backed securities. Both types of securities did well for the reasons outlined above. In addition, while many of our competitors maintained a significant overweight in corporate securities, our portfolio remained close to benchmark weightings in corporate bonds, and the broad diversification of our holdings in this sector minimized our exposure to losses there.

   Finally, keeping the duration of the account's holdings close to that of the benchmark throughout the period helped mitigate the risk of deviating too sharply from the index. The account's option-adjusted duration was 4.02 years as of December 31, 2002, compared with the benchmark's duration of 3.79 years.

The Account's Benchmark

The benchmark we use for the CREF Bond Market Account is the Lehman Brothers Aggregate Bond Index, representing the U.S. bond market. The index includes more than 6,900 taxable government, investment-grade corporate, and mortgage-backed securities.


6   College Retirement Equities Fund  2002 ANNUAL REPORT

$10,000 OVER TEN YEARS

        [Data below were represented as a graph in the original report.]

                                                  Lehman Brothers
                                   Bond Market       Aggregate
                                     Account        Bond Index
                                   -----------    ---------------
               Dec 92                $10,000          $10,000
               Dec 93                 11,137           10,975
               Dec 94                 10,693           10,655
               Dec 95                 12,600           12,623
               Dec 96                 12,988           13,082
               Dec 97                 14,231           14,345
               Dec 98                 15,456           15,591
               Dec 99                 15,282           15,462
               Dec 00                 17,078           17,260
               Dec 01                 18,432           18,718
               Dec 02                 20,288           20,636

The graph assumes a $10,000 investment in the CREF Bond Market Account on January 1, 1993. It shows that, by December 31, 2002, the investment would have grown to $20,288. For comparison, the graph shows how the Lehman Brothers Aggregate Bond Index, the Bond Market Account's benchmark, changed over the same period.


PORTFOLIO COMPOSITION BY SECTOR AS OF 12/31/2002

      [Data below were represented as a pie chart in the original report.]

                    Mortgage-Backed and Other
                      Asset-Backed Securities          36.5%
                    U.S. Treasury and
                      Agency Securities                35.0%
                    Corporate Bonds                    21.6%
                    Investments Maturing
                      in Less Than a Year               5.2%
                    Foreign Government and
                      Foreign Corporate Bonds
                      Denominated in U.S. Dollars       1.7%

The account's position in short-term securities is primarily related to long-term debt purchases that had not yet closed as of December 31, 2002, plus collateral for bonds lent under our securities lending program.


RATINGS OF LONG-TERM BONDS AS OF 12/31/2002

The bonds we buy are typically of high credit quality; the majority carry ratings of A or higher from the major rating agencies. As of December 31, 2002, the quality ratings of the account's long-term debt holdings were as follows:

                                          RATING           PERCENT

   U.S. TREASURY AND AGENCY SECURITIES    (not rated) .....  35

   INVESTMENT GRADE
      Mortgage-Backed and
         Asset-Backed Securities          Aaa/AAA .........  36.5
      Other Long-Term Debt                Aaa/AAA .........   0.9
                                          Aa/AA ...........   4.5
                                          A/A .............   8.9
                                          Baa/BBB .........   7.7

   BELOW INVESTMENT GRADE                 Ba/BB ...........   0.8
                                          B/B .............   0.4


TEN LARGEST HOLDINGS AS OF 12/31/2002

                                                       MARKET   PERCENT
                       COUPON   MATURITY  PRINCIPAL    VALUE    OF NET
ISSUER                  RATE      DATE      (000)      (000)    ASSETS
------                -------   --------  ---------  --------   -------
U.S. Treasury Note     3.375%   1/15/07   $881,647   $954,797   16.50
FNMA MBS               5.500    1/25/18    229,000    237,230    4.10
FNMA MBS               6.500    1/25/32    200,000    208,188    3.60
U.S. Treasury Note     6.750    5/15/05    186,000    207,405    3.58
U.S. Treasury Strip    0.000    2/15/15    265,650    151,264    2.61
FNMA MBS               6.000    1/25/32    119,000    122,979    2.13
U.S. Treasury Bond     5.250    2/15/29    116,000    121,138    2.09
U.S. Treasury Bond    10.000    5/15/10     92,000    109,060    1.88
FNMAMBS                5.000    1/25/18    101,000    103,430    1.79
FGLMC MBS              6.500    1/25/32     86,000     89,548    1.55

FNMA: Federal National Mortgage Association; FGLMC: Federal Home Loan Mortgage
      Corporation Gold.


PERFORMANCE AT A GLANCE AS OF 12/31/2002

                                          AVERAGE ANNUAL COMPOUND         CUMULATIVE RATES OF
                                        RATES OF TOTAL RETURN(1)(2)        TOTAL RETURN(1)(2)        2002 ACTUAL   NET ASSETS
                                       1 YEAR    5 YEARS   10 YEARS    1 YEAR   5 YEARS   10 YEARS     EXPENSES   (IN BILLIONS)
                                       ------    -------   --------    ------   -------   --------   -----------  -------------
BOND MARKET ACCOUNT                     10.08%    7.35%      7.33%      10.08%   42.56%    102.89%    0.41%(3)        $5.8

Lehman Brothers Aggregate Bond Index    10.26     7.55       7.51       10.26    43.87     106.37       --              --
Morningstar Intermediate-Term Bond
  (VA) category                          6.54     4.61       5.78        6.54    25.29      75.40       --              --
Lipper Intermediate Investment
  Grade Debt Index                       8.14     6.36       6.67        8.14    36.23      91.23       --              --

(1) Due to market volatility, recent performance of the CREF Bond Market Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org/charts/ra-performance.html, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Bond Market Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.


                        2002 ANNUAL REPORT  College Retirement Equities Fund   7

Social Choice Account


INVESTMENT OBJECTIVE

The CREF Social Choice Account seeks a favorable long-term rate of return that reflects the investment performance of the financial markets and also gives special consideration to certain social criteria.

PORTFOLIO PROFILE

o The account is a balanced account--its assets are invested primarily in a diversified set of equities, fixed-income securities, and short-term debt instruments.

o The account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

The CREF Social Choice Account posted a total return of -9.17 percent for 2002, compared with the -9.16 percent return of its composite benchmark. (The composite benchmark is a weighted average of the Russell 3000 and S&P 500 Indices and the Lehman Brothers Aggregate Bond Index in proportions that match the 60 percent equity/40 percent bond composition of the portfolio. The composite benchmark takes into account the change in the account's benchmark, on July 1, 2002, from the S&P 500 Index to the Russell 3000 Index.) The account's return was also higher than the -10.77 percent return of similar variable annuities, as measured by the Morningstar Domestic Hybrid (VA) category, which tracked 1,077 funds at year's end. Neither the benchmark nor the Morningstar category screens investments for social criteria.

   Beginning with the third quarter, the account adopted a new method for screening investments. The screens in place prior to July 1 excluded securities issued by companies that: 1)fail to adhere to sound environmental practices; 2) operate in Northern Ireland without complying with certain acts and principles;
3)have significant involvement in weapons manufacturing; 4)have significant involvement in gambling operations; 5) produce and market alcohol or tobacco; or
6)produce nuclear energy. The new screens described in the box at right combine exclusionary screens with a more qualitative process for evaluating companies with respect to social criteria. As a result of the change, the fund's former equity benchmark, the S&P 500, was replaced with the Russell 3000.

   During 2002, certain companies were excluded from the account due to one or both sets of social screens, either for half the year or all of it, and these excluded securities affected the account's performance relative to broader (non-screened) benchmarks. The equity segment of the account benefited from social screens that prevented ownership of a number of companies that underperformed broader markets. These included shares of Tyco International, General Electric, El Paso Corporation, Wyeth Company, and Duke Energy. Excluded companies that performed well in 2002 and therefore detracted from the account's relative performance included ExxonMobil, Royal Dutch Petroleum, Pharmacia, Anheuser-Busch, and Lockheed Martin.

   The fixed income portion of the account is invested in U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate bonds, foreign-government and foreign corporate bonds denominated in U.S. dollars, and short-term investments. Generally, there is little or no difference in performance between fixed-income investments that are screened for social criteria and those that are not.


Screening process adopted 7/1/2002

The account invests in stocks, bonds, and money market instruments primarily from companies in the Russell 3000 Index that pass two kinds of social screens. First, the account will exclude certain companies based on revenues derived from involvement with alcohol, tobacco, gambling, weapons production, or nuclear power. The remaining companies under consideration for investment will then be evaluated and selected based on additional criteria, such as respect for the environment and human rights, charitable giving, fair labor and governance practices, quality products, and leadership in research and development. The account continues to invest in government securities.


8   College Retirement Equities Fund  2002 ANNUAL REPORT

$10,000 OVER TEN YEARS

        [Data below were represented as a graph in the original report.]

                    Social                                Lehman Brothers
                    Choice      Russell 3000   S&P 500       Aggregate
                    Account        Index        Index        Bond Index
                    -------     ------------   -------    ---------------
     Dec 92         $10,000       $10,000      $10,000         $10,000
     Dec 93          10,942        11,008       10,975          11,087
     Dec 94          10,799        11,153       10,655          11,107
     Dec 95          13,984        15,345       12,623          15,195
     Dec 96          16,157        18,868       13,082          18,510
     Dec 97          20,135        25,163       14,345          24,394
     Dec 98          23,882        32,353       15,591          30,281
     Dec 99          26,462        39,162       15,462          36,611
     Dec 00          26,552        35,596       17,260          33,880
     Dec 01          25,286        31,365       18,718          29,998
     Dec 02          22,969        24,432       20,636          23,535

The graph assumes a $10,000 investment in the CREF Social Choice Account on January 1, 1993. It shows that, by December 31, 2002, the investment would have grown to $22,969. For comparison, the graph shows how the Social Choice Account's benchmarks changed over the same period.


PORTFOLIO COMPOSITION AS OF 12/31/2002

      [Data below were represented as a pie chart in the original report.]

                    U.S. Stocks                 60.0%
                    Long-Term Bonds             39.6%
                    Short-Term Investments       0.4%


The Account's Benchmarks

Through June 30, 2002, the benchmarks we used for the two components of the Social Choice Account were the S&P 500 Index, representing the U.S. stock market, and the Lehman Brothers Aggregate Bond Index, representing fixed-income investments.

   As of July 1, 2002, the account's equity portion will seek to track the returns of the Russell 3000 Index instead of the S&P 500 Index. The fixed-income index remains unchanged.


TEN LARGEST HOLDINGS AS OF 12/31/2002

This portfolio contains both stocks and bonds. For stocks, the number of shares is shown. For bonds, maturity date and amount of principal are shown.

                                              PRINCIPAL/   MARKET  PERCENT
                           COUPON   MATURITY   SHARES      VALUE   OF NET
ISSUER                      RATE      DATE      (000)      (000)   ASSETS

U.S. Treasury Note         3.375%   1/15/07   $246,014   $266,426   6.08
U.S. Treasury Note         7.250    5/15/16     70,500     90,290   2.06
Microsoft Corp               na        na        1,461     75,532   1.72
FNMA MBS                   6.500    1/25/32     72,000     74,948   1.71
Merck & Co, Inc              na        na        1,242     70,319   1.60
Johnson & Johnson            na        na        1,304     70,036   1.60
GNMA MBS                   7.000    1/15/32     63,000     66,741   1.52
FGLMC MBS                  6.500    1/25/32     60,000     62,475   1.43
FNMA MBS                   6.000    1/25/32     59,000     60,973   1.39
American Int'l Group, Inc    na        na        1,014     58,708   1.34

FNMA: Federal National Mortgage Association; GNMA: Government National Mortgage Association;
FGLMC: Federal Home Loan Mortgage Corporation Gold.


PERFORMANCE AT A GLANCE AS OF 12/31/2002

                                          AVERAGE ANNUAL COMPOUND         CUMULATIVE RATES OF
                                        RATES OF TOTAL RETURN(1)(2)        TOTAL RETURN(1)(2)        2002 ACTUAL   NET ASSETS
                                       1 YEAR    5 YEARS   10 YEARS    1 YEAR   5 YEARS   10 YEARS     EXPENSES   (IN BILLIONS)
                                       ------    -------   --------    ------   -------   --------   -----------  -------------
SOCIAL CHOICE ACCOUNT                    -9.17%    2.67%     8.67%      -9.17%   14.07%    129.68%      0.39%(3)      $4.4

Russell 3000 Index                      -21.54    -0.71      8.94       -21.54   -3.52     135.36         --            --
S&P 500 Index                           -22.10    -0.59      9.34       -22.10   -2.91     144.30         --            --
Lehman Brothers Aggregate Bond Index     10.26     7.55      7.51        10.26   43.87     106.37         --            --
Morningstar Domestic Hybrid (VA)
  category                              -10.77     1.24      5.87       -10.77    6.36      76.87         --            --
Lipper Balanced Fund Index              -11.71     1.37      7.19       -11.71    7.74     102.90         --            --

(1) Due to market volatility, recent performance of the CREF Social Choice Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org/charts/ra-performance.html, or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Social Choice Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.


                        2002 ANNUAL REPORT  College Retirement Equities Fund   9

Equity Index Account


INVESTMENT OBJECTIVE

The CREF Equity Index Account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000 Index, a broad stock market index.

PORTFOLIO PROFILE

o    The account's benchmark is the Russell 3000 Index.

o The account may use a sampling approach to create a portfolio that closely matches the overall investment characteristics of the index, without investing in all 3,000 stocks.

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2002

The CREF Equity Index Account posted a total return of -21.76 percent for 2002, compared with the -21.54 percent return of its benchmark, the Russell 3000 Index. The index does not factor in any charge for expenses.


TEN LARGEST HOLDINGS AS OF 12/31/2002

                                   SHARES     MARKET VALUE   PERCENT OF
   COMPANY                     (IN MILLIONS) (IN MILLIONS)   NET ASSETS
   -------                     ------------- -------------   ----------
   General Electric Co              5.2          $127.2        2.68
   ExxonMobil Corp                  3.6           124.5        2.62
   Microsoft Corp                   2.4           121.7        2.56
   Pfizer, Inc                      3.3           100.3        2.11
   Citigroup, Inc                   2.7            96.5        2.03
   Johnson & Johnson                1.6            85.0        1.79
   Wal-Mart Stores, Inc             1.4            72.3        1.52
   American Int'l Group, Inc        1.2            69.9        1.47
   Int'l Business Machines Corp     0.9            69.7        1.47
   Merck & Co, Inc                  1.2            67.4        1.42


$10,000 SINCE 4/29/1994 INCEPTION

        [Data below were represented as a graph in the original report.]

               Equity Index Account     Russell 3000 Index
               --------------------     ------------------
Dec 94              $10,000                  $10,000
Dec 95               13,996                   14,090
Dec 96               17,017                   17,164
Dec 97               22,323                   22,619
Dec 98               27,707                   28,078
Dec 99               33,476                   33,947
Dec 00               30,936                   31,415
Dec 01               27,307                   27,815
Dec 02               21,364                   21,932

The graph assumes a $10,000 investment in the CREF Equity Index Account on April 29, 1994. It shows that, by December 31, 2002, the investment would have grown to $21,364. For comparison, the graph shows how the Russell 3000, the Equity Index Account's benchmark, changed over the same period.


PORTFOLIO COMPOSITION AS OF 12/31/2002

      [Data below were represented as a pie chart in the original report.]

                    Consumer Products
                      and Services                36.4%
                    Financial Services            20.4%
                    Technology                    14.9%
                    Manufacturing
                      and Materials               13.8%
                    Utilities                      7.0%
                    Energy                         5.6%
                    Transportation                 1.3%
                    Short-Term Investments         0.6%


PERFORMANCE AT A GLANCE AS OF 12/31/2002

                            AVERAGE ANNUAL COMPOUND           CUMULATIVE RATES OF
                            RATES OF TOTAL RETURN(1)(2)       TOTAL RETURN(1)(2)
                                               SINCE                            SINCE      2002 ACTUAL   NET ASSETS
                          1 YEAR   5 YEARS  INCEPTION(3)   1 YEAR   5 YEARS  INCEPTION(3)   EXPENSES   (IN BILLIONS)
                          ------   -------  ------------   -------  -------- ------------  -----------  -------------
EQUITY INDEX ACCOUNT       -21.76%   -0.87%     9.20%        -21.76%  -4.30%     114.78%     0.41%(5)       $4.8
Russell 3000 Index(4)      -21.54    -0.71      9.47         -21.54   -3.52      119.32        --             --

(1) Due to market volatility, recent performance of the CREF Equity Index Account may differ from the figures shown above. For the most current performance, visit the TIAA-CREF Web Center at www.tiaa-cref.org/charts/ra-performance.html or call 800 842-2776.

(2) Past performance should not be taken as a guarantee of the same future rates of return from the Equity Index Account. Future returns will fluctuate, as will the value of investment principal. The units you own may be worth more or less than their original value upon redemption.

(3)  Inception date: 4/29/1994

(4) The Russell 3000 is an unmanaged index of stocks of about 3,000 of the largest (based on market capitalization) publicly traded U.S. companies. The Russell 3000(R) Index is a trademark and service mark of the Frank Russell Company. No CREF account is promoted, endorsed, sponsored, or sold by or affiliated with the Frank Russell Company.

(5) We estimate expenses for the year based on projected expense and asset levels. Any differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results. Historically the adjustments have been small.


10   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - MONEY MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------


   PRINCIPAL                                                         VALUE (000)
   ---------                                                         -----------
CORPORATE BOND--0.13%
 UTILITIES--0.13%

                   Georgia Power Co (Sr Note)
$ 10,000,000         5.750%, 01/31/03 .............................  $   10,027
                                                                     ----------
                   TOTAL UTILITIES                                       10,027
                                                                     ----------
                   TOTAL CORPORATE BOND

                    (COST $10,253)                                       10,027
                                                                     ----------
SHORT TERM INVESTMENTS--99.82%
 CERTIFICATES OF DEPOSIT--6.48%

                   Bank Of Nova Scotia
  40,000,000         1.710%, 01/02/03 .............................      40,000
  15,000,000         1.320%, 03/05/03 .............................      15,000
                   Barclays Bank Plc
  20,000,000         1.320%, 02/11/03 .............................      19,999
                   Canadian Imperial Bank Of Commerce
  45,000,000         1.700%, 01/07/03 .............................      45,003
  30,000,000         1.310%, 02/28/03 .............................      30,000
                   Credit Agricole
  50,000,000         1.320%, 01/22/03 .............................      49,998
                   Deutsche Bank
  25,000,000         2.600%, 01/06/03 .............................      25,004
                   Dresdner Bank
  20,000,000         1.360%, 02/20/03 .............................      20,000
  25,000,000         1.360%, 02/20/03 .............................      25,000
                   First Tennessee Bank NA
  17,000,000         1.760%, 01/17/03 .............................      17,003
  29,000,000         1.340%, 02/25/03 .............................      29,002
                   Rabobank
  25,000,000         2.460%, 02/25/03 .............................      25,042
  25,000,000         2.595%, 04/04/03 .............................      25,080
                   Royal Bank Of Scotland Plc
  40,000,000         1.760%, 01/21/03 .............................      40,009
                   State Street Bank & Trust Co
  25,000,000         1.320%, 03/11/03 .............................      24,997
                   Wells Fargo
  30,000,000         1.300%, 01/14/03 .............................      29,999
                   WestDeutsche Landesbank
  25,000,000         2.600%, 04/04/03 .............................      25,081
                                                                       --------
                   TOTAL CERTIFICATES OF DEPOSIT                        486,217
                                                                       --------
COMMERCIAL PAPER--72.97%

                   Abbey National North America LLC
  50,000,000         1.310%, 02/10/03 .............................      49,925
  50,000,000         1.315%, 02/20/03 .............................      49,904
                   Abbott Laboratories
  25,000,000       c 1.300%, 01/28/03 .............................      24,974
  43,000,000       c 1.300%, 02/04/03 .............................      42,944
                   ABN Amro NA Finance, Inc
  21,800,000         1.280%, 01/07/03 .............................      21,794
  25,000,000         1.310%, 01/14/03 .............................      24,987
  50,000,000         1.720%, 02/12/03 .............................      49,921
  40,000,000         1.740%, 03/17/03 .............................      39,889
   5,100,000         1.320%, 03/27/03 .............................       5,084
                   American Express Credit Corp
  25,000,000         1.310%, 01/23/03 .............................      24,979
  31,000,000         1.340%, 01/31/03 .............................      30,964
  25,000,000         1.280%, 03/25/03 .............................      24,924
                   American Honda Finance Corp
  15,000,000         1.740%, 01/06/03 .............................      14,996
   7,750,000         1.670%, 01/07/03 .............................       7,748
  16,500,000         1.330%, 01/10/03 .............................      16,494
  32,170,000         1.670%, 01/21/03 .............................      32,145
  14,000,000         1.330%, 02/11/03 .............................      13,978
  29,000,000         1.300%, 02/26/03 .............................      28,939
  15,000,000         1.280%, 03/06/03 .............................      14,965
                   Asset Securitization Coop Corp
  15,000,000       c 1.790%, 01/09/03 .............................      14,995
  34,000,000       c 1.330%, 01/13/03 .............................      33,984
  50,000,000       c 1.330%, 01/16/03 .............................      49,970
  25,000,000       c 1.340%, 01/24/03 .............................      24,978
  25,000,000       c 1.330%, 02/25/03 .............................      24,948
                   Bank Of Nova Scotia
  20,000,000         1.760%, 01/21/03 .............................      19,984
                   Barclays U.S. Funding Corp
  50,000,000         1.320%, 01/28/03 .............................      49,947
  25,000,000         1.310%, 02/28/03 .............................      24,944
  40,000,000         1.340%, 03/04/03 .............................      39,908
                   Becton Dickinson & Co
  25,000,000         1.710%, 01/13/03 .............................      24,988
                   Bellsouth Corp
  19,200,000       c 1.300%, 02/07/03 .............................      19,174
  50,000,000       c 1.300%, 02/11/03 .............................      49,923
                   Beta Finance, Inc
  10,300,000       c 1.750%, 01/06/03 .............................      10,297
  11,500,000       c 1.330%, 01/08/03 .............................      11,497
   8,250,000       c 1.350%, 01/22/03 .............................       8,243
  13,500,000       c 1.740%, 01/27/03 .............................      13,486
   6,000,000       c 1.330%, 02/12/03 .............................       5,991
  63,300,000       c 1.330%, 02/18/03 .............................      63,185
                   BMW U.S. Capital Corp
  19,339,000         1.390%, 01/09/03 .............................      19,333
   7,695,000         1.350%, 01/10/03 .............................       7,693
                   Canadian Imperial Holdings, Inc
  28,000,000         1.350%, 03/03/03 .............................      27,937
  25,000,000         1.320%, 03/14/03 .............................      24,934
                   Canadian Wheat Board
   7,820,000         1.740%, 01/23/03 .............................       7,813
  13,000,000         1.300%, 01/31/03 .............................      12,984
  19,056,000         1.500%, 02/05/03 .............................      19,030
  20,000,000         1.270%, 02/12/03 .............................      19,968
  11,700,000         1.300%, 02/20/03 .............................      11,678
  50,000,000         1.300%, 02/26/03 .............................      49,896
   8,000,000         1.620%, 03/05/03 .............................       7,981
   8,880,000         1.270%, 03/18/03 .............................       8,855
  10,000,000         1.290%, 03/20/03 .............................       9,971
                   Cargill Global Funding plc
  10,000,000       c 1.670%, 01/17/03 .............................       9,993
                   Cargill, Inc
  50,000,000       c 1.740%, 01/16/03 .............................      49,970
  31,000,000       c 1.340%, 01/24/03 .............................      30,972
                   Caterpillar Financial Services Corp
   8,345,000         1.200%, 01/03/03 .............................       8,344
  11,705,000         1.300%, 01/28/03 .............................      11,693
  20,000,000         1.330%, 01/29/03 .............................      19,979
  24,000,000         1.300%, 02/03/03 .............................      23,969
                   CC (USA), Inc
  32,700,000       c 1.380%, 01/06/03 .............................      32,692
  23,000,000       c 1.330%, 01/08/03 .............................      22,993
   4,000,000       c 1.860%, 01/10/03 .............................       3,998
   4,500,000       c 1.780%, 02/13/03 .............................       4,493
  12,000,000       c 1.330%, 02/24/03 .............................      11,975
  21,000,000       c 1.350%, 03/17/03 .............................      20,942
  31,500,000       c 1.790%, 04/23/03 .............................      31,373
  21,500,000       c 1.380%, 05/19/03 .............................      21,395
                   Ciesco LP
   5,500,000         1.330%, 01/21/03 .............................       5,496
  44,500,000         1.330%, 01/22/03 .............................      44,463
  10,600,000       c 1.340%, 02/03/03 .............................      10,587
  49,000,000       c 1.330%, 02/05/03 .............................      48,937
   9,650,000       c 1.340%, 02/06/03 .............................       9,637
  30,000,000       c 1.340%, 02/10/03 .............................      29,954

                       SEE NOTES TO FINANCIAL STATEMENTS


                         2002 ANNUAL REPORT  College Retirement Equities Fund 11

       Statement of Investments - MONEY MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------


   PRINCIPAL                                                         VALUE (000)
   ---------                                                         -----------

COMMERCIAL PAPER--(CONTINUED)

                   Citicorp
$ 35,000,000         1.770%, 01/17/03 .............................  $   34,977
  40,000,000         1.330%, 01/27/03 .............................      39,960
  30,000,000         1.320%, 01/29/03 .............................      29,967
  25,000,000         1.310%, 04/18/03 .............................      24,904
                   Coca-Cola Co
  48,500,000         1.300%, 03/03/03 .............................      48,391
                   Coca-Cola Enterprises, Inc
  25,000,000       c 1.310%, 02/19/03 .............................      24,954
  20,000,000         1.310%, 04/11/03 .............................      19,928
  15,000,000         1.310%, 04/16/03 .............................      14,943
                   Corporate Asset Funding Corp, Inc
  21,000,000       c 1.350%, 01/07/03 .............................      20,994
  13,000,000       c 1.350%, 01/16/03 .............................      12,992
  27,000,000       c 1.350%, 01/23/03 .............................      26,977
  26,255,000       c 1.330%, 01/27/03 .............................      26,229
  20,000,000       c 1.330%, 01/30/03 .............................      19,978
  22,000,000       c 1.330%, 02/06/03 .............................      21,969
  20,000,000       c 1.330%, 02/10/03 .............................      19,970
                   Delaware Funding Corp
   6,100,000       c 1.720%, 01/13/03 .............................       6,097
   5,115,000       c 1.350%, 01/15/03 .............................       5,112
  50,000,000       c 1.340%, 01/24/03 .............................      49,955
  25,000,000       c 1.350%, 01/28/03 .............................      24,974
  40,000,000       c 1.340%, 02/07/03 .............................      39,943
                   Edison Asset Securitization, LLC
  50,000,000       c 1.330%, 01/21/03 .............................      49,961
   2,855,000       c 1.360%, 02/12/03 .............................       2,850
  56,400,000       c 1.340%, 02/24/03 .............................      56,283
     920,000       c 1.780%, 02/25/03 .............................         918
  40,000,000       c 1.330%, 03/06/03 .............................      39,905
                   Enterprise Funding Corp
   5,600,000       c 1.710%, 01/09/03 .............................       5,598
  10,005,000       c 1.380%, 01/10/03 .............................      10,001
  25,000,000       c 1.340%, 01/15/03 .............................      24,986
  19,000,000       c 1.340%, 02/13/03 .............................      18,969
   5,410,000       c 1.360%, 02/18/03 .............................       5,400
                   Fcar Owner Trust
  50,000,000         1.780%, 01/23/03 .............................      49,956
  26,000,000       c 1.770%, 01/29/03 .............................      25,972
  30,000,000         1.340%, 02/12/03 .............................      29,953
  25,000,000         1.340%, 03/04/03 .............................      24,943
  19,000,000         1.340%, 03/18/03 .............................      18,947
                   Fleet Funding Corp
   9,000,000       c 1.350%, 01/10/03 .............................       8,997
  39,000,000       c 1.330%, 01/23/03 .............................      38,966
  33,500,000       c 1.780%, 01/27/03 .............................      33,466
  52,000,000       c 1.340%, 02/21/03 .............................      51,897
  16,000,000       c 1.340%, 02/24/03 .............................      15,967
                   Fortune Brands, Inc
   2,110,000       c 1.320%, 01/14/03 .............................       2,109
  20,000,000       c 1.340%, 01/09/03 .............................      19,993
                   General Electric Capital Corp
  25,000,000         1.770%, 01/03/03 .............................      24,997
  25,000,000         1.740%, 01/07/03 .............................      24,994
  30,000,000         1.340%, 02/21/03 .............................      29,940
   8,550,000         1.350%, 03/03/03 .............................       8,531
   5,150,000         1.330%, 03/07/03 .............................       5,138
  14,195,000         1.330%, 03/11/03 .............................      14,159
  15,000,000         1.280%, 04/09/03 .............................      14,947
                   Gillette Co
  25,000,000       c 1.650%, 02/07/03 .............................      24,963
                   Govco, Inc
  29,000,000       c 1.710%, 01/10/03 .............................      28,989
  12,000,000       c 1.320%, 01/16/03 .............................      11,993
  14,500,000       c 1.360%, 01/21/03 .............................      14,488
  29,000,000       c 1.330%, 02/06/03 .............................      28,959
  26,000,000       c 1.340%, 02/19/03 .............................      25,952
  26,500,000       c 1.350%, 02/21/03 .............................      26,447
  13,000,000       c 1.340%, 02/24/03 .............................      12,973
                   Greyhawk Funding LLC
   5,000,000       c 1.360%, 01/10/03 .............................       4,998
  37,600,000       c 1.770%, 01/14/03 .............................      37,581
  50,000,000       c 1.750%, 01/17/03 .............................      49,967
  30,000,000       c 1.330%, 02/11/03 .............................      29,954
  25,000,000       c 1.340%, 02/21/03 .............................      24,950
                   Harley-Davidson Funding Corp
  12,000,000       c 1.500%, 01/03/03 .............................      11,999
  14,250,000       c 1.330%, 01/27/03 .............................      14,236
  13,750,000       c 1.330%, 02/03/03 .............................      13,732
  15,000,000       c 1.320%, 02/04/03 .............................      14,981
                   Home Depot Funding Corp
  43,469,000       c 1.500%, 05/06/03 .............................      43,276
  50,000,000       c 1.370%, 05/20/03 .............................      49,753
                   International Business Machines Corp
  30,000,000         1.770%, 05/05/03 .............................      29,868
  30,650,000         1.760%, 05/07/03 .............................      30,513
                   Johnson & Johnson
  10,195,000       c 1.730%, 01/10/03 .............................      10,191
  30,000,000       c 1.740%, 01/24/03 .............................      29,972
  25,995,000       c 1.730%, 02/27/03 .............................      25,939
  30,000,000       c 1.290%, 03/10/03 .............................      29,925
                   Kimberly-Clark Corp
  15,800,000       c 1.280%, 01/28/03 .............................      15,783
                   Kitty Hawk Funding Corp
   4,565,000       c 1.370%, 01/15/03 .............................       4,562
  50,000,000       c 1.350%, 01/21/03 .............................      49,961
   4,730,000       c 1.360%, 01/24/03 .............................       4,726
  15,000,000       c 1.360%, 01/29/03 .............................      14,984
  15,000,000       c 1.350%, 01/30/03 .............................      14,983
  15,000,000       c 1.330%, 02/18/03 .............................      14,973
  10,000,000       c 1.330%, 03/31/03 .............................       9,967
  17,000,000       c 1.330%, 05/12/03 .............................      16,921
                   Links Finance LLC
  20,000,000       c 1.780%, 01/17/03 .............................      19,987
  12,000,000       c 1.790%, 01/22/03 .............................      11,990
  23,000,000       c 1.330%, 02/11/03 .............................      22,964
  50,000,000       c 1.350%, 02/19/03 .............................      49,908
  14,470,000       c 1.370%, 02/25/03 .............................      14,440
   1,380,000       c 1.380%, 06/02/03 .............................       1,372
                   McGraw-Hill Cos, Inc
   1,875,000         1.340%, 06/09/03 .............................       1,864
  21,500,000         1.330%, 06/12/03 .............................      21,375
  17,024,000         1.320%, 06/18/03 .............................      16,922
  24,500,000         1.320%, 06/27/03 .............................      24,345
                   Merck & Co, Inc
  30,000,000         1.300%, 01/13/03 .............................      29,986
  20,000,000         1.300%, 01/17/03 .............................      19,988
                   Moriarty LLC
  13,500,000       c 1.740%, 01/15/03 .............................      13,492
   5,000,000       c 1.500%, 01/21/03 .............................       4,996
  24,000,000       c 1.800%, 01/23/03 .............................      23,979
  50,000,000       c 1.520%, 02/04/03 .............................      49,935
                   Paccar Financial Corp
   6,395,000         1.300%, 01/09/03 .............................       6,393
   8,315,000         1.740%, 01/10/03 .............................       8,312
  21,700,000         1.670%, 01/13/03 .............................      21,690

                        SEE NOTES TO FINANCIAL STATEMENTS

12  College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - MONEY MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   PRINCIPAL                                                       VALUE (000)
   ---------                                                       ----------

COMMERCIAL PAPER--(CONTINUED)

                   Paccar Financial Corp (Continued)
$  8,080,000         1.740%, 01/16/03 .............................  $    8,075
   6,600,000         1.760%, 01/17/03 .............................       6,596
   6,630,000         1.280%, 02/11/03 .............................       6,620
  10,100,000         1.290%, 02/13/03 .............................      10,083
   2,000,000         1.310%, 02/24/03 .............................       1,996
   6,532,000         1.310%, 03/10/03 .............................       6,516
  42,960,000         1.320%, 03/13/03 .............................      42,847
   4,570,000         1.280%, 03/25/03 .............................       4,556
  14,610,000         1.385%, 08/01/03 .............................      14,496
                   Park Avenue Receivables Corp
  10,000,000       c 1.770%, 01/03/03 .............................       9,999
   7,025,000       c 1.420%, 01/06/03 .............................       7,023
   5,369,000       c 1.400%, 01/14/03 .............................       5,366
  28,022,000       c 1.370%, 01/27/03 .............................      27,994
  10,221,000       c 1.340%, 01/28/03 .............................      10,210
  30,000,000       c 1.340%, 01/29/03 .............................      29,967
   6,000,000       c 1.340%, 01/30/03 .............................       5,993
  25,000,000       c 1.330%, 01/31/03 .............................      24,970
  20,000,000       c 1.340%, 02/13/03 .............................      19,967
                   Pfizer, Inc
   6,800,000       c 1.200%, 01/03/03 .............................       6,799
   6,700,000       c 1.650%, 01/24/03 .............................       6,694
  19,700,000       c 1.310%, 01/29/03 .............................      19,679
  29,000,000       c 1.270%, 02/03/03 .............................      28,963
  46,000,000       c 1.300%, 02/12/03 .............................      45,927
  28,000,000       c 1.300%, 02/20/03 .............................      27,946
   3,415,000       c 1.320%, 02/24/03 .............................       3,408
   6,500,000       c 1.310%, 02/25/03 .............................       6,487
   4,000,000       c 1.270%, 02/28/03 .............................       3,992
                   Preferred Receivables Funding Corp
  14,000,000       c 1.320%, 01/06/03 .............................      13,997
  47,000,000       c 1.330%, 01/10/03 .............................      46,983
  20,000,000       c 1.330%, 01/14/03 .............................      19,990
  10,800,000       c 1.360%, 01/08/03 .............................      10,797
  33,000,000       c 1.360%, 01/15/03 .............................      32,981
  25,300,000       c 1.340%, 02/07/03 .............................      25,264
                   Proctor & Gamble
  50,000,000       c 1.310%, 02/14/03 .............................      49,915
                   Receivables Capital Corp
  24,000,000       c 1.330%, 01/07/03 .............................      23,994
   9,000,000       c 1.320%, 01/09/03 .............................       8,997
  11,068,000       c 1.330%, 01/17/03 .............................      11,061
  15,000,000       c 1.360%, 01/27/03 .............................      14,985
  50,000,000       c 1.350%, 01/31/03 .............................      49,942
  30,000,000       c 1.340%, 02/07/03 .............................      29,958
   4,800,000       c 1.330%, 02/21/03 .............................       4,790
   6,000,000       c 1.340%, 03/17/03 .............................       5,983
                   Reseau Ferre De France
  29,460,000         1.310%, 02/19/03 .............................      29,406
                   Royal Bank Of Canada
  36,435,000         1.750%, 01/24/03 .............................      36,401
                   Royal Bank Of Scotland plc
   3,000,000         1.350%, 01/17/03 .............................       2,998
  21,930,000         1.320%, 02/03/03 .............................      21,902
   5,600,000         1.340%, 02/27/03 .............................       5,588
                   Salomon Smith Barney Holdings, Inc
     850,000         1.400%, 01/09/03 .............................         850
  15,000,000         1.340%, 01/31/03 .............................      14,983
                   SBC International, Inc
  25,000,000       c 1.780%, 01/14/03 .............................      24,987
  24,430,000       c 1.760%, 01/22/03 .............................      24,410
  21,000,000       c 1.340%, 01/23/03 .............................      20,982
  10,500,000       c 1.350%, 01/24/03 .............................      10,491
                   Sigma Finance, Inc
  40,000,000       c 1.780%, 01/30/03 .............................      39,954
  34,000,000       c 1.350%, 02/04/03 .............................      33,956
  25,000,000       c 1.340%, 02/28/03 .............................      24,944
     935,000       c 1.800%, 03/07/03 .............................         933
                   Societe Generale NA, Inc
  15,000,000         1.755%, 02/03/03 .............................      14,981
  25,000,000         1.310%, 02/13/03 .............................      24,959
   4,640,000         1.335%, 02/21/03 .............................       4,631
  35,000,000         1.310%, 02/27/03 .............................      34,924
  30,000,000         1.330%, 03/18/03 .............................      29,916
  10,500,000         1.320%, 03/27/03 .............................      10,467
                   Toronto Dominion Holdings
  31,000,000         1.310%, 02/14/03 .............................      30,947
                   UBS Finance, Inc (Delaware)
  45,000,000         1.350%, 01/09/03 .............................      44,985
  15,150,000         1.350%, 02/03/03 .............................      15,131
  25,000,000         1.290%, 02/10/03 .............................      24,962
   5,500,000         1.300%, 02/18/03 .............................       5,490
   5,000,000         1.340%, 02/19/03 .............................       4,991
  15,500,000         1.270%, 02/27/03 .............................      15,468
   4,000,000         1.340%, 03/03/03 .............................       3,991
   8,400,000         1.340%, 03/12/03 .............................       8,378
   9,545,000         1.320%, 03/19/03 .............................       9,518
  13,070,000         1.340%, 04/03/03 .............................      13,027
   3,835,000         1.320%, 04/04/03 .............................       3,822
                   Variable Funding Capital Corp
  45,686,000       c 1.380%, 01/14/03 .............................      45,663
  10,015,000       c 1.340%, 02/04/03 .............................      10,002
  30,000,000       c 1.340%, 02/06/03 .............................      29,959
  50,000,000       c 1.330%, 03/05/03 .............................      49,884
                                                                     ----------
                   TOTAL COMMERCIAL PAPER                             5,472,965
                                                                     ----------
 MEDIUM TERM NOTES--0.67%

                   Link Finance LLC
  25,000,000         1.330%, 11/26/03 .............................      24,998
                   Sigma Finance, Inc
  25,000,000         1.855%, 01/22/03 .............................      25,000
                                                                     ----------
                   TOTAL MEDIUM TERM NOTES                               49,998
                                                                     ----------
 U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--16.21%
                   Federal Farm Credit Bank (FFCB)
  14,000,000         1.270%, 02/06/03 .............................      13,982
                   Federal Home Loan Bank (FHLB)
  25,000,000         5.125%, 01/13/03 .............................      25,034
   4,045,000         1.680%, 01/15/03 .............................       4,043
  20,000,000         1.270%, 01/29/03 .............................      19,980
  39,956,000         1.270%, 02/14/03 .............................      39,890
  19,275,000         1.270%, 03/07/03 .............................      19,231
   8,702,000         1.270%, 03/12/03 .............................       8,681
   1,500,000         1.270%, 03/28/03 .............................       1,496
   9,600,000         1.250%, 04/16/03 .............................       9,565
  25,000,000         1.270%, 04/17/03 .............................      24,908
  50,000,000         1.270%, 05/16/03 .............................      49,764
   3,945,000         2.040%, 07/01/03 .............................       3,920
  50,000,000         1.320%, 08/11/03 .............................      49,607
                   Federal Home Loan Mortgage Corp (FHLMC)
  91,319,000         1.645%, 01/02/03 .............................      91,311
  18,075,000         1.640%, 01/09/03 .............................      18,069
  20,000,000         1.240%, 01/30/03 .............................      19,979
  18,271,000         1.250%, 02/06/03 .............................      18,247
  17,000,000         1.255%, 02/06/03 .............................      16,978
  86,000,000         1.270%, 02/13/03 .............................      85,863
  22,375,000         1.250%, 02/19/03 .............................      22,335
  11,220,000         1.210%, 03/13/03 .............................      11,192
  69,060,000         1.280%, 03/20/03 .............................      68,872
  21,466,000         1.270%, 03/27/03 .............................      21,402

                        SEE NOTES TO FINANCIAL STATEMENTS

                        2002 ANNUAL REPORT  College Retirement Equities Fund  13

       Statement of Investments - MONEY MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

   PRINCIPAL                                                         VALUE (000)
   ---------                                                         -----------

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--(CONTINUED)

$    500,000         2.050%, 04/24/03 ...........................  $        498
  21,400,000         2.090%, 05/22/03 ...........................        21,294
   8,750,000         2.100%, 06/19/03 ...........................         8,698
   1,199,000         1.300%, 07/17/03 ...........................         1,191
   2,000,000         1.280%, 07/18/03 ...........................         1,986
  49,445,000         1.350%, 08/14/03 ...........................        49,051
  33,600,000         1.690%, 09/12/03 ...........................        33,298
  12,550,000         1.690%, 09/19/03 ...........................        12,434
  50,000,000         1.735%, 10/09/03 ...........................        49,491
  20,000,000         1.800%, 10/20/03 ...........................        19,788
   2,650,000         1.490%, 10/22/03 ...........................         2,622
  50,000,000         1.490%, 11/06/03 ...........................        49,440
                   Federal National Mortgage Association (FNMA)
  50,000,000         1.735%, 01/08/03 ...........................        49,986
  50,000,000         1.275%, 01/15/03 ...........................        49,974
  26,795,000         1.550%, 01/22/03 ...........................        26,775
  25,000,000         1.250%, 02/05/03 ...........................        24,969
  50,000,000         1.275%, 02/26/03 ...........................        49,900
  25,000,000         1.270%, 02/27/03 ...........................        24,948
  20,948,000         1.245%, 03/05/03 ...........................        20,902
  30,000,000         1.275%, 03/12/03 ...........................        29,927
  20,000,000         2.500%, 04/04/03 ...........................        19,935
     700,000         1.280%, 04/30/03 ...........................           697
  22,500,000         2.100%, 05/30/03 ...........................        22,383
   1,320,000         1.780%, 07/25/03 ...........................         1,310
                                                                   ------------
                   TOTAL U.S. GOVERNMENT AND AGENCIES
                   DISCOUNT NOTES                                     1,215,846
                                                                   ------------

VARIABLE RATE NOTES--3.49%

                   American Express Credit Corp (Sr Note)
  25,000,000         1.424%, 04/08/03 .............................      24,998
  25,000,000         1.501%, 11/10/03 .............................      25,010
  15,100,000         1.890%, 12/17/03 .............................      15,103
                   American Honda Finance Corp Note
  20,000,000         1.380%, 06/12/03 .............................      19,998
                   Citigroup, Inc Note
  10,000,000         1.500%, 05/30/03 .............................      10,003
                   Credit Suisse
  50,000,000         1.786%, 09/04/03 .............................      49,990
  25,000,000         1.454%, 10/09/03 .............................      24,990
                   JP Morgan Chase & Co (Sr Note)
  46,500,000         1.903%, 01/30/03 .............................      46,516
                   Sigma Finance, Inc

  25,000,000         1.870%, 02/18/03 .............................      24,998
                   Southtrust Bank NA
  20,000,000         1.962%, 10/03/03 .............................      20,037
                                                                   ------------
                   TOTAL VARIABLE RATE NOTES                            261,643
                                                                   ------------
                   TOTAL SHORT TERM INVESTMENTS

                    (COST $7,484,978)                                 7,486,669
                                                                   ------------
                   TOTAL PORTFOLIO--99.95%

                    (COST $7,495,231)                                 7,496,696
                   OTHER ASSETS & LIABILITIES, net--0.05%                 3,429
                                                                   ------------
                   NET ASSETS--100.00%                             $  7,500,125
                                                                   ============

-----------
c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the accounts use more specific industry categories in following their investment limitations on industry concentration.

                        SEE NOTES TO FINANCIAL STATEMENTS

14  College Retirement Equities Fund  2002 ANNUAL REPORT

  Statement of Investments - INFLATION-LINKED BOND ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                                                 VALUE (000)
    ---------                                                                 ------------

GOVERNMENT BONDS--98.77%
 U.S. TREASURY INFLATION-LINKED SECURITIES--98.77%

  $283,223,420        e, k3.375%, 01/15/07 ..................................  $  306,722
   287,867,612           k3.625%, 01/15/08 ..................................     315,845
   278,175,688           k3.875%, 01/15/09 ..................................     310,035
   191,155,123        e, k4.250%, 01/15/10 ..................................     218,006
   178,951,756           k3.500%, 01/15/11 ..................................     196,427
    94,798,330        e, k3.375%, 01/15/12 ..................................     103,626
   248,442,404           k3.000%, 07/15/12 ..................................     264,009
   282,908,835           k3.625%, 04/15/28 ..................................     331,047
   328,850,219           k3.875%, 04/15/29 ..................................     402,122
    78,542,116        e, k3.375%, 04/15/32 ..................................      90,608
                                                                               ----------
                      TOTAL U.S. TREASURY INFLATION-LINKED SECURITIES           2,538,447
                                                                               ----------
                      TOTAL GOVERNMENT BONDS

                        (COST $2,345,914)                                       2,538,447
                                                                               ----------
SHORT TERM INVESTMENTS--6.76%
 COMMERCIAL PAPER--0.49%

                      UBS FINANCE, INC (DELAWARE)
    12,600,000           1.200%, 01/02/03 ...................................      12,599
                                                                               ----------
                      TOTAL COMMERCIAL PAPER                                       12,599
                                                                               ----------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--6.27%
 REPURCHASE AGREEMENTS

                        Bear Stearns & Co, 1.270% Dated 12/31/02,
                          Due 01/02/03 In The Amount Of $11,123,392
                          (Fully Collateralized By High Grade Debt Obligations:

    11,123,000              Total Market Value $11,403,907) .................      11,123
                        Goldman Sachs & Co, 1.800% Dated 12/31/02,
                          Due 01/02/03 In The Amount Of $25,000,819
                          (Fully Collateralized By High
                          Grade Debt Obligations:

    25,000,000              Total Market Value $25,500,000) .................      25,000

                        Lehman Brothers, Inc, 1.180% Dated 12/31/02,
                          Due 01/02/03 In The Amount Of $25,000,819
                          (Fully Collateralized By High Grade Debt Obligations:

    25,000,000             Total Market Value $25,491,964) ..................      25,000
                        Merrill Lynch & Co, Inc, 1.230% Dated 12/31/02,
                          Due 01/02/03 In The Amount Of $25,000,854
                          (Fully Collateralized By High Grade Debt Obligations:

    25,000,000             Total Market Value $25,500,071) ..................      25,000
                        Morgan Stanley & Co, Inc, 1.220% Dated 12/31/02,
                          Due 01/02/03 In The Amount Of $25,000,847
                         (Fully Collateralized By High Grade Debt Obligations:

    25,000,000             Total Market Value $25,500,237)                         25,000

  TIME DEPOSITS
                      Citibank NA
    25,000,785           1.130%, 01/02/03 ...................................      25,001
                      Southtrust NA
    25,000,825           1.188%, 01/02/03 ...................................      25,004
                                                                               ----------
                                                                                  161,128
                                                                               ----------
                      TOTAL SHORT TERM INVESTMENTS
                        (COST $173,726)                                           173,727
                                                                               ----------
                      TOTAL PORTFOLIO--105.53%
                        (COST $2,519,640)                                       2,712,174
                      OTHER ASSETS & LIABILITIES, NET--(5.53%)                   (142,140)
                                                                               ----------
                      NET ASSETS--100.00%                                      $2,570,034
                                                                               ==========

----------
e    All or a portion of these securities are out on loan.

k Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

                        SEE NOTES TO FINANCIAL STATEMENTS

                        2002 ANNUAL REPORT  College Retirement Equities Fund  15

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                               RATINGS+          VALUE (000)
    ---------                                               --------          -----------
CORPORATE BONDS--26.61%
 AEROSPACE AND DEFENSE--0.35%
                      Lockheed Martin Corp Deb
   $ 5,000,000           8.500%, 12/01/29 ..................    Baa2           $    6,650
                      Raytheon Co Note
     4,000,000           5.500%, 11/15/12 ..................    Baa3                4,057
                      United Technologies Corp Deb
     7,500,000           7.500%, 09/15/29 ..................      A2                9,290
                                                                               ----------
                      TOTAL AEROSPACE AND DEFENSE                                  19,997
                                                                               ----------
 ASSET BACKED--2.60%

                      Chase Funding Loan Acquisition Trust
                        Series 2001-C2 (Class IA2)
     8,047,699           5.673%, 05/25/22 ..................     Aaa                8,193
                      Chase Funding Mortgage Loan
                        Series 2001-4 (Class IA3)
     8,550,000           5.053%, 02/25/23 ..................     Aaa                8,916
                      CIT Equipment Collateral
                        Series 2000-2 (Class A3)
     2,281,626           6.840%, 06/20/04 ..................     Aaa                2,312
                      CIT Group Home Equity Loan Trust
                        Series 2002-1 (Class AF6)
    6,000,000           6.200%, 02/25/30 ...................     Aaa                6,325
                      Citibank Credit Card Issuance Trust
                        Series 2001-C3 (Class C3)
     5,000,000           6.650%, 05/15/08 ..................    Baa2                5,395
                      Countrywide Asset-Backed Certificates
                        Series 2001-1 (Class AF4)
    10,000,000           6.517%, 01/25/29 ..................     Aaa               10,383
                      Countrywide Asset-Backed Certificates
                        Series 2001-Bc1 (Class A3)
     4,783,831           6.237%, 12/25/26 ..................     Aaa                4,807
                      Detroit Edison Securitization Funding
                        Llc Series 2001-1 (Class A3)
    10,000,000           5.875%, 03/01/10 ..................     Aaa               11,041
                      Greenpoint Manufactured Housing
                        Series 1999-5 (Class A2)
     3,222,452           7.080%, 02/15/18 ..................     Aaa                3,238
                      MMCA Automobile Trust Series
                        2001-1 (Class A4)
    10,000,000           5.340%, 12/15/05 ..................     Aaa               10,441
                      Nissan Auto Receivables Owner Trust
                        Series 2001-C (Class A4)
     4,000,000           4.800%, 02/15/07 ..................     Aaa                4,198
                      Peco Energy Transition Trust
                        Series 1999-A (Class A6)
     8,000,000           6.050%, 03/01/09 ..................     Aaa                8,835
                      Peco Energy Transition Trust
                        Series 1999-A (Class A7)
    10,000,000           6.130%, 03/01/09 ..................     Aaa               11,212
                      Public Service New Hampshire Funding
                        LLC Series 2001-1 (Class A2)
    12,709,395           5.730%, 11/01/10 ..................     Aaa               13,815
                      Residential Asset Securities Corp
                        Series 1997-Ks3 (Class AI5)
     1,067,845           7.250%, 08/25/27 ..................     Aaa                1,111
                      Residential Asset Securities Corp
                        Series 1999-Ks2 (Class AI9)
     2,956,874           7.150%, 07/25/30 ..................     Aaa                3,192
                      Residential Asset Securities Corp
                        Series 2000-Ks4 (Class AI6)
    11,000,000           7.435%, 09/25/31 ..................     Aaa               12,083
                      Residential Asset Securities Corp
                        Series 2001-Ks2 (Class AI3)
     2,500,000           5.751%, 03/25/27 ..................     Aaa                2,553

                      Residential Asset Securities Corp
                        Series 2001-Ks2 (Class AI4)
     7,000,000           6.417%, 02/25/29 ..................     Aaa                7,386
                      Residential Asset Securities Corp
                        Series 2001-Ks2 (Class AI6)
     2,000,000           6.489%, 10/25/30 ..................     Aaa                2,157
                      Saxon Asset Securities Trust
                        Series 1999-3 (Class AF6)
     4,688,008           7.525%, 06/25/14 ..................     Aaa                5,133
                      Vanderbilt Mortgage Finance
                        Series 2001-A (Class A2)
     7,274,783           6.120%, 02/07/15 ..................     Aaa                7,437
                                                                               ----------
                      TOTAL ASSET BACKED                                          150,163
                                                                               ----------
 BASIC INDUSTRIES--0.90%

                      Abitibi-Consolidated, Inc
     3,750,000           8.850%, 08/01/30 ..................     Ba1                4,033
                      Archer-Daniels-Midland Deb
     5,000,000           7.000%, 02/01/31 ..................      A1                5,757
                      Beazer Homes USA, Inc
                        (Guarantee Note)
     2,000,000         e 8.375%, 04/15/12 ..................     Ba2                2,060
                      Brascan Corp Note
     5,000,000           7.125%, 06/15/12 ..................    Baa3                5,355
                      Dow Chemical Co Note
     2,250,000         e 6.000%, 10/01/12 ..................      A3                2,304
                      Du Pont EI de Nemours & Co Note
     3,000,000         e 4.750%, 11/15/12 ..................     Aa3                3,093
                      International Paper Co Note
     5,000,000           5.850%, 10/30/12 ..................    Baa2                5,235
                      ISP Chemco, Inc (Guarantee Note)
     2,000,000           10.250%, 07/01/11 .................      B2                2,070
                      Kennametal, Inc (Sr Note)
     1,500,000           7.200%, 06/15/12 ..................     Ba1                1,592
                      Lyondell Chemical Co (Guarantee Note)
     2,000,000           9.500%, 12/15/08 ..................     Ba3                1,860
                      Pulte Homes, Inc (Guarantee Note)
     4,000,000           7.875%, 06/15/32 ..................    Baa3                4,256
                      Von Hoffmann Press, Inc
     2,000,000           10.250%, 03/15/09 .................      B2                1,870
                      Weyerhaeuser Co Note
     3,000,000           6.000%, 08/01/06 ..................    Baa2                3,190
     5,000,000           5.950%, 11/01/08 ..................    Baa2                5,320
     4,000,000           7.375%, 03/15/32 ..................    Baa2                4,338
                                                                               ----------
                      TOTAL BASIC INDUSTRIES                                       52,333
                                                                               ----------
 CONSUMER CYCLICAL--2.98%

                      American Achievement Corp
                        (Guarantee Note)
     2,000,000           11.625%, 01/01/07 .................      B1                2,123
                      AOL Time Warner, Inc
                        (Guarantee Note)
     5,800,000           6.750%, 04/15/11 ..................    Baa1                6,044
     3,500,000           6.625%, 05/15/29 ..................    Baa1                3,209
                      AOL Time Warner, Inc Note
     5,500,000           5.625%, 05/01/05 ..................    Baa1                5,610
     5,000,000           6.875%, 05/01/12 ..................    Baa1                5,274
                      Boyd Gaming Corp (Sr Sub Note)
     2,000,000         e 8.750%, 04/15/12 ..................      B1                2,080
                      Clear Channel Communications, Inc
                        (Sr Note)
     5,000,000           7.250%, 09/15/03 ..................    Baa3                5,101
                      Collins & Aikman Products
                        (Guarantee Note)
     2,000,000         e 10.750%, 12/31/11 .................      B1                1,905

+ As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

16   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
-----------------------------------------------------------------------------------------

    PRINCIPAL                                               RATINGS+          VALUE (000)
    ---------                                               --------          ----------
 CONSUMER CYCLICAL--(CONTINUED)
                      Daimler-Chrysler NA Holding
                        (Guarantee Note)
   $ 2,000,000           7.300%, 01/15/12 ..................      A3           $    2,242
     7,500,000           8.500%, 01/18/31 ..................      A3                9,174
                      Ford Motor Credit Co Note
    16,500,000           7.600%, 08/01/05 ..................      A3               16,830
     9,500,000           6.500%, 01/25/07 ..................      A3                9,389
     2,000,000           7.375%, 02/01/11 ..................      A3                1,952
                      General Motors Note
     5,000,000           6.375%, 05/01/08 ..................      A3                5,062
    12,500,000         e 7.200%, 01/15/11 ..................      A3               12,443
                      Inco Ltd Note
     2,000,000           7.750%, 05/15/12 ..................    Baa3                2,236
                      Hilton Hotels Corp Note
     2,750,000           7.625%, 12/01/12 ..................     Ba1                2,777
                      Kohl's Corp Bond
     4,000,000           6.000%, 01/15/33 ..................      A3                4,021
                      Mail Well I Corp (Guarantee Note)
     2,000,000           9.625%, 03/15/12 ..................      B1                1,780
                      News America Holdings Deb
     8,000,000           7.700%, 10/30/25 ..................    Baa3                8,137
                      Park Place Entertainment
                        Corp (Sr Sub Note)
     2,000,000         e 7.875%, 03/15/10 ..................     Ba2                2,035
                      Quebecor Media, Inc (Sr Note)
     2,000,000           11.125%, 07/15/11 .................      B2                1,843
                      Six Flags, Inc (Sr Note)
     2,000,000           8.875%, 02/01/10 ..................      B2                1,880
                      Stanley Works Note
     4,750,000           4.900%, 11/01/12 ..................      A2                4,850
                      Target Corp Note
    10,000,000           5.375%, 06/15/09 ..................      A2               10,716
                      TCA Cable TV, Inc Deb
     5,000,000           6.530%, 02/01/28 ..................    Baa2                5,318
                      Unilever Capital Corp (Guarantee Note)
     8,000,000           6.875%, 11/01/05 ..................      A1                8,987
     5,000,000           5.900%, 11/15/32 ..................      A1                5,115
                      United Rentals (North America), Inc
                        (Guarantee Note)
     2,000,000         e 10.750%, 04/15/08 .................      B1                1,990
                      Viacom, Inc Note
     5,000,000           5.625%, 05/01/07 ..................      A3                5,417
     3,000,000           7.700%, 07/30/10 ..................      A3                3,563
                      Walt Disney Co Note
     3,000,000           5.500%, 12/29/06 ..................    Baa1                3,217
     8,000,000           7.550%, 02/15/30 ..................     Aa2               10,069
                                                                               ----------
                      TOTAL CONSUMER CYCLICAL                                     172,389
                                                                               ----------
 CONSUMER NON-CYCLICAL--1.99%
                      Anheuser-Busch Cos, Inc
     3,750,000           4.375%, 01/15/13 ..................      A1                3,733
                      Bottling Group LLC (Guarantee Note)
     4,000,000           4.625%, 11/15/12 ..................      A3                3,998
                      Coinmach Corp (Sr Note)
     2,000,000           9.000%, 02/01/10 ..................      B2                2,098
                      Conagra Foods, Inc Note
     7,500,000           7.875%, 09/15/10 ..................    Baa1                9,010
     2,500,000           8.250%, 09/15/30 ..................    Baa1                3,259
                      Coors Brewing Co (Guarantee Note)
     5,000,000           6.375%, 05/15/12 ..................    Baa2                5,598
                      Costco Wholesale Corp (Sr Note)
     4,000,000           5.500%, 03/15/07 ..................      A2                4,329
                      Delhaize America, Inc
                        (Guarantee Note)
     2,000,000           8.125%, 04/15/11 ..................     Ba1                1,910
                      Diageo Capital Plc (Guarantee Note)
     5,000,000           6.625%, 06/24/04 ..................      A1                5,353
                      Fosters Brewing Note
     4,000,000         e 6.875%, 06/15/11 ..................    Baa1                4,553
                      Gillette Co
     5,000,000           4.125%, 08/30/07 ..................     Aa3                5,231
                      Kellogg Co Deb
     5,000,000           7.450%, 04/01/31 ..................    Baa2                6,066
                      Kraft Foods, Inc
    10,000,000           5.625%, 11/01/11 ..................      A2               10,673
                      Kroger Co Note
     5,000,000           7.800%, 08/15/07 ..................    Baa3                5,741
     2,500,000           8.050%, 02/01/10 ..................    Baa3                2,901
                      Land O' Lakes, Inc (Sr Note)
     2,000,000           8.750%, 11/15/11 ..................      B2                1,110
                      Masco Corp Note
     4,000,000           6.000%, 05/03/04 ..................    Baa1                4,191
     3,000,000           6.500%, 08/15/32 ..................    Baa1                3,043
                      Newell Rubbermaid, Inc Note
     3,500,000           6.000%, 03/15/07 ..................    Baa1                3,774
                      PepsiCo, Inc Note
     4,000,000           4.500%, 09/15/04 ..................      A1                4,175
                      RJ Reynolds Tobacco Holdings, Inc
                        (Guarantee Note)
     2,500,000           6.500%, 06/01/07 ..................    Baa2                2,608
     4,000,000           7.250%, 06/01/12 ..................    Baa2                4,173
                      Safeway, Inc Note
     6,000,000           6.150%, 03/01/06 ..................    Baa2                6,420
     6,500,000           4.800%, 07/16/07 ..................    Baa2                6,705
                      Sara Lee Corp Deb
     4,000,000         e 6.125%, 11/01/32 ..................      A3                4,212
                                                                               ----------
                      TOTAL CONSUMER NON-CYCLICAL                                 114,864
                                                                               ----------
 ENERGY--1.29%
                      Amerada Hess Corp Deb
     2,500,000           7.875%, 10/01/29 ..................    Baa2                2,876
                      Anadarko Finance (Guarantee Note)
     5,000,000           6.750%, 05/01/11 ..................    Baa1                5,650
                      Anadarko Petroleum Corp Note
     2,500,000           5.375%, 03/01/07 ..................    Baa1                2,672
                      Chesapeake Energy Corp (Sr Note)
     1,000,000           8.500%, 03/15/12 ..................      B1                1,035
     1,000,000         e 9.000%, 08/15/12 ..................      B1                1,060
                      Conoco, Inc (Sr Note)
     3,000,000           6.950%, 04/15/29 ..................      A3                3,383
                      Conoco Phillips Note
     4,000,000           8.500%, 05/25/05 ..................      A3                4,564
    12,000,000           4.750%, 10/15/12 ..................      A3               12,064
     2,000,000           5.900%, 10/15/32 ..................      A3                1,989
                      Consolidated Natural Gas Co
                        (Sr Note)
     5,000,000           6.850%, 04/15/11 ..................      A3                5,648
                      Devon Energy Corp
     4,000,000           7.950%, 04/15/32 ..................    Baa2                4,778
                      Husky Energy, Inc Note
     3,750,000           6.250%, 06/15/12 ..................    Baa2                4,034
                      Kinder Morgan Energy
                        Partners LP Bond
     4,000,000           7.750%, 03/15/32 ..................    Baa1                4,540
                      Northern Border Pipeline Co Note
     4,500,000           6.250%, 05/01/07 ..................      A3                4,721


 As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

                         2002 ANNUAL REPORT College Retirement Equities Fund  17

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                               RATINGS+          VALUE (000)
    ---------                                               --------          ----------
 ENERGY--(CONTINUED)
                      Petronas Capital Ltd
                        (Guarantee Note)
   $ 4,000,000           7.000%, 05/22/12 ..................    Baa1           $    4,356
     1,500,000           7.875%, 05/22/22 ..................    Baa1                1,612
                      Valero Energy Corp Note
     3,500,000           6.125%, 04/15/07 ..................    Baa2                3,632
     6,000,000           6.875%, 04/15/12 ..................    Baa2                6,271
                                                                               ----------
                      TOTAL ENERGY                                                 74,885
                                                                               ----------
 FINANCIAL SERVICES--8.11%
                      AIG Sunamerica Global Financing VI
                        (Sr Note)
     5,000,000           6.300%, 05/10/11 ..................     Aaa                5,511
                      Allstate Corp
     2,000,000           6.125%, 12/15/32 ..................      A1                2,037
                      Associated P&C Holdings (Sr Note)
     5,000,000           6.750%, 07/15/03 ..................      A3                5,104
                      Astoria Financial Corp Note
     5,000,000           5.750%, 10/15/12 ..................    Baa3                4,925
                      Bank of America Corp (Note)
     5,000,000         e 4.750%, 10/15/06 ..................     Aa2                5,312
    11,000,000           3.875%, 01/15/08 ..................     Aa2               11,159
     4,500,000           5.875%, 02/15/09 ..................     Aa2                4,954
     3,000,000           5.125%, 11/15/14 ..................     Aa2                3,051
                      Bank One Corp (Sub Note)
     5,000,000           4.125%, 09/01/07 ..................     Aa3                5,155
     2,000,000           5.250%, 01/30/13 ..................      A1                2,059
                      Bank One NA Illinois Note
     7,000,000           5.500%, 03/26/07 ..................     Aa2                7,632
                      Barclays Bank PLC (Sub Note)
     5,000,000           7.375%, 06/29/49 ..................     Aa3                5,740
                      BB & T Corp (Sub Note)
     4,000,000           6.500%, 08/01/11 ..................      A2                4,520
                      Bear Stearns Cos, Inc Note
     5,000,000           5.700%, 01/15/07 ..................      A2                5,405
     4,000,000           5.700%, 11/15/14 ..................       A                4,091
                      Boston Properties, Inc
     1,000,000           6.250%, 01/15/13 ..................    Baa2                1,012
                      BRE Properties Note
     3,000,000           5.750%, 09/01/09 ..................    Baa2                3,105
                      Burlington Resource (Guarantee Note)
     2,000,000         e 6.400%, 08/15/11 ..................    Baa1                2,205
     5,000,000           7.200%, 08/15/31 ..................    Baa1                5,717
                      Citigroup, Inc (Sub Note)
     8,500,000         e 4.125%, 06/30/05 ..................     Aa1                8,849
     7,000,000           7.250%, 10/01/10 ..................     Aa2                8,062
    10,500,000           6.500%, 01/18/11 ..................     Aa1               11,765
     3,500,000           5.625%, 08/27/12 ..................     Aa2                3,678
                      Countrywide Home Loans, Inc
                        (Guarantee Note)
     4,000,000           5.625%, 07/15/09 ..................      A3                4,252
                      Credit Suisse First Boston, Inc
     8,000,000           4.625%, 01/15/08 ..................     Aa3                8,109
                      D.R. Horton, Inc (Sr Sub Note)
     2,000,000         e 9.750%, 09/15/10 ..................     Ba2                2,050
                      Du Pont EI de Nemours & Co Deb
     5,000,000         e 6.500%, 01/15/28 ..................     Aa3                5,682
                      EOP Operating LP (Guarantee Note)
     8,000,000           6.750%, 02/15/12 ..................    Baa1                8,576
                      Equifax, Inc Note
     3,500,000           4.950%, 11/01/07 ..................    Baa1                3,561
                      Falconbridge Ltd Note
     2,000,000           7.350%, 06/05/12 ..................    Baa3                2,072
                      Ford Motor Co Deb
    14,000,000           6.625%, 10/01/28 ..................    Baa1               11,042
                      General Electric Capital Corp Note
   $ 9,000,000           6.000%, 06/15/12 ..................     Aaa                9,689
     4,500,000         e 5.450%, 01/15/13 ..................     Aaa                4,674
                      General Electric Global
                        Insurance Note
     5,000,000           7.750%, 06/15/30 ..................      A1                5,731
                      General Motors Acceptance Corp Note
     5,000,000           5.250%, 05/16/05 ..................      A2                5,031
     5,000,000         e 6.125%, 09/15/06 ..................      A2                5,089
     6,000,000           7.750%, 01/19/10 ..................      A2                6,289
    10,000,000           8.000%, 11/01/31 ..................      A2               10,065
                      Golden West Financial Corp (Sr Note)
     3,000,000           4.125%, 08/15/07 ..................      A1                3,078
     3,500,000           4.750%, 10/01/12 ..................      A1                3,520
                      Goldman Sachs Group, Inc Note
     4,000,000           5.700%, 09/01/12 ..................     Aa3                4,164
     4,000,000           5.500%, 11/15/14 ..................      NR                4,032
                      Hartford Financial Services Group
                        (Sr Note)
     5,000,000           7.900%, 06/15/10 ..................      A2                5,717
                      Household Finance Co Note
     3,250,000         e 6.500%, 01/24/06 ..................      A2                3,451
     3,000,000           8.000%, 07/15/10 ..................      A2                3,364
     3,000,000           7.000%, 05/15/12 ..................      A2                3,290
    10,000,000           6.375%, 11/27/12 ..................      A2               10,439
                      Household Finance Corp (Sr Sub Note)
     5,000,000           5.875%, 02/01/09 ..................      A2                5,115
     4,000,000           7.350%, 11/27/32 ..................      NR                4,312
                      International Lease Finance Corp Note
     7,000,000           6.375%, 03/15/09 ..................      A1                7,469
                      Isle of Capri Casinos, Inc
                        (Guarantee Note)
     1,000,000           9.000%, 03/15/12 ..................      B2                1,040
                      John Hancock Global Funding II Note
     4,000,000           7.900%, 07/02/10 ..................     Aa3                4,692
                      JP Morgan Chase & Co (Sub Note)
     7,000,000         e 7.875%, 06/15/10 ..................      A2                8,040
                      KeyBank National Association Note
     9,000,000           5.000%, 07/17/07 ..................      A1                9,473
                      Korea Development Bank Note
     4,750,000           5.500%, 11/13/12 ..................      A3                4,938
                      Lehman Brothers Holdings, Inc Note
     5,000,000           6.250%, 05/15/06 ..................      A2                5,485
     4,500,000         e 6.625%, 01/18/12 ..................      A2                4,984
     3,500,000           5.875%, 11/15/17 ..................      A2                3,578
                      Marsh & McLennan Cos, Inc (Sr Note)
     4,500,000           5.375%, 03/15/07 ..................      A2                4,830
     4,500,000           6.250%, 03/15/12 ..................      A2                5,025
                      Marshall & Isley Bank (Sr Note)
     2,000,000           4.125%, 09/04/07 ..................     Aa3                2,064
     1,000,000           5.250%, 09/04/12 ..................      A1                1,040
                      MBNA America Bank NA
     4,000,000           5.375%, 01/15/08 ..................    Baa1                4,104
                      Mellon Funding Corp (Guarantee Note)
     5,000,000           4.875%, 06/15/07 ..................      A1                5,317
                      Metlife, Inc
     3,000,000           5.375%, 12/15/12 ..................      A2                3,099
                      Morgan Stanley Dean Witter & Co
                        (Sr Unsub Note)
     2,500,000           6.100%, 04/15/06 ..................     Aa3                2,725
     5,500,000           6.600%, 04/01/12 ..................     Aa3                6,078
     2,000,000           7.250%, 04/01/32 ..................     Aa3                2,275


As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

18   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                               RATINGS+          VALUE (000)
    ---------                                               --------          ----------
 FINANCIAL SERVICES--(CONTINUED)
                      National Rural Utility Coop
                        Finance Note
   $ 3,000,000           5.750%, 08/28/09 ..................      A2              $ 3,196
     6,000,000         e 7.250%, 03/01/12 ..................      A2                6,899
                      Newcourt Credit Group, Inc
                        (Guarantee Note)
     9,000,000           6.875%, 02/16/05 ..................      A2                9,485
                      Nisource Finance Corp
                        (Guarantee Note)
     5,000,000           5.750%, 04/15/03 ..................    Baa3                4,987
                      Pemex Project Funding Master Trust
                        (Guarantee Note)
     1,500,000           8.500%, 02/15/08 ..................    Baa1                1,665
     6,750,000           9.125%, 10/13/10 ..................    Baa1                7,695
     5,000,000           8.000%, 11/15/11 ..................    Baa1                5,375
                      PNC Funding Corp (Guarantee Note)
     5,000,000           5.750%, 08/01/06 ..................      A2                5,394
                      Progressive Corp ( Sr Note)
     3,000,000           6.375%, 01/15/12 ..................      A2                3,326
     3,000,000           6.250%, 12/01/32 ..................      A2                3,078
                      Regions Financial Corp (Sub Note)
     2,500,000           6.375%, 05/15/12 ..................      A2                2,783
                      Rouse Co Note
     3,500,000           7.200%, 09/15/12 ..................    Baa3                3,542
                      Salomon Smith Barney Holding Note
    13,000,000           6.500%, 02/15/08 ..................     Aa1               14,495
                      Simon Property Group LP Note
     4,000,000         e 6.350%, 08/28/12 ..................    Baa2                4,153
                      St Paul Cos (Sr Note)
     4,000,000           5.750%, 03/15/07 ..................      A2                4,169
                      Suntrust Bank Atlanta (Sub Note)
     4,500,000           7.250%, 09/15/06 ..................     Aa3                5,175
                      Toll Brothers, Inc
     4,000,000           6.875%, 11/15/12 ..................    Baa3                4,119
                      US Bank National Association
                        (Sub Note)
     5,000,000           6.300%, 02/04/14 ..................     Aa3                5,627
                      Washington Mutual, Inc
     5,000,000           7.500%, 08/15/06 ..................      A3                5,685
     4,000,000           5.500%, 01/15/13 ..................      A3                4,078
                      Wells Fargo & Co (Sub Note)
    12,000,000           5.000%, 11/15/14 ..................     Aa3               12,121
                      Wells Fargo Financial, Inc Note
     2,500,000           5.875%, 08/15/08 ..................     Aa2                2,774
                                                                               ----------
                      TOTAL FINANCIAL SERVICES                                    469,519
                                                                               ----------
 HEALTH CARE--0.92%
                      Abbott Labs Note
    10,000,000         e 5.625%, 07/01/06 ..................     Aa3               10,890
                      CVS Corp Note
     4,000,000           3.875%, 11/01/07 ..................      A2                4,061
                      HCA, Inc (Sr Note)
     5,000,000           6.950%, 05/01/12 ..................     Ba1                5,269
                      Healthsouth Corp Note
     2,000,000           7.625%, 06/01/12 ..................     Ba3                1,650
                      Johnson & Johnson Deb
     5,000,000           6.950%, 09/01/29 ..................     Aaa                5,975
                      Merck & Co, Inc Deb
    10,000,000           5.950%, 12/01/28 ..................     Aaa               10,559
                      Pfizer, Inc Note
     5,000,000         e 3.625%, 11/01/04 ..................     Aaa                5,172
                      Pharmacia Corp Note
     5,000,000           5.750%, 12/01/05 ..................      A1                5,455
                      Tenet Healthcare Corp (Sr Note)
     4,000,000           6.375%, 12/01/11 ..................    Baa3                3,600
                      Wellpoint Health Networks Note
   $ 1,000,000           6.375%, 01/15/12 ..................    Baa1            $   1,093
                                                                               ----------
                      TOTAL HEALTH CARE                                            53,724
                                                                               ----------
 OTHER--0.28%
                      Alcoa, Inc Note
     2,000,000           4.250%, 08/15/07 ..................      A2                2,082
     3,750,000           5.375%, 01/15/13 ..................      A2                3,958
                      Camden Property Trust Note
     5,000,000           5.875%, 06/01/07 ..................    Baa2                5,270
                      Core Investment Grade Trust
     5,000,000           4.727%, 11/30/07 ..................      A3                5,083
                                                                               ----------
                      TOTAL OTHER                                                  16,393
                                                                               ----------
 OTHER MORTGAGE BACKED SECURITIES--1.93%
                      CS First Boston Mortgage Securities
                        Corp Series 2001-CP4 (Class A4)
    14,000,000           6.180%, 12/15/35 ..................     Aaa               15,531
                      Greenwich Capital Commercial
                        Mortgage Securities Corp
    30,000,000           4.948%, 01/11/35 ..................     Aaa               30,705
                      JP Morgan Chase Commercial
                        Mortgage Securities Corp
                        Series 2002-C1 (Class A3)
    25,000,000           5.376%, 07/12/37 ..................     Aaa               26,322
                      Wachovia Bank Commercial
                        Mortgage Trust
                        Series 2002-C2 (Class A4)
    14,000,000           4.980%, 11/15/34 ..................     Aaa               14,317
                      Wachovia Bank Commercial
                        Mortgage Trust
                        Series 2002-C1 (Class A4)
    14,000,000         e 6.287%, 04/15/34 ..................     Aaa               15,600
                      Washington Mutual Series
                        2002-AR5 (Class 2A4)
     8,910,443           5.355%, 06/25/32 ..................     Aaa                9,253
                                                                               ----------
                      TOTAL OTHER MORTGAGE BACKED SECURITIES                      111,728
                                                                               ----------
 PRODUCER DURABLES--0.43%
                      Allied Waste North America
                        (Guarantee Note)
     2,000,000           7.875%, 01/01/09 ..................     Ba3                1,970
                      Canadian Natural Resources Ltd Note
     5,000,000           7.200%, 01/15/32 ..................    Baa1                5,676
                      Emerson Electric Note
     5,000,000           5.625%, 11/15/13 ..................      A2                5,379
                      Ingersoll-Rand Co Note
     5,000,000           5.750%, 02/14/03 ..................      A3                5,020
                      Waste Management, Inc Note
     3,500,000           6.375%, 11/15/12 ..................     Ba1                3,602
     3,000,000           7.750%, 05/15/32 ..................      NR                3,223
                                                                               ----------
                      TOTAL PRODUCER DURABLES                                      24,870
                                                                               ----------
 TECHNOLOGY--0.03%
                      Advanstar Communications, Inc
                        (Guarantee Note)
     2,000,000         e 12.000%, 02/15/11 .................    Caa1                1,563
                                                                               ----------
                      TOTAL TECHNOLOGY                                              1,563
                                                                               ----------
 TRANSPORTATION--0.83%
                      Burlington North Santa Fe (Sr Note)
     5,000,000           5.900%, 07/01/12 ..................    Baa2                5,426
                      Continental Airlines, Inc Note
     5,000,000           6.563%, 02/15/12 ..................     Aaa                5,100
                      Norfolk Southern Corp Note
     3,500,000           7.350%, 05/15/07 ..................    Baa1                4,025
     5,000,000           7.250%, 02/15/31 ..................    Baa1                5,798

 As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT College Retirement Equities Fund    19

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                               RATINGS+          VALUE (000)
    ---------                                               --------          ----------
 TRANSPORTATION--(CONTINUED)
                      Southwest Airlines Corp
                        (Pass Thru Certificate Class A)
   $ 2,000,000           5.496%, 11/01/06 ..................     Aa2              $ 2,066
                      Union Pacific Corp Note
     4,400,000           7.600%, 05/01/05 ..................    Baa3                4,898
     5,000,000         e 5.750%, 10/15/07 ..................    Baa3                5,466
     5,000,000           7.250%, 11/01/08 ..................    Baa3                5,834
     3,500,000           6.500%, 04/15/12 ..................    Baa3                3,954
                      Union Pacific Resources Deb
     5,000,000           7.150%, 05/15/28 ..................    Baa1                5,575
                                                                               ----------
                      TOTAL TRANSPORTATION                                         48,142
                                                                               ----------
 UTILITIES--3.97%
                      Alabama Power Co (Sr Note)
     5,000,000           7.125%, 08/15/04 ..................      A2                5,384
     2,000,000           5.500%, 10/15/17 ..................      A2                2,095
     3,000,000           5.875%, 12/01/22 ..................      A2                3,088
                      AT&T Corp (Guarantee Note)
    12,948,001           8.375%, 03/15/13 ..................    Baa3               14,708
                      AT&T Corp (Sr Note)
     2,500,000         e 7.000%, 11/15/06 ..................    Baa2                2,672
     8,000,000           7.800%, 11/15/11 ..................    Baa2                8,762
                      AT&T Wireless Services, Inc
                        (Sr Note)
     4,250,000           8.750%, 03/01/31 ..................    Baa2                4,165
                      BellSouth Telecommunication Note
     5,000,000         e 6.500%, 06/15/05 ..................     Aa2                5,486
     4,500,000           6.875%, 10/15/31 ..................     Aa3                5,009
                      British Telecommunications plc
     5,000,000           8.875%, 12/15/30 ..................    Baa1                6,411
                      Carolina Power & Light Co Note
     5,000,000           6.500%, 07/15/12 ..................    Baa1                5,494
                      CenturyTel, Inc (Sr Note)
     5,000,000           7.875%, 08/15/12 ..................    Baa2                5,867
                      Cingular Wireless LLC (Sr Note)
     2,000,000           7.125%, 12/15/31 ..................      A3                2,058
                      Citizens Communications Co Note
     2,500,000           9.250%, 05/15/11 ..................    Baa2                2,925
                      Cleveland Electric Illumination Co
                        (First Mortgage Bond)
     5,000,000           6.860%, 10/01/08 ..................    Baa2                5,399
                      Con Edision Co Of New York
     1,000,000           4.875%, 02/01/13 ..................      A1                1,014
                      Consolidated Edison, Inc Deb
     5,000,000           6.375%, 04/01/03 ..................      A1                5,056
                      Consumers Energy Co (Sr Note)
     5,000,000           6.200%, 05/01/03 ..................    Baa3                4,950
     1,500,000           6.000%, 03/15/05 ..................    Baa3                1,493
                      Detroit Edison Co
                        (First Mortgage Bond)
     7,000,000           6.125%, 10/01/10 ..................      A3                7,677
                      Detroit Edison Co (Secured Note)
     2,000,000           5.200%, 10/15/12 ..................      A3                2,070
                      Dominon Resources, Inc
     5,000,000           5.125%, 12/15/09 ..................    Baa1                5,066
                      El Paso Electric Co
                        (First Mortgage Bond)
     5,000,000         e 8.900%, 02/01/06 ..................    Baa3                5,000
                      Equitable Resources, Inc Deb
     4,000,000           5.150%, 11/15/12 ..................      A2                4,013
                      Firstenergy Corp Note
     5,000,000           6.450%, 11/15/11 ..................    Baa2                4,974
                      Florida Power & Light Co
                        (First Mortgage Bond)
   $ 5,000,000           6.875%, 12/01/05 ..................     Aa3                5,575
                      Georgia Power Co (Sr Note)
     5,000,000           5.500%, 12/01/05 ..................      A2                5,383
                      Gray Television, Inc
                        (Guarantee Note)
     1,000,000           9.250%, 12/15/11 ..................      B3                1,076
                      GTE California, Inc Deb
     5,000,000           7.650%, 03/15/07 ..................      A1                5,693
                      Ingram Micro, Inc (Sr Sub Note)
     2,000,000           9.875%, 08/15/08 ..................     Ba2                2,110
                      Kinder Morgan Energy Partners LP
                        (Sr Note)
     5,000,000           7.300%, 08/15/33 ..................    Baa1                5,360
                      Lenfest Communications (Sr Sub Note)
     5,000,000           8.250%, 02/15/08 ..................     Ba1                5,247
                      Midamerican Energy Holdings Co
     5,000,000           5.875%, 10/01/12 ..................    Baa3                5,069
                      New York State Electric & Gas Corp
     2,000,000           5.500%, 11/15/12 ..................    Baa2                2,003
                      Nisource Finance Corp
                        (Guarantee Note)
     5,000,000           7.875%, 11/15/10 ..................    Baa3                5,490
                      Oncor Electric Delivery Co
                        (Secured Note)
     2,000,000           6.375%, 05/01/12 ..................    Baa1                2,078
     2,500,000           7.250%, 01/15/33 ..................    Baa1                2,546
                      Pepco Holdings, Inc Note
     4,000,000           6.450%, 08/15/12 ..................    Baa1                4,242
                      SBC Communications, Inc Note
     5,500,000         e 5.750%, 05/02/06 ..................     Aa3                5,963
     5,000,000         e 5.875%, 08/15/12 ..................     Aa3                5,400
                      Southern Natural Gas Co Note
     2,000,000         e 7.350%, 02/15/31 ..................     Ba1                1,680
                      Sprint Capital Corp (Guarantee Note)
     7,000,000           6.000%, 01/15/07 ..................    Baa3                6,580
     4,000,000           6.900%, 05/01/19 ..................    Baa3                3,400
                      Verizon Global Funding Corp Note
    10,500,000           7.375%, 09/01/12 ..................      A2               12,066
     2,000,000         e 7.750%, 06/15/32 ..................      A2                2,317
                      Verizon New Jersey, Inc Deb
     5,000,000           5.875%, 01/17/12 ..................     Aa3                5,287
                      Verizon Wireless Capital LLC Note
     5,000,000           5.375%, 12/15/06 ..................      A3                5,223
                      Vodafone Group plc Note
     4,500,000           7.625%, 02/15/05 ..................      A2                4,969
     4,000,000           6.250%, 11/30/32 ..................      A2                3,990
                                                                               ----------
                      TOTAL UTILITIES                                             229,583
                                                                               ----------
                      TOTAL CORPORATE BONDS

                      (COST $1,400,408)                                         1,540,153
                                                                               ----------
GOVERNMENT BONDS--67.89%
 AGENCY SECURITIES--2.86%

                      Federal Home Loan Mortgage Corp (FHLMC)
    59,200,000           6.875%, 01/15/05 ..................     Aaa               65,162
    20,000,000         d 4.250%, 06/15/05 ..................     Aaa               21,067
     3,000,000           7.100%, 04/10/07 ..................     Aaa                3,498
    30,000,000           6.375%, 08/01/11 ..................     Aa2               32,381
                      Federal National Mortgage Association (FNMA)
    40,000,000         e 5.500%, 05/02/06 ..................     Aa2               43,410
                                                                               ----------
                      TOTAL AGENCY SECURITIES                                     165,518
                                                                               ----------

As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

20   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                              RATINGS+  VALUE (000)
    ---------                                              --------  ----------
 FOREIGN GOVERNMENT BONDS--1.59%
               Canada Government Bond
 $ 5,500,000    e 6.750%, 08/28/06 .......................    Aaa        $ 6,289
               El Salvador Government International
                 Note
   4,750,000      8.500%, 07/25/11 .......................     NR          5,106
               Mexico Government International Bond
   5,000,000      7.500%, 01/14/12 .......................   Baa2          5,363
   7,000,000    e 8.125%, 12/30/19 .......................   Baa2          7,385
               Province Of British Columbia, Canada Note
   5,000,000      4.625%, 10/03/06 .......................    Aa2          5,330
  13,000,000      5.375%, 10/29/08 .......................    Aa2         14,337
               Province Of Manitoba, Canada Note
   5,000,000      4.250%, 11/20/06 .......................    Aa2          5,268
               Province of Ontario, Canada Deb
   5,000,000      7.000%, 08/04/05 .......................    Aa2          5,597
   5,000,000      5.500%, 10/01/08 .......................    Aa2          5,538
   3,500,000      5.125%, 07/17/12 .......................    Aa2          3,745
               Province of Quebec, Canada Deb
  10,000,000    e 6.125%, 01/22/11 .......................     A1         11,264
  10,000,000      7.500%, 09/15/29 .......................     A1         12,549
               Republic Of Chile Deb
   4,000,000      5.625%, 07/23/07 .......................   Baa1          4,220
                                                                      ----------
               TOTAL FOREIGN GOVERNMENT BONDS                             91,991
                                                                      ----------
 MORTGAGE BACKED SECURITIES--31.66%
                      Federal Home Loan Mortgage Corp Gold
                        (FGLMC)
     898,017         7.000%, 09/01/10 .............................         957
   2,037,382         6.000%, 04/01/11 .............................       2,150
   4,494,015         7.000%, 07/01/13 .............................       4,783
  14,781,588         6.500%, 12/01/16 .............................      15,632
  15,000,000     d,h 6.000%, 12/01/17 .............................      15,696
   8,464,716         7.000%, 10/01/20 .............................       8,971
     687,483         7.000%, 05/01/23 .............................         728
   5,306,704         8.000%, 01/01/31 .............................       5,691
   8,545,653         7.000%, 10/01/31 .............................       8,982
   1,748,962         7.000%, 11/01/31 .............................       1,838
   2,456,563         7.000%, 12/01/31 .............................       2,582
   1,883,515         7.000%, 12/01/31 .............................       1,980
   2,705,679         7.000%, 12/01/31 .............................       2,844
   1,375,286         7.000%, 12/01/31 .............................       1,446
   2,963,397         7.000%, 12/01/31 .............................       3,115
   1,539,710         7.000%, 12/01/31 .............................       1,618
   1,684,914         7.000%, 12/01/31 .............................       1,771
   3,703,885         7.000%, 12/01/31 .............................       3,893
  31,024,042         7.500%, 12/01/31 .............................      32,992
   3,162,357         7.000%, 01/01/32 .............................       3,324
     963,778         7.000%, 01/01/32 .............................       1,013
  86,000,000     d,h 6.500%, 01/25/32 .............................      89,548
   5,791,346         8.000%, 02/01/32 .............................       6,208
  70,254,166       d 7.000%, 07/01/32 .............................      73,841
  31,764,678         6.500%, 09/01/32 .............................      33,102
                   Federal National Mortgage Association (FNMA)
     455,733         6.000%, 12/01/08 .............................         482
   4,361,536         6.500%, 05/01/09 .............................       4,634
     745,440         7.500%, 11/01/10 .............................         796
     174,563         8.000%, 06/01/11 .............................         189
     141,565         8.000%, 06/01/11 .............................         153
     181,999         8.000%, 06/01/11 .............................         197
      71,302         8.000%, 06/01/11 .............................          77
     133,593         8.000%, 07/01/11 .............................         145
  22,328,751       d 6.000%, 10/01/13 .............................      23,526
   2,444,412         7.500%, 02/01/15 .............................       2,612
   4,911,133         7.500%, 04/01/15 .............................       5,247
   5,484,736         7.500%, 04/01/15 .............................       5,860
     394,980         6.500%, 02/01/16 .............................         417
     443,729         6.500%, 03/01/16 .............................         469
     423,936         6.500%, 04/01/16 .............................         447
  18,855,091         6.500%, 09/01/16 .............................      19,935
  10,127,530         6.500%, 10/01/16 .............................      10,707
   6,232,673         6.500%, 11/01/16 .............................       6,590
   3,000,000     d,h 6.000%, 01/25/17 .............................       3,135
   2,479,284         6.000%, 11/01/17 .............................       2,594
   9,048,559     d,h 6.000%, 12/01/17 .............................       9,469
 101,000,000     d,h 5.000%, 01/25/18 .............................     103,430
 229,000,000     d,h 5.500%, 01/25/18 .............................     237,230
   9,210,379         6.000%, 01/01/19 .............................       9,627
   1,055,778         6.000%, 02/01/19 .............................       1,104
   2,505,320         8.000%, 03/01/23 .............................       2,734
   3,756,650         8.000%, 07/01/24 .............................       4,090
     667,202         9.000%, 11/01/25 .............................         740
  11,150,687         6.000%, 01/01/28 .............................      11,586
   3,280,310         6.000%, 02/01/28 .............................       3,408
  29,880,119         6.000%, 02/01/28 .............................      31,078
 119,000,000     d,h 6.000%, 01/25/32 .............................     122,979
 200,000,000     d,h 6.500%, 01/25/32 .............................     208,188
  22,725,252         6.500%, 06/01/32 .............................      23,672
  18,675,690         7.000%, 06/01/32 .............................      19,643
  11,344,769         7.000%, 06/01/32 .............................      11,933
   9,964,280         7.000%, 06/01/32 .............................      10,481
   5,558,043         7.000%, 07/01/32 .............................       5,846
  11,811,596         7.000%, 07/01/32 .............................      12,424
   5,981,847         7.000%, 07/01/32 .............................       6,292
  52,847,053         7.000%, 07/01/32 .............................      55,585
   4,503,256         7.000%, 07/01/32 .............................       4,737
  15,953,236         7.000%, 07/01/32 .............................      16,780
  80,113,269         6.500%, 10/01/32 .............................      83,452
  36,180,328         6.500%, 10/01/32 .............................      37,688
  38,872,187         6.500%, 11/01/32 .............................      40,492
                   Government National Mortgage Association (GNMA)
      76,683         8.500%, 10/15/09 .............................          84
     142,223         8.500%, 12/15/09 .............................         157
     129,008         8.500%, 12/15/09 .............................         142
   1,043,920         9.000%, 12/15/09 .............................       1,139
     147,475         8.500%, 01/15/10 .............................         163
      95,905         8.500%, 01/15/10 .............................         106
      47,994         9.000%, 06/15/16 .............................          53
      39,041         9.000%, 08/15/16 .............................          43
      59,577         9.000%, 09/15/16 .............................          66
      35,579         9.000%, 09/15/16 .............................          40
      68,118         9.000%, 09/15/16 .............................          76
       7,578         9.000%, 10/15/16 .............................           8
      73,927         9.000%, 11/15/16 .............................          82
      83,599         9.000%, 12/15/16 .............................          93
      57,226         9.000%, 12/15/16 .............................          64
     832,443         9.500%, 12/15/16 .............................         935
      31,245         9.000%, 07/15/17 .............................          35
      69,435         9.000%, 06/15/20 .............................          77
   2,810,806         6.500%, 09/15/23 .............................       2,973
   1,641,422         6.500%, 01/15/24 .............................       1,736
   1,035,233         6.500%, 03/15/24 .............................       1,095
   7,191,761         6.500%, 05/15/24 .............................       7,608
     665,967         8.000%, 06/15/24 .............................         728
   2,774,728         6.500%, 09/15/24 .............................       2,935
  11,127,150         6.500%, 12/15/27 .............................      11,708
     236,735         6.500%, 10/15/28 .............................         249
   8,312,389         6.500%, 11/15/28 .............................       8,738
   2,071,715         8.500%, 11/20/30 .............................       2,241
   2,288,796         8.500%, 12/20/30 .............................       2,476


As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   21

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                                        VALUE (000)
    ---------                                                        -----------
MORTGAGE BACKED SECURITIES--(CONTINUED)
$ 83,000,000     d,h 7.000%, 01/15/32 .............................  $   87,928
  77,000,000     d,h 6.000%, 01/15/33 .............................      80,080
  48,000,000     d,h 7.500%, 01/15/33 .............................      51,195
  15,000,000     d,h 8.000%, 01/15/33 .............................      16,181
  33,000,000     d,h 6.000%, 01/20/33 .............................      34,351
  27,000,000     d,h 7.000%, 01/20/33 .............................      28,612
                                                                     ----------
                   TOTAL MORTGAGE BACKED SECURITIES                   1,831,802
                                                                     ----------
U.S. TREASURY SECURITIES--31.78%
                   U.S. Treasury Bond
  92,000,000       e 10.000%, 05/15/10 ............................     109,060
  22,450,000         7.250%, 05/15/16 .............................      28,752
  48,000,000         5.250%, 11/15/28 .............................      50,094
 116,000,000       e 5.250%, 02/15/29 .............................     121,138
  68,000,000         6.250%, 05/15/30 .............................      81,334
   6,070,000       e 5.375%, 02/15/31 .............................       6,614
                   U.S. Treasury Note
 186,000,000       e 6.750%, 05/15/05 .............................     207,405
 881,647,164     e,k 3.375%, 01/15/07 .............................     954,797
  27,050,000       e 4.375%, 05/15/07 .............................      29,045
   1,510,000       e 3.250%, 08/15/07 .............................       1,548
  42,400,000       e 3.000%, 11/15/07 .............................      42,910
     650,000       e 5.500%, 05/15/09 .............................         737
   6,150,000         6.000%, 08/15/09 .............................       7,150
  46,250,000       e 4.000%, 11/15/12 .............................      46,904
                   U.S. Treasury Strip
 265,650,000       e 0.000%, 02/15/15 .............................     151,264
                                                                     ----------
                   TOTAL U.S. TREASURY SECURITIES                     1,838,752
                                                                     ----------
                   TOTAL GOVERNMENT BONDS
                    (COST $3,919,308)                                 3,928,063
                                                                     ----------
                   TOTAL BONDS
                    (COST $5,319,716)                                 5,468,216
                                                                     ----------
SHORT TERM INVESTMENTS--29.15%
 CERTIFICATE OF DEPOSIT--0.43%
                      Toronto Dominon Bank
  25,000,000       d 1.320%, 04/18/03 .............................      24,999
                                                                     ----------
                   TOTAL CERTIFICATE OF DEPOSIT                          24,999
                                                                     ----------
 COMMERCIAL PAPER--19.10%
                   Abbott Laboratories
  39,300,000         1.290%, 02/11/03 .............................      39,240
                   American Honda Finance Corp
  25,000,000       d 1.670%, 01/21/03 .............................      24,981
  10,000,000       d 1.280%, 03/06/03 .............................       9,976
  15,000,000       d 1.320%, 03/13/03 .............................      14,961
                   Asset Securitization Coop Corp
  50,000,000     c,d 1.310%, 01/08/03 .............................      49,985
                   Bellsouth Corp
  50,000,000         1.300%, 01/23/03 .............................      49,958
                   BMW US Capital Corp
  50,000,000       d 1.320%, 01/21/03 .............................      49,962
                   Bristol-Myers Squibb Co
  27,300,000     c,d 1.330%, 01/14/03 .............................      27,286
                   Campbell Soup Co
  25,000,000     c,d 1.400%, 01/22/03 .............................      24,973
                   Cargill, Inc
  21,900,000     c,d 1.310%, 01/15/03 .............................      21,888
  23,300,000     c,d 1.330%, 01/23/03 .............................      23,280
                   Ciesco LP
  26,700,000       d 1.300%, 01/15/03 .............................      26,685
  21,000,000       d 1.320%, 02/11/03 .............................      20,968
                   Citicorp
  14,200,000         1.310%, 04/18/03 .............................      14,145
                   Coca-Cola Enterprises, Inc
  23,515,000     c,d 1.270%, 01/13/03 .............................      23,503
                   Corporate Asset Funding Corp, Inc
  11,000,000       c 1.350%, 01/07/03 .............................      10,997
   8,900,000       c 1.340%, 02/04/03 .............................       8,889
                   Delaware Funding Corp
  19,000,000     c,d 1.350%, 01/03/03 .............................      18,998
  25,000,000     c,d 1.320%, 01/10/03 .............................      24,991
                   Edison Asset Securitization, LLC
  22,000,000     c,d 1.330%, 02/20/03 .............................      21,959
  10,300,000     c,d 1.320%, 03/13/03 .............................      10,273
                   Fortune Brands, Inc
  10,000,000     c,d 1.320%, 01/15/03 .............................       9,995
                   Gannett Co, Inc
  50,000,000       d 1.320%, 01/22/03 .............................      49,960
                   Govco, Inc
  15,000,000     c,d 1.330%, 01/24/03 .............................      14,987
  23,900,000       c 1.290%, 03/04/03 .............................      23,845
                   Greyhawk Funding LLC
  35,000,000     c,d 1.540%, 01/09/03 .............................      34,988
                   Kitty Hawk Funding Corp
  28,200,000       c 1.360%, 01/29/03 .............................      28,170
                   Links Finance LLC
  20,000,000     c,d 1.780%, 01/17/03 .............................      19,988
                   McGraw-Hill Cos, Inc
  47,000,000       d 1.310%, 06/17/03 .............................      46,719
                   Paccar Financial Corp
  28,500,000       d 1.300%, 02/20/03 .............................      28,447
  19,940,000       d 1.320%, 03/13/03 .............................      19,888
                   Park Avenue Receivables Corp
  16,000,000     c,d 1.340%, 02/13/03 .............................      15,974
                   Pitney Bowes, Inc
  29,000,000         1.320%, 01/06/03 .............................      28,994
                   Preferred Receivables Funding Corp
  25,000,000     c,d 1.350%, 01/17/03 .............................      24,984
  20,000,000     c,d 1.330%, 01/30/03 .............................      19,978
                   Receivables Capital Corp
  30,000,000     c,d 1.360%, 01/15/03 .............................      29,984
  15,000,000     c,d 1.330%, 02/21/03 .............................      14,972
                   Salomon Smith Barney Holdings, Inc
  16,000,000       d 1.280%, 01/03/03 .............................      15,998
                   SBC International, Inc
  20,000,000     c,d 1.320%, 01/17/03 .............................      19,988
  30,000,000       d 1.340%, 01/24/03 .............................      29,974
                   Sigma Finance, Inc
  25,000,000     c,d 1.760%, 01/21/03 .............................      24,981
                   Societe Generale NA, Inc
  25,000,000       d 1.340%, 02/18/03 .............................      24,955
  25,000,000     c,d 1.340%, 02/26/03 .............................      24,948
                   UBS Finance, Inc (Delaware)
  34,800,000       d 1.300%, 01/21/03 .............................      34,773
                                                                     ----------
                   TOTAL COMMERCIAL PAPER                             1,105,388
                                                                     ----------
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--3.58%
                   Federal Home Loan Bank (FHLB)
  30,000,000       d 1.250%, 01/22/03 .............................      29,977
                   Federal Home Loan Mortgage Corp (FHLMC)
   2,400,000       e 1.240%, 01/07/03 .............................       2,399
  28,300,000     d,e 1.230%, 01/17/03 .............................      28,284
                   Federal National Mortgage Association (FNMA)
  42,100,000       d 1.280%, 01/14/03 .............................      42,095
  31,500,000       d 1.270%, 02/07/03 .............................      31,459
  36,000,000       d 1.250%, 02/19/03 .............................      35,939
  37,000,000       d 1.270%, 03/20/03 .............................      36,898
                                                                     ----------
                   TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES    207,051
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

22   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - BOND MARKET ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
    PRINCIPAL                                                        VALUE (000)
    ---------                                                        -----------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--6.04%
 REPURCHASE AGREEMENTS

                Bear Stearns & Co, 1.270% Dated 12/31/02,
                 Due 01/02/03 In The Amount Of $38,878,371
                 (Fully Collateralized By High Grade
                 Debt Obligations:
$ 38,877,000      Total Market Value $39,858,823)                    $   38,877
                Credit Suisse First Boston, 1.270% Dated 12/31/02,
                 Due 01/02/03 In The Amount Of $85,413,145
                 (Fully Collateralized By High Grade
                 Debt Obligations:
  85,407,000      Total Market Value $87,115,877)                        85,407
                Goldman Sachs & Co, 1.180% Dated 12/31/02,
                 Due 01/02/03 In The Amount Of $65,152,169
                 (Fully Collateralized By High Grade
                 Debt Obligations:
  66,150,000      Total Market Value $67,473,000)                        66,150
                Lehman Brothers, Inc, 1.180% Dated 12/31/02,
                 Due 01/02/03 In The Amount Of $24,983,819
                 (Fully Collateralized By High Grade
                 Debt Obligations:
  24,983,000      Total Market Value $25,474,630)                        24,983
                Merrill Lynch & Co, Inc, 1.230% Dated 12/31/02,
                 Due 01/02/03 In The Amount Of $68,770,350
                 (Fully Collateralized By High Grade
                 Debt Obligations:
  68,768,000      Total Market Value $70,143,969)                        68,768
                Morgan Stanley & Co, Inc, 1.220% Dated 12/31/02,
                 Due 01/02/03 In The Amount Of $65,002,203
                 (Fully Collateralized By High Grade
                 Debt Obligations:
  65,000,000      Total Market Value $66,300,454)                        65,000
                                                                     ----------
                TOTAL REPURCHASE AGREEMENTS                             349,185
                                                                     ----------


                                                                     VALUE (000)
                                                                     -----------
                TOTAL SHORT TERM INVESTMENTS
                 (COST $1,660,143)                                   $1,686,623
                                                                     ----------
                TOTAL PORTFOLIO--123.65%
                 (COST $6,979,859)                                    7,154,839
                OTHER ASSETS & LIABILITIES, NET--(23.65)%            (1,368,625)
                                                                     ----------
                NET ASSETS--100.00%                                  $5,786,214
                                                                     ==========
----------

c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

d All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

e  All or a portion of these securities are out on loan.

h  These securities were purchased on a delayed delivery basis.

k Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

     For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the accounts use more specific industry categories in following their investment limitations on industry concentration.

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   23

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
 PRINCIPAL                                               RATINGS+    VALUE (000)
 ---------                                               --------    -----------
BONDS--39.46%
 CORPORATE BONDS--11.37%
  ASSET BACKED SECURITIES--0.78%
                 Chase Funding Mortgage Loan
                  Asset-Backed Certificates Series
                  2002-1 (Class 1A4)
$  7,000,000       5.742%, 09/25/28 ....................    Aaa      $    7,370
                 Countrywide Asset-Backed Certificates
                  Series 2002-S2 (Class A5)
   5,000,000       5.478%, 01/25/17 ....................    Aaa           5,368
                 Greenpoint Manufactured Housing
                  Series 1999-1 (Class A2)
   6,314,150       6.010%, 08/15/15 ....................    Aaa           6,417
                 Household Automotive Trust
                  Series 2000-2 (Class A3)
   4,500,000       3.680%, 04/17/06 ....................    Aaa           4,572
                 Rider Vehicle Lease Trust
                  Series 2001-A (Class A4)
  10,000,000       5.810%, 08/15/06 ....................    Aaa          10,498
                                                                     ----------
                 TOTAL ASSET BACKED SECURITIES                           34,225
                                                                     ----------
 CONSUMER CYCLICAL--1.54%
                 A.H. Belo Corp Deb
   5,000,000       7.250%, 09/15/27 ....................   Baa3           4,948
                 AOL Time Warner, Inc
                  (Guarantee Note)
   5,000,000       6.750%, 04/15/11 ....................   Baa1           5,210
                 Clear Channel Communications, Inc
                  Note
   5,000,000       7.875%, 06/15/05 ....................   Baa3           5,477
                 Cooper Industries, Inc
                  (Guarantee Note)
   5,000,000       5.250%, 07/01/07 ....................     A3           5,217
                 Hubbell, Inc Note
   5,000,000       6.375%, 05/15/12 ....................     A3           5,364
                 Kohl's Corp Deb
   3,000,000       6.000%, 01/15/33 ....................     A3           3,016
                 McDonald's Corp Note
   5,000,000       5.750%, 03/01/12 ....................    Aa3           5,397
                 Target Corp Note
   7,500,000       5.375%, 06/15/09 ....................     A2           8,037
                 TCA Cable TV, Inc Deb
   5,000,000       6.530%, 02/01/28 ....................   Baa2           5,318
                 Time Warner, Inc (Guarantee Note)
   5,000,000       6.625%, 05/15/29 ....................   Baa1           4,585
                 Valspar Corp Note
   4,500,000       6.000%, 05/01/07 ....................   Baa2           4,775
                 Walt Disney Co Note
   5,000,000       5.250%, 11/10/03 ....................   Baa1           5,125
   5,000,000       5.375%, 06/01/07 ....................   Baa1           5,300
                                                                     ----------
                 TOTAL CONSUMER CYCLICAL                                 67,769
                                                                     ----------
 CONSUMER NON-CYCLICAL--1.47%
                 Albertsons, Inc Deb
   7,000,000       7.450%, 08/01/29 ....................   Baa1           7,749
                 Bottling Group LLC (Guarantee Note)
   5,000,000       4.625%, 11/15/12 ....................     A3           4,998
                 Campbell Soup Co Note
   5,000,000       5.000%, 12/03/12 ....................     A3           5,106
                 General Mills, Inc Note
  10,250,000       5.125%, 02/15/07 ....................   Baa2          10,891
                 Gillette Co
   5,000,000       4.125%, 08/30/07 ....................    Aa3           5,231
                 Heinz (H.J.) Co Note
   4,000,000       7.125%, 07/15/11 ....................     A3           4,653
                 Kellogg Co Note
   5,000,000       6.600%, 04/01/11 ....................   Baa2           5,648
                 Kroger Co (Guarantee Note)
   5,000,000       8.050%, 02/01/10 ....................   Baa3           5,801
                 Newell Rubbermaid, Inc
   2,500,000       4.625%, 12/15/09 ....................   Baa1           2,550
                 Procter & Gamble Co (Unsub Note)
   6,000,000       6.875%, 09/15/09 ....................    Aa3           7,125
                 Safeway, Inc Note
   4,155,000       7.500%, 09/15/09 ....................   Baa2           4,741
                                                                     ----------
                 TOTAL CONSUMER NON-CYCLICAL                             64,493
                                                                     ----------
 ENERGY--0.14%
                 Anadarko Finance (Guarantee Note)
   5,515,000       6.750%, 05/01/11 ....................   Baa1           6,232
                                                                     ----------
                 TOTAL ENERGY                                             6,232
                                                                     ----------
 FINANCIAL SERVICES--4.40%
                 America General Corp Note
   5,000,000       7.500%, 08/11/10 ....................    Aaa           5,931
                 American Express Co
   5,000,000       3.750%, 11/20/07 ....................     A1           5,061
                 Astoria Financial Corp Note
   5,000,000       5.750%, 10/15/12 ....................   Baa3           4,925
                 AvalonBay Communities, Inc
   5,000,000       6.625%, 09/15/11 ....................   Baa1           5,287
                 Bank of America Corp (Sub Note)
  10,000,000       6.875%, 02/15/05 ....................    Aa3          10,947
   3,500,000       5.875%, 02/15/09 ....................    Aa2           3,853
                 Bank One Corp (Sub Note)
   3,000,000       5.250%, 01/30/13 ....................     A1           3,088
                 Boston Properties, Inc
   2,000,000       6.250%, 01/15/13 ....................   Baa2           2,025
                 Charter One Bank FSB Note
   5,000,000       6.375%, 05/15/12 ....................     A3           5,519
                 Countrywide Home Loans, Inc
                   (Guarantee Note)
   5,000,000       5.625%, 05/15/07 ....................     A3           5,362
                 First Chicago Corp
   9,700,000       6.375%, 01/30/09 ....................     A1          10,821
                 First Union Corp (Sub Note)
  10,000,000       6.300%, 04/15/08 ....................     A1          11,265
                 Goldman Sachs Group, Inc Note
   4,000,000       7.625%, 08/17/05 ....................    Aa3           4,497
   5,000,000       5.700%, 09/01/12 ....................    Aa3           5,205
                 Hartford Financial (Sr Note)
   6,000,000       6.375%, 11/01/08 ....................     A2           6,529
                 Hudson United Bank (Sr Note)
   5,000,000       7.000%, 05/15/12 ....................   Baa3           5,631
                 John Hancock Global Funding II Note
   5,000,000       5.625%, 06/27/06 ....................    Aa3           5,368
                 JP Morgan Chase & Co (Sub Note)
   3,000,000       7.875%, 06/15/10 ....................     A2           3,446
   3,250,000       5.750%, 01/02/13 ....................     A2           3,291
                 KeyBank National Association Note
   5,000,000       5.000%, 07/17/07 ....................     A1           5,263
                 Lincoln National Corp Note
   4,000,000       5.250%, 06/15/07 ....................     A3           4,164
                 MBNA Corp Note
   5,000,000       6.250%, 01/17/07 ....................   Baa2           5,248
                 Mellon Funding Corp (Guarantee Note)
   2,500,000       4.875%, 06/15/07 ....................     A1           2,658
   5,000,000       6.400%, 05/14/11 ....................     NR           5,577
                 Merrill Lynch & Co, Inc Note
   5,000,000       6.875%, 11/15/18 ....................    Aa3           5,422


As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS
24   College Retirement Equities Fund  2002 ANNUAL REPORT

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
 PRINCIPAL                                               RATINGS+    VALUE (000)
 ---------                                               --------    -----------
  FINANCIAL SERVICES--(CONTINUED)
                 National City Bank/Indiana Note
$  5,000,000       4.875%, 07/20/07 ....................    Aa3      $    5,331
                 Nisource Finance Co (Guarantee Note)
   5,000,000       7.500%, 11/15/03 ....................   Baa3           5,039
                 Regions Financial Corp (Sub Note)
   5,000,000       6.375%, 05/15/12 ....................     A2           5,566
                 Suntrust Banks, Inc (Sr Note)
   5,000,000       5.050%, 07/01/07 ....................    Aa3           5,384
                 Union Planters Bank NA Note
   5,000,000       5.125%, 06/15/07 ....................     A1           5,336
                 UnumProvident Corp Deb
   3,000,000       7.375%, 06/15/32 ....................   Baa3           2,449
                 US Bancorp (Sr Note)
   4,500,000       5.100%, 07/15/07 ....................    Aa3           4,836
                 US Bank National Association
                   (Sub Note)
   5,000,000       6.300%, 02/04/14 ....................    Aa3           5,627
                 Vornado Realty Note
   2,000,000       5.625%, 06/15/07 ....................   Baa2           2,031
                 Washington Mutual, Inc
   2,000,000       7.500%, 08/15/06 ....................     A3           2,274
   5,000,000       4.375%, 01/15/08 ....................     A3           5,095
                 Wells Fargo & Co (Sub Note)
   3,000,000       5.000%, 11/15/14 ....................    Aa3           3,030
                 Wells Fargo Financial, Inc Note
   3,750,000       5.875%, 08/15/08 ....................    Aa2           4,161
                                                                     ----------
                 TOTAL FINANCIAL SERVICES                               192,542
                                                                     ----------
  HEALTH CARE--0.27%
                 Merck & Co, Inc Note
   6,000,000       5.250%, 07/01/06 ....................    Aaa           6,491
   2,000,000       5.950%, 12/01/28 ....................    Aaa           2,112
                 UnitedHealth Group, Inc Note
   3,000,000       5.200%, 01/17/07 ....................     A3           3,164
                                                                     ----------
                 TOTAL HEALTH CARE                                       11,767
                                                                     ----------
  OTHER--0.12%
                 Alcoa, Inc Note
   5,000,000       4.250%, 08/15/07 ....................     A2           5,206
                                                                     ----------
                 TOTAL OTHER                                              5,206
                                                                     ----------
  OTHER MORTGAGE BACKED SECURITIES--0.83%
                 Banc of America Commercial Mortgage, Inc
   6,000,000       5.118%, 07/11/43 ....................     NR           6,233
                                                                     ----------
                 JP Morgan Chase Commercial
                   Mortgage Securities Corp Series
                   2001-CIB3 (Class A2)
  11,515,000       6.044%, 11/15/35 ....................     NR          12,709
                 JP Morgan Chase Commercial
                   Mortgage Securities Corp Series
                   2001-CIBC (Class A3)
   7,430,000       6.260%, 03/15/33 ....................     NR           8,274
                 Wachovia Bank Commercial
                   Mortgage Trust
                   Series 2002-C1 (Class A4)
   3,000,000       6.287%, 04/15/34 ....................    Aaa           3,343
                 Wachovia Bank Commercial
                   Mortgage Trust
                   Series 2002-C2 (Class A4)
   4,000,000       4.980%, 11/15/34 ....................    Aaa           4,091
                 Washington Mutual Series
                   2002-AR5 (Class 2A4)
   1,620,080       5.355%, 06/25/32 ....................    Aaa           1,682
                                                                     ----------
                 TOTAL OTHER MORTGAGE BACKED SECURITIES                  36,332
                                                                     ----------
  PRODUCER DURABLES--0.21%
                 Emerson Electric Co Note
   8,500,000       5.750%, 11/01/11 ....................     A2           9,154
                                                                     ----------
                 TOTAL PRODUCER DURABLES                                  9,154
                                                                     ----------
  TECHNOLOGY--0.11%
                 Deluxe Corp
   5,000,000       5.000%, 12/15/12 ....................     A2           5,094
                                                                     ----------
                 TOTAL TECHNOLOGY                                         5,094
                                                                     ----------
  TRANSPORTATION--0.24%
                 Delta Airlines, Inc Deb
   4,226,524       8.950%, 01/12/12 ....................    Ba1           3,011
                 Delta Airlines, Inc
                    Series 1992-B1 (Pass-Thru Cert)
   1,614,516       8.270%, 09/23/07 ....................    Ba1           1,248
                 Norfolk Southern Corp Deb
   5,000,000       7.800%, 05/15/27 ....................   Baa1           6,092
                                                                     ----------
                 TOTAL TRANSPORTATION                                    10,351
                                                                     ----------
  UTILITIES--1.26%
                 AT&T Corp (Guarantee Note)
   3,170,000       8.375%, 03/15/13 ....................   Baa3           3,601
                 AT&T Corp (Sr Note)
   5,000,000       7.800%, 11/15/11 ....................   Baa2           5,477
   5,000,000       6.500%, 03/15/13 ....................   Baa2           5,016
                 Kinder Morgan Energy Partners LP (Sr Note)
   2,500,000       7.300%, 08/15/33 ....................   Baa1           2,680
                 New England Telephone & Telegraph Note
   5,000,000       7.650%, 06/15/07 ....................    Aa3           5,786
                 SBC Communications, Inc Note
   3,500,000       5.750%, 05/02/06 ....................    Aa3           3,795
   5,000,000       5.875%, 08/15/12 ....................    Aa3           5,400
                 Sprint Capital Corp (Guarantee Note)
   2,000,000       7.125%, 01/30/06 ....................   Baa3           1,940
   5,500,000       6.900%, 05/01/19 ....................   Baa3           4,675
                 Verizon Global Funding Corp Note
   4,500,000       6.750%, 12/01/05 ....................     A2           4,955
                 Verizon Pennsylvania Note
   5,000,000       5.650%, 11/15/11 ....................    Aa3           5,221
                 Verizon Wireless Capital LLC Note
   6,500,000       5.375%, 12/15/06 ....................     A3           6,785
                                                                     ----------
                 TOTAL UTILITIES                                         55,331
                                                                     ----------
                 TOTAL CORPORATE BOND

                 (COST $406,502)                                        498,496
                                                                     ----------
 GOVERNMENT BONDS--28.09%
  AGENCY SECURITIES--1.46%
                 Federal Home Loan Mortgage Corp
                  (FHLMC)
  29,000,000       5.750%, 04/15/08 ....................    Aaa          32,539
                 Federal National Mortgage Association
                  (FNMA)
  10,000,000       5.500%, 05/02/06 ....................    Aa2          10,853
   1,200,000       7.125%, 03/15/07 ....................    Aaa           1,404
  17,000,000       6.250%, 02/01/11 ....................    Aa2          19,057
                                                                     ----------
                 TOTAL AGENCY SECURITIES                                 63,853
                                                                     ----------

As provided by Moody's Investors Services (Unaudited)

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   25

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
 PRINCIPAL                                               RATINGS+    VALUE (000)
 ---------                                               --------    -----------
  FOREIGN GOVERNMENT BONDS--0.46%
                 Province of Quebec, Canada Deb
$  5,500,000       7.000%, 01/30/07 ....................     A1      $    6,329
  11,000,000       7.500%, 09/15/29 ....................     A1          13,804
                                                                     ----------
                   TOTAL FOREIGN GOVERNMENT BONDS                        20,133
                                                                     ----------
  MORTGAGE BACKED SECURITIES--13.84%
                   Federal Home Loan Mortgage Corp Gold (FGLMC)
   3,849,629         6.500%, 12/01/16 .............................       4,071
   4,000,000     d,h 6.000%, 12/01/17 .............................       4,186
   7,053,930       d 7.000%, 10/01/20 .............................       7,476
     275,156         7.000%, 05/01/23 .............................         292
   3,154,334       d 8.000%, 01/01/31 .............................       3,383
   6,101,860         7.000%, 10/01/31 .............................       6,413
   3,641,469         7.000%, 12/01/31 .............................       3,827
  60,000,000       h 6.500%, 01/25/32 .............................      62,475
  10,584,949         7.000%, 04/01/32 .............................      11,125
  19,009,950         7.000%, 07/01/32 .............................      19,981
   4,165,417         6.500%, 08/01/32 .............................       4,341
                   Federal Home Loan Mortgage Corp (FHLMC)
   1,343,993         6.000%, 03/01/11 .............................       1,420
                   Federal National Mortgage Association (FNMA)
       3,745         8.500%, 02/01/05 .............................           4
     302,637         7.500%, 06/01/11 .............................         323
      72,151         8.000%, 06/01/11 .............................          78
     121,028         8.000%, 06/01/11 .............................         131
     267,184         8.000%, 07/01/11 .............................         289
      98,737         7.500%, 08/01/11 .............................         105
      73,818         7.500%, 09/01/11 .............................          79
       6,825         7.500%, 09/01/11 .............................           7
       8,085         7.500%, 10/01/11 .............................           9
     234,892         7.500%, 10/01/11 .............................         251
      33,989         7.500%, 10/01/11 .............................          36
   2,210,222         7.000%, 04/01/12 .............................       2,355
   1,053,079         6.500%, 09/01/12 .............................       1,116
      47,971         8.500%, 11/01/14 .............................          52
   3,228,158         6.500%, 09/01/16 .............................       3,413
   3,460,257         6.500%, 10/01/16 .............................       3,658
   9,000,000     d,h 6.000%, 01/25/17 .............................       9,405
  11,641,479       d 6.500%, 04/01/17 .............................      12,285
  10,577,012         6.000%, 11/01/17 .............................      11,068
  16,360,512         6.000%, 11/01/17 .............................      17,120
  16,000,000     d,h 5.000%, 01/25/18 .............................      16,385
  51,000,000     d,h 5.500%, 01/25/18 .............................      52,833
   4,678,905         6.000%, 01/01/19 .............................       4,891
   4,523,589         6.000%, 02/01/19 .............................       4,728
     687,104         8.000%, 03/01/23 .............................         750
   1,039,338         8.000%, 07/01/24 .............................       1,132
  59,000,000     d,h 6.000%, 01/25/32 .............................      60,973
  72,000,000     d,h 6.500%, 01/25/32 .............................      74,948
   8,820,479         6.500%, 10/01/32 .............................       9,188
   5,588,213         6.500%, 10/01/32 .............................       5,821
  28,154,907         6.500%, 11/01/32 .............................      29,328
                   Government National Mortgage Association (GNMA)
      70,251         8.500%, 09/15/09 .............................          77
     178,981         8.500%, 10/15/09 .............................         197
      88,006         8.500%, 12/15/09 .............................          97
   1,009,335         9.000%, 12/15/09 .............................       1,102
     796,682         9.000%, 12/15/17 .............................         887
      64,724         9.000%, 03/15/20 .............................          72
      50,103         9.000%, 08/15/20 .............................          56
     607,112         8.000%, 06/15/22 .............................         665
     130,712         6.500%, 08/15/23 .............................         138
     319,664         6.500%, 08/15/23 .............................         338
     281,425         6.500%, 09/15/23 .............................         298
   7,308,040       d 6.500%, 10/15/28 .............................       7,682
   5,714,259       d 6.500%, 05/20/31 .............................       5,962
  63,000,000     d,h 7.000%, 01/15/32 .............................      66,741
  30,000,000     d,h 6.000%, 01/15/33 .............................      31,200
  15,000,000     d,h 7.500%, 01/15/33 .............................      15,998
   6,000,000     d,h 8.000%, 01/15/33 .............................       6,473
   4,000,000     d,h 6.000%, 01/20/33 .............................       4,164
  12,000,000     d,h 7.000%, 01/20/33 .............................      12,716
                                                                     ----------
                   TOTAL MORTGAGE BACKED SECURITIES                     606,614
                                                                     ----------
  U.S. TREASURY SECURITIES--12.33%
                   U.S. Treasury Bond
  47,500,000         10.000%, 05/15/10 ............................      56,308
  70,500,000         7.250%, 05/15/16 .............................      90,290
  20,000,000         5.250%, 02/15/29 .............................      20,886
  30,000,000         6.250%, 05/15/30 .............................      35,883
  18,900,000         5.375%, 02/15/31 .............................      20,595
                   U.S. Treasury Note
 246,014,458       k 3.375%, 01/15/07 .............................     266,426
  11,050,000         3.000%, 11/15/07 .............................      11,183
     250,000         5.500%, 05/15/09 .............................         284
     400,000         6.000%, 08/15/09 .............................         465
   2,100,000         4.875%, 02/15/12 .............................       2,281
   3,620,000         4.375%, 08/15/12 .............................       3,785
   4,000,000         4.000%, 11/15/12 .............................       4,057
                      U.S. Treasury Strip
  49,000,000         0.000%, 02/15/15 .............................      27,900
                                                                     ----------
                   TOTAL U.S. TREASURY SECURITIES                       540,343
                                                                     ----------
                   TOTAL GOVERNMENT BONDS
                   (COST $1,192,944)                                  1,230,943
                                                                     ----------
                   TOTAL BONDS
                   (COST $1,599,446)                                  1,729,439
                                                                     ----------
     SHARES
     ------
COMMON STOCK--59.92%
 AEROSPACE AND DEFENSE--0.05%
     161,576       e Heico Corp ...................................       1,714
      57,328         PerkinElmer, Inc .............................         473
                                                                     ----------
                   TOTAL AEROSPACE AND DEFENSE                            2,187
                                                                     ----------
 BASIC INDUSTRIES--2.44%
     192,026         e Air Products & Chemicals, Inc ..............       8,209
      97,368         Amcol International Corp .....................         565
      20,670       * American Standard Cos, Inc ...................       1,470
     131,800         Avery Dennison Corp ..........................       8,050
      19,825         Black & Decker Corp ..........................         850
       2,700         Bowater, Inc .................................         113
       4,400       * BWAY Corp ....................................          87
      57,000       e Cabot Corp ...................................       1,513
      16,987       * Cabot Microelectronics Corp ..................         802
      41,795       * Castle (A.M.) & Co ...........................         190
      18,600         Centex Construction Products, Inc ............         654
      12,500         Centex Corp ..................................         628
      53,123         Century Aluminum Co ..........................         394
       3,900       * Champion Enterprises, Inc ....................          11
       3,300      e* Clayton Homes, Inc ...........................          40
       4,475       * Cleveland-Cliffs, Inc ........................          89
      36,800       * Collins & Aikman Corp ........................         164
       3,000         Commercial Metals Co .........................          49
     149,645       * Crown Cork & Seal Co, Inc ....................       1,190
      54,200         D.R. Horton, Inc .............................         940
       8,100      e* Earthshell Corp ..............................           5
      97,900         Ecolab, Inc ..................................       4,846
     135,300       e Engelhard Corp ...............................       3,024
     189,524      e* Fleetwood Enterprises, Inc ...................       1,488
       2,930         Gibraltar Steel Corp .........................          56
       1,100         Glatfelter ...................................          14
      39,630         H.B. Fuller Co ...............................       1,026


As provided by Moody's Investors Services (Unaudited)

                       SEE NOTES TO FINANCIAL STATEMENTS

26   College Retirement Equities Fund  2002 ANNUAL REPORT

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 BASIC INDUSTRIES--(CONTINUED)
       5,418       * Imco Recycling, Inc ..........................  $       44
      23,200         KB Home ......................................         994
     285,289         Kimberly-Clark Corp ..........................      13,543
      17,600         Lennar Corp ..................................         908
      68,752      e* Liquidmetal Technologies .....................         707
      10,984       * Lone Star Technologies, Inc ..................         164
       4,200         Lubrizol Corp ................................         128
      11,600         M/I Schottenstein Homes, Inc .................         322
     300,673         Masco Corp ...................................       6,329
      21,808       * Material Sciences Corp .......................         282
      18,573         MDC Holdings, Inc ............................         711
      85,649       e MeadWestvaco Corp ............................       2,116
      17,478       * Mueller Industries, Inc ......................         476
      62,065       * NS Group, Inc ................................         405
      64,109         Nucor Corp ...................................       2,648
      74,100       * OM Group, Inc ................................         510
      55,620       * Penwest Pharmaceuticals Co ...................         590
     207,056         Plum Creek Timber Co, Inc ....................       4,887
         300         Pope & Talbot, Inc ...........................           4
      77,277         Praxair, Inc .................................       4,464
      68,100         Pulte Homes, Inc .............................       3,260
      24,794         Reliance Steel & Aluminum Co .................         517
      82,462         Roanoke Electric Steel Corp ..................         783
      99,954       e Rohm & Haas Co ...............................       3,247
     115,700       e Royal Gold, Inc ..............................       2,883
     128,745         Ryerson Tull, Inc ............................         785
      36,300         Ryland Group, Inc ............................       1,211
      61,513         Schnitzer Steel Industries, Inc (Class A) ....       1,286
       4,300       * Sealed Air Corp ..............................         160
      86,075       e Sigma-Aldrich Corp ...........................       4,192
         400       * Silgan Holdings, Inc .........................          10
      10,446         Snap-On, Inc .................................         294
     126,950         Sonoco Products Co ...........................       2,911
      22,700         Standard-Pacific Corp ........................         562
      56,124         Stanley Works ................................       1,941
      10,262       * Steel Dynamics, Inc ..........................         123
      13,620       * Stillwater Mining Co .........................          73
       8,748         Temple-Inland, Inc ...........................         392
      20,000       * Toll Brothers, Inc ...........................         404
      29,200         WD-40 Co .....................................         771
       3,500         West Pharmaceutical Services, Inc ............          85
     270,750         Worthington Industries, Inc ..................       4,126
                                                                     ----------
                   TOTAL BASIC INDUSTRIES                               106,715
                                                                     ----------
 CONSUMER CYCLICAL--5.49%
      18,300       * Acacia Research-Acacia Technologies ..........          44
      43,900       * American Axle & Manufacturing Holdings, Inc ..       1,028
   1,558,190       * AOL Time Warner, Inc .........................      20,412
      48,230         ArvinMeritor, Inc ............................         804
     102,996       e Autoliv, Inc .................................       2,156
      23,900         Bandag, Inc ..................................         924
      64,147         Barnes Group, Inc ............................       1,305
     101,949       * Bed Bath & Beyond, Inc .......................       3,520
      39,960       * Boca Resorts, Inc (Class A) ..................         428
      27,385         Brunswick Corp ...............................         544
       3,498         Bush Industries, Inc (Class A) ...............          17
      32,134      e* Cablevision Systems Corp (Class A) ...........         538
      19,178       e Callaway Golf Co .............................         254
         600      e* Carmike Cinemas, Inc .........................          12
       1,700       * Catalina Marketing Corp ......................          31
     198,789      e* Charter Communications, Inc (Class A) ........         235
       9,500       * Coach, Inc ...................................         313
     429,197       * Comcast Corp .................................      10,116
     365,769       * Comcast Corp Special .........................       8,263
       1,900         CPI Corp .....................................          28
      84,449         Dana Corp ....................................         993
     153,300         Darden Restaurants, Inc ......................       3,135
     521,003         Delphi Corp ..................................       4,194
      89,765         Dollar General Corp ..........................       1,073
      15,723       * Dollar Tree Stores, Inc ......................         386
      41,000         Dow Jones & Co, Inc ..........................       1,772
      25,900       * Dura Automotive Systems, Inc .................         260
       1,100       * Escalade, Inc ................................          22
      22,600      e* EUniverse, Inc ...............................         128
      44,660      e* Extended Stay America, Inc ...................         659
      45,181         Family Dollar Stores, Inc ....................       1,410
      36,208       * Foot Locker, Inc .............................         380
      74,500      e* Footstar, Inc ................................         519
     312,430         Gap, Inc .....................................       4,849
      19,189       * Gaylord Entertainment Co .....................         395
      20,744       * Gentex Corp ..................................         656
     191,850         Genuine Parts Co .............................       5,909
      79,050         Graco, Inc ...................................       2,265
     178,187         Harley-Davidson, Inc .........................       8,232
         600         Harman International Industries, Inc .........          36
      10,200         Harte-Hanks, Inc .............................         190
      13,245       * IMPCO Technologies, Inc ......................          62
     238,070       e Interpublic Group Of Cos, Inc ................       3,352
     137,995       e J.C. Penney Co, Inc ..........................       3,175
      76,289         Johnson Controls, Inc ........................       6,116
      34,060       * K2, Inc ......................................         320
     126,555       * Kohl's Corp ..................................       7,081
      30,299       * Lamar Advertising Co .........................       1,020
      12,820       * Lear Corp ....................................         427
      55,444         Leggett & Platt, Inc .........................       1,244
   1,203,792       * Liberty Media Corp (Class A) .................      10,762
      31,554         Liz Claiborne, Inc ...........................         936
      37,739       * Luby's, Inc ..................................         110
       7,273         Marcus Corp ..................................         103
       4,300         Marine Products Corp .........................          42
     259,815       e May Department Stores Co .....................       5,971
   1,109,595         McDonald's Corp ..............................      17,842
     131,542         McGraw-Hill Cos, Inc .........................       7,950
         300         Meredith Corp ................................          12
     183,463       * Metro-Goldwyn-Mayer, Inc .....................       2,385
       5,300       * Michaels Stores, Inc .........................         166
       1,200       * Midas, Inc ...................................           8
      35,100         Modine Manufacturing Co ......................         621
       1,000       * Mossimo, Inc .................................           6
       1,105       * Neiman Marcus Group, Inc (Class A) ...........          34
       2,000       * Netratings, Inc ..............................          14
      61,836         New York Times Co (Class A) ..................       2,828
      45,719       e Nordstrom, Inc ...............................         867
       3,164       * Oakley, Inc ..................................          32
     124,109         Omnicom Group, Inc ...........................       8,017
       4,200         Outback Steakhouse, Inc ......................         145
       1,600         Oxford Industries, Inc .......................          41
      51,118       * Penton Media, Inc ............................          35
      45,239       * Pinnacle Systems, Inc ........................         616
      14,017      e* Pixar, Inc ...................................         743
      10,500       * Presstek, Inc ................................          48
       3,898       * Prime Hospitality Corp .......................          32
      28,761       * Racing Champions Ertl Corp ...................         393
       1,520       * Reebok International Ltd .....................          45
      11,241         Regal Entertainment Group (Class A) ..........         241
      19,142         Ross Stores, Inc .............................         811
       3,871         Russell Corp .................................          65
      33,400       * Saks, Inc ....................................         392
      10,376         Scripps (E.W.) Co (Class A) ..................         798
     193,608       e Sears Roebuck & Co ...........................       4,637

                       SEE NOTES TO FINANCIAL STATEMENTS

                        2002 ANNUAL REPORT College Retirement Equities Fund   27

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 CONSUMER CYCLICAL--(CONTINUED)
      14,400         Spartan Motors, Inc .......................... $       164
       4,201      e* Sports Resorts International, Inc ............          25
     153,954       * Starbucks Corp ...............................       3,138
       1,900       * Sylvan Learning Systems, Inc .................          31
     422,725         Target Corp ..................................      12,682
         200         Thor Industries, Inc .........................           7
      29,476         Tiffany & Co .................................         705
     250,421         TJX Cos, Inc .................................       4,888
     129,682         Tribune Co ...................................       5,895
      88,030       * U.S.A. Interactive, Inc ......................       2,012
         600       * Unifi, Inc ...................................           3
      47,126      e* Univision Communications, Inc (Class A) ......       1,155
       3,300       * Vans, Inc ....................................          19
     101,280         VF Corp ......................................       3,651
     217,700         Visteon Corp .................................       1,515
      47,397       * Wabash National Corp .........................         397
   1,027,695         Walt Disney Co ...............................      16,762
       4,756         Washington Post Co (Class B) .................       3,510
      41,951         Wendy's International, Inc ...................       1,136
      16,077         Whirlpool Corp ...............................         840
         800         Winnebago Industries, Inc ....................          31
     177,600       * Yahoo!, Inc ..................................       2,904
                                                                     ----------
                   TOTAL CONSUMER CYCLICAL                              240,450
                                                                     ----------
 CONSUMER NON-CYCLICAL--7.06%
     290,621         Albertson's, Inc .............................       6,469
      38,881      e* Amazon.Com, Inc ..............................         734
      22,591       * Autozone, Inc ................................       1,596
      96,700         Avon Products, Inc ...........................       5,209
       4,500       * Barnes & Noble, Inc ..........................          81
      76,282       * Best Buy Co, Inc .............................       1,842
       4,500       * BJ's Wholesale Club, Inc .....................          82
       1,700      e* Cadiz, Inc ...................................           1
     178,840         Campbell Soup Co .............................       4,197
      13,400       * Carmax, Inc ..................................         240
       6,079       * CDW Computer Centers, Inc ....................         267
      42,694         Circuit City Stores, Inc (Circuit City Group)          317
     122,200         Clorox Co ....................................       5,041
     971,200         Coca-Cola Co .................................      42,558
      96,100         Coca-Cola Enterprises, Inc ...................       2,087
     240,600         Colgate-Palmolive Co .........................      12,615
     211,538       * Costco Wholesale Corp ........................       5,936
     182,171       e CVS Corp .....................................       4,549
      50,729       * eBay, Inc ....................................       3,440
      10,485       * Energizer Holdings, Inc ......................         293
       7,955      e* Fastenal Co ..................................         297
       3,400       e Fleming Cos, Inc .............................          22
       2,400       * FTI Consulting, Inc ..........................          96
     166,109         General Mills, Inc ...........................       7,799
     490,553         Gillette Co ..................................      14,893
     228,750       e H.J. Heinz Co ................................       7,519
      68,600         Hershey Foods Corp ...........................       4,626
     933,446         Home Depot, Inc ..............................      22,365
       3,000         Hormel Foods Corp ............................          70
      49,806       e International Flavors & Fragrances, Inc ......       1,748
      10,186         J.M. Smucker Co ..............................         406
     153,963         Kellogg Co ...................................       5,276
     436,706       * Kroger Co ....................................       6,747
     291,154         Lowe's Cos ...................................      10,918
         800       * Marvel Enterprises, Inc ......................           7
     296,924         Mattel, Inc ..................................       5,686
      23,900         McCormick & Co, Inc (Non-Vote) ...............         554
      35,911       * NBTY, Inc ....................................         631
     165,283         Newell Rubbermaid, Inc .......................       5,013
      59,055       * Office Depot, Inc ............................         872
      21,100      e* Overstock.com, Inc ...........................         274
      10,100       * Party City Corp ..............................         121
       9,350       * Pathmark Stores, Inc .........................          47
      49,600         Pepsi Bottling Group, Inc ....................       1,275
      39,400         PepsiAmericas Inc ............................         529
     750,804         PepsiCo, Inc .................................      31,699
     111,148       * Perrigo Co ...................................       1,350
     587,800         Procter & Gamble Co ..........................      50,516
      49,147         RadioShack Corp ..............................         921
       4,200      e* Restoration Hardware, Inc ....................          21
       2,600         Russ Berrie & Co, Inc ........................          88
     258,210      e* Safeway, Inc .................................       6,032
      12,958      e* Sharper Image Corp ...........................         226
         700       * Smart & Final, Inc ...........................           4
     151,336       * Staples, Inc .................................       2,769
      55,059       * Toys ORO Us, Inc .............................         551
     469,071         Walgreen Co ..................................      13,692
       5,910         Winn-Dixie Stores, Inc .......................          90
     107,245         Wrigley (Wm.) Jr Co ..........................       5,886
                                                                     ----------
                   TOTAL CONSUMER NON-CYCLICAL                          309,190
                                                                     ----------
 ENERGY--2.37%
      17,861       * 3TEC Energy Corp .............................         253
     256,669       e Anadarko Petroleum Corp ......................      12,294
     222,824         Apache Corp ..................................      12,699
     431,641         Baker Hughes, Inc ............................      13,895
       2,949         Berry Petroleum Co (Class A) .................          50
       4,567         Cabot Oil & Gas Corp (Class A) ...............         113
      73,662         Chesapeake Energy Corp .......................         570
      14,700       * Cimarex Energy Co ............................         263
      12,123       * Comstock Resources, Inc ......................         113
       6,211       * Cooper Cameron Corp ..........................         309
      65,278       * Denbury Resources, Inc .......................         738
     183,163         Devon Energy Corp ............................       8,407
      63,215       * Energy Partners Ltd ..........................         676
      68,361         ENSCO International, Inc .....................       2,013
     230,565         EOG Resources, Inc ...........................       9,204
      43,836       * Forest Oil Corp ..............................       1,208
      28,493         Frontier Oil Corp ............................         491
     157,563       * Grant Prideco, Inc ...........................       1,834
       4,600       * Hanover Compressor Co ........................          42
      42,500       * Harvest Natural Resources, Inc ...............         281
      27,660         Helmerich & Payne, Inc .......................         772
       2,400       * Input/Output, Inc ............................          10
       1,600       * Magnum Hunter Resources, Inc .................          10
     111,836       * Meridian Resource Corp .......................         101
      55,120       * Newfield Exploration Co ......................       1,987
     162,647         Noble Energy, Inc ............................       6,107
      34,224       * Nuevo Energy Co ..............................         380
     168,175         Ocean Energy, Inc ............................       3,358
       6,273       * Patterson-UTI Energy, Inc ....................         189
       6,565       * Petroleum Helicopters (Vote) .................         195
      92,524       * Pioneer Natural Resources Co .................       2,336
      46,243       * Plains Exploration & Production ..............         451
      46,843       * Plains Resources, Inc ........................         555
      70,100         Pogo Producing Co ............................       2,611
      13,989       * Pride International, Inc .....................         208
      37,517       * Range Resources Corp .........................         203
      76,000         Rowan Cos, Inc ...............................       1,725
      48,400       * Smith International, Inc .....................       1,579
      12,878       * Stone Energy Corp ............................         430
     143,722         Sunoco, Inc ..................................       4,769
      32,074       * Swift Energy Co ..............................         310
      38,100         Tidewater, Inc ...............................       1,185
      13,928       * Tom Brown, Inc ...............................         350
     282,942       * Transmontaigne, Inc ..........................       1,313

                       SEE NOTES TO FINANCIAL STATEMENTS

28   College Retirement Equities Fund  2002 ANNUAL REPORT

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 ENERGY--(CONTINUED)
     117,049         Valero Energy Corp ........................... $     4,324
      18,800       * Varco International, Inc .....................         327
       3,700       * Veritas DGC, Inc .............................          29
      31,740         Vintage Petroleum, Inc .......................         335
      37,609       * Westport Resources Corp ......................         782
      34,998         World Fuel Services Corp .....................         717
      34,594         XTO Energy, Inc ..............................         854
                                                                     ----------
                   TOTAL ENERGY                                         103,955
                                                                     ----------
 FINANCIAL SERVICES--14.35%
       1,200         21st Century Insurance Group .................          15
      27,910         A.G. Edwards, Inc ............................         920
     220,470         Aflac, Inc ...................................       6,641
      80,533       e Allied Capital Corp ..........................       1,758
       4,900         AMB Property Corp ............................         134
      13,100         Ambac Financial Group, Inc ...................         737
       4,100       e American Capital Strategies Ltd ..............          89
     614,171         American Express Co ..........................      21,711
   1,014,836         American International Group, Inc ............      58,708
       1,900         American National Insurance Co ...............         156
     101,055         AmSouth Bancorp ..............................       1,940
      33,700         Annaly Mortgage Management, Inc ..............         634
     198,412         AON Corp .....................................       3,748
         400         Apex Mortgage Capital, Inc ...................           3
     123,115         Archstone-Smith Trust ........................       2,898
       6,500         Arden Realty, Inc ............................         144
       2,500         Astoria Financial Corp .......................          68
      19,167         AvalonBay Communities, Inc ...................         750
     686,918         Bank Of America Corp .........................      47,789
     607,876         Bank One Corp ................................      22,218
     279,524         BB&T Corp ....................................      10,340
       4,500       * Beazer Homes U.S.A., Inc .....................         273
      18,755         Boston Properties, Inc .......................         691
      13,100         Brown & Brown, Inc ...........................         423
      95,459       e Capital One Financial Corp ...................       2,837
     530,210         Charles Schwab Corp ..........................       5,753
      34,423         Charter One Financial, Inc ...................         989
      78,557         Chubb Corp ...................................       4,101
      62,695         Cincinnati Financial Corp ....................       2,354
      55,883         Comerica, Inc ................................       2,416
      29,357         Countrywide Financial Corp ...................       1,516
      80,458         Crescent Real Estate Equities Co .............       1,339
      39,636         Duke Realty Corp .............................       1,009
       1,600         Eaton Vance Corp .............................          45
     447,714         Equity Office Properties Trust ...............      11,184
     245,388         Equity Residential ...........................       6,032
      29,542         Erie Indemnity Co (Class A) ..................       1,071
     489,446         Fannie Mae ...................................      31,486
      27,941         Federated Investors, Inc (Class B) ...........         709
     273,793       e Fifth Third Bancorp ..........................      16,031
       4,800         First Tennessee National Corp ................         173
      18,800         Flagstar Bancorp, Inc ........................         406
     706,927         FleetBoston Financial Corp ...................      17,178
     131,317         Franklin Resources, Inc ......................       4,475
     329,002         Freddie Mac ..................................      19,428
      25,110         Gallagher (Arthur J.) & Co ...................         738
      16,369       * Gartner, Inc (Class B) .......................         155
       7,800       e General Growth Properties, Inc ...............         406
      78,235         Golden West Financial Corp ...................       5,618
     133,076         Goldman Sachs Group, Inc .....................       9,062
      17,300         Greenpoint Financial Corp ....................         782
     112,245         Hartford Financial Services Group, Inc .......       5,099
      15,500         Health Care Property Investors, Inc ..........         594
       1,100         Hilb, Rogal & Hamilton Co ....................          45
     300,712      e* Homestore, Inc ...............................         256
     367,606       e Instinet Group, Inc ..........................       1,555
       1,000         International Bancshares Corp ................          39
      12,000         iStar Financial, Inc .........................         337
     948,580         JP Morgan Chase & Co .........................      22,766
      46,060         Jefferson-Pilot Corp .........................       1,755
     249,911         KeyCorp ......................................       6,283
      25,900         Kimco Realty Corp ............................         794
      10,968       e Legg Mason, Inc ..............................         532
     132,630         Lincoln National Corp ........................       4,188
       6,100         LNR Property Corp ............................         216
       2,700         MAF Bancorp, Inc .............................          92
     348,360         Marsh & McLennan Cos, Inc ....................      16,098
      38,399         MBIA, Inc ....................................       1,684
     630,185         MBNA Corp ....................................      11,986
     218,083         Mellon Financial Corp ........................       5,694
      13,200       * Meritage Corp ................................         444
     392,996       e Merrill Lynch & Co, Inc ......................      14,914
      11,900         MGIC Investment Corp .........................         491
       2,600         MONY Group, Inc ..............................          62
     401,243         National City Corp ...........................      10,962
      11,404         Neuberger Berman, Inc ........................         382
      26,305         New Plan Excel Realty Trust ..................         502
       4,200         North Fork Bancorp, Inc ......................         142
      82,322         Northern Trust Corp ..........................       2,885
       1,900         People's Bank ................................          48
       3,000       * Phoenix Cos, Inc .............................          23
     218,963         PNC Financial Services Group, Inc ............       9,175
      12,250         Popular, Inc .................................         414
       1,500         Post Properties, Inc .........................          36
     150,625       e Principal Financial Group ....................       4,538
      59,370         Progressive Corp .............................       2,947
      65,424         Prologis .....................................       1,645
     353,400       * Providian Financial Corp .....................       2,294
     282,074         Prudential Financial, Inc ....................       8,953
      79,119         Public Storage, Inc ..........................       2,556
      89,304         Regions Financial Corp .......................       2,979
      20,600         Rouse Co .....................................         653
       9,495         Safeco Corp ..................................         329
      38,580         Seacoast Banking Corp Of Florida .............         727
      36,392         SEI Investments Co ...........................         989
     110,292         Simon Property Group, Inc ....................       3,758
      86,217         SLM Corp .....................................       8,954
       2,000       * SoundView Technology Group, Inc ..............           3
     105,480         St. Paul Cos, Inc ............................       3,592
     131,374         State Street Corp ............................       5,124
      64,820         Stilwell Financial, Inc ......................         847
       1,400         Student Loan Corp ............................         137
     167,372         SunTrust Banks, Inc ..........................       9,527
      81,094         Synovus Financial Corp .......................       1,573
     101,881       * Syntroleum Corp ..............................         176
      71,326         T Rowe Price Group, Inc ......................       1,946
       6,200         Transatlantic Holdings, Inc ..................         414
     867,112         U.S. Bancorp .................................      18,400
      36,667         Union Planters Corp ..........................       1,032
      13,596         UnionBanCal Corp .............................         534
     107,088         UnumProvident Corp ...........................       1,878
       4,600         Vesta Insurance Group, Inc ...................          13
      43,003         Vornado Realty Trust .........................       1,600
       2,850         W Holding Co, Inc ............................          47
     726,407         Wachovia Corp ................................      26,470
     612,562       e Washington Mutual, Inc .......................      21,152
      15,090         Waypoint Financial Corp ......................         269
      80,550         Weingarten Realty Investors ..................       2,969
     808,888         Wells Fargo & Co .............................      37,913
      47,200         Westcorp .....................................         991

                        SEE NOTES TO FINANCIAL STATEMENTS

                         2002 ANNUAL REPORT College Retirement Equities Fund  29

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 FINANCIAL SERVICES--(CONTINUED)
       3,300       * WFS Financial, Inc ........................... $        69
       6,400         Zions Bancorp ................................         252
                                                                    -----------
                   TOTAL FINANCIAL SERVICES                             628,824
                                                                     ----------
 HEALTH CARE--9.26%
       8,229      e* aaiPharma, Inc ...............................         115
       8,853       * Abgenix, Inc .................................          65
      43,222      e* Abiomed, Inc .................................         157
      10,215      e* Acacia Research-Combi Matrix .................          37
      16,500       * Accredo Health, Inc ..........................         582
      23,736       * Adolor Corp ..................................         326
      22,218       * Advanced Medical Optics, Inc .................         266
      18,700       * AdvancePCS ...................................         415
      51,000         Aetna, Inc ...................................       2,097
      16,601      e* Aksys Ltd ....................................          88
      16,000       * Alaris Medical, Inc ..........................          98
       4,000       * Albany Molecular Research, Inc ...............          59
       5,025       * Alexion Pharmaceuticals, Inc .................          71
      35,872      e* Align Technology, Inc ........................          99
       3,967       * Alkermes, Inc ................................          25
     104,285         Allergan, Inc ................................       6,009
       6,200      e* Allos Therapeutics, Inc ......................          47
      29,572      e* Allscripts Healthcare Solutions, Inc .........          71
     101,100         Alpharma, Inc (Class A) ......................       1,204
       8,900       * Ameripath, Inc ...............................         191
     443,574       * Amgen, Inc ...................................      21,442
      16,862       * Amylin Pharmaceuticals, Inc ..................         272
      96,422       * Andrx Corp ...................................       1,415
      61,723       * Anthem, Inc ..................................       3,882
      33,202       * Antigenics, Inc ..............................         340
      87,634      e* Aphton Corp ..................................         341
      26,918       * Apogent Technologies, Inc ....................         560
     188,825         Applera Corp (Applied Biosystems Group) ......       3,312
      14,213       * Applera Corp (Celera Genomics Group) .........         136
      46,623       * Applied Molecular Evolution ..................          96
       3,918       * Arena Pharmaceuticals, Inc ...................          26
      16,100       * Ariad Pharmaceuticals, Inc ...................          39
      24,717       * Arqule, Inc ..................................          75
       5,400       * Array Biopharma, Inc .........................          30
       2,600         Arrow International, Inc .....................         106
       6,700       * Atherogenics, Inc ............................          50
      35,685       * Atrix Laboratories, Inc ......................         547
      46,700       * Avanir Pharmaceuticals (Class A) .............          47
       9,400      e* Avigen, Inc ..................................          54
      17,397         Bard (C.R.), Inc .............................       1,009
      31,971      e* Barr Laboratories, Inc .......................       2,081
      30,755         Bausch & Lomb, Inc ...........................       1,107
     379,181         Baxter International, Inc ....................      10,617
      16,496         Beckman Coulter, Inc .........................         487
     213,472         Becton Dickinson & Co ........................       6,551
      47,699       * Benthley Pharmaceuticals, Inc ................         384
      59,370       * Biogen, Inc ..................................       2,378
      44,157       * BioMarin Pharmaceutical, Inc .................         311
     143,594         Biomet, Inc ..................................       4,115
      60,387      e* Biopure Corp .................................         225
       3,600       * Bio-Reference Labs, Inc ......................          22
      10,909      e* Biosite, Inc .................................         371
      17,626       * Bio-Technology General Corp ..................          56
      34,305       * Bone Care International, Inc .................         334
     150,095       * Boston Scientific Corp .......................       6,382
      15,200       * Bradley Pharmaceuticals, Inc .................         198
         800      e* Britesmile, Inc ..............................           0
       3,700       * Bruker Daltonics, Inc ........................          18
      65,339       * Caliper Technologies Corp ....................         196
       1,800       * Cantel Medical Corp ..........................          23
       4,400       * Cardiac Science, Inc .........................          10
     251,690         Cardinal Health, Inc .........................      14,898
      85,652       * Caremark Rx, Inc .............................       1,392
      22,039      e* Cell Therapeutics, Inc .......................         160
      11,828      e* Cephalon, Inc ................................         576
       2,100       * Cerus Corp ...................................          45
      11,600       * Charles River Laboratories International, Inc          446
      10,200       * Chattem, Inc .................................         210
      81,000         Cigna Corp ...................................       3,331
      22,118       * Cima Labs, Inc ...............................         535
      16,700       * Ciphergen Biosystems, Inc ....................          58
       1,400       * Closure Medical Corp .........................          15
      10,100       * Cobalt Corp ..................................         139
      83,298      e* Columbia Laboratories, Inc ...................         280
      24,200       * Connetics Corp ...............................         291
       5,000       * Covance, Inc .................................         123
      34,100       * Coventry Health Care, Inc ....................         990
      15,500       * Cubist Pharmaceuticals, Inc ..................         128
      22,806       * CuraGen Corp .................................         106
       5,433       * CV Therapeutics, Inc .........................          99
      10,000       * Cytyc Corp ...................................         102
       8,200         D&K Healthcare Resources, Inc ................          84
      26,200       * DaVita, Inc ..................................         646
     130,985       * Decode Genetics, Inc .........................         242
     309,438      e* Deltagen, Inc ................................         149
      34,950         Dentsply International, Inc ..................       1,302
      41,403         Diagnostic Products Corp .....................       1,599
       3,600       * Dianon Systems, Inc ..........................         172
      45,517       * Digene Corp ..................................         522
       3,500       * DJ Orthopedics, Inc ..........................          13
     147,670       * Durect Corp ..................................         298
       3,500       * DVI, Inc .....................................          26
      16,080       * Edwards Lifesciences Corp ....................         410
       1,900       * Embrex, Inc ..................................          21
      34,257       * Eon Labs, Inc ................................         648
       2,936       * EPICS Medical, Inc ...........................          21
     292,254       * Esperion Therapeutics, Inc ...................       2,090
      10,300       * Exact Sciences Corp ..........................         112
      22,144       * Express Scripts, Inc (Class A) ...............       1,064
      46,114       * First Health Group Corp ......................       1,123
      30,524       * First Horizon Pharmaceutical .................         228
     107,416       * Forest Laboratories, Inc .....................      10,550
      27,000       * Gene Logic, Inc ..............................         170
       2,009       * Genesis Health Ventures, Inc .................          31
      35,200       * Genta, Inc ...................................         271
     143,232       * Genzyme Corp (Biosurgery Division) ...........         365
     120,525       * Genzyme Corp (General Division) ..............       3,564
      23,356       * Geron Corp ...................................          84
      66,665       * Gilead Sciences, Inc .........................       2,267
     137,832       * Guidant Corp .................................       4,252
      78,544       * Guilford Pharmaceuticals, Inc ................         313
      27,600      e* Hanger Orthopedic Group, Inc .................         363
       2,000       * Harvard Bioscience, Inc ......................           7
     115,248         Health Management Associates, Inc (Class A) ..       2,063
      53,972       * Health Net, Inc ..............................       1,425
      10,785       * Henry Schein, Inc ............................         485
      53,102         Hillenbrand Industries, Inc ..................       2,565
      52,576       * Human Genome Sciences, Inc ...................         463
     190,400       * Humana, Inc ..................................       1,904
      18,436       * ICOS Corp ....................................         432
      40,735      e* IDEC Pharmaceuticals Corp ....................       1,351
      28,621       * Idexx Laboratories, Inc ......................         953
      51,497       * Ilex Oncology, Inc ...........................         364
      10,810       * Illumina, Inc ................................          36
       2,400       * Immucor, Inc .................................          49

                       SEE NOTES TO FINANCIAL STATEMENTS

30   College Retirement Equities Fund  2002 ANNUAL REPORT

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 HEALTH CARE--(CONTINUED)
      47,200       * Immunogen, Inc ............................... $       146
      44,900       * Immunomedics, Inc ............................         207
       4,300      e* Impath, Inc ..................................          85
      97,808      e* Impax Laboratories, Inc ......................         392
     155,599         IMS Health, Inc ..............................       2,490
      44,017       * Incyte Genomics, Inc .........................         201
      54,100       * Indevus Pharmaceuticals, Inc .................         116
      44,803       * Inhale Therapeutic Systems, Inc ..............         362
       3,000       * Integra LifeSciences Holding .................          53
       5,100       Invacare Corp ..................................         170
      36,581       * Inverness Medical Innovations, Inc ...........         481
       8,689       * Invitrogen Corp ..............................         272
      13,200       * Isis Pharmaceuticals, Inc ....................          87
     164,181       * IVAX Corp ....................................       1,992
   1,303,964         Johnson & Johnson ............................      70,036
         700       * Kendle International, Inc ....................           6
     138,350       * King Pharmaceuticals, Inc ....................       2,378
       1,500      e* Kos Pharmaceuticals, Inc .....................          29
       9,900       * Kosan Biosciences, Inc .......................          60
      19,600       * KV Pharmaceutical Co (Class A) ...............         455
      17,000       * La Jolla Pharmaceutical Co ...................         111
      26,200      e* Lannett Co, Inc ..............................         429
      18,400       * Lexicon Genetics, Inc ........................          87
       2,800       * Lifecore Biomedical, Inc .....................          24
      41,448       * LifePoint Hospitals, Inc .....................       1,241
      46,490       * Lincare Holdings, Inc ........................       1,470
      25,220      e* Luminex Corp .................................         104
      34,964       * Manor Care, Inc ..............................         651
      34,085      e* Martek Biosciences Corp ......................         858
         800       * Matria Healthcare, Inc .......................           7
     226,303         McKesson Corp ................................       6,117
       2,817       * Medarex, Inc .................................          11
      27,311       * Medicis Pharmaceutical Corp (Class A) ........       1,357
      90,177       * Medimmune, Inc ...............................       2,450
     574,062         Medtronic, Inc ...............................      26,177
   1,242,165       e Merck & Co, Inc ..............................      70,319
         900       * Meridian Medical Technologies, Inc ...........          40
      17,700       * MGI Pharma, Inc ..............................         128
      30,655       * Mid Atlantic Medical Services, Inc ...........         993
     101,422       * Millennium Pharmaceuticals, Inc ..............         805
      11,632       * Millipore Corp ...............................         395
     101,896         Mylan Laboratories, Inc ......................       3,556
      76,865       * Nabi Biopharmaceuticals ......................         477
      30,795       * Napro Biotherapeutics, Inc ...................          21
      46,664      e* Nastech Pharmaceutical Co ....................         399
      19,600       * Neopharm, Inc ................................         199
      34,431       * Neose Technologies, Inc ......................         305
       4,000       * Neurocrine Biosciences, Inc ..................         183
      40,959       * Neurogen Corp ................................         149
       9,400       * Noven Pharmaceuticals, Inc ...................          87
       3,412       * NPS Pharmaceuticals, Inc .....................          86
      29,284         Omnicare, Inc ................................         698
       6,400       * Omnicell, Inc ................................          17
      32,499       * Onyx Pharmaceuticals, Inc ....................         189
       5,592       * Option Care, Inc .............................          45
       1,500       * OraSure Technologies, Inc ....................           8
       3,000      e* Orthodontic Centers Of America, Inc ..........          33
       8,600       * Orthologic Corp ..............................          31
       6,392       * OSI Pharmaceuticals, Inc .....................         105
       1,400         Owens & Minor, Inc ...........................          23
      32,723       * Oxford Health Plans, Inc .....................       1,193
      33,300      e* Pacificare Health Systems, Inc ...............         936
     116,844       * Pain Therapeutics, Inc .......................         279
      29,162       * Patterson Dental Co ..........................       1,276
      35,275       * PDI, Inc .....................................         381
     104,708       * Peregrine Pharmaceuticals, Inc ...............          82
       5,500       * Pharmaceutical Product Development, Inc ......         161
      13,868       * Pharmaceutical Resources, Inc ................         413
      83,891       * Pozen, Inc ...................................         432
       7,878      e* PracticeWorks, Inc ...........................          62
     101,678       * Praecis Pharmaceuticals, Inc .................         330
      30,324       * Priority Healthcare Corp (Class B) ...........         704
      19,955       * Progenics Pharmaceuticals ....................         133
      23,161       * Protein Design Labs, Inc .....................         197
       2,500       * PSS World Medical, Inc .......................          17
      23,900       * Quadramed Corp ...............................          63
      82,816       * Quintiles Transnational Corp .................       1,002
      12,211       * Quovadx, Inc .................................          30
      11,513      e* Regeneron Pharmaceuticals, Inc ...............         213
       3,100       * Respironics, Inc .............................          94
      97,239       * Rigel Pharmaceuticals, Inc ...................         106
       2,600       * Rita Medical Systems, Inc ....................          13
      25,975       * Salix Pharmaceuticals Ltd ....................         182
      13,900       * Sangamo Biosciences, Inc .....................          42
      16,611      e* Scios, Inc ...................................         541
      88,520       * Seattle Genetics, Inc ........................         274
      55,729       * Sepracor, Inc ................................         539
     124,004       * Sequenom, Inc ................................         223
      32,480       * SICOR, Inc ...................................         515
      40,858      e* Specialty Laboratories, Inc ..................         395
      86,526       * St. Jude Medical, Inc ........................       3,437
       3,200       * Stericycle, Inc ..............................         104
       4,600       * Steris Corp ..................................         112
      92,665         Stryker Corp .................................       6,220
      10,500      e* Sunrise Assisted Living, Inc .................         261
      41,426      e* SuperGen, Inc ................................         150
       9,484       * Syncor International Corp ....................         263
      16,038       * Tanox, Inc ...................................         145
      11,200       * Techne Corp ..................................         320
      26,200       * Telik, Inc ...................................         305
      45,311       * Texas Biotechnology Corp .....................          63
         500       * Theragenics Corp .............................           2
      42,300       * Therasense, Inc ..............................         353
       1,600       * Thoratec Corp ................................          12
       7,700       * Transkaryotic Therapies, Inc .................          76
      74,999       * Triad Hospitals, Inc .........................       2,237
      90,234       * Triangle Pharmaceuticals, Inc ................         536
       3,500       * Trimeris, Inc ................................         151
      26,444       * TriPath Imaging, Inc .........................          71
      45,278      e* Tularik, Inc .................................         338
      11,300       * United Therapeutics Corp .....................         189
     148,886         UnitedHealth Group, Inc ......................      12,432
      13,918       * Universal Health Services, Inc (Class B) .....         628
       1,900       * Urologix, Inc ................................           6
      19,147       * Varian Medical Systems, Inc ..................         950
      16,600      e* Versicor, Inc ................................         179
      25,392       * Vertex Pharmaceuticals, Inc ..................         402
      60,467       * Vical, Inc ...................................         210
       1,600         Vital Signs, Inc .............................          48
       3,600      e* Vivus, Inc ...................................          13
      36,643       * Waters Corp ..................................         798
      96,272       * Watson Pharmaceuticals, Inc ..................       2,722
      75,986       * Wellpoint Health Networks, Inc ...............       5,407
      52,312       * Women First Healthcare, Inc ..................         239
      95,220       * Zimmer Holdings, Inc .........................       3,954
      33,900       * Zymogenetics, Inc ............................         336
                                                                    -----------
                   TOTAL HEALTH CARE                                    405,588
                                                                    -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   31

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 OTHER--0.67%
       4,500      e* Administaff, Inc ............................. $        27
      39,481       * Apollo Group, Inc (Class A) ..................       1,737
      71,621       * Cintas Corp ..................................       3,277
       1,700       * DeVry, Inc ...................................          28
      29,750       * Dun & Bradstreet Corp ........................       1,026
       4,700      e* Exult, Inc ...................................          15
       6,115       * Fidelity National Information Solutions, Inc .         105
       7,900       * First Consulting Group, Inc ..................          46
       1,300       * General Binding Corp .........................          11
       9,200       * Gentiva Health Services, Inc .................          81
      82,675         H & R Block, Inc .............................       3,324
     116,134       * Invision Technologies, Inc ...................       3,061
       1,000       * Lifeline Systems, Inc ........................          22
         548         Manpower, Inc ................................          17
      65,014       e Moody's Corp .................................       2,684
       1,300         Pentair, Inc .................................          45
      20,220       * R.H. Donnelley Corp ..........................         593
      47,129         R.R. Donnelley & Sons Co .....................       1,026
       7,500       * Rent-Way, Inc ................................          26
      54,708       * Robert Half International, Inc ...............         881
      16,838       * SPX Corp .....................................         631
       6,600         Supervalu, Inc ...............................         109
     302,200         Sysco Corp ...................................       9,003
      31,253         Teleflex, Inc ................................       1,340
      22,822       * TMP Worldwide, Inc ...........................         258
                                                                    -----------
                   TOTAL OTHER                                           29,373
                                                                    -----------
 PRODUCER DURABLES--2.37%
     238,922         3M Co ........................................      29,459
      55,606       * Active Power, Inc ............................          99
      93,258         American Water Works Co, Inc .................       4,241
      99,250         Ametek, Inc ..................................       3,820
      30,000         Baldor Electric Co ...........................         593
       3,600         California Water Service Group ...............          85
     325,927       * Capstone Turbine Corp ........................         293
      27,585       * Casella Waste Systems, Inc (Class A) .........         245
       1,400       * Columbus Mckinnon Corp .......................           5
      37,100         Cummins, Inc .................................       1,044
     127,030         Deere & Co ...................................       5,824
     388,600         Emerson Electric Co ..........................      19,760
       1,500       * Flow International Corp ......................           4
       7,700       * Flowserve Corp ...............................         114
      50,032       e GATX Corp ....................................       1,142
     133,900       * Global Power Equipment Group, Inc ............         660
      10,628         Harsco Corp ..................................         339
      14,192       * Headwaters, Inc ..............................         220
      44,185         Hubbell, Inc (Class B) .......................       1,553
     243,000         Illinois Tool Works, Inc .....................      15,761
      21,476       * Imagistics International, Inc ................         430
       2,200         Lincoln Electric Holdings, Inc ...............          51
      41,300       * Magnetek, Inc ................................         183
       3,100         Milacron, Inc ................................          18
      28,000         Nordson Corp .................................         695
      15,531         Philadelphia Suburban Corp ...................         320
     169,601         Pitney Bowes, Inc ............................       5,539
       3,800       * Power-One, Inc ...............................          22
       2,700       * Quanta Services, Inc .........................           9
         500         SJW Corp .....................................          39
       1,800         Starrett (L.S.) Co (Class A) .................          30
      63,300       * Thomas & Betts Corp ..........................       1,070
       2,986       * Unova, Inc ...................................          18
      94,563         Vulcan Materials Co ..........................       3,546
      82,700         W.W. Grainger, Inc ...........................       4,263
       4,572       * Waste Connections, Inc .......................         177
     293,473      e* Xerox Corp ...................................       2,362
                                                                    -----------
                   TOTAL PRODUCER DURABLES                              104,033
                                                                    -----------
 TECHNOLOGY--9.42%
     213,900       * 3Com Corp ....................................         990
       1,000       * 3D Systems Corp ..............................           8
     278,041      e* Acterna Corp .................................          44
       7,000       * Actuate Corp .................................          12
     434,967       * ADC Telecommunications, Inc ..................         909
      20,319       * ADE Corp .....................................         121
      65,416         Adobe Systems, Inc ...........................       1,630
     213,995       * Advanced Micro Devices, Inc ..................       1,382
      11,984      e* Agere Systems, Inc (Class A) .................          17
     602,041       * Agere Systems, Inc (Class B) .................         843
      15,700       * Agile Software Corp ..........................         122
     142,256      e* Akamai Technologies, Inc .....................         246
     162,200       * Altera Corp ..................................       2,002
      73,593       * American Power Conversion Corp ...............       1,115
      94,648       * American Superconductor Corp .................         285
       5,400      e* Amkor Technology, Inc ........................          26
       1,900       * Anadigics, Inc ...............................           5
     117,700       * Analog Devices, Inc ..........................       2,809
       1,700         Analogic Corp ................................          85
      13,300       * Andrew Corp ..................................         137
      18,400       * Answerthink, Inc .............................          46
     113,310       * Apple Computer, Inc ..........................       1,624
     538,200       * Applied Materials, Inc .......................       7,013
      53,100       * Artesyn Technologies, Inc ....................         204
       5,685       * Artisan Components, Inc ......................          88
      21,375      e* At Road, Inc .................................          88
     358,450         Automatic Data Processing, Inc ...............      14,069
     145,610       * Avanex Corp ..................................         153
     110,791      e* Avaya, Inc ...................................         271
      34,123         AVX Corp .....................................         334
       1,400       * Barra, Inc ...................................          42
      51,566      e* BEA Systems, Inc .............................         591
      37,912       * BearingPoint, Inc ............................         262
       3,800         Belden, Inc ..................................          58
      22,652       * Bisys Group, Inc .............................         360
      35,799       * BMC Software, Inc ............................         613
      79,519       * Broadcom Corp (Class A) ......................       1,198
      48,199       * Brocade Communications Systems, Inc ..........         200
       2,700       * Cable Design Technologies Corp ...............          16
      34,662       * Cadence Design Systems, Inc ..................         409
      19,600       * Caminus Corp .................................          46
      58,807       * Ceridian Corp ................................         848
      16,919       * Certegy, Inc .................................         415
     172,716       * CIENA Corp ...................................         888
       7,200       * Cirrus Logic, Inc ............................          21
   2,461,600       * Cisco Systems, Inc ...........................      32,247
      72,373      e* CNET Networks, Inc ...........................         196
       4,800       * Cognex Corp ..................................          88
       3,200       * CommScope, Inc ...............................          25
      36,234       * Computer Horizons Corp .......................         118
      31,095       * Computer Network Technology Corp .............         221
      14,100       * Compuware Corp ...............................          68
     139,497       * Comverse Technology, Inc .....................       1,398
       5,085       * Concord Communications, Inc ..................          46
     221,914       * Concord EFS, Inc .............................       3,493
      84,401       * Convergys Corp ...............................       1,279
     537,300       * Corning, Inc .................................       1,778
         550       * Credence Systems Corp ........................           5
       5,000       * CSG Systems International, Inc ...............          68
       1,800         CTS Corp .....................................          14
     103,108      e* DDI Corp .....................................          23
       2,400       * dELiA*s Corp (Class A) .......................           1
     787,470       * Dell Computer Corp ...........................      21,057
      24,300         Deluxe Corp ..................................       1,023

                       SEE NOTES TO FINANCIAL STATEMENTS

32   College Retirement Equities Fund  2002 ANNUAL REPORT

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 TECHNOLOGY--(CONTINUED)
      13,233       * DiamondCluster International, Inc (Class A) .. $        42
      16,562         Diebold, Inc .................................         683
       4,007       * Digital River, Inc ...........................          48
       3,789       * Digitas, Inc .................................          13
      74,453       * DST Systems, Inc .............................       2,647
       8,599       * eFunds Corp ..................................          78
      32,199       * Electronic Arts, Inc .........................       1,603
     352,740       e Electronic Data Systems Corp .................       6,501
      19,883       * Embarcadero Technologies, Inc ................         119
     924,240       * EMC Corp .....................................       5,675
      25,061       * Emcore Corp ..................................          55
       4,600       * Emulex Corp ..................................          85
      21,862       * F5 Networks, Inc .............................         235
         300         Fair, Isaac & Co, Inc ........................          13
      10,000      e* Finisar Corp .................................          10
     106,714       * Fiserv, Inc ..................................       3,623
       1,000       * FSI International, Inc .......................           5
     137,100       * Gateway, Inc .................................         430
       4,400       * General Cable Corp ...........................          17
      17,864       * Global Imaging Systems, Inc ..................         328
      74,974      e* Handspring, Inc ..............................          71
       5,400       * Harmonic, Inc ................................          12
       2,700         Helix Technology Corp ........................          30
      20,083         Henry (Jack) & Associates, Inc ...............         242
   1,100,425       e Hewlett-Packard Co ...........................      19,103
      33,500       * Hypercom Corp ................................         125
       9,000       * i2 Technologies, Inc .........................          10
      55,400      e* Identix, Inc .................................         285
     140,200         IKON Office Solutions, Inc ...................       1,002
      48,600       * Infonet Services Corp (Class B) ..............          96
       9,400       * Informatica Corp .............................          54
       1,300       * Information Resources, Inc ...................           2
       7,100       * Ingram Micro, Inc (Class A) ..................          88
      92,927       * Inktomi Corp .................................         149
   2,315,010         Intel Corp ...................................      36,045
       1,600       * Intercept, Inc ...............................          27
      29,012       * Interdigital Communications Corp .............         422
     606,000         International Business Machines Corp .........      46,965
       6,500       * Intersil Corp (Class A) ......................          91
      53,973       * Intuit, Inc ..................................       2,532
      19,416       * Iron Mountain, Inc ...........................         641
       5,722       * IXYS Corp ....................................          40
      32,669       * Jabil Circuit, Inc ...........................         585
     419,520       * JDS Uniphase Corp ............................       1,036
      58,004       * Juniper Networks, Inc ........................         394
       5,800       * Kemet Corp ...................................          51
      30,406       * KLA-Tencor Corp ..............................       1,075
       2,300       * Kulicke & Soffa Industries, Inc ..............          13
         800       * LeCroy Corp ..................................           9
      25,500       * Lexar Media, Inc .............................         160
      36,862       * Lexmark International, Inc ...................       2,230
     229,966       * LSI Logic Corp ...............................       1,327
       5,800       * LTX Corp .....................................          35
   1,653,106      e* Lucent Technologies, Inc .....................       2,083
       3,200       * MAPICS, Inc ..................................          22
      97,259         Maxim Integrated Products, Inc ...............       3,213
       3,200       * Maxtor Corp ..................................          16
      50,332       e* Mercury Interactive Corp ....................       1,492
       1,500       * MetaSolv, Inc ................................           2
       1,700       * Mettler-Toledo International, Inc ............          55
         300         Microchip Technology, Inc ....................           7
     207,391      e* Micron Technology, Inc .......................       2,020
   1,460,974       * Microsoft Corp ...............................      75,532
      23,800       * MIPS Technologies, Inc (Class A) .............          72
      82,093       e Molex, Inc ...................................       1,891
     983,723         Motorola, Inc ................................       8,509
     235,717       * MRV Communications, Inc ......................         252
       1,600       * Nanometrics, Inc .............................           7
       4,400       * National Processing, Inc .....................          71
      78,700       * National Semiconductor Corp ..................       1,181
       9,874       * NCR Corp .....................................         234
       1,600         NDCHealth Corp ...............................          32
      26,133       * Netro Corp ...................................          71
     135,913       * Network Appliance, Inc .......................       1,359
      24,183       * New Focus, Inc ...............................          93
     456,604       * NIC, Inc .....................................         658
     222,200       * Novell, Inc ..................................         742
       3,482       * Novellus Systems, Inc ........................          98
      20,101       * Nuance Communications, Inc ...................          50
      14,500       * Onyx Software Corp ...........................          22
       9,800       * Openwave Systems, Inc ........................          20
   1,334,156       * Oracle Corp ..................................      14,409
       1,300       * Overture Services, Inc .......................          36
      10,500       * Packeteer, Inc ...............................          72
      11,135      e* Palm, Inc ....................................         175
      16,000       * Paradyne Networks, Inc .......................          20
      11,400       * Parametric Technology Corp ...................          29
       8,000       * Paxson Communications Corp ...................          16
     188,626         Paychex, Inc .................................       5,263
      16,200       * Pegasystems, Inc .............................          83
      77,842       * Peoplesoft, Inc ..............................       1,425
      14,500       * Perot Systems Corp (Class A) .................         155
       5,200       * Plexus Corp ..................................          46
       6,573       * PLX Technology, Inc ..........................          26
       5,600       * Polycom, Inc .................................          53
      90,882       * Portal Software, Inc .........................          73
       8,800       * Powerwave Technologies, Inc ..................          48
       2,000       * Probusiness Services, Inc ....................          20
         800       * QLogic Corp ..................................          28
       7,169       * QRS Corp .....................................          47
     270,500       * Qualcomm, Inc ................................       9,843
      29,800       * Quantum Corp .................................          80
       1,500       * Radisys Corp .................................          12
      16,200       * Rainbow Technologies, Inc ....................         116
      26,000       * Raindance Communications, Inc ................          84
      68,000       * Read-Rite Corp ...............................          24
       5,700       * Register.com, Inc ............................          26
       7,707       * Roxio, Inc ...................................          37
       4,600       * RSA Security, Inc ............................          28
      26,353      e* Sapient Corp .................................          54
       3,140      e* Scansoft, Inc ................................          16
      31,424         Scientific-Atlanta, Inc ......................         373
       3,500       * SCM Microsystems, Inc ........................          15
       1,300       * Secure Computing Corp ........................           8
      46,300       * Seebeyond Technology Corp ....................         113
       1,000       * Semitool, Inc ................................           6
     156,600       * Siebel Systems, Inc ..........................       1,171
      39,700       * Silicon Graphics, Inc ........................          45
      15,000       * Simpletech, Inc ..............................          45
       4,300       * Sipex Corp ...................................          16
     431,086       * Solectron Corp ...............................       1,530
       3,069      e* SONICblue, Inc ...............................           1
       6,300       * SonicWALL, Inc ...............................          23
      10,500       * Sonus Networks, Inc ..........................          11
       1,600       * Sourcecorp ...................................          30
      20,400      e* SpeechWorks International, Inc ...............          57
       6,500       * SS&C Technologies, Inc .......................          69
      11,400       * Standard Microsystems Corp ...................         222
     400,815       * StorageNetworks, Inc .........................         465

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   33

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 TECHNOLOGY--(CONTINUED)
     107,179       * Stratex Networks, Inc ........................ $       237
      15,947       * Stratos Lightwave, Inc .......................          70
   1,646,252       * Sun Microsystems, Inc ........................       5,120
     133,093       * Sungard Data Systems, Inc ....................       3,136
      82,952       * Sycamore Networks, Inc .......................         240
      19,933       * Symantec Corp ................................         806
      32,769         Symbol Technologies, Inc .....................         269
         400       * Synopsys, Inc ................................          18
       3,500       * Tech Data Corp ...............................          94
       1,400       * Technitrol, Inc ..............................          23
       2,785       * Tektronix, Inc ...............................          51
     264,515       * Tellabs, Inc .................................       1,923
     555,182       * Tellium, Inc .................................         355
      56,340      e* Terayon Communication Systems, Inc ...........         115
     679,300         Texas Instruments, Inc .......................      10,196
      11,900       * Therma-Wave, Inc .............................          12
      88,074       * Thermo Electron Corp .........................       1,772
       1,300       * Three-Five Systems, Inc ......................           8
      35,400       * TIBCO Software, Inc ..........................         219
      94,572       e Total System Services, Inc ...................       1,277
     458,658       * Touch America Holdings, Inc ..................         179
       7,300       * Tripos, Inc ..................................          54
       5,500       * Triquint Semiconductor, Inc ..................          23
         900       * TTM Technologies, Inc ........................           3
      18,359       * Turnstone Systems, Inc .......................          50
      25,700       * Tyler Technologies, Inc ......................         107
      52,152       * Unisys Corp ..................................         516
      65,025       * VeriSign, Inc ................................         522
     140,500       * Veritas Software Corp ........................       2,195
       2,600       * Vicor Corp ...................................          21
      95,428       * Vishay Intertechnology, Inc ..................       1,067
     104,900       * Vitesse Semiconductor Corp ...................         229
      27,078       * Vitria Technology, Inc .......................          20
      30,500       * WatchGuard Technologies, Inc .................         195
       3,800       * Wind River Systems, Inc ......................          16
      17,808       * Witness Systems, Inc .........................          61
      21,000       * Xicor, Inc ...................................          78
     127,200       * Xilinx, Inc ..................................       2,620
                                                                    -----------
                   TOTAL TECHNOLOGY                                     413,195
                                                                    -----------
 TRANSPORTATION--0.93%
       2,600       * Airtran Holdings, Inc ........................          10
      16,000       * Alaska Air Group, Inc ........................         346
     194,582       * AMR Corp .....................................       1,284
       4,200       * ATA Holdings Corp ............................          19
       1,200       * Atlantic Coast Airlines Holdings, Inc ........          14
       4,600       * Atlas Air Worldwide Holdings, Inc ............           7
     219,007       * BE Aerospace, Inc ............................         797
      50,486      e* Continental Airlines, Inc (Class B) ..........         366
     137,231       e Delta Air Lines, Inc .........................       1,660
       3,300       * ExpressJet Holdings, Inc .....................          34
     115,489         FedEx Corp ...................................       6,262
      11,850       * JetBlue Airways Corp .........................         320
       4,100       * Kansas City Southern Industries, Inc .........          49
       3,700       * Midwest Express Holdings, Inc ................          20
     380,910         Norfolk Southern Corp ........................       7,614
       1,300       * RailAmerica, Inc .............................           9
       3,400         Ryder System, Inc ............................          76
      51,165       * Sabre Holdings Corp ..........................         927
       4,000         Skywest, Inc .................................          52
     520,575         Southwest Airlines Co ........................       7,236
     331,601   b, e* UAL Corp .....................................         474
     208,346         United Parcel Service, Inc (Class B) .........      13,142
                                                                    -----------
                   TOTAL TRANSPORTATION                                  40,718
                                                                    -----------
 UTILITIES--5.51%
     846,929      e* AES Corp .....................................       2,558
     116,131         AGL Resources, Inc ...........................       2,822
       1,000       * Alaska Communications Systems Group, Inc .....           2
     555,349         Allegheny Energy, Inc ........................       4,198
      14,892      e* Allen Telecom, Inc ...........................         141
     137,300         Allete, Inc ..................................       3,114
      98,186         Alltel Corp ..................................       5,007
       5,500       * American Tower Corp (Class A) ................          19
     566,773         Aquila, Inc ..................................       1,003
     282,567         AT&T Corp ....................................       7,378
     781,097      e* AT&T Wireless Services, Inc ..................       4,413
      11,757         Atmos Energy Corp ............................         274
     114,749         Avista Corp ..................................       1,326
     689,629         BellSouth Corp ...............................      17,841
      57,467         Black Hills Corp .............................       1,524
     455,740      e* Calpine Corp .................................       1,486
       3,900         CenturyTel, Inc ..............................         115
       8,600       * Citizens Communications Co ...................          91
     203,372         Cleco Corp ...................................       2,847
       1,700         Connecticut Water Service, Inc ...............          43
     354,492         DPL, Inc .....................................       5,438
     184,372       e Empire District Electric Co ..................       3,356
         500         EnergySouth, Inc .............................          14
     156,758         Equitable Resources, Inc .....................       5,493
     162,370       e Hawaiian Electric Industries, Inc ............       7,141
     194,300         Idacorp, Inc .................................       4,824
     291,357         KeySpan Corp .................................      10,267
     108,660       e Kinder Morgan, Inc ...........................       4,593
       5,100         Laclede Group, Inc ...........................         123
      48,513         MGE Energy, Inc ..............................       1,299
       2,000         Middlesex Water Co ...........................          42
   1,297,325      e* Mirant Corp ..................................       2,452
     211,397         National Fuel Gas Co .........................       4,382
       2,900         New Jersey Resources Corp ....................          92
     125,600      e* Nextel Communications, Inc (Class A) .........       1,451
     148,200         Nicor, Inc ...................................       5,043
     396,440         NiSource, Inc ................................       7,929
      87,001       * NiSource, Inc (Sails) ........................         193
       2,700         Northwest Natural Gas Co .....................          73
     126,842       e Northwestern Corp ............................         644
     435,348         OGE Energy Corp ..............................       7,662
      14,994         Otter Tail Corp ..............................         403
     100,354       e Peoples Energy Corp ..........................       3,879
     375,280         Pepco Holdings, Inc ..........................       7,277
         880       * Petroquest Energy, Inc .......................           4
       8,401         Piedmont Natural Gas Co, Inc .................         297
     463,500         Puget Energy, Inc ............................      10,220
      90,800         Questar Corp .................................       2,526
       5,100       * RCN Corp .....................................           3
   1,271,195         SBC Communications, Inc ......................      34,462
       9,865       e SEMCO Energy, Inc ............................          60
     101,948      e* Sierra Pacific Resources .....................         663
       3,200         South Jersey Industries, Inc .................         106
      12,789       * Southern Union Co ............................         211
     326,680         Sprint Corp (FON Group) ......................       4,730
     165,900      e* Sprint Corp (PCS Group) ......................         727
       2,000       * Time Warner Telecom, Inc (Class A) ...........           4
       5,400       * Triton PCS Holdings, Inc (Class A) ...........          21
     115,158         Unisource Energy Corp ........................       1,991
      47,360         Unitil Corp ..................................       1,175
     999,695       e Verizon Communications, Inc ..................      38,738
       5,100       * West Corp ....................................          85
      39,207         Western Gas Resources, Inc ...................       1,445
       3,600       * Western Wireless Corp (Class A) ..............          19

                        SEE NOTES TO FINANCIAL STATEMENTS

34   College Retirement Equities Fund  2002 ANNUAL REPORT

      Statement of Investments - SOCIAL CHOICE ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 UTILITIES--(CONTINUED)
      17,100         WGL Holdings, Inc ............................ $       409
   1,255,997       e Williams Cos, Inc ............................       3,382
                                                                    -----------
                   TOTAL UTILITIES                                      241,550
                                                                    -----------
                   TOTAL COMMON STOCK
                    (COST $2,693,134)                                 2,625,778
                                                                    -----------
    PRINCIPAL
    ---------
SHORT TERM INVESTMENTS--17.56%
 COMMERCIAL PAPER--3.35%
                   BellSouth Corp
$ 14,500,000       d 1.290%, 01/14/03 .............................      14,492
   8,000,000         1.300%, 01/23/03 .............................       7,993
                   Campbell Soup Co
  23,000,000       d 1.430%, 02/03/03 .............................      22,964
                   Coca-Cola Enterprises, Inc
   2,800,000       c 1.150%, 01/02/03 .............................       2,800
                   Johnson & Johnson
  20,000,000    c, d 1.300%, 02/28/03 .............................      19,957
                   Kimberly-Clark Corp
  12,000,000       d 1.300%, 02/25/03 .............................      11,976
                   McDonald's Corp
  20,000,000       c 1.330%, 01/03/03 .............................      19,998
                   Merrill Lynch & Co, Inc
  23,400,000       d 1.730%, 01/13/03 .............................      23,389
                   Merck & Co, Inc
  23,000,000         1.300%, 01/23/03 .............................      22,981
                                                                    -----------
                   TOTAL COMMERCIAL PAPER                               146,550
                                                                    -----------
 U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--8.67%
                   Federal Farm Credit (FFC)
   7,000,000         1.230%, 01/27/03 .............................       6,994
                   Federal Home Loan Bank (FHLB)
   5,200,000         1.270%, 02/21/03 .............................       5,191
  30,000,000       d 1.270%, 03/14/03 .............................      29,925
                   Federal Home Loan Mortgage Corp (FHLMC)
   8,800,000         1.250%, 01/21/03 .............................       8,794
   5,000,000         1.280%, 02/18/03 .............................       4,992
  25,000,000       d 1.220%, 02/25/03 .............................      24,952
   5,400,000         1.210%, 03/13/03 .............................       5,387
                   Federal National Mortgage Association (FNMA)
  20,000,000         1.280%, 01/14/03 .............................      19,991
  25,800,000       d 1.280%, 01/31/03 .............................      25,773
  69,800,000       d 1.270%, 02/07/03 .............................      69,709
  50,000,000       d 1.260%, 02/14/03 .............................      49,923
  50,000,000       d 1.250%, 02/19/03 .............................      49,915
  28,700,000       d 1.280%, 02/25/03 .............................      28,645
  50,000,000       d 1.290%, 04/25/03 .............................      49,802
                                                                    -----------
                   TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES    379,993
                                                                    -----------

    PRINCIPAL                                                        VALUE (000)
    ---------                                                       -----------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--5.54%
 REPURCHASE AGREEMENTS
                   Goldman Sachs & Co, 1.180% Dated 12/31/02,
                    Due 01/02/03 In The Amount Of $60,001,967
                    (Fully Collateralized By High Grade
                    Debt Obligations:
$ 60,000,000         Total Market Value $61,200,000) .............. $    60,000
                   Merrill Lynch & Co, Inc, 1.230% Dated 12/31/02,
                    Due 01/02/03 In The Amount Of $74,593,549
                    (Fully Collateralized By High Grade
                    Debt Obligations:
  74,591,000         Total Market Value $76,082,981) ..............      74,591
                   Morgan Stanley & Co, Inc, 1.220% Dated 12/31/02,
                    Due 01/02/03 In The Amount Of $60,002,033
                    (Fully Collateralized By High Grade
                    Debt Obligations:
  60,000,000         Total Market Value $61,200,569) ..............      60,000
 TIME DEPOSITS
                   Citibank NA
  25,000,785         1.130%, 01/02/03 .............................      25,001
                   Southtrust Bank NA
  23,413,772         1.188%, 01/02/03 .............................      23,420
                                                                    -----------
                   TOTAL INVESTMENTS OF CASH COLLATERAL
                   FOR SECURITIES LOANED                                243,012
                                                                    -----------
                   TOTAL SHORT TERM INVESTMENTS
                    (COST $769,160)                                     769,555
                                                                    -----------
                   TOTAL PORTFOLIO--116.94%
                    (COST $5,061,740)                                 5,124,772
                   OTHER ASSETS & LIABILITIES, NET--(16.94)%           (742,522)
                                                                    -----------
                   NET ASSETS--100.00%                              $ 4,382,250
                                                                    ===========
----------

*  Non-income producing

b  In Bankruptcy

c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

d All or a portion of these securities have been segregated by the custodian to cover margin or securities purchased on a delayed delivery basic.

e  All or a portion of these securities are out on loan.

h  These securities were purchased on a delayed delivery basis.

k Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

OTHER INFORMATION (UNAUDITED)

The composition of long-term debt holdings as percentage of total value of investment in debt securities, is as follows:

                                 MOODY'S RATING
              AAA, AA, A                                24.13%
              BAA, BA, B                                 8.71%
              NOT RATED                                  0.84%

U.S. Government obligations represent 66.32% of the long-term debt portfolio value and are not reflected in the above ratings.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the accounts use more specific industry categories in following their investment limitations on industry concentration.

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   35

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
    PRINCIPAL                                                        VALUE (000)
    ---------                                                       -----------
CORPORATE BOND--0.00%
 FINANCIAL SERVICES--0.00%
                      National Health Investors, Inc
$     30,000         9.000%, 01/01/06 ............................. $        30
                                                                    -----------
                   TOTAL CORPORATE BOND
                    (COST $30)                                               30
                                                                    -----------
     SHARES
     ------
PREFERRED STOCK--0.01%
 BASIC INDUSTRIES--0.01%
       8,835         Sealed Air Corp ..............................         376
                                                                    -----------
                   TOTAL PREFERRED STOCK
                    (COST $416)                                             376
                                                                    -----------
COMMON STOCK--99.58%
 AEROSPACE AND DEFENSE--1.21%

      12,986         AAR Corp .....................................          67
      16,950       * Alliant Techsystems, Inc .....................       1,057
      12,641       * Armor Holdings, Inc ..........................         174
      10,375       * Aviall, Inc ..................................          84
     419,848         Boeing Co ....................................      13,851
       8,693       * DRS Technologies, Inc ........................         272
       3,524       * Ducommun, Inc ................................          56
       3,425       * Dynamics Research Corp .......................          48
       6,710         Engineered Support Systems, Inc ..............         246
      95,238         General Dynamics Corp ........................       7,559
      50,690         Goodrich Corp ................................         929
       7,918         Heico Corp ...................................          84
       6,104       * Herley Industries, Inc .......................         106
      11,500       * Hexcel Corp ..................................          35
       4,383       * Integrated Defense Technology, Inc ...........          64
      12,100         Kaman Corp (Class A) .........................         133
      36,110      e* L-3 Communications Holdings, Inc .............       1,622
       5,230       * Ladish Co, Inc ...............................          42
     196,515         Lockheed Martin Corp .........................      11,349
       7,889       * Moog, Inc (Class A) ..........................         245
      80,785         Northrop Grumman Corp ........................       7,836
      23,938      e* Orbital Sciences Corp ........................         101
      59,394         PerkinElmer, Inc .............................         490
      27,300         Precision Castparts Corp .....................         662
     209,244         Raytheon Co ..................................       6,434
      28,693      e* Remec, Inc ...................................         111
      96,162         Rockwell Collins, Inc ........................       2,237
       3,076       * Sequa Corp (Class A) .........................         120
      16,094       * Teledyne Technologies, Inc ...................         252
      38,179       * Titan Corp ...................................         397
       7,247       * Triumph Group, Inc ...........................         231
      11,181       * United Defense Industries, Inc ...............         261
      10,114       * Viasat, Inc ..................................         117
                                                                    -----------
                   TOTAL AEROSPACE AND DEFENSE                           57,272
                                                                    -----------
 BASIC INDUSTRIES--4.08%

       4,802       * Aaon, Inc ....................................          89
       2,044       * AEP Industries, Inc ..........................          27
     119,423         Air Products & Chemicals, Inc ................       5,105
      30,300       * Airgas, Inc ..................................         523
      50,268       * AK Steel Holding Corp ........................         402
      12,275         Albany International Corp (Class A) ..........         254
      14,316         Albemarle Corp ...............................         407
     444,866         Alcoa, Inc ...................................      10,134
       1,720         Alico, Inc ...................................          46
      42,593         Allegheny Technologies, Inc ..................         265
      10,228         Amcol International Corp .....................          59
      31,768       * American Standard Cos, Inc ...................       2,260
       2,340         American Woodmark Corp .......................         111
       1,931         Ameron International Corp ....................         106
       5,633       * Applied Films Corp ...........................         113
      18,785         Aptargroup, Inc ..............................         587
      10,450         Arch Chemicals, Inc ..........................         191
      23,654         Arch Coal, Inc ...............................         511
       2,220       * Avatar Holdings, Inc .........................          51
      51,432         Avery Dennison Corp ..........................       3,141
       3,000       * Baker (Michael) Corp .........................          33
      29,835         Ball Corp ....................................       1,527
      26,413         Bemis Co .....................................       1,311
      42,197         Black & Decker Corp ..........................       1,810
      26,293         Boise Cascade Corp ...........................         663
      27,408         Bowater, Inc .................................       1,150
       8,500       * Brush Engineered Materials, Inc ..............          47
      13,809       * Buckeye Technologies, Inc ....................          85
       6,232         Building Materials Holding Corp ..............          89
       3,082         Butler Manufacturing Co ......................          60
       2,149       * BWAY Corp ....................................          43
      32,785         Cabot Corp ...................................         870
      11,976      e* Cabot Microelectronics Corp ..................         565
      18,700         Calgon Carbon Corp ...........................          92
      11,781         Cambrex Corp .................................         356
      13,600       * Caraustar Industries, Inc ....................         129
      16,020         Carlisle Cos, Inc ............................         663
      10,400         Carpenter Technology Corp ....................         129
       4,700       * Castle (A.M.) & Co ...........................          21
       3,300         Centex Construction Products, Inc ............         116
      32,089         Centex Corp ..................................       1,611
       6,000         Century Aluminum Co ..........................          44
      24,500       * Champion Enterprises, Inc ....................          70
       5,204         Chemed Corp ..................................         184
       7,553         Chesapeake Corp ..............................         135
      13,087         Clarcor, Inc .................................         422
      48,027      e* Clayton Homes, Inc ...........................         585
       4,478       * Cleveland-Cliffs, Inc ........................          89
      13,580       * Collins & Aikman Corp ........................          60
      19,344       * Comfort Systems U.S.A., Inc ..................          65
      12,688         Commercial Metals Co .........................         206
      11,044         Consol Energy, Inc ...........................         191
      59,157         Crompton Corp ................................         352
      83,565       * Crown Cork & Seal Co, Inc ....................         664
      20,961       * Cytec Industries, Inc ........................         572
      60,006         D.R. Horton, Inc .............................       1,041
       5,057         Deltic Timber Corp ...........................         135
       9,232       * Dionex Corp ..................................         274
       1,049       * Dominion Homes, Inc ..........................          15
     476,962         Dow Chemical Co ..............................      14,166
       2,670       * Drew Industries, Inc .........................          43
     521,874         Du Pont (E.I.) de Nemours & Co ...............      22,127
      30,221      e* Earthshell Corp ..............................          18
      40,544         Eastman Chemical Co ..........................       1,491
      67,721         eEcolab, Inc .................................       3,352
       9,962         ElkCorp ......................................         172
       7,896       * EMCOR Group, Inc .............................         419
       6,668       * Encore Wire Corp .............................          60
       8,121       * Energy Conversion Devices, Inc ...............          80
      68,134         Engelhard Corp ...............................       1,523
      17,173         Ferro Corp ...................................         420
      17,900      e* Fleetwood Enterprises, Inc ...................         141
      10,273         Florida Rock Industries, Inc .................         391
      42,458         Fluor Corp ...................................       1,189
      15,664       * FMC Corp .....................................         428
      10,896       * Foamex International, Inc ....................          34
      38,298      e* Freeport-McMoran Copper & Gold, Inc (Class A)          643
      14,310         Georgia Gulf Corp ............................         331
     131,169         Georgia-Pacific Corp .........................       2,120

                        SEE NOTES TO FINANCIAL STATEMENTS

36   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 BASIC INDUSTRIES--(CONTINUED)
       4,256         Gibraltar Steel Corp ......................... $        81
       5,026         Glatfelter ...................................          66
      16,700         Granite Construction, Inc ....................         259
      19,712         Great Lakes Chemical Corp ....................         471
       6,597         Greif Brothers Corp (Class A) ................         157
      14,901         H.B. Fuller Co ...............................         386
      45,913       * Hecla Mining Co ..............................         232
      43,084       * Hercules, Inc ................................         379
       7,766      e* Hovnanian Enterprises, Inc (Class A) .........         246
      56,621         IMC Global, Inc ..............................         604
       6,080       * Imco Recycling, Inc ..........................          49
      12,049       * Insituform Technologies, Inc (Class A) .......         205
      18,145       * Integrated Electrical Services, Inc ..........          70
     253,738         International Paper Co .......................       8,873
       5,401       * International Specialty Products, Inc ........          55
       2,868         Interpool, Inc ...............................          46
      24,864       * Jacobs Engineering Group, Inc ................         885
       5,882       * Jarden Corp ..................................         140
      22,254         KB Home ......................................         954
     272,651         Kimberly-Clark Corp ..........................      12,943
      27,931       e Lennar Corp ..................................       1,441
      22,520         Lennox International, Inc ....................         283
       2,562      e* Liquidmetal Technologies .....................          26
      14,880       * Lone Star Technologies, Inc ..................         222
      27,000       * Longview Fibre Co ............................         195
      54,000       * Louisiana-Pacific Corp .......................         435
       7,288         LSI Industries, Inc ..........................         101
      26,866         Lubrizol Corp ................................         819
       7,829       * Lydall, Inc ..................................          89
      66,284         Lyondell Chemical Co .........................         838
       6,224         M/I Schottenstein Homes, Inc .................         173
      13,659         MacDermid, Inc ...............................         312
     254,131         Masco Corp ...................................       5,349
      32,766         Massey Energy Co .............................         318
       5,217       * Material Sciences Corp .......................          68
      11,060       * Mattson Technology, Inc ......................          32
       1,395       * Maui Land & Pineapple Co .....................          22
      10,093         MDC Holdings, Inc ............................         386
     104,940         MeadWestvaco Corp ............................       2,593
       1,800       * Mestek, Inc ..................................          32
      32,611         Millennium Chemicals, Inc ....................         310
      10,800         Minerals Technologies, Inc ...................         466
       6,328       * Mobile Mini, Inc .............................          99
       4,544       * Modtech Holdings, Inc ........................          44
     137,016         Monsanto Co ..................................       2,638
      14,767       * Mueller Industries, Inc ......................         402
       9,529       * NCI Building Systems, Inc ....................         208
     178,774         Newmont Mining Corp ..........................       5,190
       4,343         NL Industries, Inc ...........................          74
       4,500       * Nortek Holdings, Inc .........................         206
       2,941       * Northwest Pipe Co ............................          51
       9,013       * NS Group, Inc ................................          59
      41,032         Nucor Corp ...................................       1,695
       2,999      e* NVR, Inc .....................................         976
       5,383         Octel Corp ...................................          85
      26,937         Olin Corp ....................................         419
      14,350       e OM Group, Inc ................................          99
      20,200       * Omnova Solutions, Inc ........................          81
      13,182       * Oregon Steel Mills, Inc ......................          53
       5,417       * Osmonics, Inc ................................          92
      58,716       * Owens-Illinois, Inc ..........................         856
      31,057       * Packaging Corp Of America ....................         566
      83,034       * Pactiv Corp ..................................       1,815
       8,854       * Palm Harbor Homes, Inc .......................         155
      11,779         Peabody Energy Corp ..........................         344
       3,898         Penford Corp .................................          55
       6,000         Penn Engineering & Manufacturing Corp ........          64
       4,100         Penn Virginia Corp ...........................         149
       7,683       * Penwest Pharmaceuticals Co ...................          81
      43,825      e* Phelps Dodge Corp ............................       1,387
      96,729         Plum Creek Timber Co, Inc ....................       2,283
      40,521         PolyOne Corp .................................         159
       7,900         Pope & Talbot, Inc ...........................         113
      14,800         Potlatch Corp ................................         353
      88,670         PPG Industries, Inc ..........................       4,447
      85,801         Praxair, Inc .................................       4,957
      25,876         Pulte Homes, Inc .............................       1,239
       4,158         Quaker Chemical Corp .........................          96
       8,605         Quanex Corp ..................................         288
      14,500         Rayonier, Inc ................................         656
      12,500         Reliance Steel & Aluminum Co .................         261
       5,009         Roanoke Electric Steel Corp ..................          48
       5,751         Rock-Tenn Co (Class A) .......................          78
      82,164         Rohm & Haas Co ...............................       2,669
       6,990         Royal Gold, Inc ..............................         174
      59,937         RPM International, Inc .......................         916
      11,300       * RTI International Metals, Inc ................         114
      11,399         Ryerson Tull, Inc ............................          70
      14,096         Ryland Group, Inc ............................         470
       2,084         Schnitzer Steel Industries, Inc (Class A) ....          44
      15,370         Schulman (A.), Inc ...........................         286
      34,100       * Sealed Air Corp ..............................       1,272
      22,724      e* Shaw Group, Inc ..............................         374
      68,120         Sherwin-Williams Co ..........................       1,924
      38,413         eSigma-Aldrich Corp ..........................       1,871
       5,537       * Silgan Holdings, Inc .........................         137
       7,768       * Simpson Manufacturing Co, Inc ................         256
       3,200         Skyline Corp .................................          94
      89,866      e* Smurfit-Stone Container Corp .................       1,383
      30,602         Snap-On, Inc .................................         860
      55,856         Solutia, Inc .................................         203
      50,638         Sonoco Products Co ...........................       1,161
       7,471         Southern Peru Copper Corp ....................         108
       7,932         Spartech Corp ................................         164
      17,023         Standard-Pacific Corp ........................         421
      35,964         Stanley Works ................................       1,244
      16,500       * Steel Dynamics, Inc ..........................         198
      22,150       * Stillwater Mining Co .........................         119
       1,083       * Technical Olympic U.S.A., Inc ................          16
      24,838         Temple-Inland, Inc ...........................       1,113
      20,593       * Terra Industries, Inc ........................          32
      10,969         Texas Industries, Inc ........................         267
      23,823      e* Toll Brothers, Inc ...........................         481
      13,682         Tredegar Corp ................................         205
         600         Tremont Corp .................................          18
       3,300       * Trex Co, Inc .................................         116
      11,161       * U.S. Concrete, Inc ...........................          61
      52,014         United States Steel Corp .....................         682
       7,356         Universal Forest Products, Inc ...............         157
      12,000       * URS Corp .....................................         171
      41,744         USEC, Inc ....................................         251
      19,800    b,e* USG Corp .....................................         167
      26,215         Valspar Corp .................................       1,158
       9,129         Watsco, Inc ..................................         150
      19,154         Wausau-Mosinee Paper Corp ....................         215
       3,533       * WCI Communities, Inc .........................          36
       8,300         WD-40 Co .....................................         219
      16,783         Wellman, Inc .................................         226
       6,922         West Pharmaceutical Services, Inc ............         169

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   37

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 BASIC INDUSTRIES--(CONTINUED)
     114,564         Weyerhaeuser Co .............................. $     5,638
       2,532       * William Lyon Homes, Inc ......................          55
      35,570       e Worthington Industries, Inc ..................         542
      33,470       * WR Grace & Co ................................          66
      20,800         York International Corp ......................         532
                                                                    -----------
                   TOTAL BASIC INDUSTRIES                               193,811
                                                                    -----------
 CONSUMER CYCLICAL--10.85%
       2,712      e* 1-800 Contacts, Inc ..........................          75
      21,792       * 99 Cents Only Stores .........................         585
       7,635         Aaron Rents, Inc .............................         167
      44,836       * Abercrombie & Fitch Co (Class A) .............         917
       9,960      e* Acacia Research--Acacia Technologies .........          24
      34,712      e* Acclaim Entertainment, Inc ...................          23
          51       * Acclaim Entertainment, Inc Wts 03/16/04 ......           0
       4,717       * Acme Communication, Inc ......................          38
       7,968         Action Performance Cos, Inc ..................         151
       7,303       * Advance Auto Parts ...........................         357
       7,200         Advanced Marketing Services, Inc .............         106
       6,385       * Aeropostale, Inc .............................          67
       7,561       * AFC Enterprises, Inc .........................         159
       3,873       * Aftermarket Technology Corp ..................          56
       1,023       * Alexander's, Inc .............................          66
      22,256       * Alliance Gaming Corp .........................         379
      15,317       * AMC Entertainment, Inc .......................         136
       5,083      e* Amerco, Inc ..................................          22
      14,056       * American Axle & Manufacturing Holdings, Inc ..         329
      27,951      e* American Eagle Outfitters, Inc ...............         385
       5,295       * Ameristar Casinos, Inc .......................          75
       4,408         Angelica Corp ................................          91
      23,077       * AnnTaylor Stores Corp ........................         471
   2,249,825       * AOL Time Warner, Inc .........................      29,473
      14,462         Apogee Enterprises, Inc ......................         129
      29,299         Applebee's International, Inc ................         679
       8,100         Arctic Cat, Inc ..............................         130
         700       * Arden Group, Inc (Class A) ...................          42
      13,293       * Argosy Gaming Co .............................         252
      35,524         ArvinMeritor, Inc ............................         592
       2,700       * Ascent Media Group, Inc ......................           3
      51,399         Autoliv, Inc .................................       1,076
      17,889       * Aztar Corp ...................................         255
      16,819      e* Bally Total Fitness Holding Corp .............         119
       5,500       e Bandag, Inc ..................................         213
       5,291         Barnes Group, Inc ............................         108
       5,268         Bassett Furniture Industries, Inc ............          75
       2,991       * Beasley Broadcast Group, Inc (Class A) .......          36
       2,082       * Bebe Stores, Inc .............................          28
     153,121       * Bed Bath & Beyond, Inc .......................       5,287
      46,183         Belo Corp (Class A) ..........................         985
       2,401       * Benihana, Inc (Class A) ......................          32
      60,503       * Big Lots, Inc ................................         800
       4,081         Blair Corp ...................................          95
      15,687         Blockbuster, Inc (Class A) ...................         192
      18,377         Bob Evans Farms, Inc .........................         429
      15,000       * Boca Resorts, Inc (Class A) ..................         161
      14,002         BorgWarner, Inc ..............................         706
      17,816         Bowne & Co, Inc ..............................         213
      16,341       * Boyd Gaming Corp .............................         230
       9,345       * Boyds Collection Ltd .........................          62
      51,342       * Brinker International, Inc ...................       1,656
       4,333       * Brookstone, Inc ..............................          63
       9,214         Brown Shoe Co, Inc ...........................         220
      47,293         Brunswick Corp ...............................         939
       7,667      e* Buca, Inc ....................................          64
       3,596       * Buckle, Inc ..................................          65
       9,320         Burlington Coat Factory Warehouse Corp .......         167
       5,161         Bush Industries, Inc (Class A) ...............          25
      71,151      e* Cablevision Systems Corp (Class A) ...........       1,191
       1,325       * Cache, Inc ...................................          18
       7,327       * California Pizza Kitchen, Inc ................         185
      35,876         Callaway Golf Co .............................         475
       1,130       * Carmike Cinemas, Inc .........................          22
       4,790         Cascade Corp .................................          76
      19,242      e* Catalina Marketing Corp ......................         356
       7,700         Cato Corp (Class A) ..........................         166
      27,271         CBRL Group, Inc ..............................         822
      13,637       * CEC Entertainment, Inc .......................         419
       7,311       * Central Garden & Pet Co ......................         135
       5,508       * Championship Auto Racing Teams, Inc ..........          20
       4,236       * Champps Entertainment, Inc ...................          40
       3,844       * Charlotte Russe Holding, Inc .................          41
      61,800       * Charming Shoppes, Inc ........................         258
      63,192      e* Charter Communications, Inc (Class A) ........          75
       4,377       * Checkers Drive-In Restaurant .................          27
       2,432       * Cherokee, Inc ................................          36
       5,387      e* Chicago Pizza & Brewery, Inc .................          37
      37,714      e* Chico's FAS, Inc .............................         713
       5,721      e* Children's Place Retail Stores, Inc ..........          61
      11,527       * Choice Hotels International, Inc .............         262
      12,492       * Christopher & Banks Corp .....................         259
       3,172         Churchill Downs, Inc .........................         121
      25,975       * CKE Restaurants, Inc .........................         112
      22,019         Claire's Stores, Inc .........................         486
     270,887       * Clear Channel Communications, Inc ............      10,101
      46,612       * Coach, Inc ...................................       1,534
       7,400         Coachmen Industries, Inc .....................         117
       2,300       * Coldwater Creek, Inc .........................          44
       4,826       * Cole National Corp ...........................          55
       6,900       * Columbia Sportswear Co .......................         306
     683,314       * Comcast Corp .................................      16,106
     483,829       * Comcast Corp Special .........................      10,930
      33,300         Cooper Tire & Rubber Co ......................         511
      35,253       * Copart, Inc ..................................         417
     108,539       * Cox Communications, Inc (Class A) ............       3,083
      17,804       * Cox Radio, Inc (Class A) .....................         406
       3,615         CPI Corp .....................................          52
       4,272      e* Cross Media Marketing Corp ...................           2
      13,062       * Crown Media Holdings, Inc (Class A) ..........          30
       1,686       * CSS Industries, Inc ..........................          56
       3,085       * Culp, Inc ....................................          26
      15,409       * Cumulus Media, Inc (Class A) .................         229
      78,343         Dana Corp ....................................         921
      90,792         Darden Restaurants, Inc ......................       1,857
       5,615       * Dave & Buster's, Inc .........................          49
     295,032         Delphi Corp ..................................       2,375
       5,641       * Department 56, Inc ...........................          73
       8,240      e* DHB Industries, Inc ..........................          14
      36,341         Dillard's, Inc (Class A) .....................         576
     146,916         Dollar General Corp ..........................       1,756
      12,482       * Dollar Thrifty Automotive Group, Inc .........         264
      59,216       * Dollar Tree Stores, Inc ......................       1,455
      20,251         Donaldson Co, Inc ............................         729
       5,106         Dover Downs Gaming & Entertainment, Inc ......          46
       8,300         Dover Motorsport, Inc ........................          39
      25,326         Dow Jones & Co, Inc ..........................       1,095
      14,600       * Dress Barn, Inc ..............................         194
       7,473       * Dura Automotive Systems, Inc .................          75
     153,210       e Eastman Kodak Co .............................       5,368
     126,532       * EchoStar Communications Corp (Class A) .......       2,817
       6,649      e* Elizabeth Arden, Inc .........................          98

                       SEE NOTES TO FINANCIAL STATEMENTS

38   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 CONSUMER CYCLICAL--(CONTINUED)
      19,448       * Emmis Communications Corp (Class A) .......... $       405
      18,348       * Entercom Communications Corp .................         861
      22,534       * Entravision Communications Corp (Class A) ....         225
      20,686         Equity Inns, Inc .............................         125
       1,836       * Escalade, Inc ................................          37
       6,109      e* EUniverse, Inc ...............................          35
      38,131       * Extended Stay America, Inc ...................         562
      11,000       e Factset Research Systems, Inc ................         311
      83,962         Family Dollar Stores, Inc ....................       2,620
     105,597       * Federated Department Stores, Inc .............       3,037
       9,519       * Finish Line, Inc (Class A) ...................         100
       2,525         Fisher Communications, Inc ...................         133
       2,656         Florida East Coast Industries, Inc (Class B) .          59
      73,845       * Foot Locker, Inc .............................         775
      10,369      e* Footstar, Inc ................................          72
     952,531         Ford Motor Co ................................       8,859
      11,634         Forest City Enterprises, Inc (Class A) .......         388
      10,528       * Fossil, Inc ..................................         214
      70,686       * Fox Entertainment Group, Inc (Class A) .......       1,833
      11,443         Fred's, Inc ..................................         294
       8,471         Friedman's, Inc (Class A) ....................          74
      10,272         G & K Services, Inc (Class A) ................         364
     140,141         Gannett Co, Inc ..............................      10,062
     322,966         Gap, Inc .....................................       5,012
      11,408       * Gaylord Entertainment Co .....................         235
     115,191       * Gemstar-TV Guide International, Inc ..........         374
      17,100         GenCorp, Inc .................................         135
     294,577         General Motors Corp ..........................      10,858
     502,911       * General Motors Corp (Class H) ................       5,381
      10,671       * Genesco, Inc .................................         199
      39,809       * Gentex Corp ..................................       1,260
      91,670         Genuine Parts Co .............................       2,823
      79,472       e Goodyear Tire & Rubber Co ....................         541
       8,085       * Goody's Family Clothing, Inc .................          36
      24,937         Graco, Inc ...................................         714
       4,547         Gray Television, Inc (Class A) ...............          54
         383         Grey Global Group, Inc .......................         234
       9,875       * Group 1 Automotive, Inc ......................         236
       9,543      e* GSI Commerce, Inc ............................          35
       3,800       * Guess?, Inc ..................................          16
       6,968       * Guitar Center, Inc ...........................         115
       6,894       * Gulfmark Offshore, Inc .......................         102
      12,888       * Gymboree Corp ................................         204
       8,596         Hancock Fabrics, Inc .........................         131
      12,700       * Handleman Co .................................         146
     158,978         Harley-Davidson, Inc .........................       7,345
      13,570         Harman International Industries, Inc .........         807
      59,918       * Harrah's Entertainment, Inc ..................       2,373
      18,906       * Harris Interactive, Inc ......................          56
      31,881         Harte-Hanks, Inc .............................         595
       7,796         Haverty Furniture Cos, Inc ...................         108
       8,681       * Hearst-Argyle Television, Inc ................         209
       3,576       * Hibbett Sporting Goods, Inc ..................          86
     174,275         Hilton Hotels Corp ...........................       2,215
      30,771       * Hispanic Broadcasting Corp ...................         632
      28,487         Hollinger International, Inc .................         289
       5,900       * Hollywood Casino Corp (Class A) ..............          72
      27,507       * Hollywood Entertainment Corp .................         415
      16,736      e* Hot Topic, Inc ...............................         383
       8,557       * iDine Rewards Network, Inc ...................          91
      10,292       * IHOP Corp ....................................         247
       5,393       * IMPCO Technologies, Inc ......................          25
       5,299       * Information Holdings, Inc ....................          82
      21,505       * Insight Communications Co, Inc ...............         266
      17,942       * Interactive Data Corp ........................         247
      10,995         Intermet Corp ................................          46
      47,354       * International Game Technology ................       3,595
      14,527         International Speedway Corp (Class A) ........         542
     200,088         Interpublic Group Of Cos, Inc ................       2,817
      12,287       * Intertan, Inc ................................          88
       8,107       * Isle Of Capri Casinos, Inc ...................         107
     140,530         J.C. Penney Co, Inc ..........................       3,234
      19,355       * Jack In The Box, Inc .........................         335
      12,466       * Jakks Pacific, Inc ...........................         168
       7,618      e* Jo-Ann Stores, Inc (Class A) .................         175
      46,514         Johnson Controls, Inc ........................       3,729
       1,874       * Johnson Outdoors, Inc (Class A) ..............          18
      62,889       * Jones Apparel Group, Inc .....................       2,229
      14,392       * Journal Register Co ..........................         256
       9,051       * K2, Inc ......................................          85
      13,400         Kellwood Co ..................................         348
       3,626       * Kenneth Cole Productions, Inc (Class A) ......          74
       5,251       * Keystone Automotive Industries, Inc ..........          79
      17,600         Kimball International, Inc (Class B) .........         251
       9,838       * Kirby Corp ...................................         269
      43,739         Knight Ridder, Inc ...........................       2,766
     153,050       * Kohl's Corp ..................................       8,563
      21,761      e* Krispy Kreme Doughnuts, Inc ..................         735
      13,555       * Kroll, Inc ...................................         259
       6,019         K-Swiss, Inc (Class A) .......................         131
      38,856       * Lamar Advertising Co .........................       1,308
      11,384         Landry's Restaurants, Inc ....................         242
       9,121         LaSalle Hotel Properties .....................         128
      26,528         La-Z-Boy, Inc ................................         636
      34,251       * Lear Corp ....................................       1,140
      23,395         Lee Enterprises, Inc .........................         784
     102,498         Leggett & Platt, Inc .........................       2,300
       8,200         Libbey, Inc ..................................         213
   1,388,534       * Liberty Media Corp (Class A) .................      12,413
     223,029         Limited Brands, Inc ..........................       3,107
       8,711       * Lin TV Corp (Class A) ........................         212
      18,987       * Linens `n Things, Inc ........................         429
      55,846         Liz Claiborne, Inc ...........................       1,656
       5,629       * Lodgenet Entertainment Corp ..................          60
       8,544         Lone Star Steakhouse & Saloon, Inc ...........         165
      11,200      e* Luby's, Inc ..................................          33
      21,408       * Mandalay Resort Group ........................         655
      10,475         Marcus Corp ..................................         149
       3,367         Marine Products Corp .........................          33
     101,220       e Marriott International, Inc (Class A) ........       3,327
       5,000      e* Martha Stewart Living Omnimedia, Inc (Class A)          49
      14,500       * Mascotech, Inc (Escrow) ......................           0
       7,903       * Maxwell Shoe Co, Inc (Class A) ...............          92
     151,231         May Department Stores Co .....................       3,475
      40,512         Maytag Corp ..................................       1,155
       9,581         McClatchy Co (Class A) .......................         544
     668,116         McDonald's Corp ..............................      10,743
     102,084         McGraw-Hill Cos, Inc .........................       6,170
       6,659         Media General, Inc (Class A) .................         399
      28,045       * Mediacom Communications Corp .................         247
       5,605      e* Medis Technologies Ltd .......................          28
      16,420       * Men's Wearhouse, Inc .........................         282
      21,418         Meredith Corp ................................         880
       9,262       * Metro One Telecommunications, Inc ............          60
      23,899       * Metro-Goldwyn-Mayer, Inc .....................         311
      35,508       * MGM Mirage ...................................       1,171
      34,787       * Michaels Stores, Inc .........................       1,089
       8,892       * Micros Systems, Inc ..........................         199
       2,831       * Midas, Inc ...................................          18

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   39

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 CONSUMER CYCLICAL--(CONTINUED)
      15,852      e* Midway Games, Inc ............................ $        66
      14,700         Modine Manufacturing Co ......................         260
      26,812       * Mohawk Industries, Inc .......................       1,527
      12,506       * Monaco Coach Corp ............................         207
       1,639       * Monarch Casino & Resort, Inc .................          23
       2,759       * Monro Muffler Brake, Inc .....................          47
       2,499       * Mossimo, Inc .................................          14
       1,430       * Mothers Work, Inc ............................          50
       9,002       * Movie Gallery, Inc ...........................         117
      14,644       * MSC Industrial Direct Co (Class A) ...........         260
      11,016       * MTR Gaming Group, Inc ........................          88
       5,231      e* Multimedia Games, Inc ........................         144
       9,333         Myers Industries, Inc ........................         100
       2,438         National Presto Industries, Inc ..............          72
      13,344       * Nautica Enterprises, Inc .....................         148
      15,625      e* Nautilus Group, Inc ..........................         209
      12,403      e* Neiman Marcus Group, Inc (Class A) ...........         377
       7,201       * Neiman Marcus Group, Inc (Class B) ...........         197
       5,000       * Netratings, Inc ..............................          36
      70,705         New York Times Co (Class A) ..................       3,233
      38,386         Nike, Inc (Class B) ..........................       1,707
      49,372         Nordstrom, Inc ...............................         937
      13,700       * Oakley, Inc ..................................         141
       8,089       * O'Charley's, Inc .............................         166
      98,313         Omnicom Group, Inc ...........................       6,351
      20,749       * O'Reilly Automotive, Inc .....................         525
       5,334         Oshkosh B'gosh, Inc (Class A) ................         150
       7,783         Oshkosh Truck Corp ...........................         479
      31,399         Outback Steakhouse, Inc ......................       1,081
       3,103         Oxford Industries, Inc .......................          80
       8,613      e* P.F. Chang's China Bistro, Inc ...............         313
      23,866       * Pacific Sunwear Of California, Inc ...........         422
      15,210       * PanAmSat Corp ................................         223
      12,144       * Panera Bread Co (Class A) ....................         423
       6,538      e* Papa John's International, Inc ...............         182
     142,102       * Park Place Entertainment Corp ................       1,194
       4,600      e* Parkervision, Inc ............................          38
      11,826       * Payless Shoesource, Inc ......................         609
      16,256       * Penn National Gaming, Inc ....................         258
       5,307       * Penton Media, Inc ............................           4
      23,000       * Performance Food Group Co ....................         781
      11,770         Phillips-Van Heusen Corp .....................         136
      49,555         Pier 1 Imports, Inc ..........................         938
      12,109       * Pinnacle Entertainment, Inc ..................          84
      30,500       * Pinnacle Systems, Inc ........................         415
       9,219      e* Pixar, Inc ...................................         489
       8,330       * PLATO Learning, Inc ..........................          49
       7,383      e* Playboy Enterprises, Inc (Class B) ...........          75
      12,134       e Polaris Industries, Inc ......................         711
      16,279       * Polo Ralph Lauren Corp .......................         354
      15,500       * Presstek, Inc ................................          71
       1,900       * Pricesmart, Inc ..............................          44
      23,700       * Prime Hospitality Corp .......................         193
      73,645       * Primedia, Inc ................................         152
       6,900       * Private Media Group, Inc .....................          22
       4,664         Pulitzer, Inc ................................         210
       6,430       * Quaker Fabric Corp ...........................          45
      10,241       * Quiksilver, Inc ..............................         273
       4,336       * Racing Champions Ertl Corp ...................          59
      26,006       * Radio One, Inc (Class A) .....................         380
      12,366       * Radio One, Inc (Class D) .....................         178
      10,394       * Rare Hospitality International, Inc ..........         287
      21,244       * Raytech Corp .................................         121
      52,084         Reader's Digest Association, Inc (Class A) ...         786
      25,972       * Reebok International Ltd .....................         764
       9,425         Regal Entertainment Group (Class A) ..........         202
      14,700       * Regent Communications, Inc ...................          87
      22,511         Regis Corp ...................................         585
      18,431       * Rent-A-Center, Inc ...........................         921
      10,197       * Resources Connection, Inc ....................         237
       4,298       * Rex Stores Corp ..............................          44
       3,200         Riviana Foods, Inc ...........................          86
      41,474         Ross Stores, Inc .............................       1,758
      34,200         Ruby Tuesday, Inc ............................         591
      12,808         Russell Corp .................................         214
      23,544       * Ryan's Family Steak Houses, Inc ..............         267
       7,619       * Saga Communications, Inc (Class A) ...........         145
      62,310       * Saks, Inc ....................................         732
       4,417       * Salem Communications Corp (Class A) ..........         110
       3,621      e* Salton, Inc ..................................          35
       4,249         Schawk, Inc ..................................          42
      15,934       * Scholastic Corp ..............................         573
      24,278       * Scientific Games Corp (Class A) ..............         176
      10,283       * Scotts Co (Class A) ..........................         504
       9,500      e* SCP Pool Corp ................................         277
      15,299         Scripps (E.W.) Co (Class A) ..................       1,177
     148,443         Sears Roebuck & Co ...........................       3,555
       3,674       * Shoe Carnival, Inc ...........................          51
      15,092      e* ShopKo Stores, Inc ...........................         188
       9,079      e* Shuffle Master, Inc ..........................         173
      16,071       * Sinclair Broadcast Group, Inc (Class A) ......         187
      34,703      e* Sirius Satellite Radio, Inc ..................          22
      44,641       * Six Flags, Inc ...............................         255
       8,666         Smith (A.O.) Corp ............................         234
      13,863       * Sonic Automotive, Inc ........................         206
      19,254       * Sonic Corp ...................................         395
      23,610       * Sotheby's Holdings, Inc (Class A) ............         212
      19,457       * Spanish Broadcasting System, Inc (Class A) ...         140
       5,609         Spartan Motors, Inc ..........................          64
       7,200         Speedway Motorsports, Inc ....................         186
      12,468      e* Sports Resorts International, Inc ............          73
      10,402       * Stage Stores, Inc ............................         219
       3,458         Standard Motor Products, Inc .................          45
       2,679       * Stanley Furniture Co, Inc ....................          62
     202,139      e* Starbucks Corp ...............................       4,120
     104,460         Starwood Hotels & Resorts Worldwide, Inc .....       2,480
      18,300       * Station Casinos, Inc .........................         324
      15,980         Steelcase, Inc (Class A) .....................         175
      11,165       * Stein Mart, Inc ..............................          68
       4,713       * Steven Madden Ltd ............................          85
       7,200       * Stoneridge, Inc ..............................          86
      21,607         Stride Rite Corp .............................         155
      10,000         Sturm Ruger & Co, Inc ........................          96
       2,819       * Sunbeam Corp Wts 08/24/03 ....................           0
      11,133         Superior Industries International, Inc .......         460
      16,677       * Sylvan Learning Systems, Inc .................         274
      13,317         Talbots, Inc .................................         367
       3,000         Tanger Factory Outlet Centers, Inc ...........          93
     476,415         Target Corp ..................................      14,292
       8,586       * TBC Corp .....................................         103
      19,003       * Tenneco Automotive, Inc ......................          77
      26,348       * The Cheesecake Factory, Inc ..................         952
      16,723       * The Sports Authority, Inc ....................         117
      12,117       * The Steak n Shake Co .........................         121
       4,090       * Thomas Nelson, Inc ...........................          41
       8,000         Thor Industries, Inc .........................         275
      20,475      e* THQ, Inc .....................................         271
      58,063       e Tiffany & Co .................................       1,388
       9,776       * Timberland Co (Class A) ......................         348

                       SEE NOTES TO FINANCIAL STATEMENTS

40   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 CONSUMER CYCLICAL--(CONTINUED)
     283,382       e TJX Cos, Inc .................................. $     5,532
      17,998       * Too, Inc .....................................         423
      19,746       * Topps Co, Inc ................................         172
      31,453       * Tower Automotive, Inc ........................         142
     102,053         Tribune Co ...................................       4,639
       3,139       * Tropical Sportswear International Corp .......          28
      99,344       * U.S.A. Interactive, Inc ......................       2,271
      27,000       * Unifi, Inc ...................................         142
      38,300       * UnitedGlobalcom, Inc (Class A) ...............          92
       7,100       * Universal Electronics, Inc ...................          69
      79,834      e* Univision Communications, Inc (Class A) ......       1,956
       4,036       * Urban Outfitters, Inc ........................          95
       4,356       * Vail Resorts, Inc ............................          66
      26,692       * Valassis Communications, Inc .................         786
       9,309       * Vans, Inc ....................................          53
      17,463       * Vastera, Inc .................................          99
      44,619         VF Corp ......................................       1,609
      12,920       * Viacom, Inc (Class A) ........................         527
     806,019       * Viacom, Inc (Class B) ........................      32,853
      67,754         Visteon Corp .................................         472
      13,600       * Wabash National Corp .........................         114
   1,431,443         Wal-Mart Stores, Inc .........................      72,302
   1,071,341         Walt Disney Co ...............................      17,474
       2,057         Washington Post Co (Class B) .................       1,518
      60,607         Wendy's International, Inc ...................       1,641
       5,287       * West Marine, Inc .............................          72
      17,815      e* Westpoint Stevens, Inc .......................          11
      39,872       * Westwood One, Inc ............................       1,490
      13,124       * Wet Seal, Inc (Class A) ......................         141
      33,721         Whirlpool Corp ...............................       1,761
      24,409         Wiley (John) & Sons, Inc (Class A) ...........         586
      46,850       * Williams-Sonoma, Inc .........................       1,272
       8,238       * Wilsons The Leather Experts, Inc .............          41
       6,349         Winnebago Industries, Inc ....................         249
      11,426       * WMS Industries, Inc ..........................         171
      22,153         Wolverine World Wide, Inc ....................         335
       4,700         Woodward Governor Co .........................         204
       5,093       * World Wrestling Federation Entertainment, Inc .         41
      27,703      e* XM Satellite Radio Holdings, Inc .............          75
     204,865       * Yahoo!, Inc ..................................       3,350
       7,090       * Young Broadcasting, Inc (Class A) ............          93
     155,654       * Yum! Brands, Inc .............................       3,770
      17,193       * Zale Corp ....................................         548
       4,400       * Zenith Electronics Corp ......................           0
      14,800       * Zomax, Inc ...................................          63
                                                                    -----------
                   TOTAL CONSUMER CYCLICAL                              515,350
                                                                    -----------
 CONSUMER NON-CYCLICAL--10.40%
       6,318       * 1-800-Flowers.com, Inc (Class A) .............          39
      11,592       * 7-Eleven, Inc ................................          87
       6,194       * AC Moore Arts & Crafts, Inc ..................          79
      18,580         Alberto-Culver Co (Class B) ..................         936
     197,214         Albertson's, Inc .............................       4,390
      99,889      e* Amazon.Com, Inc ..............................       1,887
      34,683       * American Greetings Corp (Class A) ............         548
       8,673      e* American Italian Pasta Co (Class A) ..........         312
     460,589         Anheuser-Busch Cos, Inc ......................      22,293
       8,274       * Applica, Inc .................................          41
      15,682       * Aramark Corp (Class B) .......................         369
     299,883         Archer Daniels Midland Co ....................       3,719
       3,927       * Asbury Automotive Group, Inc .................          33
      12,426       * Aurora Foods, Inc ............................          10
     104,468       * Autonation, Inc ..............................       1,312
      37,691       * Autozone, Inc ................................       2,663
     124,261         Avon Products, Inc ...........................       6,694
      23,079       * Barnes & Noble, Inc ..........................         417
     134,735       * Best Buy Co, Inc .............................       3,254
      37,618       * BJ's Wholesale Club, Inc .....................         688
      16,915         Blyth, Inc ...................................         453
      42,729       * Borders Group, Inc ...........................         688
       4,800       * Boston Beer Co, Inc (Class A) ................          69
       1,479         Bridgford Foods Corp .........................          17
      18,203         Brown-Forman Corp (Class B) ..................       1,190
      18,255      e* Cadiz, Inc ...................................          10
     118,273       e Campbell Soup Co .............................       2,776
      54,272      e* Carmax, Inc ..................................         970
      20,481         Casey's General Stores, Inc ..................         250
      30,906       * CDW Computer Centers, Inc ....................       1,355
      19,051       * Chiquita Brands International, Inc ...........         253
      18,708         Church & Dwight Co, Inc ......................         569
     108,735         Circuit City Stores, Inc (Circuit City Group) .        807
      88,052         Clorox Co ....................................       3,632
         500         Coca-Cola Bottling Co Consolidated ...........          32
   1,066,231         Coca-Cola Co .................................      46,722
     122,570         Coca-Cola Enterprises, Inc ...................       2,662
     287,479         Colgate-Palmolive Co .........................      15,073
     281,380         Conagra Foods, Inc ...........................       7,037
      38,560       * Constellation Brands, Inc (Class A) ..........         914
      14,503         Coors (Adolph) Co (Class B) ..................         888
      17,635         Corn Products International, Inc .............         531
      10,218      e* Cost Plus, Inc ...............................         293
     238,524       * Costco Wholesale Corp ........................       6,693
     205,791         CVS Corp .....................................       5,139
      47,252       * Dean Foods Co ................................       1,753
       2,300         Deb Shops, Inc ...............................          51
       2,125       * DEL Laboratories, Inc ........................          43
      96,287       * Del Monte Foods Co ...........................         741
      19,264         Delta & Pine Land Co .........................         393
      49,883         Dial Corp ....................................       1,016
      22,325         DIMON, Inc ...................................         134
      22,044         Dole Food Co .................................         718
       9,713         Dreyer's Grand Ice Cream, Inc ................         689
      13,297       * Drugstore.Com, Inc ...........................          32
      11,514       * Duane Reade, Inc .............................         196
      78,563       * eBay, Inc ....................................       5,328
       5,147       * Electronics Boutique Holdings Corp ...........          81
      48,014       * Energizer Holdings, Inc ......................       1,340
      55,151         Estee Lauder Cos (Class A) ...................       1,456
      16,530       e Ethan Allen Interiors, Inc ...................         568
       4,574      e* Expedia, Inc (Class A) .......................         306
         825       * Expedia, Inc Wts 02/04/09 ....................          30
       6,500       * Factory 2-U Stores, Inc ......................          22
       8,511       * FAO, Inc .....................................           4
         457         Farmer Brothers Co ...........................         141
      30,762       e Fastenal Co ..................................       1,150
       2,720       * Finlay Enterprises, Inc ......................          33
      24,708       e Fleming Cos, Inc .............................         162
      11,525         Flowers Foods, Inc ...........................         225
      11,345       * FTI Consulting, Inc ..........................         456
      26,465       * Furniture Brands International, Inc ..........         631
       2,802       * Gaiam, Inc ...................................          29
       5,303       * Galyans Trading Co, Inc ......................          53
       9,234      e* Gamestop Corp ................................          90
       3,212       * Gart Sports Co ...............................          62
     192,455         General Mills, Inc ...........................       9,036
     555,325         Gillette Co ..................................      16,860
       8,532       * Great Atlantic & Pacific Tea Co, Inc .........          69
       1,719       * Green Mountain Coffee, Inc ...................          26
     184,095         H.J. Heinz Co ................................       6,051
      12,480       * Hain Celestial Group, Inc ....................         190

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   41

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 CONSUMER NON-CYCLICAL--(CONTINUED)
      74,206         Hasbro, Inc .................................. $       857
      39,768         Herman Miller, Inc ...........................         732
      49,377         Hershey Foods Corp ...........................       3,330
   1,234,735         Home Depot, Inc ..............................      29,584
       3,334       * Horizon Organic Holding Corp .................          54
      39,273         Hormel Foods Corp ............................         916
      12,700         Hughes Supply, Inc ...........................         347
       5,084         Ingles Markets, Inc (Class A) ................          60
      21,704       * Insight Enterprises, Inc .....................         180
       1,681         Inter Parfums, Inc ...........................          13
      22,300         Interface, Inc (Class A) .....................          68
      38,080         International Flavors & Fragrances, Inc ......       1,337
       8,300       * International Multifoods Corp ................         176
      22,569         Interstate Bakeries Corp .....................         344
       3,075       * J & J Snack Foods Corp .......................         110
      23,315         J.M. Smucker Co ..............................         928
       9,448       * Jill (J.) Group, Inc .........................         132
     129,457         Kellogg Co ...................................       4,436
     147,669         Kraft Foods, Inc (Class A) ...................       5,749
     416,097       * Kroger Co ....................................       6,429
      14,732         Lancaster Colony Corp ........................         576
      12,500         Lance, Inc ...................................         148
       5,552       * Lithia Motors, Inc (Class A) .................          87
      13,522         Loews Corp (Carolina Group) ..................         274
      16,000         Longs Drug Stores Corp .......................         332
     408,005         Lowe's Cos ...................................      15,300
       3,732       * MarineMax, Inc ...............................          44
       8,696       * Marvel Enterprises, Inc ......................          78
     229,208         Mattel, Inc ..................................       4,389
      73,160         McCormick & Co, Inc (Non-Vote) ...............       1,697
       7,178       * Monterey Pasta Co ............................          27
       4,778         Movado Group, Inc ............................          90
       5,590         Nash Finch Co ................................          43
       1,700       * National Beverage Corp .......................          26
       6,340         Nature's Sunshine Products, Inc ..............          62
      21,665       * NBTY, Inc ....................................         381
       2,823      e* NetFlix, Inc .................................          31
     139,687         Newell Rubbermaid, Inc .......................       4,237
      23,000         Nu Skin Enterprises, Inc (Class A) ...........         275
     161,193       * Office Depot, Inc ............................       2,379
      59,852       * OfficeMax, Inc ...............................         299
       7,376         Oneida Ltd ...................................          81
       1,533      e* Overstock.com, Inc ...........................          20
       3,819       * Party City Corp ..............................          46
      15,234       * Pathmark Stores, Inc .........................          77
       3,550       * PC Connection, Inc ...........................          18
       4,434       * Peets Coffee & Tea, Inc ......................          63
       5,454       * Penn Traffic Co ..............................          19
      25,403         Pep Boys-Manny Moe & Jack ....................         295
      92,202         Pepsi Bottling Group, Inc ....................       2,370
      44,693         PepsiAmericas, Inc ...........................         600
     929,056         PepsiCo, Inc .................................      39,225
      31,734       * Perrigo Co ...................................         386
       7,406       * Petco Animal Supplies, Inc ...................         174
      69,478       * Petsmart, Inc ................................       1,190
   1,124,239         Philip Morris Cos, Inc .......................      45,565
       8,300         Pilgrim's Pride Corp (Class B) ...............          68
      14,702       * Playtex Products, Inc ........................         145
      64,666      e* Priceline.com, Inc ...........................         103
       8,220       * Princeton Review, Inc ........................          41
     682,829         Procter & Gamble Co ..........................      58,682
      47,871         R.J. Reynolds Tobacco Holdings, Inc ..........       2,016
      91,162         RadioShack Corp ..............................       1,708
      15,712       * Ralcorp Holdings, Inc ........................         395
       9,126       * Restoration Hardware, Inc ....................          46
       4,366      e* Revlon, Inc (Class A) ........................          13
     213,347      e* Rite Aid Corp ................................         523
       4,881       * Robert Mondavi Corp (Class A) ................         151
      16,400         Ruddick Corp .................................         225
       5,200         Russ Berrie & Co, Inc ........................         176
     240,840       * Safeway, Inc .................................       5,626
       2,700         Sanderson Farms, Inc .........................          56
     412,220         Sara Lee Corp ................................       9,279
       7,760         Schweitzer-Mauduit International, Inc ........         190
         188         Seaboard Corp ................................          45
       7,055       * Seminis, Inc (Class A) .......................          20
      22,951         Sensient Technologies Corp ...................         516
       3,613       * Sharper Image Corp ...........................          63
       7,904       * Skechers U.S.A., Inc (Class A) ...............          67
       6,500       * Smart & Final, Inc ...........................          34
      57,680       * Smithfield Foods, Inc ........................       1,144
      18,100       * Stamps.com, Inc ..............................          85
       6,081         Standard Commercial Corp .....................         110
     244,933       * Staples, Inc .................................       4,482
       2,247       * Steinway Musical Instruments, Inc ............          37
       3,400         Stepan Co ....................................          85
      18,809      e* Summit America Television, Inc ...............          50
       4,200         Tasty Baking Co ..............................          37
      16,912       * The Bombay Co, Inc ...........................          85
       7,587         Thomas Industries, Inc .......................         198
      16,764       * Ticketmaster (Class B) .......................         356
      13,442         Tootsie Roll Industries, Inc .................         412
     101,710       * Toys ORO Us, Inc .............................       1,017
       7,170       * Tractor Supply Co ............................         270
       8,499       * Trans World Entertainment Corp ...............          31
       7,051       * Triarc Cos, Inc ..............................         185
       4,400       * Tuesday Morning Corp .........................          75
      27,521         Tupperware Corp ..............................         415
       9,963       * Tweeter Home Entertainment Group, Inc ........          58
     116,874         Tyson Foods, Inc (Class A) ...................       1,311
       8,545       * United Auto Group, Inc .......................         107
       9,909       * United Natural Foods, Inc ....................         251
      13,711         Universal Corp ...............................         507
      88,737         UST, Inc .....................................       2,966
      10,200       * Valuevision International, Inc (Class A) .....         153
      11,379       e Vector Group Ltd .............................         132
       4,434       * Virbac Corp ..................................          25
     537,716         Walgreen Co ..................................      15,696
       5,435       * Water Pik Technologies, Inc ..................          40
      13,221       * Weight Watchers International, Inc ...........         608
       5,845         Weis Markets, Inc ............................         181
       5,717       * Whitehall Jewellers, Inc .....................          54
      27,517      e* Whole Foods Market, Inc ......................       1,451
      11,737       * Wild Oats Markets, Inc .......................         121
      33,810         Winn-Dixie Stores, Inc .......................         517
      85,160         Wrigley (Wm.) Jr Co ..........................       4,674
      14,098       * Yankee Candle Co, Inc ........................         226
                                                                    -----------
                   TOTAL CONSUMER NON-CYCLICAL                          493,985
                                                                    -----------
 ENERGY--5.66%
       8,441       * 3TEC Energy Corp .............................         120
      36,826         Amerada Hess Corp ............................       2,027
     130,504         Anadarko Petroleum Corp ......................       6,251
      72,239         Apache Corp ..................................       4,117
      36,267         Ashland, Inc .................................       1,035
       4,705       * Atwood Oceanics, Inc .........................         142
     177,291         Baker Hughes, Inc ............................       5,707
       8,466         Berry Petroleum Co (Class A) .................         144
      82,369       * BJ Services Co ...............................       2,661
     105,721         Burlington Resources, Inc ....................       4,509

                       SEE NOTES TO FINANCIAL STATEMENTS

42   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 ENERGY--(CONTINUED)
      14,567         Cabot Oil & Gas Corp (Class A) ............... $       361
      19,354       * Cal Dive International, Inc ..................         455
       4,782         CARBO Ceramics, Inc ..........................         161
      74,600         Chesapeake Energy Corp .......................         577
     560,940         ChevronTexaco Corp ...........................      37,291
      21,195       * Cimarex Energy Co ............................         379
      11,700       * Comstock Resources, Inc ......................         109
     355,164         ConocoPhillips ...............................      17,186
      24,263       * Cooper Cameron Corp ..........................       1,209
      12,808       * Denbury Resources, Inc .......................         145
      75,859         Devon Energy Corp ............................       3,482
      28,572         Diamond Offshore Drilling, Inc ...............         624
       3,545       * Dril-Quip, Inc ...............................          60
       4,689       * Encore Acquisition Co ........................          86
       9,796       * Energy Partners Ltd ..........................         105
      78,179         ENSCO International, Inc .....................       2,302
      61,027         EOG Resources, Inc ...........................       2,436
       9,887       * Evergreen Resources, Inc .....................         443
       7,952      e* Exploration Co Of Delaware, Inc ..............          24
   3,563,548         Exxon Mobil Corp .............................     124,510
      15,739       * Forest Oil Corp ..............................         434
          66       * Forest Oil Corp Wts 02/15/04 .................           1
          66       * Forest Oil Corp Wts 02/15/05 .................           0
      13,500         Frontier Oil Corp ............................         232
       7,998         Getty Realty Corp ............................         152
      36,034       * Global Industries Ltd ........................         150
      46,363       * Grant Prideco, Inc ...........................         540
      86,884       * Grey Wolf, Inc ...............................         347
       3,889       * Gulf Island Fabrication, Inc .................          63
     228,948         Halliburton Co ...............................       4,284
      25,151       * Hanover Compressor Co ........................         231
      17,721       * Harvest Natural Resources, Inc ...............         117
      26,105         Helmerich & Payne, Inc .......................         729
       5,191         Holly Corp ...................................         113
       8,800       * Horizon Offshore, Inc ........................          44
       5,400       * Houston Exploration Co .......................         165
       5,922       * Hydril Co ....................................         140
      24,768       * Input/Output, Inc ............................         105
      52,649         Kerr-McGee Corp ..............................       2,332
      59,134       * Key Energy Services, Inc .....................         530
       2,838         Lufkin Industries, Inc .......................          67
      25,778       * Magnum Hunter Resources, Inc .................         153
       3,704       * Magnum Hunter Resources, Inc Wts 03/21/05 ....           1
     162,766         Marathon Oil Corp ............................       3,465
      19,643       * Maverick Tube Corp ...........................         256
      16,151      e* Meridian Resource Corp .......................          15
      38,586         Murphy Oil Corp ..............................       1,653
      42,512       * National-Oilwell, Inc ........................         928
      23,306       * Newfield Exploration Co ......................         840
      29,961         Noble Energy, Inc ............................       1,125
       9,248       * Nuevo Energy Co ..............................         103
     197,053         Occidental Petroleum Corp ....................       5,606
      92,088         Ocean Energy, Inc ............................       1,839
      12,166       * Oceaneering International, Inc ...............         301
      39,687       * Parker Drilling Co ...........................          88
      12,536         Patina Oil & Gas Corp ........................         397
      37,026       * Patterson-UTI Energy, Inc ....................       1,117
       1,287       * Petroleum Helicopters (Vote) .................          38
      60,299       * Pioneer Natural Resources Co .................       1,523
      12,592       * Plains Exploration & Production Co ...........         123
      12,592       * Plains Resources, Inc ........................         149
      30,219         Pogo Producing Co ............................       1,126
       9,201       * Premcor, Inc .................................         205
      58,007       * Pride International, Inc .....................         864
       5,300       * Prima Energy Corp ............................         119
      26,926       * Range Resources Corp .........................         145
      10,765       * Remington Oil & Gas Corp .....................         177
      49,106         Rowan Cos, Inc ...............................       1,115
       5,700         RPC, Inc .....................................          66
       9,064       * Seacor Smit, Inc .............................         403
      53,096       * Smith International, Inc .....................       1,732
      12,123       * Spinnaker Exploration Co .....................         267
      14,793         St. Mary Land & Exploration Co ...............         370
      11,200       * Stone Energy Corp ............................         374
      35,072         Sunoco, Inc ..................................       1,164
      26,139       * Superior Energy Services, Inc ................         214
      11,771       * Swift Energy Co ..............................         114
      34,975       * Tesoro Petroleum Corp ........................         158
      28,094         Tidewater, Inc ...............................         874
      17,676       * Tom Brown, Inc ...............................         444
      10,090       * Transmontaigne, Inc ..........................          47
      11,233       * Trico Marine Services, Inc ...................          37
      23,039       * Unit Corp ....................................         427
       8,828       * Universal Compression Holdings, Inc ..........         169
     135,333         Unocal Corp ..................................       4,138
      52,941         Valero Energy Corp ...........................       1,956
      41,251       * Varco International, Inc .....................         718
      16,702       * Veritas DGC, Inc .............................         132
      25,400         Vintage Petroleum, Inc .......................         268
       8,580       * Westport Resources Corp ......................         178
      11,954       * W-H Energy Services, Inc .....................         174
       4,524         World Fuel Services Corp .....................          93
      60,879         XTO Energy, Inc ..............................       1,504
                                                                    -----------
                   TOTAL ENERGY                                         268,926
                                                                    -----------
                   FINANCIAL SERVICES--21.58%
       7,738         1st Source Corp ..............................         130
      16,700         21st Century Insurance Group .................         209
      42,246         A.G. Edwards, Inc ............................       1,392
       5,049         ABC Bancorp ..................................          65
       7,332         Acadia Realty Trust ..........................          54
      12,090         Advanta Corp (Class A) .......................         109
      11,693       * Affiliated Managers Group, Inc ...............         588
     271,571         Aflac, Inc ...................................       8,180
       5,051         Alabama National Bancorp .....................         220
       9,355         Alexandria Real Estate Equities, Inc .........         399
      18,301         Alfa Corp ....................................         220
       2,905       * Alleghany Corp ...............................         516
       6,038         Allegiant Bancorp, Inc .......................         110
      54,877       e Allied Capital Corp ..........................       1,198
      27,894       * Allmerica Financial Corp .....................         282
     372,723         Allstate Corp ................................      13,787
      43,886         AMB Property Corp ............................       1,201
      43,998       e Ambac Financial Group, Inc ...................       2,474
      12,950         Amcore Financial, Inc ........................         281
      20,836       e American Capital Strategies Ltd ..............         450
     619,827         American Express Co ..........................      21,911
      15,817         American Financial Group, Inc ................         365
      12,000         American Financial Holdings, Inc .............         359
       4,243         American Home Mortgage Holdings, Inc .........          47
   1,208,127         American International Group, Inc ............      69,890
       2,975         American National Bankshares, Inc ............          77
       5,300         American National Insurance Co ...............         435
       5,463       * American Physicians Capital, Inc .............         103
      80,720      e* AmeriCredit Corp .............................         625
      48,102       * Ameritrade Holding Corp ......................         272
      21,172       eAmerUs Group Co ...............................         599
       7,407         AMLI Residential Properties Trust ............         158
     189,938         AmSouth Bancorp ..............................       3,647
      11,170         Anchor Bancorp Wisconsin, Inc ................         232

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   43

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 FINANCIAL SERVICES--(CONTINUED)
      42,735         Annaly Mortgage Management, Inc .............. $       803
      24,087       e Anthracite Capital, Inc ......................         263
      12,836         Anworth Mortgage Asset Corp ..................         161
     142,768         AON Corp .....................................       2,697
      42,912         Apartment Investment & Management Co (Class A)       1,608
      14,924         Apex Mortgage Capital, Inc ...................          98
      92,562         Archstone-Smith Trust ........................       2,179
      30,204         Arden Realty, Inc ............................         669
      11,500       e Argonaut Group, Inc ..........................         170
       3,470         Arrow Financial Corp .........................         107
      39,986         Associated Banc-Corp .........................       1,357
       8,308         Associated Estates Realty Corp ...............          56
      44,013         Astoria Financial Corp .......................       1,195
      31,187         AvalonBay Communities, Inc ...................       1,221
       2,923         Baldwin & Lyons, Inc (Class B) ...............          69
       6,670         Banc Corp ....................................          52
       1,989         Bancfirst Corp ...............................          93
      42,503         Bancorpsouth, Inc ............................         825
       5,769         Bank Mutual Corp .............................         133
     808,832         Bank Of America Corp .........................      56,270
       7,375         Bank Of Granite Corp .........................         129
      35,911         Bank Of Hawaii Corp ..........................       1,091
     382,528         Bank Of New York Co, Inc .....................       9,165
       2,270         Bank Of The Ozarks, Inc ......................          53
     617,283         Bank One Corp ................................      22,562
      21,902         BankAtlantic Bancorp, Inc (Class A) ..........         207
      77,058         Banknorth Group, Inc .........................       1,742
      11,323       * Bankunited Financial Corp (Class A) ..........         183
       5,270         Banner Corp ..................................          99
      33,274       * Bay View Capital Corp ........................         191
     251,776         BB&T Corp ....................................       9,313
      49,632         Bear Stearns Cos, Inc ........................       2,948
       6,298       * Beazer Homes U.S.A., Inc .....................         382
       7,515         Bedford Property Investors, Inc ..............         193
      21,437         Berkley (W.R.) Corp ..........................         849
       3,188         Berkshire Hills Bancorp, Inc .................          75
       3,151       * BKF Capital Group, Inc .......................          56
       8,902      e* Blackrock, Inc ...............................         351
       7,546       * BOK Financial Corp ...........................         244
      10,050         Boston Private Financial Holdings, Inc .......         200
      34,945         Boston Properties, Inc .......................       1,288
       2,010         Bostonfed Bancorp, Inc .......................          54
       8,900         Boykin Lodging Co ............................          83
      13,857         Brandywine Realty Trust ......................         302
      24,074         BRE Properties, Inc (Class A) ................         751
      31,097         Brookline Bancorp, Inc .......................         370
      25,188         Brown & Brown, Inc ...........................         814
       1,901         Bryn Mawr Bank Corp ..........................          70
       4,600         BSB Bancorp, Inc .............................          96
       1,772         California First National Bancorp ............          23
       4,118         Camden National Corp .........................         100
      19,022         Camden Property Trust ........................         628
      11,310         Capital Automotive REIT ......................         268
       3,700         Capital City Bank Group, Inc .................         145
     108,657         Capital One Financial Corp ...................       3,229
       3,935         Capitol Bancorp Ltd ..........................          91
      11,574         Capitol Federal Financial ....................         333
       4,960         Capstead Mortgage Corp .......................         122
      27,683         CarrAmerica Realty Corp ......................         693
       6,371         Cascade Bancorp ..............................          88
      12,069         Cash America International, Inc ..............         115
      42,853       * Catellus Development Corp ....................         851
       8,082         Cathay Bancorp, Inc ..........................         307
       1,701         CB Bancshares, Inc ...........................          72
      10,680         CBL & Associates Properties, Inc .............         428
       4,427         CCBT Financial Cos, Inc ......................         114
       6,288       * CCC Information Services Group, Inc ..........         112
       5,382         Center Trust, Inc ............................          42
      12,100         Centerpoint Properties Corp ..................         692
       3,796       * Central Coast Bancorp ........................          75
       1,629         Century Bancorp, Inc (Class A) ...............          43
       9,698       * Ceres Group, Inc .............................          19
       6,137         CFS Bancorp, Inc .............................          88
     574,240         Charles Schwab Corp ..........................       6,231
       2,026         Charter Financial Corp .......................          63
      21,700         Charter Municipal Mortgage Acceptance Co .....         377
     121,627         Charter One Financial, Inc ...................       3,494
      11,899         Chateau Communities, Inc .....................         274
      15,903         Chelsea Property Group, Inc ..................         530
      11,820         Chemical Financial Corp ......................         380
      15,475         Chittenden Corp ..............................         394
      44,507       * ChoicePoint, Inc .............................       1,758
      84,990         Chubb Corp ...................................       4,436
      72,364         Cincinnati Financial Corp ....................       2,717
         470       * Citibank West FSB ............................           1
   2,741,790         Citigroup, Inc ...............................      96,484
      13,600       * Citigroup, Inc (Litigation Warrants) .........          14
      23,716         Citizens Banking Corp ........................         588
       4,625         Citizens First Bancorp, Inc ..................          97
      11,236       * Citizens, Inc ................................          84
       3,872         City Bank ....................................          96
       8,821         City Holding Co ..............................         249
      21,064         City National Corp ...........................         927
       7,629       * Clark/Bardes, Inc ............................         147
      13,201       * CNA Financial Corp ...........................         338
       7,818         CNA Surety Corp ..............................          61
       2,206         Coastal Bancorp, Inc .........................          71
       4,249         Coastal Financial Corp .......................          58
       4,166         CoBiz, Inc ...................................          62
      63,466         Colonial Bancgroup, Inc ......................         757
       7,551         Colonial Properties Trust ....................         256
       2,957         Columbia Bancorp .............................          65
       7,287       * Columbia Banking System, Inc .................          92
      93,853       e Comerica, Inc ................................       4,058
      30,412         Commerce Bancorp, Inc ........................       1,313
      32,311         Commerce Bancshares, Inc .....................       1,269
      12,931         Commerce Group, Inc ..........................         485
      23,659         Commercial Federal Corp ......................         552
      19,487         Commercial Net Lease Realty, Inc .............         299
       3,955         Commonwealth Bancorp, Inc ....................         183
       5,913         Community Bank System, Inc ...................         185
       3,828         Community Banks, Inc .........................         106
      21,055         Community First Bankshares, Inc ..............         557
       6,730         Community Trust Bancorp, Inc .................         169
      66,929         Compass Bancshares, Inc ......................       2,093
       8,758       * CompuCredit Corp .............................          62
       5,803         Connecticut Bancshares, Inc ..................         223
      24,524         Cornerstone Realty Income Trust, Inc .........         195
       9,206         Corporate Office Properties Trust ............         129
       3,666         Correctional Properties Trust ................          80
      14,619       * Corrections Corp Of America ..................         251
       4,800         Corus Bankshares, Inc ........................         210
      54,327         Countrywide Financial Corp ...................       2,806
      19,039         Cousins Properties, Inc ......................         470
       7,200         CPB, Inc .....................................         198
      13,625         Crawford & Co (Class B) ......................          68
       6,824       * Credit Acceptance Corp .......................          44
       1,040       * Crescent Operating, Inc ......................           0
      42,854         Crescent Real Estate Equities Co .............         713

                       SEE NOTES TO FINANCIAL STATEMENTS

44  College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 FINANCIAL SERVICES--(CONTINUED)
      12,857         Crown American Realty Trust .................. $       118
      15,175       * CSK Auto Corp ................................         167
      26,913         Cullen/Frost Bankers, Inc ....................         880
       1,331         Curtiss-Wright Corp (Class B) ................          83
      13,753         CVB Financial Corp ...........................         350
       6,823         Delphi Financial Group, Inc (Class A) ........         259
      28,629         Developers Diversified Realty Corp ...........         630
      11,516         Dime Community Bancshares ....................         221
      30,229         Doral Financial Corp .........................         865
      11,167         Downey Financial Corp ........................         436
      71,262         Duke Realty Corp .............................       1,814
     146,900       * E* trade Group, Inc ..........................         714
      12,500         East West Bancorp, Inc .......................         451
       7,804         Eastgroup Properties, Inc ....................         199
      30,770         Eaton Vance Corp .............................         869
       7,100       * Electro Rent Corp ............................          86
       1,197         EMC Insurance Group, Inc .....................          21
       9,100         Entertainment Properties Trust ...............         214
     218,902         Equity Office Properties Trust ...............       5,468
       3,399       e Equity One, Inc ..............................          45
     144,255         Equity Residential ...........................       3,546
      11,962         Erie Indemnity Co (Class A) ..................         434
       7,561         Essex Property Trust, Inc ....................         384
       7,284       * Euronet Worldwide, Inc .......................          55
       5,645         F & M Bancorp ................................         181
     523,206         Fannie Mae ...................................      33,658
       3,145         Farmers Capital Bank Corp ....................         105
       5,836         FBL Financial Group, Inc (Class A) ...........         114
      10,531         FBR Asset Investment Corp ....................         357
       4,106      e* Federal Agricultural Mortgage Corp (Class C) .         126
      20,104         Federal Realty Investment Trust ..............         565
      43,111         Federated Investors, Inc (Class B) ...........       1,094
      26,249       e FelCor Lodging Trust, Inc ....................         300
       8,548         Fidelity Bankshares, Inc .....................         153
      50,255         Fidelity National Financial, Inc .............       1,650
     268,002       e Fifth Third Bancorp ..........................      15,692
       6,685       * Financial Federal Corp .......................         168
       4,001         Financial Industries Corp ....................          57
       3,968         Financial Institutions, Inc ..................         117
      37,424         First American Corp ..........................         831
       3,888         First Bancorp (North Carolina) ...............          91
      17,381         First Bancorp (Puerto Rico) ..................         393
         500       * First Banks America, Inc .....................          20
       4,600         First Busey Corp (Class A) ...................         106
      16,100         First Charter Corp ...........................         290
       3,200         First Citizens Bancshares, Inc (Class A) .....         309
      31,022         First Commonwealth Financial Corp ............         357
       5,093         First Community Bancorp ......................         168
       4,569         First Community Bancshares, Inc ..............         141
       2,716         First Defiance Financial Corp ................          51
       3,519         First Essex Bancorp, Inc .....................         118
       9,031         First Federal Capital Corp ...................         174
      18,858         First Financial Bancorp ......................         309
       6,510         First Financial Bankshares, Inc ..............         247
       3,500         First Financial Corp (Indiana) ...............         170
       7,000         First Financial Holdings, Inc ................         173
       5,900         First Indiana Corp ...........................         109
       7,811         First Merchants Corp .........................         178
      25,373         First Midwest Bancorp, Inc ...................         678
       3,909         First National Corp ..........................          94
       4,900         First Niagara Financial Group, Inc ...........         128
       2,201         First Oak Brook Bancshares, Inc ..............          69
       1,800         First Of Long Island Corp ....................          66
       6,530         First Place Financial Corp ...................         109
       5,561       * First Republic Bank ..........................         111
      12,720         First Sentinel Bancorp, Inc ..................         183
       1,441         First South Bancorp, Inc .....................          51
       3,011         First State Bancorp ..........................          75
      66,510         First Tennessee National Corp ................       2,390
      37,620         First Virginia Banks, Inc ....................       1,401
       3,833         Firstfed America Bancorp, Inc ................          95
       8,919       * FirstFed Financial Corp ......................         258
      44,712         FirstMerit Corp ..............................         968
       6,884         Flagstar Bancorp, Inc ........................         149
     550,143         FleetBoston Financial Corp ...................      13,368
       5,103         Flushing Financial Corp ......................          84
      22,959         FNB Corp .....................................         632
       2,977         FNB Corp (Virginia) ..........................          71
       4,492      e* FPIC Insurance Group, Inc ....................          31
       1,389         Franklin Financial Corp ......................          32
      89,471         Franklin Resources, Inc ......................       3,049
     364,570         Freddie Mac ..................................      21,528
      31,800       e Fremont General Corp .........................         143
       8,707       * Friedman, Billings, Ramsey Group, Inc ........          81
       8,443         Frontier Financial Corp ......................         216
      54,234         Fulton Financial Corp ........................         958
       3,422       * Gabelli Asset Management, Inc (Class A) ......         103
      13,000         Gables Residential Trust .....................         324
      45,254         Gallagher (Arthur J.) & Co ...................       1,330
      31,357       * Gartner, Inc (Class A) .......................         288
      12,190       * Gartner, Inc (Class B) .......................         115
       3,954         GBC Bancorp ..................................          77
      32,596       e General Growth Properties, Inc ...............       1,695
       5,008         German American Bancorp ......................          78
       8,510         Glacier Bancorp, Inc .........................         201
       4,530         Gladstone Capital Corp .......................          75
       8,020         Glenborough Realty Trust, Inc ................         143
      15,721         Glimcher Realty Trust ........................         279
      17,300         Gold Banc Corp, Inc ..........................         172
      65,754         Golden West Financial Corp ...................       4,722
     126,796         Goldman Sachs Group, Inc .....................       8,635
       2,644         Granite State Bankshares, Inc ................         116
       3,733         Great American Financial Resources, Inc ......          64
       7,153         Great Lakes REIT, Inc ........................         119
       3,028         Great Southern Bancorp, Inc ..................         111
      24,108       e Greater Bay Bancorp ..........................         417
      44,618         Greenpoint Financial Corp ....................       2,016
       6,998         Hancock Holding Co ...........................         312
       4,463       * Hanmi Financial Corp .........................          75
      11,295         Harbor Florida Bancshares, Inc ...............         254
      15,559         Harleysville Group, Inc ......................         411
      10,204         Harleysville National Corp ...................         273
     129,934         Hartford Financial Services Group, Inc .......       5,903
       3,901       * Hawthorne Financial Corp .....................         111
      32,693         HCC Insurance Holdings, Inc ..................         804
      30,061         Health Care Property Investors, Inc ..........       1,151
      20,475         Health Care REIT, Inc ........................         554
      22,020         Healthcare Realty Trust, Inc .................         644
       9,597         Heritage Property Investment Trust ...........         240
      84,051         Hibernia Corp (Class A) ......................       1,617
      27,900         Highwoods Properties, Inc ....................         617
      17,500         Hilb, Rogal & Hamilton Co ....................         716
      13,723         Home Properties Of New York, Inc .............         473
      38,278      e* Homestore, Inc ...............................          33
      28,552         Hooper Holmes, Inc ...........................         175
      18,745         Horace Mann Educators Corp ...................         287
      32,829         Hospitality Properties Trust .................       1,156
     123,760      e* Host Marriott Corp ...........................       1,095
     239,824         Household International, Inc .................       6,670

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   45

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 FINANCIAL SERVICES--(CONTINUED)
      67,342         HRPT Properties Trust ........................ $       555
      39,070         Hudson City Bancorp, Inc .....................         728
       7,864         Hudson River Bancorp, Inc ....................         195
      23,817         Hudson United Bancorp ........................         741
       5,491         Humboldt Bancorp .............................          58
     129,873         Huntington Bancshares, Inc ...................       2,430
       3,145         IberiaBank Corp ..............................         126
      22,050         IMPAC Mortgage Holdings, Inc .................         254
      27,149         Independence Community Bank Corp .............         689
       1,671       * Independence Holding Co ......................          36
       6,249         Independent Bank Corp (Massachusetts) ........         142
       6,537       * Independent Bank Corp (Michigan) .............         198
      29,913       * IndyMac Bancorp, Inc .........................         553
      13,960         Innkeepers U.S.A. Trust ......................         107
       9,800       * Insignia Financial Group, Inc ................          71
      28,684       e Instinet Group, Inc ..........................         121
       5,078       * Insurance Auto Auctions, Inc .................          84
       7,890         Integra Bank Corp ............................         141
       4,384         Interchange Financial Services Corp ..........          71
      11,891         International Bancshares Corp ................         469
      25,708       * Investment Technology Group, Inc .............         575
      33,851       e Investors Financial Services Corp ............         927
      16,347         Investors Real Estate Trust ..................         163
      17,700         IRT Property Co ..............................         210
       7,712         Irwin Financial Corp .........................         127
      26,277         iStar Financial, Inc .........................         737
       2,361       * Itla Capital Corp ............................          78
      22,498       * ITT Educational Services, Inc ................         530
   1,045,996         JP Morgan Chase & Co .........................      25,104
      18,382       e JDN Realty Corp ..............................         201
      10,080         Jefferies Group, Inc .........................         423
      78,694         Jefferson-Pilot Corp .........................       2,999
     154,697         John Hancock Financial Services, Inc .........       4,316
      11,322         John Nuveen Co (Class A) .....................         287
      15,900       * Jones Lang LaSalle, Inc ......................         245
       1,878         Kansas City Life Insurance Co ................          71
     223,823         KeyCorp ......................................       5,627
       8,839         Keystone Property Trust ......................         150
      12,905         Kilroy Realty Corp ...........................         297
      48,156         Kimco Realty Corp ............................       1,475
      42,711       * Knight Trading Group, Inc ....................         205
       9,731         Koger Equity, Inc ............................         152
       9,411         Kramont Realty Trust .........................         138
      71,078       * La Quinta Corp ...............................         313
      24,591      e* LaBranche & Co, Inc ..........................         655
       6,033         Lakeland Bancorp, Inc ........................         108
       2,607         Lakeland Financial Corp ......................          61
       9,640         Landamerica Financial Group, Inc .............         342
         633         Leeds Federal Bankshares, Inc ................          20
      33,844       e Legg Mason, Inc ..............................       1,643
     128,259         Lehman Brothers Holdings, Inc ................       6,835
       4,160      e* LendingTree, Inc .............................          54
      18,943         Leucadia National Corp .......................         707
      13,338         Lexington Corporate Properties Trust .........         212
       8,758         Liberty Corp .................................         340
      97,397         Lincoln National Corp ........................       3,076
      11,560         LNR Property Corp ............................         409
      10,360       * Local Financial Corp .........................         152
       4,318         LSB Bancshares, Inc ..........................          70
       7,201         LTC Properties, Inc ..........................          48
      41,540         M & T Bank Corp ..............................       3,296
       3,413         Macatawa Bank Corp ...........................          68
      17,067         Macerich Co ..................................         525
      22,489         Mack-Cali Realty Corp ........................         681
       9,817         MAF Bancorp, Inc .............................         333
       5,266       e Main Street Banks, Inc .......................         101
       2,997         MainSource Financial Group, Inc ..............          72
       6,722         Manufactured Home Communities, Inc ...........         199
       4,342       * Markel Corp ..................................         892
     287,750         Marsh & McLennan Cos, Inc ....................      13,297
     117,230         Marshall & Ilsley Corp .......................       3,210
       1,945         MASSBANK Corp ................................          55
       5,772         MB Financial, Inc ............................         201
      77,592       e MBIA, Inc ....................................       3,403
     557,783         MBNA Corp ....................................      10,609
      12,123         MCG Capital Corp .............................         130
         500       * MEEMIC Holdings, Inc .........................          14
     231,733         Mellon Financial Corp ........................       6,051
      36,774         Mercantile Bankshares Corp ...................       1,419
       2,038         Merchants Bancshares, Inc ....................          46
      13,651         Mercury General Corp .........................         513
      21,840         Meristar Hospitality Corp ....................         144
       4,655       * Meritage Corp ................................         157
     451,124         Merrill Lynch & Co, Inc ......................      17,120
     155,605         MetLife, Inc .................................       4,208
      16,812       e Metris Cos, Inc ..............................          42
      22,862         MFA Mortgage Investments, Inc ................         192
         324       * MFN Financial Corp Series B Wts 03/23/03 .....           0
         324       * MFN Financial Corp Series C Wts 03/23/04 .....           0
      47,970       e MGIC Investment Corp .........................       1,981
       9,262         Mid Atlantic Realty Trust ....................         161
       7,198         Mid-America Apartment Communities, Inc .......         176
       4,300         Midland Co ...................................          82
      12,809         Mid-State Bancshares .........................         210
       5,121         Midwest Banc Holdings, Inc ...................          97
      11,370         Mills Corp ...................................         334
       7,660         Mission West Properties, Inc .................          76
      23,415         MONY Group, Inc ..............................         561
     578,795         Morgan Stanley ...............................      23,105
       2,036         Nara Bancorp, Inc ............................          42
       1,557         NASB Financial, Inc ..........................          36
     319,988         National City Corp ...........................       8,742
     108,420         National Commerce Financial Corp .............       2,586
      10,215         National Health Investors, Inc ...............         164
       3,028         National Health Realty, Inc ..................          44
       9,778         National Penn Bancshares, Inc ................         260
       1,100       * National Western Life Insurance Co (Class A) .         106
      12,151         Nationwide Financial Services, Inc (Class A) .         348
      25,908         Nationwide Health Properties, Inc ............         387
       2,064       * Navigators Group, Inc ........................          47
       3,550         NBC Capital Corp .............................          89
      15,780         NBT Bancorp, Inc .............................         269
      25,799       * NetBank, Inc .................................         250
      29,280         Neuberger Berman, Inc ........................         981
       8,438       e New Century Financial Corp ...................         214
      49,112         New Plan Excel Realty Trust ..................         938
      56,237         New York Community Bancorp, Inc ..............       1,624
      86,063         North Fork Bancorp, Inc ......................       2,904
     102,958         Northern Trust Corp ..........................       3,609
       5,539         Northwest Bancorp, Inc .......................          82
       5,322       e Novastar Financial, Inc ......................         165
         736       * NYMAGIC, Inc .................................          14
       5,526         OceanFirst Financial Corp ....................         124
      18,400       * Ocwen Financial Corp .........................          52
       9,057         Odyssey Re Holdings Corp .....................         160
      26,584       * Ohio Casualty Corp ...........................         344
      32,360         Old National Bancorp .........................         786
      62,803         Old Republic International Corp ..............       1,758
       3,728         Old Second Bancorp, Inc ......................         138

                       SEE NOTES TO FINANCIAL STATEMENTS

46   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 FINANCIAL SERVICES--(CONTINUED)
       4,300         Omega Financial Corp ......................... $       154
       6,218         Oriental Financial Group, Inc ................         153
      18,499         Pacific Capital Bancorp ......................         471
      10,000       * Pacific Gulf Properties Liquid Trust .........          18
       8,274         Pacific Northwest Bancorp ....................         207
       5,418       * Pacific Union Bank ...........................          62
      17,615         Pan Pacific Retail Properties, Inc ...........         643
       6,246         Park National Corp ...........................         617
       2,446         Parkvale Financial Corp ......................          56
       3,991         Parkway Properties, Inc ......................         140
       3,372         Partners Trust Financial Group, Inc ..........          54
       3,064         Peapack Gladstone Financial Corp .............         105
       2,542         Pennfed Financial Services, Inc ..............          69
       3,553         Pennrock Financial Services Corp .............          99
       7,342         Pennsylvania Real Estate Investment Trust ....         191
       4,025         Peoples Bancorp, Inc .........................         103
      13,110         People's Bank ................................         330
       2,976         Peoples Holding Co ...........................         121
       5,786         PFF Bancorp, Inc .............................         181
       8,755       * Philadelphia Consolidated Holding Corp .......         310
      52,731      e* Phoenix Cos, Inc .............................         401
       3,338       * Pico Holdings, Inc ...........................          45
      14,037       e PMA Capital Corp (Class A) ...................         201
      47,491         PMI Group, Inc ...............................       1,427
     148,766         PNC Financial Services Group, Inc ............       6,233
      71,823         Popular, Inc .................................       2,428
       2,567         Port Financial Corp ..........................         115
      17,719         Post Properties, Inc .........................         423
      16,117         Prentiss Properties Trust ....................         456
      10,542         Presidential Life Corp .......................         105
       9,430       * Price Legacy Corp ............................          26
     156,989         Principal Financial Group ....................       4,730
       1,867         PrivateBancorp, Inc ..........................          71
      12,641       * ProAssurance Corp ............................         265
     101,180         Progressive Corp .............................       5,022
      84,433         Prologis .....................................       2,123
       6,600         Prosperity Bancshares, Inc ...................         125
      35,893         Protective Life Corp .........................         988
       1,500         Provident Bancorp, Inc .......................          47
      12,605         Provident Bankshares Corp ....................         291
      22,229       e Provident Financial Group, Inc ...............         579
     138,520       * Providian Financial Corp .....................         899
     307,662         Prudential Financial, Inc ....................       9,765
       5,122         PS Business Parks, Inc .......................         163
      52,308         Public Storage, Inc ..........................       1,690
       2,627       * Quaker City Bancorp, Inc .....................          87
       8,014         R & G Financial Corp (Class B) ...............         186
      47,214         Radian Group, Inc ............................       1,754
       8,001         RAIT Investment Trust ........................         173
       4,554         Ramco-Gershenson Properties ..................          90
      20,529       e Raymond James Financial, Inc .................         607
      17,600         Realty Income Corp ...........................         616
      27,212       e Reckson Associates Realty Corp ...............         573
       1,013         Reckson Associates Realty Corp (Class B) .....          23
       5,582         Redwood Trust, Inc ...........................         155
      12,595         Regency Centers Corp .........................         408
     120,559         Regions Financial Corp .......................       4,022
       8,863         Reinsurance Group Of America, Inc ............         240
      27,268         Republic Bancorp, Inc ........................         321
       4,200         Republic Bancorp, Inc (Class A) (Kentucky) ...          47
       2,700       * Republic Bancshares, Inc .....................          53
       8,396         Resource America, Inc (Class A) ..............          76
      15,400         RFS Hotel Investors, Inc .....................         167
       7,088         Riggs National Corp ..........................         110
       6,502         RLI Corp .....................................         181
      38,700         Roslyn Bancorp, Inc ..........................         698
      39,403         Rouse Co .....................................       1,249
       2,916         Royal Bancshares Of Pennsylvania (Class A) ...          62
      14,072         S & T Bancorp, Inc ...........................         353
       2,954         S.Y. Bancorp, Inc ............................         110
      71,653         Safeco Corp ..................................       2,484
       7,500         Sandy Spring Bancorp, Inc ....................         236
       4,230         Santander Bancorp ............................          55
       5,700         Saul Centers, Inc ............................         136
      14,357       * Saxon Capital, Inc ...........................         180
       5,364         Seacoast Banking Corp Of Florida .............         101
      12,410         Seacoast Financial Services Corp .............         248
       4,406         Second Bancorp, Inc ..........................         117
      39,831         SEI Investments Co ...........................       1,083
      13,800         Selective Insurance Group, Inc ...............         347
      23,566         Senior Housing Properties Trust ..............         250
      23,691       * Silicon Valley Bancshares ....................         432
       3,680         Simmons First National Corp (Class A) ........         135
      73,813         Simon Property Group, Inc ....................       2,515
       5,888         Sizeler Property Investors ...................          55
      39,174         Sky Financial Group, Inc .....................         780
      13,900         SL Green Realty Corp .........................         439
      77,317         SLM Corp .....................................       8,030
      37,269       * SoundView Technology Group, Inc ..............          56
      23,687         South Financial Group, Inc ...................         489
     182,194         SouthTrust Corp ..............................       4,528
      14,944       * Southwest Bancorp Of Texas, Inc ..............         431
       2,630         Southwest Bancorp, Inc .......................          68
     136,533         Sovereign Bancorp, Inc .......................       1,918
       6,500         Sovran Self Storage, Inc .....................         184
       3,769         St. Francis Capital Corp .....................          88
      15,634         St. Joe Co ...................................         469
     117,617       e St. Paul Cos, Inc ............................       4,005
      15,466         Stancorp Financial Group, Inc ................         756
       6,500         State Auto Financial Corp ....................         101
       3,748         State Bancorp, Inc ...........................          67
     170,895         State Street Corp ............................       6,665
      29,081       e Staten Island Bancorp, Inc ...................         586
       5,386         Sterling Bancorp .............................         142
      20,163         Sterling Bancshares, Inc .....................         246
       8,847         Sterling Financial Corp (Pennsylvania) .......         209
       5,944       * Sterling Financial Corp (Spokane) ............         112
       8,933       * Stewart Information Services Corp ............         191
     116,788      e* Stilwell Financial, Inc ......................       1,526
       2,100         Student Loan Corp ............................         205
       6,156         Suffolk Bancorp ..............................         195
       2,689         Summit Bancshares, Inc .......................          52
      11,664         Summit Properties, Inc .......................         208
       3,267       * Sun Bancorp, Inc (New Jersey) ................          43
       2,522         Sun Bancorp, Inc (Pennsylvania) ..............          46
       7,790         Sun Communities, Inc .........................         285
     130,810         SunTrust Banks, Inc ..........................       7,446
       3,565         Superior Financial Corp ......................          65
      20,525         Susquehanna Bancshares, Inc ..................         428
       6,972         SWS Group, Inc ...............................          95
     155,245         Synovus Financial Corp .......................       3,012
      11,150       * Syntroleum Corp ..............................          19
      55,363         T Rowe Price Group, Inc ......................       1,510
      14,805         Taubman Centers, Inc .........................         240
      40,268         TCF Financial Corp ...........................       1,759
      11,693         Texas Regional Bancshares, Inc (Class A) .....         416
      26,226         Thornburg Mortgage, Inc ......................         527
   1,352,091         TIAA-CREF Institutional Equity Index Fund ....       9,370
       3,891         Tompkins Trustco, Inc ........................         172

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   47

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 FINANCIAL SERVICES--(CONTINUED)
      63,565         Torchmark Corp ............................... $     2,322
       7,600         Town & Country Trust .........................         160
      15,805       * Trammell Crow Co .............................         142
      11,058         Transatlantic Holdings, Inc ..................         738
       1,459       * Transcontinental Realty Investors, Inc .......          26
     246,261       * Travelers Property Casualty Corp (Class A) ...       3,608
     252,482       * Travelers Property Casualty Corp (Class B) ...       3,699
       4,101       * Triad Guaranty, Inc ..........................         151
       2,579         Trico Bancshares .............................          63
      46,861         Trizec Properties, Inc .......................         440
       4,414         Troy Financial Corp ..........................         119
       9,700         Trust Co Of New Jersey .......................         270
      37,626         Trustco Bank Corp NY .........................         406
      22,746         Trustmark Corp ...............................         540
   1,004,391         U.S. Bancorp .................................      21,313
      10,030         e U.S. Restaurant Properties, Inc ............         141
       6,084         U.S.B. Holding Co, Inc .......................         108
       9,466         UCBH Holdings, Inc ...........................         402
      19,818       * UICI .........................................         308
       8,414         UMB Financial Corp ...........................         322
      14,863         Umpqua Holdings Corp .........................         271
       3,856         Union Bankshares Corp ........................         105
     106,439         Union Planters Corp ..........................       2,995
      26,635         UnionBanCal Corp .............................       1,046
      19,099         United Bankshares, Inc .......................         555
       8,777         United Community Banks, Inc ..................         214
      16,400         United Community Financial Corp ..............         142
      56,249         United Dominion Realty Trust, Inc ............         920
       3,792         United Fire & Casualty Co ....................         127
       9,407         United National Bancorp ......................         217
      27,616       * United Rentals, Inc ..........................         297
      24,235         Unitrin, Inc .................................         708
      11,917       * Universal American Financial Corp ............          69
       5,879         Universal Health Realty Income Trust .........         154
      11,766         Unizan Financial Corp ........................         232
     127,271         UnumProvident Corp ...........................       2,232
       9,027         Urstadt Biddle Properties, Inc (Class A) .....         100
      49,758         Valley National Bancorp ......................       1,312
         800         Value Line, Inc ..............................          35
      17,109         Vesta Insurance Group, Inc ...................          47
       3,724         Virginia Financial Group, Inc ................         111
      37,662         Vornado Realty Trust .........................       1,401
      23,039         W Holding Co, Inc ............................         378
     719,118         Wachovia Corp ................................      26,205
      38,167         Waddell & Reed Financial, Inc (Class A) ......         751
       1,872         Warwick Community Bancorp ....................          53
      33,365         Washington Federal, Inc ......................         829
     511,705         Washington Mutual, Inc .......................      17,669
      19,412         Washington Real Estate Investment Trust ......         495
       6,660         Washington Trust Bancorp, Inc ................         130
      19,876       e Waypoint Financial Corp ......................         354
      25,429         Webster Financial Corp .......................         885
      23,801         Weingarten Realty Investors ..................         877
     898,859         Wells Fargo & Co .............................      42,130
       2,722       * Wellsford Real Properties, Inc ...............          43
      11,300         Wesbanco, Inc ................................         264
         760         Wesco Financial Corp .........................         236
       8,109         West Coast Bancorp ...........................         123
      17,540         Westamerica Bancorp ..........................         705
       5,953         Westcorp .....................................         125
       2,541         Westfield Financial, Inc .....................          39
       3,522       * WFS Financial, Inc ...........................          74
      21,000         Whitney Holding Corp .........................         700
       2,480         Willow Grove Bancorp, Inc ....................          34
      34,613         Wilmington Trust Corp ........................       1,097
       8,628         Winston Hotels, Inc ..........................          67
       7,757         Wintrust Financial Corp ......................         243
       5,669       * World Acceptance Corp ........................          43
       4,067         WSFS Financial Corp ..........................         134
      76,089       * Wyndham International, Inc (Class A) .........          18
       3,017         Yardville National Bancorp ...................          52
       4,212         Zenith National Insurance Corp ...............          99
      48,236         Zions Bancorp ................................       1,898
                                                                    -----------
                   TOTAL FINANCIAL SERVICES                           1,025,328
                                                                    -----------
 HEALTH CARE--15.23%
       5,629       * aaiPharma, Inc ...............................          79
     820,012         Abbott Laboratories ..........................      32,800
      40,435       * Abgenix, Inc .................................         298
       6,372      e* Abiomed, Inc .................................          23
       5,559      e* Acacia Research--CombiMatrix .................          20
      23,043       * Accredo Health, Inc ..........................         812
      16,456       * Adolor Corp ..................................         226
      15,270       * Advanced Medical Optics, Inc .................         183
       4,744       * Advanced Neuromodulation Systems, Inc ........         167
      38,741       * AdvancePCS ...................................         860
       2,866       * Advisory Board Co/The ........................          86
      76,589       e Aetna, Inc ...................................       3,149
      26,363      e* Affymetrix, Inc ..............................         603
      13,471      e* Aksys Ltd ....................................          71
       7,240       * Alaris Medical, Inc ..........................          44
      10,844       * Albany Molecular Research, Inc ...............         160
      20,394       * Alderwoods Group Inc .........................          97
       9,569       * Alexion Pharmaceuticals, Inc .................         135
      16,394      e* Align Technology, Inc ........................          45
      28,970       * Alkermes, Inc ................................         182
      70,618         Allergan, Inc ................................       4,069
       5,958       * Alliance Imaging, Inc ........................          32
      11,738      e* Allos Therapeutics, Inc ......................          88
      11,824       * Allscripts Healthcare Solutions, Inc .........          28
      15,577         Alpharma, Inc (Class A) ......................         186
       5,461      e* American Healthways, Inc .....................          96
       3,153       * American Medical Security Group, Inc .........          44
       9,974       * American Medical Systems Holdings, Inc .......         162
       4,304      e* American Pharmaceutical Partners, Inc ........          77
       4,917       * AMERIGROUP Corp ..............................         149
      14,868       * Ameripath, Inc ...............................         320
      55,009         AmerisourceBergen Corp .......................       2,988
     620,761       * Amgen, Inc ...................................      30,008
       7,148       * AMN Healthcare Services, Inc .................         121
      10,573       * Amsurg Corp ..................................         216
      31,835      e* Amylin Pharmaceuticals, Inc ..................         514
      33,246       * Andrx Corp ...................................         488
      74,335       * Anthem, Inc ..................................       4,676
      11,153      e* Antigenics, Inc ..............................         114
      12,500      e* Aphton Corp ..................................          49
      52,860       * Apogent Technologies, Inc ....................       1,099
     111,493         Applera Corp (Applied Biosystems Group) ......       1,956
      36,286       * Applera Corp (Celera Genomics Group) .........         347
       8,233       * Applied Molecular Evolution ..................          17
      21,200       * Apria Healthcare Group, Inc ..................         471
      10,615       * Arena Pharmaceuticals, Inc ...................          69
      18,700       * Ariad Pharmaceuticals, Inc ...................          45
      10,607       * Arqule, Inc ..................................          32
       9,645       * Array Biopharma, Inc .........................          54
       4,964         Arrow International, Inc .....................         202
      11,165       * Arthrocare Corp ..............................         110
      12,732       * Atherogenics, Inc ............................          94
      10,582       * Atrix Laboratories, Inc ......................         162
      30,400       * AVANIR Pharmaceuticals (Class A) .............          30

                       SEE NOTES TO FINANCIAL STATEMENTS

48   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 HEALTH CARE--(CONTINUED)
      10,000      e* Avigen, Inc .................................. $        57
      27,585         Bard (C.R.), Inc .............................       1,600
      14,449       * Barr Laboratories, Inc .......................         940
      26,259       e Bausch & Lomb, Inc ...........................         945
     315,805         Baxter International, Inc ....................       8,843
       2,200       * Baxter International, Inc
                     (Contingent Value Rts) .......................           0
      30,598         Beckman Coulter, Inc .........................         903
     135,720         Becton Dickinson & Co ........................       4,165
       6,191       * Benthley Pharmaceuticals, Inc ................          50
      50,244       * Beverly Enterprises, Inc .....................         143
      77,929       * Biogen, Inc ..................................       3,122
      19,321       * BioMarin Pharmaceutical, Inc .................         136
     140,773         Biomet, Inc ..................................       4,035
       9,400      e* Biopure Corp .................................          35
       8,966       * Bio-Rad Laboratories, Inc (Class A) ..........         347
       3,400       * Bio-Reference Labs, Inc ......................          21
       1,752       * Bioreliance Corp .............................          41
       6,028      e* Biosite, Inc .................................         205
      29,700       * Bio-Technology General Corp ..................          95
       5,000       * Bone Care International, Inc .................          49
     166,406       * Boston Scientific Corp .......................       7,076
       4,225       * Bradley Pharmaceuticals, Inc .................          55
   1,017,878         Bristol-Myers Squibb Co ......................      23,564
       6,625      e* Britesmile, Inc ..............................           2
       5,600       * Bruker AXS, Inc ..............................          10
       5,725       * Bruker Daltonics, Inc ........................          28
      12,205       * Caliper Technologies Corp ....................          37
       3,402       * Cantel Medical Corp ..........................          43
      28,024       * Cardiac Science, Inc .........................          62
     237,290       Cardinal Health, Inc ...........................      14,045
      16,600       * Cardiodynamics International Corp ............          51
     127,598       * Caremark Rx, Inc .............................       2,073
      39,723      e* Celgene Corp .................................         853
      17,603       * Cell Genesys, Inc ............................         196
      17,100      e* Cell Therapeutics, Inc .......................         124
       2,556       * Centene Corp .................................          86
      24,263       * Cephalon, Inc ................................       1,181
      13,865       * Cepheid, Inc .................................          71
      14,497       * Cerner Corp ..................................         453
       6,883       * Cerus Corp ...................................         148
      23,388       * Charles River Laboratories
                     International, Inc ...........................         900
       5,292       * Chattem, Inc .................................         109
      48,990      e* Chiron Corp ..................................       1,842
       5,996       * Cholestech Corp ..............................          42
      67,727         Cigna Corp ...................................       2,785
       7,358       * Cima Labs, Inc ...............................         178
      12,800       * Ciphergen Biosystems, Inc ....................          44
       2,600       * Closure Medical Corp .........................          27
       4,804       * Cobalt Corp ..................................          66
      15,000       * Coherent, Inc ................................         299
      13,200       * Columbia Laboratories, Inc ...................          44
      26,361       * Community Health Systems, Inc ................         543
       1,533       * Computer Programs & Systems, Inc .............          38
       9,169       * Conceptus, Inc ...............................         110
      13,950       * Conmed Corp ..................................         273
      16,000       * Connetics Corp ...............................         192
      15,884         Cooper Cos, Inc ..............................         397
      24,491      e* Corixa Corp ..................................         156
       3,611       * Corvel Corp ..................................         129
      32,728       * Covance, Inc .................................         805
      19,813       * Coventry Health Care, Inc ....................         575
      16,782      e* Cross County, Inc ............................         234
       8,150      e* CryoLife, Inc ................................          56
      14,567       * Cubist Pharmaceuticals, Inc ..................         120
      21,785       * CuraGen Corp .................................         101
       5,255       * Curative Health Services, Inc ................          91
      14,079      e* CV Therapeutics, Inc .........................         257
      11,415       * Cyberonics, Inc ..............................         210
      63,276       * Cytyc Corp ...................................         645
       6,561         D&K Healthcare Resources, Inc ................          67
       6,100         Datascope Corp ...............................         151
      30,917       * DaVita, Inc ..................................         763
      17,790       * Decode Genetics, Inc .........................          33
       3,985       * Deltagen, Inc ................................           2
      15,950       * Dendrite International, Inc ..................         119
      36,600         Dentsply International, Inc ..................       1,363
      11,494         Diagnostic Products Corp .....................         444
       4,336       * Dianon Systems, Inc ..........................         207
       5,900       * Digene Corp ..................................          68
       8,648       * Discovery Partners International, Inc ........          24
      12,301       * Diversa Corp .................................         111
       3,742       * DJ Orthopedics, Inc ..........................          14
      12,415       * Durect Corp ..................................          25
       6,300       * DVI, Inc .....................................          48
       3,084      e* Dynacq International, Inc ....................          44
      17,669       * Eclipsys Corp ................................          95
      31,122       * Edwards Lifesciences Corp ....................         793
       3,681       * Embrex, Inc ..................................          41
      10,635       * Endo Pharmaceuticals Holdings, Inc ...........          82
       7,039       * Endocardial Solutions, Inc ...................          24
       9,242      e* Endocare, Inc ................................          32
      11,896       * Enzo Biochem, Inc ............................         167
      22,167       * Enzon, Inc ...................................         371
       5,024       * Eon Labs, Inc ................................          95
       6,386       * EPIX Medical, Inc ............................          46
       4,141      e* eResearch Technology, Inc ....................          69
      14,713       * Esperion Therapeutics, Inc ...................         105
       6,144       * Exact Sciences Corp ..........................          67
      23,047       * Exelixis, Inc ................................         184
      33,171      e* Express Scripts, Inc (Class A) ...............       1,594
      52,975       * First Health Group Corp ......................       1,290
      11,385       * First Horizon Pharmaceutical .................          85
      28,685       * Fisher Scientific International, Inc .........         863
      84,288       * Forest Laboratories, Inc .....................       8,279
      13,600       * Gene Logic, Inc ..............................          86
       4,751       * Genencor International, Inc ..................          46
     116,018       * Genentech, Inc ...............................       3,847
      14,591       * Genesis Health Ventures, Inc .................         225
      22,407      e* Genta, Inc ...................................         172
      18,956       * Genzyme Corp (Biosurgery Division) ...........          48
     102,819       * Genzyme Corp (General Division) ..............       3,040
      12,316       * Geron Corp ...................................          44
      90,470       * Gilead Sciences, Inc .........................       3,076
     160,686       * Guidant Corp .................................       4,957
      12,346       * Guilford Pharmaceuticals, Inc ................          49
       9,342       * Haemonetics Corp .............................         200
       9,869       * Hanger Orthopedic Group, Inc .................         130
      11,846       * Harvard Bioscience, Inc ......................          39
     258,933         HCA, Inc .....................................      10,746
     126,436       e Health Management Associates, Inc (Class A) ..       2,263
      56,765       * Health Net, Inc ..............................       1,499
       4,738       * Healthcare Services Group ....................          62
       8,196       * HealthExtras, Inc ............................          33
     204,181       * Healthsouth Corp .............................         858
       4,054       * HealthTronics Surgical Services, Inc .........          32
      21,000       * Henry Schein, Inc ............................         945
      27,189         Hillenbrand Industries, Inc ..................       1,314
       9,847       * Hologic, Inc .................................         120
      63,648       * Human Genome Sciences, Inc ...................         561

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   49

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 HEALTH CARE--(CONTINUED)
      88,844       * Humana, Inc .................................. $       888
      43,254         ICN Pharmaceuticals, Inc .....................         472
      27,100       * ICOS Corp ....................................         634
       5,581       * ICU Medical, Inc .............................         208
      59,000      e* IDEC Pharmaceuticals Corp ....................       1,957
      16,778       * Idexx Laboratories, Inc ......................         559
       8,900       * IDX Systems Corp .............................         152
       8,430      e* Igen International, Inc ......................         361
      17,300       * Ilex Oncology, Inc ...........................         122
      11,878       * Illumina, Inc ................................          40
      19,723       * I-many, Inc ..................................          28
      26,737      e* ImClone Systems, Inc .........................         284
       5,597       * Immucor, Inc .................................         113
      23,500       * Immunogen, Inc ...............................          73
      21,522       * Immunomedics, Inc ............................          99
       8,184       * Impath, Inc ..................................         161
      13,173       * Impax Laboratories, Inc ......................          53
     151,822         IMS Health, Inc ..............................       2,429
       6,593       * Inamed Corp ..................................         203
      34,352       * Incyte Genomics, Inc .........................         157
      19,446       * Indevus Pharmaceuticals, Inc .................          42
      29,178       * Inhale Therapeutic Systems, Inc ..............         236
       9,749       * Integra LifeSciences Holding .................         172
      13,700       * Integrated Silicon Solution, Inc .............          60
      13,133      e* InterMune, Inc ...............................         335
       8,809       * Interpore International ......................          56
      15,596       * Intuitive Surgical, Inc ......................          96
      13,733         Invacare Corp ................................         457
       4,899      e* Inverness Medical Innovations, Inc ...........          64
      27,966       * Invitrogen Corp ..............................         876
      24,248      e* Isis Pharmaceuticals, Inc ....................         160
      79,466       * IVAX Corp ....................................         964
   1,582,259         Johnson & Johnson ............................      84,983
       5,364       * Kendle International, Inc ....................          47
       3,698       * Kensey Nash Corp .............................          68
       5,773       * Kindred Healthcare, Inc ......................         105
     130,261       * King Pharmaceuticals, Inc ....................       2,239
       2,955      e* Kos Pharmaceuticals, Inc .....................          56
       8,768       * Kosan Biosciences, Inc .......................          53
      11,892       * KV Pharmaceutical Co (Class A) ...............         276
       3,079       * Kyphon, Inc ..................................          26
      23,304       * La Jolla Pharmaceutical Co ...................         151
       2,710       * LabOne, Inc ..................................          48
      74,726       * Laboratory Corp Of America Holdings ..........       1,737
       4,167         Landauer, Inc ................................         145
       1,898       * Lannett Co, Inc ..............................          31
      17,005       * Lexicon Genetics, Inc ........................          80
       5,100       * Lifecore Biomedical, Inc .....................          44
      20,736       * LifePoint Hospitals, Inc .....................         621
      26,382      e* Ligand Pharmaceuticals, Inc (Class B) ........         142
     506,274         Lilly (Eli) & Co .............................      32,148
      56,472       * Lincare Holdings, Inc ........................       1,786
      10,069      e* Luminex Corp .................................          41
      52,481       * Manor Care, Inc ..............................         977
      10,386      e* Martek Biosciences Corp ......................         261
       3,159       * Matria Healthcare, Inc .......................          27
       8,983       * MAXIMUS, Inc .................................         234
      14,527       * Maxygen, Inc .................................         111
     142,855         McKesson Corp ................................       3,861
      35,625       * Medarex, Inc .................................         141
       3,249       * Medcath Corp .................................          32
       4,349      e* Med-Design Corp ..............................          35
       3,990       * Medical Staffing Network Holdings, Inc .......          64
      12,508      e* Medicines Co .................................         200
      15,900      e* Medicis Pharmaceutical Corp (Class A) ........         790
     131,432       * Medimmune, Inc ...............................       3,571
       5,210       * MedQuist, Inc ................................         106
       4,257       * MedSource Technologies, Inc ..................          28
     637,970         Medtronic, Inc ...............................      29,091
      10,270         Mentor Corp ..................................         395
   1,190,254         Merck & Co, Inc ..............................      67,380
       1,725       * Meridian Medical Technologies, Inc ...........          77
       5,871       * Merit Medical Systems, Inc ...................         117
      13,900       * MGI Pharma, Inc ..............................         101
      24,608       * Mid Atlantic Medical Services, Inc ...........         797
     147,828       * Millennium Pharmaceuticals, Inc ..............       1,174
      25,419       * Millipore Corp ...............................         864
      11,715       * MIM Corp .....................................          68
       8,162       * Molecular Devices Corp .......................         134
       7,989       * Mright Medical Group, Inc ....................         139
      20,268       * Mykrolis Corp ................................         148
      65,930         Mylan Laboratories, Inc ......................       2,301
      12,408       * Myriad Genetics, Inc .........................         181
      20,900       * Nabi Biopharmaceuticals ......................         130
      12,636      e* Napro Biotherapeutics, Inc ...................           9
       4,037      e* Nastech Pharmaceutical Co ....................          35
       4,292       * National Healthcare Corp .....................          75
       3,821      e* Neoforma, Inc ................................          46
       6,045      e* Neopharm, Inc ................................          61
       5,800       * Neose Technologies, Inc ......................          51
      14,839      e* Neurocrine Biosciences, Inc ..................         678
       6,331       * Neurogen Corp ................................          23
      15,100      b* Neuromedical Systems, Inc ....................           1
      10,611       * Noven Pharmaceuticals, Inc ...................          98
      15,434      e* NPS Pharmaceuticals, Inc .....................         388
       8,875       * Ocular Sciences, Inc .........................         138
       6,364       * Odyssey HealthCare, Inc ......................         221
       8,217       * Omega Healthcare Investors, Inc ..............          31
      43,135         Omnicare, Inc ................................       1,028
       7,420       * Omnicell, Inc ................................          20
      11,094       * On Assignment, Inc ...........................          95
       8,063       * Onyx Pharmaceuticals, Inc ....................          47
       6,485       * Option Care, Inc .............................          52
      13,092       * OraSure Technologies, Inc ....................          71
      24,258      e* Orthodontic Centers Of America, Inc ..........         265
      16,314       * Orthologic Corp ..............................          59
      18,760       * OSI Pharmaceuticals, Inc .....................         308
      18,067         Owens & Minor, Inc ...........................         297
      46,170       * Oxford Health Plans, Inc .....................       1,683
      18,037       * Pacificare Health Systems, Inc ...............         507
       8,229       * Pain Therapeutics, Inc .......................          20
      59,803         Pall Corp ....................................         998
      12,087       * Parexel International Corp ...................         133
      26,100       * Patterson Dental Co ..........................       1,142
       4,909       * PDI, Inc .....................................          53
      12,286       * Pediatrix Medical Group, Inc .................         492
      58,192      e* Peregrine Pharmaceuticals, Inc ...............          45
      16,167       * Per-Se Technologies, Inc .....................         145
         180       * Per-Se Technologies, Inc Wts 07/08/03 ........           0
   3,281,161         Pfizer, Inc ..................................     100,305
      24,756       * Pharmaceutical Product Development, Inc ......         725
       9,515       * Pharmaceutical Resources, Inc ................         284
     679,411         Pharmacia Corp ...............................      28,399
      12,400       * Pharmacopeia, Inc ............................         111
       4,748      e* PolyMedica Corp ..............................         146
       8,664       * Possis Medical, Inc ..........................         156
      11,481       * Pozen, Inc ...................................          59
       7,841       * PracticeWorks, Inc ...........................          62
      29,069       * Praecis Pharmaceuticals, Inc .................          94

                       SEE NOTES TO FINANCIAL STATEMENTS

50   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 HEALTH CARE--(CONTINUED)
       7,629       * Prime Medical Services, Inc .................. $        66
       5,570      f* Priority Healthcare Corp (Class A) ...........         129
       7,804       * Priority Healthcare Corp (Class B) ...........         181
      10,100       * ProcureNet, Inc ..............................           2
       4,263       * Progenics Pharmaceuticals ....................          28
      46,296       * Protein Design Labs, Inc .....................         394
      24,850       * Province Healthcare Co .......................         242
       2,339       * Proxymed, Inc ................................          24
      36,976       * PSS World Medical, Inc .......................         253
       3,929       * QMed, Inc ....................................          25
      13,872       * Quadramed Corp ...............................          36
      39,230      e* Quest Diagnostics, Inc .......................       2,232
      13,112       * Quidel Corp ..................................          45
      62,604       * Quintiles Transnational Corp .................         758
      10,688       * Quovadx, Inc .................................          26
      11,751       * Radiologix, Inc ..............................          27
      17,765      e* Regeneron Pharmaceuticals, Inc ...............         329
       9,030      e* RehabCare Group, Inc .........................         172
      26,045       * Renal Care Group, Inc ........................         824
       7,887       * Res-Care, Inc ................................          29
      16,041       * Resmed, Inc ..................................         490
      17,558       * Respironics, Inc .............................         534
      13,264       * Ribapharm, Inc ...............................          87
      14,202       * Rigel Pharmaceuticals, Inc ...................          15
       5,104       * Rita Medical Systems, Inc ....................          26
       9,104       * Salix Pharmaceuticals Ltd ....................          64
       8,543       * Sangamo Biosciences, Inc .....................          26
      13,565       * Sangstat Medical Corp ........................         153
     770,335         Schering-Plough Corp .........................      17,101
      24,433      e* Scios, Inc ...................................         796
       8,553       * Seattle Genetics, Inc ........................          27
       9,438       * Select Medical Corp ..........................         127
      35,999       * Sepracor, Inc ................................         348
      18,689       * Sequenom, Inc ................................          34
      11,649       * Serologicals Corp ............................         128
     152,893       * Service Corp International ...................         508
      40,378       * SICOR, Inc ...................................         640
      13,075       * Sierra Health Services, Inc ..................         157
      11,119       * Sola International, Inc ......................         145
       5,547       * Sonic Innovations, Inc .......................          21
       7,633       * SonoSite, Inc ................................         100
       3,100      e* Specialty Laboratories, Inc ..................          30
      92,602       * St. Jude Medical, Inc ........................       3,678
      17,751      e* Stericycle, Inc ..............................         575
      36,485       * Steris Corp ..................................         885
      49,801       * Stewart Enterprises, Inc (Class A) ...........         277
      70,757       e Stryker Corp .................................       4,749
       9,238      e* Sunrise Assisted Living, Inc .................         230
      14,777      e* SuperGen, Inc ................................          54
       6,900       * SurModics, Inc ...............................         198
      20,253       * Sybron Dental Specialties, Inc ...............         301
       9,065       * Syncor International Corp ....................         251
      12,182       * Tanox, Inc ...................................         110
      21,750       * Techne Corp ..................................         621
      16,634       * Telik, Inc ...................................         194
     256,784       * Tenet Healthcare Corp ........................       4,211
      22,200       * Texas Biotechnology Corp .....................          31
      15,100       * Theragenics Corp .............................          61
      11,328       * Therasense, Inc ..............................          95
      25,685       * Thoratec Corp ................................         196
      14,876       * Transkaryotic Therapies, Inc .................         147
      38,067       * Triad Hospitals, Inc .........................       1,136
      16,028       * Triangle Pharmaceuticals, Inc ................          95
       7,764      e* Trimeris, Inc ................................         335
      11,239       * TriPath Imaging, Inc .........................          30
      21,498       * Tularik, Inc .................................         160
      38,134       * U.S. Oncology, Inc ...........................         331
       5,299       * U.S. Physical Therapy, Inc ...................          59
       9,924       * Unilab Corp ..................................         182
       8,631       * United Surgical Partners International, Inc ..         135
       8,200      e* United Therapeutics Corp .....................         137
     142,862         UnitedHealth Group, Inc ......................      11,929
      25,873       * Universal Health Services, Inc (Class B) .....       1,167
       7,093       * Urologix, Inc ................................          23
      35,766       * Varian Medical Systems, Inc ..................       1,774
      15,468       * Varian, Inc ..................................         444
       9,126       * VCA Antech, Inc ..............................         137
       6,700       * Ventana Medical Systems, Inc .................         154
      31,732         Ventas, Inc ..................................         363
      10,893      e* Versicor, Inc ................................         118
      38,079       * Vertex Pharmaceuticals, Inc ..................         604
      13,608       * Viasys Healthcare, Inc .......................         203
      10,300       * Vical, Inc ...................................          36
      25,653       * Visx, Inc ....................................         246
       3,021         Vital Signs, Inc .............................          90
      19,442       * VitalWorks, Inc ..............................          75
      16,797       * Vivus, Inc ...................................          63
      69,050       * Waters Corp ..................................       1,504
      52,950       * Watson Pharmaceuticals, Inc ..................       1,497
      10,546       * Watson Wyatt & Co Holdings ...................         229
     152,627       * WebMD Corp ...................................       1,305
      76,345       * Wellpoint Health Networks, Inc ...............       5,433
       7,939       * Women First Healthcare, Inc ..................          36
     696,839         Wyeth ........................................      26,062
      10,100         X-Rite, Inc ..................................          71
       2,214       * Young Innovations, Inc .......................          52
     102,067       * Zimmer Holdings, Inc .........................       4,238
       4,471       * Zoll Medical Corp ............................         159
       5,100       * Zymogenetics, Inc ............................          50
                                                                    -----------
                   TOTAL HEALTH CARE                                    723,902
                                                                    -----------
 OTHER--2.16%
       4,855       * 4Kids Entertainment, Inc .....................         107
      19,686         ABM Industries, Inc ..........................         305
       3,498    b,e* Actrade Financial Technologies Ltd ...........           0
      21,600         Acuity Brands, Inc ...........................         292
       9,775      e* Administaff, Inc .............................          59
      10,000       * Advo, Inc ....................................         328
      21,400         Alexander & Baldwin, Inc .....................         552
       2,845       * Ambassadors Group, Inc .......................          37
      62,339       * Apollo Group, Inc (Class A) ..................       2,743
       7,676       * Apollo Group, Inc
                     (University Of Phoenix Online) ...............         275
      13,319         Banta Corp ...................................         416
       8,648       * Bell Microproducts, Inc ......................          48
       9,800         Brady Corp (Class A) .........................         327
       5,473       * Bright Horizons Family Solutions, Inc ........         154
      23,537       * Career Education Corp ........................         941
       6,300       * CDI Corp .....................................         170
     570,264       * Cendant Corp .................................       5,976
       8,956         Central Parking Corp .........................         169
      39,738       * Century Business Services, Inc ...............         105
       3,760       * Charles River Associates, Inc ................          53
      62,302         Cintas Corp ..................................       2,850
      19,877       * Corinthian Colleges, Inc .....................         753
       6,690       * Cornell Cos, Inc .............................          60
      19,499       * Corporate Executive Board Co .................         622
       6,850       * CoStar Group, Inc ............................         126
       1,880         Courier Corp .................................          86
      26,850         Crane Co .....................................         535
       4,120         Curtiss-Wright Corp ..........................         263

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   51

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 OTHER--(CONTINUED)
       9,039       * Daisytek International Corp .................. $        72
      30,089       * DeVry, Inc ...................................         500
     106,587       e Dover Corp ...................................       3,108
      39,181       * Dun & Bradstreet Corp ........................       1,351
      12,903       * Education Management Corp ....................         485
       8,318         Ennis Business Forms, Inc ....................          97
       6,421       * ESCO Technologies, Inc .......................         238
      24,163      e* Exult, Inc ...................................          77
       7,433       * Fidelity National Information Solutions, Inc .         128
       9,781       * First Consulting Group, Inc ..................          56
      20,600         First Industrial Realty Trust, Inc ...........         577
       7,400       * Forrester Research, Inc ......................         115
      78,876         Fortune Brands, Inc ..........................       3,669
       3,044       * General Binding Corp .........................          26
      11,401         Gentiva Health Services, Inc .................         100
      15,573       * Getty Images, Inc ............................         476
      30,174       * GTECH Holdings Corp ..........................         841
      96,355         H & R Block, Inc .............................       3,873
       5,158       * Hall Kinion & Associates, Inc ................          29
      15,320         Harland (John H.) Co .........................         339
       9,600       * Heidrick & Struggles International, Inc ......         141
      31,099         HON Industries, Inc ..........................         879
     429,624         Honeywell International, Inc .................      10,311
       4,831       * Hotels.Com (Class A) .........................         264
       1,700       * ICT Group, Inc ...............................          20
      13,090       * infoUSA, Inc .................................          65
       5,911      e* Invision Technologies, Inc ...................         156
      10,955       * Itron, Inc ...................................         210
      47,686         ITT Industries, Inc ..........................       2,894
       8,743         Kelly Services, Inc (Class A) ................         216
      19,800       * Korn/Ferry International .....................         148
      22,000       * Labor Ready, Inc .............................         141
      39,281         Liberty Property Trust .......................       1,255
       2,044       * Lifeline Systems, Inc ........................          46
      70,412         Loews Corp ...................................       3,131
      39,758         Manpower, Inc ................................       1,268
      14,316         Matthews International Corp (Class A) ........         320
       5,014         McGrath RentCorp .............................         117
       4,600       * Memberworks, Inc .............................          83
      68,509         Moody's Corp .................................       2,829
      48,777       * MPS Group, Inc ...............................         270
      12,808       * MSC.Software Corp ............................          99
      21,785       * Navigant Consulting, Inc .....................         129
       9,972       * NCO Group, Inc ...............................         159
       5,909         New England Business Services, Inc ...........         144
       9,845       * Offshore Logistics, Inc ......................         216
      25,912         Pentair, Inc .................................         895
      28,332         Pittston Brink's Group .......................         524
       7,085      e* Pre-Paid Legal Services, Inc .................         186
       8,299       * ProQuest Co ..................................         163
       6,056      e* Protection One, Inc ..........................          12
      14,390       * R.H. Donnelley Corp ..........................         422
      55,133         R.R. Donnelley & Sons Co .....................       1,200
       2,803       * Remedytemp, Inc (Class A) ....................          39
      12,657       * Rent-Way, Inc ................................          44
       8,899       * Right Management Consultants, Inc ............         118
       5,966       * RMH Teleservices, Inc ........................          63
      80,621       * Robert Half International, Inc ...............       1,299
       7,575         Rollins, Inc .................................         193
       7,969       * School Specialty, Inc ........................         159
     158,613         Servicemaster Co .............................       1,761
      30,993       * Spherion Corp ................................         208
      40,512      e* SPX Corp .....................................       1,517
       9,280         Standard Register Co .........................         167
       5,500         Standex International Corp ...................         131
       5,556       * Startek, Inc .................................         153
       4,756         Strayer Education, Inc .......................         273
      69,599         Supervalu, Inc ...............................       1,149
      12,409       * Symyx Technologies, Inc ......................         156
     348,585         Sysco Corp ...................................      10,384
       6,886         Talx Corp ....................................          89
       3,600       * Tejon Ranch Co ...............................         107
      18,104         Teleflex, Inc ................................         776
      19,905       * TeleTech Holdings, Inc .......................         145
      61,626         Textron, Inc .................................       2,649
      43,570       * TMP Worldwide, Inc ...........................         493
      33,819       * U.S. Industries, Inc .........................          89
       4,082         Unifirst Corp ................................          82
      15,730       * United Stationers, Inc .......................         453
     248,504         United Technologies Corp .....................      15,392
      46,613         Viad Corp ....................................       1,042
       4,492       * Wackenhut Corrections Corp ...................          50
      14,418         Walter Industries, Inc .......................         156
                                                                    -----------
                   TOTAL OTHER                                          102,759
                                                                    -----------
 PRODUCER DURABLES--5.15%

     204,584         3M Co ........................................      25,225
      16,603       * Active Power, Inc ............................          30
       4,884       * Actuant Corp .................................         227
      39,040       * AGCO Corp ....................................         863
       3,167         Alamo Group, Inc .............................          39
      69,317       * Allied Waste Industries, Inc .................         693
       7,950         American States Water Co .....................         184
      26,816         American Water Works Co, Inc .................       1,220
      17,300         Ametek, Inc ..................................         666
      10,029         Applied Industrial Technologies, Inc .........         190
       7,900       * Astec Industries, Inc ........................          78
       3,696       * August Technology Corp .......................          19
      16,262         Baldor Electric Co ...........................         321
      11,442         Briggs & Stratton Corp .......................         486
      17,975       * Brooks-PRI Automation, Inc ...................         206
       7,407         California Water Service Group ...............         175
      38,339       * Capstone Turbine Corp ........................          35
       8,484       * Casella Waste Systems, Inc (Class A) .........          75
     180,719         Caterpillar, Inc .............................       8,262
       5,026         CIRCOR International, Inc ....................          80
      11,600       * Coinstar, Inc ................................         263
       6,258       * Columbus Mckinnon Corp .......................          24
       5,510       * Consolidated Graphics, Inc ...................         123
      18,195         Cummins, Inc .................................         512
       8,200       * Cuno, Inc ....................................         272
      58,697       e Danaher Corp .................................       3,856
     124,995         Deere & Co ...................................       5,731
      25,057       * Dycom Industries, Inc ........................         332
      36,880         Eaton Corp ...................................       2,881
     221,194         Emerson Electric Co ..........................      11,248
      25,335         Federal Signal Corp ..........................         492
       6,847       * Flow International Corp ......................          17
      29,186       * Flowserve Corp ...............................         432
      30,558       * FMC Technologies, Inc ........................         624
       3,336         Franklin Electric Co, Inc ....................         160
      17,827      e* FuelCell Energy, Inc .........................         117
       8,511       * Gardner Denver, Inc ..........................         173
      21,734         GATX Corp ....................................         496
   5,221,818         General Electric Co ..........................     127,151
       6,400       * Genlyte Group, Inc ...........................         199
      11,290       * Global Power Equipment Group, Inc ............          56
       3,815         Gorman-Rupp Co ...............................          90
      11,568       * Graphic Packaging International Corp .........          65
      20,993         Harsco Corp ..................................         669

                        SEE NOTES TO FINANCIAL STATEMENTS

52   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 PRODUCER DURABLES--(CONTINUED)
      14,298       * Headwaters, Inc .............................. $       222
      25,703         Hubbell, Inc (Class B) .......................         903
      14,432         IDEX Corp ....................................         472
     116,296         Illinois Tool Works, Inc .....................       7,543
       9,163       * Imagistics International, Inc ................         183
       9,100       * Ionics, Inc ..................................         207
      22,875         JLG Industries, Inc ..........................         172
      24,252       * Joy Global, Inc ..............................         273
       7,445       * Kadant, Inc ..................................         112
      14,405         Kaydon Corp ..................................         306
      18,115         Kennametal, Inc ..............................         625
      16,628         Lafarge North America, Inc ...................         546
       2,500         Lawson Products, Inc .........................          77
      16,705         Lincoln Electric Holdings, Inc ...............         387
       5,400         Lindsay Manufacturing Co .....................         116
      10,444       * Littelfuse, Inc ..............................         176
      24,349      e* Magna Entertainment Corp (Class A) ...........         151
       9,962       * Magnetek, Inc ................................          44
      14,006         Manitowoc Co, Inc ............................         357
      25,442         Martin Marietta Materials, Inc ...............         780
       8,432         Milacron, Inc ................................          50
       4,009         Mine Safety Appliances Co ....................         129
       2,882         Nacco Industries, Inc (Class A) ..............         126
      15,400       * National Instruments Corp ....................         500
      28,419       * Navistar International Corp ..................         691
      38,008       * Newpark Resources, Inc .......................         165
       5,698         NN, Inc ......................................          57
      11,678         Nordson Corp .................................         290
      57,051         Paccar, Inc ..................................       2,632
      61,890       e Parker Hannifin Corp .........................       2,855
      30,165         Philadelphia Suburban Corp ...................         621
       8,800      e* Photon Dynamics, Inc .........................         201
     126,480         Pitney Bowes, Inc ............................       4,131
       8,308      e* Plug Power, Inc ..............................          37
      27,787       * Power-One, Inc ...............................         158
      16,366       * Quanta Services, Inc .........................          57
      16,650       * Rayovac Corp .................................         222
      12,208         Regal-Beloit Corp ............................         253
      80,949       * Republic Services, Inc .......................       1,698
       3,149         Richardson Electronics Ltd ...................          27
       5,400         Robbins & Myers, Inc .........................          99
      85,678         Rockwell Automation, Inc .....................       1,774
      15,380         Roper Industries, Inc ........................         563
       5,658         Sauer-Danfoss, Inc ...........................          45
       1,100         SJW Corp .....................................          86
       6,414       * SPS Technologies, Inc ........................         152
       3,331         Starrett (L.S.) Co (Class A) .................          55
      15,250         Stewart & Stevenson Services, Inc ............         216
       1,812       * Strattec Security Corp .......................          87
       8,045         Tecumseh Products Co (Class A) ...............         355
       4,700         Tennant Co ...................................         153
      22,111       * Terex Corp ...................................         246
      26,165       * Tetra Tech, Inc ..............................         319
       6,963       * Tetra Technologies, Inc ......................         149
      22,740       * Thomas & Betts Corp ..........................         384
      27,336         Timken Co ....................................         522
       6,500         Toro Co ......................................         415
       4,390      e* TRC Cos, Inc .................................          58
       5,443       * Trikon Technologies, Inc .....................          27
      18,577         Trinity Industries, Inc ......................         352
      22,618       * UNOVA, Inc ...................................         136
      10,736         Valhi, Inc ...................................          89
       7,183         Valmont Industries, Inc ......................         139
      49,913         Vulcan Materials Co ..........................       1,872
      40,921         W.W. Grainger, Inc ...........................       2,109
      18,212         Wabtec Corp ..................................         256
      14,503       * Waste Connections, Inc .......................         560
     303,629         Waste Management, Inc ........................       6,959
       8,200         Watts Industries, Inc (Class A) ..............         129
     378,377      e* Xerox Corp ...................................       3,046
                                                                    -----------
                   TOTAL PRODUCER DURABLES                              244,961
                                                                    -----------
 TECHNOLOGY--14.95%
     187,440       * 3Com Corp ....................................         868
       4,187       * 3D Systems Corp ..............................          33
      11,357       * Actel Corp ...................................         184
      13,660      e* Acterna Corp .................................           2
      28,432       * Activision, Inc ..............................         415
      25,404       * Actuate Corp .................................          45
      40,936       * Acxiom Corp ..................................         630
      55,950       * Adaptec, Inc .................................         316
     414,164       * ADC Telecommunications, Inc ..................         866
       4,700       * ADE Corp .....................................          28
     125,025         Adobe Systems, Inc ...........................       3,114
      10,649       * Adtran, Inc ..................................         350
      32,800       * Advanced Digital Information Corp ............         220
       8,395       * Advanced Energy Industries, Inc ..............         107
      43,517       * Advanced Fibre Communications, Inc ...........         726
     179,179       * Advanced Micro Devices, Inc ..................       1,157
       2,805       * Advanced Power Technology, Inc ...............           9
      17,032       * Advent Software, Inc .........................         232
      31,369       * Aeroflex, Inc ................................         216
      18,451       * Aether Systems, Inc ..........................          69
      50,860      e* Affiliated Computer Services, Inc (Class A) ..       2,678
     327,602       * Agere Systems, Inc (Class A) .................         472
     533,030       * Agere Systems, Inc (Class B) .................         746
      20,212       * Agile Software Corp ..........................         156
     243,889      e* Agilent Technologies, Inc ....................       4,380
      53,098      e* Akamai Technologies, Inc .....................          92
      31,589       * Alliance Data Systems Corp ...................         560
      13,100       * Alliance Semiconductor Corp ..................          51
      16,584       * Alloy, Inc ...................................         182
     201,700       * Altera Corp ..................................       2,489
       2,559       * Altiris, Inc .................................          41
      20,708       * American Management Systems, Inc .............         248
      86,736       * American Power Conversion Corp ...............       1,314
      10,600       * American Superconductor Corp .................          32
      45,371      e* Amkor Technology, Inc ........................         216
      10,171       * Amphenol Corp (Class A) ......................         386
      15,200       * Anadigics, Inc ...............................          39
     191,761       * Analog Devices, Inc ..........................       4,577
       3,600         Analogic Corp ................................         181
      11,400       * Anaren Microwave, Inc ........................         100
      51,457       * Andrew Corp ..................................         529
      16,457       * Anixter International, Inc ...................         383
      23,204       * Answerthink, Inc .............................          58
       7,858       * Ansys, Inc ...................................         159
       7,663       * Anteon International Corp ....................         184
      12,700       * APAC Customer Services, Inc ..................          30
     186,340       * Apple Computer, Inc ..........................       2,670
     861,590       * Applied Materials, Inc .......................      11,227
     156,153       * Applied Micro Circuits Corp ..................         576
      15,564       * Arbitron, Inc ................................         521
     136,801      e* Ariba, Inc ...................................         339
      33,176       * Arris Group, Inc .............................         118
      52,807      e* Arrow Electronics, Inc .......................         675
      15,107       * Artesyn Technologies, Inc ....................          58
       7,816       * Artisan Components, Inc ......................         121
     131,402       * Ascential Software Corp ......................         315
      15,594      e* Asiainfo Holdings, Inc .......................          99


                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   53

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 TECHNOLOGY--(CONTINUED)
      26,200       * Aspect Communications Corp ................... $        74
      18,700      e* Aspen Technology, Inc ........................          53
       9,350      e* AstroPower, Inc ..............................          75
      20,536       * Asyst Technologies, Inc ......................         151
      10,714       * At Road, Inc .................................          44
     212,705       * Atmel Corp ...................................         474
      14,080       * ATMI, Inc ....................................         261
       8,600       * Audiovox Corp (Class A) ......................          89
      60,329         Autodesk, Inc ................................         863
     325,807         Automatic Data Processing, Inc ...............      12,788
      29,908       * Avanex Corp ..................................          31
     190,035      e* Avaya, Inc ...................................         466
      17,732      e* Avenue A, Inc ................................          51
      13,200       * Avid Technology, Inc .........................         303
      59,592       * Avnet, Inc ...................................         645
      21,632       * Avocent Corp .................................         481
      27,810         AVX Corp .....................................         273
      50,828       * Axcelis Technologies, Inc ....................         285
       9,800       * AXT, Inc .....................................          18
       7,780       * Barra, Inc ...................................         236
     189,599       * BEA Systems, Inc .............................       2,175
      89,690       * BearingPoint, Inc ............................         619
       5,494         BEI Technologies, Inc ........................          61
       5,329         Bel Fuse, Inc (Class B) ......................         107
      11,666         Belden, Inc ..................................         178
      11,928       * Benchmark Electronics, Inc ...................         342
      57,503       * Bisys Group, Inc .............................         914
      10,587         Black Box Corp ...............................         474
     127,203       * BMC Software, Inc ............................       2,176
      31,510       * Borland Software Corp ........................         388
       6,556       * Boston Communications Group ..................          83
     101,452       * Broadcom Corp (Class A) ......................       1,528
     121,987       * Brocade Communications Systems, Inc ..........         505
      13,744         C&D Technologies, Inc ........................         243
      23,500       * Cable Design Technologies Corp ...............         139
      14,829       * CACI International, Inc (Class A) ............         529
     138,996       * Cadence Design Systems, Inc ..................       1,639
       5,368       * Caminus Corp .................................          13
       9,796       * Carreker Corp ................................          44
       2,691       * Catapult Communications Corp .................          32
      16,082      e* C-COR.net Corp ...............................          53
      13,693       * Centillium Communications, Inc ...............          31
      77,357      e* Ceridian Corp ................................       1,115
      32,799       * Certegy, Inc .................................         805
      32,244       * Checkfree Corp ...............................         516
      16,821       * Checkpoint Systems, Inc ......................         174
      26,094       * ChipPAC, Inc .................................          93
      22,237      e* Chordiant Software, Inc ......................          32
      29,800       * Ciber, Inc ...................................         153
     226,246       * CIENA Corp ...................................       1,163
      38,751       * Cirrus Logic, Inc ............................         112
   3,844,438       * Cisco Systems, Inc ...........................      50,362
      95,015       * Citrix Systems, Inc ..........................       1,171
       3,726       * ClearOne Communications, Inc .................          17
      65,046       * CNET Networks, Inc ...........................         176
      17,563       * Cognex Corp ..................................         324
       4,168      e* Cognizant Technology Solutions Corp ..........         301
      11,000         Cohu, Inc ....................................         162
      27,133       * CommScope, Inc ...............................         214
      11,652       * Compucom Systems, Inc ........................          65
     239,202         Computer Associates International, Inc .......       3,229
      16,039       * Computer Horizons Corp .......................          52
      14,100       * Computer Network Technology Corp .............         100
      85,193       * Computer Sciences Corp .......................       2,935
     175,769       * Compuware Corp ...............................         844
       1,892         Compx International, Inc .....................          16
      97,839       * Comverse Technology, Inc .....................         980
      12,300       * Concord Camera Corp ..........................          67
       8,130       * Concord Communications, Inc ..................          73
     268,059       * Concord EFS, Inc .............................       4,219
      32,341       * Concurrent Computer Corp .....................          93
     134,410       * Conexant Systems, Inc ........................         216
      90,944       * Convergys Corp ...............................       1,378
       4,639       * CoorsTek, Inc ................................         119
     602,421      e* Corning, Inc .................................       1,994
      11,908       * Covansys Corp ................................          45
      23,327      e* Cray, Inc ....................................         179
      31,414       * Credence Systems Corp ........................         293
      37,890      e* Cree, Inc ....................................         620
      27,380       * CSG Systems International, Inc ...............         374
      15,237         CTS Corp .....................................         118
       8,300         Cubic Corp ...................................         153
      17,900      e* Cymer, Inc ...................................         577
      65,417       * Cypress Semiconductor Corp ...................         374
       7,695       * Daktronics, Inc. .............................         103
       8,000       * Datastream Systems, Inc ......................          51
      20,582      e* DDI Corp .....................................           5
      15,858       * dELiA* s Corp (Class A) ......................           7
   1,187,950       * Dell Computer Corp ...........................      31,766
      33,680         Deluxe Corp ..................................       1,418
      10,275       * DiamondCluster International, Inc (Class A) ..          32
      37,795         Diebold, Inc .................................       1,558
       4,549       * Digimarc Corp ................................          52
      15,200       * Digital Insight Corp .........................         132
      13,688       * Digital River, Inc ...........................         164
       4,200       * Digitas, Inc .................................          15
       4,030       * DocuCorp International, Inc ..................          27
      21,000       * Documentum, Inc ..............................         329
      62,538       * DoubleClick, Inc .............................         354
       4,311       * Drexler Technology Corp ......................          54
      14,133       * DSP Group, Inc ...............................         224
      62,889       * DST Systems, Inc .............................       2,236
       6,365       * Dupont Photomasks, Inc .......................         148
      32,407       * E.piphany, Inc ...............................         135
      65,483       * Earthlink, Inc ...............................         357
      13,198      e* Echelon Corp .................................         148
       8,197         EDO Corp .....................................         170
      24,173       * eFunds Corp ..................................         220
      14,252       * Electro Scientific Industries, Inc ...........         285
      10,600      e* Electroglas, Inc .............................          16
      63,179      e* Electronic Arts, Inc .........................       3,144
     251,653         Electronic Data Systems Corp .................       4,638
      28,200       * Electronics For Imaging, Inc .................         459
       4,571       * Embarcadero Technologies, Inc ................          27
   1,168,289       * EMC Corp .....................................       7,173
      11,854       * Emcore Corp ..................................          26
       5,367       * EMS Technologies, Inc ........................          84
      43,010      e* Emulex Corp ..................................         798
      24,084       * Entegris, Inc ................................         248
      82,542       * Enterasys Networks, Inc ......................         129
      24,200       * Entrust, Inc .................................          81
       5,065       * EPIQ Systems, Inc ............................          78
      75,968         Equifax, Inc .................................       1,758
      12,094       * eSpeed, Inc (Class A) ........................         205
      16,200       * ESS Technology, Inc ..........................         102
      10,900       * Esterline Technologies Corp ..................         193
      20,300       * Exar Corp ....................................         252
       4,400       * Excel Technology, Inc ........................          79
      53,993       * Extreme Networks, Inc ........................         177

                       SEE NOTES TO FINANCIAL STATEMENTS

54   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 TECHNOLOGY--(CONTINUED)
      11,734      e* F5 Networks, Inc ............................. $       126
      26,300         Fair, Isaac & Co, Inc ........................       1,123
      60,317       * Fairchild Semiconductor
                     International, Inc (Class A) .................         646
      17,391      e* FalconStor Software, Inc .....................          67
      12,816       * FEI Co .......................................         196
      17,716       * Filenet Corp .................................         216
      74,606      e* Finisar Corp .................................          71
     401,756         First Data Corp ..............................      14,226
     100,517       * Fiserv, Inc ..................................       3,413
       7,937       * Flir Systems, Inc ............................         387
      44,535       * Foundry Networks, Inc ........................         314
      20,049      e* Freemarkets, Inc .............................         129
      15,700       * FSI International, Inc .......................          71
      91,492       * Gateway, Inc .................................         287
      17,250         General Cable Corp ...........................          66
      15,807      e* Genesis Microchip, Inc .......................         206
       4,097       * Global Imaging Systems, Inc ..................          75
      19,184         Global Payments, Inc .........................         614
      59,736       * GlobespanVirata, Inc .........................         263
      30,631       * GrafTech International Ltd ...................         183
      14,090       * Griffon Corp .................................         192
      21,453      e* Handspring, Inc ..............................          20
      33,131       * Harmonic, Inc ................................          76
      32,181         Harris Corp ..................................         846
      13,300         Helix Technology Corp ........................         149
      35,963         Henry (Jack) & Associates, Inc ...............         433
   1,421,368         Hewlett-Packard Co ...........................      24,675
      13,100       * Hutchinson Technology, Inc ...................         271
      17,266       * Hypercom Corp ................................          64
      17,390       * Hyperion Solutions Corp ......................         446
     152,099      e* i2 Technologies, Inc .........................         175
      43,554       * Identix, Inc .................................         224
      10,287       * iGate Corp ...................................          27
       5,900       * Ii-Vi, Inc ...................................          95
      75,500         IKON Office Solutions, Inc ...................         540
      18,475       * Imation Corp .................................         648
       5,882       * Inet Technologies, Inc .......................          36
      19,675      e* InFocus Corp .................................         121
       2,856       * Infogrames, Inc ..............................           5
      31,499       * Infonet Services Corp (Class B) ..............          62
      30,033       * Informatica Corp .............................         173
      14,020       * Information Resources, Inc ...................          22
       3,275       * Inforte Corp .................................          25
      42,800       * Ingram Micro, Inc (Class A) ..................         529
      80,231       * Inktomi Corp .................................         128
       4,135       * Inrange Technologies Corp (Class B) ..........          10
       4,974       * Integral Systems, Inc ........................         100
      24,796       * Integrated Circuit Systems, Inc ..............         453
      54,385       * Integrated Device Technology, Inc ............         455
   3,513,167         Intel Corp ...................................      54,700
       8,200       * Intercept, Inc ...............................         139
      28,400       * Interdigital Communications Corp .............         414
      25,003       * Intergraph Corp ..............................         444
      62,408       * Interland, Inc ...............................          81
       7,551       * Intermagnetics General Corp ..................         148
     899,469       d International Business Machines Corp .........      69,709
      33,575       * International Rectifier Corp .................         620
      20,039      e* Internet Security Systems, Inc ...............         367
      63,157       * Intersil Corp (Class A) ......................         880
       9,361         Inter-Tel, Inc ...............................         196
      38,000       * Intertrust Technologies Corp .................         161
      56,987       * Interwoven, Inc ..............................         148
       8,315       * Intrado, Inc .................................          83
     100,001       * Intuit, Inc ..................................       4,692
      28,325       * Iomega Corp ..................................         222
      32,411       * Iron Mountain, Inc ...........................       1,070
      10,573       * ITXC Corp ....................................          25
      10,987       * Ixia .........................................          40
       6,800       * IXYS Corp ....................................          48
      53,037       * J.D. Edwards & Co ............................         598
       2,553      e* j2 Global Communications, Inc ................          49
      81,091       * Jabil Circuit, Inc ...........................       1,453
      14,298       * JDA Software Group, Inc ......................         138
     635,428      e* JDS Uniphase Corp ............................       1,570
     169,015      e* Juniper Networks, Inc ........................       1,149
      30,816       * Keane, Inc ...................................         277
       3,057         Keithley Instruments, Inc ....................          38
      45,638       * Kemet Corp ...................................         399
      12,200       * Keynote Systems, Inc .........................          94
       9,907       * Kforce, Inc ..................................          42
      99,414      e* KLA-Tencor Corp ..............................       3,516
      36,600       * Kopin Corp ...................................         143
      10,292       * Kronos, Inc ..................................         381
      25,400      e* Kulicke & Soffa Industries, Inc ..............         145
      67,367       * Lam Research Corp ............................         728
      45,401       * Lattice Semiconductor Corp ...................         398
       7,177       * Lawson Software, Inc .........................          41
       5,340       * Learning Tree International, Inc .............          73
       4,294       * LeCroy Corp ..................................          48
      46,344       * Legato Systems, Inc ..........................         233
      16,622       * Lexar Media, Inc .............................         104
      68,195       * Lexmark International, Inc ...................       4,126
      59,792       * Liberate Technologies ........................          86
      14,195       * Lightbridge, Inc .............................          87
     166,817         Linear Technology Corp .......................       4,291
      34,940       * Looksmart Ltd ................................          87
     195,096       * LSI Logic Corp ...............................       1,126
      23,279       * LTX Corp .....................................         140
   1,798,460      e* Lucent Technologies, Inc .....................       2,266
      31,040       * Macromedia, Inc ..............................         331
      22,273       * Macrovision Corp .............................         357
       9,459       * Magma Design Automation, Inc .................          91
      14,527       * Mail-Well, Inc ...............................          36
      10,080      e* Manhattan Associates, Inc ....................         238
       3,686       * Mantech International Corp (Class A) .........          70
       7,194      e* Manufacturers Services Ltd ...................          40
      30,324      e* Manugistics Group, Inc .......................          73
       7,334       * MAPICS, Inc ..................................          51
       7,703       * Mapinfo Corp .................................          43
      10,263       * Mastec, Inc ..................................          30
      25,660       * Matrixone, Inc ...............................         110
     169,659         Maxim Integrated Products, Inc ...............       5,606
     103,496       * Maxtor Corp ..................................         524
      33,090       * McData Corp (Class A) ........................         235
      12,800       * MCSi, Inc ....................................          61
      29,476       * MEMC Electronic Materials, Inc ...............         223
      34,000       * Mentor Graphics Corp .........................         267
      11,358       * Mercury Computer Systems, Inc ................         347
      40,554       * Mercury Interactive Corp .....................       1,202
       6,960       * Merix Corp ...................................          58
      13,683       * MetaSolv, Inc ................................          19
      17,700         Methode Electronics, Inc (Class A) ...........         194
      18,776       * Mettler-Toledo International, Inc ............         602
      32,470       * Micrel, Inc ..................................         292
     104,979         Microchip Technology, Inc ....................       2,567
      38,700       * Micromuse, Inc ...............................         148
     287,121      e* Micron Technology, Inc .......................       2,797
      15,718      e* Microsemi Corp ...............................          96
   2,353,241       * Microsoft Corp ...............................     121,663

                        SEE NOTES TO FINANCIAL STATEMENTS

                        2002 ANNUAL REPORT  College Retirement Equities Fund  55

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 TECHNOLOGY--(CONTINUED)
      21,800      e* Microtune, Inc ............................... $        68
       9,375      e* MIPS Technologies, Inc (Class A) .............          28
       9,224       * MIPS Technologies, Inc (Class B) .............          27
      12,054      e* MKS Instruments, Inc .........................         198
      69,034         Molex, Inc ...................................       1,591
       9,155       * Monolithic System Technology, Inc ............         111
   1,193,223         Motorola, Inc ................................      10,321
       9,713       * MRO Software, Inc ............................         118
      44,979       * MRV Communications, Inc ......................          48
      10,732         MTS Systems Corp .............................         108
       3,700       * Nanometrics, Inc .............................          16
       2,556       * Nassda Corp ..................................          29
       3,800       * National Processing, Inc .....................          61
      94,010       * National Semiconductor Corp ..................       1,411
       6,184       * Navigant International, Inc ..................          76
      12,200       * NCP Litigation Trust .........................           0
      43,602       * NCR Corp .....................................       1,035
      17,058         NDCHealth Corp ...............................         339
       8,995       * Net2Phone, Inc ...............................          36
      14,166      e* Netegrity, Inc ...............................          46
      20,296       * NETIQ Corp ...................................         251
      19,124       * Netro Corp ...................................          52
       8,800       * Netscout Systems, Inc ........................          38
       5,128       * NetScreen Technologies, Inc ..................          86
     155,803      e* Network Appliance, Inc .......................       1,558
      81,147       * Network Associates, Inc ......................       1,306
      33,837       * New Focus, Inc ...............................         130
      19,834       * Newport Corp .................................         249
       9,500      e* Next Level Communications, Inc ...............           8
      12,299       * NIC, Inc .....................................          18
       6,200       * Novadigm, Inc ................................          14
     188,662       * Novell, Inc ..................................         630
      78,947      e* Novellus Systems, Inc ........................       2,217
       7,491       * Nu Horizons Electronics Corp .................          43
      16,866       * Nuance Communications, Inc ...................          42
          40       * Nucentrix Broadband, Inc Wts .................           0
      12,076       * Numerical Technologies, Inc ..................          42
      67,975      e* Nvidia Corp ..................................         782
      13,103      e* NYFIX, Inc ...................................          59
      28,552       * Oak Technology, Inc ..........................          76
      10,130       * Omnivision Technologies, Inc .................         137
      14,251       * ON Semiconductor Corp ........................          20
      21,864       * Onyx Software Corp ...........................          34
      91,829       * Openwave Systems, Inc ........................         184
      54,457       * Oplink Communications, Inc ...................          43
       5,857       * Opnet Technologies, Inc ......................          47
       5,945       * Optical Communication Products, Inc ..........           6
   2,163,938       * Oracle Corp ..................................      23,371
       3,424      e* OSI Systems, Inc .............................          58
       3,887       * Overland Storage, Inc ........................          57
      26,848       * Overture Services, Inc .......................         733
      11,600       * Packeteer, Inc ...............................          80
      15,236       * Palm, Inc ....................................         239
      14,022       * Paradyne Networks, Inc .......................          18
     138,955       * Parametric Technology Corp ...................         350
       8,950         Park Electrochemical Corp ....................         172
      16,780       * Paxar Corp ...................................         248
      15,803       * Paxson Communications Corp ...................          33
     172,084         Paychex, Inc .................................       4,801
      10,237       * PC-Tel, Inc ..................................          69
       6,110       * PDF Solutions, Inc ...........................          42
       4,282       * PEC Solutions, Inc ...........................         128
      12,674       * Pegasus Solutions, Inc .......................         127
       3,113       * Pegasystems, Inc .............................          16
     144,575       * Peoplesoft, Inc ..............................       2,646
      10,052       * Pericom Semiconductor Corp ...................          84
      36,080       * Perot Systems Corp (Class A) .................         387
      13,240       * Phoenix Technologies Ltd .....................          76
      14,465       * Photronics, Inc ..............................         198
      15,874         Pioneer-Standard Electronics, Inc ............         146
      16,926       * Pixelworks, Inc ..............................          98
       6,983       * Planar Systems, Inc ..........................         144
      19,894      e* Plantronics, Inc .............................         301
      21,900       * Plexus Corp ..................................         192
       8,600       * PLX Technology, Inc ..........................          34
      87,913      e* PMC-Sierra, Inc ..............................         489
      52,989       * Polycom, Inc .................................         504
       5,162       * Pomeroy Computer Resources, Inc ..............          60
      59,495       * Portal Software, Inc .........................          48
       3,261       * Powell Industries, Inc .......................          56
      13,270       * Power Integrations, Inc ......................         226
      34,890       * Powerwave Technologies, Inc ..................         188
      18,216      e* PRG-Schultz International, Inc ...............         162
      11,600       * Probusiness Services, Inc ....................         116
      16,455       * Progress Software Corp .......................         213
      12,361       * Proton Energy Systems ........................          37
      59,711      e* Proxim Corp (Class A) ........................          52
      24,124       * PTEK Holdings, Inc ...........................         106
      46,215       * QLogic Corp ..................................       1,595
       7,000       * QRS Corp .....................................          46
     404,413       * Qualcomm, Inc ................................      14,717
      67,929       * Quantum Corp .................................         181
      19,464       * Quest Software, Inc ..........................         201
       3,311         Quixote Corp .................................          60
       9,475       * Radiant Systems, Inc .........................          91
       8,400       * Radisys Corp .................................          67
      12,900       * Rainbow Technologies, Inc ....................          92
      22,107       * Raindance Communications, Inc ................          71
      43,700       * Rambus, Inc ..................................         293
      91,538       * Rational Software Corp .......................         951
      60,783       * Read-Rite Corp ...............................          21
      45,851       * RealNetworks, Inc ............................         175
      58,772       * Red Hat, Inc .................................         347
      77,238      e* Redback Networks, Inc ........................          65
      14,983       * Register.com, Inc ............................          67
       5,893      e* Renaissance Learning, Inc ....................         111
       4,900      e* Research Frontiers, Inc ......................          41
      26,550       * Retek, Inc ...................................          72
      34,418         Reynolds & Reynolds Co (Class A) .............         877
      74,941       * RF Micro Devices, Inc ........................         549
      61,199       * Riverstone Networks, Inc .....................         130
       8,200       * Rogers Corp ..................................         182
       9,626       * Roxio, Inc ...................................          46
      23,065       * RSA Security, Inc ............................         138
       4,810       * Rudolph Technologies, Inc ....................          92
      36,790       * S1 Corp ......................................         164
      61,000       * Safeguard Scientifics, Inc ...................          83
       9,000       * Sanchez Computer Associates, Inc .............          26
      31,927      e* Sandisk Corp .................................         648
     276,086       * Sanmina-SCI Corp .............................       1,240
      40,800       * Sapient Corp .................................          84
       7,500       * SBS Technologies, Inc ........................          69
      26,599      e* Scansoft, Inc ................................         138
       2,472       * Scansource, Inc ..............................         122
      82,277         Scientific-Atlanta, Inc ......................         976
       7,900       * SCM Microsystems, Inc ........................          34
      12,451       * Seachange International, Inc .................          77
      86,617       * Seagate Technology (Escrow) ..................           0
      15,600       * Secure Computing Corp ........................         100

                        SEE NOTES TO FINANCIAL STATEMENTS

56   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 TECHNOLOGY--(CONTINUED)
      26,170       * Seebeyond Technology Corp .................... $        64
       8,900       * Semitool, Inc ................................          55
      31,872       * Semtech Corp .................................         348
       9,154       * Serena Software, Inc .........................         145
     204,122       * Siebel Systems, Inc ..........................       1,527
      96,846       * Silicon Graphics, Inc ........................         109
      30,384      e* Silicon Image, Inc ...........................         182
      13,738      e* Silicon Laboratories, Inc ....................         262
      40,600       * Silicon Storage Technology, Inc ..............         164
       3,000       * Siliconix, Inc ...............................          70
       3,671       * Simpletech, Inc ..............................          11
      13,315       * Sipex Corp ...................................          49
      28,500       * Sitel Corp ...................................          34
     432,933       * Solectron Corp ...............................       1,537
      18,500       * Somera Communications, Inc ...................          50
      43,818      e* SONICblue, Inc ...............................          20
      28,160       * SonicWALL, Inc ...............................         102
      91,728       * Sonus Networks, Inc ..........................          92
       7,944       * Sourcecorp ...................................         148
       9,300       * Spectralink Corp .............................          67
      14,577       * SpeechWorks International, Inc ...............          41
       6,112       * SPSS, Inc ....................................          86
       2,573       * SRA International, Inc (Class A) .............          70
       4,019       * SS&C Technologies, Inc .......................          43
       7,700       * Standard Microsystems Corp ...................         150
      55,700       * Storage Technology Corp ......................       1,193
      33,717       * StorageNetworks, Inc .........................          39
      43,500       * Stratex Networks, Inc ........................          96
       3,720       * Stratos Lightwave, Inc .......................          16
   1,705,740       * Sun Microsystems, Inc ........................       5,305
     148,137       * Sungard Data Systems, Inc ....................       3,490
       1,274       * Suntron Corp .................................           6
       5,187       * Supertex, Inc ................................          77
      33,436      e* Surebeam Corp (Class A) ......................         135
      48,453       * Sybase, Inc ..................................         649
      83,272       * Sycamore Networks, Inc .......................         241
      12,800       * Sykes Enterprises, Inc .......................          42
      75,608      e* Symantec Corp ................................       3,058
     120,004         Symbol Technologies, Inc .....................         986
       2,558       * Synaptics, Inc ...............................          19
      39,423       * Synopsys, Inc ................................       1,819
       4,923       * Synplicity, Inc ..............................          19
       2,857       * Syntel, Inc ..................................          60
       2,544         Sypris Solutions, Inc ........................          26
      16,600       * Systems & Computer Technology Corp ...........         143
      19,700      e* Take-Two Interactive Software, Inc ...........         463
      26,271       * Tech Data Corp ...............................         708
      21,372         Technitrol, Inc ..............................         345
      24,200       * Tekelec ......................................         253
      44,191       * Tektronix, Inc ...............................         804
     216,019       * Tellabs, Inc .................................       1,570
      38,951      e* Tellium, Inc .................................          25
      96,101      e* Teradyne, Inc ................................       1,250
      34,000      e* Terayon Communication Systems, Inc ...........          70
     911,343       e Texas Instruments, Inc .......................      13,679
      10,843       * Therma-Wave, Inc .............................          11
      90,808       * Thermo Electron Corp .........................       1,827
      10,900       * Three-Five Systems, Inc ......................          70
      42,082       * TIBCO Software, Inc ..........................         260
       7,378       * Tier Technologies, Inc (Class B) .............         118
       9,200      e* Tivo, Inc ....................................          48
       6,500       * Tollgrade Communications, Inc ................          76
      19,431       e Total System Services, Inc ...................         262
      54,500       * Touch America Holdings, Inc ..................          21
      16,032       * Transaction Systems Architects, Inc (Class A)          104
      61,617       * Transmeta Corp ...............................          72
      12,873       * Trimble Navigation Ltd .......................         161
       3,738       * Tripos, Inc ..................................          27
      70,227       * Triquint Semiconductor, Inc ..................         298
      16,223       * Trizetto Group, Inc ..........................         100
       7,344       * TTM Technologies, Inc ........................          24
      17,542       * Turnstone Systems, Inc .......................          47
      16,455       * Tyler Technologies, Inc ......................          69
       6,002       * Ulticom, Inc .................................          45
       5,616       * Ultimate Electronics, Inc ....................          57
      12,227       * Ultratech Stepper, Inc .......................         120
     168,895       * Unisys Corp ..................................       1,672
       4,878         United Industrial Corp .......................          78
      10,622       * United Online, Inc ...........................         169
       9,900      e* Universal Display Corp .......................          78
      33,166       * Utstarcom, Inc ...............................         658
      35,114       * Valueclick, Inc ..............................          98
      16,258       * Varian Semiconductor Equipment Associates, Inc         386
      13,517       * Veeco Instruments, Inc .......................         156
       2,307       * Verint Systems, Inc ..........................          47
     115,427       * VeriSign, Inc ................................         926
     214,965       * Veritas Software Corp ........................       3,358
      11,287       * Verity, Inc ..................................         151
      10,145       * Vicor Corp ...................................          84
      18,942      e* Viewpoint Corp ...............................          35
     124,924       * Vignette Corp ................................         153
       5,406       * Virage Logic Corp ............................          54
       2,723         Virco Manufacturing Corp .....................          28
      83,965       * Vishay Intertechnology, Inc ..................         939
     104,622      e* Vitesse Semiconductor Corp ...................         229
      43,900       * Vitria Technology, Inc .......................          33
       4,000       * Volt Information Sciences, Inc ...............          68
      19,747         Wallace Computer Services, Inc ...............         425
      14,600       * WatchGuard Technologies, Inc .................          93
      12,069      e* WebEx Communications, Inc ....................         181
      24,031       * webMethods, Inc ..............................         198
      10,767       * Websense, Inc ................................         230
       7,221       * WESCO International, Inc .....................          40
     101,086      e* Western Digital Corp .........................         646
       8,947       * White Electronic Designs Corp ................          68
      10,919       * Wilson Greatbatch Technologies, Inc ..........         319
      36,080       * Wind River Systems, Inc ......................         148
      11,800       * Wireless Facilities, Inc .....................          71
       6,873       * Witness Systems, Inc .........................          24
       5,800         Woodhead Industries, Inc .....................          66
      10,143       * Xicor, Inc ...................................          38
     176,300       * Xilinx, Inc ..................................       3,632
      12,461       * Zebra Technologies Corp (Class A) ............         714
      14,100       * Zoran Corp ...................................         198
       8,300       * Zygo Corp ....................................          58
                                                                    -----------
                   TOTAL TECHNOLOGY                                     710,507
                                                                    -----------
 TRANSPORTATION--1.32%
      25,493         Airborne, Inc ................................         378
      34,400       * Airtran Holdings, Inc ........................         134
      12,708       * Alaska Air Group, Inc ........................         275
      81,143       * AMR Corp .....................................         536
      11,300       * Arkansas Best Corp ...........................         294
       1,300       * ATA Holdings Corp ............................           6
      20,999       * Atlantic Coast Airlines Holdings, Inc ........         253
       8,250       * Atlas Air Worldwide Holdings, Inc ............          12
      17,953       * BE Aerospace, Inc ............................          65
     201,221         Burlington Northern Santa Fe Corp ............       5,234
      35,206         C.H. Robinson Worldwide, Inc .................       1,098
      23,393         CNF, Inc .....................................         778

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   57

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 TRANSPORTATION--(CONTINUED)
      33,328      e* Continental Airlines, Inc (Class B) .......... $       242
       3,015       * Covenant Transport, Inc (Class A) ............          57
     111,608         CSX Corp .....................................       3,160
      64,976         Delta Air Lines, Inc .........................         786
      17,950       * EGL, Inc .....................................         256
      49,381         Expeditors International Of Washington, Inc ..       1,612
      15,342       * ExpressJet Holdings, Inc .....................         157
     156,749         FedEx Corp ...................................       8,499
       9,492         Florida East Coast Industries, Inc (Class A) .         220
       5,860       * Forward Air Corp .............................         114
      16,181       * Frontier Airlines, Inc .......................         109
       5,931       * Genesee & Wyoming, Inc (Class A) .............         121
      15,732       * Heartland Express, Inc .......................         360
      11,755      e* Hunt (J.B.) Transport Services, Inc ..........         344
       4,491      e* JetBlue Airways Corp .........................         121
      31,811       * Kansas City Southern Industries, Inc .........         382
      12,422       * Knight Transportation, Inc ...................         261
       7,994       * Landstar System, Inc .........................         467
      16,725       * Mesa Air Group, Inc ..........................          68
       4,700       * Mesaba Holdings, Inc .........................          29
       7,169       * Midwest Express Holdings, Inc ................          38
     203,917         Norfolk Southern Corp ........................       4,076
      28,580       * Northwest Airlines Corp ......................         210
      14,124         Overseas Shipholding Group, Inc ..............         253
       1,573       * P.A.M. Transportation Services ...............          40
      15,629       * RailAmerica, Inc .............................         112
       6,100         Roadway Corp .................................         225
      30,049         Ryder System, Inc ............................         674
      75,832       * Sabre Holdings Corp ..........................       1,373
       7,300       * SCS Transportation, Inc ......................          72
      17,644         Shurgard Storage Centers, Inc (Class A) ......         553
      27,940         Skywest, Inc .................................         365
     405,485         Southwest Airlines Co ........................       5,636
      32,289       * Swift Transportation Co, Inc .................         646
       2,846       * U.S. Xpress Enterprises, Inc (Class A) .......          25
      34,035    b,e* UAL Corp .....................................          49
     132,372         Union Pacific Corp ...........................       7,925
     204,867         United Parcel Service, Inc (Class B) .........      12,923
      14,138         USFreightways Corp ...........................         406
      20,166         Werner Enterprises, Inc ......................         434
      15,200       * Yellow Corp ..................................         383
                                                                    -----------
                   TOTAL TRANSPORTATION                                  62,846
                                                                    -----------
 UTILITIES--6.99%
     216,085       * AES Corp .....................................         653
      29,500         AGL Resources, Inc ...........................         717
      11,500       * AirGate PCS, Inc .............................           7
      35,719       * Alamosa Holdings, Inc ........................          19
       3,167       * Alaska Communications Systems Group, Inc .....           6
      64,951         Allegheny Energy, Inc ........................         491
      61,012      e* Allegiance Telecom, Inc ......................          41
      14,828       * Allen Telecom, Inc ...........................         140
      40,078         Allete, Inc ..................................         909
      47,253         Alliant Energy Corp ..........................         782
     163,359         Alltel Corp ..................................       8,331
      79,884         Ameren Corp ..................................       3,321
     169,559         American Electric Power Co, Inc ..............       4,634
      85,253      e* American Tower Corp (Class A) ................         301
      96,363         Aquila, Inc ..................................         171
     400,528         AT&T Corp ....................................      10,458
   1,175,484      e* AT&T Wireless Services, Inc ..................       6,641
      21,712         Atmos Energy Corp ............................         506
      25,112         Avista Corp ..................................         290
     984,933         BellSouth Corp ...............................      25,480
      14,028         Black Hills Corp .............................         372
      99,373       * Broadwing, Inc ...............................         350
     182,923      e* Calpine Corp .................................         596
       5,700         Cascade Natural Gas Corp .....................         114
       4,800       * Centennial Communications Corp ...............          13
     139,924         Centerpoint Energy, Inc ......................       1,189
       5,931         Central Vermont Public Service Corp ..........         108
      74,354         CenturyTel, Inc ..............................       2,185
       8,600         CH Energy Group, Inc .........................         401
      87,800         Cinergy Corp .................................       2,961
     147,636       * Citizens Communications Co ...................       1,558
      21,139         Cleco Corp ...................................         296
      66,186         CMS Energy Corp ..............................         625
       5,766       * Commonwealth Telephone Enterprises, Inc ......         207
       3,989         Connecticut Water Service, Inc ...............         101
     111,748         Consolidated Edison, Inc .....................       4,785
      86,162         Constellation Energy Group, Inc ..............       2,397
     107,870       * Crown Castle International Corp ..............         405
       8,871         CT Communications, Inc .......................         100
     160,576         Dominion Resources, Inc ......................       8,816
      66,308         DPL, Inc .....................................       1,017
      37,900         DQE, Inc .....................................         578
      84,673         DTE Energy Co ................................       3,929
     467,060         Duke Energy Corp .............................       9,126
     143,965       e Dynegy, Inc (Class A) ........................         170
     171,111       * Edison International .........................       2,028
     306,809         El Paso Corp .................................       2,135
      24,924       * El Paso Electric Co ..........................         274
      11,878         Empire District Electric Co ..................         216
      18,039         Energen Corp .................................         525
      75,720         Energy East Corp .............................       1,673
       2,147         EnergySouth, Inc .............................          61
     117,150         Entergy Corp .................................       5,341
      33,273         Equitable Resources, Inc .....................       1,166
     169,175         Exelon Corp ..................................       8,927
     145,579         FirstEnergy Corp .............................       4,800
         460    b,e* Focal Communications Corp ....................           0
       3,085    b,e* Focal Communications Corp Wts 12/14/07 .......           0
      92,472         FPL Group, Inc ...............................       5,560
      22,144       * General Communication, Inc (Class A) .........         149
       9,900      b* Geotek Communications, Inc ...................           0
       6,993       * Golden Telecom, Inc ..........................          88
      36,100         Great Plains Energy, Inc .....................         826
      19,083         Hawaiian Electric Industries, Inc ............         839
       7,400         Hickory Tech Corp ............................          71
      19,700         Idacorp, Inc .................................         489
      17,583       * IDT Corp .....................................         304
       9,000       * IDT Corp (Class B) ...........................         140
      73,683         KeySpan Corp .................................       2,597
      47,590         Kinder Morgan, Inc ...........................       2,012
      10,000         Laclede Group, Inc ...........................         242
     179,300      e* Level 3 Communications, Inc ..................         879
       2,700      e* McLeod USA, Inc (Class A) ....................           2
     245,815      e* McLeod USA, Inc (Escrow) .....................           0
      37,239         MDU Resources Group, Inc .....................         961
       8,400         MGE Energy, Inc ..............................         225
       4,108         Middlesex Water Co ...........................          86
     209,377      e* Mirant Corp ..................................         396
       4,310       * NATCO Group, Inc (Class A) ...................          27
      37,717         National Fuel Gas Co .........................         782
      14,277         New Jersey Resources Corp ....................         451
     351,990      e* Nextel Communications, Inc (Class A) .........       4,065
      35,293       * Nextel Partners, Inc (Class A) ...............         214
      23,241         Nicor, Inc ...................................         791
     125,307         NiSource, Inc ................................       2,506
      17,762       * NiSource, Inc (Sails) ........................          39

                       SEE NOTES TO FINANCIAL STATEMENTS

58   College Retirement Equities Fund  2002 ANNUAL REPORT

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------
     SHARES                                                          VALUE (000)
     ------                                                          -----------
 UTILITIES--(CONTINUED)
       8,100         North Pittsburgh Systems, Inc ................ $       110
      67,953         Northeast Utilities ..........................       1,031
      13,300         Northwest Natural Gas Co .....................         360
      19,200       e Northwestern Corp ............................          98
      27,808         NSTAR ........................................       1,234
       8,600         NUI Corp .....................................         148
      41,138         OGE Energy Corp ..............................         724
       9,002       * Oil States International, Inc ................         116
      27,991         Oneok, Inc ...................................         537
      13,100         Otter Tail Corp ..............................         352
      18,627         Peoples Energy Corp ..........................         720
      80,856         Pepco Holdings, Inc ..........................       1,568
      15,255       * Petroquest Energy, Inc .......................          63
     204,322       * PG&E Corp ....................................       2,840
      16,235         Piedmont Natural Gas Co, Inc .................         574
      40,816         Pinnacle West Capital Corp ...................       1,391
      19,136         PNM Resources, Inc ...........................         456
      85,113         PPL Corp .....................................       2,952
      25,326       * Price Communications Corp ....................         350
     124,314         Progress Energy, Inc .........................       5,389
      34,100       * Progress Energy, Inc (Cvo) ...................          15
     116,857         Public Service Enterprise Group, Inc .........       3,751
      45,742         Puget Energy, Inc ............................       1,009
      40,335         Questar Corp .................................       1,122
       5,232       * Quicksilver Resources, Inc ...................         117
     713,325       * Qwest Communications International, Inc ......       3,567
      30,192      e* RCN Corp .....................................          16
     151,957      e* Reliant Resources, Inc .......................         486
   1,755,038         SBC Communications, Inc ......................      47,579
      55,034         SCANA Corp ...................................       1,704
       9,800         SEMCO Energy, Inc ............................          60
      95,206         Sempra Energy ................................       2,252
       1,662         Shenandoah Telecom Co ........................          81
      53,095         Sierra Pacific Resources .....................         345
      70,552      e* Skyworks Solutions, Inc ......................         608
       6,300         South Jersey Industries, Inc .................         208
     369,479         Southern Co ..................................      10,490
      21,184       * Southern Union Co ............................         350
      17,097         Southwest Gas Corp ...........................         401
       4,966         Southwest Water Co ...........................          66
      13,400       * Southwestern Energy Co .......................         153
     468,179         Sprint Corp (FON Group) ......................       6,779
     372,642       * Sprint Corp (PCS Group) ......................       1,632
       6,987       e SureWest Communications ......................         260
      11,730       * Talk America Holdings, Inc ...................          66
      91,013       e TECO Energy, Inc .............................       1,408
      27,474         Telephone & Data Systems, Inc ................       1,292
      21,763       * Time Warner Telecom, Inc (Class A) ...........          46
       9,938      e* Triton PCS Holdings, Inc (Class A) ...........          39
     150,753         TXU Corp .....................................       2,816
       8,770       * U.S. Cellular Corp ...........................         219
      44,386       * U.S. Unwired, Inc (Class A) ..................          22
      27,663      e* Ubiquitel, Inc ...............................          11
      14,370         UGI Corp .....................................         537
       6,246         UIL Holdings Corp ............................         218
      14,872         Unisource Energy Corp ........................         257
       2,424         Unitil Corp ..................................          60
      35,811         Vectren Corp .................................         824
   1,430,778         Verizon Communications, Inc ..................      55,432
      10,105       * West Corp ....................................         168
      29,799         Westar Energy, Inc ...........................         295
       9,831         Western Gas Resources, Inc ...................         362
      27,592      e* Western Wireless Corp (Class A) ..............         146
      25,525         WGL Holdings, Inc ............................         611
     248,350         Williams Cos, Inc ............................         671
      60,526         Wisconsin Energy Corp ........................       1,525
      16,500         WPS Resources Corp ...........................         641
     207,648    b,e* Xcel Energy, Inc .............................       2,284
                                                                    -----------
                   TOTAL UTILITIES                                      332,198
                                                                    -----------
                   TOTAL COMMON STOCK

                    (COST $5,455,531)                                 4,731,845
                                                                    -----------

    PRINCIPAL
    ---------
SHORT TERM INVESTMENTS--3.75%
 COMMERCIAL PAPER--2.61%
                   Asset Securitization Coop Corp
   $ 9,000,000    c   1.310%, 01/08/03 ............................       8,997
                   Cargill, Inc
     8,000,000    c   1.290%, 02/11/03 ............................       7,988
                   Ciesco LP
     9,000,000    c   1.340%, 01/27/03 ............................       8,991
                   Coca-Cola Enterprises, Inc
     9,000,000    c   1.270%, 03/17/03 ............................       8,975
                   General Electric Capital Corp
     9,000,000        1.260%, 02/05/03 ............................       8,988
                   Govco, Inc
     9,000,000    c   1.290%, 03/04/03 ............................       8,979
                   Greyhawk Funding LLC
     9,000,000    c   1.320%, 01/07/03 ............................       8,998
                   Kitty Hawk Funding Corp
     9,000,000    c   1.360%, 01/10/03 ............................       8,997
                   Links Finance LLC
     9,000,000    c   1.320%, 02/10/03 ............................       8,987
                   Park Avenue Receivables Corp
     8,000,000    c   1.340%, 01/21/03 ............................       7,994
                   Preferred Receivables Funding Corp
     9,000,000    c   1.340%, 01/21/03 ............................       8,993
                   Receivables Capital Corp
     9,000,000    c   1.330%, 01/03/03 ............................       8,999
                   Societe Generale North America, Inc
     9,000,000        1.510%, 01/06/03 ............................       8,998
                   UBS Finance, Inc (Delaware)

     9,000,000        1.490%, 01/06/03 ............................       8,998
                                                                    -----------
                   TOTAL COMMERCIAL PAPER                               123,882
                                                                    -----------
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES--1.14%

                   Federal Home Loan Bank (FHLB)

     8,000,000        1.180%, 01/02/03 ............................       7,999
                   Federal Home Loan Mortgage Corp (FHLMC)

    10,000,000    d   1.640%, 01/02/03 ............................       9,999
     2,000,000        1.260%, 02/27/03 ............................       1,996
                   Federal National Mortgage Association (FNMA)
    11,000,000        1.240%, 01/14/03 ............................      10,995
    23,400,000        1.260%, 02/06/03 ............................      23,370
                                                                    -----------
                   TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES     54,359
                                                                    -----------
                   TOTAL SHORT TERM INVESTMENTS

                    (COST $178,241)                                     178,241
                                                                    -----------
                   TOTAL PORTFOLIO--103.34%

                    (COST $5,634,218)                                 4,910,492
                   OTHER ASSETS & LIABILITIES, NET--(3.34)%            (158,712)
                                                                    -----------
                   NET ASSETS--100%                                 $ 4,751,780
                                                                    ===========

----------
*  Non-income producing

b  In bankcruptcy

c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

                        SEE NOTES TO FINANCIAL STATEMENTS

                       2002 ANNUAL REPORT  College Retirement Equities Fund   59

       Statement of Investments - EQUITY INDEX ACCOUNT - December 31, 2002
--------------------------------------------------------------------------------

d All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

e  All or a portion of these securities are out on loan.

f Restricted securities-Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At December 31, 2002, the value of these securities amounted to $129,224 or 0.00% of net assets.

SECURITY                             ACQUISITION DATE        ACQUISITION COST
-------------                      --------------------    --------------------
Priority Healthcare Corp (Class A)       01/04/99                $67,236
                                                                 =======

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the accounts use more specific industry categories in following their investment limitations on industry concentration.

                       SEE NOTES TO FINANCIAL STATEMENTS

60    College Retirement Equities Fund  2002 ANNUAL REPORT

Report of Management Responsibility

     TO THE PARTICIPANTS OF COLLEGE RETIREMENT EQUITIES FUND:

     The accompanying financial statements of the Money Market, Inflation-Linked Bond, Bond Market, Social Choice and Equity Index Accounts of College Retirement Equities Fund ("CREF") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

     CREF has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, CREF's internal audit personnel provide a continuing review of the internal controls and operations of the CREF Accounts, and the chief audit executive regularly reports to the Audit Committee of the CREF Board of Trustees.

     The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be CREF's policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The independent auditors' report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

     The Audit Committee of the CREF Board of Trustees, consisting of trustees who are not officers of CREF, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls, and auditing. In addition to the annual audit of the financial statements of all the CREF Accounts by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of the CREF Accounts' operations.


     /s/ Herbert M. Allison, Jr.     /s/ Richard L. Gibbs

     Chairman, President and         Executive Vice President and
     Chief Executive Officer         Principal Accounting Officer

--------------------------------------------------------------------------------

Report of the Audit Committee

     TO THE PARTICIPANTS OF COLLEGE RETIREMENT EQUITIES FUND:

     The Audit Committee oversees the financial reporting process of College Retirement Equities Fund ("CREF") on behalf of CREF's Board of Trustees. The Audit Committee operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

     Management has the primary responsibility for preparation of CREF's financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in advance of their respective audits of CREF. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

     The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with accounting principles generally accepted in the United States.

     The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by CREF, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, internal controls, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management and CREF, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

     Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

     Maceo K. Sloan, Audit Committee Chair
     Martin J. Gruber, Audit Committee Member
     Nestor V. Santiago, Audit Committee Member

     February 19, 2003

                       2002 ANNUAL REPORT College Retirement Equities Fund    61

Statements of Assets and Liabilities

    December 31, 2002                                 Money Market  Inflation-Linked   Bond Market    Social Choice    Equity Index
    (amounts in thousands, except amounts                Account       Bond Account      Account         Account          Account
    per accumulation unit)                            ------------  ----------------   -----------    -------------    ------------
ASSETS
Portfolio investments, at cost                          $7,495,231      $2,519,640      $6,979,859      $5,061,740      $ 5,634,218
Net unrealized appreciation (depreciation) of
   portfolio investments                                     1,465         192,534         174,980          63,032         (723,726)
                                                        ----------      ----------      ----------      ----------      -----------
Portfolio investments, at value (including
   securities loaned of $0, $158,421, $341,887,
   $313,401 and $157,184, respectively)                  7,496,696       2,712,174       7,154,839       5,124,772        4,910,492
Cash                                                            40              97           2,924           9,495            9,406
Dividends and interest receivable                            4,279          31,105          50,711          19,502            9,380
Receivable from securities transactions                        258             311          29,094          14,410              590
Amounts due from TIAA                                           --              --           2,866             360            4,545
                                                        ----------      ----------      ----------      ----------      -----------
   Total Assets                                          7,501,273       2,743,687       7,240,434       5,168,539        4,934,413
                                                        ----------      ----------      ----------      ----------      -----------

LIABILITIES
Deposits for securities loaned--Note 3                          --         161,129         349,200         324,360          167,852
Amounts due to banks                                            --              --              --           1,228               --
Payable for securities transactions                            189          12,504       1,105,020         460,701           14,781
Amounts due to TIAA and related entities                       959              20              --              --               --
                                                        ----------      ----------      ----------      ----------      -----------
   Total Liabilities                                         1,148         173,653       1,454,220         786,289          182,633
                                                        ----------      ----------      ----------      ----------      -----------

NET ASSETS
Accumulation Fund                                        7,246,632       2,487,311       5,633,159       4,223,421        4,625,880
Annuity Fund                                               253,493          82,723         153,055         158,829          125,900
                                                        ----------      ----------      ----------      ----------      -----------
   Total Net Assets                                     $7,500,125      $2,570,034      $5,786,214      $4,382,250      $ 4,751,780
                                                        ==========      ==========      ==========      ==========      ===========
ACCUMULATION UNITS OUTSTANDING--Notes 4 and 5              334,898          63,825          81,952          50,707           86,020
                                                        ==========      ==========      ==========      ==========      ===========
NET ASSET VALUE PER ACCUMULATION UNIT--Note 4           $    21.64      $    38.97      $    68.74      $    83.29      $     53.78
                                                        ==========      ==========      ==========      ==========      ===========
-----------------------------------------------------------------------------------------------------------------------------------

Statements of Operations

    Year Ended December 31, 2002                       Money Market  Inflation-Linked   Bond Market   Social Choice    Equity Index
    (amounts in thousands)                               Account       Bond Account      Account         Account          Account
                                                       ------------  ----------------   -----------   -------------    ------------
INVESTMENT INCOME
Income:
    Interest                                              $ 137,985       $  90,178       $262,481      $  95,627       $     3,139
    Dividends                                                    --              --             --         41,513            81,801
                                                          ---------       ---------       --------      ---------       -----------
    Total Income                                            137,985          90,178        262,481        137,140            84,940
                                                          ---------       ---------       --------      ---------       -----------
Expenses--Note 2:

    Investment                                                4,273           1,889          6,487          4,092             4,617
    Operating                                                23,463           5,492         14,201         13,122            16,342
    Interest                                                     --              --             --             --                16
                                                          ---------       ---------       --------      ---------       -----------
    Total Expenses                                           27,736           7,381         20,688         17,214            20,975
                                                          ---------       ---------       --------      ---------       -----------
INVESTMENT INCOME--NET                                      110,249          82,797        241,793        119,926            63,965
                                                          ---------       ---------       --------      ---------       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON TOTAL INVESTMENTS--Note 3 Net realized gain
   (loss) on:

   Portfolio investments                                        172          (4,953)        89,529        (10,236)         (137,579)
   Futures transactions                                          --              --             --             --            (3,300)
                                                          ---------       ---------       --------      ---------       -----------
   Net Realized Gain (Loss) on Total Investments                172          (4,953)        89,529        (10,236)         (140,879)
                                                          ---------       ---------       --------      ---------       -----------
Net change in unrealized appreciation
   (depreciation) on:

   Portfolio investments                                     (1,923)        189,445        161,097       (538,541)       (1,215,992)
   Futures transactions                                          --              --             --             --              (221)
                                                          ---------       ---------       --------      ---------       -----------
   Net Change in Unrealized Appreciation
      (Depreciation) on

       Total Investments                                     (1,923)        189,445        161,097       (538,541)       (1,216,213)
                                                          ---------       ---------       --------      ---------       -----------
   Net Realized and Unrealized Gain (Loss) on
      Total Investments                                      (1,751)        184,492        250,626       (548,777)       (1,357,092)
                                                          ---------       ---------       --------      ---------       -----------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                        $ 108,498       $ 267,289       $492,419      $(428,851)      $(1,293,127)
                                                          =========       =========       ========      =========       ===========

See notes to financial statements

62     College Retirement Equities Fund  2002 ANNUAL REPORT

Statements of Cash Flows
    Year Ended December 31, 2002                        Money Market  Inflation-Linked   Bond Market    Social Choice  Equity Index
    (amounts in thousands)                                 Account      Bond Account       Account         Account        Account
                                                        ------------  ----------------   -----------    -------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase (decrease) in net assets resulting
      from operations                                     $108,498       $  267,289      $   492,419     $ (428,851)    $(1,293,127)
   Adjustments to reconcile net increase (decrease) in
      net assets resulting from operations to net cash
      provided by (used in) operating activities:
      Proceeds from sales of long-term securities               --          562,205       12,299,694      4,021,734         363,849
      Purchases of long term securities                         --       (1,661,611)     (13,097,601)    (4,498,849)     (1,185,913)
      (Purchases) sales of short-term investments--net     (34,352)         (84,299)           1,920        (80,821)       (116,153)
      Decrease (increase) in receivables                     8,505          (13,872)          (7,703)         1,503          (5,057)
      Increase in payables                                     959           44,393           10,368         14,145         166,128
      Net realized (gain) loss on total investments           (172)           4,953          (89,529)        10,236         140,879
      Net change in unrealized (appreciation)
         depreciation on total investments                   1,923         (189,445)        (161,097)       538,541       1,216,213
                                                          --------       ----------      -----------     ----------     -----------
   Net Cash Provided by (Used in) Operating Activities      85,361       (1,070,387)        (551,529)      (422,362)       (713,181)
                                                          --------       ----------      -----------     ----------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Premiums                                             658,721          184,414          433,028        468,664         663,014
      Net transfers from (to) TIAA                        (536,818)          23,744          (66,924)       (88,384)        (61,371)
      Net transfers from other CREF Accounts               407,136          929,995          555,947        122,937         266,275
      Annuity payments                                     (58,075)         (10,434)         (30,940)       (21,073)        (24,713)
      Withdrawals and death benefits                      (559,293)         (57,235)        (175,036)       (84,697)       (120,618)
      Proceeds (payments) from participation in
         dollar roll transactions--net                          --               --         (161,622)        29,685              --
      Proceeds from short term borrowings                       --               --               --             --          94,000
      Repayment of short term borrowings                        --               --               --             --         (94,000)
                                                          --------       ----------      -----------     ----------     -----------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES    (88,329)       1,070,484          554,453        427,132         722,587
                                                          --------       ----------      -----------     ----------     -----------
INCREASE (DECREASE) IN CASH                                 (2,968)              97            2,924          4,770           9,406

CASH
   Beginning of year                                         3,008               --               --          4,725              --
                                                          --------       ----------      -----------     ----------     -----------
   End of year                                            $     40       $       97      $     2,924     $    9,495     $     9,406
                                                          ========       ==========      ===========     ==========     ===========
Supplemental disclosure of cash flow information:
   Cash paid for interest                                 $     --       $       --      $        --     $       --      $       16
                                                          ========       ==========      ===========     ==========      ==========

See notes to financial statements


                        2002 ANNUAL REPORT College Retirement Equities Fund   63

Statements of Changes in Net Assets

                                         Money Market               Inflation-Linked Bond                Bond Market
                                            Account                        Account                          Account
    Years Ended December 31,      --------------------------      --------------------------      --------------------------
    (amounts in thousands)           2002            2001            2002            2001            2002            2001
FROM OPERATIONS
Investment income--net            $  110,249      $  282,715      $   82,797      $   50,306      $  241,793      $  216,837
Net realized gain (loss)
  on total investments                   172             708          (4,953)          5,604          89,529         130,096
Net change in unrealized
  appreciation (depreciation)
  on total investments                (1,923)          2,456         189,445          (4,480)        161,097         (55,322)
                                  ----------      ----------      ----------      ----------      ----------      ----------
  NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                    108,498         285,879         267,289          51,430         492,419         291,611
                                  ----------      ----------      ----------      ----------      ----------      ----------
FROM PARTICIPANT
TRANSACTIONS
Premiums                             658,721         584,651         184,414          93,689         433,028         301,849
                                  ----------      ----------      ----------      ----------      ----------      ----------
Disbursements and transfers:
  Net transfers to (from) TIAA       536,818         184,281         (23,744)        (18,780)         66,924         (19,022)
  Net transfers from other
    CREF Accounts                   (407,136)       (690,047)       (929,995)       (614,247)       (555,947)       (868,430)
  Annuity payments                    58,075          49,907          10,434           5,279          30,940          22,124
  Withdrawals and death benefits     559,293         542,221          57,235          32,444         175,036         123,844
                                  ----------      ----------      ----------      ----------      ----------      ----------
  Total Disbursements
    and Transfers, Net               747,050          86,362        (886,070)       (595,304)       (283,047)       (741,484)
                                  ----------      ----------      ----------      ----------      ----------      ----------
  NET INCREASE (DECREASE)
    IN NET ASSETS RESULTING
    FROM PARTICIPANT
    TRANSACTIONS                     (88,329)        498,289       1,070,484         688,993         716,075       1,043,333
                                  ----------      ----------      ----------      ----------      ----------      ----------
Net Increase (Decrease)
  in Net Assets                       20,169         784,168       1,337,773         740,423       1,208,494       1,334,944

NET ASSETS
  Beginning of year                7,479,956       6,695,788       1,232,261         491,838       4,577,720       3,242,776
                                  ----------      ----------      ----------      ----------      ----------      ----------
  End of year                     $7,500,125      $7,479,956      $2,570,034      $1,232,261      $5,786,214      $4,577,720
                                  ==========      ==========      ==========      ==========      ==========      ==========

      Social Choice                   Equity Index
          Account                        Account
--------------------------      --------------------------
   2002            2001            2002            2001

$  119,926      $  117,768      $   63,965      $   50,342

   (10,236)         64,687        (140,879)        (34,010)


  (538,541)       (390,711)     (1,216,213)       (644,420)
----------      ----------      ----------      ----------


  (428,851)       (208,256)     (1,293,127)       (628,088)
----------      ----------      ----------      ----------


   468,664         408,388         663,014         585,262
----------      ----------      ----------      ----------

    88,384          42,791          61,371          11,525

  (122,937)        (98,211)       (266,275)       (532,169)
    21,073          20,075          24,713          22,281
    84,697          82,236         120,618         115,050
----------      ----------      ----------      ----------

    71,217          46,891         (59,573)       (383,313)
----------      ----------      ----------      ----------



   397,447         361,497         722,587         968,575
----------      ----------      ----------      ----------

   (31,404)        153,241        (570,540)        340,487


 4,413,654       4,260,413       5,322,320       4,981,833
----------      ----------      ----------      ----------
$4,382,250      $4,413,654      $4,751,780      $5,322,320
==========      ==========      ==========      ==========

See notes to financial statements

--------------------------------------------------------------------------------
Notes to Financial Statements


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The purpose of College Retirement Equities Fund ("CREF"), as stated in its charter, is to aid and strengthen nonprofit educational and research organizations, governmental entities and other non-profit institutions by providing their employees with variable retirement benefits. CREF is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified management investment company. It consists of eight investment portfolios ("Accounts"). The accompanying financial statements are those of the Money Market, Inflation-Linked Bond, Bond Market, Social Choice and Equity Index Accounts. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which may require the use of estimates made by management. Actual results may vary from those estimates. The following is a summary of the significant accounting policies consistently followed by the Accounts.

VALUATION OF INVESTMENTS. Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sale price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Foreign investments are

64     College Retirement Equities Fund  2002 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

valued at the closing price in the principal market where they are traded; local currencies are converted into U.S. dollars. Money market instruments are valued at fair market value or amortized cost, which approximates market value. Stock index futures and options which are traded on commodities exchanges are valued at the last sale price as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events that have a significant effect on their value occur between the time their price is determined and the time an Account's net asset value is calculated.

ACCOUNTING FOR INVESTMENTS. Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Accounts are informed of the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the average cost basis for all the Accounts, except for the Inflation-Linked Bond Account as of July 1, 2002. For the Inflation-Linked Bond Account, effective July 1, 2002, realized gains and losses on securities transactions are accounted for on the specific identification method.

CHANGE IN ACCOUNTING POLICY. Effective July 1, 2002, the Inflation-Linked Bond Account changed the method by which realized gains and losses on securities transactions are accounted for from the average cost method to the specific identification method. This change was made in order to conform more closely with industry standards and is the first step in moving all of the Accounts to the specific identification method. This change is expected to be completed for all the Accounts in late 2003. For the Inflation-Linked Bond Account, the effect of this change for the year ended December 31, 2002 was to decrease net realized gain on investments by $24,419,100, increase net change in unrealized appreciation on investments by $23,881,268 and increase investment income--net by $537,832, but had no net impact on the increase in net assets resulting from operations or on total net assets.

DOLLAR ROLL TRANSACTIONS. Certain of the Accounts may enter into dollar rolls in which the Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same issuer and interest rate and substantially similar maturity) on a specified future date. During the roll period, the Account forgoes principal and interest paid on the securities. Dollar rolls are recorded as financing transactions. Dollar rolls can enhance the Account's return by earning a spread between the yield on the underlying securities and short-term interest rates. The use of dollar roll transactions by the Bond Market and Social Choice Accounts results in borrowings by these Accounts requiring the presentation of a statement of cash flows.

Foreign Currency Transactions and Translation. Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS. The Accounts may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are "marked-to-market" at the end of each day's trading. The Accounts are also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

SECURITIES LENDING. The Accounts may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned for United States securities and 105% of the market value of securities loaned for foreign securities. The Accounts continue to receive income on the securities loaned and receive additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Accounts. Although each transaction is collateralized, the Accounts would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

FUTURES CONTRACTS. The Accounts may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expi-

                        2002 ANNUAL REPORT College Retirement Equities Fund   65

--------------------------------------------------------------------------------


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
--------------------------------------------------------------------------------

NOTE 3--INVESTMENTS

ration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Accounts may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Accounts to the risk that the transaction may not be consummated.

RESTRICTED SECURITIES. Restricted securities held by the Accounts, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

FEDERAL INCOME TAXES. CREF is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"), not as a regulated investment company under Subchapter M of the Code. CREF should incur no material federal income tax liability. Under the rules of taxation applicable to life insurance companies, CREF's Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible.


NOTE 2--MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------

Investment advisory services for the CREF Accounts are provided by TIAA-CREF Investment Management, LLC ("Investment Management"), in accordance with an Investment Management Service Agreement with CREF. Investment Management is a registered investment adviser and a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a companion organization of CREF.

Administrative services for the CREF Accounts and distribution functions for CREF's certificates are provided by TIAA-CREF Individual & Institutional Services, Inc. ("Services") in accordance with a Principal Underwriting and Administrative Services Agreement with CREF. Services, a wholly-owned subsidiary of TIAA, is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The services provided by Investment Management and Services are provided at cost. Investment Management and Services receive management fee payments from the CREF Accounts on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to each Account's actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly.

TIAA provides guarantees for the CREF Accounts for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.

NOTE 3--INVESTMENTS
--------------------------------------------------------------------------------

At December 31, 2002, the market value of securities loaned and collateral received in connection therewith was comprised as follows:

                     Inflation-
                       Linked           Bond           Social          Equity
                        Bond           Market          Choice           Index
                       Account         Account         Account         Account
                    ------------    ------------    ------------    ------------
Market value
  of securities
  loaned            $158,420,916    $341,886,898    $313,400,661    $157,183,557
Cash collateral      161,128,542     349,200,056     324,360,066     167,852,280

At December 31, 2002, net unrealized  appreciation  (depreciation)  of portfolio
investments   for  each  of  the  Accounts,   consisting  of  gross   unrealized
appreciation and gross unrealized depreciation, were as follows:

                                Gross              Gross          Net Unrealized
                             Unrealized         Unrealized         Appreciation
                            Appreciation       Depreciation       (Depreciation)
                            ------------       ------------       --------------
Money Market Account         $ 1,737,823          $ 273,323         $ 1,464,500
Inflation-Linked
    Bond Account             192,548,336             14,254         192,534,082
Bond Market Account          179,786,240          4,805,919         174,980,321
Social Choice Account        550,384,212        487,351,878          63,032,334
Equity Index Account         444,340,826      1,168,066,380        (723,725,554)

At December 31, 2002 the Equity Index Account held 33 open futures contracts in the Standard & Poor's 500 Index, expiring in March 2003, with a value of $7,250,925 and an unrealized loss of $225,045.

Purchases and sales of portfolio securities of unaffiliated issuers, other than short-term money market instruments, for the Inflation-Linked Bond, Bond Market, Social Choice, and Equity Index Accounts for the year ended December 31, 2002, were as follows:

               Inflation-
                 Linked            Bond             Social           Equity
                  Bond            Market            Choice            Index
                 Account          Account           Account          Account
             --------------   ---------------   --------------   --------------
Purchases    $1,673,430,276   $13,110,390,289   $4,506,443,092   $1,171,134,596
Sales           562,511,489    12,299,728,546    4,026,493,235      356,374,714

66     College Retirement Equities Fund  2002 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTE 4--CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Selected condensed financial information for an Accumulation Unit of each Account is presented below.

                                                                                         MONEY MARKET ACCOUNT
                                                                     --------------------------------------------------------------
For the Years Ended December 31,                                        2002          2001         2000         1999         1998
PER ACCUMULATION UNIT DATA:
  INVESTMENT INCOME                                                   $  .407       $  .888      $ 1.273      $  .976       $  .998
  EXPENSES                                                               .082          .069         .055         .057          .054
                                                                     --------------------------------------------------------------
  Investment income--net                                                 .325          .819        1.218         .919          .944
  Net realized and unrealized gain (loss) on total investments          (.005)         .009         .007        (.005)         .005
                                                                     --------------------------------------------------------------
  Net increase in Accumulation Unit Value                                .320          .828        1.225         .914          .949
Accumulation Unit Value:
      Beginning of year                                                21.318        20.490       19.265       18.351        17.402
                                                                     --------------------------------------------------------------
      End of year                                                     $21.638       $21.318      $20.490      $19.265       $18.351
                                                                     ==============================================================
TOTAL RETURN                                                             1.50%         4.04%        6.36%        4.98%         5.45%
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                               0.38%         0.33%        0.28%        0.30%         0.30%
  Investment income--net                                                 1.51%         3.88%        6.12%        4.90%         5.27%
PORTFOLIO TURNOVER RATE                                                   N/A           N/A          N/A          N/A           N/A
THOUSANDS OF ACCUMULATION UNITS OUTSTANDING AT END OF YEAR            334,898       338,791      315,206      354,754       312,358

                                                                                     INFLATION-LINKED BOND ACCOUNT
                                                                     --------------------------------------------------------------
For the Years Ended December 31,                                        2002          2001         2000         1999         1998
PER ACCUMULATION UNIT DATA:
Investment income                                                     $ 1.797       $ 1.816      $ 2.113      $ 1.730       $ 1.256
Expenses                                                                 .147          .122         .083         .099          .086
                                                                     --------------------------------------------------------------
Investment income--net                                                  1.650         1.694(a)     2.030        1.631         1.170
Net realized and unrealized gain (loss) on total investments            3.817          .692(a)     1.491       (1.062)        (.260)
                                                                     --------------------------------------------------------------
  Net increase in Accumulation Unit Value                               5.467         2.386        3.521         .569          .910
Accumulation Unit Value:
      Beginning of year                                                33.504        31.118       27.597       27.028        26.118
                                                                     --------------------------------------------------------------
      End of year                                                     $38.971       $33.504      $31.118      $27.597       $27.028
                                                                     ==============================================================

TOTAL RETURN                                                            16.32%         7.67%       12.76%        2.10%         3.48%
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                               0.41%         0.36%        0.29%        0.36%         0.33%
  Investment income--net                                                 4.56%         4.93%(a)     6.97%        5.99%         4.50%
Portfolio turnover rate                                                 31.33%        42.16%       17.17%       54.35%        40.98%
THOUSANDS OF ACCUMULATION UNITS OUTSTANDING AT END OF YEAR             63,825        35,274       15,188        4,757         5,112

                                                                                          BOND MARKET ACCOUNT
                                                                     --------------------------------------------------------------
For the Years Ended December 31,                                        2002          2001         2000         1999         1998
PER ACCUMULATION UNIT DATA:
  Investment income                                                   $ 3.317       $ 3.258      $ 3.636      $ 3.289       $ 3.156
  Expenses                                                               .261          .242         .174         .166          .158
                                                                     --------------------------------------------------------------
  Investment income--net                                                3.056         3.016(a)     3.462        3.123         2.998
  Net realized and unrealized gain (loss) on total investments          3.236         1.571(a)     2.621       (3.711)        1.150
                                                                     --------------------------------------------------------------
  Net increase (decrease) in Accumulation Unit Value                    6.292         4.587        6.083        (.588)        4.148
Accumulation Unit Value:
      Beginning of year                                                62.445        57.858       51.775       52.363        48.215
                                                                     --------------------------------------------------------------
      End of year                                                     $68.737       $62.445      $57.858      $51.775       $52.363
                                                                     ==============================================================
TOTAL RETURN                                                            10.08%         7.93%       11.75%       (1.12%)        8.60%
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                               0.41%         0.43%        0.33%        0.32%         0.32%
  Investment income--net                                                 4.75%         5.36%(a)     6.50%        6.03%         5.98%
Portfolio turnover rate                                                249.41%       257.02%      377.44%(b)   656.58%       525.32%
THOUSANDS OF ACCUMULATION UNITS OUTSTANDING AT END OF YEAR             81,952        71,368       54,745       54,918        57,481

                        2002 ANNUAL REPORT College Retirement Equities Fund   67

--------------------------------------------------------------------------------


NOTE 4--CONDENSED FINANCIAL INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                         SOCIAL CHOICE ACCOUNT
                                                                     --------------------------------------------------------------
For the Years Ended December 31,                                        2002          2001         2000         1999         1998
PER ACCUMULATION UNIT DATA:
  Investment income                                                   $ 2.687       $ 2.766      $ 3.188      $ 2.898       $ 2.679
  Expenses                                                               .337          .352         .282         .293          .249
                                                                     --------------------------------------------------------------
  Investment income--net                                                2.350         2.414(a)     2.906        2.605         2.430
  Net realized and unrealized gain (loss) on total investments        (10.756)       (7.003)(a)   (2.582)       6.752        11.159
                                                                     --------------------------------------------------------------
  Net increase (decrease) in Accumulation Unit Value                   (8.406)       (4.589)       0.324        9.357        13.589
Accumulation Unit Value:
      Beginning of year                                                91.697        96.286       95.962       86.605        73.016
                                                                     --------------------------------------------------------------
      End of year                                                     $83.291       $91.697      $96.286      $95.962       $86.605
                                                                     ==============================================================

TOTAL RETURN                                                            (9.17%)       (4.77%)       0.34%       10.80%        18.61%
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                               0.39%         0.40%        0.30%        0.32%         0.31%
  Investment income--net                                                 2.75%         2.77%(a)     3.04%        2.88%         3.07%
Portfolio turnover rate                                                 92.82%        68.64%      117.10%(b)   206.44%       147.90%
THOUSANDS OF ACCUMULATION UNITS OUTSTANDING AT END OF YEAR             50,707        46,290       42,550       41,355        37,211

                                                                                           EQUITY INDEX ACCOUNT
                                                                     --------------------------------------------------------------
For the Years Ended December 31,                                        2002          2001         2000         1999         1998
PER ACCUMULATION UNIT DATA:
  Investment income                                                   $ 1.003       $  .973      $ 1.055      $ 1.012       $  .953
  Expenses                                                               .248          .258         .233         .225          .190
                                                                     --------------------------------------------------------------
  Investment income--net                                                 .755          .715(a)      .822         .787          .763
  Net realized and unrealized gain (loss) on total investments        (15.713)       (9.849)(a)   (7.216)      13.733        12.789
                                                                     --------------------------------------------------------------
  Net increase (decrease) in Accumulation Unit Value                  (14.958)       (9.134)      (6.394)      14.520        13.552
Accumulation Unit Value:
      Beginning of year                                                68.735        77.869       84.263       69.743        56.191
                                                                     --------------------------------------------------------------
      End of year                                                     $53.777       $68.735      $77.869      $84.263       $69.743
                                                                     ==============================================================
TOTAL RETURN                                                           (21.76%)      (11.73%)      (7.59%)      20.82%        24.12%
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                               0.41%         0.37%        0.28%        0.30%         0.31%
  Investment income--net                                                 1.26%         1.02%(a)     0.98%        1.05%         1.24%
Portfolio turnover rate                                                  7.02%         6.14%        9.42%        4.89%         3.98%
THOUSANDS OF ACCUMULATION UNITS OUTSTANDING AT END OF YEAR             86,020        75,254       62,018       57,249        47,997

(a) As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Inflation-Linked Bond Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income-net per Accumulation Unit by $.031, increase net realized and unrealized gain per Accumulation Unit by $.031 and decrease the ratio of investment income--net to average net assets by .11%. For the Bond Market Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income--net per Accumulation Unit by $.067, increase net realized and unrealized gain per Accumulation Unit by $.067 and decrease the ratio of investment income--net to average net assets by .12%. For the Social Choice Account, the effect of this change for the year ended December 31, 2001 was to decrease investment income--net per Accumulation Unit by $.019, increase net realized and unrealized loss per Accumulation Unit by $.019 and decrease the ratio of investment income--net to average net assets by .02%. For the Money Market and Equity Index Accounts the change had no effect on the condensed financial information. Per Accumulation Unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) During 2000, the Bond Market and Social Choice Accounts began structuring dollar rolls as financing transactions (see note 1); had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rates for the year ended December 31, 2000 would have been 552.94% and 196.05%, respectively.

68     College Retirement Equities Fund  2002 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------


NOTE 5--ACCUMULATION UNITS
--------------------------------------------------------------------------------

Changes in the number of Accumulation Units outstanding were as follows:

                                         Money Market                Inflation-Linked Bond                Bond Market
                                           Account                          Account                         Account
                                  --------------------------       -------------------------       -------------------------
For the Years Ended December 31,     2002            2001            2002            2001            2002            2001

Accumulation Units:
  Credited for premiums           30,648,525      27,744,536       5,034,886       2,801,278       6,628,310       4,960,493
  Credited (cancelled) for
    transfers, disbursements
    and amounts applied
    to the Annuity Fund           (34,540,665)    (4,160,452)     23,516,396      17,284,976       3,956,067      11,662,855
  Outstanding:
    Beginning of year             338,790,548     315,206,464     35,274,035      15,187,781      71,367,969      54,744,621
                                  ----------      ----------      ----------      ----------      ----------      ----------
    End of year                   334,898,408     338,790,548     63,825,317      35,274,035      81,952,346      71,367,969
                                  ==========      ==========      ==========      ==========      ==========      ==========


       Social Choice                   Equity Index
          Account                         Account
 -------------------------      --------------------------
   2002            2001            2002            2001


 5,438,197       4,429,226      11,076,265       8,316,119



(1,021,310)       (688,958)       (309,776)      4,919,606

46,290,236      42,549,968      75,253,823      62,018,098
----------      ----------      ----------      ----------
50,707,123      46,290,236      86,020,312      75,253,823
==========      ==========      ==========      ==========


NOTE 6--LINES OF CREDIT
--------------------------------------------------------------------------------

The Inflation-Linked Bond, Social Choice and Equity Index Accounts participate in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of participant withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Investment Management, or an affiliate of Investment Management, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. During the year ended December 31, 2002, the Equity Index Account borrowed under this facility. The average daily loan balance during the eight day period for which the loan was outstanding amounted to $33.8 million and the weighted average interest rate was 2.12%. The related interest expense was $16,036. For the year ended December 31, 2002, there were no borrowings under this credit facility by the Inflation-Linked Bond and Social Choice Accounts.

The Bond and Social Choice Accounts participate in letter of credit agreements in the amounts of $30 million and $8.5 million, respectively, for the purpose of facilitating the settlement of transactions in the mortgage backed securities market. For the year ended December 31, 2002, there were no borrowings under these agreements.

--------------------------------------------------------------------------------
Report of Independent Auditors

TO THE PARTICIPANTS AND BOARD OF TRUSTEES OF COLLEGE RETIREMENT EQUITIES FUND:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Money Market, Inflation-Linked Bond, Bond Market, Social Choice and Equity Index Accounts (five of the Accounts constituting the College Retirement Equities Fund ("CREF")) as of December 31, 2002, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of CREF's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, Inflation-Linked Bond, Bond Market, Social Choice and Equity Index Accounts of CREF at December 31, 2002, the results of their operations and cash flows for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP

New York, New York
February 7, 2003

--------------------------------------------------------------------------------

                        2002 ANNUAL REPORT College Retirement Equities Fund   69

2002 CREF ELECTION RESULTS


Trustees: Both nominees received between 96.89% and 96.95% of the votes cast; the average withheld was approximately 3.08%.

--------------------------------------------------------------------------------------------------
 NOMINEE                            DOLLARS FOR      PERCENT        DOLLARS AGAINST        PERCENT
--------------------------------------------------------------------------------------------------
 Nancy L. Jacob                  18,714,526,805.81     96.95             588,012,312.23      3.05
 Nestor V. Santiago              18,701,500,996.62     96.89             601,038,121.42      3.11


Participant Proposal I (to stop investing in companies supporting gun control)

------------------------------------------------------------------------------------------------------------------------------------
 FUND                               DOLLARS FOR      PERCENT        DOLLARS AGAINST        PERCENT      DOLLARS ABSTAIN      PERCENT
------------------------------------------------------------------------------------------------------------------------------------
 OVERALL CREF FUNDS               2,347,390,025.71     12.16          16,465,171,157.03     85.30           489,977,935.30      2.54
====================================================================================================================================
 Stock Account                    1,615,528,536.46     11.96          11,538,557,317.47     85.39           358,081,684.33      2.65
 Money Market Account               158,610,102.00     14.97             871,018,858.72     82.24            29,532,226.71      2.79
 Bond Account                       119,280,446.10     12.00             849,553,795.42     85.47            25,134,243.43      2.53
 Social Choice Account               85,220,416.62     12.46             586,547,394.87     85.76            12,162,554.43      1.78
 Global Equities Account             96,723,413.85     11.33             737,410,068.62     86.39            19,448,879.71      2.28
 Growth Account                     124,858,399.77     12.05             888,886,678.61     85.80            22,210,777.71      2.15
 Equity Index Account                83,337,990.67     12.01             596,189,076.21     85.90            14,549,505.28      2.09
 Inflation-Linked Bond Account       63,830,720.24     13.59             397,007,967.11     84.52             8,858,063.70      1.89


Participant Proposal II (to report on social and environmental issues)

------------------------------------------------------------------------------------------------------------------------------------
 FUND                               DOLLARS FOR      PERCENT        DOLLARS AGAINST        PERCENT      DOLLARS ABSTAIN      PERCENT
------------------------------------------------------------------------------------------------------------------------------------
 OVERALL CREF FUNDS               3,623,129,107.09     18.77          14,757,149,676.03     76.45           922,260,334.92      4.78
====================================================================================================================================
 Stock Account                    2,350,814,368.16     17.40          10,509,050,640.76     77.77           652,302,529.34      4.83
 Money Market Account               207,462,270.78     19.59             802,265,694.12     75.75            49,433,222.53      4.66
 Bond Account                       194,217,861.27     19.54             755,177,829.06     75.98            44,572,794.62      4.48
 Social Choice Account              273,725,174.59     40.02             369,968,706.67     54.09            40,236,484.66      5.89
 Global Equities Account            165,321,900.84     19.37             650,071,856.20     76.16            38,188,605.14      4.47
 Growth Account                     204,795,842.89     19.77             785,307,888.26     75.81            45,852,124.94      4.42
 Equity Index Account               132,552,195.26     19.10             530,597,727.94     76.45            30,926,648.96      4.45
 Inflation-Linked Bond Account       94,239,493.30     20.06             354,709,333.02     75.52            20,747,924.73      4.42

70     College Retirement Equities Fund  2002 ANNUAL REPORT

2002 CREF ELECTION RESULTS

Participant Proposal III (to separate CEO and Chairman positions)

------------------------------------------------------------------------------------------------------------------------------------
 FUND                                DOLLARS FOR      PERCENT         DOLLARS AGAINST      PERCENT        DOLLARS ABSTAIN    PERCENT
------------------------------------------------------------------------------------------------------------------------------------
 OVERALL CREF FUNDS               4,537,163,503.54     23.51         13,430,341,656.02      69.58         1,335,033,958.48      6.91
------------------------------------------------------------------------------------------------------------------------------------
 Stock Account                    2,997,372,098.43     22.18          9,604,410,626.08      71.12           910,384,813.75      6.74
 Money Market Account               269,992,791.38     25.49            715,210,027.35      67.53            73,958,368.70      6.98
 Bond Account                       247,273,584.16     24.88            676,240,436.26      68.03            70,454,464.53      7.09
 Social Choice Account              248,110,780.80     36.28            361,111,429.09      52.80            74,708,156.03     10.92
 Global Equities Account            207,876,907.86     24.35            582,877,201.08      68.29            62,828,253.24      7.36
 Growth Account                     263,446,434.42     25.44            706,498,905.91      68.20            66,010,515.76      6.36
 Equity Index Account               176,420,228.83     25.42            473,121,017.33      68.17            44,535,326.00      6.42
 Inflation-Linked Bond Account      126,670,677.66     26.97            310,872,012.92      66.19            32,154,060.47      6.84


Participant Proposal IV (to divest CREF's tobacco-related investments)

------------------------------------------------------------------------------------------------------------------------------------
 FUND                                DOLLARS FOR      PERCENT         DOLLARS AGAINST      PERCENT        DOLLARS ABSTAIN    PERCENT
------------------------------------------------------------------------------------------------------------------------------------
 OVERALL CREF FUNDS               4,147,562,402.68     22.28         13,611,453,311.78      73.11           859,593,037.66      4.61
------------------------------------------------------------------------------------------------------------------------------------
 Stock Account                    2,964,929,187.67     21.94          9,908,910,459.85      73.33           638,327,890.74      4.73
                                  ----------------     -----          ----------------      -----           --------------      ----
 Money Market Account               247,712,154.91     23.38            764,565,392.26      72.19            46,883,640.26      4.43
 Bond Account                       227,877,822.98     22.93            724,024,313.28      72.84            42,066,348.69      4.23
 Global Equities Account            193,265,188.39     22.64            622,301,313.87      72.91            38,015,859.92      4.45
 Growth Account                     247,423,381.86     23.89            750,064,558.63      72.40            38,467,915.60      3.71
 Equity Index Account               155,927,766.65     22.47            508,912,072.24      73.32            29,236,733.27      4.21
 Inflation-Linked Bond Account      110,426,900.22     23.51            332,675,201.65      70.83            26,594,649.18      5.66

                        2002 ANNUAL REPORT College Retirement Equities Fund   71

Management

CREF TRUSTEES AND OFFICERS

The following table includes certain information about CREF trustees and officers including positions held with CREF, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF's disinterested trustees and the second table includes information about CREF's interested trustees and officers.

DISINTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)    NUMBER OF      OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS       PORTFOLIOS      HELD BY TRUSTEE
                                                                                                  IN FUND
                                                                                                  COMPLEX
                                                                                                  OVERSEEN
                                                                                                 BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARTIN J. GRUBER              Trustee          Term expires 2004.       Nomura Professor of           51          Director, Deutche
New York University                            Trustee since 2000.      Finance, New York                         Asset Management
Stern School of Business                                                University, Stern School                  B.T. Funds, Japan
Henry Kaufman Management                                                of Business, Formerly,                    Equity Fund, Inc.
Education Center                                                        Chairman, Department of                   Singapore Equity
44 West 4th Street, Suite 988                                           Finance, New York                         Fund, Inc., the
New York, NY 10012                                                      University, Stern School                  Thai Equity Fund,
Age: 65                                                                 of Business, and Trustee                  Inc. and the DB
                                                                        of TIAA, 1996-2000.                       Hedge Securities
                                                                                                                  Fund, L.L.C.


NANCY L. JACOB                Trustee         Term expires 2006.        President and Managing          51        None
Windermere Investment                         Trustee since 1979.       Principal, Windermere
Associates                                                              Investment Associates.
121 S.W. Morrison Street,                                               Formerly, Chairman and
Suite 925                                                               Chief Executive Officer,
Portland, OR 97204                                                      CTC Consulting, Inc., and
Age: 60                                                                 Executive Vice President,
                                                                        U.S. Trust of the Pacific
                                                                        Northwest

STEPHEN A. ROSS               Trustee         Terms expires 2005.       Franco Modigliani Professor of  51        Director, Freddie
Sloan School of Management                    Trustee since 1981.       Finance and Economics, Sloan              Mac; Co-Chairman,
Massachusetts Institute of                                              School of Management,                     Roll & Ross Asset
Technology                                                              Massachusetts Institute of                Management Corp.;
77 Massachusetts Avenue                                                 Technology. Co-chairman, Roll             and Principal IV
Cambridge, MA 02139                                                     & Ross Asset Management Corp.             Capital, Ltd.
Age: 58                                                                 Formerly, Sterling Professor
                                                                        of Economics and Finance, Yale
                                                                        School of Management, Yale
                                                                        University.

NESTOR V. SANTIAGO            Trustee         Term expires 2006.        Vice President and Chief        51        Director, Bank-
Howard Hughes Medical                         Trustee since 2000.       Investment Officer, Howard                Fund Credit Union
Institute                                                               Hughes Medical Institute.                 and Emerging
4000 Jones Bridge Road                                                  Formerly, Investment Advisor/             Markets Growth
Chevy Chase, MD 20815                                                   Head of Investment Office,                Fund, Inc.
Age: 53                                                                 International Monetary Fund


MACEO K. SLOAN                Trustee         Term expires 2005.        Chairman and Chief Executive    51        Director, SCANA
NCM Capital Management                        Trustee since 1991.       Officer, Sloan Financial                  Corporation and
Group, Inc.                                                             Group, Inc. and NCM Capital               M&F Bancorp, Inc.
103 West Main Street,                                                   Management Group, Inc.,
Suite 400                                                               since 1991.
Durham, NC 27701-3638
Age: 53

ROBERT W. VISHNY              Trustee         Term expires 2004.        Eric J. Gleacher Distinguished  51        None
University of Chicago                         Trustee since 1996.       Service, Professor of Finance,
Graduate School of Business                                             University of Chicago, Graduate
1101 East 58th Street                                                   School of Business, Founding
Chicago, IL 60627                                                       Partner, LSV Asset Management.
Age: 43

INTERESTED TRUSTEES AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS         PORTFOLIOS    HELD BY TRUSTEE
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
                                                                                                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
HERBERT M. ALLISON, JR.(1)    President and    Indefinite term.        Chairman, President and     51            Board Member,
TIAA-CREF                     Chief Executive  President and Chief     Chief Executive Officer,                  Forbes.com, Inc.
730 Third Avenue              Officer          Executive Officer since TIAA, President and Chief
New York, NY 10017-3206                        2002.                   Executive Officer of CREF,
Age: 59                                                                TIAA-CREF Mutual Funds,
                                                                       TIAA-CREF Life Funds and
                                                                       TIAA Separate Account VA-1
                                                                       (these funds are collec-
                                                                       tively referred to as the
                                                                       "TIAA-CREF Funds").
                                                                       Formerly, President and
                                                                       Chief Executive Officer of
                                                                       University Alliance for
                                                                       Life-Long Learning, Inc.,
                                                                       2000-October 2002.
                                                                       National Finance Chairman,
                                                                       Presidential Campaign of
                                                                       Senator John McCain,
                                                                       1999-2000. President,
                                                                       Chief Operating Officer
                                                                       and Member of the Board of
                                                                       Directors of Merrill Lynch
                                                                       & Co., Inc., 1997-1999.

 MARTIN L. LEIBOWITZ(1)       Trustee, Vice    Term as Trustee expires Vice Chairman and Chief     51            None
 TIAA-CREF                    Chairman and     2003. Trustee since     Investment Officer of
 730 Third Avenue             Chief Invest-    1995. Vice Chairman     tht TIAA-CREFF Funds and
 New York, NY 10017-3206      ment Officer.    and Chief Invest-       TIAA. Member of Board
 Age: 66                                       ment Officer since      of Managers and Presi-
 Advisors, Inc.                                1995. Indefinite term   dent of TIAA-CREF Invest-
                                               as officer.             ment Management, LLC
                                                                       ("Investment Managmeent").
                                                                       Director and President of
                                                                       Teachers Advisors, Inc.
                                                                       ("Advisors"). Director of
                                                                       TIAA-CREF Life Insurance
                                                                       Company ("TIAA-CREF
                                                                       Life").

 BEVIS LONGSTRETH(2)          Trustee          Term expires 2003.      Retired Partner, Debvoise   51            Member of the Board
 51                                            Trustee since 1996.     & Plimpton. Formerly,                     of Directors of
 919 Third Avenue                                                      Partner and Of Counsel of                 AMVESCAP, PLC and
 New York, NY 10022-6225                                               Debevoise & Plimpton,                     Chairman of the
 Age: 69                                                               Adjunct Professor at                      Finance Committee
                                                                       Columbia University School                of the Rockefeller
                                                                       of Law and Commissioner of                Family Fund.
                                                                       the U.S. Securities and
                                                                       Exchange Commission

 RICHARD J. ADAMSKI(1)        Vice President   Indefinite term. Vice   Vice President and Treas-   N/A           N/A
 TIAA-CREF                    and Treasurer    President and Treasurer urer of the TIAA-CREF
 730 Third Avenue                              since 1991.             Funds and TIAA. Vice
 New York, NY 10017-3206                                               President and Treasurer of
 Age: 61                                                               Investment Management
                                                                       Services, TPIS, Advisors,
                                                                       TIAA-CREF Life, and TIAA-
                                                                       CREF Tuition Financing,
                                                                       Inc. ("Tuition Financing")

 C. VICTORIA APTER(1)         Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice and      of the TIAA-CREF Funds
 730 Third Avenue                              TIAA. President since   and TIAA. Formerly, Vice
 New York, NY 10017-3206                       2000.                   President, Retirement
 Age: 60                                                               Services, CREF and TIAA.

 SCOTT C. EVANS(1)            Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds
 730 Third Avenue                              President since 1997.   and TIAA. Executive Vice
 New York, NY 10017-3206                                               President of Investment
 Age: 43                                                               Management and Advisors
                                                                       and Director of TIAA-CREF

MARTIN E. GALT, III(1)        Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
TIAA-CREF                     President        Executive Vice          of the TIAA-CREF Funds
730 Third Avenue                               President since 2000.   and TIAA and President,
New York, NY 10017-3206                                                TIAA-CREF Investment
Age: 61                                                                Products. Formerly,
                                                                       Formerly, Executive Vice
                                                                       President and New York, NY
                                                                       10017-3206 President,
                                                                       Institutional Investments,
                                                                       Bank of Age: 61 America,
                                                                       and Principal Investment
                                                                       Officer, NationsBank.
                                                                       Director and President of
                                                                       Tuition Financing and TPIS
                                                                       and Director of TIAA-CREF
                                                                       Life and TIAA-CREF Trust
                                                                       Company.

 RICHARD L. GIBBS(1)          Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since         TIAA.  Executive Vice
 New York, NY 10017-3206                        1993.                  President, Investment
 Age: 55                                                               Management, Advisors and
                                                                       Tuition Financing and
                                                                       Director of TIAA-CREF Life
                                                                       and Tuition Financing.

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS         PORTFOLIOS    HELD BY TRUSTEE
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
                                                                                                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 DON W. HARRELL(1)            Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since         TIAA. Director of TIAA-
 New York, NY 10017-3206                       1992.                   CREF Life.
 Age: 65

 IRA J. HOCH(1)               Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds
 Retirement                                    President since 2000.   and TIAA. Formerly, Vice
 730 Third Avenue                                                      President, Retirement
 New York, NY 10017-3206                                               Services, CREF and TIAA.
 Age: 52

 MATINA S. HORNER(1)          Executive Vice   Indefinite term.        Executive Vice Presiden     N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 1989    TIAA. Director of TIAA-CREF
 New York, NY 10017-3206                                               Life.
 Age: 63

 E. LAVERNE JONES(1)          Vice President   Indefinite term. Vice   Vice President and Cor-
 TIAA-CREF                    and Corporate    President and Corporate porate Secretary of the
 730 Third Avenue             Secretary        Secretary since 1998.   TIAA-CREF Funds and TIAA.
 New York, NY 10017-3206
 Age: 53

 HARRY I. KLARISTENFELD(1)    Executive Vice   Indefinite term.        Executive Vice Executive    N/A           N/A
 TIAA-CREF                    President and    Executive Vice Presi-   President and Chief Actuary
 730 Third Avenue             Chief Actuary    dent and Chief Actuary  of the TIAA-CREF Funds and
 New York, NY 10017-3206                       since 2000.             TIAA. Formerly, Vice
 Age: 52                                                               President and Chief Actuary,
                                                                       Retirement Services, CREF
                                                                       and TIAA, Executive Vice
                                                                       President Chief Actuary of
                                                                       Services

 FRANCES NOLAN(1)             Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds
 730 Third Avenue                              President since 2000.   and TIAA. Formerly, Vice
 New York, NY 10017-3206                                               President, Retirement
 Age: 45                                                               Services, CREF and TIAA.

 BERTRAM L. SCOTT(1)          Executive Vice   Indefinite term.        Executive Vice President of N/A           N/A
 TIAA-CREF                    President        Executive Vice          the TIAA-CREF Funds and
 President                                     President since 2000.   TIAA and Chairman of the
 730 Third Avenue                                                      Board, and Chief Executive
 New York, NY 10017-3206                                               Officer of TIAA-CREF Life.
 Age: 51                                                               Formerly, President and
                                                                       Chief Executive Officer,
                                                                       Horizon Mercy.

 DEANNE J. SHALLCROSS(1)      Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 1998.   TIAA. Formerly, Vice
 New York, NY 10017-3206                                               President, Marketing, CREF
 Age: 53                                                               and TIAA.  Executive Vice
                                                                       President of Services.

 DAVID A. SHUNK(1)            Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 1998.   TIAA. Formerly, Vice
 New York, NY 10017-3206                                               President, Institutional &
 Age: 56                                                               Individual Consulting
                                                                       Services, CREF and TIAA.
                                                                       President and Chief
                                                                       Executive Officer of
                                                                       Services and Director of
                                                                       TIAA-CREF Trust Company.

 JOHN A. SOMERS(1)            Executive Vice   Indefinite term.        Vice President of the       N/A           N/A
 TIAA-CREF                    President        Executive Vice          TIAA-CREF Funds and TIAA.
 730 Third Avenue                              President since 1996.   Executive Vice President
 New York, NY 10017-3206                                               of Investment Management
 Age: 58                                                               and Advisors and Director
                                                                       of TIAA-CREF Life.

 CHARLES H. STAMM(1)          Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          and General Counsel of the
 730 Third Avenue                              President since 1988.   TIAA-CREF Funds and TIAA.
 New York, NY 10017-3206                                               Trustee of Services.
 Age: 64                                                               Director of TPIS,
                                                                       Advisors, TIAA-CREF Trust
                                                                       Company, Tuition Financing
                                                                       and TIAA-CREF Life. Member
                                                                       of Board of Managers of
                                                                       Investment Management.

-----------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITIONS HELD   TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
AND AGE                       WITH CREF        LENGTH OF TIME SERVED   DURING PAST 5 YEARS         PORTFOLIOS    HELD BY TRUSTEE
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
                                                                                                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 MARY ANN WERNER(1)           Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 2000.   TIAA and President, TIAA
 New York, NY 10017-3206                                               Shared Services. Formerly,
 Age: 57                                                               Vice President, CREF and
                                                                       TIAA. Executive Vice
                                                                       President of Services and
                                                                       Director of TIAA-CREF
                                                                       Life.

 JAMES A. WOLF(1)             Executive Vice   Indefinite term.        Executive Vice President    N/A           N/A
 TIAA-CREF                    President        Executive Vice          of the TIAA-CREF Funds and
 730 Third Avenue                              President since 2000.   TIAA and President, TIAA
 New York, NY 10017-3206                                               Retirement Services.
 Age: 57                                                               Formerly, Vice President,
                                                                       Retirement Services, CREF
                                                                       and TIAA. Trustee of
                                                                       Services and Director of
                                                                       TIAA-CREF Life.

(1) The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of CREF: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2) Mr. Longstreth may be considered an "interested person" under the Act because he is associated with a law firm that has acted as counsel to CREF or its affiliates.

[logo]    730 Third Avenue
 TIAA     New York, NY 10017-2206                           -----------------
 CREF                                                           PRESORTED
                                                                STANDARD
                                                            U.S. POSTAGE PAID
                                                                TIAA-CREF
                                                            -----------------




FOR MORE INFORMATION...


TIAA-CREF WEB CENTER

     TIAA-CREF.ORG
     24 hours a day, 7 days a week

     o Account performance, personal account information and transactions, product descriptions, calculators to estimate retirement income and allocate assets, and information about investment choices and income options


AUTOMATED TELEPHONE SERVICE

     800 842-2252
     24 hours a day, 7 days a week

     o Account performance, personal account information and transactions, and product information


TELEPHONE COUNSELING CENTER

     800 842-2776
     8 a.m. to 10 p.m. ET, Monday-Friday
     9 a.m. to 6 p.m. ET, Saturday

     o Retirement saving and planning, income options and payments, and tax reporting


PLANNING AND SERVICE CENTER

     800 223-1200
     8 a.m. to 10 p.m. ET, Monday-Friday

     o  TIAA-CREF Mutual Funds and after-tax annuities


TIAA-CREF TRUST COMPANY, FSB

     888 842-9001
     8 a.m. to 5 p.m. CT, Monday-Friday

     o Asset management, trust administration, estate planning, planned giving, and endowment management


TIAA-CREF TUITION FINANCING, INC.

   888 381-8283
   8 a.m. to 11 p.m. ET, Monday-Friday
   n  Tuition financing programs


FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS

     800 842-2755
     8 a.m. to 5 p.m. ET, Monday-Friday




[logo] Printed on recycled paper                              A10839-5fund-02/03

ITEM 9. CONTROLS AND PROCEDURES.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(b) Section 302 and Section 906 certifications of the principal executive officer and principal financial officer of registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        COLLEGE RETIREMENT EQUITIES FUND


Date:    February 28, 2003              By: /s/ HERBERT M. ALLISON, JR.
                                           -------------------------------------
                                           Herbert M. Allison, Jr.
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date:    February 28, 2003              By: /s/ HERBERT M. ALLISON, JR.
                                           -------------------------------------
                                           Herbert M. Allison, Jr.
                                           President and Chief Executive Officer
                                           (principal executive officer)


Date:    February 28, 2003              By: /s/ RICHARD L. GIBBS
                                           -------------------------------------
                                           Richard L. Gibbs
                                           Executive Vice President
                                           (principal financial officer)

                                  EXHIBIT LIST

(b)  Certifications

     99.CERT Section 302 certification of principal executive officer and principal financial officer

     99.1350CERT  Section 906 certification of principal executive officer and principal financial officer